UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)
Copy to: Jack W. Murphy, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006
Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2015

Item 1.  Reports to Stockholders.

PACE Select

July 31, 2015

PACE® Select Advisors Trust

Annual Report

PACE® Select Advisors Trust

Table of contents
Introduction	2
Portfolio Advisor's and Sub-Advisors' commentaries and Portfolios of investments
PACE® Money Market Investments	4
PACE® Mortgage-Backed Securities Fixed Income Investments	11
PACE® Intermediate Fixed Income Investments	28
PACE® Strategic Fixed Income Investments	55
PACE® Municipal Fixed Income Investments	87
PACE® International Fixed Income Investments	99
PACE® High Yield Investments	112
PACE® Large Co Value Equity Investments	129
PACE® Large Co Growth Equity Investments	146
PACE® Small/Medium Co Value Equity Investments	155
PACE® Small/Medium Co Growth Equity Investments	166
PACE® International Equity Investments	178
PACE® International Emerging Markets Equity Investments	194
PACE® Global Real Estate Securities Investments	206
PACE® Alternative Strategies Investments	214
Understanding your Portfolio's expenses	256
Statement of assets and liabilities	262
Statement of operations	270
Statement of changes in net assets	274
Statement of cash flows	280
Financial highlights	283
Notes to financial statements	312
Report of independent registered public accounting firm	361
Tax information	362
General information	363
Board approvals of sub-advisory agreements	364
Supplemental information, trustees and officers	382

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

PACE Select Advisors Trust

Introduction

September 18, 2015

Dear PACE Shareholder,

We are pleased to provide you with the annual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and sub-advisors regarding the events that affected Portfolio performance during the 12 months ended July 31, 2015. Please note that the opinions of the sub-advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc., the Portfolios' investment advisor.

Global growth generally improves

Growth in the US fluctuated during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 4.3% seasonally adjusted annualized rate during the third quarter of 2014. GDP growth then moderated to 2.1% during the fourth quarter and 0.6% for the first quarter of 2015. However, the US economy then improved, as the Commerce Department's second estimate for second quarter GDP was 3.7%.1

The US Federal Reserve Board (the "Fed") largely maintained its accommodative monetary policy during the reporting period, and continued to hold the fed funds rate at a historically low range between 0% and 0.25%. (The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis.) However, at its March 2015 meeting, the Fed said that it "... anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term." Finally, at the central bank's meeting that concluded in June 2015, the Fed said that it "...currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run."

In terms of the global economy, the International Monetary Fund's ("IMF") July 2015 World Economic Outlook Update said "A setback to activity in the first quarter of 2015, mostly in North America, has resulted in a small downward revision to global growth for 2015 relative to the April 2015 World Economic Outlook. Nevertheless, the underlying drivers for a gradual acceleration in economic activity in advanced economies—easy financial conditions, more neutral fiscal policy in the euro area, lower fuel prices, and improving confidence and labor market conditions—remain intact." The IMF projects that 2015 growth in the eurozone will be 1.5%, versus 0.8% in 2014. Japan's economy is expected to expand 0.8% in 2015, an improvement from the 0.1% contraction in 2014. In contrast, the IMF sees growth in emerging market countries decelerating in 2015, with GDP of 4.2% compared to 4.6% in 2014.

US equities post superior results

While it experienced several setbacks, the US equity market generated strong results during the reporting period. Investor sentiment was challenged at times given some mixed global economic data and corporate profit figures, as well as numerous geopolitical issues. All told, the US stock market, as measured by the S&P 500 Index,2 gained 11.21% for the 12 months ended July 31, 2015. In contrast, international equities produced weak results, as they were dragged down by growth concerns, fluctuating oil prices and the crisis in Greece. International developed

1  Based on the Commerce Department's second estimate announced on August 27, 2015, after the reporting period had ended.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

market equities, as measured by the MSCI EAFE Index (net),3 fell 0.27% during the period. Emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 declined 13.38% over the same period.

Mixed returns in the fixed income market

The global fixed income market was also volatile at times during the reporting period. This was triggered by incoming economic data, uncertainties surrounding future monetary policy and—as was the case for the equity market—unfolding geopolitical events. Against this backdrop, the yield on the 10-year US Treasury fell from 2.58% to 2.20% during the reporting period, and the overall US bond market, as measured by the Barclays US Aggregate Index,5 gained 2.82%. Riskier fixed income securities generated weaker results for the 12 months ended July 31, 2015. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 returned 0.22%, whereas emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 declined 1.28%.

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Managing Director, UBS Global Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2015. The views expressed in the Advisor's and Sub-Advisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor (with respect to PACE Money Market Investments only) and sub-advisors. Sub-advisors' comments on Portfolios that have more than one sub-advisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of September 18, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and sub-advisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar-denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market-capitalization-weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

PACE Money Market Investments

On September 22, 2015, the Portfolio's Board of Trustees ("the Board") approved a new policy on behalf of the Portfolio to invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash or government securities to allow the Portfolio to qualify as a government money market fund, as defined under the amended Rule 2a-7 of the Investment Company Act of 1940. In addition, the Board approved changing the Portfolio's name to PACE Government Money Market Investments to ensure that the Portfolio is understood to be a government money market fund. In connection with the change to the Portfolio's name, the Portfolio also will adopt a non-fundamental investment policy that the Portfolio invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government securities, including government securities subject to repurchase agreements. The changes are expected to become effective on or about November 28, 2015.

Performance (unaudited)

For the 12 months ended July 31, 2015, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee.1 Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 6. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the period, please refer to page 2.

Advisor's Comments

Throughout the reporting period, the US Federal Reserve Board (the "Fed") continued to hold the federal funds rate at a historically low range between 0% and 0.25%. The federal funds rate, or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis. (For more details on the Fed's actions, see page 2.) This continued to depress yields on a wide range of short-term investments. As a result, the Portfolio's yield remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 40 days. This was decreased to 38 days at the end of the reporting period.

PACE Select Advisors Trust – PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust

PACE Money Market Investments

Sub-advisor's comments – concluded

At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Several adjustments were made to the Portfolio's sector positioning during the 12-month period. We increased the Portfolio's exposures to repurchase agreements, US government and agency obligations and certificates of deposit. Conversely, we reduced our allocation to commercial paper and modestly pared our exposure to short-term corporate obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

PACE Select Advisors Trust

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/15	1 year	5 years	10 years
PACE Money Market Investments[1]	0.01%	0.01%	1.29%
Lipper Money Market Funds median	0.01	0.01	1.27

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/15	1 year	5 years	10 years
PACE Money Market Investments[1]	0.01%	0.01%	1.31%

For PACE Money Market Investments1 , the 7-day current yield for the period ended July 31, 2015 was 0.01% after fee waivers and/or expense reimbursements; the yield was (0.70)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/15
Net assets (mm)	$168.5
Number of holdings	52
Weighted average maturity	38 days
Portfolio composition[1]	07/31/15
Commercial paper	45.4%
Repurchase agreements	22.2
Certificates of deposit	17.2
US government and agency obligations	14.0
Short-term corporate obligation	1.2
Other assets less liabilities	0.0[2]
Total	100.0%
Top ten holdings[1]	07/31/15
Repurchase agreement with Goldman Sachs, Inc., 0.120% due 08/03/15	16.0%
Repurchase agreement with Barclays Capital, Inc., 0.130% due 08/03/15	5.9
Natixis, 0.080% due 08/03/15	3.0
Federal Home Loan Bank, 0.065% due 08/05/15	3.0
Working Capital Management Co., 0.150% due 08/03/15	3.0
Federal Home Loan Bank, 0.070% due 08/12/15	3.0
Atlantic Asset Securitization LLC, 0.140% due 08/07/15	3.0
Pfizer, Inc., 0.090% due 08/13/15	3.0
Starbird Funding Corp., 0.280% due 09/21/15	2.9
Federal Home Loan Bank, 0.170% due 12/09/15	2.9
Total	45.7%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2015. The Portfolio is actively managed and its composition will vary over time.

2  Represent less than 0.05% of net assets as of July 31, 2015.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
US government and agency obligations—13.95%
Federal Home Loan Bank 0.065%, due 08/05/15[1]	$5,000,000	$4,999,964
0.070%, due 08/12/15[1]	5,000,000	4,999,893
0.170%, due 12/09/15[1]	5,000,000	4,996,931
Federal Home Loan Mortgage Corp.* 0.170%, due 11/04/15[1]	1,000,000	999,551
Federal National Mortgage Association* 0.231%, due 03/21/16[1]	2,000,000	1,997,010
US Treasury Bills 0.180%, due 02/04/16[1]	1,500,000	1,498,597
0.100%, due 02/04/16[1]	3,000,000	2,996,572
US Treasury Notes 2.000%, due 04/30/16	1,000,000	1,013,160
Total US government and agency obligations (cost—$23,501,678)		23,501,678
Certificates of deposit—17.21%
Banking-non-US—10.09%
Credit Industriel et Commercial 0.140%, due 08/05/15	3,000,000	3,000,000
Mizuho Bank Ltd. 0.250%, due 09/01/15	2,000,000	2,000,000
0.280%, due 10/20/15	2,000,000	2,000,000
Natixis 0.255%, due 08/03/15[2]	2,000,000	2,000,000
Norinchukin Bank 0.160%, due 08/17/15	2,000,000	2,000,000
0.160%, due 08/20/15	3,000,000	3,000,000
Rabobank Nederland NV 0.295%, due 10/13/15	2,000,000	2,000,000
Toronto-Dominion Bank 0.520%, due 02/23/16	1,000,000	1,000,000
		17,000,000
Banking-US—7.12%
BMO Harris Bank N.A. 0.310%, due 10/08/15	2,000,000	2,000,000
Citibank N.A. 0.200%, due 10/01/15	2,000,000	2,000,000
HSBC Bank USA N.A. 0.280%, due 08/03/15	2,000,000	2,000,000
0.400%, due 12/07/15	2,000,000	2,000,000
JPMorgan Chase Bank N.A. 0.320%, due 10/28/15	2,000,000	2,000,000
State Street Bank & Trust Co. 0.220%, due 11/09/15	2,000,000	2,000,000
		12,000,000
Total certificates of deposit (cost—$29,000,000)		29,000,000
Commercial paper[1]—45.39%
Asset backed-miscellaneous—24.62%
Albion Capital Corp. 0.190%, due 08/20/15	1,000,000	999,900
	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
Antalis US Funding Corp. 0.210%, due 08/21/15	$2,000,000	$1,999,767
Atlantic Asset Securitization LLC 0.140%, due 08/07/15	5,000,000	4,999,883
Barton Capital Corp. 0.257%, due 08/17/15[2]	2,000,000	2,000,000
Cancara Asset Securitisation LLC 0.170%, due 08/03/15	2,000,000	1,999,981
Fairway Finance Co. LLC 0.260%, due 08/17/15	2,000,000	1,999,769
Gotham Funding Corp. 0.160%, due 08/10/15	3,000,000	2,999,880
Liberty Street Funding LLC 0.250%, due 10/26/15	2,000,000	1,998,806
LMA Americas LLC 0.140%, due 08/03/15	4,000,000	3,999,969
Manhattan Asset Funding Co. LLC 0.180%, due 08/25/15	4,000,000	3,999,520
Starbird Funding Corp. 0.280%, due 09/21/15	5,000,000	4,998,017
Victory Receivables Corp. 0.190%, due 08/10/15	4,500,000	4,499,786
Working Capital Management Co. 0.150%, due 08/03/15	5,000,000	4,999,958
		41,495,236
Banking-non-US—7.71%
Australia & New Zealand Banking Group Ltd. 0.276%, due 08/13/15[2]	2,000,000	2,000,000
Caisse Centrale Desjardins 0.170%, due 08/11/15	1,000,000	999,953
Mitsubishi UFJ Trust & Banking Corp. 0.160%, due 08/17/15	3,000,000	2,999,786
National Australia Bank Ltd. 0.415%, due 01/08/16	2,000,000	1,996,311
Natixis 0.080%, due 08/03/15	5,000,000	4,999,978
		12,996,028
Banking-US—2.96%
Bedford Row Funding Corp. 0.110%, due 08/17/15	3,000,000	2,999,853
0.470%, due 01/04/16	2,000,000	1,995,927
		4,995,780
Electric-integrated—1.19%
CNPC Finance HK Ltd. 0.400%, due 08/04/15	2,000,000	1,999,933
Finance-non-captive diversified—1.19%
General Electric Capital Corp. 0.350%, due 10/02/15	2,000,000	1,998,794

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
Commercial paper[1]—(concluded)
Insurance-life—1.78%
MetLife Short Term Funding LLC 0.150%, due 08/24/15	$3,000,000	$2,999,713
Machinery-agriculture & construction—2.97%
Caterpillar Financial Services Corp. 0.100%, due 08/04/15	2,000,000	1,999,983
0.110%, due 09/14/15	3,000,000	2,999,597
		4,999,580
Pharmaceuticals—2.97%
Pfizer, Inc. 0.090%, due 08/13/15	5,000,000	4,999,850
Total commercial paper (cost—$76,784,914)		76,484,914
Short-term corporate obligation—1.19%
Finance-non-captive diversified—1.19%
General Electric Capital Corp 2.250%, due 11/09/15 (cost—$2,010,309)	2,000,000	2,010,309
Repurchase agreements—22.22%
Repurchase agreement dated 07/31/15 with Barclays Capital, Inc., 0.130% due 08/03/15, collateralized by $10,200,000 US Treasury Note, 1.625% due 07/31/20; (value—$10,200,000); proceeds: $10,000,108	10,000,000	10,000,000
Repurchase agreement dated 07/31/15 with Goldman Sachs & Co., 0.120% due 08/03/15, collateralized by $27,451,000 Federal Home Loan Mortgage Corp. obligation, 1.840% due 04/08/20; (value—$27,540,094); proceeds: $27,000,270	27,000,000	27,000,000
	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 07/31/15 with State Street Bank and Trust Co., 0.000% due 08/03/15, collateralized by $417,935 Federal Home Loan Mortgage Corp. obligation, 1.960% due 11/07/22 and $49,820 Federal National Mortgage Association obligation, 2.170% due 11/07/22; (value—$450,464); proceeds: $441,000	$441,000	$441,000
Total repurchase agreements (cost—$37,441,000)		37,441,000
Total investments (cost—$168,437,901 which approximates cost for federal income tax purposes)—99.96%		168,437,901
Other assets in excess of liabilities—0.04%		65,216
Net assets (applicable to 168,501,248 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$168,503,117

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—July 31, 2015

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$23,501,678	$—	$23,501,678
Certificates of deposit	—	29,000,000	—	29,000,000
Commercial paper	—	76,484,914	—	76,484,914
Short-term corporate obligation	—	2,010,309	—	2,010,309
Repurchase agreements	—	37,441,000	—	37,441,000
Total	$—	$168,437,901	$—	$168,437,901

At July 31, 2015, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	81.0%
Japan	7.1
France	5.9
Australia	2.4
Netherlands	1.2
Canada	1.2
China	1.2
Total	100.0%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase unless otherwise noted.

2  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2015 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Performance (unaudited)

For the 12 months ended July 31, 2015, the Portfolio's Class P shares gained 3.04% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Mortgage-Backed Securities Index (the "benchmark") rose 3.54%, and the Lipper US Mortgage Funds category posted a median return of 3.24%.3 (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 14. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-advisor's comments2

(Please note that while the sub-advisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period. Positioning within the agency mortgage-backed security ("MBS") sector was neutral to modestly positive for performance. An overall underweight to agency MBS contributed to results as they lagged like-duration Treasuries. However, less exposure to lower coupon Freddie Mac ("FHLMC") and Fannie Mae ("FNMA") mortgages during the first half of the period detracted from returns, as these securities outperformed higher coupons given elevated prepayment concerns. An underweight to 15-year conventional FNMA and FHLMC securities detracted from returns, as they outperformed the broader market and like-duration Treasuries. Additionally, an underweight to Ginnie Mae ("GNMA") bonds for most of the period contributed to results as they underperformed FHLMC and FNMA mortgages.

An allocation to non-agency MBS contributed to results as prices on selected securities rose amid strong demand and continued limited supply.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  Barclays US Mortgage-Backed Securities Index, as calculated by the investment advisor, which as of July 31, 2015 had a duration of approximately 4.34 years.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Managers:

Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities, which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date; issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within +/- 50% of the effective duration of the Portfolio's benchmark index.3 (Duration is a measure of a portfolio's sensitivity to interest rate changes.) The Portfolio may engage in short selling with respect to securities issued by the US Treasury and certain TBA securities coupon trades. PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Sub-advisor's comments – concluded

An underweight to US duration detracted from performance as the yield on the 10-year US Treasury fell 38 basis points (0.38%). (Duration measures a portfolio's sensitivity to interest rate changes.)

Overall, derivative usage was positive during the reporting period, primarily due to income generated from selling mortgage pool options as a way to manage interest rate and volatility risk within the sector. This was partially offset by negative price action of synthetic interest-only agency MBS that were traded as total return swaps. The Portfolio also used interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Additionally, options on swaps were used to manage interest rate and volatility exposures, as well as to generate income in expected interest rate scenarios. Government futures were utilized to adjust interest rate exposures and replicate government bond positions.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Mortgage-Backed Securities Fixed Income Investments Class P shares versus the Barclays US Mortgage-Backed Securities Index over the 10 years ended July 31, 2015. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Mortgage-Backed Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.86%	2.45%	4.25%
Class C2	2.27	1.93	3.73
Class Y3	3.12	2.71	4.53
Class P4	3.04	2.70	4.51
After deducting maximum sales charge
Class A1	(1.74)	1.50	3.78
Class C2	1.52	1.93	3.73
Barclays US Mortgage-Backed Securities Index[5]	3.54	2.85	4.68
Lipper US Mortgage Funds median	3.24	2.97	4.18

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.97%	2.58%	4.16%
Class C2	1.38	2.06	3.63
Class Y3	2.23	2.83	4.44
Class P4	2.14	2.82	4.41
After deducting maximum sales charge
Class A1	(2.64)	1.64	3.68
Class C2	0.63	2.06	3.63

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.07% and 0.97%; Class C—1.59% and 1.47%; Class Y—0.87% and 0.72%; and Class P—0.90% and 0.72%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 30, 2015 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Pacific Investment Management Company LLC, the Portfolio's investment sub-advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class C—1.47%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/15
Weighted average duration	3.28 yrs.
Weighted average maturity	4.27 yrs.
Average coupon	2.50%
Net assets (mm)	$529.4
Number of holdings	521
Portfolio composition[1]	07/31/15
Bonds	149.2%
Investments sold short	(32.7)
Options and swaps	(0.3)
Cash equivalents and other assets less liabilities	(16.2)
Total	100.0%
Asset allocation[1]	07/31/15
US government agency mortgage pass-through certificates	122.9%
Collateralized mortgage obligations	13.9
Asset-backed securities	6.2
US government obligations	4.9
Stripped mortgage-backed securities	1.3
Options and swaps	(0.3)
Investments sold short	(32.7)
Cash equivalents and other assets less liabilities	(16.2)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2015. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
US government obligations—4.85%
US Treasury Notes 1.875%, due 05/31/22[1]	$8,700,000	$8,675,536
2.000%, due 07/31/22	6,200,000	6,224,461
2.000%, due 02/15/25	10,950,000	10,760,937
Total US government obligations (cost—$25,690,599)		25,660,934
Government national mortgage association certificates—34.06%
GNMA 3.000%, due 01/15/45	22,999,999	23,429,501
3.000%, due 02/15/45	999,999	1,018,673
3.000%, due 07/15/45	1,000,000	1,018,674
4.000%, due 12/15/41	2,089,726	2,246,230
4.500%, due 09/15/39	1,389,420	1,522,331
4.500%, due 11/15/39	320,600	349,016
4.500%, due 05/15/40	153,445	166,796
4.500%, due 06/15/40	675,403	734,668
5.000%, due 12/15/34	295,978	330,630
5.000%, due 04/15/38	235,251	261,034
5.000%, due 05/15/38	8,361	9,269
5.000%, due 08/15/39	621,012	689,326
5.000%, due 09/15/39	824,951	915,170
5.000%, due 10/15/39	8,569	9,498
5.000%, due 12/15/39	22,826	25,350
5.000%, due 02/15/40	391,102	434,273
5.000%, due 05/15/40	601,571	667,932
5.000%, due 09/15/40	13,235	14,695
5.000%, due 05/15/41	169,529	189,840
5.500%, due 08/15/35	53,919	61,277
5.500%, due 02/15/38	6,492	7,307
5.500%, due 04/15/38	549,089	617,083
5.500%, due 05/15/38	558,681	629,353
5.500%, due 06/15/38	296,377	333,607
5.500%, due 10/15/38	1,447,478	1,629,287
5.500%, due 11/15/38	80,299	90,422
5.500%, due 12/15/38	16,380	18,437
5.500%, due 03/15/39	278,021	313,977
5.500%, due 05/15/39	139,385	156,893
5.500%, due 09/15/39	693,476	780,516
5.500%, due 01/15/40	11,386	12,823
5.500%, due 03/15/40	978,686	1,101,523
5.500%, due 05/15/40	60,500	68,060
6.500%, due 02/15/29	1,228	1,402
6.500%, due 01/15/36	12,261	13,991
6.500%, due 09/15/36	327,957	383,580
6.500%, due 02/15/37	17,923	20,799
6.500%, due 04/15/37	12,418	14,171
6.500%, due 01/15/38	12,063	13,819
6.500%, due 06/15/38	41,440	47,822
6.500%, due 07/15/38	43,760	53,691
6.500%, due 11/15/38	11,365	13,711
7.500%, due 08/15/21	3,014	3,121
8.000%, due 02/15/23	584	645
8.250%, due 04/15/19	94,347	100,939
10.500%, due 02/15/19	15,543	15,633
	Face amount	Value
Government national mortgage association certificates—(continued)
10.500%, due 06/15/19	$19,686	$19,799
10.500%, due 07/15/19	25,191	25,336
10.500%, due 07/15/20	2,150	2,163
10.500%, due 08/15/20	19,826	20,265
GNMA II 2.500%, due 03/20/45	994,527	969,863
3.000%, due 07/20/45[1]	9,999,000	10,184,309
5.000%, due 12/20/33	444,616	494,793
5.000%, due 01/20/34	252,253	281,700
5.000%, due 02/20/38	344,503	374,566
5.000%, due 04/20/38	392,944	427,992
5.000%, due 08/20/41	51,109	56,688
5.000%, due 12/20/42	69,549	77,441
5.000%, due 08/20/43	6,804,647	7,388,720
9.000%, due 04/20/25	10,281	11,794
9.000%, due 12/20/26	3,529	3,748
9.000%, due 01/20/27	10,835	11,180
9.000%, due 09/20/30	1,175	1,180
9.000%, due 10/20/30	3,846	4,024
9.000%, due 11/20/30	5,210	5,310
GNMA II ARM 1.625%, due 07/20/17	1,470	1,492
1.625%, due 09/20/21	77,969	80,530
1.625%, due 06/20/22	69,075	71,730
1.625%, due 04/20/24	108,600	112,194
1.625%, due 08/20/25	20,555	21,386
1.625%, due 09/20/25	26,801	27,907
1.625%, due 04/20/26	135,288	140,074
1.625%, due 06/20/26	58,150	60,387
1.625%, due 08/20/26	29,806	31,016
1.625%, due 04/20/27	33,611	34,959
1.625%, due 07/20/27	11,050	11,499
1.625%, due 04/20/30	11,444	11,904
1.625%, due 05/20/30	124,215	129,206
1.625%, due 07/20/30	63,949	66,530
1.750%, due 01/20/23	50,002	51,594
1.750%, due 03/20/23	25,217	26,042
1.750%, due 01/20/24	58,980	60,892
1.750%, due 02/20/25	15,356	15,900
1.750%, due 03/20/26	14,798	15,366
1.750%, due 01/20/27	83,088	84,030
1.750%, due 01/20/28	13,876	14,404
1.750%, due 02/20/28	9,614	9,948
2.000%, due 01/20/25	7,034	7,248
2.000%, due 05/20/25	7,813	8,072
2.000%, due 09/20/26	4,715	4,880
2.000%, due 01/20/27	5,578	5,801
2.000%, due 02/20/27	11,457	11,849
2.000%, due 04/20/27	3,676	3,887
2.000%, due 08/20/27	31,373	33,355
2.000%, due 04/20/30	12,612	13,077
2.000%, due 05/20/30	395,195	409,786
2.000%, due 07/20/30	21,094	21,951
2.000%, due 08/20/30	109,042	113,487
2.500%, due 04/20/18	1,996	2,005

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
Government national mortgage association certificates—(concluded)
2.500%, due 11/20/21	$16,787	$17,205
2.500%, due 03/20/25	25,300	26,116
2.500%, due 07/20/30	42,620	45,114
2.500%, due 08/20/30	4,175	4,313
2.500%, due 10/20/30	14,481	14,846
3.000%, due 04/20/18	2,586	2,645
3.000%, due 05/20/25	52,468	55,529
3.000%, due 06/20/25	19,733	20,533
3.500%, due 03/20/25	10,168	10,263
4.000%, due 01/20/18	34,249	35,441
4.000%, due 05/20/18	2,717	2,743
4.000%, due 06/20/19	14,502	14,731
GNMA TBA 3.000%	2,000,000	2,034,062
3.500%	6,000,000	6,261,872
4.000%	3,000,000	3,187,033
4.500%	4,000,000	4,334,688
6.000%	1,000,000	1,128,403
GNMA II TBA 3.000%	20,000,000	20,340,624
3.500%	35,000,000	36,460,153
4.000%	27,000,000	28,631,073
4.500%	14,000,000	15,086,095
Total government national mortgage association certificates (cost—$178,874,228)		180,325,536
Federal home loan mortgage corporation certificates*—27.91%
FHLMC 3.000%, due 04/01/43	467,423	470,015
3.000%, due 05/01/43	486,827	489,458
3.000%, due 12/01/44	336,044	337,547
3.000%, due 04/01/45	239,999	240,948
3.000%, due 05/01/45	249,999	250,988
3.000%, due 06/01/45	6,510,006	6,535,752
3.500%, due 09/01/32	864,354	911,331
4.000%, due 01/01/37	688,934	733,489
4.000%, due 07/01/43	350,044	375,463
4.000%, due 06/01/44	1,823,535	1,936,937
5.000%, due 10/01/25	111,602	122,702
5.000%, due 11/01/27	10,066	11,093
5.000%, due 10/01/29	387,837	426,623
5.000%, due 09/01/33	328,729	362,419
5.000%, due 01/01/34	60,961	67,725
5.000%, due 06/01/34	21,127	23,401
5.000%, due 04/01/35	59,446	65,394
5.000%, due 05/01/35	239,248	264,829
5.000%, due 07/01/35	1,923,507	2,130,471
5.000%, due 08/01/35	69,868	77,354
5.000%, due 10/01/35	56,643	62,585
5.000%, due 12/01/35	6,264	6,897
5.000%, due 02/01/37	171,474	188,589
5.000%, due 06/01/37	99,715	109,771
5.000%, due 07/01/38	489,024	537,473
	Face amount	Value
Federal home loan mortgage corporation certificates*—(continued)
5.000%, due 11/01/38	$531,905	$584,927
5.000%, due 06/01/39	125,682	138,441
5.000%, due 08/01/39	52,016	57,470
5.000%, due 03/01/40	14,121	15,636
5.000%, due 07/01/40	801,107	886,387
5.000%, due 08/01/40	112,443	124,563
5.000%, due 09/01/40	322,915	355,025
5.000%, due 11/01/40	519,610	575,762
5.000%, due 02/01/41	886,196	981,658
5.000%, due 03/01/41	60,033	66,471
5.000%, due 04/01/41	2,053,267	2,263,370
5.000%, due 05/01/41	420,399	464,891
5.000%, due 06/01/41	129,073	142,973
5.000%, due 07/01/41	78,401	86,534
5.000%, due 08/01/44	180,376	200,164
5.500%, due 06/01/28	2,828	3,157
5.500%, due 02/01/32	3,585	4,021
5.500%, due 12/01/32	4,970	5,574
5.500%, due 02/01/33	96,446	107,705
5.500%, due 05/01/33	1,891	2,116
5.500%, due 06/01/33	299,746	339,300
5.500%, due 12/01/33	110,910	124,813
5.500%, due 12/01/34	90,228	101,363
5.500%, due 06/01/35[1]	1,590,338	1,785,934
5.500%, due 07/01/35	10,807	12,122
5.500%, due 10/01/35	371,017	416,865
5.500%, due 12/01/35	241,660	270,829
5.500%, due 06/01/36	884,253	991,652
5.500%, due 12/01/36[1]	1,469,871	1,641,677
5.500%, due 03/01/37	181,859	203,250
5.500%, due 07/01/37	95,600	104,782
5.500%, due 10/01/37	9,267	10,345
5.500%, due 04/01/38	282,001	314,793
5.500%, due 05/01/38	33,824	37,757
5.500%, due 12/01/38	6,179	6,973
5.500%, due 01/01/39	126,091	140,753
5.500%, due 09/01/39	387,269	436,361
5.500%, due 02/01/40	18,682	20,855
5.500%, due 03/01/40	14,665	16,389
5.500%, due 05/01/40	253,222	282,667
5.500%, due 02/01/41	74,216	82,963
5.500%, due 03/01/41	267,977	299,215
6.000%, due 11/01/37	2,448,639	2,766,065
7.000%, due 08/01/25	373	422
9.000%, due 04/01/25	30,329	30,575
11.000%, due 12/01/15	52	52
11.000%, due 06/01/19	229	230
11.000%, due 09/01/20	194	197
11.500%, due 01/01/16	272	274
11.500%, due 01/01/18	444	444
11.500%, due 06/01/19	11,309	11,450
FHLMC ARM 2.262%, due 01/01/28	16,406	17,024
2.332%, due 11/01/27	80,297	83,450
2.356%, due 04/01/29	116,987	122,950

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
Federal home loan mortgage corporation certificates*—(concluded)
2.388%, due 07/01/24	$148,129	$149,926
2.398%, due 10/01/23	52,542	54,270
2.456%, due 11/01/29	320,451	336,924
2.486%, due 06/01/28	262,024	276,762
2.511%, due 07/01/28	110,099	114,989
2.511%, due 12/01/29	59,978	62,539
2.589%, due 01/01/29	171,597	183,019
2.590%, due 10/01/27	206,754	220,424
2.594%, due 11/01/25	187,668	200,231
2.630%, due 10/01/27	199,028	211,742
2.750%, due 01/01/30	30,308	30,530
FHLMC TBA 3.000%[1]	46,000,000	46,136,250
3.500%	28,000,000	28,932,977
4.000%	19,000,000	20,125,157
4.500%	15,000,000	16,237,404
Total federal home loan mortgage corporation certificates (cost—$146,346,500)		147,754,034
Federal housing administration certificates—0.06%
FHA GMAC 7.400%, due 02/01/21[2]	67,806	67,696
FHA Reilly 6.896%, due 07/01/20	238,642	238,642
Total federal housing administration certificates (cost—$306,803)		306,338
Federal national mortgage association certificates*—60.83%
FNMA 2.000%, due 05/01/28	292,357	291,505
2.000%, due 08/01/28	401,245	400,076
2.000%, due 10/01/28	1,948,079	1,942,409
2.354%, due 03/01/23	1,821,377	1,826,474
2.500%, due 06/01/28	400,763	410,521
2.500%, due 07/01/28	3,198,361	3,276,455
2.500%, due 08/01/28	122,763	125,760
2.500%, due 07/01/29	518,456	526,761
2.500%, due 12/01/29	28,982	29,446
2.500%, due 01/01/30	1,884,042	1,914,224
2.500%, due 04/01/30	25,179	25,582
2.500%, due 05/01/30[1]	48,089,462	48,859,841
2.500%, due 06/01/30	7,033,207	7,145,876
2.500%, due 07/01/30[1]	51,192,642	52,012,736
2.500%, due 08/01/30	1,171,099	1,189,828
3.000%, due 10/01/42	873,832	883,289
3.000%, due 01/01/43	3,426,553	3,462,537
3.000%, due 04/01/43	1,301,564	1,314,634
3.000%, due 05/01/43	1,362,932	1,376,368
3.000%, due 06/01/43	191,690	193,555
3.000%, due 09/01/43	1,526,034	1,539,810
3.330%, due 07/01/22	3,886,000	4,121,486
3.500%, due 11/01/25	963,561	1,021,673
	Face amount	Value
Federal national mortgage association certificates*—(continued)
3.500%, due 03/01/42	$770,090	$802,208
3.500%, due 12/01/42	3,002,968	3,129,002
3.500%, due 03/01/43	1,659,083	1,728,670
3.500%, due 05/01/43	6,121,343	6,395,361
3.500%, due 05/01/44	75,000	77,905
3.500%, due 06/01/45	604,393	627,807
3.500%, due 07/01/45	12,355,379	12,834,487
3.600%, due 08/01/23	817,000	880,589
3.765%, due 12/01/25	3,000,000	3,218,824
4.000%, due 03/01/19	35,664	37,414
4.000%, due 06/01/19	44,434	46,618
4.000%, due 07/01/25	37,208	39,047
4.000%, due 08/01/25	93,542	98,971
4.000%, due 09/01/25	93,666	99,228
4.000%, due 10/01/25	33,891	36,052
4.000%, due 11/01/25	286,307	305,478
4.000%, due 01/01/26	498,187	529,735
4.000%, due 02/01/26	2,064,443	2,202,344
4.000%, due 03/01/26	1,650,660	1,758,426
4.000%, due 04/01/26	3,774,600	4,026,990
4.000%, due 05/01/39	233,640	250,356
4.000%, due 09/01/39	536,974	577,314
4.000%, due 12/01/41	1,634,027	1,757,573
4.000%, due 07/01/42	2,622,279	2,828,845
4.000%, due 09/01/42	9,934,581	10,686,520
4.000%, due 10/01/42	7,244,189	7,792,512
4.500%, due 11/01/17	17,529	18,279
4.500%, due 02/01/18	433,500	452,054
4.500%, due 04/01/18	2,523,640	2,631,652
4.500%, due 05/01/18	68,032	70,944
4.500%, due 06/01/18	92,070	96,010
4.500%, due 05/01/19	6,826	7,119
4.500%, due 09/01/19	136,877	143,235
4.500%, due 08/01/20	64,965	67,808
4.500%, due 05/01/21	350,451	365,451
4.500%, due 03/01/23	13,415	14,432
4.500%, due 08/01/41	1,499,501	1,654,545
5.000%, due 05/01/17	155,001	162,260
5.000%, due 12/01/17	355,981	372,653
5.000%, due 03/01/23	7,360	7,976
5.000%, due 05/01/23	179,311	194,547
5.000%, due 09/01/23	652,016	720,709
5.000%, due 07/01/24	926,401	1,024,002
5.000%, due 03/01/25	40,463	44,725
5.000%, due 07/01/27	954,870	1,055,470
5.000%, due 10/01/34	47,753	52,784
5.000%, due 08/01/41	51,754	57,351
5.500%, due 07/01/27	238,733	267,681
5.500%, due 02/01/32	12,139	13,616
5.500%, due 11/01/32	141,847	159,062
5.500%, due 03/01/33	148,189	166,048
5.500%, due 12/01/33	1,793	2,032
5.500%, due 04/01/34	105,840	119,635
5.500%, due 01/01/35	136,311	152,840
5.500%, due 04/01/36	92,958	104,261

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
Federal national mortgage association certificates*—(continued)
5.500%, due 05/01/37	$448,726	$507,014
5.500%, due 07/01/37	232,343	262,661
5.500%, due 06/01/39	2,189,911	2,475,028
5.500%, due 11/01/39	838,297	949,924
6.000%, due 11/01/21	83,044	88,548
6.000%, due 01/01/23	242,835	260,640
6.000%, due 03/01/23	399,166	439,956
6.000%, due 11/01/26	48,692	55,171
6.000%, due 02/01/32	84,925	96,291
6.000%, due 09/01/32	8,768	9,934
6.000%, due 10/01/32	9,336	10,586
6.000%, due 12/01/32	27,190	31,120
6.000%, due 01/01/33	150,973	171,337
6.000%, due 02/01/33	32,453	36,770
6.000%, due 09/01/34	249,678	284,196
6.000%, due 04/01/35	1,093	1,239
6.000%, due 05/01/35	149,126	169,208
6.000%, due 06/01/35	34,947	39,927
6.000%, due 07/01/35	92,610	105,408
6.000%, due 08/01/35	111,209	126,110
6.000%, due 09/01/35	2,623	2,989
6.000%, due 01/01/36	71,820	81,396
6.000%, due 06/01/36	3,286	3,727
6.000%, due 09/01/36	81,550	92,943
6.000%, due 10/01/36	27,514	31,236
6.000%, due 12/01/36	341,924	391,792
6.000%, due 01/01/37	22,343	25,312
6.000%, due 03/01/37	33,820	38,769
6.000%, due 12/01/37	136,098	154,203
6.000%, due 01/01/38	799,858	906,498
6.000%, due 08/01/38	2,273	2,576
6.000%, due 11/01/38	859,225	981,855
6.000%, due 05/01/39	103,350	118,153
6.000%, due 11/01/40	1,184,038	1,356,805
6.500%, due 07/01/19	10,487	12,037
6.500%, due 10/01/36	572,701	657,316
6.500%, due 02/01/37	8,673	10,332
6.500%, due 07/01/37	71,463	82,021
6.500%, due 08/01/37	157,691	180,989
6.500%, due 09/01/37	158,316	181,706
6.500%, due 12/01/37	255,694	293,472
6.500%, due 08/01/38	3,374	3,872
6.500%, due 05/01/40	2,585,482	2,967,479
7.500%, due 11/01/26	20,377	20,867
8.000%, due 11/01/26	14,802	15,506
9.000%, due 02/01/26	16,712	19,057
10.500%, due 08/01/20	88	89
10.500%, due 04/01/22	9	9
FNMA ARM 1.356%, due 03/01/44	354,476	363,688
1.645%, due 07/01/30	21,430	21,751
1.680%, due 10/01/26	210,876	213,793
2.205%, due 02/01/26	37,262	37,401
2.220%, due 09/01/26	22,021	22,117
2.366%, due 05/01/30	43,282	45,156
	Face amount	Value
Federal national mortgage association certificates*—(concluded)
2.377%, due 02/01/30	$5,587	$5,615
2.546%, due 03/01/25	99,763	104,640
2.621%, due 12/01/27	22,457	23,351
FNMA TBA 3.000%	30,500,000	30,944,089
3.500%	37,500,000	38,848,270
4.000%	10,000,000	10,613,671
4.500%	9,500,000	10,289,316
5.000%	4,000,000	4,417,033
5.500%	3,000,000	3,365,156
6.000%	1,000,000	1,134,966
Total federal national mortgage association certificates (cost—$318,621,279)		322,062,390
Collateralized mortgage obligations—13.91%
Alternative Loan Trust, Series 2003-16T1, Class A2 0.661%, due 09/25/33[3]	91,595	90,283
Series 2004-J7, Class 2A1 0.967%, due 09/25/34[3]	125,999	123,494
ARM Trust, Series 2005-8, Class 3A21 2.774%, due 11/25/35[3]	1,411,435	1,198,861
BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class A 1.407%, due 01/15/28[3,4]	500,000	497,174
BCAP LLC 2010-RR1 Trust, Series 2010-RR1, Class 1A4 2.792%, due 03/26/37[3,4]	315,719	250,547
BCAP LLC 2011-RR6-I Trust, Series 2011-RR6, Class 11A1 0.437%, due 07/26/35[3,4]	121,827	120,560
BCAP LLC 2011-RR10 Trust, Series 2011-RR10, Class 3A5 2.648%, due 06/26/35[3,4]	407,400	408,033
BCAP LLC 2011-RR11 Trust, Series 2011-R11, Class 8A5 0.387%, due 07/26/36[3,4]	412,564	390,652
Series 2011-R11, Class 22A1 1.673%, due 10/26/35[3,4]	243,537	243,842
BCAP LLC 2013-RR1 Trust, Series 2013-RR1, Class 3A4
7.425%, due 10/26/37[3,4]	482,468	448,187
BCAP LLC 2013-RR5 Trust, Series 2013-RR5, Class 5A1
0.986%, due 11/26/46[3,4]	372,547	357,555
BCAP LLC 2014-RR1 Trust, Series 2014-RR1, Class 3A1
0.347%, due 03/26/37[3,4]	123,860	121,126
Bear Stearns ARM Trust,
Series 2002-011, Class 1A2 2.595%, due 02/25/33[3]	14,895	13,877

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 2004-002, Class 12A2 2.699%, due 05/25/34[3]	$84,406	$82,447
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1 5.750%, due 10/25/33[5]	1,205,741	1,255,677
Series 2004-AC3, Class A2 6.000%, due 06/25/34[5]	1,509,048	1,542,426
Chevy Chase Mortgage Funding Corp., Series 2004-1, Class A1 0.471%, due 01/25/35[3,4]	151,964	136,602
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1 2.704%, due 05/19/33[3]	7,106	6,988
CSMC Trust, Series 2013-5R, Class 1A1 0.449%, due 02/27/36[3,4]	663,735	629,462
Series 2013-MH1, Class A 4.792%, due 05/27/53[3,6]	1,078,426	1,115,340
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	30,273	34,029
Series 0159, Class H 4.500%, due 09/15/21	7,274	7,616
Series 1003, Class H 0.937%, due 10/15/20[3]	12,917	13,076
Series 1349, Class PS 7.500%, due 08/15/22	1,592	1,800
Series 1502, Class PX 7.000%, due 04/15/23	214,007	235,986
Series 1534, Class Z 5.000%, due 06/15/23	94,906	101,970
Series 1573, Class PZ 7.000%, due 09/15/23	31,881	35,575
Series 1658, Class GZ 7.000%, due 01/15/24	15,400	17,374
Series 1694, Class Z 6.500%, due 03/15/24	132,395	147,736
Series 1775, Class Z 8.500%, due 03/15/25	3,948	4,584
Series 2400, Class FQ 0.687%, due 01/15/32[3]	266,881	270,473
Series 2411, Class FJ 0.537%, due 12/15/29[3]	29,940	30,093
Series 2614, Class WO 0.000%, due 05/15/33[4,7]	2,036,347	1,846,148
Series 3096, Class FL 0.587%, due 01/15/36[3]	262,054	263,340
Series 3114, Class PF 0.587%, due 02/15/36[3]	1,320,284	1,330,069
Series 3153, Class UF 0.617%, due 05/15/36[3]	287,547	289,363
Series 3339, Class LI 6.293%, due 07/15/37[3,4,8]	1,735,342	253,556
Series 3442, Class MT 0.187%, due 07/15/34[3,4]	168,815	166,297
	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 3667, Class FW 0.737%, due 02/15/38[3]	$259,130	$262,372
Series 3671, Class FQ 1.037%, due 12/15/36[3]	2,594,046	2,651,177
Series 3864, Class NT 5.500%, due 03/15/39[3]	1,372,290	1,502,168
Series 4037, Class PI 3.000%, due 04/15/27[4,8]	5,934,801	593,777
Series 4136, Class EZ 3.000%, due 11/15/42	1,844,172	1,697,967
Series 4182, Class YI 2.500%, due 03/15/28[4,8]	8,401,132	862,548
Series 4255, Class SN 11.769%, due 05/15/35[3]	675,965	727,286
Series 4263, Class SD 11.767%, due 11/15/43[3,4]	913,657	1,058,538
Series 4265, Class ES 13.163%, due 11/15/43[3,4]	2,129,166	2,203,534
Series 4326, Class SB 11.636%, due 04/15/44[3,4]	537,783	560,130
FNMA REMIC, Trust 1987-002, Class Z 11.000%, due 11/25/17	4,838	4,887
Trust 1988-007, Class Z 9.250%, due 04/25/18	49,178	52,559
Trust 1992-129, Class L 6.000%, due 07/25/22	4,062	4,395
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	12,000	13,422
Trust 1993-037, Class PX 7.000%, due 03/25/23	165,106	183,864
Trust 1993-250, Class Z 7.000%, due 12/25/23	138	138
Trust 1997-022, Class F 0.644%, due 03/25/27[3]	167,548	164,746
Trust 2002-060, Class F1 0.591%, due 06/25/32[3]	118,247	118,016
Trust 2006-112, Class LF 0.741%, due 11/25/36[3]	3,586,650	3,629,339
Trust 2007-067, Class FB 0.511%, due 07/25/37[3]	1,051,908	1,057,526
Trust 2009-033, Class FB 1.011%, due 03/25/37[3]	1,681,772	1,716,810
Trust 2010-035, Class EF 0.741%, due 04/25/40[3]	441,676	446,935
Trust 2010-141, Class FA 0.691%, due 12/25/40[3]	939,447	947,563
Trust 2012-090, Class FB 0.631%, due 08/25/42[3]	466,049	468,317
Trust 2012-111, Class HS 3.508%, due 10/25/42[3]	230,226	189,619
Trust 2012-128, Class FK 0.541%, due 11/25/42[3]	755,180	765,895
Trust 2013-010, Class US 7.542%, due 02/25/43[3]	349,487	349,002

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2013-028, Class YS 5.960%, due 07/25/42[3,4,8]	$1,730,858	$346,689
Trust 2013-030, Class GI 3.000%, due 01/25/43[4,8]	5,254,636	790,663
Trust 2013-030, Class JI 3.000%, due 04/25/43[4,8]	1,807,975	252,020
Trust 2013-034, Class PS 5.960%, due 08/25/42[3,4,8]	1,372,011	270,651
Trust 2013-044, Class ZG 3.500%, due 03/25/42	1,088,828	1,044,014
Trust 2013-045, Class IK 3.000%, due 02/25/43[4,8]	3,352,699	499,322
Trust 2013-116, Class IY 3.000%, due 09/25/43[4,8]	1,028,838	143,778
Trust G92-040, Class ZC 7.000%, due 07/25/22	17,079	18,757
Trust G94-006, Class PJ 8.000%, due 05/17/24	23,659	27,271
GMAC Mortgage Loan Trust, Series 2004-AR1, Class 12A
3.034%, due 06/25/34[3]	43,630	44,339
GNMA REMIC, Trust 2000-009, Class FH 0.687%, due 02/16/30[3]	18,813	18,930
Trust 2000-035, Class F 0.737%, due 12/16/25[3]	139,885	141,756
Trust 2007-018, Class CO 0.010%, due 03/20/35[4,7]	30,108	22,944
Trust 2010-H01, Class FA 1.006%, due 01/20/60[3]	4,620,919	4,666,749
Trust 2013-H19, Class DF 0.833%, due 05/20/63[3]	1,831,160	1,846,186
Trust 2013-H20, Class FB 1.183%, due 08/20/63[3]	2,828,200	2,903,752
Trust 2013-H23, Class TA 0.903%, due 09/20/63[3]	1,081,734	1,094,688
GS Mortgage Securities Trust, Series 2015-GC28, Class AAB
3.206%, due 02/10/48	1,200,000	1,225,876
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1
0.521%, due 12/25/34[3]	12,551	11,284
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 0.511%, due 02/25/35[3]	767,140	709,387
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 0.686%, due 06/27/37[3,4]	2,294,337	1,895,434
JPMorgan Resecuritization Trust, Series 2009-7, Class 1A1
2.710%, due 08/27/37[3,4]	199,874	201,888
LB Commercial Conduit Mortgage Trust, Series 2007-C3, Class A4
5.899%, due 07/15/44[3]	2,460,578	2,610,568
	Face amount	Value
Collateralized mortgage obligations—(continued)
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2 2.165%, due 12/25/34[3]	$496,547	$497,066
Series 2004-A, Class A1 0.651%, due 04/25/29[3]	119,104	114,318
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1 0.511%, due 01/25/35[3]	102,194	95,294
Series 2005-6AR, Class 1A1 0.471%, due 11/25/35[3]	196,797	189,922
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B 0.507%, due 02/26/37[3,4]	409,095	271,067
Series 2013-R10, Class 3A 0.497%, due 01/26/51[3,4]	632,352	600,007
Mortgage Equity Conversion Asset Trust, Series 2006-SFG3, Class A 0.780%, due 10/25/41[3,4]	1,295,425	1,062,248
Series 2007-FF3, Class A 0.740%, due 05/25/42[3,4]	4,661,672	4,061,715
Opteum Mortgage Acceptance Corp., Asset Backed Pass-Through Certificates, Series 2005-2, Class AII2 0.501%, due 04/25/35[3]	167,286	164,495
RALI, Series 2005-QA1 Trust, Series 2005-FQA1, Class A1 0.491%, due 01/25/35[3]	223,392	213,271
RBSSP Resecuritization Trust Certificate, Series 2009-6, Class 18A1 0.691%, due 12/26/36[3,4]	1,613,115	1,566,493
Sequoia Mortgage Trust, Series 5, Class A 0.888%, due 10/19/26[3]	206,613	201,727
Structured ARM Loan, Series 2007-4, Class 1A2 0.411%, due 05/25/37[3]	363,871	297,852
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 0.401%, due 04/25/36[3]	1,169,892	839,287
Series 2007-AR5, Class A2 0.741%, due 09/25/47[3]	5,789,514	3,574,805
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3 2.230%, due 04/25/45[3]	187,512	188,001
Washington Mutual Commercial Mortgage Securities Trust, Series 2007-SL3, Class A1A 5.336%, due 03/23/45[3,4]	512,684	520,546

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
Collateralized mortgage obligations—(concluded)
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 2.411%, due 09/25/33[3]	$1,633,230	$1,649,175
Series 2003-AR9, Class 2A 2.443%, due 09/25/33[3]	427,943	424,488
Total collateralized mortgage obligations (cost—$72,664,462)		73,633,471
Asset-backed securities—6.17%
ALM V Ltd., Series 2012-5A, Class A1R 1.507%, due 02/13/23[3,4]	1,200,000	1,198,460
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R9, Class M2 1.166%, due 10/25/34[3]	1,275,000	1,261,903
Series 2005-R1, Class M4 1.301%, due 03/25/35[3]	200,000	160,140
Series 2005-R11, Class M1 0.641%, due 01/25/36[3]	400,000	372,087
Amortizing Residential Collateral Trust, Series 2004-1, Class A5
1.191%, due 10/25/34[3]	330,488	324,660
Bear Stearns Asset-Backed Securities Trust,
Series 2004-2, Class M1 1.387%, due 08/25/34[3]	7,485,131	6,791,799
Series 2006-2, Class M1 0.611%, due 07/25/36[3]	200,000	197,443
Chase Funding Trust, Series 2002-3, Class 2A1 0.831%, due 08/25/32[3]	194,746	177,823
Series 2002-4, Class 2A1 0.931%, due 10/25/32[3]	11,720	10,879
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4 0.691%, due 07/25/34[3]	80,086	73,813
Series 2004-4, Class M1 0.911%, due 07/25/34[3]	275,826	259,608
Series 2004-6, Class M1 1.091%, due 10/25/34[3]	821,679	793,122
Series 2005-8, Class M1 0.661%, due 12/25/35[3]	1,240,517	1,238,186
Series 2005-13, Class 3AV3 0.437%, due 04/25/36[3]	245,885	244,240
Dryden Senior Loan Fund, Series 2011-22A, Class A1R
1.459%, due 01/15/22[3,4]	483,093	482,340
EMC Mortgage Loan Trust, Series 2003-A, Class A2
0.941%, due 08/25/40[3,4]	156,581	153,461
	Face amount	Value
Asset-backed securities—(continued)
FBR Securitization Trust, Series 2005-5, Class AV24 0.927%, due 11/25/35[3]	$211,964	$210,051
First Franklin Mortgage Loan Trust, Series 2005-FFH1, Class M1 0.641%, due 06/25/36[3]	219,092	210,545
Fremont Home Loan Trust, Series 2004-A, Class M1
1.016%, due 01/25/34[3]	752,670	684,505
Green Tree Financial Corp., Series 1998-2, Class A5
6.240%, due 12/01/28[3]	21,828	22,453
GSAA Home Equity Trust, Series 2005-4, Class A5
0.411%, due 03/25/35[3]	871,808	859,510
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 3.324%, due 10/25/35[5]	148,141	141,728
Series 2006-FRE1, Class A1 0.421%, due 05/25/35[3]	517,656	502,712
Series 2006-FRE1, Class A3 0.381%, due 05/25/35[3]	447,810	439,964
Series 2006-FRE2, Class A1 0.371%, due 02/25/36[3]	462,750	442,049
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class A1 0.347%, due 05/25/36[3]	501,133	483,490
Series 2006-ACC1, Class M1 0.457%, due 05/25/36[3]	300,000	249,536
Series 2006-CH1, Class A5 0.415%, due 07/25/36[3]	225,000	214,811
Series 2007-CH2, Class AV1 0.351%, due 01/25/37[3]	899,902	875,202
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class M3
0.501%, due 08/25/36[3]	300,000	270,976
Park Place Securities, Inc., Asset-Backed Pass Through Certificates, Series 2005-WHQ3, Class M4 1.136%, due 06/25/35[3]	200,000	173,023
RAAC, Series 2005-SP3 Trust, Series 2005-SP3, Class M1 0.721%, due 12/25/35[3]	1,500,000	1,417,676
RASC, Series 2005-KS11 Trust, Series 2005-KS11, Class M2 0.611%, due 12/25/35[3]	400,000	339,469
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 1.067%, due 08/25/33[3]	220,670	207,269
Saturn CLO Ltd., Series 2007-1A, Class A1 0.502%, due 05/13/22[3,4]	906,604	900,190

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
Asset-backed securities—(concluded)
Securitized Asset-Backed Receivables LLC Trust, Series 2005-FR5, Class A1B 0.471%, due 08/25/35[3]	$253,416	$251,169
SLM Student Loan Trust, Series 2008-9, Class A 1.795%, due 04/25/23[3]	3,588,725	3,606,640
Series 2010-A, Class 2A 3.437%, due 05/16/44[3,4]	1,092,171	1,141,681
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A
0.871%, due 01/25/34[3]	63,563	55,033
Stone Tower CLO Ltd., Series 2007-6A, Class A1 0.519%, due 04/17/21[3,4]	250,777	246,611
Symphony CLO Ltd., Series 2012-10AR, Class AR 1.564%, due 07/23/23[3,4]	5,000,000	4,994,805
Total asset-backed securities (cost—$32,596,476)		32,681,062
Stripped mortgage-backed securities—1.27%
FHLMC Multifamily Structured Pass-Through Certificates,*
Series K005, Class AX 1.372%, due 11/25/19[3,4,8]	23,674,910	1,227,000
Series K006, Class AX1 1.015%, due 01/25/20[3,4,8]	13,465,358	509,179
Series K014, Class X1 1.236%, due 04/25/21[3,4,8]	7,887,129	468,164
Series K027, Class X1 0.835%, due 01/25/23[3,4,8]	7,016,878	345,069
Series K712, Class X1 1.385%, due 11/25/19[3,4,8]	4,578,300	219,630
Series KAIV, Class X1 1.351%, due 06/25/21[3,4,8]	4,735,514	283,994
FHLMC REMIC,* Series 0013, Class B 7.000%, due 06/25/23[4,8]	65,771	13,496
Series 2136, Class GD 7.000%, due 03/15/29[4,8]	5,374	732
Series 2178, Class PI 7.500%, due 08/15/29[4,8]	28,777	4,133
FNMA Aces, Trust 2013-M5, Class X2 2.350%, due 01/25/22*,3,4,8	2,125,781	219,829
GNMA REMIC, Trust 2011-92, Class IX 0.750%, due 11/16/44[3,4,8]	16,591,986	934,477
KGS Alpha SBA, Series 2012 1.081%, due 04/25/38[2,3,6,8]	58,955,343	2,512,091
Total stripped mortgage-backed securities (cost—$6,526,432)		6,737,794
	Face amount		Value
Short-term US government and agency obligations[9]—6.04%
Federal Home Loan Bank Discount Notes 0.095%, due 11/04/15		$5,800,000	$5,798,546
0.100%, due 11/03/15		2,500,000	2,499,347
0.100%, due 11/16/15		9,000,000	8,997,325
0.123%, due 10/30/15		300,000	299,908
0.165%, due 01/15/16		2,000,000	1,998,469
0.190%, due 01/22/16		700,000	699,532
0.191%, due 01/20/16		3,500,000	3,497,687
Federal National Mortgage Association Discount Notes
0.140%, due 01/13/16		1,800,000	1,798,845
0.145%, due 01/13/16		4,800,000	4,796,810
US Treasury Bill 0.113%, due 01/14/16[1]		1,586,000	1,585,122
Total short-term US government and agency obligations (cost—$31,970,536)			31,971,591
Repurchase agreement—0.05%
Repurchase agreement dated 07/31/15 with State Street Bank and Trust Co., 0.000% due 08/03/15, collateralized by $73,040 Federal Home Loan Mortgage Corp. obligation, 2.080% due 10/17/22, $18,330 Federal National Mortgage Association obligation, 2.170% due 10/17/22 and $163,436 US Treasury Notes, 1.625% to 3.625% due 03/31/19 to 06/30/20; (value-$259,084); proceeds: $254,000 (cost—$254,000)		254,000	254,000
	Notional amount
Options purchased[6]—0.00%††
Put swaptions purchased—0.00%††
3 Month USD LIBOR 10 Year Swap, strike @ 2.450%, expires 08/04/15 (Counterparty: GSB; receive floating rate); underlying swap terminates 08/06/25	USD	9,000,000	446

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2015

	Notional amount		Value
Options purchased[6]—(concluded)
Put swaptions purchased—(concluded)
3 Month USD LIBOR 10 Year Swap, strike @ 2.500%, expires 08/04/15 (Counterparty: MSCI; receive floating rate); underlying swap terminates 08/06/25	USD	21,000,000	$147
Total put swaptions purchased			593
Total options purchased (cost—$289,650)			593
Total investments before investments sold short (cost—$814,140,965)—155.15%			821,387,743
	Face amount	Value
Investments sold short—(32.75)%
FHLMC TBA* 3.000%	$(37,000,000)	$(37,115,625)
5.500%	(2,000,000)	(2,236,250)
FNMA TBA* 2.500%	(95,000,000)	(96,425,000)
3.000%	(3,000,000)	(3,010,029)
4.000%	(1,000,000)	(1,049,062)
GNMA TBA 3.000%	(23,000,000)	(23,391,718)
GNMA II TBA 3.000%	(10,000,000)	(10,170,312)
Total investments sold short (proceeds—$171,712,656)		(173,397,996)
Liabilities in excess of other assets—(22.40)%		(118,567,422)
Net assets—100.00%		$529,422,325

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Aggregate cost for federal income tax purposes before investments sold short was $814,463,155; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$10,570,913
Gross unrealized depreciation	(3,646,325)
Net unrealized appreciation	$6,924,588

Written options*

Notional amount	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
$13,000,000	FNMA TBA, 3.500%, strike @ 103.33	08/06/15	$30,469	$(70,195)	$(39,726)
12,000,000	FNMA TBA, 3.500%, strike @ 103.36	08/06/15	29,999	(61,911)	(31,912)
9,000,000	FNMA TBA, 3.500%, strike @ 103.42	08/06/15	17,578	(42,238)	(24,660)
			$78,046	$(174,344)	$(96,298)
	Put options written
$6,000,000	FNMA TBA, 3.500%, strike @ 101.06	08/06/15	$20,627	$(1)	$20,626
5,000,000	FNMA TBA, 3.500%, strike @ 101.50	08/06/15	10,938	(6)	10,932
7,000,000	FNMA TBA, 3.500%, strike @ 102.73	08/06/15	27,890	(1,021)	26,869
			$59,455	$(1,028)	$58,427
			$137,501	$(175,372)	$(37,871)

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2015

Written options activity for the year ended July 31, 2015 was as follows:

	Notional amount	Premiums received
Options outstanding at July 31, 2014	$42,000,000	$111,641
Options written	428,000,000	950,821
Options terminated in closing purchase transactions	(9,000,000)	(21,797)
Options exercised	(150,000,000)	(345,547)
Options expired prior to exercise	(259,000,000)	(557,617)
Options outstanding at July 31, 2015	$52,000,000	$137,501

Written swaptions6

Notional amount (000)		Call swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	32,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.200%, terminating 02/03/26	JPMCB	Receive	02/01/16	$972,800	$(378,816)	$593,984
		Put swaptions written
USD	32,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.200%, terminating 02/03/26	JPMCB	Pay	02/01/16	$972,800	$(1,094,944)	$(122,144)
						$1,945,600	$(1,473,760)	$471,840

Written Swaption activity for the year ended July 31, 2015 was as follows:

Premiums received
Swaption outstanding at July 31, 2014	$—
Swaption written	2,647,837
Swaption terminated in closing purchase transactions	(525,935)
Swaption expired prior to exercise	(176,302)
Swaption outstanding at July 31, 2015	$1,945,600

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	16,000	06/30/25	2.400%	3 Month USD LIBOR	$(188,377)	$(188,377)
USD	10,000	07/09/25	2.220	3 Month USD LIBOR	54,915	54,915
					$(133,462)	$(133,462)

Total return swap agreements6

Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10,11]	Upfront payments received	Value	Unrealized depreciation
CSI	USD	1,847	01/12/43	1 Month USD LIBOR	3.000%	$9,239	$(15,883)	$(6,644)
GSI	USD	2,008	01/12/43	1 Month USD LIBOR	3.000	9,050	(17,264)	(8,214)
						$18,289	$(33,147)	$(14,858)

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2015

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$25,660,934	$—	$25,660,934
Government national mortgage association certificates	—	180,325,536	—	180,325,536
Federal home loan mortgage corporation certificates	—	147,754,034	—	147,754,034
Federal housing administration certificates	—	—	306,338	306,338
Federal national mortgage association certificates	—	322,062,390	—	322,062,390
Collateralized mortgage obligations	—	68,509,508	5,123,963	73,633,471
Asset-backed securities	—	32,681,062	—	32,681,062
Stripped mortgage-backed securities	—	4,225,703	2,512,091	6,737,794
Short-term US government and agency obligations	—	31,971,591	—	31,971,591
Repurchase agreement	—	254,000	—	254,000
Options purchased	—	593	—	593
Swap agreements	—	54,915	—	54,915
Total	$—	$813,500,266	$7,942,392	$821,442,658
Liabilities
Investments sold short	$—	$(173,397,996)	$—	$(173,397,996)
Written options	—	(175,372)	—	(175,372)
Written swaptions	—	(1,473,760)	—	(1,473,760)
Swap agreements	—	(221,524)	—	(221,524)
Total	$—	$(175,268,652)	$—	$(175,268,652)

At July 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs (Level 3) for the year ended July 31, 2015:

	Federal housing administration certificates	Collateralized mortgage obligations	Stripped mortgage-backed securities	Total
Beginning balance	$616,873	$6,259,761	$3,772,021	$10,648,655
Purchases	—	—	—	—
Sales	(314,185)	(404,318)	—	(718,503)
Accrued discounts/(premiums)	(76)	41,387	(71,107)	(29,796)
Total realized gain/(loss)	70	15,291	(855,864)	(840,503)
Net change in unrealized appreciation/depreciation	3,656	327,182	(332,959)	(2,121)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(1,115,340)	—	(1,115,340)
Ending balance	$306,338	$5,123,963	$2,512,091	$7,942,392

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2015 was $(144,445). At July 31, 2015, a security was transferred from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source. The transfer out of Level 3 represents the value at the end of the year.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2015

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

††  Amount represents less than 0.005%.

1  Security, or portion thereof, pledged as collateral for investments sold short or written options.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2015 and changes periodically.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 6.99% of net assets as of July 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Step bond that converts to the noted fixed rate at a designated future date.

6  Illiquid investment as of July 31, 2015.

7  Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

8  Interest Only Securities. These securities entitle the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

9  Rates shown are the discount rates at date of purchase unless otherwise noted.

10  Payments made or received are based on the notional amount.

11  Payment is based on the performance of the underlying 1 Month USD LIBOR.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance (unaudited)

For the 12 months ended July 31, 2015, the Portfolio's Class P shares gained 1.90% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Intermediate Government/Credit Index (the "benchmark") rose 2.27%, and the Lipper Core Bond Funds category posted a median return of 1.99%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 32. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-advisors' comments2

(Please note that while the sub-advisors outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross of fees basis.)

Blackrock

Our portion of the Portfolio outperformed its benchmark during the reporting period. The largest contributor to returns was our allocation to high yield corporate bonds. We maintained this allocation throughout the reporting period, using a mix of bottom-up issuer selection, alongside broad-based sector hedging by way of credit index derivatives. Other major contributors to performance included our non-US dollar exposures and allocations to securitized assets. Non-US dollar exposures included positioning around the increasing value of the US dollar, mostly against European currencies (i.e. the euro and the Swiss franc). This was beneficial given heightened volatility in European interest rates and changes to peripheral spreads due to the ongoing Greek debt crisis. Securitized assets performed well during the reporting period as they were largely insulated from global growth concerns and heightened headline risk, which pushed credit spreads generally wider. Investment grade corporate bond security selection also supported returns as reflected in our preference for financials over industrials, due to our positive outlook for subordinated bank debt. Our early decision to be underweight energy and commodities-related sectors also proved to be beneficial.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Sub-Advisors:

BlackRock Financial Management, Inc. ("BlackRock");

Babson Capital Management LLC ("Babson")

Portfolio Managers:

BlackRock: David Antonelli and Akiva Dickstein;

Babson: William Awad, Ronald Desautels, David Nagle, Charles Sanford and Douglas Trevallion

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

BlackRock The Portfolio invests primarily in fixed income securities. BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

(continued on next page)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Sub-advisor's comments – continued

Detracting from performance was our allocation to Treasury Inflation-Protected Securities ("TIPS"). Our underweight duration positioning for most of the fiscal year was also negative for results. The sharp decline in oil prices and subsequent drop in interest rates during the fourth quarter of 2014 was the main driver of the negative impact.

A number of derivatives instruments were used during the reporting period, primarily to adjust our duration and curve exposure, as well as to hedge risk. We believe that derivatives are beneficial for performance as they help us manage our portion of the Portfolio more efficiently. Interest rate swaps are the most common type of swap, and they were useful in managing exposure to interest rates by adding duration or subtracting it at particular points on the yield curve. Credit default swaps were used to provide insurance or protection against a particular issuer or basket of issuers defaulting and were also used as a way to express a negative or positive view on an issuer's or group of issuers' credit strength. Options on interest rate swaps (swaptions) were used to hedge convexity, as well as take a view on volatility and interest rates. Options on futures were most often used to take a view on volatility and/or interest rates. Foreign exchange options were used to give us the right, but not the obligation, to buy (call) or sell (put) a currency at a specified price for a specified period of time. Foreign exchange forwards were typically used to hedge non-US dollar currency risk back to the US dollar, as well as to implement active currency positions.

Babson Capital Management

Our portion of the Portfolio outperformed the benchmark during the reporting period. The 12-month period has been characterized by persistent but restrained volatility. Spreads over Treasury bonds have widened due to slow economic activity globally in the US, along with a sell-off in commodities and related sectors. Despite bouts of volatility, our portion of the Portfolio performed relatively well during the reporting period. The primary contributor to performance was an underweight to Treasuries. Investment grade corporate bonds also contributed to results, particularly financials, such as our holdings in the banking sector. Due to a more aggressive regulatory environment, banks are continuing to improve their capital levels, and we have invested down the capital structure. Our positions in the consumer products sector was the largest detractor from results within the investment grade corporate bond market.

Our positioning within the securitized sector benefited performance overall. In particular, the headwind from non-agency residential mortgage-backed securities ("RMBS") was more than offset by gains from commercial mortgage-backed securities ("CMBS") and consumer asset-backed securities ("ABS"). RMBS lagged the benchmark and detracted from performance. We continue to have an active exposure to this sector, although we remain more selective with our purchases. New issue supply has been strong in the ABS sector, with good demand for these securities. ABS deals backed by equipment or railcar leases were the best performing sub-sector. We added to the

Investment process (concluded)

Babson seeks to invest primarily in a diversified portfolio of short-term fixed income securities through an investment process that consists of a top-down, macroeconomic view, coupled with a bottom-up perspective driven by rigorous fundamental credit analysis. Babson seeks to add value through security selection, sector rotation, convexity biases and yield curve positioning. Finally, Babson employs a quantitative rules-based approach to manage duration, which involves limiting the portfolio duration to a range of 0-3 years, driven by the dynamics and shape of the yield curve.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Sub-advisor's comments – concluded

collateralized mortgage obligation ("CMO") agency sector during the reporting period, as these securities offered attractive pricing and more stable duration characteristics relative to agency mortgage-backed securities. Finally, we benefited from yield curve positioning and exposure to maturities of three and five years, taking advantage of the steepness of the yield curve.

Our portion of the Portfolio used derivative instruments for yield curve, duration and credit risk management. We used Treasury futures for duration management and CMBS credit default swaps to gain exposure to BBB-rated commercial mortgage backed securities. Over the reporting period, performance from Treasury futures contributed to performance, and our position in CMBS credit default swaps resulted in almost neutral performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Intermediate Fixed Income Investments Class P shares versus the Barclays US Intermediate Government/Credit Index over the 10 years ended July 31, 2015. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.64%	2.07%	3.44%
Class C2	1.05	1.55	2.91
Class Y3	1.90	2.32	3.70
Class P4	1.90	2.32	3.70
After deducting maximum sales charge
Class A1	(2.93)	1.13	2.97
Class C2	0.30	1.55	2.91
Barclays US Intermediate Government/Credit Index[5]	2.27	2.64	4.14
Lipper Core Bond Funds median	1.99	3.38	4.36

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.96%	2.21%	3.33%
Class C2	0.45	1.69	2.80
Class Y3	1.22	2.46	3.59
Class P4	1.22	2.46	3.58
After deducting maximum sales charge
Class A1	(3.55)	1.27	2.86
Class C2	(0.30)	1.69	2.80

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.03% and 0.93%; Class C—1.52% and 1.43%; Class Y—1.05% and 0.68%; and Class P—0.82% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Intermediate Government/Credit Index is an unmanaged subset of the Barclays US Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/15
Weighted average duration	3.50 yrs.
Weighted average maturity	5.10 yrs.
Average coupon	2.50%
Net assets (mm)	$425.7
Number of holdings	690
Portfolio composition[1]	07/31/15
Bonds and notes	97.4%
Preferred stocks	0.1
Investments sold short	(0.8)
Options, futures, swaps, and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	3.4
Total	100.0%
Quality diversification[1,2]	07/31/15
US government and agency securities	37.3%
AAA	5.9
AA	3.4
A	13.4
BBB and below/non-rated	37.4
Preferred stock	0.1
Investments sold short	(0.8)
Options, futures, swaps and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	3.4
Total	100.0%
Asset allocation[1]	07/31/15
Corporate notes	37.6%
US government obligations	36.1
Asset-backed securities	13.4
Collateralized mortgage obligations	8.6
US government agency mortgage pass-through certificates	1.2
Non-US government obligations	0.4
Preferred stock	0.1
Municipal bonds and notes	0.1
Investments sold short	(0.8)
Options, futures, swaps and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	3.4
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2015. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
US government obligations—36.07%
US Treasury Bonds 3.000%, due 05/15/45	6,036,000	$6,119,937
US Treasury Inflation Index Notes (TIPS)
0.250%, due 01/15/25	3,473,321	3,394,087
0.375%, due 07/15/25	837,188	828,816
US Treasury Notes 0.625%, due 05/31/17	6,250,000	6,247,556
0.625%, due 11/30/17	6,800,000	6,774,500
0.875%, due 04/30/17[2]	1,310,000	1,315,936
0.875%, due 11/15/17	8,000,000	8,019,376
0.875%, due 07/15/18	7,655,000	7,630,481
1.000%, due 12/15/17	6,930,000	6,961,940
1.250%, due 11/30/18	1,165,000	1,169,278
1.500%, due 12/31/18	4,090,000	4,136,012
1.500%, due 11/30/19	2,000,000	2,008,594
1.625%, due 03/31/19	4,810,000	4,876,513
1.625%, due 04/30/19	4,480,000	4,539,499
1.625%, due 06/30/20	3,795,000	3,810,715
1.625%, due 07/31/20	26,180,000	26,276,130
2.000%, due 07/31/22	30,585,000	30,705,667
2.125%, due 06/30/22	2,305,000	2,333,453
2.125%, due 05/15/25	17,255,000	17,136,372
2.250%, due 04/30/21	4,725,000	4,853,832
2.625%, due 11/15/20	4,205,000	4,408,682
Total US government obligations (cost—$152,618,027)		153,547,376
Federal home loan bank certificate—0.18%
FHLB 4.000%, due 09/01/28 (cost—$678,954)	680,000	753,525
Federal home loan mortgage corporation certificates*—0.13%
FHLMC 6.250%, due 07/15/32	302,000	425,717
6.750%, due 03/15/31	82,000	119,278
Total federal home loan mortgage corporation certificates (cost—$491,928)		544,995
Federal national mortgage association certificates*—0.87%
FNMA TBA 3.000%	500,000	518,447
4.000%	3,000,000	3,187,005
Total federal national mortgage association certificates (cost—$3,680,216)		3,705,452
Collateralized mortgage obligations—8.62%
Banc of America Commercial Mortgage Trust, Series 2007-4, Class AM 5.809%, due 02/10/51[3]	400,000	428,224
Series 2008-1, Class A4 6.215%, due 02/10/51[3]	238,906	258,955
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR12, Class A1A 5.709%, due 09/11/38[3]	1,428,805	$1,463,758
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL 1.684%, due 07/05/33[3,4]	965,000	959,570
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class AM 5.347%, due 12/10/46	655,000	686,569
Series 2006-GG7, Class AM 5.819%, due 07/10/38[3]	210,000	216,184
Series 2010-C1, Class A1 3.156%, due 07/10/46[4]	357,871	357,864
Series 2013-GAM, Class A2 3.367%, due 02/10/28[4]	1,090,000	1,111,191
Series 2014-CR16, Class A4 4.051%, due 04/10/47	145,000	155,778
Series 2014-CR17, Class A5 3.977%, due 05/10/47	155,000	165,650
Series 2014-PAT, Class A 0.986%, due 08/13/27[3,4]	915,000	910,248
Series 2014-TWC, Class A 1.036%, due 02/13/32[3,4]	1,395,000	1,386,281
Series 2015-CR24, Class A5 3.696%, due 08/10/55[5]	820,000	844,536
Series 2015-RUM, Class B 2.350%, due 07/15/30[3,4]	775,000	775,000
Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class AM 5.671%, due 03/15/39[3]	1,520,000	1,541,879
Series 2006-C5, Class AM 5.343%, due 12/15/39	840,000	877,639
Series 2007-C4, Class A1AM 5.949%, due 09/15/39[3]	1,110,000	1,183,368
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class D 3.802%, due 04/15/50[3,4]	515,000	447,542
DBRR Trust, Series 2013-EZ3, Class A 1.636%, due 12/18/49[3,4]	1,052,809	1,052,809
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 3.742%, due 11/10/46[4]	165,024	166,159
FHLMC Multifamily Structured Pass Through Certificates, Series K038, Class X1* 1.198%, due 03/25/24[3,6]	6,396,875	523,117
FHLMC REMIC,* Trust 2626, Class A 4.000%, due 06/15/33	207,936	221,642
Trust 3990, Class VA 3.500%, due 01/15/25	324,970	344,987
Trust 4213, Class VE 3.500%, due 06/15/26	299,648	320,306

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Trust 4323, Class CA 4.000%, due 03/15/40	317,841	$340,873
Trust 4325, Class MA 4.000%, due 09/15/39	1,201,699	1,271,028
Trust 4328, Class DA 4.000%, due 01/15/36	1,225,705	1,300,796
Trust 4336, Class MA 4.000%, due 01/15/40	1,080,770	1,146,659
Trust 4447, Class PA 3.000%, due 12/15/44	143,738	149,906
FNMA Connecticut Avenue Securities,* Series 2015-C02, Class 1M1 1.341%, due 05/25/25[3]	192,932	191,915
Series 2015-C03, Class 1M1 1.689%, due 07/25/25[3]	255,000	255,000
FNMA REMIC,* Trust 2005-109, Class PV 6.000%, due 10/25/32	297,161	313,768
Trust 2013-112, Class HQ 4.000%, due 11/25/43	136,246	145,324
Trust 2014-12, Class GV 3.500%, due 03/25/27	182,265	194,910
Trust 2014-48, Class AB 4.000%, due 10/25/40	339,314	365,287
Trust 2015-20, Class EV 3.500%, due 07/25/26	341,436	363,512
Trust 2015-62, Class VA 4.000%, due 10/25/26	100,000	108,032
Trust 4443, Class BA 3.500%, due 04/15/41	177,633	187,648
FREMF Mortgage Trust, Series 2013-K712, Class B 3.368%, due 05/25/45[3,4]	110,000	112,204
GAHR Commericial Mortgage Trust, Series 2015-NRF, Class DFX 3.382%, due 12/15/19[3,4]	1,025,000	1,011,702
GNMA, Trust 2014-131, Class BW 3.854%, due 05/20/41[3]	231,342	239,675
GS Mortgage Securities Corp., Series 2014-4R, Class 1A, 0.367%, due 01/26/34[3,4]	140,000	134,238
Hilton USA Trust, Series 2013-HLT, Class AFX 2.662%, due 11/05/30[4]	875,000	876,949
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA 0.984%, due 09/15/47[3,6]	14,251,628	914,356
JPMorgan Chase Commercial Mortgage Securities, Series 2006-CB14, Class AM 5.474%, due 12/12/44[3]	400,000	403,446
Series 2006-LDP8, Class AJ 5.480%, due 05/15/45[3]	500,000	515,223
Series 2007-CB18, Class A1A 5.431%, due 06/12/47[3]	1,369,137	1,432,361
	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Series 2007-CB20, Class AM 5.879%, due 02/12/51[3]	150,000	$162,266
Series 2007-LDPX, Class A1A 5.439%, due 01/15/49	170,944	180,041
Series 2011-PLSD, Class A2 3.364%, due 11/13/28[4]	800,000	819,615
LSTAR Securities Investment Trust, Series 2014-1, Class NOTE 3.284%, due 09/01/21[3,4]	772,816	775,576
Series 2014-2, Class A 2.184%, due 12/01/21[3,4]	751,264	745,825
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A 5.166%, due 12/12/49	469,109	488,120
Series 2007-9, Class AM 5.856%, due 09/12/49[3]	350,000	378,082
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class C 4.895%, due 11/15/46[3]	815,000	862,927
Series 2015-C24, Class A3 3.479%, due 05/15/48	795,000	807,330
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ 5.508%, due 02/12/44[3]	110,000	112,908
Series 2007-IQ14, Class A1A 5.665%, due 04/15/49[3]	677,931	718,668
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B 4.144%, due 01/05/35[3,4]	540,000	533,514
STRPS 2012-1 Ltd., Series 2012-1A, Class A 1.500%, due 12/25/44[4]	241,460	236,631
VFC LLC, Series 2014-2, Class A 2.750%, due 07/20/30[7]	99,434	99,421
Series 2015-3, Class A 2.750%, due 12/20/31[7]	182,554	182,228
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM 5.951%, due 02/15/51[3]	250,000	267,933
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class XA 1.006%, due 02/15/48[3,6]	12,642,043	894,766
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A 1.750%, due 08/20/21[4]	44,917	44,917
Total collateralized mortgage obligations (cost—$37,122,202)		36,684,836

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]		Value
Asset-backed securities—13.44%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1 0.387%, due 03/15/41[3,4]		113,532	$111,302
Access Group, Inc., Series 2015-1, Class A 0.887%, due 07/25/56[3,4]		270,000	263,925
Series 2015-1, Class B 1.687%, due 07/25/58[3,4]		100,000	86,051
ACE Securities Corp. Home Equity Loan Trust, Series 2005-RM1, Class M2 0.941%, due 03/25/35[3]		110,045	109,058
ALM VIII Ltd., Series 2013-8A, Class A1A 1.737%, due 01/20/26[3,4]		290,000	289,999
Alterna Funding I LLC, Series 2014-1A, Class Note 1.639%, due 02/15/21[4]		94,476	94,863
American Credit Acceptance Receivables Trust, Series 2012-3, Class C 2.780%, due 09/17/18[4]		150,000	149,971
Series 2014-3, Class A 0.990%, due 08/10/18[4]		90,031	89,997
Series 2015-2, Class A 1.570%, due 06/12/19[4]		234,834	234,748
American Homes 4 Rent, Series 2014-SFR2, Class A 3.786%, due 10/17/36[4]		291,383	300,200
Series 2014-SFR3, Class A 3.678%, due 12/17/36[4]		945,280	965,295
AmeriCredit Automobile Receivables Trust, Series 2012-2, Class C 2.640%, due 10/10/17		129,042	129,886
Series 2013-5, Class D 2.860%, due 12/09/19		585,000	592,188
ARL First LLC, Series 2012-1A, Class A1 1.937%, due 12/15/42[3,4]		187,553	189,253
ARL Second LLC, Series 2014-1A, Class A1 2.920%, due 06/15/44[4]		355,132	355,456
Auto ABS Compartiment, Series 2012-2, Class A 2.800%, due 04/27/25[8]	EUR	41,578	45,809
Avery Point V CLO Ltd., Series 2014-5A, Class A 1.736%, due 07/17/26[3,4]		250,000	249,031
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A 2.100%, due 03/20/19[4]		100,000	100,637
BCC Funding VIII LLC, Series 2014-1A, Class A 1.794%, due 06/20/20[4]		106,775	106,742
	Face amount[1]	Value
Asset-backed securities—(continued)
BCC Funding X LLC, Series 2015-1, Class A2 2.224%, due 10/20/20[4]	240,000	$240,575
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE12, Class M1 0.667%, due 12/25/35[3]	200,000	195,346
Series 2006-HE3, Class A2 0.367%, due 04/25/36[3]	37,719	37,450
Birchwood Park CLO Ltd., Series 2014-1A, Class A 1.729%, due 07/15/26[3,4]	250,000	249,313
Blue Hill CLO Ltd., Series 2013-1A, Class A 1.769%, due 01/15/26[3,4]	450,000	449,898
BlueMountain CLO Ltd., Series 2015-2A, Class A1 1.714%, due 07/18/27[3,4]	280,000	279,835
CAN Capital Funding LLC, Series 2014-1A, Class A 3.117%, due 04/15/20[4]	150,000	150,375
Capital Automotive REIT, Series 2010-1A, Class A 5.730%, due 12/15/38[4]	93,171	98,491
CarFinance Capital Auto Trust, Series 2014-2A, Class A 1.440%, due 11/16/20[4]	96,810	96,610
Series 2015-1A, Class A 1.750%, due 06/15/21[4]	143,453	143,123
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A 1.677%, due 01/20/25[3,4]	270,000	269,135
Series 2013-4A, Class A1 1.745%, due 10/15/25[3,4]	250,000	249,991
Carnow Auto Receivables Trust, Series 2014-1A, Class A 0.960%, due 01/17/17[4]	76,934	76,893
Carrington Mortgage Loan Trust, Series 2005-NC4, Class A3 0.591%, due 09/25/35[3]	27,594	27,434
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A 2.000%, due 12/10/23[4]	120,000	120,089
Chesapeake Funding LLC, Series 2015-1A, Class B 1.138%, due 02/07/27[3,4]	200,000	199,573
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A4 1.270%, due 03/15/19[4]	930,000	929,170
Citi Held For Asset Issuance, Series 2015-PM1, Class A 1.850%, due 12/15/21[4]	100,000	99,987
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 4.474%, due 03/20/43[4]	67,638	69,053

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Asset-backed securities—(continued)
CLI Funding LLC, Series 2006-1A, Class A 0.364%, due 08/18/21[3,4]	216,310	$214,991
CLI Funding V LLC, Series 2014-1A, Class A 3.290%, due 06/18/29[4]	345,843	347,845
CNH Equipment Trust, Series 2015-B, Class A2A 0.840%, due 08/15/18	1,365,000	1,364,143
College Loan Corp. Trust I, Series 2005-2, Class B 0.779%, due 01/15/37[3]	182,723	158,428
Colony American Homes, Series 2015-1A, Class A 1.386%, due 07/17/32[3,4]	825,000	818,392
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 0.681%, due 12/25/35[3]	27,974	27,955
CPS Auto Receivables Trust, Series 2013-A, Class A 1.310%, due 06/15/20[4]	40,300	40,186
Series 2013-C, Class A 1.640%, due 04/16/18[4]	65,219	65,335
Series 2014-B, Class A 1.110%, due 11/15/18[4]	223,600	223,002
Series 2014-C, Class A 1.310%, due 02/15/19[4]	138,201	138,148
CPS Auto Trust, Series 2012-C, Class A 1.820%, due 12/16/19[4]	114,442	114,973
Credit Acceptance Auto Loan Trust, Series 2013-1A, Class A 1.210%, due 10/15/20[4]	981,726	981,746
Series 2013-2A, Class B 2.260%, due 10/15/21[4]	840,000	845,612
Series 2014-2A, Class A 1.880%, due 03/15/22[4]	1,190,000	1,193,920
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A 0.431%, due 10/25/34[3,4]	173,688	169,787
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A3 0.491%, due 07/25/36[3,4]	180,000	177,902
DB Master Finance LLC, Series 2015-1A, Class A2I 3.262%, due 02/20/45[4]	129,675	130,634
DCP Rights LLC, Series 2014-1A, Class A 5.463%, due 10/25/44[4]	1,791,000	1,806,811
Diamond Resorts Owner Trust, Series 2014-1, Class A 2.540%, due 05/20/27[4]	68,923	69,165
Series 2015-1, Class A 2.730%, due 07/20/27[4]	100,000	99,990
	Face amount[1]	Value
Asset-backed securities—(continued)
Domino's Pizza Master Issuer LLC, Series 2012-1A, Class A2 5.216%, due 01/25/42[4]	318,863	$329,606
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 1.950%, due 11/25/39[4]	208,333	205,890
DRB Prime Student Loan Trust, Series 2015-A, Class A3 2.320%, due 04/25/30	230,000	229,909
Drive Auto Receivables Trust, Series 2015-AA, Class A2 1.010%, due 11/15/17[4]	1,081,459	1,081,508
Series 2015-AA, Class B 2.280%, due 06/17/19[4]	960,000	962,417
Drug Royalty II LP 2, Series 2014-1, Class A1 3.139%, due 07/15/23[3,4]	234,003	237,166
Eaton Vance CLO Ltd., Series 2014-1A, Class A 1.739%, due 07/15/26[3,4]	500,000	500,500
Education Funding Capital Trust IV, Series 2004-1, Class A4 1.681%, due 06/15/43[3]	250,000	250,142
Element Rail Leasing II LLC, Series 2015-1A, Class A1 2.707%, due 02/19/45[4]	95,128	95,375
Exeter Automobile Receivables Trust, Series 2013-2A, Class A 1.490%, due 11/15/17[4]	41,262	41,311
Series 2013-2A, Class B 3.090%, due 07/16/18[4]	180,000	181,715
Series 2014-1A, Class A 1.290%, due 05/15/18[4]	44,283	44,332
Series 2014-3A, Class A 1.320%, due 01/15/19[4]	76,813	76,706
Series 2015-2A, Class A 1.540%, due 11/15/19[4]	147,109	146,962
First Investors Auto Owner Trust, Series 2011-2A, Class C 5.020%, due 08/15/17[4]	50,873	51,015
Series 2013-3A, Class A3 1.440%, due 10/15/19[4]	149,083	149,382
Flagship Credit Auto Trust, Series 2014-1, Class A 1.210%, due 04/15/19[4]	83,970	83,675
Series 2014-2, Class A 1.430%, due 12/16/19[4]	112,888	112,415
Series 2015-2, Class A 1.980%, due 10/15/20[4]	160,000	159,983
FNA Trust, Series 2014-1A, Class A 1.296%, due 12/10/22[4]	276,290	275,848
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A 1.920%, due 01/15/19	1,900,000	1,921,751

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Asset-backed securities—(continued)
Fremont Home Loan Trust, Series 2005-2, Class M2 0.911%, due 06/25/35[3]	116,785	$114,424
Galaxy XX CLO Ltd., Series 2015-20A, Class A 1.731%, due 07/20/27[3,4]	280,000	279,995
Global Container Assets Ltd., Series 2013-1A, Class A1 2.200%, due 11/05/28[4]	198,393	198,116
GLS Auto Receivables Trust, Series 2015-1A, Class A 2.250%, due 12/15/20[4]	97,362	97,323
GO Financial Auto Securitization Trust, Series 2015-1, Class A 1.810%, due 03/15/18[4]	70,945	70,873
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A 1.427%, due 04/25/25[3,4]	285,000	281,331
Hilton Grand Vacations Trust, Series 2013-A, Class A 2.280%, due 01/25/26[4]	100,250	100,697
Series 2014-AA, Class A 1.770%, due 11/25/26[4]	376,068	373,154
Home Equity Mortgage Trust, Series 2005-HF1, Class A1 0.711%, due 02/25/36[3]	87,091	84,573
Series 2005-HF1, Class A2B 0.891%, due 02/25/36[3]	97,786	94,982
HSBC Home Equity Loan Trust USA, Series 2007-3, Class A4 1.688%, due 11/20/36[3]	70,000	69,619
Icon Brands Holdings LLC, Series 2012-1A, Class A 4.229%, due 01/25/43[4]	131,726	132,169
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A 0.530%, due 05/01/22[3,4]	395,045	391,614
Invitation Homes Trust, Series 2014-SFR2, Class A 1.288%, due 09/17/31[3,4]	875,000	869,743
Series 2014-SFR3, Class A 1.386%, due 12/17/31[3,4]	640,000	637,592
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2 0.407%, due 10/25/35[3]	189,097	186,510
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1 0.939%, due 12/01/31[3]	173,026	171,066
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 0.592%, due 09/27/35[3]	300,000	291,570
LCM XI LP, Series 11A, Class A 1.587%, due 04/19/22[3,4]	700,000	698,729
	Face amount[1]	Value
Asset-backed securities—(continued)
Lehman XS Trust, Series 2005-6, Class 1A1 0.451%, due 11/25/35[3]	301,297	$209,680
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2 1.737%, due 07/20/26[3,4]	250,000	249,380
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 0.924%, due 06/28/35[3,4]	222,027	219,832
Miramax LLC, Series 2014-1A, Class A2 3.340%, due 07/20/26[4]	82,680	83,049
MVW Owner Trust, Series 2014-1A, Class A 2.250%, due 09/22/31[4]	205,634	205,508
National Collegiate Student Loan Trust, Series 2004-1, Class A2 0.541%, due 06/25/27[3]	149,896	148,831
Series 2005-1, Class A4 0.431%, due 11/27/28[3]	155,161	152,362
Series 2006-3, Class A3 0.341%, due 10/25/27[3]	184,851	183,276
Series 2007-1, Class A2 0.321%, due 11/27/28[3]	104,421	103,436
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A 1.558%, due 07/20/18[4]	68,391	68,411
Navient Private Education Loan Trust, Series 2015-AA, Class A1 0.687%, due 12/15/21[3,4]	783,178	783,178
Navient Student Loan Trust, Series 2014-AA, Class A1 0.667%, due 05/16/22[3,4]	654,367	653,852
Navitas Equipment Receivables LLC, Series 2015-1, Class A2 2.120%, due 11/15/18[4]	150,000	150,023
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A 1.688%, due 10/20/20[3,4]	110,000	110,000
Nelnet Student Loan Trust, Series 2006-3, Class B 0.531%, due 06/25/41[3]	176,613	160,523
Series 2014-1A, Class B 1.691%, due 10/25/47[3,4]	100,000	92,904
Series 2015-3A, Class B 1.691%, due 07/27/50[3,4]	100,000	87,801
New York City Tax Lien Trust, Series 2014-A, Class A 1.030%, due 11/10/27[4]	53,778	53,729
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A 1.920%, due 10/15/19[4]	800,000	800,183

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Asset-backed securities—(continued)
NovaStar Mortgage Funding Trust, Series 2003-2, Class A2 0.871%, due 09/25/33[3]	78,174	$77,258
Series 2005-3, Class A2D 0.561%, due 01/25/36[3]	146,224	143,962
OneMain Financial Issuance Trust, Series 2014-1, Class A 2.430%, due 06/18/24[4]	100,000	100,303
Series 2015-1A, Class A 3.190%, due 03/18/26[4]	1,655,000	1,672,584
Series 2015-2A, Class A 2.570%, due 07/18/25[4]	852,000	851,734
Option One Mortgage Loan Trust Asset-Backed Certificates, Series 2005-5, Class A3 0.401%, due 12/25/35[3]	209,031	207,318
Orange Lake Timeshare Trust, Series 2014-AA, Class A 2.290%, due 07/09/29[4]	73,763	73,609
Oscar US Funding Trust, Series 2014-1A, Class A2 1.000%, due 08/15/17[4]	167,550	167,666
Ownit Mortgage Loan Trust, Series 2005-2, Class M4 1.121%, due 03/25/36[3]	88,408	86,836
Progress Residential Trust, Series 2015-SFR2, Class A 2.740%, due 06/12/32[4]	1,055,000	1,043,580
RAAC Trust, Series 2005-RP2, Class M1 0.837%, due 06/25/35[3,4]	54,434	54,447
Series 2006-RP2, Class A 0.437%, due 02/25/37[3,4]	248,071	244,859
RASC Trust, Series 2005-AHL3, Class A2 0.431%, due 11/25/35[3]	213,339	209,930
Santander Drive Auto Receivables Trust, Series 2012-1, Class C 3.780%, due 11/15/17	417,782	419,898
Series 2012-1, Class D 4.560%, due 11/15/17	1,250,000	1,282,022
Series 2012-5, Class C 2.700%, due 08/15/18	1,200,000	1,211,912
Series 2013-4, Class B 2.160%, due 01/15/20	1,200,000	1,208,111
Series 2013-5, Class D 2.730%, due 10/15/19	749,000	757,380
Series 2014-4, Class C 2.600%, due 11/16/20	865,000	876,045
Series 2014-5, Class A2A 0.720%, due 04/16/18	951,350	950,695
Series 2015-S2, Class R1 1.840%, due 11/18/19[4]	79,866	79,865
SBA Tower Trust, Series 2014-1A, Class C 2.898%, due 10/15/44[4,9]	170,000	170,253
	Face amount[1]	Value
Asset-backed securities—(continued)
Seneca Park CLO Ltd., Series 2014-1A, Class A 1.769%, due 07/17/26[3,4]	250,000	$249,898
Sierra Timeshare Receivables Funding Co. LLC, Series 2012-2A, Class A 2.380%, due 03/20/29[4]	218,639	220,552
Series 2014-2A, Class A 2.050%, due 06/20/31[4]	114,135	114,861
Silver Bay Realty Trust, Series 2014-1, Class A 1.186%, due 09/17/31[3,4]	1,243,369	1,229,929
SLM Student Loan Trust, Series 2004-10, Class B 0.665%, due 01/25/40[3]	132,250	115,539
Series 2005-8, Class B 0.605%, due 01/25/40[3]	141,301	118,340
Series 2012-A, Class A1 1.587%, due 08/15/25[3,4]	552,049	556,178
Series 2012-D, Class A1 1.237%, due 06/15/23[3,4]	354,017	354,851
SoFi Professional Loan Program LLC, Series 2014-A, Class A2 3.020%, due 10/25/27[4]	74,441	75,940
Series 2015-C, Class A2 2.510%, due 08/25/33[4]	1,055,000	1,049,208
Sonic Capital LLC, Series 2011-1A, Class A2 5.438%, due 05/20/41[4]	218,640	229,467
Specialty Underwriting & Residential Finance Trust, Series 2005-AB2, Class M1 0.641%, due 06/25/36[3]	40,000	38,080
SpringCastle America Funding LLC, Series 2014-AA, Class A 2.700%, due 05/25/23[4]	1,049,219	1,054,454
Store Master Funding I LLC, Series 2015-1A, Class A1 3.750%, due 04/20/45[4]	99,875	98,862
SWAY Residential Trust, Series 2014-1, Class A 1.486%, due 01/17/32[3,4]	753,388	752,092
Symphony CLO XV Ltd., Series 2014-15A, Class A 1.739%, due 10/17/26[3,4]	250,000	249,332
TAL Advantage I LLC, Series 2006-1A, Class Note 0.378%, due 04/20/21[3,4]	487,500	485,404
Tidewater Auto Receivables Trust, Series 2014-AA, Class A2 0.960%, due 07/15/17[4]	140,131	140,099
Series 2014-AA, Class A3 1.400%, due 07/15/18[4]	500,000	500,215
Trade MAPS 1 Ltd., Series 2013-1A, Class A 0.889%, due 12/10/18[3,4]	250,000	250,022

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Asset-backed securities—(concluded)
Tricon American Homes, Series 2015 SFR1, Class A 1.436%, due 05/17/32[3,4]	1,030,000	$1,020,616
United Auto Credit Securitization Trust, Series 2014-1, Class A2 0.740%, due 06/15/16[4]	32,033	32,034
Welk Resorts LLC, Series 2015-AA, Class A 2.790%, due 06/16/31[4]	107,727	107,905
Wendys Funding LLC, Series 2015-1A, Class-A2I 3.371%, due 06/15/45[4]	250,000	249,861
Westgate Resorts LLC, Series 2012-2A, Class A 3.000%, due 01/20/25[4]	71,385	71,492
Series 2013-1A, Class A 2.250%, due 08/20/25[4]	100,927	100,957
Series 2014-1A, Class A 2.150%, due 12/20/26[4]	188,530	187,625
Westlake Automobile Receivables Trust, Series 2013-1A, Class A2 1.120%, due 01/15/18[4]	10,046	10,047
Series 2014-2A, Class A2 0.970%, due 10/16/17[4]	78,472	78,445
World Financial Network Credit Card Master Trust, Series 2014-B, Class A 0.610%, due 07/15/19	1,365,000	1,364,728
Total asset-backed securities (cost—$57,186,788)		57,230,663
Corporate notes—37.60%
Aerospace & defense—0.57%
Lockheed Martin Corp. 2.900%, due 03/01/25	195,000	186,539
Precision Castparts Corp. 0.700%, due 12/20/15	1,140,000	1,139,365
The Boeing Co. 2.350%, due 10/30/21	170,000	169,929
2.500%, due 03/01/25	70,000	67,569
United Continental Holdings, Inc. 6.000%, due 12/01/20	340,000	354,450
United Technologies Corp. 1.778%, due 05/04/18[9]	505,000	505,486
		2,423,338
Airlines—0.18%
American Airlines Group, Inc. 4.625%, due 03/01/20[4]	270,000	263,925
American Airlines Pass Through Trust 2014-1, Class B 4.375%, due 10/01/22	19,078	19,197
	Face amount[1]	Value
Corporate notes—(continued)
Airlines—(concluded)
American Airlines Pass Through Trust 2015-1, Class A 3.375%, due 05/01/27	480,000	$465,600
		748,722
Auto & truck—0.15%
General Motors Co. 3.500%, due 10/02/18	630,000	640,823
Automotive—0.08%
Asciano Finance Ltd. 3.125%, due 09/23/15[4]	350,000	350,932
Banking-non-US—1.29%
BNP Paribas SA 2.375%, due 05/21/20	200,000	199,476
Caixa Economica Federal 2.375%, due 11/06/17[4,10]	290,000	277,965
Commonwealth Bank of Australia GMTN 2.300%, due 03/12/20	250,000	249,901
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.375%, due 08/04/25	260,000	261,064
Credit Agricole SA 2.500%, due 04/15/19[4]	250,000	252,745
2.750%, due 06/10/20[4]	250,000	251,821
4.375%, due 03/17/25[4,10]	200,000	195,024
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 03/26/20[4]	345,000	343,100
Credit Suisse New York 1.700%, due 04/27/18	395,000	393,083
Deutsche Bank AG 3.700%, due 05/30/24[10]	305,000	305,096
Discover Financial Services 3.750%, due 03/04/25	35,000	33,653
HSBC Holdings PLC 4.250%, due 03/14/24	500,000	508,850
ING Bank N.V. 5.800%, due 09/25/23[4]	200,000	218,701
Itau Unibanco Holding SA 2.850%, due 05/26/18[4]	200,000	197,200
Royal Bank of Scotland Group PLC 5.125%, due 05/28/24	630,000	636,606
6.000%, due 12/19/23	205,000	219,737
6.125%, due 12/15/22	25,000	26,836
Standard Chartered PLC 2.250%, due 04/17/20[4,10]	325,000	320,992
Swedbank AB 2.200%, due 03/04/20[4,10]	415,000	413,846
The Bank of New York Mellon Corp. 4.950%, due 06/20/20[3,10,11]	170,000	169,150
		5,474,846

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—4.87%
Bank of America Corp. 2.250%, due 04/21/20	677,000	$666,985
3.875%, due 08/01/25	390,000	393,722
3.950%, due 04/21/25	340,000	329,733
4.000%, due 01/22/25	410,000	402,200
5.625%, due 10/14/16	1,325,000	1,391,564
6.100%, due 03/17/25[3,10,11]	740,000	736,670
6.500%, due 08/01/16	1,370,000	1,438,651
Bank of America Corp. MTN 1.351%, due 03/22/18[3]	770,000	776,364
Bank of America Corp., Series 1 3.750%, due 07/12/16	650,000	665,501
Capital One Bank USA N.A. 1.300%, due 06/05/17[10]	250,000	248,359
Capital One Financial Corp. 3.200%, due 02/05/25	180,000	169,786
3.500%, due 06/15/23	245,000	240,661
5.550%, due 06/01/20[3,10,11]	450,000	450,540
Capital One NA/Mclean VA 2.950%, due 07/23/21	260,000	254,347
CIT Group, Inc. 3.875%, due 02/19/19[10]	1,170,000	1,175,850
5.250%, due 03/15/18[10]	400,000	415,000
5.500%, due 02/15/19[4]	615,000	650,362
Discover Bank/Greenwood DE 3.100%, due 06/04/20	250,000	251,239
4.200%, due 08/08/23	270,000	274,913
Goldman Sachs Group, Inc. 1.497%, due 04/30/18[3]	530,000	534,959
2.550%, due 10/23/19[10]	231,000	232,377
2.600%, due 04/23/20[10]	349,000	348,890
3.500%, due 01/23/25	250,000	244,598
3.700%, due 08/01/15	830,000	830,000
3.750%, due 05/22/25	635,000	633,298
5.375%, due 05/10/20[3,11]	475,000	472,150
5.950%, due 01/18/18	1,030,000	1,131,178
HSBC USA, Inc. 2.350%, due 03/05/20	780,000	775,522
JPMorgan Chase & Co. 1.195%, due 01/25/18[3]	525,000	528,460
3.250%, due 09/23/22	105,000	105,039
4.500%, due 01/24/22	130,000	139,586
JPMorgan Chase & Co. GMTN 0.902%, due 02/26/16[3]	850,000	851,178
Santander Holdings USA, Inc. 4.500%, due 07/17/25	160,000	162,185
State Street Capital Trust IV 1.286%, due 06/15/37[3,10]	570,000	496,612
The Bank of New York Mellon Corp. 2.150%, due 02/24/20	445,000	441,617
3.000%, due 02/24/25	160,000	154,588
Wells Fargo & Co. 0.924%, due 04/23/18[3]	685,000	686,256
Wells Fargo & Co. GMTN 2.600%, due 07/22/20	465,000	467,183
4.300%, due 07/22/27	175,000	178,105
	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—(concluded)
Wells Fargo & Co. MTN 3.000%, due 02/19/25	380,000	$365,591
		20,711,819
Biotechnology—0.25%
Amgen, Inc. 3.125%, due 05/01/25[10]	540,000	513,448
5.150%, due 11/15/41	215,000	224,690
Celgene Corp. 3.250%, due 08/15/22	130,000	127,959
Gilead Sciences, Inc. 3.700%, due 04/01/24	205,000	209,536
		1,075,633
Building & construction—0.23%
D.R. Horton, Inc. 3.750%, due 03/01/19	550,000	558,938
Lennar Corp. 4.125%, due 12/01/18	302,000	306,530
4.500%, due 11/15/19	115,000	118,881
		984,349
Building products—0.29%
Building Materials Corp. of America 6.750%, due 05/01/21[4]	191,000	200,550
Cemex SAB de CV 5.875%, due 03/25/19[4,10]	200,000	203,500
Kimberly-Clark Corp. 2.650%, due 03/01/25	65,000	63,188
Martin Marietta Materials, Inc. 1.382%, due 06/30/17[3]	110,000	109,642
Masco Corp. 7.125%, due 03/15/20	250,000	291,250
Standard Pacific Corp. 8.375%, due 01/15/21	300,000	353,250
		1,221,380
Cable—0.08%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375%, due 05/01/25[4]	340,000	334,900
Chemicals—0.46%
Eastman Chemical Co. 2.700%, due 01/15/20	420,000	420,049
3.800%, due 03/15/25	255,000	251,068
Huntsman International LLC 4.875%, due 11/15/20[10]	440,000	431,200
Incitec Pivot Ltd. 4.000%, due 12/07/15[4]	550,000	554,740
LYB International Finance BV 4.000%, due 07/15/23	125,000	127,099
The Dow Chemical Co. 3.500%, due 10/01/24[10]	185,000	180,731
		1,964,887

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Corporate notes—(continued)
Commercial services—0.36%
Air Lease Corp. 5.625%, due 04/01/17	1,000,000	$1,056,160
Republic Services, Inc. 3.200%, due 03/15/25[10]	180,000	174,856
Waste Management, Inc. 3.125%, due 03/01/25	309,000	299,351
		1,530,367
Communications equipment—0.39%
Apple, Inc. 2.000%, due 05/06/20[10]	321,000	320,369
2.850%, due 05/06/21[10]	462,000	468,694
NXP BV/NXP Funding LLC 4.625%, due 06/15/22[4]	200,000	198,000
QUALCOMM, Inc. 2.250%, due 05/20/20[10]	200,000	197,484
3.000%, due 05/20/22	245,000	238,266
3.450%, due 05/20/25	245,000	232,006
		1,654,819
Computers—0.17%
Hewlett-Packard Co. 2.750%, due 01/14/19	60,000	60,734
Leidos Holdings, Inc. 4.450%, due 12/01/20	300,000	297,642
Seagate HDD Cayman 3.750%, due 11/15/18	370,000	385,275
		743,651
Consumer products—0.12%
Avon Products, Inc. 6.500%, due 03/01/19[10]	535,000	505,575
Diversified financial services—0.32%
Audatex North America, Inc. 6.125%, due 11/01/23[4]	180,000	175,950
First Data Corp. 7.375%, due 06/15/19[4]	122,000	127,258
General Electric Capital Corp. 5.500%, due 01/08/20	465,000	527,424
General Electric Capital Corp. MTN 4.375%, due 09/16/20	480,000	524,463
		1,355,095
Electric utilities—0.13%
Exelon Generation Co. LLC 4.250%, due 06/15/22	235,000	241,527
NRG Energy, Inc. 7.875%, due 05/15/21	170,000	179,030
8.250%, due 09/01/20	145,000	151,018
		571,575
Electric-integrated—1.53%
Delphi Corp. 5.000%, due 02/15/23	165,000	174,900
	Face amount[1]	Value
Corporate notes—(continued)
Electric-integrated—(concluded)
Eaton Corp. 0.950%, due 11/02/15	910,000	$910,400
1.500%, due 11/02/17	298,000	297,267
2.750%, due 11/02/22	271,000	263,370
Entergy Corp. 4.000%, due 07/15/22	195,000	198,716
Exelon Corp. 2.850%, due 06/15/20	70,000	70,321
Jabil Circuit, Inc. 8.250%, due 03/15/18	620,000	699,050
Jersey Central Power & Light Co. 5.625%, due 05/01/16	550,000	566,508
Oncor Electric Delivery Co. LLC 4.100%, due 06/01/22	290,000	307,717
Pacificorp 5.500%, due 01/15/19	486,000	543,941
5.750%, due 04/01/37	275,000	330,815
Progress Energy, Inc. 5.625%, due 01/15/16	995,000	1,015,477
Puget Energy, Inc. 5.625%, due 07/15/22	450,000	504,361
6.000%, due 09/01/21	75,000	86,367
The ADT Corp. 4.125%, due 04/15/19[10]	180,000	182,925
Virginia Electric & Power Co. 3.100%, due 05/15/25	185,000	182,482
WEC Energy Group, Inc. 2.450%, due 06/15/20	170,000	170,467
		6,505,084
Electric/gas—0.34%
Ameren Illinois Co. 6.125%, due 11/15/17	1,085,000	1,200,550
CenterPoint Energy, Inc. 6.500%, due 05/01/18	241,000	269,559
		1,470,109
Electronic equipment & instruments—0.03%
Thermo Fisher Scientific, Inc. 3.600%, due 08/15/21	147,000	150,052
Environmental—0.11%
Clean Harbors, Inc. 5.250%, due 08/01/20	450,000	460,755
Finance-captive automotive—3.24%
American Honda Finance Corp. 1.000%, due 08/11/15[4]	1,315,000	1,315,170
Ares Capital Corp. 3.875%, due 01/15/20	275,000	280,066
Associated Banc-Corp. 5.125%, due 03/28/16	822,000	837,955
BB&T Corp. 2.450%, due 01/15/20	360,000	362,003
BB&T Corp. MTN 2.625%, due 06/29/20	365,000	367,723

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Corporate notes—(continued)
Finance-captive automotive—(concluded)
CDP Financial, Inc. 4.400%, due 11/25/19[4,10]	1,160,000	$1,269,738
Daimler Finance North America LLC 2.250%, due 03/02/20[4]	325,000	321,054
2.450%, due 05/18/20[4,10]	590,000	585,590
ERP Operating LP 3.000%, due 04/15/23	525,000	512,599
Ford Motor Credit Co. LLC 1.529%, due 05/09/16[3]	680,000	683,037
1.700%, due 05/09/16	1,455,000	1,459,151
2.240%, due 06/15/18	200,000	199,784
6.625%, due 08/15/17	220,000	240,075
FS Investment Corp. 4.000%, due 07/15/19	200,000	202,741
General Motors Financial Co., Inc. 3.200%, due 07/13/20	240,000	237,240
3.450%, due 04/10/22[10]	350,000	337,204
3.500%, due 07/10/19[10]	675,000	685,986
Harley-Davidson Financial Services, Inc. 3.875%, due 03/15/16[4]	450,000	458,213
Hyundai Capital America 2.550%, due 02/06/19[4]	550,000	552,802
Janus Capital Group, Inc. 6.700%, due 06/15/17	1,000,000	1,085,467
Lazard Group LLC 4.250%, due 11/14/20	170,000	178,581
Regions Bank 7.500%, due 05/15/18	450,000	513,701
Schaeffler Finance BV 4.750%, due 05/15/23[4]	265,000	259,038
Synchrony Financial 4.500%, due 07/23/25	285,000	285,967
Volkswagen Group of America Finance LLC 1.600%, due 11/20/17[4]	550,000	550,616
		13,781,501
Finance-other—0.25%
FMS Wertmanagement AoeR 1.125%, due 09/05/17	525,000	527,584
International Lease Finance Corp. 3.875%, due 04/15/18	550,000	556,187
		1,083,771
Financial services—5.22%
Ally Financial, Inc. 3.250%, due 02/13/18	690,000	689,137
4.125%, due 02/13/22	460,000	453,100
5.500%, due 02/15/17	1,150,000	1,200,312
8.000%, due 11/01/31	275,000	328,625
American Express Credit Corp. MTN 2.375%, due 05/26/20[10]	350,000	348,489
	Face amount[1]	Value
Corporate notes—(continued)
Financial services—(continued)
Barclays PLC 2.750%, due 11/08/19[10]	580,000	$577,416
3.650%, due 03/16/25	200,000	191,765
4.375%, due 09/11/24	555,000	541,878
Citigroup, Inc. 1.800%, due 02/05/18	700,000	698,759
2.400%, due 02/18/20[10]	430,000	427,227
4.587%, due 12/15/15	575,000	583,186
5.950%, due 05/15/25[3,11]	545,000	531,375
Corp Financiera de Desarrollo SA 4.750%, due 07/15/25[4,10]	210,000	212,625
Credit Suisse AG Guernsey 2.600%, due 05/27/16[4]	1,660,000	1,683,987
Doric Nimrod Air Alpha Ltd. 2013-1 Pass Through Trust 5.250%, due 05/30/23[4]	342,904	358,335
ERAC USA Finance LLC 6.375%, due 10/15/17[4]	1,000,000	1,098,244
Hutchison Whampoa International 14 Ltd. 1.625%, due 10/31/17[4]	495,000	491,302
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500%, due 03/15/17	455,000	459,777
5.875%, due 02/01/22[10]	75,000	77,625
6.000%, due 08/01/20	850,000	894,625
Intesa Sanpaolo SpA 3.875%, due 01/16/18	530,000	547,443
JPMorgan Chase & Co. 1.700%, due 03/01/18	835,000	833,699
2.200%, due 10/22/19	410,000	409,336
2.250%, due 01/23/20	1,005,000	992,175
2.750%, due 06/23/20	720,000	724,409
3.900%, due 07/15/25[10]	280,000	285,408
5.300%, due 05/01/20[3,11]	380,000	378,632
Morgan Stanley 1.875%, due 01/05/18	280,000	280,891
2.125%, due 04/25/18	860,000	866,341
2.650%, due 01/27/20[10]	595,000	597,192
2.800%, due 06/16/20	880,000	884,806
3.750%, due 02/25/23	210,000	214,177
3.950%, due 04/23/27	325,000	310,531
6.625%, due 04/01/18	400,000	448,058
Morgan Stanley GMTN 4.000%, due 07/23/25	290,000	295,683
Morgan Stanley MTN 2.200%, due 12/07/18	125,000	126,319
SteelRiver Transmission Co. LLC 4.710%, due 06/30/17[4]	654,820	680,334
The Hartford Financial Services Group, Inc. 8.125%, due 06/15/38[3]	380,000	428,450
The Western Union Co. 5.930%, due 10/01/16	500,000	523,770

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Corporate notes—(continued)
Financial services—(concluded)
US Bancorp MTN 1.950%, due 11/15/18[10]	560,000	$565,288
		22,240,731
Food & drug retailing—0.33%
CVS Health Corp. 2.800%, due 07/20/20	951,000	959,417
3.375%, due 08/12/24[10]	315,000	310,368
3.875%, due 07/20/25	144,000	146,481
		1,416,266
Food/beverage—0.42%
General Mills, Inc. 3.650%, due 02/15/24	105,000	107,836
JBS Investments GmbH 7.750%, due 10/28/20[4]	525,000	567,000
Tyson Foods, Inc. 6.600%, due 04/01/16	300,000	310,944
Unilever Capital Corp. 3.100%, due 07/30/25	120,000	119,397
WM Wrigley Jr Co. 1.400%, due 10/21/16[4]	665,000	666,492
		1,771,669
Gas pipelines—0.36%
Kinder Morgan, Inc. 3.050%, due 12/01/19	255,000	252,885
7.000%, due 06/15/17	680,000	735,364
Plains All American Pipeline LP/PAA Finance Corp. 2.600%, due 12/15/19[10]	370,000	367,024
3.600%, due 11/01/24	200,000	192,315
		1,547,588
Health care equipment & supplies—0.20%
Becton Dickinson and Co. 1.800%, due 12/15/17	110,000	109,571
2.675%, due 12/15/19	55,000	55,396
3.734%, due 12/15/24	85,000	84,486
Boston Scientific Corp. 2.850%, due 05/15/20	275,000	274,031
3.850%, due 05/15/25	330,000	319,297
		842,781
Health care providers & services—0.14%
Aetna, Inc. 2.750%, due 11/15/22	130,000	122,907
Cigna Corp. 3.250%, due 04/15/25	140,000	132,604
Memorial Sloan-Kettering Cancer Center 4.200%, due 07/01/55	113,000	106,187
Zimmer Biomet Holdings, Inc. 2.000%, due 04/01/18	232,000	231,799
		593,497
	Face amount[1]	Value
Corporate notes—(continued)
Industrial conglomerates—0.05%
General Electric Co. 3.375%, due 03/11/24	190,000	$193,896
Insurance—0.43%
American International Group, Inc. 3.750%, due 07/10/25[10]	190,000	189,986
MetLife, Inc. 3.000%, due 03/01/25	155,000	149,189
5.250%, due 06/15/20[3,10,11]	225,000	224,438
Pacific LifeCorp. 5.125%, due 01/30/43[4]	360,000	371,051
Prudential Financial, Inc. MTN 3.000%, due 05/12/16	260,000	264,308
4.750%, due 09/17/15	270,000	271,285
Willis Group Holdings PLC 5.750%, due 03/15/21	145,000	161,585
Willis North America, Inc. 6.200%, due 03/28/17	185,000	196,436
		1,828,278
Manufacturing-diversified—0.02%
SPX Corp. 6.875%, due 09/01/17	95,000	102,006
Media—1.44%
Alibaba Group Holding Ltd. 2.500%, due 11/28/19[4]	315,000	310,636
CCO Safari II LLC 3.579%, due 07/23/20[4]	850,000	852,511
4.464%, due 07/23/22[4]	415,000	417,241
Comcast Corp. 3.375%, due 08/15/25	496,000	494,490
4.250%, due 01/15/33	360,000	358,263
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.800%, due 03/15/22	73,000	73,128
3.950%, due 01/15/25[10]	70,000	68,905
4.450%, due 04/01/24	276,000	283,780
4.600%, due 02/15/21	118,000	125,271
Discovery Communications LLC 3.450%, due 03/15/25	140,000	131,716
Expedia, Inc. 7.456%, due 08/15/18	465,000	530,399
NBCUniversal Enterprise, Inc. 5.250%, due 03/19/21[4,11]	375,000	398,906
NBCUniversal Media LLC 4.450%, due 01/15/43	280,000	278,524
Sirius XM Radio, Inc. 4.250%, due 05/15/20[4]	500,000	498,125
Sky PLC 2.625%, due 09/16/19[4]	200,000	199,904
Thomson Reuters Corp. 1.300%, due 02/23/17	650,000	649,178
Time Warner Cable, Inc. 4.500%, due 09/15/42[10]	205,000	165,397
5.000%, due 02/01/20[10]	265,000	284,269
		6,120,643

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Corporate notes—(continued)
Medical providers—0.54%
Anthem, Inc. 3.300%, due 01/15/23	83,000	$80,312
3.500%, due 08/15/24	200,000	193,929
HCA, Inc. 3.750%, due 03/15/19	310,000	314,456
Laboratory Corp. of America Holdings 2.625%, due 02/01/20	255,000	253,867
UnitedHealth Group, Inc. 2.700%, due 07/15/20	641,000	648,477
2.875%, due 12/15/21[10]	250,000	249,353
2.875%, due 03/15/22	565,000	558,169
		2,298,563
Metals & mining—1.12%
ArcelorMittal 5.125%, due 06/01/20[10]	140,000	140,350
5.250%, due 02/25/17	550,000	568,562
Constellium NV 8.000%, due 01/15/23[4,10]	275,000	264,688
Freeport-McMoRan, Inc. 4.000%, due 11/14/21	320,000	279,200
Glencore Funding LLC 1.700%, due 05/27/16[4]	550,000	549,777
Harsco Corp. 2.700%, due 10/15/15	500,000	500,625
5.750%, due 05/15/18	550,000	563,750
Novelis, Inc. 8.750%, due 12/15/20	665,000	701,575
Southern Copper Corp. 3.875%, due 04/23/25[10]	100,000	96,064
Vale Overseas Ltd. 6.250%, due 01/11/16	650,000	662,025
Wise Metals Group LLC/Wise Alloys Finance Corp. 8.750%, due 12/15/18[4]	441,000	451,055
		4,777,671
Multi-line insurance—0.10%
American International Group, Inc. 4.875%, due 06/01/22[10]	245,000	270,768
5.450%, due 05/18/17	150,000	160,740
		431,508
Oil & gas—1.66%
Chesapeake Energy Corp. 3.250%, due 03/15/16	550,000	544,156
6.625%, due 08/15/20[10]	300,000	268,500
Chevron Phillips Chemical Co. LLC/ Chevron Phillips Chemical Co. LP 2.450%, due 05/01/20[4]	140,000	140,100
CONSOL Energy, Inc. 5.875%, due 04/15/22	310,000	240,831
Continental Resources, Inc. 4.900%, due 06/01/44[10]	90,000	70,860
5.000%, due 09/15/22	235,000	223,837
	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Ecopetrol SA 4.125%, due 01/16/25[10]	195,000	$178,425
Ensco PLC 4.500%, due 10/01/24[10]	195,000	178,691
5.750%, due 10/01/44	14,000	12,187
EOG Resources, Inc. 3.150%, due 04/01/25	65,000	63,517
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.500%, due 11/15/20	505,000	489,850
Kinder Morgan Energy Partners LP 3.500%, due 09/01/23	40,000	36,726
3.950%, due 09/01/22	105,000	101,177
4.150%, due 02/01/24[10]	100,000	95,107
4.250%, due 09/01/24	180,000	170,832
MEG Energy Corp. 7.000%, due 03/31/24[4]	175,000	160,563
Petrobras Global Finance BV 6.250%, due 03/17/24[10]	254,000	235,458
Petroleos Mexicanos 4.875%, due 01/24/22	159,000	165,137
6.000%, due 03/05/20	35,000	39,156
8.000%, due 05/03/19	100,000	116,875
Pioneer Natural Resources Co. 6.875%, due 05/01/18	865,000	961,246
Rowan Cos., Inc. 5.000%, due 09/01/17	69,000	71,114
Shell International Finance BV 2.125%, due 05/11/20	330,000	329,686
3.250%, due 05/11/25	660,000	651,939
Southwestern Energy Co. 3.300%, due 01/23/18	70,000	71,029
Statoil ASA 2.650%, due 01/15/24	435,000	416,998
Transocean, Inc. 5.550%, due 12/15/16[10]	786,000	793,860
6.000%, due 03/15/18[10]	17,000	16,320
WPX Energy, Inc. 7.500%, due 08/01/20[10]	210,000	213,150
		7,057,327
Oil field equipment & services—0.17%
Cameron International Corp. 1.400%, due 06/15/17	170,000	168,764
SESI LLC 7.125%, due 12/15/21	520,000	540,800
		709,564
Oil services—0.45%
BP Capital Markets PLC 2.750%, due 05/10/23[10]	145,000	138,770
3.062%, due 03/17/22[10]	265,000	264,963
Petrobras International Finance Co. SA 3.875%, due 01/27/16	1,505,000	1,507,258
		1,910,991

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Corporate notes—(continued)
Paper & forest products—0.25%
Domtar Corp. 10.750%, due 06/01/17	350,000	$402,563
International Paper Co. 3.650%, due 06/15/24	125,000	124,009
Sappi Papier Holding GmbH 7.750%, due 07/15/17[4]	498,000	535,350
		1,061,922
Pharmaceuticals—1.95%
AbbVie, Inc. 1.800%, due 05/14/18	900,000	897,545
2.500%, due 05/14/20	340,000	337,911
2.900%, due 11/06/22	415,000	402,647
3.600%, due 05/14/25	105,000	103,442
Actavis Funding SCS 2.350%, due 03/12/18	300,000	300,924
3.000%, due 03/12/20	880,000	875,567
3.450%, due 03/15/22	430,000	422,986
3.850%, due 06/15/24	45,000	44,101
4.550%, due 03/15/35	205,000	192,631
4.750%, due 03/15/45	80,000	75,430
Eli Lilly & Co. 2.750%, due 06/01/25	60,000	58,436
Endo Finance LLC/Endo Finco, Inc. 5.375%, due 01/15/23[4]	195,000	197,071
Forest Laboratories, Inc. 5.000%, due 12/15/21[4]	1,100,000	1,191,875
Medtronic, Inc. 2.500%, due 03/15/20[4]	490,000	492,890
3.500%, due 03/15/25[4]	310,000	309,427
4.625%, due 03/15/45[4]	170,000	171,991
Merck & Co., Inc. 2.350%, due 02/10/22	235,000	229,961
2.750%, due 02/10/25	240,000	229,727
Mylan, Inc. 3.125%, due 01/15/23[4]	340,000	324,670
Novartis Capital Corp. 3.400%, due 05/06/24[10]	255,000	260,088
Teva Pharmaceutical Finance Co. BV 2.950%, due 12/18/22	200,000	191,705
Valeant Pharmaceuticals International, Inc. 5.375%, due 03/15/20[4]	255,000	262,013
5.875%, due 05/15/23[4]	295,000	306,770
Zoetis, Inc. 1.875%, due 02/01/18	420,000	417,989
		8,297,797
Pipelines—1.66%
Buckeye Partners LP 2.650%, due 11/15/18	220,000	219,446
El Paso Pipeline Partners Operating Co. LLC 4.100%, due 11/15/15	2,725,000	2,747,304
4.300%, due 05/01/24	120,000	115,611
	Face amount[1]	Value
Corporate notes—(continued)
Pipelines—(concluded)
Energy Transfer Partners LP 2.500%, due 06/15/18	195,000	$195,286
4.150%, due 10/01/20	95,000	97,450
5.150%, due 03/15/45	110,000	96,418
Enterprise Products Operating LLC 3.200%, due 02/01/16	1,145,000	1,157,046
3.350%, due 03/15/23	80,000	78,045
3.700%, due 02/15/26	65,000	62,939
8.375%, due 08/01/66[3]	585,000	596,700
Sabine Pass Liquefaction LLC 5.625%, due 03/01/25[4]	395,000	389,075
Sunoco Logistics Partners Operations LP 3.450%, due 01/15/23	215,000	201,454
Williams Cos., Inc. 7.875%, due 09/01/21	390,000	449,466
Williams Partners LP 3.600%, due 03/15/22	295,000	284,646
4.000%, due 11/15/21	145,000	145,252
4.500%, due 11/15/23[10]	240,000	237,480
		7,073,618
Real estate investment trusts—1.04%
American Tower Corp. 4.000%, due 06/01/25[10]	71,000	69,573
ARC Properties Operating Partnership LP/Clark Acquisition LLC 2.000%, due 02/06/17	820,000	802,575
3.000%, due 02/06/19	240,000	229,410
AvalonBay Communities, Inc. MTN 2.850%, due 03/15/23	335,000	322,354
DDR Corp. 9.625%, due 03/15/16	900,000	944,844
Duke Realty LP 5.950%, due 02/15/17	400,000	426,471
HCP, Inc. 6.000%, due 01/30/17	300,000	318,578
Highwoods Realty LP 7.500%, due 04/15/18	400,000	455,632
Simon Property Group LP 3.375%, due 03/15/22	375,000	385,052
UDR, Inc. MTN 4.250%, due 06/01/18	350,000	370,651
Ventas Realty LP 4.125%, due 01/15/26	110,000	110,195
		4,435,335
Retail—0.61%
Amazon.com, Inc. 0.650%, due 11/27/15	1,190,000	1,190,283
Family Tree Escrow LLC 5.250%, due 03/01/20[4,10]	70,000	73,850
5.750%, due 03/01/23[4]	215,000	226,825
Macy's Retail Holdings, Inc. 7.450%, due 07/15/17	1,000,000	1,110,166
		2,601,124

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Corporate notes—(continued)
Semiconductor equipment & products—0.04%
Intel Corp. 3.700%, due 07/29/25	145,000	$146,373
4.900%, due 07/29/45	40,000	41,084
		187,457
Software & services—0.16%
Oracle Corp. 2.800%, due 07/08/21	340,000	342,582
2.950%, due 05/15/25	295,000	284,198
3.400%, due 07/08/24	44,000	44,301
		671,081
Special purpose entity—0.71%
Bunge Ltd. Finance Corp. 3.200%, due 06/15/17	1,127,000	1,158,922
CNH Industrial Capital LLC 3.375%, due 07/15/19	580,000	570,575
Crown Castle Towers LLC 6.113%, due 01/15/20[4]	495,000	551,799
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.500%, due 06/15/19[4]	150,000	148,482
3.050%, due 01/09/20[4]	315,000	316,314
3.375%, due 02/01/22[4]	265,000	258,734
		3,004,826
Technology, hardware & equipment—0.25%
Pitney Bowes, Inc. MTN 5.750%, due 09/15/17	994,000	1,070,340
Telecommunications—0.80%
Alcatel-Lucent USA, Inc. 6.750%, due 11/15/20[4]	460,000	494,500
Altice SA 7.625%, due 02/15/25[4]	200,000	196,000
Cisco Systems, Inc. 2.450%, due 06/15/20	550,000	555,147
Harris Corp. 2.700%, due 04/27/20	45,000	44,300
Sprint Corp. 7.875%, due 09/15/23	530,000	508,138
Verizon Communications, Inc. 2.450%, due 11/01/22	560,000	533,868
2.625%, due 02/21/20	370,000	369,598
3.000%, due 11/01/21	210,000	208,413
4.400%, due 11/01/34	350,000	328,103
5.150%, due 09/15/23	149,000	163,992
		3,402,059
Telephone-integrated—0.06%
Level 3 Financing, Inc. 5.375%, due 08/15/22	245,000	247,450
Textile/apparel—0.13%
Hanesbrands, Inc. 6.375%, due 12/15/20	520,000	542,750
	Face amount[1]	Value
Corporate notes—(concluded)
Tobacco—0.38%
Altria Group, Inc. 2.850%, due 08/09/22	250,000	$242,050
Imperial Tobacco Finance PLC 2.950%, due 07/21/20[4]	425,000	423,191
Philip Morris International, Inc. 1.875%, due 01/15/19	270,000	269,967
Reynolds American, Inc. 2.300%, due 06/12/18[10]	165,000	166,465
3.250%, due 06/12/20	85,000	86,338
4.450%, due 06/12/25	420,000	431,349
		1,619,360
Transportation—0.22%
Burlington Northern Santa Fe LLC 3.000%, due 04/01/25[10]	165,000	158,944
Canadian Pacific Railway Co. 3.700%, due 02/01/26	50,000	49,950
Ryder System, Inc. MTN 2.450%, due 09/03/19	180,000	180,043
2.650%, due 03/02/20	130,000	130,093
Union Pacific Railroad Co. 2014-1 Pass Through Trust 3.227%, due 05/14/26	193,120	193,512
Virgin Australia 2013-1B Trust 6.000%, due 10/23/20[4]	233,922	239,770
		952,312
Utilities—0.30%
HD Supply, Inc. 7.500%, due 07/15/20	1,125,000	1,200,937
IPALCO Enterprises, Inc. 5.000%, due 05/01/18	69,000	72,321
		1,273,258
Wireless telecommunications—0.95%
AT&T, Inc. 2.300%, due 03/11/19[10]	110,000	110,427
2.375%, due 11/27/18	110,000	111,002
2.450%, due 06/30/20	430,000	422,963
2.625%, due 12/01/22	320,000	302,227
3.000%, due 06/30/22	635,000	614,459
3.400%, due 05/15/25	200,000	191,052
Crown Castle Towers LLC 4.174%, due 08/15/17[4]	200,000	207,195
IAC/InterActiveCorp 4.875%, due 11/30/18	400,000	413,300
Sprint Communications, Inc. 7.000%, due 03/01/20[4]	498,000	530,370
T-Mobile USA, Inc. 6.464%, due 04/28/19	755,000	778,594
Vodafone Group PLC 2.500%, due 09/26/22[10]	207,000	191,258
Zayo Group LLC/Zayo Capital, Inc. 6.000%, due 04/01/23[4]	155,000	155,502
		4,028,349
Total corporate notes (cost—$160,319,844)		160,056,000

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Non-US government obligations—0.36%
Brazilian Government International Bond 2.625%, due 01/05/23[10]	315,000	$274,050
4.250%, due 01/07/25[10]	255,000	240,592
Republic of Columbia 2.625%, due 03/15/23[10]	200,000	183,500
4.000%, due 02/26/24	430,000	428,280
South Africa Government International Bond 5.375%, due 07/24/44[10]	200,000	201,500
Uruguay Government International Bond 4.500%, due 08/14/24	190,000	201,163
Total non-US government obligations (cost—$1,545,226)		1,529,085
Municipal bonds and notes—0.05%
Education—0.05%
Access to Loans for Learning Student Loan Corp. Revenue, Student Loan Program, Series A13 0.495%, due 04/25/24[3] (cost—$211,413)	215,103	212,352
	Number of shares
Preferred stocks—0.14%
Oil & Gas—0.09%
Anadarko Petroleum Corp.[3,12]	5,200	260,676
Southwestern Energy Co.[3,13]	2,350	101,050
		361,726
Pharmaceuticals—0.05%
Allergan PLC[3,14]	200	222,426
Total preferred stocks (cost—$580,133)		584,152
	Face amount[1]
Repurchase agreement—1.27%
Repurchase agreement dated 07/31/15 with State Street Bank and Trust Co., 0.000% due 08/03/15, collateralized by $1,551,103 Federal Home Loan Mortgage Corp. obligation, 2.080% due 10/17/22, $389,249 Federal National Mortgage Association obligation, 2.170% due 10/17/22 and $3,470,773 US Treasury Notes, 1.625% to 3.625% due 03/31/19 to 06/30/20; (value—$5,501,969); proceeds: $5,394,000 (cost—$5,394,000)	5,394,000	5,394,000
	Number of contracts/ Notional amount		Value
Options purchased—0.01%
Put options & swaptions purchased—0.01%
3 Month USD LIBOR 30 Year Swap, strike @ 3.050%, expires 01/11/16 (Counterparty: CSI; receive fixed rate); underlying swap terminates 01/13/46[15]	USD	1,800,000	$40,874
3 Month USD LIBOR 7 Year Swap, strike @ 2.250%, expires 08/04/15 (Counterparty: BOA; receive fixed rate); underlying swap terminates 08/06/22[15]	USD	9,400,000	12
EUR Put/USD Call, strike @ EUR 1.07, expires 08/17/15 (Counterparty: BNP)	EUR	1,395,000	1,909
EUR Put/USD Call, strike @ EUR 1.10, expires 08/17/15 (Counterparty: BOA)	EUR	1,395,000	12,174
Eurodollar Futures, strike @ 98, expires 12/14/15		167	1,044
Eurodollar Futures, strike @ 99, expires 12/14/15		167	1,044
Total put options & swaptions purchased			57,057
Total options purchased (cost—$282,713)			57,057
	Number of shares
Investment of cash collateral from securities loaned—3.62%
Money market fund—3.62%
UBS Private Money Market Fund LLC[16] (cost—$15,390,673)		15,390,673	15,390,673
Total investments before investments sold short (cost—$435,502,117)—102.36%			435,690,166
	Face amount[1]
Investment sold short—(0.75)%
FNMA TBA* 4.000% (proceeds—$(3,168,734))		(3,000,000)	(3,191,484)
Liabilities in excess of other assets—(1.61)%			(6,832,757)
Net assets—100.00%			$425,665,925

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Aggregate cost for federal income tax purposes before investments sold short was $435,687,258; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,600,744
Gross unrealized depreciation	(2,597,836)
Net unrealized appreciation	$2,908

Written options

Number of contracts	Put options written	Expiration date	Premiums received	Current value	Unrealized appreciation
334	Eurodollar Futures, strike @ 98.5	12/14/15	$66,282	$(2,087)	$64,195

Written options activity for the year ended July 31, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2014	—	$—
Options written	536	94,678
Options terminated in closing purchase transactions	(42)	(18,644)
Options expired prior to exercise	(160)	(9,752)
Options outstanding at July 31, 2015	334	$66,282

Written swaptions and foreign exchange written options15

Notional amount (000)		Call swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	5,900	3 Month USD LIBOR Interest Rate Swap strike @ 1.80%, terminating 02/08/27	CSI	Receive	02/06/17	$113,280	$(62,709)	$50,571
USD	1,800	3 Month USD LIBOR Interest Rate Swap strike @ 1.90%, terminating 01/13/46	JPMCB	Receive	01/11/16	55,946	(5,005)	50,941
USD	4,300	3 Month USD LIBOR Interest Rate Swap strike @ 1.90%, terminating 02/15/27	CSI	Receive	02/13/17	84,280	(54,350)	29,930
EUR	3,960	6 Month EURIBOR Interest Rate Swap strike @ 0.35%, terminating 01/28/21	JPMCB	Receive	01/26/16	6,955	(8,971)	(2,016)
EUR	1,470	6 Month EURIBOR Interest Rate Swap strike @ 1.35%, terminating 12/18/45	CSI	Receive	12/16/15	53,127	(46,902)	6,225
						$313,588	$(177,937)	$135,651
		Put swaptions written
USD	5,900	3 Month USD LIBOR Interest Rate Swap strike @ 2.80%, terminating 02/08/27	CSI	Pay	02/06/17	$174,050	$(189,944)	$(15,894)
USD	4,300	3 Month USD LIBOR Interest Rate Swap strike @ 2.90%, terminating 02/15/27	CSI	Pay	02/13/17	122,550	(123,952)	(1,402)
EUR	7,920	6 Month EURIBOR Interest Rate Swap strike @ 0.55%, terminating 01/28/21	CSI	Pay	01/26/16	42,282	(39,042)	3,240

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

Written swaptions and foreign exchange written options15—(concluded)

Notional amount (000)		Put swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation
EUR	1,470	6 Month EURIBOR Interest Rate Swap strike @ 1.65%, terminating 12/18/45	CSI	Pay	12/16/15	$104,594	$(53,797)	$50,797
						$443,476	$(406,735)	$36,741
		Put options written
EUR	1,395	EUR Put/USD Call, strike @ EUR 1.05	BOA		08/17/15	$3,474	$(301)	$3,173
EUR	1,395	EUR Put/USD Call, strike @ EUR 1.10	BNP		08/17/15	20,423	(12,535)	7,888
						$23,897	$(12,836)	$11,061
						$780,961	$(597,508)	$183,453

Swaptions and foreign exchange written options activity for the year ended July 31, 2015 was as follows:

Premiums received
Swaptions and foreign exchange options outstanding at July 31, 2014	$612,602
Swaptions and foreign exchange options written	1,875,694
Swaptions and foreign exchange options exercised	(1,390,693)
Swaptions and foreign exchange options terminated in closing purchase transactions	(316,642)
Swaptions and foreign exchange options outstanding at July 31, 2015	$780,961

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
101	USD	90-Day Eurodollar Futures	December 2016	$24,840,768	$24,924,275	$83,507
US Treasury futures buy contracts:
1	USD	US Long Bond Futures	September 2015	152,261	155,937	3,676
429	USD	US Treasury Note 2 Year Futures	September 2015	93,775,179	93,977,813	202,634
223	USD	US Treasury Note 5 Year Futures	September 2015	26,607,877	26,725,156	117,279
				$145,376,085	$145,783,181	$407,096
				Proceeds
Interest rate futures sell contracts:
101	USD	90-Day Eurodollar Futures	December 2017	$24,707,388	$24,770,250	$(62,862)
US Treasury futures sell contracts:
52	USD	Ultra Long US Treasury Bond Futures	September 2015	8,158,151	8,295,625	(137,474)
31	USD	US Long Bond Futures	September 2015	4,770,164	4,834,062	(63,898)
81	USD	US Treasury Note 10 Year Futures	September 2015	10,267,508	10,322,438	(54,930)
				$47,903,211	$48,222,375	$(319,164)
						$87,932

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CSI	USD	805,000	CHF	774,899	08/05/15	$(3,051)
DB	USD	810,000	CHF	766,437	08/05/15	(16,809)
CSI	USD	855,000	CHF	805,172	08/10/15	(21,592)
CSI	CHF	1,529,706	USD	1,635,000	08/05/15	51,896
BB	CHF	761,330	USD	835,000	08/10/15	46,972
						$57,416

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Value	Unrealized appreciation (depreciation)
USD	9,900	02/11/25	2.050%	3 Month USD LIBOR	$90,085	$89,890
USD	7,100	11/30/19	1.650	3 Month USD LIBOR	(14,048)	(14,171)
					$76,037	$75,719

Credit default swaps on credit index—sell protection18

Counterparty	Referenced obligations[19]	Notional amount (000)		Termination date	Payments received by the Portfolio[17]	Upfront payments received	Value	Unrealized appreciation
JPMCB	Markit CMBX NA Series 6 Index	USD	300	05/11/63	3.000%	$393	$(250)	$143

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Portfolio's investments:

Assets
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$153,547,376	$—	$153,547,376
Federal home loan bank certificate	—	753,525	—	753,525
Federal home loan mortgage corporation certificates	—	544,995	—	544,995
Federal national mortgage association certificates	—	3,705,452	—	3,705,452
Collateralized mortgage obligations	—	36,448,205	236,631	36,684,836
Asset-backed securities	—	54,919,146	2,311,517	57,230,663
Corporate notes	—	160,056,000	—	160,056,000
Non-US government obligations	—	1,529,085	—	1,529,085
Municipal bonds and notes	—	212,352	—	212,352
Preferred stocks	584,152	—	—	584,152
Repurchase agreement	—	5,394,000	—	5,394,000
Options and swaptions purchased	2,088	54,969	—	57,057
Investment of cash collateral from securities loaned	—	15,390,673	—	15,390,673
Futures contracts	407,096	—	—	407,096
Forward foreign currency contracts	—	98,868	—	98,868
Swap agreements	—	90,085	—	90,085
Total	$993,336	$432,744,731	$2,548,148	$436,286,215

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Liabilities
Investments sold short	$—	$(3,191,484)	$—	$(3,191,484)
Written options	(2,087)	—	—	(2,087)
Written swaptions and foreign exchange written options	—	(597,508)	—	(597,508)
Futures contracts	(319,164)	—	—	(319,164)
Forward foreign currency contracts	—	(41,452)	—	(41,452)
Swap agreements	—	(14,298)	—	(14,298)
Total	$(321,251)	$(3,844,742)	$—	$(4,165,993)

At July 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs (Level 3) for the year ended July 31, 2015:

	Collateralized mortgage obligations	Asset-backed securities	Total
Beginning balance	$691,108	$149,980	$841,088
Purchases	—	2,369,898	2,369,898
Sales	(455,207)	(167,147)	(622,354)
Accrued discounts/(premiums)	—	21	21
Total realized gain/(loss)	2,949	4	2,953
Net change in unrealized appreciation/depreciation	(2,219)	12,490	10,271
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(53,729)	(53,729)
Ending balance	$236,631	$2,311,517	$2,548,148

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2015 was $10,124. At July 31, 2015, a security was transferred from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source. The transfer out of Level 3 represents the value at the end of the year.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

Issuer breakdown by country or territory of origin (unaudited)

	Percentage of total investments
United States	92.2%
Cayman Islands	1.6
United Kingdom	1.0
Netherlands	0.9
Canada	0.8
Argentina	0.7
Switzerland	0.5
Australia	0.3
Austria	0.3
Brazil	0.2
France	0.2
Germany	0.2
Colombia	0.2
Guernsey	0.2
Italy	0.1
Mexico	0.1
Norway	0.1
Sweden	0.1
Ireland	0.1
Peru	0.1
United States Virgin Islands	0.1
South Africa	0.0	†
Uruguay	0.0	†
Curacao	0.0	†
Total	100.0%

†  Amount represents less than 0.05%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures or swaps.

3  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2015 and changes periodically.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 19.45% of net assets as of July 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Security is being fair valued by a valuation committee under the direction of the board of trustees.

6  Interest Only Securities. These securities entitle the holder to receive interest payments from an underlying pool of mortgages. The risk associated with these securities is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

7  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.07% of net assets as of July 31, 2015, are considered illiquid and restricted (see table below for more information).

Illiquid & restricted securities	Acquisition Date	Acquisition Cost	Acquisition Cost as a percentage of net assets	Value at 07/31/15	Value as a percentage of net assets
VFC LLC, Series 2014-2, Class A 2.750%, due 07/20/30	07/09/14	$250,000	0.06%	$99,421	0.03%
VFC LLC, Series 2015-3, Class A 2.750%, due 12/20/31	03/25/15	250,000	0.06	182,228	0.04
				$281,649	0.07%

8  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2015, the value of these securities amounted to 0.01% of net assets.

9  Step bond that converts to the noted fixed rate at a designated future date.

10  Security, or portion thereof, was on loan at July 31, 2015.

11  Perpetual investment. The maturity date reflects the next call date.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2015

12  Non cumulative preferred stock. Convertible until 06/07/18.

13  Non cumulative preferred stock. Convertible until 01/15/18.

14  Non cumulative preferred stock. Convertible until 03/01/18.

15  Illiquid investment as of July 31, 2015.

16  The table below details the Portfolio's transaction activity in affiliated issuers for the year ended July 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the year ended 07/31/15	Sales during the year ended 07/31/15	Value at 07/31/15	Net income earned from affiliate for the year ended 07/31/15
UBS Private Money Market Fund LLC	$66,357,164	$727,057,321	$778,023,812	$15,390,673	$2,762

17  Payments made/received are based on the notional amount.

18  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

19  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the reference obligation.

20  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance (unaudited)

For the 12 months ended July 31, 2015, the Portfolio's Class P shares gained 2.91% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Government/Credit Index (the "benchmark") rose 2.55% and the Lipper Core Plus Bond Funds category posted a median return of 2.01%.2 (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 58. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-advisors' comments3

Please note: On January 20, 2015, Neuberger Berman began serving as a sub-advisor for this Portfolio.

PIMCO

Our portion of the Portfolio outperformed its benchmark during the reporting period. An underweight to corporate bonds was positive for results. The sector lagged like-duration Treasuries as it was negatively impacted by the sell-off in oil, concerns over Greece and heavy primary market supply. Our returns were also helped by positive security selection within the high yield corporate bond market, as we focused on securities issued by financial and industrial companies.

Positive security selection within agency mortgage-backed securities ("MBS") and an allocation to non-agency MBS contributed to returns. However, an allocation to US Treasury Inflation-Protected Securities ("TIPS") detracted from performance, as inflation expectations declined during the reporting period. Lastly, we benefited from our long US dollar position against the euro and yen, as the latter two depreciated in value.

An underweight to US duration was negative for performance, as the yield on the 10-year US Treasury fell 38 basis points (0.38%). (Duration measures a portfolio's sensitivity to interest rate changes.) Additionally, short exposure to the long end of the yield curve was negative for performance as long rates fell more than short and intermediate rates. European interest rate

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Fixed Income LLC ("Neuberger Berman")

Portfolio Managers:

PIMCO: Scott Mather;
Neuberger Berman: Thanos Bardas, David M. Brown, Andrew A. Johnson, Thomas J. Marthaler, Bradley C. Tank

Objective:

Total return consisting of income and capital appreciation

Investment process:

PIMCO The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within +/- 50% of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

(continued on next page)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Barclays US Government Credit Index, as calculated by the investment advisor, which as of July, 31, 2015 had a duration of approximately 6.17 years.

3  All sub-advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Sub-advisor's comments – concluded

strategies were negative for results as well. Tactical interest rate positioning within European core rates was a headwind for returns as yields fell during the first half of the reporting period and rose sharply during the second half. This was partially offset by an allocation to European peripherals, especially Spain and Italy, as yields in these regions moved lower.

Overall, derivative usage was positive during the reporting period, primarily due to income generated from selling interest rate and currency options. Additionally, the use of interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities, was positive for performance as swap spreads tightened. Credit default swaps were utilized to manage credit exposure in lieu of the direct buying or selling of securities. Options and options on swaps were primarily used to manage interest rate and volatility exposures, but they were also used to generate income in expected interest rate scenarios. Currency options and forwards were used to gain exposure to foreign currency markets. Finally, government futures were utilized to adjust interest rate exposures and replicate government bond positions.

Neuberger Berman

We managed a portion of the Portfolio from January 20, 2015 to July 31, 2015. The reporting period began by actively transitioning the assets received in-kind, with an emphasis on diversified exposure to the spread sectors (non-US Treasury fixed income securities) versus US Treasury securities. During the reporting period as a whole, our portion of the Portfolio outperformed the benchmark. This was largely driven by our defensive duration positioning. In particular, having a duration that was shorter than the benchmark was rewarded as interest rates moved higher across the curve. This positive was modestly offset by our yield curve positioning.

Other contributors to performance included security selection of investment grade corporate bonds, an overweight to non-agency MBS, agency MBS, high yield corporate bonds and emerging markets debt. An overweight to TIPS was also slightly positive for performance. In contrast, an overweight to investment grade corporate bonds detracted from results. Transaction costs, mostly associated with the ramp up of our portion of the Portfolio, were also a drag on performance.

During the reporting period, currency forwards and futures, as well as Treasury futures, were used to manage interest rate risk and shorten our overall portfolio duration relative to the benchmark. The use of these instruments was beneficial for performance.

Investment process (concluded)

Neuberger Berman employs a consistently applied, risk-managed approach to portfolio management that leverages its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. Neuberger Berman establishes the investment profile for its portion of the Portfolio's assets, which it monitors on an ongoing basis, including exposures to sectors and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. Once the investment profile is established, Neuberger Berman determines industry/sub-sector weightings and makes securities selections.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Strategic Fixed Income Investments Class P shares versus the Barclays US Government/Credit Index over the 10 years ended July 31, 2015. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.69%	4.11%	5.70%
Class C2	2.16	3.62	5.19
Class Y3	2.81	4.33	5.99
Class P4	2.91	4.36	5.96
After deducting maximum sales charge
Class A1	(1.89)	3.15	5.21
Class C2	1.41	3.62	5.19
Barclays US Government/Credit Index[5]	2.55	3.43	4.58
Lipper Core Plus Bond Funds median	2.01	4.07	5.07

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.85%	4.29%	5.51%
Class C2	1.33	3.80	5.00
Class Y3	1.99	4.52	5.80
Class P4	2.07	4.55	5.76
After deducting maximum sales charge
Class A1	(2.75)	3.33	5.03
Class C2	0.59	3.80	5.00

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.06% and 1.06%; Class C—1.53% and 1.53%; Class Y—0.93% and 0.81%; and Class P—0.80% and 0.80%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class C—1.56%; Class Y—0.81%; and Class P—0.81%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/15
Weighted average duration	4.90 yrs.
Weighted average maturity	7.20 yrs.
Average coupon	3.40%
Net assets (mm)	$921.4
Number of holdings	718
Portfolio composition[1]	07/31/15
Bonds, notes and loan assignments	104.0%
Preferred stock	0.8
Investment companies	0.8
Options, futures, swaps and forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	(5.2)
Total	100.0%
Quality diversification[1,2]	07/31/15
US government and agency securities	33.6%
AAA	3.9
AA	4.3
A	16.1
BBB	20.7
BB	6.3
B	4.4
Below B/non-rated	14.7
Preferred stock	0.8
Investment companies	0.8
Options, futures, swaps and forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	(5.2)
Total	100.0%
Asset allocation[1]	07/31/15
Corporate notes	38.5%
US government obligations	31.4
Collateralized mortgage obligations	14.8
Asset-backed securities	8.0
Non-US government obligations	7.2
US government agency mortgage pass-through certificates	2.3
Municipal bonds and notes	1.3
Preferred stock	0.8
Investment companies	0.8
Loan assignments	0.5
Options, futures, swaps and forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	(5.2)
Total	100%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2015. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
US government obligations—31.37%
Residual Funding Corp. Principal Strip 0.000%, due 04/15/30[2]	1,300,000	$829,088
US Treasury Bonds 2.500%, due 02/15/45	55,700,000	50,782,748
2.750%, due 08/15/42	1,000,000	965,469
2.750%, due 11/15/42	5,800,000	5,592,923
3.000%, due 05/15/42	5,200,000	5,278,000
3.000%, due 11/15/44	15,100,000	15,284,039
3.125%, due 02/15/42	3,300,000	3,437,930
3.125%, due 08/15/44	16,900,000	17,524,506
4.500%, due 02/15/36	455,000	589,047
6.250%, due 08/15/23	145,000	190,392
US Treasury Inflation Index Bonds (TIPS) 0.750%, due 02/15/42	105,225	97,785
0.750%, due 02/15/45	1,514,550	1,400,604
1.375%, due 02/15/44	1,428,280	1,540,757
1.750%, due 01/15/28	20,315,426	23,067,536
2.000%, due 01/15/26	7,666,880	8,783,369
2.375%, due 01/15/25	1,261,380	1,477,687
2.375%, due 01/15/27	5,187,688	6,209,014
2.500%, due 01/15/29	15,836,392	19,560,415
3.875%, due 04/15/29	860,560	1,220,516
US Treasury Inflation Index Notes (TIPS) 0.125%, due 07/15/22[3]	5,790,297	5,720,183
0.125%, due 07/15/24	45,060,750	43,761,739
0.250%, due 01/15/25[3]	1,164,466	1,137,902
0.375%, due 07/15/25	5,313,886	5,260,747
US Treasury Notes 2.000%, due 02/28/21	18,100,000	18,367,265
2.125%, due 09/30/21	27,500,000	27,979,105
2.125%, due 12/31/21	50,000	50,781
2.125%, due 05/15/25	3,100,000	3,078,688
2.250%, due 04/30/21	17,400,000	17,874,428
2.500%, due 05/15/24	800,000	822,187
2.750%, due 02/15/24	550,000	576,813
3.625%, due 08/15/19	545,000	594,007
Total US government obligations (cost—$298,427,041)		289,055,670
Government national mortgage association certificates—0.00%††
GNMA II ARM 1.625%, due 11/20/23[4]	3,651	3,788
1.625%, due 07/20/25[4]	4,848	5,051
1.625%, due 05/20/26[4]	15,848	16,503
1.750%, due 01/20/26[4]	8,607	8,941
Total government national mortgage association certificates (cost—$33,288)		34,283
	Face amount[1]	Value
Federal home loan bank certificate—0.07%
FHLB 5.500%, due 07/15/36 (cost—$700,020)	500,000	$658,246
Federal home loan mortgage corporation certificates*—0.34%
FHLMC 7.645%, due 05/01/25[5]	1,072,558	1,145,044
FHLMC ARM 5.516%, due 03/01/36[4]	52,012	54,219
FHLMC TBA 4.000%	1,800,000	1,911,094
Total federal home loan mortgage corporation certificates (cost—$3,031,354)		3,110,357
Federal housing administration certificates—0.00%††
FHA GMAC 7.430%, due 06/01/21	12,928	12,928
FHA Reilly 7.430%, due 10/01/20	3,008	3,008
Total federal housing administration certificates (cost—$16,661)		15,936
Federal national mortgage association certificates*—1.88%
FNMA 3.500%, due 11/01/21	1,125,187	1,202,784
3.500%, due 12/01/25	76,093	80,476
4.500%, due 04/01/29	395,983	429,085
5.401%, due 11/01/34	8,368,040	9,740,125
FNMA ARM 1.556%, due 08/01/40[4]	47,755	49,521
2.366%, due 05/01/30[4]	43,282	45,156
2.393%, due 10/01/35[4]	72,748	77,855
2.434%, due 04/01/27[4]	13,529	14,181
2.434%, due 09/01/35[4]	62,340	66,123
2.501%, due 05/01/27[4]	10,517	10,809
2.504%, due 01/01/36[4]	69,116	73,497
2.505%, due 03/01/36[4]	39,228	41,743
5.342%, due 01/01/36[4]	104,193	110,430
5.369%, due 11/01/35[4]	103,955	110,522
5.511%, due 12/01/35[4]	96,000	102,174
5.514%, due 03/01/36[4]	71,262	75,479
5.689%, due 06/01/36[4]	17,312	17,655
5.758%, due 02/01/36[4]	87,913	94,108
5.774%, due 03/01/36[4]	57,981	61,982
5.782%, due 03/01/36[4]	81,185	86,188
FNMA ARM COFI 3.250%, due 11/01/26[5]	28,097	24,519
FNMA TBA 3.500%	1,000,000	1,053,086
4.000%	3,550,000	3,776,590
Total federal national mortgage association certificates (cost—$15,898,367)		17,344,088

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]		Value
Collateralized mortgage obligations—14.84%
Alba PLC, Series 2007-1, Class A3 0.743%, due 03/17/39[4,6]	GBP	700,000	$994,555
ARM Trust, Series 2005-5, Class 2A1 2.733%, due 09/25/35[4]		274,650	240,310
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A 5.562%, due 04/10/49[4]		399,167	420,535
Banc of America Funding Corp., Series 2005-D, Class A1 2.695%, due 05/25/35[4]		1,368,270	1,391,904
Banc of America Large Loan, Series 2010-UB5, Class A4A 5.650%, due 02/17/51[4,7]		1,767,003	1,828,743
Banc of America Merrill Lynch Large Loan, Series 2012-PARK, Class A 2.959%, due 12/10/30[7]		1,000,000	1,000,432
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 3.548%, due 07/20/32[4]		3,418	3,466
Series 2004-H, Class 2A2 2.655%, due 09/25/34[4]		1,396,429	1,371,453
BBCMS Trust, Series 2015-RRI, Class A 1.336%, due 05/15/32[4,7]		3,700,000	3,681,930
BCAP LLC 2011-RR10 Trust, Class 3A5 2.648%, due 06/26/35[4,7]		1,148,128	1,149,912
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A 2.088%, due 10/25/33[4]		33,562	30,918
Series 2004-9, Class 2A1 2.530%, due 09/25/34[4]		720,228	674,824
Series 2005-7, Class 22A1 2.694%, due 09/25/35[4]		1,108,422	942,745
Series 2006-1, Class 21A2 2.561%, due 02/25/36[4]		1,059,090	836,388
Bear Stearns ARM Trust, Series 2003-1, Class 6A1 2.511%, due 04/25/33[4]		50,585	50,922
Series 2003-5, Class 2A1 2.593%, due 08/25/33[4]		292,510	291,838
Series 2004-3, Class 1A2 2.912%, due 07/25/34[4]		233,587	227,381
Series 2004-6, Class 2A1 2.805%, due 09/25/34[4]		1,237,741	1,188,895
Series 2004-7, Class 1A1 2.800%, due 10/25/34[4]		347,291	315,691
Series 2005-2, Class A1 2.680%, due 03/25/35[4]		861,102	868,449
Series 2005-5, Class A2 2.260%, due 08/25/35[4]		1,543,670	1,550,375
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Chase Mortgage Finance Corp., Series 2005-S3, Class A10 5.500%, due 11/25/35	2,527,000	$2,485,567
Series 2007-S6, Class 2A1 5.500%, due 12/25/22	1,068,736	945,319
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class XA 1.260%, due 09/10/46[4,7,8]	4,402,575	264,441
Series 2013-GC17, Class XA 1.450%, due 02/10/48[4,7,8]	3,673,910	373,258
Series 2013-GC17, Class XA 1.517%, due 11/10/46[4,7,8]	12,766,015	890,761
Series 2015-GC29, Class XA 1.177%, due 04/10/48[4,7,8]	3,336,937	267,516
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A 2.660%, due 05/25/35[4]	545,136	538,504
Series 2005-4, Class A 3.866%, due 08/25/35[4]	1,273,709	1,255,437
Series 2005-6, Class A2 2.410%, due 09/25/35[4]	104,461	104,856
Series 2005-6, Class A3 2.060%, due 09/25/35[4]	20,764	20,136
COMM Mortgage Trust, Series 2014-LC15, Class XA 1.405%, due 04/10/47[4,7,8]	12,807,363	981,710
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	119,301	124,042
Series 2005-62, Class 2A1 1.170%, due 12/25/35[4]	429,283	354,432
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	831,520	722,193
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 2A 5.603%, due 01/25/34[4,7]	878,070	879,612
Series 2004-12, Class 11A1 2.766%, due 08/25/34[4]	385,900	337,187
Series 2004-12, Class 11A2 2.766%, due 08/25/34[4]	251,672	229,295
Series 2004-12, Class 12A1 2.675%, due 08/25/34[4]	84,305	73,250
Series 2005-HYB9, Class 5A1 2.330%, due 02/20/36[4]	348,126	299,699
Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class A1A 5.671%, due 03/15/39[4]	4,202,861	4,280,875
Series 2007-C5, Class A4 5.695%, due 09/15/40[4]	445,000	471,288

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
DBRR 2013-EZ2 Trust, Series 2013-EZ2, Class A 0.853%, due 02/25/45[4,7]	74,670	$74,643
FHLMC REMIC,* Series 0023, Class KZ 6.500%, due 11/25/23	68,802	77,339
Series 1278, Class K 7.000%, due 05/15/22	29,115	31,637
Series 1367, Class KA 6.500%, due 09/15/22	779	871
Series 1502, Class PX 7.000%, due 04/15/23	238,070	262,521
Series 1503, Class PZ 7.000%, due 05/15/23	70,004	78,901
Series 1534, Class Z 5.000%, due 06/15/23	75,925	81,576
Series 1548, Class Z 7.000%, due 07/15/23	52,562	58,968
Series 1562, Class Z 7.000%, due 07/15/23	88,722	99,495
Series 1694, Class Z 6.500%, due 03/15/24	40,338	45,012
Series 2061, Class Z 6.500%, due 06/15/28	139,361	159,418
Series 2400, Class FQ 0.687%, due 01/15/32[4]	88,862	90,058
Series 2764, Class LZ 4.500%, due 03/15/34	1,333,545	1,445,004
Series 2764, Class ZG 5.500%, due 03/15/34	3,115,464	3,508,704
Series 2835, Class JZ 5.000%, due 08/15/34	705,094	781,162
Series 2921, Class PG 5.000%, due 01/15/35	5,111,332	5,486,999
Series 2983, Class TZ 6.000%, due 05/15/35	3,086,290	3,466,613
Series 3149, Class CZ 6.000%, due 05/15/36	3,576,659	4,062,784
Series T-054, Class 2A 6.500%, due 02/25/43	657,421	775,904
Series T-058, Class 2A 6.500%, due 09/25/43	2,346,813	2,689,776
Series T-075, Class A1 0.231%, due 12/25/36[4]	960,591	955,070
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 2.724%, due 08/25/35[4]	68,992	62,359
FNMA REMIC,* Series 1991-065, Class Z 6.500%, due 06/25/21	2,326	2,474
Series 1992-129, Class L 6.000%, due 07/25/22	3,939	4,262
Series 1993-060, Class Z 7.000%, due 05/25/23	58,947	64,923
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 1993-070, Class Z 6.900%, due 05/25/23	9,971	$11,215
Series 1993-096, Class PZ 7.000%, due 06/25/23	55,235	60,914
Series 1993-160, Class ZB 6.500%, due 09/25/23	19,706	21,583
Series 1993-163, Class ZB 7.000%, due 09/25/23	5,399	6,061
Series 1998-066, Class FG 0.491%, due 12/25/28[4]	40,702	40,925
Series 1999-W4, Class A9 6.250%, due 02/25/29	344,399	382,013
Series 2000-034, Class F 0.641%, due 10/25/303	7,459	7,559
Series 2002-080, Class A1 6.500%, due 11/25/42	1,056,155	1,210,919
Series 2003-064, Class AH 6.000%, due 07/25/33	2,902,393	3,324,729
Series 2003-W8, Class 2A 7.000%, due 10/25/42	56,373	65,489
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	855,139	969,977
Series 2004-W8, Class 2A 6.500%, due 06/25/44	996,698	1,141,404
Series 2005-024, Class ZE 5.000%, due 04/25/35	1,400,838	1,553,571
Series 2005-120, Class ZU 5.500%, due 01/25/36	3,737,211	4,227,656
Series 2006-065, Class GD 6.000%, due 07/25/26	1,504,150	1,693,238
Trust 1993-037, Class PX 7.000%, due 03/25/23	11,447	12,748
Trust G92-040, Class ZC 7.000%, due 07/25/22	8,565	9,406
GNMA REMIC, Trust Series 2000-009, Class FG 0.787%, due 02/16/30[4]	62,593	63,073
Trust Series 2002-031, Class FW 0.587%, due 06/16/31[4]	68,302	68,644
Trust Series 2003-98, Class Z 6.000%, due 11/20/3[4]	8,439,661	9,706,336
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35	8,462,552	10,000,511
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.687%, due 09/25/35[4]	903,051	904,481
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 0.888%, due 01/19/35[4]	89,614	62,905
Series 2005-4, Class 3A1 2.671%, due 07/19/35[4]	465,575	415,066
Housing Security, Inc., Series 1992-8, Class B 2.229%, due 06/25/24[4]	29,564	29,679

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]		Value
Collateralized mortgage obligations—(continued)
JP Morgan Alternative Loan Trust, Series 2007-A2, Class 12A3 0.381%, due 06/25/37		456,766	$424,834
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A1A 5.397%, due 05/15/45		1,742,547	1,799,342
Series 2006-LDP9, Class A1A 5.257%, due 05/15/47		1,859,140	1,916,896
JP Morgan Mortgage Trust, 2005-A8, Series Class 1A1 5.003%, due 11/25/35[4]		1,795,023	1,700,669
JP Morgan Mortgage Trust, 2006-A4, Series 2006-A4, Class 2A2 2.378%, due 06/25/36[4]		717,952	652,651
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.593%, due 01/20/17[4]		18,765	18,837
Ludgate Funding PLC, Series 2007-1, Class A2A 0.737%, due 01/01/61[4,6]	GBP	2,373,548	3,344,139
Series 2008-W1X, Class A1 1.177%, due 01/01/61[4,6]	GBP	1,093,888	1,604,823
Mansard Mortgages Parent Ltd, Series 2007-1X, Class A2 0.764%, due 04/15/47[4,6]	GBP	1,562,887	2,213,217
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1 6.500%, due 02/25/35[7]		1,077,280	1,101,345
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1 0.401%, due 04/25/46[4]		1,425,686	738,538
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 0.641%, due 12/25/36[4]		1,250,888	365,199
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23 5.500%, due 12/25/34		1,515,179	1,522,624
Sequoia Mortgage Trust, Series 2007-3, Class 1A1 0.388%, due 07/20/36[4]		365,485	340,072
Structured ARM Loan Trust, Series 2004-8, Class 3A 2.508%, due 07/25/34[4]		770,520	769,752
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 0.848%, due 09/19/32[4]		193,214	188,292
Series 2006-AR3, Class 11A1 0.401%, due 04/25/36[4]		2,573,763	1,846,431
United States Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19		69,654	75,178
	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Series 2000-20K, Class 1 7.220%, due 11/01/20	109,469	$118,139
Series 2002-20K, Class 1 5.080%, due 11/01/22	617,469	662,461
Series 2005-20H, Class 1 5.110%, due 08/01/25	751,536	811,475
Series 2007-20D, Class 1 5.320%, due 04/01/27	2,432,396	2,677,836
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A 5.749%, due 07/15/45[4]	6,394,227	6,596,080
Series 2007-C32, Class A3, 5.715%, due 06/15/49[4]	359,000	378,521
WaMu Mortgage Pass Through Certificates, Series 2002-AR6, Class A 1.570%, due 06/25/42[4]	37,014	35,680
Series 2005-AR13, Class A1A1 0.481%, due 10/25/45[4]	1,151,678	1,082,655
Series 2005-AR15, Class A1A1 0.451%, due 11/25/45[4]	133,450	124,864
Series 2006-AR2, Class 2A1 3.847%, due 03/25/36[4]	1,092,749	983,271
Series 2006-AR7, Class 3A 2.180%, due 07/25/46[4]	1,821,750	1,634,727
Series 2006-AR9, Class 1A 1.170%, due 08/25/46[4]	1,285,287	1,072,191
Series 2006-AR9, Class 2A 2.180%, due 08/25/46[4]	972,605	869,680
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 2.615%, due 12/25/33[4]	237,451	237,695
Series 2004-CC, Class A1 2.616%, due 01/25/35[4]	143,738	145,134
Series 2004-DD, Class 2A6 2.618%, due 01/25/35[4]	1,746,772	1,739,100
Series 2006-AR2, Class 2A1 2.625%, due 03/25/36[4]	1,273,293	1,266,912
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class XA 1.445%, due 03/15/47[4,7,8]	4,623,493	363,453
Total collateralized mortgage obligations (cost—$130,928,798)		136,740,332
Asset-backed securities—7.96%
Accredited Mortgage Loan Trust, Series 2005-3, Class M3 0.670%, due 09/25/35[4]	1,825,000	1,442,759
Aegis Asset Backed Securities Trust, Series 2005-3, Class M2 0.671%, due 08/25/35[4]	1,640,000	1,424,926

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]		Value
Asset-backed securities—(continued)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R5, Class M3 0.681%, due 07/25/35[4]		1,590,000	$1,409,875
Series 2005-R8, Class M1 0.661%, due 10/25/35[4]		1,000,000	969,111
Series 2005-R8, Class M3 0.701%, due 10/25/35[4]		1,700,000	1,428,306
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W2, Class M1 0.681%, due 10/25/35[4]		770,000	626,741
Bosphorus CLO, Series 1X, Class A 1.269%, due 11/10/23[4,6]	EUR	1,600,000	1,754,259
Carlyle Global Market Strategies CLO 2012-1 Ltd., Series 2012-1A, Class AR 1.505%, due 04/20/22[4,7]		1,900,000	1,897,382
Centex Home Equity Loan Trust, Series 2005-D, Class M3 0.671%, due 10/25/35[4]		1,100,000	965,903
CHEC Loan Trust, Series 2004-2, Class M1 0.831%, due 06/25/34[4]		1,453,143	1,316,119
Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH4, Class M1 0.471%, due 11/25/36		488,000	407,521
Countrywide Asset-Backed Certificates, 0.371%, due 07/25/36[4]		580,763	568,961
Series 2005-13, Class 3AV3 0.437%, due 04/25/36[4]		343,095	340,800
Credit Suisse Mortgage Capital Certificate, Series 2010-UD1 5.775%, due 12/16/49[4,7]		948,426	983,394
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36		529,423	310,379
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 1.007%, due 09/15/29[4]		60,403	55,318
Dryden Senior Loan Fund, Series 2011-22A, Class A1R 1.459%, due 01/15/22[4,7]		7,632,874	7,620,975
EFS Volunteer LLC, Series 2010-1, Class A1 1.145%, due 10/26/26[4,7]		236,866	237,145
Euro-Galaxy CLO BV, Series 2006-1X, Class A2 0.221%, due 10/23/21[4,6]	EUR	932,762	1,018,111
FBR Securitization Trust, Series 2005-2, Class M2 0.937%, due 09/25/35[4]		1,625,000	1,435,790
	Face amount[1]		Value
Asset-backed securities—(continued)
First Franklin Mortgage Loan Trust, Series 2005-FFH3, Class M2 0.721%, due 09/25/35[4]		1,000,000	$938,035
Franklin CLO Ltd. Series 5A, Class A2 0.546%, due 06/15/18[4,7]		1,038,988	1,035,418
Fremont Home Loan Trust, Series 2005-2, Class M3 0.941%, due 06/25/35[4]		620,000	535,030
Goldentree Loan Opportunities V Ltd., Series 2007-5A, Class A 0.982%, due 10/18/21[4,7]		1,283,207	1,275,794
GSAMP Trust, Series 2006-HE4, Class A1 0.331%, due 06/25/36[4]		3,201,603	2,716,938
Home Equity Asset Trust, Series 2005-2, Class M5 1.286%, due 07/25/35[4]		1,000,000	890,475
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-D, Class AII4 0.541%, due 03/25/36[4]		1,610,000	1,404,067
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M2 0.581%, due 01/25/36[4]		1,745,000	1,380,295
Inwood Park CDO Ltd., Series 2006-1A, Class A1A 0.512%, due 01/20/21[4,7]		1,448,480	1,444,397
JP Morgan Mortgage Acquisition Trust, Series 2006-NC1, Class A1 0.357%, due 04/25/36[4]		2,476,160	2,307,885
Series 2007-CH1, Class MV2 0.467%, due 11/25/36[4]		1,680,000	1,440,062
Series 2007-CH2, Class AV1 0.351%, due 01/25/37[4]		2,573,719	2,503,078
LightPoint Pan-European CLO 2006-1 PLC, Series 2006-1X, Class A 0.228%, due 01/31/22[4,6]	EUR	56,072	61,430
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2 0.896%, due 12/25/34[4]		770,418	748,286
Series 2006-NC1, Class M1 0.571%, due 12/25/35[4]		1,700,000	1,439,188
Morgan Stanley Home Equity Loan Trust, Series 2005-4, Class M1 0.601%, due 09/25/35[4]		1,660,000	1,433,349
New Century Home Equity Loan Trust, Series 2005-D, Class A2D 0.521%, due 02/25/36[4]		2,000,000	1,828,530

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Asset-backed securities—(continued)
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2005-HE1, Class M4 0.781%, due 09/25/35[4]	1,650,000	$1,440,221
Series 2006-HE1, Class M1 0.601%, due 02/25/36[4]	1,600,000	1,443,523
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2005-4, Class M1 0.631%, due 11/25/35[4]	1,500,000	1,415,198
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-WHQ1, Class M4 1.916%, due 09/25/34[4]	220,733	190,541
RAMP, Series 2006-RZ1 Trust, Class M2 0.611%, due 03/25/36[4]	1,110,000	968,855
RASC, Series 2005-KS4 Trust, Class M3 1.136%, due 05/25/35[4]	1,690,000	1,438,019
Series 2005-KS11 Trust, Class M2 0.611%, due 12/25/35[4]	1,100,000	933,539
Series 2005-KS12 Trust, Class M2 0.651%, due 01/25/36[4]	1,700,000	1,443,793
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2 1.087%, due 12/25/34[4]	753,022	667,854
Saxon Asset Securities Trust, Series 2004-1, Class M1 0.982%, due 03/25/35[4]	1,006,160	910,773
Securitized Asset-Backed Receivables LLC Trust, Series 2006-OP1, Class M2 0.581%, due 10/25/35[4]	1,655,000	1,445,317
SLM Student Loan Trust, Series 2008-9, Class A 1.795%, due 04/25/23[4]	2,781,262	2,795,146
Soundview Home Loan Trust, Series 2005-OPT1, Class M2 0.866%, due 06/25/35[4]	1,110,000	975,552
Series 2005-OPT3, Class M1 0.661%, due 11/25/35[4]	640,000	533,654
Series 2006-1, Class A4 0.491%, due 02/25/36[4]	600,000	528,050
Series 2006-OPT2, Class A3 0.371%, due 05/25/36[4]	1,737,332	1,639,188
Series 2006-WF2, Class M1 0.411%, due 12/25/36[4]	1,720,000	1,448,264
Stoney Lane Funding I Corp. Series 2007-1A, Class A1 0.529%, due 04/18/22[4,7]	1,213,077	1,188,380
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	838,217	826,606
	Face amount[1]		Value
Asset-backed securities—(concluded)
Series 2005-WF1, Class M1 0.851%, due 02/25/35[4]		253,326	$233,617
Sunrise SRL, Series 09, Class A 0.488%, due 08/27/31[4]	EUR	1,122,826	1,228,950
Total asset-backed securities (cost—$73,493,830)			73,291,072
Corporate notes—38.51%
Aerospace & defense—0.17%
L-3 Communications Corp. 3.950%, due 11/15/16		1,500,000	1,542,456
Airlines—1.08%
Air Canada 2013-1, Class B Pass Through Trust 5.375%, due 05/15/21[7]		2,034,952	2,085,826
American Airlines 2013-2, Class A Pass Through Trust 4.950%, due 01/15/23		2,256,357	2,391,738
American Airlines 2014-1, Class B Pass Through Trust 4.375%, due 10/01/22		1,907,806	1,919,730
Continental Airlines 2009-2, Series A Pass Through Trust 7.250%, due 11/10/19		149,570	170,136
Continental Airlines 2012-2, Class A Pass Through Trust 4.000%, due 10/29/24		1,474,974	1,490,919
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19		1,789,194	1,878,654
			9,937,003
Auto & truck—0.36%
General Motors Co. 5.000%, due 04/01/35		3,400,000	3,276,237
Auto parts & equipment—0.01%
The Goodyear Tire & Rubber Co. 6.500%, due 03/01/21		65,000	68,819
Automaker—0.03%
FCA US LLC/CG Co-Issuer, Inc. 8.250%, due 06/15/21		255,000	276,356
Banking-non-US—3.91%
Banco Santander Brasil SA 4.250%, due 01/14/16[7,9]		2,800,000	2,805,600
BPE Financiaciones SA 2.500%, due 02/01/17	EUR	3,600,000	4,032,428
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 8.375%, due 07/26/16[4,6,10]		1,800,000	1,894,545
Depfa ACS Bank 5.125%, due 03/16/37[6]		1,900,000	2,326,314
DNB Bank ASA 3.200%, due 04/03/17[7]		3,900,000	4,012,757

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(concluded)
Eksportfinans ASA 2.000%, due 09/15/15		1,872,000	$1,872,000
2.375%, due 05/25/16		1,298,000	1,296,377
5.500%, due 05/25/16		800,000	821,824
2.875%, due 11/16/16	CHF	100,000	105,092
5.500%, due 06/26/17		400,000	423,036
Export-Import Bank of Korea 1.250%, due 11/20/15		600,000	600,270
5.125%, due 06/29/20		400,000	446,898
4.375%, due 09/15/21		1,300,000	1,409,449
5.000%, due 04/11/22		3,300,000	3,697,495
ICICI Bank Ltd. 5.000%, due 01/15/16[6]		2,000,000	2,029,040
ING Groep NV 6.500%, due 04/16/25[4,10]		610,000	598,563
KBC Bank NV 8.000%, due 01/25/23[4,6]		2,200,000	2,416,480
Lloyds Bank PLC 3.500%, due 05/14/25		3,700,000	3,663,115
Royal Bank of Scotland PLC MTN 9.500%, due 03/16/22[4,6]		600,000	662,033
Societe Generale SA 4.250%, due 04/14/25[11]		1,000,000	953,933
			36,067,249
Banking-US—3.97%
ABN AMRO Bank NV 2.450%, due 06/04/20[7]		5,700,000	5,694,408
4.750%, due 07/28/25[7]		820,000	822,019
Aviation Capital Group Corp. 6.750%, due 04/06/21[7]		4,820,000	5,483,897
Bank of America Corp. 2.600%, due 01/15/19		500,000	506,039
5.750%, due 12/01/17		500,000	543,156
6.100%, due 03/17/25[4,10]		490,000	487,795
7.625%, due 06/01/19[9]		2,900,000	3,439,530
Bank of America Corp. MTN 3.300%, due 01/11/23		400,000	394,299
4.000%, due 04/01/24		975,000	998,328
4.000%, due 01/22/25		1,500,000	1,471,464
4.125%, due 01/22/24		3,700,000	3,828,235
Capital One Financial Corp. 5.550%, due 06/01/20[4,10]		1,065,000	1,066,278
CIT Group, Inc. 5.250%, due 03/15/18		245,000	254,188
5.500%, due 02/15/19[7]		60,000	63,450
JPMorgan Chase & Co. 6.300%, due 04/23/19		400,000	457,223
JPMorgan Chase Bank N.A. 0.616%, due 06/13/16[4]		400,000	399,208
4.375%, due 11/30/21[4,6]	EUR	500,000	572,899
5.875%, due 06/13/16		1,100,000	1,145,461
6.000%, due 10/01/17[9]		2,700,000	2,936,533
	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—(concluded)
Synchrony Financial 2.700%, due 02/03/20	500,000	$492,581
4.500%, due 07/23/25	615,000	617,087
Wells Fargo & Co. 5.875%, due 06/15/25[4,10]	1,000,000	1,023,750
Wells Fargo & Co. MTN 3.000%, due 02/19/25	4,000,000	3,848,332
		36,546,160
Beverages—0.02%
Constellation Brands, Inc. 6.000%, due 05/01/22	115,000	127,075
4.750%, due 11/15/24	60,000	61,200
		188,275
Building & construction—0.19%
D.R. Horton, Inc. 4.000%, due 02/15/20	20,000	20,400
5.750%, due 08/15/23	120,000	127,800
Lennar Corp. 4.750%, due 11/15/22	185,000	185,462
Odebrecht Offshore Drilling Finance Ltd. 6.625%, due 10/01/22[7]	1,611,430	1,015,201
PulteGroup, Inc. 6.000%, due 02/15/35	80,000	78,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.250%, due 04/15/21[7]	135,000	134,662
5.625%, due 03/01/24[7]	15,000	14,588
The Ryland Group, Inc. 5.375%, due 10/01/22	130,000	131,625
		1,707,738
Building materials—0.02%
Masco Corp. 5.850%, due 03/15/17	120,000	126,300
Vulcan Materials Co. 7.500%, due 06/15/21	50,000	57,750
		184,050
Building products—0.02%
Standard Pacific Corp. 8.375%, due 05/15/18	115,000	131,388
USG Corp. 5.875%, due 11/01/21[7]	60,000	62,850
		194,238
Cable—0.63%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.375%, due 06/01/20	180,000	190,387
5.125%, due 05/01/23[7]	15,000	14,850

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Corporate notes—(continued)
Chemicals—(concluded)
CCO Safari II LLC 4.464%, due 07/23/22[7]	3,400,000	$3,418,360
4.908%, due 07/23/25[7]	885,000	886,959
6.484%, due 10/23/45[7]	1,205,000	1,247,127
		5,757,683
Chemicals—0.11%
Huntsman International LLC 5.125%, due 11/15/22[7]	190,000	183,350
Momentive Performance Materials, Inc. 3.880%, due 10/24/21	20,000	17,350
MPM Escrow LLC 8.875%, due 10/15/20[5]	20,000	—
NOVA Chemicals Corp. 5.000%, due 05/01/25[7]	130,000	128,700
The Dow Chemical Co. 4.625%, due 10/01/44	750,000	701,598
		1,030,998
Commercial services—0.33%
Air Lease Corp. 3.375%, due 01/15/19	2,000,000	2,040,000
Aircastle Ltd. 4.625%, due 12/15/18	255,000	266,124
Iron Mountain, Inc. 5.750%, due 08/15/24	250,000	251,875
R.R. Donnelley & Sons Co. 7.000%, due 02/15/22	115,000	123,625
Service Corp. International 5.375%, due 01/15/22	180,000	189,450
The ServiceMaster Co. 7.000%, due 08/15/20	115,000	121,187
		2,992,261
Communications equipment—0.20%
QUALCOMM, Inc. 4.800%, due 05/20/45	2,000,000	1,806,706
Computer software & services—0.00%††
NCR Corp. 4.625%, due 02/15/21	20,000	19,987
5.875%, due 12/15/21	15,000	15,525
		35,512
Computers—0.22%
Seagate HDD Cayman 4.750%, due 06/01/23	1,500,000	1,518,375
4.875%, due 06/01/27[7]	565,000	543,510
		2,061,885
Diversified financials—3.02%
American Express Co. 5.200%, due 11/15/19[4,10]	1,000,000	1,000,000
6.800%, due 09/01/663	3,000,000	3,086,250
	Face amount[1]	Value
Corporate notes—(continued)
Diversified financials—(concluded)
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass Through Trust 5.125%, due 11/30/22[7]	504,369	$527,643
First Data Corp. 6.750%, due 11/01/206	120,000	126,900
General Electric Capital Corp. 5.250%, due 06/15/23[4,10]	1,000,000	1,025,000
Goldman Sachs Group, Inc. 0.731%, due 03/22/16[4]	1,200,000	1,199,296
3.700%, due 08/01/15	1,700,000	1,700,000
3.750%, due 05/22/25	1,900,000	1,894,906
5.150%, due 05/22/45	910,000	901,453
5.700%, due 05/10/19[4,10]	1,500,000	1,514,520
5.950%, due 01/18/18	2,500,000	2,745,578
6.000%, due 06/15/208	3,400,000	3,897,141
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/16[11,12]	1,900,000	201,875
1.000%, due 12/30/16[11,12]	900,000	95,625
1.000%, due 01/24/49[11,12]	4,500,000	495,000
Merrill Lynch & Co. MTN 6.875%, due 04/25/18	5,300,000	5,977,833
Navient Corp. MTN 4.875%, due 06/17/19	315,000	300,825
Rio Oil Finance Trust, Series 2014-1 6.250%, due 07/06/24[7]	1,200,000	1,116,000
		27,805,845
Electric utilities—0.81%
Dynegy, Inc. 6.750%, due 11/01/19[7]	125,000	129,063
Exelon Corp. 2.850%, due 06/15/20	1,900,000	1,908,711
Exelon Generation Co. LLC 2.950%, due 01/15/20	2,000,000	2,009,588
IPALCO Enterprises, Inc. 3.450%, due 07/15/20[11]	2,800,000	2,793,000
NRG Energy, Inc. 6.250%, due 07/15/22	60,000	60,150
7.875%, due 05/15/21	300,000	315,936
Talen Energy Supply LLC 4.625%, due 07/15/19[7]	265,000	257,050
		7,473,498
Electric-generation—0.02%
Calpine Corp. 5.375%, due 01/15/23	120,000	117,300
6.000%, due 01/15/22[7]	95,000	100,462
		217,762
Electric-integrated—0.79%
Centrais Eletricas Brasileiras SA 6.875%, due 07/30/19[7,9]	200,000	194,500
Puget Energy, Inc. 6.500%, due 12/15/20[9]	6,000,000	7,061,160
		7,255,660

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Corporate notes—(continued)
Electronics—0.20%
Flextronics International Ltd. 4.750%, due 06/15/25[7,9]	1,900,000	$1,854,875
Energy-exploration & production—0.01%
Antero Resources Corp. 5.375%, due 11/01/21	100,000	97,250
Finance-captive automotive—1.18%
Bank of America NA 0.586%, due 06/15/17[4]	2,800,000	2,780,316
Denali Borrower LLC/Denali Finance Corp. 5.625%, due 10/15/20[7]	1,400,000	1,459,500
Ford Motor Credit Co. LLC 8.000%, due 12/15/16	600,000	650,670
International Lease Finance Corp. 5.750%, due 05/15/16	100,000	102,500
5.875%, due 08/15/22	225,000	245,250
6.250%, due 05/15/19	120,000	130,782
8.625%, due 09/15/15	1,020,000	1,026,375
8.875%, due 09/01/17	335,000	373,106
Schaeffler Holding Finance BV 6.875%, due 08/15/18[7]	2,000,000	2,070,000
The Depository Trust & Clearing Corp. 4.875%, due 06/15/20[4,7,10]	2,000,000	2,009,000
		10,847,499
Finance-non-captive diversified—0.47%
Ford Motor Credit Co. LLC 2.597%, due 11/04/19	1,000,000	995,196
4.250%, due 02/03/17	3,200,000	3,320,237
		4,315,433
Financial services—3.90%
Ally Financial, Inc. 3.250%, due 09/29/17[9]	100,000	100,125
3.250%, due 02/13/18	1,045,000	1,043,694
7.500%, due 09/15/20	55,000	64,289
8.000%, due 03/15/20	351,000	414,180
8.000%, due 11/01/31	100,000	125,000
Argos Merger Sub, Inc. 7.125%, due 03/15/23[7]	155,000	163,912
Citicorp Lease Pass-Through Trust 1999-1 8.040%, due 12/15/19[11]	1,000,000	1,206,026
Citigroup, Inc. 0.985%, due 04/27/18[4]	5,800,000	5,777,954
1.974%, due 05/15/18[4]	300,000	307,372
4.000%, due 08/05/24	1,500,000	1,498,092
6.125%, due 11/21/17	600,000	657,367
8.500%, due 05/22/19	2,400,000	2,926,589
HSBC Finance Corp. 6.676%, due 01/15/21	1,400,000	1,634,472
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.875%, due 03/15/19	185,000	190,781
	Face amount[1]	Value
Corporate notes—(continued)
Financial services—(concluded)
JPMorgan Chase & Co. 2.250%, due 01/23/20[9]	3,900,000	$3,850,232
2.750%, due 06/23/20	1,400,000	1,408,574
4.250%, due 10/15/20	2,800,000	3,001,998
4.400%, due 07/22/20[9]	600,000	647,260
5.300%, due 05/01/20[4,10]	1,800,000	1,793,520
Morgan Stanley 3.950%, due 04/23/27	1,675,000	1,600,431
5.450%, due 07/15/19[4,10]	1,500,000	1,491,000
5.550%, due 07/15/20[4,10]	980,000	975,100
7.300%, due 05/13/19	2,570,000	3,023,137
Navient LLC MTN 6.250%, due 01/25/16	1,885,000	1,903,850
The Nielsen Co. Luxembourg SARL 5.500%, due 10/01/21[7]	125,000	128,125
		35,933,080
Food products—0.40%
Grupo Bimbo SAB de CV 4.875%, due 06/27/44[7]	675,000	634,500
Kraft Heinz Foods Co. 3.950%, due 07/15/25[7]	420,000	425,685
5.000%, due 07/15/35[7,9]	1,800,000	1,864,573
5.200%, due 07/15/45[7]	605,000	634,925
Post Holdings, Inc. 6.000%, due 12/15/22[7]	135,000	130,950
		3,690,633
Gaming—0.51%
AMC Entertainment, Inc. 5.875%, due 02/15/22	60,000	61,350
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 5.375%, due 06/01/24	60,000	61,361
GLP Capital LP/GLP Financing II, Inc. 4.875%, due 11/01/20	315,000	324,844
5.375%, due 11/01/23	120,000	125,031
Graton Economic Development Authority 9.625%, due 09/01/19[7]	230,000	247,537
Isle of Capri Casinos, Inc. 5.875%, due 03/15/21	125,000	129,688
MGM Resorts International 6.000%, due 03/15/23	35,000	35,613
6.875%, due 04/01/16[9]	2,900,000	2,987,000
7.625%, due 01/15/17	120,000	127,500
Pinnacle Entertainment, Inc. 7.500%, due 04/15/21	125,000	132,812
7.750%, due 04/01/22	120,000	134,400
Regal Entertainment Group 5.750%, due 03/15/22	115,000	117,875
Scientific Games International, Inc. 7.000%, due 01/01/22[7]	180,000	186,525

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Corporate notes—(continued)
Gaming—(concluded)
Shingle Springs Tribal Gaming Authority 9.750%, due 09/01/21[7]	55,000	$60,500
		4,732,036
Gas distribution—0.02%
AmeriGas Finance LLC/AmeriGas Finance Corp. 7.000%, due 05/20/22	190,000	202,084
Gas pipelines—0.57%
Kinder Morgan, Inc. 3.050%, due 12/01/19	1,500,000	1,487,556
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. 4.500%, due 07/15/23	105,000	102,112
4.875%, due 06/01/25	3,800,000	3,695,500
		5,285,168
Health care providers & services—0.19%
CVS Health Corp. 3.875%, due 07/20/25	1,000,000	1,017,230
Fresenius Medical Care US Finance, Inc. 5.750%, due 02/15/21[7]	235,000	252,037
Fresenius Medical Care US Finance II, Inc. 5.875%, due 01/31/22[7]	115,000	124,200
Hologic, Inc. 5.250%, due 07/15/22[7]	65,000	67,113
LifePoint Health, Inc. 5.500%, due 12/01/21	125,000	129,687
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.500%, due 04/15/25[7]	125,000	125,938
		1,716,205
Health facilities—0.07%
CHS/Community Health Systems, Inc. 5.125%, due 08/01/21	245,000	254,187
7.125%, due 07/15/20	245,000	260,925
DaVita HealthCare Partners, Inc. 5.125%, due 07/15/24	60,000	60,463
5.750%, due 08/15/22	85,000	90,525
		666,100
Hotels, restaurants & leisure—0.41%
Starbucks Corp. 2.700%, due 06/15/22[9]	1,900,000	1,901,936
4.300%, due 06/15/45[9]	1,900,000	1,917,395
		3,819,331
Hotels/gaming—0.01%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[7]	60,000	57,750
Insurance—0.84%
MetLife, Inc. 5.250%, due 06/15/20[4,9,10]	2,735,000	2,728,162
	Face amount[1]	Value
Corporate notes—(continued)
Insurance—(concluded)
Progressive Corp. 6.700%, due 06/15/37[4]	2,200,000	$2,293,500
Prudential Financial, Inc. 5.200%, due 03/15/44[4]	1,000,000	975,393
5.375%, due 05/15/45[4]	715,000	706,063
Voya Financial, Inc.
5.650%, due 05/15/53[4]	1,000,000	1,021,600
		7,724,718
IT consulting & services—0.01%
IHS, Inc. 5.000%, due 11/01/22[7]	130,000	130,163
Lodging—0.03%
Hilton Worldwide Finance LLC/ Hilton Worldwide Finance Corp. 5.625%, due 10/15/21	125,000	130,156
NCL Corp. Ltd. 5.250%, due 11/15/19[7]	120,000	124,200
		254,356
Machinery—0.01%
Terex Corp. 6.500%, due 04/01/20	125,000	129,063
Media—1.51%
Alibaba Group Holding Ltd. 3.125%, due 11/28/21[7]	6,500,000	6,340,087
Clear Channel Worldwide Holdings, Inc. 6.500%, due 11/15/22	185,000	192,862
7.625%, due 03/15/20	120,000	126,075
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc. 3.800%, due 03/15/22	1,500,000	1,502,634
DISH DBS Corp. 5.875%, due 07/15/22	60,000	59,700
5.875%, due 11/15/24	80,000	77,600
7.875%, due 09/01/19	170,000	190,188
Liberty Interactive LLC 8.500%, due 07/15/29	25,000	27,125
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[7]	65,000	64,431
Sirius XM Radio, Inc. 4.250%, due 05/15/20[7]	65,000	64,756
5.250%, due 08/15/22[7]	120,000	126,150
Sky PLC 6.100%, due 02/15/18[7,9]	1,000,000	1,097,046
TEGNA, Inc. 5.125%, due 10/15/19	125,000	130,313
5.500%, due 09/15/24[7]	125,000	125,625
Time Warner Cable, Inc. 5.850%, due 05/01/17[9]	200,000	212,929
6.750%, due 06/15/39[9]	700,000	726,209
7.300%, due 07/01/38[9]	2,000,000	2,182,578
Tribune Media Co. 5.875%, due 07/15/22[7]	125,000	129,063

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Corporate notes—(continued)
Media—(concluded)
Univision Communications, Inc. 5.125%, due 05/15/23[7]	125,000	$125,313
Viacom, Inc. 5.250%, due 04/01/44	480,000	444,480
		13,945,164
Media-cable—0.16%
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	1,200,000	1,493,862
Medical providers—0.47%
HCA, Inc. 5.000%, due 03/15/24	190,000	197,838
6.500%, due 02/15/20	3,139,000	3,509,794
7.500%, due 02/15/22	165,000	192,225
Tenet Healthcare Corp. 6.000%, due 10/01/20	300,000	326,250
6.250%, due 11/01/18	120,000	131,100
		4,357,207
Metals & mining—0.32%
Alcoa, Inc. 5.870%, due 02/23/22	115,000	121,756
Freeport-McMoRan, Inc. 4.550%, due 11/14/24	1,625,000	1,373,125
Glencore Funding LLC 2.875%, due 04/16/20[7]	1,490,000	1,433,586
		2,928,467
Oil & gas—2.92%
BP Capital Markets PLC 3.506%, due 03/17/25[9]	2,800,000	2,770,281
California Resources Corp. 5.000%, due 01/15/20	155,000	132,912
6.000%, due 11/15/24	90,000	72,900
Chesapeake Energy Corp. 6.125%, due 02/15/21	305,000	263,062
6.500%, due 08/15/17	120,000	117,000
Concho Resources, Inc. 5.500%, due 04/01/23	65,000	65,000
CONSOL Energy, Inc. 5.875%, due 04/15/22	140,000	108,763
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 6.250%, due 04/01/23[7]	150,000	150,750
Denbury Resources, Inc. 4.625%, due 07/15/23	300,000	216,000
Ecopetrol SA 5.375%, due 06/26/26	2,100,000	2,037,525
Encana Corp. 6.500%, due 05/15/19	1,400,000	1,572,791
Energy Transfer Equity LP 7.500%, due 10/15/20	235,000	263,200
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375%, due 05/01/20	90,000	92,925
	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Ferrellgas LP/Ferrellgas Finance Corp. 6.750%, due 01/15/22	75,000	$75,563
KazMunayGas National Co. JS 7.000%, due 05/05/20[6]	150,000	159,750
Kinder Morgan Energy Partners LP 6.500%, due 09/01/39	1,500,000	1,507,369
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, due 04/15/20	155,000	95,325
Newfield Exploration Co. 5.750%, due 01/30/22	130,000	128,700
Oasis Petroleum, Inc. 6.875%, due 03/15/22	40,000	36,800
6.875%, due 01/15/23	145,000	131,225
Petrobras Global Finance BV 1.881%, due 05/20/16[4,9]	200,000	197,260
2.643%, due 03/17/17[4]	2,500,000	2,425,000
3.250%, due 03/17/17	1,800,000	1,754,100
3.500%, due 02/06/17[9]	100,000	98,077
3.875%, due 01/27/16	1,500,000	1,502,250
5.750%, due 01/20/20	700,000	674,968
6.250%, due 03/17/24[9]	200,000	185,400
Pioneer Natural Resources Co. 5.875%, due 07/15/16	1,535,000	1,595,877
Sinopec Group Overseas Development 2014 Ltd. 4.375%, due 04/10/24[6]	4,620,000	4,808,732
SM Energy Co. 5.000%, due 01/15/24	140,000	128,100
Southwestern Energy Co. 7.500%, due 02/01/18	2,806,000	3,103,952
Targa Resources Partners LP/ Targa Resources Partners Finance Corp. 4.125%, due 11/15/19[7]	125,000	125,000
4.250%, due 11/15/23	50,000	46,250
Transocean, Inc. 3.000%, due 10/15/17	40,000	37,520
Whiting Petroleum Corp. 5.750%, due 03/15/21	65,000	63,375
WPX Energy, Inc. 5.250%, due 09/15/24	150,000	128,625
		26,872,327
Packaging & containers—0.10%
Ball Corp. 5.000%, due 03/15/22	60,000	61,466
Berry Plastics Corp. 5.125%, due 07/15/23	65,000	63,863
5.500%, due 05/15/22	180,000	181,800
Owens-Brockway Glass Container, Inc. 5.375%, due 01/15/25[7]	60,000	59,550

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Corporate notes—(continued)
Packaging & containers—(concluded)
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC 5.750%, due 10/15/20	425,000	$439,875
Sealed Air Corp. 5.500%, due 09/15/25[7]	110,000	112,337
		918,891
Personal & household products—0.01%
Edgewell Personal Care Co. 4.700%, due 05/19/21	25,000	25,600
4.700%, due 05/24/22	55,000	56,063
		81,663
Pharmaceuticals—1.89%
Actavis Funding SCS 3.450%, due 03/15/22	4,590,000	4,515,133
3.800%, due 03/15/25[9]	1,700,000	1,657,270
Endo Finance LLC/Endo Finco, Inc. 5.375%, due 01/15/23[7]	210,000	212,230
Medtronic, Inc. 3.500%, due 03/15/25[7]	3,900,000	3,892,797
Merck & Co., Inc. 2.750%, due 02/10/25	3,100,000	2,967,304
3.700%, due 02/10/45	4,020,000	3,684,069
Valeant Pharmaceuticals International, Inc. 6.375%, due 10/15/20[7]	245,000	258,169
5.625%, due 12/01/21[7]	185,000	189,856
		17,376,828
Pipelines—1.56%
DCP Midstream LLC 4.750%, due 09/30/21[7]	15,000	14,189
5.350%, due 03/15/20[7]	15,000	14,780
8.125%, due 08/16/30	15,000	15,975
DCP Midstream Operating LP 2.500%, due 12/01/17	30,000	28,920
5.600%, due 04/01/44	20,000	16,470
Energy Transfer Partners LP 6.125%, due 12/15/45	1,100,000	1,107,358
6.500%, due 02/01/42	1,000,000	1,025,423
Enterprise Products Operating LLC 2.550%, due 10/15/19	2,000,000	2,005,268
Rockies Express Pipeline LLC 5.625%, due 04/15/20[7]	75,000	75,750
6.850%, due 07/15/18[7]	25,000	26,250
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625%, due 11/15/23[7]	130,000	123,500
Sabine Pass Liquefaction LLC 5.625%, due 02/01/21	125,000	127,500
5.625%, due 03/01/25[7]	125,000	123,125
5.750%, due 05/15/24	7,400,000	7,358,375
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.250%, due 10/15/22[7]	60,000	62,700
	Face amount[1]	Value
Corporate notes—(continued)
Pipelines—(concluded)
Transcanada Trust 5.625%, due 05/20/75[4]	1,055,000	$1,055,000
Williams Partners LP 3.600%, due 03/15/22	1,100,000	1,061,392
6.125%, due 07/15/22	120,000	125,987
		14,367,962
Real estate—0.45%
Education Realty Operating Partnership LP 4.600%, due 12/01/24	810,000	815,766
EPR Properties 5.750%, due 08/15/22	1,500,000	1,617,328
ESH Hospitality, Inc. 5.250%, due 05/01/25[7]	65,000	63,294
Iron Mountain, Inc. 7.750%, due 10/01/19	15,000	15,712
MPT Operating Partnership LP/ MPT Finance Corp. 5.500%, due 05/01/24	245,000	252,350
Omega Healthcare Investors, Inc. 4.500%, due 01/15/25	1,250,000	1,236,394
Realogy Group LLC 7.625%, due 01/15/20[7]	120,000	126,750
		4,127,594
Rental auto/equipment—0.02%
United Rentals North America, Inc. 5.750%, due 11/15/24	15,000	14,663
7.375%, due 05/15/20	120,000	127,650
		142,313
Retail—0.03%
Dollar Tree, Inc. 5.250%, due 03/01/20[7]	25,000	26,375
5.750%, due 03/01/23[7]	95,000	100,225
QVC, Inc. 5.450%, due 08/15/34	25,000	23,027
Suburban Propane Partners LP/ Suburban Energy Finance Corp. 7.375%, due 08/01/21	120,000	128,700
		278,327
Retail-specialty—0.03%
Rite Aid Corp. 8.000%, due 08/15/20	120,000	124,992
Sally Holdings LLC/Sally Capital, Inc. 5.750%, due 06/01/22	120,000	125,100
		250,092
Semiconductor—0.02%
NXP BV/NXP Funding LLC 4.625%, due 06/15/22[7]	200,000	198,000

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Corporate notes—(continued)
Software—0.04%
Infor US, Inc. 6.500%, due 05/15/22[7]	155,000	$158,487
MSCI, Inc. 5.250%, due 11/15/24[7]	120,000	122,364
Nuance Communications, Inc. 5.375%, due 08/15/20[7]	125,000	126,875
		407,726
Special purpose entity—1.32%
CC Holdings GS V LLC/ Crown Castle GS III Corp. 3.849%, due 04/15/23	3,200,000	3,173,699
CVS Pass-Through Trust 4.704%, due 01/10/36[7]	3,447,133	3,652,711
Daimler Finance North America LLC 1.010%, due 08/03/17[11]	3,800,000	3,796,116
IPIC GMTN Ltd. 3.125%, due 11/15/15[7]	1,600,000	1,608,000
		12,230,526
Steel producers/products—0.06%
ArcelorMittal 6.250%, due 03/01/21	190,000	191,900
GTL Trade Finance, Inc. 7.250%, due 10/20/17[7]	100,000	105,800
Steel Dynamics, Inc. 6.125%, due 08/15/19	240,000	252,000
		549,700
Telecom-integrated/services—0.02%
Frontier Communications Corp. 7.625%, due 04/15/24	120,000	109,200
9.000%, due 08/15/31	10,000	9,125
Intelsat Jackson Holdings SA 7.250%, due 10/15/20	60,000	59,475
		177,800
Telecommunication services—0.05%
CommScope, Inc. 5.000%, due 06/15/21[7]	130,000	128,375
Sprint Capital Corp. 6.900%, due 05/01/19	255,000	249,900
8.750%, due 03/15/32	125,000	118,281
		496,556
Telecommunications—0.51%
Embarq Corp. 7.995%, due 06/01/3[7]	30,000	32,784
	Face amount[1]	Value
Corporate notes—(continued)
Telecommunications—(concluded)
Numericable Group SA 6.000%, due 05/15/22[7]	380,000	$386,650
6.250%, due 05/15/24[7]	60,000	61,017
Qwest Corp. 6.750%, due 12/01/21	2,000,000	2,176,080
6.875%, due 09/15/33	65,000	63,863
Verizon Communications, Inc. 5.150%, due 09/15/23	500,000	550,309
6.550%, due 09/15/43	1,000,000	1,181,429
Virgin Media Secured Finance PLC 5.375%, due 04/15/21[7]	225,000	231,469
		4,683,601
Telephone-integrated—0.06%
Level 3 Financing, Inc. 5.375%, due 08/15/22	250,000	252,500
8.625%, due 07/15/20	240,000	256,200
		508,700
Theaters & entertainment—0.03%
Activision Blizzard, Inc. 6.125%, due 09/15/23[7]	290,000	312,475
Tobacco—1.40%
Altria Group, Inc. 5.375%, due 01/31/44	1,000,000	1,074,362
Imperial Tobacco Finance PLC 3.500%, due 02/11/23[7]	3,755,000	3,656,867
Philip Morris International, Inc. 3.250%, due 11/10/24	1,900,000	1,887,654
Reynolds American, Inc. 4.450%, due 06/12/25	2,100,000	2,156,746
4.750%, due 11/01/42	1,000,000	930,535
5.850%, due 08/15/45	3,010,000	3,236,538
		12,942,702
Transportation services—0.19%
Empresa de Transporte de Pasajeros Metro SA 4.750%, due 02/04/24[7]	1,500,000	1,578,750
Transnet SOC Ltd. 4.000%, due 07/26/22[6]	200,000	191,200
		1,769,950
Utilities—0.13%
Dominion Resources, Inc. 5.750%, due 10/01/54[4]	1,000,000	1,035,000
IPALCO Enterprises, Inc. 5.000%, due 05/01/18	120,000	125,775
		1,160,775
Wireless telecommunication services—0.05%
CenturyLink, Inc. 5.625%, due 04/01/20	120,000	122,538
5.800%, due 03/15/22	25,000	24,281

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]		Value
Corporate notes—(concluded)
Wireless telecommunication services—(concluded)
Sprint Corp. 7.125%, due 06/15/24		65,000	$59,475
7.250%, due 09/15/21		255,000	243,844
Windstream Services LLC 7.750%, due 10/01/21		60,000	50,700
			500,838
Wireless telecommunications—0.42%
AT&T, Inc. 3.400%, due 05/15/25		1,955,000	1,867,533
5.350%, due 09/01/40		1,155,000	1,162,861
Crown Castle International Corp. 4.875%, due 04/15/22		160,000	164,191
IAC/InterActiveCorp 4.875%, due 11/30/18		125,000	129,156
T-Mobile USA, Inc. 6.125%, due 01/15/22		255,000	266,475
6.633%, due 04/28/21		245,000	259,382
			3,849,598
Total corporate notes (cost—$357,082,466)			354,811,779
Loan assignment—0.51%
Lodging—0.51%
Hilton Worldwide Finance LLC, Term Loan B2 3.500%, due 10/26/20 (cost—$4,665,217)		4,704,386	4,708,996
Non-US government obligations—7.16%
Bermuda Government International Bond 4.854%, due 02/06/24[6]		200,000	210,000
Brazil Letras do Tesouro Nacional 12.000%, due 01/01/16[2]	BRL	20,000,000	5,523,828
Brazilian Government International Bond 4.875%, due 01/22/21		100,000	103,200
5.625%, due 01/07/41		160,000	148,000
8.250%, due 01/20/34		100,000	119,750
Bundesrepublik Deutschland 2.500%, due 07/04/44[6]	EUR	400,000	567,541
4.250%, due 07/04/39[6]	EUR	4,700,000	8,365,384
4.750%, due 07/04/40[6]	EUR	300,000	576,156
Colombia Government International Bond 5.625%, due 02/26/44		200,000	203,750
7.375%, due 03/18/19		100,000	115,800
8.125%, due 05/21/24		50,000	63,937
Costa Rica Government International Bond 7.158%, due 03/12/45[6]		200,000	192,250
Croatia Government International Bond 6.750%, due 11/05/19[6]		200,000	220,290
	Face amount[1]		Value
Non-US government obligations—(continued)
Dominican Republic International Bond 6.600%, due 01/28/24[7]		200,000	$215,750
Ecuador Government International Bond 7.950%, due 06/20/24[6]		200,000	165,250
El Salvador Government International Bond 6.375%, due 01/18/27[6]		174,000	165,735
Emirate of Abu Dhabi 6.750%, due 04/08/19[7]		1,800,000	2,121,750
Hungary Government International Bond 5.750%, due 11/22/23		200,000	222,100
7.625%, due 03/29/41		200,000	268,200
Indonesia Government International Bond 4.125%, due 01/15/25[6]		200,000	197,500
4.875%, due 05/05/21[6]		400,000	423,000
11.625%, due 03/04/19[6]		100,000	130,750
Italy Buoni Poliennali Del Tesoro 2.500%, due 12/01/24	EUR	435,000	507,837
2.550%, due 09/15/41[6]	EUR	807,451	1,109,765
Ivory Coast Government International Bond 5.750%, due 12/31/32[6,13]		400,000	369,000
Kazakhstan Government International Bond 3.875%, due 10/14/24[7]		400,000	370,000
Mexican Bonos, Series M 7.750%, due 11/13/42	MXN	43,050,000	3,024,202
8.000%, due 06/11/20	MXN	22,000,000	1,520,511
10.000%, due 12/05/24	MXN	12,700,000	1,010,591
Mexico Government International Bond 3.625%, due 03/15/22		200,000	202,700
5.550%, due 01/21/45		330,000	356,812
6.050%, due 01/11/40		1,300,000	1,504,750
Mongolia Government International Bond 5.125%, due 12/05/22[6]		200,000	172,000
Morocco Government International Bond 4.250%, due 12/11/22[6]		200,000	203,500
New Zealand Government Bond 2.500%, due 09/20/35[6]	NZD	900,000	638,544
4.500%, due 04/15/27[6]	NZD	2,155,000	1,576,750
5.500%, due 04/15/23[6]	NZD	2,045,000	1,578,152
Nigeria Government International Bond 6.375%, due 07/12/23[6]		200,000	195,750
Panama Government International Bond 6.700%, due 01/26/36		200,000	249,500

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]		Value
Non-US government obligations—(concluded)
Peruvian Government International Bond 7.350%, due 07/21/25		100,000	$130,625
Republic of Armenia 7.150%, due 03/26/25[7]		200,000	198,250
Republic of Azerbaijan International Bond 4.750%, due 03/18/24[6]		200,000	197,184
Republic of Korea 7.125%, due 04/16/19		400,000	474,420
Republic of Serbia 5.250%, due 11/21/17[6]		250,000	258,987
Romanian Government International Bond 4.875%, due 01/22/24[6]		200,000	214,500
Russian Foreign Bond 5.000%, due 04/29/20[6]		500,000	510,000
Senegal Government International Bond 6.250%, due 07/30/24[6]		200,000	192,800
Slovenia Government International Bond 4.125%, due 02/18/19[6]		200,000	210,750
5.250%, due 02/18/24[6]		200,000	220,400
5.500%, due 10/26/22[6]		3,400,000	3,811,527
5.850%, due 05/10/23[6]		4,100,000	4,686,710
South Africa Government Bond 6.500%, due 02/28/41	ZAR	42,630,000	2,584,035
South Africa Government International Bond 6.875%, due 05/27/19		200,000	228,100
Spain Government Bond 2.150%, due 10/31/25[6,7]	EUR	4,400,000	4,925,440
3.800%, due 04/30/24[6,7]	EUR	5,800,000	7,410,369
5.150%, due 10/31/44[6]	EUR	1,015,000	1,600,677
Sri Lanka Government International Bond 6.250%, due 10/04/20[6]		200,000	206,000
State of Qatar 5.250%, due 01/20/20[7]		1,700,000	1,921,000
6.400%, due 01/20/40[7]		200,000	259,250
Turkey Government International Bond 5.125%, due 03/25/22		250,000	260,375
7.375%, due 02/05/25		95,000	113,050
7.500%, due 07/14/17		200,000	220,000
7.500%, due 11/07/19		100,000	114,830
Vietnam Government International Bond 6.750%, due 01/29/20[6]		100,000	111,000
Total non-US government obligations (cost—$67,278,189)			65,970,564
	Face amount[1]	Value
Municipal bonds and notes—1.29%
Education—0.09%
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25	100,000	$109,631
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 0.000%, due 01/01/21[2]	780,000	707,468
		817,099
General obligation—0.17%
California State (Build America Bonds) 7.500%, due 04/01/34	1,100,000	1,562,770
Transportation—0.65%
Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds) 6.263%, due 04/01/49	1,200,000	1,594,176
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	3,564,442
Port Authority of New York & New Jersey Consolidated (One Hundred Fifty-Eight) 5.859%, due 12/01/24	700,000	849,751
		6,008,369
Utilities—0.38%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	114,488
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,924,230
Tennessee Valley Authority 4.625%, due 09/15/60	1,300,000	1,432,684
		3,471,402
Total municipal bonds and notes (cost—$10,118,090)		11,859,640
	Number of shares
Preferred stock[14]—0.83%
Banks—0.83%
Wells Fargo & Co. (cost—$3,810,820)	6,400	7,629,504

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Time deposits—5.24%
Credit Suisse NY 0.000%, due 08/24/15	10,500,000	$10,501,393
ENI Finance USA, Inc. 1.280%, due 06/02/16[7]	1,900,000	1,879,328
Entergy Corp. 0.950%, due 08/27/15[7]	3,700,000	3,697,461
0.950%, due 09/04/15[7]	3,200,000	3,197,129
0.950%, due 10/23/15[7]	1,500,000	1,496,715
Ford Motor Credit Co. 0.850%, due 10/27/15[7]	3,700,000	3,692,400
Nationwide Building Society 0.430%, due 08/27/15[7]	1,900,000	1,899,410
Southwestern Energy Co. 0.970%, due 09/01/15[7]	3,700,000	3,696,909
Thermo Fisher Scientific, Inc. 0.940%, due 08/24/15[7]	3,700,000	3,697,778
1.040%, due 09/14/15[7]	3,700,000	3,695,297
Williams Partners LP 0.520%, due 08/27/15	3,700,000	3,698,610
WPP CP LLC 0.530%, due 08/24/15	2,300,000	2,299,221
0.540%, due 09/01/15	1,100,000	1,099,489
0.540%, due 09/03/15	3,700,000	3,698,168
Total time deposits (cost—$48,249,308)		48,249,308
Short-term US government obligations[15]—0.05%
United States Treasury Bills 0.012%, due 10/01/15[3]	50,000	50,000
0.012%, due 10/08/15[3]	272,000	271,974
0.104%, due 01/07/16[3]	169,000	168,922
Total short-term US government obligations (cost—$490,917)		490,896
	Number of shares
Investment companies—0.76%
iShares iBoxx $ High Yield Corporate Bond ETF	29,000	2,551,130
SPDR Barclays Short Term High Yield Bond ETF	156,200	4,439,204
Total investment companies (cost—$7,220,983)		6,990,334
	Face amount		Value
Repurchase agreement—0.95%
Repurchase agreement dated 07/31/15 with State Street Bank and Trust Co., 0.000% due 08/03/15, collateralized by $2,527,660 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22, $634,316 Federal National Mortgage Association obligations, 2.170% due 10/17/22 and $5,655,931 US Treasury Notes, 1.625% to 3.625% due 03/31/19 to 06/30/20; (value—$8,965,946); proceeds: $8,790,000 (cost—$8,790,000)		$8,790,000	$8,790,000
	Notional amount
Swaptions purchased—0.06%
Call swaptions purchased[10]—0.03%
3 Month USD LIBOR Interest Rate Swap, strike @ 0.800%, expires 01/19/16 (Counterparty: MSCI; pay floating rate); underlying swap terminates 01/21/17	USD	23,600,000	26,149
3 Month USD LIBOR Interest Rate Swap, strike @ 1.100%, expires 01/29/16 (Counterparty: BOA; pay floating rate); underlying swap terminates 02/02/18	USD	34,000,000	82,484
3 Month USD LIBOR Interest Rate Swap, strike @ 1.500%, expires 01/29/16 (Counterparty: MSCI; pay floating rate); underlying swap terminates 02/02/21	USD	4,000,000	14,404
3 Month USD LIBOR Interest Rate Swap, strike @ 1.750%, expires 01/29/16 (Counterparty: MSCI; pay floating rate); underlying swap terminates 02/02/26	USD	4,000,000	12,392
3 Month USD LIBOR Interest Rate Swap, strike @ 2.100%, expires 01/30/18 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 02/01/20	USD	7,900,000	77,167
Total call swaptions purchased			212,596

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions purchased[11]—0.03%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.580%, expires 05/12/16 (Counterparty: MSCI; receive fixed rate); underlying swap terminates 05/16/26	USD	3,700,000	$87,404
3 Month USD LIBOR Interest Rate Swap, strike @ 2.580%, expires 05/23/16 (Counterparty: MSCI; receive fixed rate); underlying swap terminates 05/25/26	USD	8,700,000	212,040
Total put swaptions purchased			299,444
Total swaptions purchased (cost—$742,064)			512,040
	Number of shares	Value
Investment of cash collateral from securities loaned—1.57%
Money market fund—1.57%
UBS Private Money Market Fund LLC[16] (cost—$14,444,243)	14,444,243	$14,444,243
Total investments (cost—$1,045,421,656)—113.39%		1,044,707,288
Liabilities in excess of other assets—(13.39)%		(123,339,799)
Net assets—100.00%		$921,367,489

For a listing of defined portfolio acronyms, counterparty acronyms and currency type abbreviation that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Aggregate cost for federal income tax purposes was $1,051,418,721; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$25,710,716
Gross unrealized depreciation	(32,422,149)
Net unrealized depreciation	$(6,711,433)

Written options

Number of contracts	Put options written	Expiration date	Premiums received	Current value	Unrealized appreciation
45	US Treasury Note 10 Year Futures, strike @ $126.00	08/21/15	$14,009	$(7,735)	$6,274
45	US Treasury Note 10 Year Futures, strike @ $126.50	08/21/15	18,578	(12,656)	5,922
			$32,587	$(20,391)	$12,196

Written options activity for the year ended July 31, 2015 was as follows:

	Number of Contracts	Premiums received
Options outstanding at July 31, 2014	125	$13,130
Options written	3,273	1,086,243
Options exercised	(968)	(318,311)
Options terminated in closing purchase transactions	(453)	(125,858)
Options expired prior to exercise	(1,887)	(622,617)
Options outstanding at July 31, 2015	90	$32,587

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

Written swaptions and foreign exchange written options10

Notional amount (000)		Call swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	15,700	3 Month USD LIBOR Interest Rate Swap strike @ 0.500%, terminating 01/21/17	MSCI	Receive	01/19/16	$9,420	$(3,297)	$6,123
USD	7,900	3 Month USD LIBOR Interest Rate Swap strike @ 0.520%, terminating 01/21/17	MSCI	Receive	01/19/16	4,740	(1,912)	2,828
USD	15,700	3 Month USD LIBOR Interest Rate Swap strike @ 0.650%, terminating 01/21/17	MSCI	Receive	01/19/16	17,270	(8,462)	8,808
USD	7,900	3 Month USD LIBOR Interest Rate Swap strike @ 0.660%, terminating 01/21/17	MSCI	Receive	01/19/16	7,900	(4,495)	3,405
USD	34,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.730%, terminating 02/02/18	BOA	Receive	01/29/16	48,460	(16,796)	31,664
USD	34,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.915%, terminating 02/02/18	BOA	Receive	01/29/16	83,320	(41,072)	42,248
USD	4,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.100%, terminating 02/02/21	MSCI	Receive	01/29/16	15,200	(3,540)	11,660
USD	7,900	3 Month USD LIBOR Interest Rate Swap strike @ 1.100%, terminating 02/01/20	JPMCB	Receive	01/30/18	41,080	(24,000)	17,080
USD	4,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.300%, terminating 02/02/21	MSCI	Receive	01/29/16	23,200	(7,456)	15,744
USD	7,900	3 Month USD LIBOR Interest Rate Swap strike @ 1.600%, terminating 02/01/20	JPMCB	Receive	01/30/18	71,495	(45,749)	25,746
USD	8,900	3 Month USD LIBOR Interest Rate Swap strike @ 2.350%, terminating 08/05/25	MSCI	Receive	08/03/15	49,840	(46,812)	3,028
						$371,925	$(203,591)	$168,334
		Call options written
USD	100	USD Call/BRL Put, strike @ BRL 3.53	JPMCB		08/24/15	$683	$(997)	$(314)
USD	1,000	USD Call/BRL Put, strike @ BRL 3.55	CITI		09/01/15	8,260	(11,681)	(3,421)
USD	2,100	USD Call/BRL Put, strike @ BRL 3.58	JPMCB		09/09/15	19,832	(26,214)	(6,382)
USD	1,900	USD Call/BRL Put, strike @ BRL 3.60	DB		08/26/15	8,208	(12,189)	(3,981)
						$36,983	$(51,081)	$(14,098)
		Put swaptions written
USD	35,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.500%, terminating 05/16/19	MSCI	Pay	05/12/16	$119,579	$(73,687)	$45,892
USD	82,600	3 Month USD LIBOR Interest Rate Swap strike @ 2.500%, terminating 05/25/19	MSCI	Pay	05/23/16	258,113	(180,151)	77,962
USD	8,900	3 Month USD LIBOR Interest Rate Swap strike @ 2.750%, terminating 08/05/25	MSCI	Pay	08/03/15	21,360	(1)	21,359
						$399,052	$(253,839)	$145,213

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

Written swaptions and foreign exchange written options10—(concluded)

Notional amount (000)		Put options written	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation
EUR	800	EUR Put/USD Call,
		strike @ USD 1.06	CITI	09/04/15	$7,322	$(2,821)	$4,501
EUR	1,500	EUR Put/USD Call,
		strike @ USD 1.07	WBC	08/06/15	9,990	(476)	9,514
EUR	400	EUR Put/USD Call,
		strike @ USD 1.07	HSBC	09/04/15	3,697	(1,361)	2,336
EUR	800	EUR Put/USD Call,
		strike @ USD 1.07	DB	09/04/15	6,535	(3,318)	3,217
EUR	1,300	EUR Put/USD Call,
		strike @ USD 1.09	BNP	08/06/15	12,391	(3,919)	8,472
USD	2,100	USD Put/BRL Call,
		strike @ BRL 3.26	JPMCB	09/09/15	20,456	(8,205)	12,251
USD	100	USD Put/BRL Call,
		strike @ BRL 3.27	JPMCB	08/24/15	855	(258)	597
USD	1,000	USD Put/BRL Call,
		strike @ BRL 3.27	CITI	09/01/15	7,850	(3,417)	4,433
USD	1,900	USD Put/BRL Call,
		strike @ BRL 3.30	DB	08/26/15	20,178	(8,181)	11,997
USD	1,200	USD Put/JPY Call,
		strike @ JPY 117.95	JPMCB	08/11/15	5,460	(5)	5,455
USD	900	USD Put/JPY Call, strike @ JPY 118.15	CITI	08/06/15	4,140	0	4,140
USD	1,100	USD Put/JPY Call, strike @ JPY 118.15	CITI	08/07/15	5,500	(1)	5,499
USD	1,600	USD Put/JPY Call, strike @ JPY 119.45	WBC	08/12/15	6,096	(85)	6,011
					$110,470	$(32,047)	$78,423
					$918,430	$(540,558)	$377,872

Swaptions and foreign exchange written options activity for the year ended July 31, 2015 was as follows:

Premiums received
Swaptions and foreign exchange options outstanding at July 31, 2014	$281,285
Swaptions and foreign exchange options written	2,158,914
Swaptions and foreign exchange options exercised	(265,193)
Swaptions and foreign exchange options terminated in closing purchase transactions	(413,120)
Swaptions and foreign exchange options expired prior to exercise	(843,456)
Swaptions and foreign exchange options outstanding at July 31, 2015	$918,430

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation
US Treasury futures buy contracts:
58	USD	US Long Bond Futures	September 2015	$8,722,086	$9,044,375	$322,289
358	USD	US Treasury Note 10 Year Futures	September 2015	45,242,200	45,622,625	380,425
27	USD	US Treasury Note 5 Year Futures	September 2015	3,223,994	3,235,781	11,787
				$57,188,280	$57,902,781	$714,501

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
3	AUD	Australian Bond 10 Year Futures	September 2015	$272,917	$280,230	$7,313
243	EUR	German Euro Schatz Futures	September 2015	29,704,687	29,701,841	(2,846)
169	EUR	Italian Government Bond Futures	September 2015	24,678,772	25,372,115	693,343
13	GBP	United Kingdom Long Gilt Bond Futures	September 2015	2,332,963	2,381,361	48,398
47	JPY	3 Month EURIBOR Futures	December 2015	9,467,067	9,465,133	(1,934)
42	NZD	New Zealand Futures	December 2015	27,482,284	27,534,101	51,817
14	NZD	New Zealand Futures	December 2016	9,176,719	9,175,787	(932)
148	USD	90-Day Eurodollar Futures	September 2015	36,865,921	36,864,950	(971)
53	USD	90-Day Eurodollar Futures	March 2016	13,165,842	13,157,913	(7,929)
1	USD	New Zealand Dollar Futures	September 2015	70,744	65,620	(5,124)
23	USD	South African Rand Future	September 2015	917,793	899,875	(17,918)
				$154,135,709	$154,898,926	$763,217
Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
US Treasury futures sell contracts:
101	USD	US Long Bond Futures	September 2015	$15,091,300	$15,749,688	$(658,388)
164	USD	US Treasury Note 10 Year Futures	September 2015	20,678,016	20,899,750	(221,734)
5	USD	US Treasury Note 2 Year Futures	September 2015	1,093,067	1,095,312	(2,245)
54	USD	US Treasury Note 5 Year Futures	September 2015	6,432,558	6,471,562	(39,004)
48	USD	US Ultra Long Treasury Bond Futures	September 2015	7,467,883	7,657,500	(189,617)
				$50,762,824	$51,873,812	$(1,110,988)
Interest rate futures sell contracts:
37	EUR	Euro—Bund Futures	August 2015	$20,953	$25,600	$(4,647)
37	EUR	Euro—Bund Futures	August 2015	13,221	16,254	(3,033)
117	EUR	German Euro Bund Futures	September 2015	19,698,434	19,839,677	(141,243)
8	EUR	German Euro Buxl 30 Year Futures	September 2015	1,396,425	1,370,617	25,808
26	EUR	Mid-Term Euro-OAT Futures	September 2015	4,228,135	4,274,611	(46,476)
729	GBP	90-Day Sterling Pound Futures	March 2017	140,299,394	140,270,466	28,928
108	GBP	90-Day Sterling Pound Futures	June 2017	20,750,726	20,753,403	(2,677)
41	JPY	JGB MINI 10 Year Futures	September 2015	4,862,299	4,881,559	(19,260)
184	USD	90-Day Eurodollar Futures	September 2016	45,398,977	45,498,600	(99,623)
815	USD	90-Day Eurodollar Futures	December 2016	200,657,286	201,121,625	(464,339)
62	USD	90-Day Eurodollar Futures	March 2017	15,253,175	15,274,475	(21,300)
237	USD	90-Day Eurodollar Futures	September 2017	58,072,210	58,204,238	(132,028)
113	USD	90-Day Eurodollar Futures	March 2018	27,627,565	27,680,763	(53,198)
12	USD	British Pound Future	September 2015	1,139,351	1,170,750	(31,399)
39	USD	Euro Fx Future with American Style Options	September 2015	5,347,190	5,348,362	(1,172)
				$544,765,341	$545,731,000	$(965,659)
						$(598,929)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BNP	BRL	2,424,610	USD	772,415	08/04/15	$64,282
BNP	JPY	1,960,800,000	USD	15,825,666	08/04/15	4,469
BNP	USD	714,381	BRL	2,424,610	08/04/15	(6,249)
BNP	USD	309,089	MXN	4,902,000	09/30/15	(6,165)
BOA	EUR	7,932,000	USD	8,641,882	08/04/15	(69,441)
BOA	JPY	1,057,200,000	USD	8,575,037	08/04/15	44,759
BOA	USD	2,311,559	INR	148,887,500	10/20/15	(23,295)
CITI	EUR	10,596,000	USD	11,779,628	08/04/15	142,565
CITI	EUR	3,597,000	USD	3,920,398	08/04/15	(30,009)
CITI	EUR	57,288,000	USD	63,249,481	09/02/15	310,416
CITI	USD	79,534,274	EUR	71,943,000	08/04/15	(522,832)
CITI	USD	3,074,496	EUR	2,803,000	09/02/15	5,001
CITI	USD	1,342,924	INR	87,061,764	08/24/15	9,772
CSI	MXN	15,795,440	USD	997,439	09/30/15	21,342
DB	EUR	4,304,000	USD	4,801,421	08/04/15	74,551
DB	GBP	2,141,000	USD	3,332,004	08/04/15	(11,490)
DB	JPY	1,162,100,000	USD	9,432,838	08/04/15	56,149
DB	MXN	4,727,850	USD	300,000	09/30/15	7,837
DB	USD	1,100,000	CNY	6,523,000	04/07/16	(67,422)
DB	USD	406,000	MXN	6,666,276	09/30/15	5,950
GSCM	BRL	2,424,610	USD	714,381	08/04/15	6,249
GSCM	BRL	2,424,610	USD	742,993	09/02/15	42,488
GSCM	CHF	138,000	USD	147,883	08/12/15	5,035
GSCM	EUR	37,713,000	USD	41,889,794	08/04/15	471,469
GSCM	JPY	649,500,000	USD	5,354,150	08/04/15	113,500
GSCM	MXN	10,522,485	USD	675,000	09/30/15	24,751
GSCM	USD	750,769	BRL	2,424,610	08/04/15	(42,637)
GSCM	USD	5,837,954	EUR	5,276,000	08/04/15	(43,584)
GSCM	USD	3,373,210	INR	218,988,799	08/24/15	29,264
HSBC	GBP	5,566,000	USD	8,679,620	09/02/15	(10,705)
HSBC	MXN	24,453,246	USD	1,572,000	09/30/15	60,884
HSBC	USD	8,681,390	GBP	5,566,000	08/04/15	10,758
HSBC	USD	293,418	KRW	333,601,200	10/20/15	(8,933)
JPMCB	BRL	2,275,823	USD	661,000	09/02/15	3,481
JPMCB	BRL	20,000,000	USD	5,906,762	01/05/16	354,033
JPMCB	CAD	521,000	USD	415,942	08/04/15	17,579
JPMCB	CNY	41,302,100	USD	6,423,344	04/07/16	(114,695)
JPMCB	EUR	14,683,000	USD	16,310,454	08/04/15	184,841
JPMCB	EUR	3,927,000	USD	4,301,844	08/04/15	(10,987)
JPMCB	GBP	3,425,000	USD	5,358,611	08/04/15	9,957
JPMCB	JPY	4,566,300,000	USD	36,948,988	09/02/15	94,810
JPMCB	JPY	83,800,000	USD	674,358	09/02/15	(1,984)
JPMCB	KRW	2,772,349,344	USD	2,489,091	09/11/15	122,648
JPMCB	MXN	9,684,576	USD	594,000	09/30/15	(4,469)
JPMCB	USD	5,860,000	CNY	34,779,100	04/07/16	(354,539)
JPMCB	USD	6,106,947	EUR	5,533,000	08/04/15	(30,327)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
JPMCB	USD	39,105,819	JPY	4,829,600,000	08/04/15	$(137,005)
JPMCB	USD	4,299,987	JPY	531,200,000	09/02/15	(12,722)
JPMCB	USD	863,000	KRW	1,011,365,972	08/24/15	750
JPMCB	USD	928,000	KRW	1,085,760,000	09/11/15	(1,209)
RBC	EUR	9,224,636	USD	10,385,490	09/18/15	248,571
RBC	GBP	387,391	USD	609,343	09/18/15	4,565
RBC	MXN	23,804,333	USD	1,535,625	09/18/15	63,221
RBC	MXN	9,550,327	USD	586,083	09/18/15	(4,647)
RBC	NZD	6,031,792	USD	4,144,409	09/18/15	177,360
RBC	USD	56,893	AUD	74,483	09/18/15	(2,579)
RBC	USD	6,293,827	EUR	5,643,738	09/18/15	(91,944)
RBC	USD	980,765	GBP	630,660	09/18/15	3,794
RBC	ZAR	34,051,411	USD	2,697,889	09/18/15	27,350
SG	EUR	1,542,313	USD	1,713,512	09/18/15	18,670
SG	USD	1,302,665	EUR	1,177,398	09/18/15	(8,826)
SG	USD	114,085	EUR	103,879	09/18/15	67
SG	USD	107,590	ZAR	1,337,993	09/18/15	(2,656)
SSC	EUR	414,726	USD	463,834	09/18/15	8,094
SSC	GBP	121,499	USD	186,653	09/18/15	(3,026)
SSC	MXN	1,450,216	USD	93,280	09/18/15	3,578
SSC	USD	497,396	EUR	440,079	09/18/15	(13,795)
SSC	USD	123,944	EUR	112,995	09/18/15	226
SSC	USD	140,211	GBP	89,456	09/18/15	(556)
SSC	USD	106,356	ZAR	1,342,954	09/18/15	(1,032)
SSC	ZAR	2,142,398	USD	173,768	09/18/15	5,746
						$1,221,072

Credit default swaps on corporate issues—buy protection19

Counterparty	Referenced obligations[17]	Notional amount (000)		Termination date	Payments made by the Portfolio[18]	Upfront payments made	Value	Unrealized depreciation
BB	Macy's Retail Holdings, Inc. bond, 7.875%, due 07/15/15	USD	1,643	09/20/15	7.150%	$—	$(29,511)	$(29,511)

Credit default swaps on corporate issues—sell protection20

Counterparty	Referenced obligations[17]	Notional amount (000)		Termination date	Payments received by the Portfolio[18]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[21]
BNP	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,300	03/20/20	1.000%	$177,991	$(198,364)	$(20,373)	4.82%
BOA	Federal Republic of Brazil bond, 6.625%, due 08/15/20	USD	2,000	09/20/20	1.000	149,649	(173,351)	(23,702)	2.89
BOA	Goldman Sachs Group Inc. bond, 5.950%, due 01/18/18	USD	5,300	06/20/19	1.000	(6,411)	65,894	59,483	0.70

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

Credit default swaps on corporate issues—sell protection20—(concluded)

Counterparty	Referenced obligations[17]	Notional amount (000)		Termination date	Payments received by the Portfolio[18]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[21]
BOA	Sprint Communications, Inc. bond, 8.375%, due 08/15/17	USD	2,800	12/20/19	5.000%	$(211,491)	$23,055	$(188,436)	4.93%
DB	Goldman Sachs Group Inc. bond, 5.950%, due 01/18/18	USD	100	03/20/19	0.455	(329)	1,310	981	0.66
DB	Goldman Sachs Group Inc. bond, 5.950%, due 01/18/18	USD	800	06/20/19	1.000	(1,172)	9,946	8,774	0.70
GSI	Federal Republic of Brazil bond, 4.250%, due 01/07/25	USD	400	09/20/20	1.000	27,761	(34,670)	(6,909)	2.89
GSI	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,500	03/20/20	1.000	213,559	(228,881)	(15,322)	4.82
MSCI	Ford Motor Co. bond, 6.500%, due 08/01/18	USD	100	03/20/19	5.000	(13,475)	15,944	2,469	0.69
MSCI	Chesapeake Energy Corp. bond, 6.625%, due 08/15/20	USD	1,500	03/20/19	5.000	102,706	(77,107)	25,599	6.89
MSCI	United Mexican States, bond, 5.950%, due 03/19/19	USD	10,400	12/20/19	1.000	(87,222)	(77,112)	(164,334)	1.20
							$351,566	$(673,336)	$(321,770)

Centrally cleared credit default swap agreements—sell protection20

Referenced obligations[17]	Notional amount (000)		Termination date	Payments received by the Portfolio[18]	Upfront payments made	Value	Unrealized appreciation	Credit spread[21]
iTraxx Europe Crossover Series 23 Index	EUR	6,200	06/20/20	5.000%	$(516,321)	$684,869	$168,548	2.84%

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[18]	Payments received by the Portfolio[18]	Value	Unrealized appreciation (depreciation)
EUR	9,700	09/16/25	0.750%	6 Month EURIBOR	$267,697	$(276,120)
GBP	16,000	09/16/17	1.500	6 Month EURIBOR	(168,260)	(20,454)
GBP	2,000	12/16/17	1.500	6 Month EURIBOR	(13,334)	(9,527)
GBP	300	03/16/18	1.500	6 Month EURIBOR	(837)	(412)
MXN	228,000	05/16/16	Mexico Interbank TIIE 28 Days	3.925%	28,966	28,966
MXN	14,100	10/10/19	Mexico Interbank TIIE 28 Days	5.010	(4,224)	(13,048)
MXN	250,000	01/16/20	Mexico Interbank TIIE 28 Days	4.975	(147,461)	(147,461)
MXN	44,500	02/05/20	Mexico Interbank TIIE 28 Days	5.270	3,100	24,085
MXN	36,400	06/02/20	Mexico Interbank TIIE 28 Days	5.615	30,961	14,046
MXN	338,800	11/17/21	Mexico Interbank TIIE 28 Days	5.430	(317,773)	303,254
MXN	25,100	01/07/22	Mexico Interbank TIIE 28 Days	5.375	(33,955)	(52,977)
MXN	25,300	06/05/25	Mexico Interbank TIIE 28 Days	6.530	37,825	25,227
MXN	11,100	01/08/30	Mexico Interbank TIIE 28 Days	5.990	(47,297)	(25,494)
USD	15,100	06/17/16	0.500	3 Month USD LIBOR	(27,457)	(15,283)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Termination date	Payments made by the Portfolio[18]	Payments received by the Portfolio[18]	Value	Unrealized depreciation
USD	34,800	12/16/22	2.250	3 Month USD LIBOR	$(248,565)	$(595,462)
USD	4,300	12/16/25	2.500	3 Month USD LIBOR	(40,417)	(105,046)
USD	11,800	12/16/25	2.500	3 Month USD LIBOR	(99,943)	(265,220)
USD	64,900	12/16/45	2.750	3 Month USD LIBOR	539,517	(3,240,852)
					$(241,457)	$(4,371,778)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$289,055,670	$—	$289,055,670
Government national mortgage association certificates	—	34,283	—	34,283
Federal home loan bank certificate	—	658,246	—	658,246
Federal home loan mortgage corporation certificates	—	1,965,313	1,145,044	3,110,357
Federal housing administration certificates	—	—	15,936	15,936
Federal national mortgage association certificates	—	17,319,569	24,519	17,344,088
Collateralized mortgage obligations	—	136,721,495	18,837	136,740,332
Asset-backed securities	—	73,291,072	—	73,291,072
Corporate notes	—	354,811,779	—	354,811,779
Loan assignment	—	4,708,996	—	4,708,996
Non-US government obligations	—	65,970,564	—	65,970,564
Municipal bonds and notes	—	11,859,640	—	11,859,640
Preferred stock	7,629,504	—	—	7,629,504
Time deposits	—	48,249,308	—	48,249,308
Short-term US government obligations	—	490,896	—	490,896
Investment companies	6,990,334	—	—	6,990,334
Repurchase agreement	—	8,790,000	—	8,790,000
Swaptions purchased	—	512,040	—	512,040
Investment of cash collateral from securities loaned	—	14,444,243	—	14,444,243
Futures contracts	1,570,108	—	—	1,570,108
Forward foreign currency contracts	—	2,860,832	—	2,860,832
Swap agreements	—	1,709,084	—	1,709,084
Total	$16,189,946	$1,033,453,030	$1,204,336	$1,050,847,312
Liabilities
Written options	$(20,391)	$—	$—	$(20,391)
Written swaptions and foreign exchange written options	—	(540,558)	—	(540,558)
Futures contracts	(2,169,037)	—	—	(2,169,037)
Forward foreign currency contracts	—	(1,639,760)	—	(1,639,760)
Swap agreements	—	(1,968,519)	—	(1,968,519)
Total	$(2,189,428)	$(4,148,837)	$—	$(6,338,265)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

Fair valuation summary—(concluded)

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs (Level 3) for the year ended July 31, 2015:

	Federal home loan mortgage corporation certificates	Federal housing administration certificates	Federal national mortgage association certificates	Collateralized mortgage obligations	Total
Beginning balance	$1,254,850	$18,564	$39,283	$2,269,811	$3,582,508
Purchases	—	—	—	—	—
Sales/paydowns	(68,786)	(2,628)	(15,240)	(2,176,238)	(2,262,892)
Accrued discounts/(premiums)	—	(108)	—	—	(108)
Total realized gain/(loss)	(43)	(127)	—	8,016	7,846
Net change in unrealized appreciation/depreciation	(40,977)	235	476	(8,109)	(48,375)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	(74,643)	(74,643)
Ending balance	$1,145,044	$15,936	$24,519	$18,837	$1,204,336

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2015 was $(35,117). At July 31, 2015, a security was transferred from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source. The transfer out of Level 3 represents the value at the end of the year.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	82.4%
Cayman Islands	2.2
Spain	1.7
Netherlands	1.5
United Kingdom	1.2
Switzerland	1.0
Germany	0.9
Slovenia	0.9
Brazil	0.9
Luxembourg	0.9
Norway	0.8
Mexico	0.8
South Korea	0.6
Canada	0.5
British Virgin Islands	0.5
New Zealand	0.4
South Africa	0.3
Italy	0.3
Colombia	0.2
Belgium	0.2
Ireland	0.2
Qatar	0.2
United Arab Emirates	0.2
India	0.2
Singapore	0.2
Chile	0.2
France	0.1
Indonesia	0.1
Turkey	0.1

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

Issuer breakdown by country or territory of origin (unaudited)—(concluded)

	Percentage of total investments
Kazakhstan	0.1%
Guernsey	0.1
Russia	0.1
Hungary	0.0	†
Azerbaijan	0.0	†
Ivory Coast	0.0	†
Bermuda	0.0	†
Serbia	0.0	†
Panama	0.0	†
Croatia	0.0	†
Dominican Republic	0.0	†
Romania	0.0	†
Sri Lanka	0.0	†
Morocco	0.0	†
Nigeria	0.0	†
Senegal	0.0	†
Costa Rica	0.0	†
Mongolia	0.0	†
El Salvador	0.0	†
Ecuador	0.0	†
Peru	0.0	†
Vietnam	0.0	†
Total	100.0%

†  Amount represents less than 0.05%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

††  Amount represents less than 0.005%.

1  In US Dollars unless otherwise indicated.

2  Zero coupon bond. The rate shown represents annualized yield at the date of purchase.

3  Security, or portion thereof, pledged as collateral for swaps or futures.

4  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2015 and changes periodically.

5  Security is being fair valued by a valuation committee under the direction of the board of trustees.

6  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2015, the value of these securities amounted to 7.34% of net assets.

7  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 15.66% of net assets as of July 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

8  Interest Only Securities. These securities entitle the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

9  Security, or portion thereof, was on loan at July 31, 2015.

10  Perpetual investment. The maturity date reflects the next call date.

11  Illiquid investment as of July 31, 2015.

12  Bond interest in default.

13  Step bond that converts to the noted fixed rate at a designated future date.

14  Non cumulative preferred stock. Convertible until 12/31/49.

15  Rates shown are the discount rates at date of purchase.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2015

16  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the year ended 07/31/15	Sales during the year ended 07/31/15	Value at 07/31/15	Net income earned from affiliate for the year ended 07/31/15
UBS Private Money Market Fund LLC	$1,125,765	$186,314,887	$172,996,409	$14,444,243	$825

17  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

18  Payments made or received are based on the notional amount.

19  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index

20  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

21  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance (unaudited)

For the 12 months ended July 31, 2015, the Portfolio's Class P shares gained 2.39% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Municipal 3-15 Year Blend Index (the "benchmark") rose 2.87%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of 2.15%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 90. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-advisor's comments2

(Please note that while the sub-advisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period. The primary drivers of performance were positive contributions from both sector allocation and security selection. Our interest rate strategy produced mixed results, as a favorable yield curve allocation was mitigated by the negative impact from having a modestly long duration posture.

From a sector standpoint, our preference for revenue bonds contributed to results. Amid an environment of relatively low volatility and tightening credit spreads, tactical sector positioning toward a more defensive stance was additive to performance. In particular, an emphasis on some of the more liquid, higher grade revenue sectors, such as essential service water/sewer and special tax bonds was rewarded. A mitigating factor was being overweight education bonds as they lagged the benchmark amid heavy issuance. Security selection was favorable for returns, led by modest exposure to Detroit sewer revenue bonds that were secured by dedicated income streams covering a large and diverse geographic region. Limited exposure to lower yielding and shorter maturity pre-refunded bonds was also beneficial for results given their underperformance versus the benchmark.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Sub-Advisor:

Standish Mellon Asset Management Company LLC ("Standish")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Sub-advisor's comments – concluded

Fundamental municipal credit conditions continued to be strong, as state and local tax revenues showed steady growth and state net tax-supported debt declined. Credit headlines were dominated, however, by negative news from Puerto Rico and Chicago, both situations that we view as not systemic to the broader municipal market. The Portfolio benefited from removing exposure to general obligation credits with higher debt and pension liabilities, such as Illinois, New Jersey and Chicago, given our expectations for rating and price downside. Maintaining a higher quality bias with underweight exposure to A-rated and BBB-rated bonds, which performed well versus the higher grade AA-rated and AAA-rated segments, was a modest detractor from performance.

Our interest rate strategy results were mixed during the reporting period. Our duration posture was slightly longer than the benchmark which hurt returns as shorter maturity interest rates drifted higher amid relatively heavy supply and growing expectations of Federal Reserve Board rate hikes. From a yield curve perspective, we focused new purchases on the 10- to-15-year maturity range driving a modest overweight in this portion of the yield curve. This proved to be positive as this area performed well versus shorter maturity bonds. Maintaining a yield or income advantage versus the benchmark, helped by heavier exposure to longer bonds, was also key a driver of performance.

No derivatives were used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Municipal Fixed Income Investments Class P shares versus the Barclays US Municipal 3-15 Year Blend Index over the 10 years ended July 31, 2015. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.07%	3.23%	3.63%
Class C2	1.55	2.71	3.11
Class Y3	2.32	3.49	3.89
Class P4	2.39	3.49	3.89
After deducting maximum sales charge
Class A1	(2.52)	2.29	3.15
Class C2	0.80	2.71	3.11
Barclays US Municipal 3-15 Year Blend Index[5]	2.87	3.91	4.53
Lipper Intermediate Municipal Debt Funds median	2.15	3.28	3.72

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.44%	3.39%	3.49%
Class C2	0.93	2.87	2.97
Class Y3	1.69	3.65	3.75
Class P4	1.70	3.63	3.75
After deducting maximum sales charge
Class A1	(3.11)	2.45	3.02
Class C2	0.19	2.87	2.97

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—0.92% and 0.90%; Class C—1.43% and 1.40%; Class Y—0.72% and 0.65%; and Class P—0.68% and 0.65%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) could not exceed Class A—0.90%; Class C—1.40%; Class Y—0.65%; and Class P—0.65%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/15
Weighted average duration	5.0 yrs.
Weighted average maturity	8.7 yrs.
Average coupon	5.00%
Net assets (mm)	$409.5
Number of holdings	169
Portfolio composition[1]	07/31/15
Municipal bonds and notes	99.0%
Tax-free money market fund	0.5
Cash equivalents and other assets less liabilities	0.5
Total	100.0%
Sectors[1]	07/31/15
Revenue	57.9%
General obligations	20.9
Lease revenue/special revenue	16.5
Pre-refunded	4.7
Total	100.0%
Top five states[1]	07/31/15
Texas	13.1%
California	12.2
New York	11.3
Illinois	10.8
Florida	5.6
Total	53.0%
Quality diversification[1,2]	07/31/15
AAA and agency backed securities	11.6%
AA	47.9
A	28.1
BBB	3.1
Non-rated	8.3
Tax-free money market fund	0.5
Cash equivalents and other assets less liabilities	0.5
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2015. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
Municipal bonds and notes—99.04%
Alabama—0.55%
Birmingham Waterworks Board Water Revenue Series A (Assured Guaranty Insured) 5.000%, due 01/01/24	$2,005,000	$2,268,658
Arizona—0.42%
Pima County Sewer Revenue System (AGM Insured) 5.000%, due 07/01/23	1,500,000	1,716,900
Arkansas—0.68%
University of Arkansas, (Fayetteville Campus), Series A 5.000%, due 11/01/29	1,385,000	1,613,317
5.000%, due 11/01/30	1,000,000	1,160,460
		2,773,777
California—12.18%
California State 5.000%, due 08/01/19	3,000,000	3,196,500
5.000%, due 09/01/23	1,000,000	1,196,470
5.000%, due 12/01/24	2,000,000	2,417,140
5.000%, due 09/01/25	1,725,000	1,932,293
5.250%, due 10/01/20	1,000,000	1,168,100
5.500%, due 04/01/21	3,000,000	3,474,210
California State Department of Water Resources Power Supply Revenue Prerefunded Series H (AGM Insured) 5.000%, due 05/01/22	1,000,000	1,113,820
Series L 5.000%, due 05/01/17	1,000,000	1,077,880
Unrefunded Series H (AGM Insured) 5.000%, due 05/01/22	400,000	444,768
California State Economic Recovery Refunding Series A 5.000%, due 07/01/20	3,000,000	3,461,010
California State Public Works Board Lease Revenue (Judicial Council Project), Series A 5.000%, due 03/01/24	1,750,000	2,075,097
California State Public Works Board Lease Revenue Refunding Series H 5.000%, due 12/01/23	2,705,000	3,282,166
California Statewide Communities Development Authority Revenue Kaiser Permanente Series A 5.000%, due 04/01/19	3,000,000	3,422,220
California Statewide Communities Development Authority Revenue St. Joseph Series F (AGM Insured) 5.250%, due 07/01/18	1,500,000	1,669,935
	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
Los Angeles Department of Airports (Los Angeles International Airport) Series A 5.000%, due 05/15/32[1]	$2,000,000	$2,246,360
Los Angeles Department of Water & Power Revenue Power Systems Series B 5.000%, due 07/01/25	5,000,000	5,840,700
North Natomas Community Facilities District No. 4 Special Tax Series E 5.000%, due 09/01/19	1,385,000	1,564,316
Northern California Power Agency Refunding (Hydroelectric Project 1), Series A 5.000%, due 07/01/28	1,845,000	2,101,695
Orange County Transportation Authority Toll Road Revenue Refunding (Senior Lien 91 Express Lanes) 5.000%, due 08/15/29	1,000,000	1,146,520
San Diego Public Facilities Financing Authority Sewer Revenue Senior Series A 5.000%, due 05/15/25	2,500,000	2,842,025
Stockton Unified School District (AGM Insured) 5.000%, due 07/01/23	1,270,000	1,484,579
University of California Revenue Prerefunded General Series Q 5.250%, due 05/15/23	2,390,000	2,611,362
Unrefunded General Series Q 5.250%, due 05/15/23	110,000	120,005
		49,889,171
Colorado—3.12%
Colorado Health Facilities Authority Revenue Boulder Community Hospital Project Series A 4.000%, due 10/01/18	1,500,000	1,624,245
Denver City & County Airport Revenue Series A 5.500%, due 11/15/19[1]	2,500,000	2,913,850
Subseries A 5.500%, due 11/15/26[1]	7,000,000	8,240,400
		12,778,495
Connecticut—0.53%
Hartford County Metropolitan District Revenue (Green Bonds) Series A 5.000%, due 11/01/29	1,870,000	2,186,516

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
Municipal bonds and notes—(continued)
District of Columbia—0.57%
Metropolitan Washington, Airport Authority Airport System Revenue Series A 5.000%, due 10/01/22[1]	$2,000,000	$2,321,860
Florida—5.59%
Broward Port Facilities Revenue Refunding Series B 5.000%, due 09/01/21[1]	2,000,000	2,306,080
Citizens Property Insurance Corp. Revenue Series A-1 5.000%, due 06/01/25	10,000,000	11,810,700
Florida State Board of Education Lottery Revenue Refunding Series E 5.000%, due 07/01/19	1,000,000	1,145,370
Florida State Municipal Power Agency Revenue All Requirements Power Series A 5.250%, due 10/01/20	1,555,000	1,787,737
5.250%, due 10/01/21	2,000,000	2,249,360
JEA Electric System Revenue Series A 5.000%, due 10/01/24	1,200,000	1,426,176
Lakeland Energy System Revenue Refunding Series B (AGM Insured) 5.000%, due 10/01/17	2,000,000	2,180,040
		22,905,463
Georgia—1.03%
Atlanta Development Authority Revenue Senior Lien Series A-1 5.000%, due 07/01/32	2,000,000	2,247,700
Municipal Electric Authority of Georgia Project One Subseries D 5.750%, due 01/01/19	1,750,000	1,988,175
		4,235,875
Illinois—10.85%
Chicago O'Hare International Airport Revenue Refunding General Senior Lien Series A 5.000%, due 01/01/18[1]	2,000,000	2,166,500
Chicago O'Hare International Airport Revenue Refunding General Third Lien Series B (NATL-RE Insured) 5.250%, due 01/01/18	1,000,000	1,096,170
Chicago O'Hare International Airport Revenue Series A 5.000%, due 01/01/23[1]	1,150,000	1,286,160
Chicago Park District Refunding Limited Tax Series C 5.000%, due 01/01/27	1,625,000	1,747,314
Chicago Wastewater Transmission Revenue Second Lien 5.000%, due 01/01/25	1,000,000	1,097,040
	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	$5,180,000	$5,825,739
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (AGM Insured) 5.150%, due 01/01/19	2,000,000	2,235,840
Illinois Finance Authority Revenue Advocate Health Care Network 5.000%, due 06/01/27	3,000,000	3,436,260
Illinois Finance Authority Revenue University of Chicago Series A 5.000%, due 10/01/29	2,440,000	2,733,190
Illinois Health Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	290,000	309,508
Illinois Toll Highway Authority Toll Highway Revenue Refunding Senior Series A-1 5.000%, due 01/01/25	1,250,000	1,407,750
Railsplitter Tobacco Settlement Authority 5.500%, due 06/01/23	6,115,000	7,063,253
6.000%, due 06/01/28	2,500,000	2,942,275
Regional Transportation Authority Series A (AGM Insured) 5.750%, due 06/01/18	3,000,000	3,390,900
Springfield Electric Revenue Senior Lien Electric 5.000%, due 03/01/16	2,000,000	2,050,800
University of Illinois (Auxiliary Facilities System), Series A 5.000%, due 04/01/27	4,000,000	4,508,400
University of Illinois, Series A 5.000%, due 04/01/30	1,000,000	1,119,190
		44,416,289
Indiana—1.78%
Indiana Finance Authority Revenue Refunding (Stadium Project) Series A 5.250%, due 02/01/35	1,000,000	1,142,960
Indiana University Revenues Student Fees Series S 5.000%, due 08/01/19	1,185,000	1,326,110
Indianapolis Local Public Improvement Bond Bank Airport Authority Series F (AMBAC Insured) 5.000%, due 01/01/22[1]	2,450,000	2,546,162
Richmond Hospital Authority Revenue Refunding Reid Hospital & Health Care Series A 5.000%, due 01/01/30	2,055,000	2,281,256
		7,296,488

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
Municipal bonds and notes—(continued)
Kansas—0.42%
Kansas State Department of Transportation Highway Revenue Refunding (Libor Index), Series B-5 0.525%, due 09/01/19[2]	$1,750,000	$1,731,153
Kentucky—0.59%
Pikeville Hospital Revenue Refunding & Improvement (Pikeville Medical Center) 6.000%, due 03/01/22	2,055,000	2,433,736
Louisiana—2.71%
East Baton Rouge Sewerage Commission Revenue Refunding Series B 5.000%, due 02/01/28	1,000,000	1,167,480
New Orleans Aviation Board Revenue Series B (AGM Insured) 5.000%, due 01/01/28[1]	1,500,000	1,708,830
State of Louisiana State Highway Improvement Revenue Series A 5.000%, due 06/15/29	3,500,000	4,059,335
Tobacco Settlement Funding Corp., (Asset-Backed Refunding Bonds), Series A 5.000%, due 05/15/27	4,000,000	4,162,440
		11,098,085
Maryland—1.42%
Maryland Health & Higher Educational Facilities Authority Revenue Peninsula Regional Medical Center 5.000%, due 07/01/32	1,500,000	1,649,310
State of Maryland Second Series C 5.250%, due 08/01/20	3,500,000	4,161,710
		5,811,020
Massachusetts—4.87%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Notes (Accelerated Bridge Program), Series A, 5.000%, due 06/15/23	2,500,000	2,974,950
Massachusetts Development Finance Agency Revenue Unrefunded- Partners Healthcare System 5.000%, due 07/01/19	475,000	513,081
Massachusetts Educational Financing Authority Series K 5.000%, due 07/01/22[1]	2,500,000	2,796,950
Massachusetts Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology Series M 5.250%, due 07/01/29	1,000,000	1,291,470
	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—(concluded)
Massachusetts State College Building Authority Revenue Refunding Series B 5.000%, due 05/01/29	$2,500,000	$2,839,325
Massachusetts State School Building Authority Dedicated Sales Tax Revenue Series B 5.000%, due 08/15/28	3,000,000	3,541,050
Massachusetts State Series B 5.000%, due 08/01/22	5,000,000	5,995,500
		19,952,326
Michigan—3.77%
Detroit Sewer Disposal Revenue Senior Lien Series A (AGM Insured) 5.250%, due 07/01/19	2,500,000	2,828,775
Michigan State Finance Authority Revenue Refunding (Beaumont Health Credit Group) 5.000%, due 08/01/33	2,415,000	2,649,593
Michigan State Finance Authority Revenue Refunding (Detroit School District), Series A 5.000%, due 05/01/22	1,485,000	1,708,626
Michigan State Finance Authority Revenue Refunding (Unemployment Obligation Assessment), Series B 5.000%, due 07/01/21	4,000,000	4,455,280
Michigan State Finance Authority Revenue Refunding Senior Lien (Detroit Water And Sewerage), Series C-3 (AGM Insured) 5.000%, due 07/01/30	1,500,000	1,664,955
Wayne County Airport Authority Revenue Refunding Detroit Metropolitan Airport Series A 5.000%, due 12/01/16[1]	1,500,000	1,582,470
Series D 5.000%, due 12/01/17	510,000	555,518
		15,445,217
Missouri—3.68%
City of Kansas City, Missouri Airport Revenue Series A 5.000%, due 09/01/23[1]	5,000,000	5,657,000
Missouri Joint Municipal Electric Utility Commission Revenue Refunding Prairie State Project Series A 5.000%, due 12/01/25	2,300,000	2,727,501
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Coxhealth Series A 5.000%, due 11/15/34	2,000,000	2,227,940

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
Municipal bonds and notes—(continued)
Missouri—(concluded)
Missouri State Health & Educational Facilities Authority Health Facilities Revenue SSM Health Care Series A 5.000%, due 06/01/27	$1,500,000	$1,738,170
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems Series A (AGM Insured) 5.000%, due 11/15/17	2,500,000	2,728,825
		15,079,436
Nebraska—2.14%
City of Lincoln, Nebraska Electric System Revenue 5.000%, due 09/01/22	3,790,000	4,541,065
Nebraska Public Power District Series A-1 5.000%, due 01/01/30	1,245,000	1,441,274
Public Power Generation Agency Revenue Refunding Whelan Energy Center Unit 2 Series A 5.000%, due 01/01/30	2,500,000	2,787,925
		8,770,264
Nevada—1.75%
Las Vegas Valley Water District Refunding & Improvement Series A 5.000%, due 02/01/17	1,500,000	1,598,670
Las Vegas Valley Water District Refunding Series A 5.000%, due 06/01/21	2,000,000	2,363,940
Las Vegas Valley Water District Series B 5.000%, due 06/01/25	2,700,000	3,201,633
		7,164,243
New Jersey—2.18%
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co. Series C 5.100%, due 06/01/23[1]	1,000,000	1,111,400
New Jersey Health Care Facilities Financing Authority Revenue Refunding (Virtua Health) 5.000%, due 07/01/25	1,500,000	1,736,775
New Jersey State Higher Education Assistance Authority Revenue, Series 1A 5.000%, due 12/01/18[1]	1,000,000	1,099,810
Series 1A 5.000%, due 12/01/21[1]	2,550,000	2,876,017
	Face amount	Value
Municipal bonds and notes—(continued)
New Jersey—(concluded)
Rutgers State University Revenue Series J 5.000%, due 05/01/19	$1,860,000	$2,113,258
		8,937,260
New Mexico—0.92%
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue Subseries B 0.775%, due 02/01/19[2]	1,000,000	998,770
0.875%, due 11/01/39[2]	2,750,000	2,755,087
		3,753,857
New York—11.31%
Metropolitan Transportation Authority New York Dedicated Tax Fund Subseries B-1 5.000%, due 11/15/29	2,500,000	2,872,325
Metropolitan Transportation Authority Revenue Transportation Series B 5.000%, due 11/15/27	2,090,000	2,424,107
Series D 5.000%, due 11/15/23	1,400,000	1,527,316
Series G 5.000%, due 11/15/18	2,500,000	2,816,650
New York City Health & Hospital Corp. Revenue Health System Series A 5.000%, due 02/15/22	3,500,000	3,994,655
New York City Municipal Finance Authority Water & Sewer Systems Revenue Refunding Series DD 5.000%, due 06/15/29	1,500,000	1,756,335
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue (Second General Resolution) Series HH 5.000%, due 06/15/29	2,500,000	2,870,600
New York City Series B 5.000%, due 08/01/17	1,750,000	1,898,505
Series E 5.000%, due 08/01/24	3,065,000	3,619,367
Series H 5.000%, due 08/01/25	2,990,000	3,543,509
New York City Transitional Finance Authority Future Tax Secured Revenue Series B 5.000%, due 02/01/23	2,500,000	2,899,825
Subseries I 5.000%, due 05/01/23	2,435,000	2,922,877

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
New York State Dorm Authority State Personal Income Tax Revenue General Purpose Series C 5.000%, due 03/15/25	$2,320,000	$2,716,302
New York State Thruway Authority General Revenue Junior Indebtedness Series A 5.000%, due 05/01/19	3,000,000	3,406,140
New York State Thruway Authority General Revenue Series I 5.000%, due 01/01/20	1,500,000	1,724,220
Port Authority of New York & New Jersey Revenue Consolidated (One Hundred Eighty-Fifth) 5.000%, due 09/01/22[1]	2,400,000	2,801,352
Tobacco Settlement Funding Corp., (Asset-Backed Revenue Bonds), Series B 5.000%, due 06/01/20	1,000,000	1,039,680
Triborough Bridge & Tunnel Authority Revenue Subseries 2003B-2 0.475%, due 01/01/33[2]	1,500,000	1,481,760
		46,315,525
North Carolina—0.88%
North Carolina Capital Improvement Obligations Series C 5.000%, due 05/01/30	1,000,000	1,156,590
University of North Carolina Chapel Hill Revenue Series A 5.000%, due 12/01/27	2,160,000	2,460,391
		3,616,981
Ohio—0.82%
Kent State University Revenue General Receipts Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	3,000,000	3,371,700
Pennsylvania—2.40%
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,128,140
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue Series B 5.000%, due 01/01/22	1,750,000	1,886,815
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding Philadelphia Funding Program 5.000%, due 06/15/17	2,000,000	2,161,220
	Face amount	Value
Municipal bonds and notes—(continued)
Pennsylvania—(concluded)
Pennsylvania State Higher Educational Facilities Authority Revenue University of Pennsylvania Series A 5.000%, due 09/01/17	$1,150,000	$1,248,980
Philadelphia School District Refunding Series E 5.000%, due 09/01/18	1,000,000	1,105,680
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project Series B 5.500%, due 09/15/21	2,000,000	2,289,920
		9,820,755
Rhode Island—1.03%
Rhode Island Health & Educational Building Corp. Higher Educational Facilities Revenue (Brown University) 5.000%, due 09/01/22	3,500,000	4,198,705
South Carolina—1.25%
Columbia Waterworks & Sewer Systems Refunding 5.000%, due 02/01/28	2,500,000	2,855,875
Richland County School District No. 002 Series A (SCSDE Insured) 5.000%, due 02/01/21	2,000,000	2,269,900
		5,125,775
Tennessee—1.42%
Metropolitan Government of Nashville & Davidson County, Series D 5.000%, due 07/01/23	5,000,000	5,802,000
Texas—13.07%
Arlington Independent School District School Building Bond Series A (PSF-GTD) 5.000%, due 02/15/25	1,400,000	1,654,814
5.000%, due 02/15/26	1,295,000	1,517,287
Central Texas Turnpike System Series C 5.000%, due 08/15/31	2,000,000	2,201,400
City of Brownsville, Texas Utilities System Revenue Series A 5.000%, due 09/01/28	2,225,000	2,533,118
Clifton Higher Education Finance Corp. Revenue Refunding Idea Public Schools (PSF-GTD) 5.000%, due 08/15/28	1,100,000	1,279,905
Cypress-Fairbanks Independent School District (PSF-GTD) 5.000%, due 02/15/25	2,500,000	2,955,975
Dickinson Independent School District (PSF-GTD) 5.000%, due 02/15/30	2,500,000	2,890,450

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(continued)
EL Paso County Hospital District 5.000%, due 08/15/29	$2,000,000	$2,176,440
Harris County Hospital District Revenue Refunding Senior Lien Series A (NATL-RE Insured) 5.000%, due 02/15/18	1,675,000	1,767,594
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Contractual Obligations 5.000%, due 11/01/23	2,000,000	2,410,240
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Series A 5.000%, due 11/01/29	2,000,000	2,302,640
Harris County-Houston Sports Authority Revenue Refunding Senior Lien Series A 5.000%, due 11/15/29	1,000,000	1,131,580
Houston Utility System Revenue First Lien Series D 5.000%, due 11/15/29	2,000,000	2,308,120
Love Field Airport Modernization Corp. General Airport Revenue 5.000%, due 11/01/35[3]	1,700,000	1,876,324
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	1,765,000	1,959,168
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (AGM Insured) 5.000%, due 09/01/21	1,450,000	1,564,071
5.000%, due 09/01/22	1,400,000	1,510,138
North Texas Tollway Authority Revenue Refunding Series A 5.000%, due 01/01/31	2,750,000	3,052,775
5.000%, due 01/01/34	2,775,000	3,045,673
San Antonio Texas Refunding & Improvement 5.000%, due 02/01/20	4,370,000	5,070,817
Socorro Independent School District Refunding Series A (PSF-GTD) 5.000%, due 08/15/28	3,885,000	4,574,432
Texas Transportation Commission State Highway Fund Revenue Refunding First Tier 5.000%, due 10/01/26	1,905,000	2,351,303
University of Texas University Revenues Refunding Financing System Series D Unrefunded Balance 5.000%, due 08/15/17	195,000	208,079
	Face amount	Value
Municipal bonds and notes—(concluded)
Texas—(concluded)
West Travis County Public Utility Agency Revenue 5.500%, due 08/15/24	$1,000,000	$1,174,100
		53,516,443
Utah—0.40%
Intermountain Power Agency Power Supply Revenue Refunding Subseries A 5.000%, due 07/01/17	1,500,000	1,621,980
Washington—2.54%
Energy Northwest Electric Revenue Unrefunded (Columbia Station), Series A 5.000%, due 07/01/23	1,715,000	1,787,270
Port of Seattle Revenue Refunding 5.500%, due 12/01/22[1]	500,000	590,545
Port of Seattle Revenue Series C 5.000%, due 04/01/32[1,3]	1,955,000	2,146,179
Seattle Municipal Lighting & Power Revenue Refunding & Improvement Series A 5.000%, due 02/01/22	2,500,000	2,926,750
Washington State Series A-Various Purpose 5.000%, due 07/01/20	2,625,000	2,932,493
		10,383,237
Wisconsin—2.17%
Wisconsin Health & Educational Facilities Authority Revenue (Aspirus, Inc. Obligated Group) 5.000%, due 08/15/27	1,000,000	1,126,890
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care, Inc.) Series A 5.125%, due 04/15/31	3,000,000	3,301,080
Wisconsin Health & Educational Facilities Authority Revenue (Unitypoint Health) Series A 5.000%, due 12/01/26	1,175,000	1,357,383
WPPI Energy Power Supply Revenue Series A 5.000%, due 07/01/32	2,760,000	3,096,748
		8,882,101
Total municipal bonds and notes (cost—$391,609,986)		405,621,291

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
Tax-free money market fund—0.45%
State Street Institutional Tax Free Money Market Fund (cost—$1,851,928)	$1,851,948	$1,851,928
Total investments (cost—$393,461,914)—99.49%		407,473,219
Other assets in excess of liabilities—0.51%		2,075,400
Net assets—100.00%		$409,548,619

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Aggregate cost for federal income tax purposes was $393,461,914; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$15,599,504
Gross unrealized depreciation	(1,588,199)
Net unrealized appreciation	$14,011,305

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$405,621,291	$—	$405,621,291
Tax-free money market fund	—	1,851,928	—	1,851,928
Total	$—	$407,473,219	$—	$407,473,219

At July 31, 2015 there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security subject to Alternative Minimum Tax.

2  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2015 and changes periodically.

3  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance (unaudited)

For the 12 months ended July 31, 2015, the Portfolio's Class P shares declined 4.99% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays Global Aggregate ex US Index (the "benchmark") fell 12.13%, the Barclays Global Aggregate ex USD 50% Hedged Index declined 4.11% and the Lipper International Income Funds category posted a median return of -8.61%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 102. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-advisor's comments2

The Portfolio outperformed its benchmark during the reporting period. Over the period, the investment environment for developed market sovereign bonds was generally favorable, as lackluster global growth, particularly in emerging market economies, put downward pressure on commodity prices and inflation expectations. Most central banks remained very accommodative and further eased monetary policy in many jurisdictions during the fourth quarter of 2014 and the first quarter of 2015. Most notable was the European Central Bank, which embarked on a program of quantitative easing in January 2015.

Against this backdrop, the Portfolio's return was negatively impacted by the bias to be underweight duration over some of the reporting period. In relative value terms, an overweight to peripheral European bonds contributed to returns overall. The only exception was during the second quarter of 2015, when uncertainties regarding Greece's debt repayments and likelihood of default put pressure on Italian and Spanish bonds.

In currencies, our long US dollar bias was rewarded as the US economy experienced relatively stronger growth than other regions. The US dollar was particularly attractive given a sharp decline in many emerging market and commodity exporting economies. Within credit, our preference to own financials over industrial securities was positive for performance.

PACE Select Advisors Trust – PACE International Fixed Income Investments

Investment Sub-Advisor:

Rogge Global Partners plc ("Rogge Global Partners")

Portfolio Managers:

Olaf Rogge, John Graham, Malie Conway, David Jacob and Jonathan Griggs

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio's assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Sub-advisor's comments – concluded

We utilized derivatives in the Portfolio, mainly interest rate futures and forward foreign exchange contracts. This allowed the Portfolio to take positions in various government bond markets, hedge interest rate exposure and take long and short positions in currencies. Overall, the use of derivatives was beneficial to the Portfolio during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Fixed Income Investments Class P shares versus the Barclays Global Aggregate ex US Index and the Barclays Global Aggregate ex USD 50% Hedged Index over the 10 years ended July 31, 2015. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(5.17)%	0.81%	2.91%
Class C2	(5.55)	0.34	2.42
Class Y3	(5.00)	1.01	3.19
Class P4	(4.99)	1.02	3.15
After deducting maximum sales charge
Class A1	(9.44)	(0.12)	2.44
Class C2	(6.24)	0.34	2.42
Barclays Global Aggregate ex US Index[5]	(12.13)	0.06	2.89
Barclays Global Aggregate ex USD 50% Hedged Index[6]	(4.11)	2.09	3.67
Lipper International Income Funds median	(8.61)	1.47	3.56

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(5.67)%	1.82%	2.81%
Class C2	(6.04)	1.35	2.32
Class Y3	(5.50)	2.02	3.09
Class P4	(5.49)	2.03	3.05
After deducting maximum sales charge
Class A1	(9.90)	0.89	2.34
Class C2	(6.73)	1.35	2.32

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.28% and 1.22%; Class C—1.76% and 1.70%; Class Y—1.07% and 1.00%; and Class P—1.10% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 30, 2015 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners plc, the Portfolio's investment sub-advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.25%; Class C—1.75%; Class Y—1.00%; and Class P—1.00%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays Global Aggregate ex US Index is an unmanaged index which provides a broad-based measure of the global investment grade fixed income markets excluding the US dollar denominated debt market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and investment grade 144A index-eligible securities not already in the three regional aggregate indices. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Barclays Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/15
Weighted average duration	6.2 yrs.
Weighted average maturity	10.0 yrs.
Average coupon	3.55%
Net assets (mm)	$554.4
Number of holdings	193
Portfolio composition[1]	07/31/15
Long-term global debt securities	95.6%
US government obligation	2.0
Futures and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	2.5
Total	100.0%
Quality diversification[1,2]	07/31/15
AAA	6.3%
AA	7.4
A	23.0
BBB	21.6
BB	3.7
B	0.7
Non-rated	34.9
Futures and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	2.5
Total	100.0%
Top five countries of incorporation[1]	07/31/15
United States	24.5%
United Kingdom	11.6
Japan	11.3
Italy	9.6
Spain	8.3
Total	65.3%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2015. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount		Value
Long-term global debt securities—95.62%
Australia—0.74%
Australia & New Zealand Banking Group Ltd. 5.125%, due 09/10/19[1]	EUR	1,800,000	$2,314,046
Westpac Banking Corp. 3.625%, due 02/28/23[1,2]	USD	1,750,000	1,799,660
			4,113,706
Belgium—1.53%
Anheuser-Busch InBev SA 6.500%, due 06/23/17[1]	GBP	1,400,000	2,384,310
Belgium Government Bond 4.250%, due 09/28/22[1]	EUR	4,400,000	6,112,380
			8,496,690
Canada—3.57%
Canadian Government Bond 5.750%, due 06/01/33	CAD	7,960,000	9,516,882
Cards II Trust 3.333%, due 05/15/16	CAD	2,300,000	1,791,621
Royal Bank of Canada 1.400%, due 10/13/17	USD	2,450,000	2,446,935
Toronto-Dominion Bank 1.400%, due 04/30/18	USD	6,050,000	6,028,244
			19,783,682
Denmark—0.41%
Denmark Government Bond 1.500%, due 11/15/23	DKK	14,450,000	2,282,364
Dominican Republic—0.14%
Dominican Republic International Bond 5.500%, due 01/27/25[1]	USD	750,000	752,812
Finland—0.46%
Finland Government Bond 3.500%, due 04/15/21[1]	EUR	1,950,000	2,538,545
France—8.19%
BNP Paribas Home Loan SFH SA 2.200%, due 11/02/15[3]	USD	2,400,000	2,408,784
BNP Paribas SA 2.375%, due 09/14/17[4]	USD	5,700,000	5,795,680
4.250%, due 10/15/24	USD	2,950,000	2,948,519
Crown European Holdings SA 4.000%, due 07/15/22[1]	EUR	500,000	568,345
Electricite de France SA 2.750%, due 03/10/23[1]	EUR	2,900,000	3,534,724
4.250%, due 01/29/20[1,2,5]	EUR	1,100,000	1,294,443
France Government Bond 2.250%, due 05/25/24[1]	EUR	7,750,000	9,587,118
3.250%, due 10/25/21[1]	EUR	5,200,000	6,721,790
4.750%, due 04/25/35[1]	EUR	3,300,000	5,554,316
Numericable-SFR 5.375%, due 05/15/22[1]	EUR	950,000	1,085,072
	Face amount		Value
Long-term global debt securities—(continued)
France—(concluded)
Republic of France 4.000%, due 04/25/55[1]	EUR	450,000	$772,834
Societe Generale SA 2.750%, due 10/12/17	USD	4,150,000	4,247,069
5.200%, due 04/15/21[1]	USD	800,000	897,737
			45,416,431
Germany—1.53%
Bundesrepublik Deutschland 5.500%, due 01/04/31[1]	EUR	3,450,000	6,225,117
Trionista Holdco GmbH 5.000%, due 04/30/20[1]	EUR	800,000	909,351
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 3.500%, due 01/15/27[3]	EUR	200,000	211,468
4.000%, due 01/15/25[1]	EUR	1,000,000	1,120,216
			8,466,152
Indonesia—0.45%
Indonesia Government International Bond 3.375%, due 04/15/23[1]	USD	2,600,000	2,466,750
Ireland—0.88%
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 4.250%, due 01/15/22[3]	EUR	1,000,000	1,106,970
German Residential Funding PLC 1.138%, due 08/27/24[1,2]	EUR	1,875,890	2,075,649
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[1]	EUR	1,350,000	1,675,758
			4,858,377
Italy—9.60%
Assicurazioni Generali SpA 2.875%, due 01/14/20[1]	EUR	100,000	118,321
Buoni Poliennali Del Tesoro 4.500%, due 02/01/20[1]	EUR	7,200,000	9,233,476
4.750%, due 09/01/21	EUR	3,700,000	4,920,932
Enel SpA 6.500%, due 01/10/74[1,2]	EUR	900,000	1,098,369
Intesa Sanpaolo SpA 4.375%, due 10/15/19[1]	EUR	1,200,000	1,486,662
Italy Buoni Poliennali Del Tesoro 1.500%, due 06/01/25	EUR	6,800,000	7,285,404
3.250%, due 09/01/46[1]	EUR	1,600,000	1,915,391
3.750%, due 09/01/24	EUR	2,000,000	2,563,532
4.500%, due 03/01/24	EUR	4,950,000	6,654,124
4.750%, due 09/15/16	EUR	7,050,000	8,149,002
4.750%, due 09/01/44[1]	EUR	1,400,000	2,127,706
5.000%, due 09/01/40[1]	EUR	4,000,000	6,169,471

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount		Value
Long-term global debt securities—(continued)
Italy—(concluded)
UniCredit SpA 3.375%, due 01/11/18[1]	EUR	1,300,000	$1,515,961
			53,238,351
Japan—11.26%
Development Bank of Japan 2.300%, due 03/19/26	JPY	500,000,000	4,797,906
Government of Japan 2.200%, due 09/20/26	JPY	1,016,100,000	9,705,155
2.300%, due 06/20/35	JPY	1,177,000,000	11,386,040
2.300%, due 12/20/36	JPY	480,000,000	4,641,517
Japan Government Thirty Year Bond 2.000%, due 09/20/41	JPY	882,600,000	8,121,188
Japan Government Twenty Year Bond 2.100%, due 09/20/29	JPY	891,200,000	8,517,293
Mizuho Bank Ltd. 1.300%, due 04/16/17[3]	USD	5,900,000	5,875,574
Sumitomo Mitsui Banking Corp. 1.950%, due 07/23/18	USD	800,000	802,136
3.200%, due 07/18/22	USD	2,600,000	2,610,413
The Bank of Tokyo-Mitsubishi UFJ Ltd. 1.450%, due 09/08/17[3]	USD	6,000,000	5,974,902
			62,432,124
Kazakhstan—0.20%
Kazakhstan Government International Bond 3.875%, due 10/14/24[1]	USD	1,200,000	1,110,000
Liberia—0.07%
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	USD	350,000	362,670
Luxembourg—1.25%
Actavis Funding SCS 3.450%, due 03/15/22	USD	4,350,000	4,279,047
Fiat Chrysler Finance Europe 4.750%, due 07/15/22[1]	EUR	100,000	117,073
KION Finance SA 6.750%, due 02/15/20[1]	EUR	950,000	1,101,504
Wind Acquisition Finance SA 4.000%, due 07/15/20[1]	EUR	1,250,000	1,401,986
			6,899,610
Malaysia—0.28%
Malaysia Government Bond, Series 0111 4.160%, due 07/15/21	MYR	5,800,000	1,546,869
Mexico—2.40%
Mexican Bonos 6.500%, due 06/10/21	MXN	48,430,000	3,141,539
6.500%, due 06/09/22	MXN	157,500,000	10,158,376
			13,299,915
	Face amount		Value
Long-term global debt securities—(continued)
Netherlands—4.60%
ABN AMRO Bank N.V. 4.250%, due 02/02/17[1]	USD	4,000,000	$4,160,632
6.375%, due 04/27/21[1]	EUR	1,100,000	1,484,655
Deutsche Telekom International Finance BV 2.250%, due 03/06/17[3]	USD	2,650,000	2,683,308
EDP Finance BV 4.125%, due 01/15/20[3]	USD	800,000	814,752
Enel Finance International N.V. 1.966%, due 01/27/25	EUR	1,014,000	1,136,820
5.000%, due 09/14/22[1]	EUR	1,100,000	1,501,637
ING Bank N.V. 3.750%, due 03/07/17[3]	USD	3,150,000	3,264,496
6.125%, due 05/29/23[2]	EUR	1,450,000	1,789,542
Linde Finance BV 3.125%, due 12/12/18	EUR	2,050,000	2,461,182
Netherlands Government Bond 4.000%, due 01/15/37[1]	EUR	1,900,000	3,152,963
Samvardhana Motherson Automotive Systems Group BV 4.125%, due 07/15/21[1]	EUR	1,050,000	1,169,769
Telefonica Europe BV 5.875%, due 03/31/24[1,2,5]	EUR	800,000	957,455
UPC Holding BV 6.750%, due 03/15/23[3]	EUR	750,000	901,938
			25,479,149
Norway—0.13%
DnB Bank ASA 4.375%, due 02/24/21[1]	EUR	570,000	740,939
Poland—0.22%
Poland Government Bond 5.750%, due 09/23/22	PLN	3,850,000	1,220,710
Romania—0.17%
Romanian Government International Bond 2.875%, due 10/28/24[1]	EUR	850,000	952,216
South Korea—2.13%
Korea Treasury Bond 3.000%, due 09/10/24	KRW	4,709,000,000	4,210,227
5.750%, due 09/10/18	KRW	7,924,710,000	7,568,456
			11,778,683
Spain—8.34%
BBVA Senior Finance SAU 2.375%, due 01/22/19[1]	EUR	2,000,000	2,319,619
Iberdrola Finanzas SAU 4.125%, due 03/23/20	EUR	1,800,000	2,270,152
Santander International Debt SAU 4.000%, due 01/24/20[1]	EUR	1,900,000	2,365,711
Spain Government Bond 1.600%, due 04/30/25[1]	EUR	5,600,000	6,012,279
3.800%, due 04/30/24[1]	EUR	2,150,000	2,746,947

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount		Value
Long-term global debt securities—(continued)
Spain—(concluded)
4.250%, due 10/31/16	EUR	7,600,000	$8,785,190
4.400%, due 10/31/23[1]	EUR	2,250,000	2,986,034
4.900%, due 07/30/40[1]	EUR	1,250,000	1,868,097
5.150%, due 10/31/44[1]	EUR	5,050,000	7,963,961
5.850%, due 01/31/22[1]	EUR	6,350,000	8,937,879
			46,255,869
Sweden—2.41%
Government of Sweden 3.500%, due 06/01/22	SEK	18,225,000	2,554,341
4.250%, due 03/12/19	SEK	14,830,000	1,992,576
Nordea Bank AB 3.125%, due 03/20/17[3]	USD	5,200,000	5,353,312
Swedbank AB 2.125%, due 09/29/17[3]	USD	3,450,000	3,484,655
			13,384,884
Switzerland—0.42%
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 03/26/20[3]	USD	2,350,000	2,337,061
United Kingdom—11.64%
Anglian Water Services Finance PLC 6.250%, due 06/27/16	EUR	1,900,000	2,197,270
AngloGold Ashanti Holdings PLC 8.500%, due 07/30/20[4]	USD	1,200,000	1,227,418
Arkle Master Issuer PLC 3.986%, due 08/17/17[1]	GBP	1,050,000	1,721,822
4.681%, due 02/17/17[1]	GBP	700,000	1,145,517
Barclays Bank PLC 5.140%, due 10/14/20	USD	1,100,000	1,205,903
BAT International Finance PLC 3.625%, due 11/09/21[1]	EUR	1,050,000	1,330,086
Coventry Building Society 2.250%, due 12/04/17[1]	EUR	4,200,000	4,792,675
HSBC Holdings PLC 4.250%, due 03/14/24	USD	2,700,000	2,747,790
Hutchison Whampoa International 14 Ltd. 1.625%, due 10/31/17[3]	USD	3,450,000	3,424,223
Imperial Tobacco Finance PLC 2.950%, due 07/21/20[3]	USD	4,100,000	4,082,546
Lloyds TSB Bank PLC 6.500%, due 03/24/20[1]	EUR	1,400,000	1,864,034
Penarth Master Issuer PLC 0.588%, due 05/18/19[2,3]	USD	3,300,000	3,290,582
Rio Tinto Finance USA PLC 2.000%, due 03/22/17	USD	1,550,000	1,559,915
Royal Bank of Scotland PLC 6.125%, due 01/11/21	USD	1,500,000	1,742,349
Silverstone Master Issuer PLC 0.953%, due 01/21/70[2,3]	GBP	1,400,000	2,184,730
5.063%, due 10/21/16[1]	GBP	1,300,000	2,118,301
	Face amount		Value
Long-term global debt securities—(continued)
United Kingdom—(concluded)
Taurus 2013 GMF1 PLC, Class A 1.038%, due 05/21/24[1,2]	EUR	1,158,823	$1,277,132
United Kingdom Gilt 3.250%, due 01/22/44[1]	GBP	4,600,000	8,178,694
4.500%, due 09/07/34[1]	GBP	6,800,000	13,954,725
United Kingdom Treasury Bonds 4.250%, due 12/07/55[1]	GBP	1,970,000	4,494,697
			64,540,409
United States—22.60%
ABB Treasury Center USA, Inc. 2.500%, due 06/15/16[3]	USD	2,350,000	2,381,882
Activision Blizzard, Inc. 5.625%, due 09/15/21[3]	USD	1,350,000	1,417,500
AES Corp. 3.283%, due 06/01/19[2]	USD	1,450,000	1,435,500
American Express Credit Corp. 2.375%, due 03/24/17	USD	7,400,000	7,529,034
American International Group, Inc. 4.875%, due 06/01/22	USD	1,150,000	1,270,950
AT&T, Inc. 1.300%, due 09/05/23	EUR	550,000	590,877
2.400%, due 03/15/24	EUR	900,000	1,041,059
2.500%, due 03/15/23	EUR	1,300,000	1,523,669
Bank of America Corp. 2.000%, due 01/11/18	USD	3,850,000	3,863,032
Branch Banking & Trust Co. 3.800%, due 10/30/26	USD	1,600,000	1,629,582
Capital One NA/Mclean VA 1.500%, due 09/05/17	USD	1,800,000	1,787,429
Caterpillar Financial Services Corp. 1.000%, due 03/03/17[4]	USD	2,900,000	2,897,744
CCO Holdings LLC/CCO Holdings Capital Corp. 6.625%, due 01/31/22	USD	950,000	1,003,438
CCO Safari II LLC 3.579%, due 07/23/20[3]	USD	1,150,000	1,153,397
Cigna Corp. 3.250%, due 04/15/25	USD	3,800,000	3,599,254
Cisco Systems, Inc. 1.100%, due 03/03/17	USD	2,800,000	2,809,867
Citigroup Commercial Mortgage Trust 2014-388G, Class A 0.937%, due 06/15/33[2,3]	USD	1,800,000	1,790,878
Citigroup, Inc. 2.150%, due 07/30/18	USD	1,050,000	1,053,524
Commercial Mortgage Pass-Through Certificates, Series 2012-9W57, Class A 2.365%, due 02/10/29[3]	USD	1,000,000	1,015,329

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Constellation Energy Group, Inc. 5.150%, due 12/01/20	USD	2,600,000	$2,875,930
CVS Health Corp. 2.800%, due 07/20/20	USD	4,150,000	4,186,732
Daimler Finance North America LLC 1.125%, due 03/10/17[3]	USD	2,850,000	2,835,781
DB Master Finance LLC, Series 2015-1A, Class A2I 3.262%, due 02/20/45[3]	USD	3,441,375	3,466,814
Duke Energy Corp. 2.100%, due 06/15/18	USD	550,000	556,310
3.050%, due 08/15/22	USD	1,150,000	1,142,661
Ford Credit Auto Owner Trust, Series 2014-2, Class A 2.310%, due 04/15/26[3]	USD	2,950,000	2,975,184
Ford Motor Credit Co. LLC 1.684%, due 09/08/17	USD	2,850,000	2,834,804
5.000%, due 05/15/18	USD	1,500,000	1,610,496
General Electric Capital Corp. 6.000%, due 08/07/19	USD	2,250,000	2,584,303
Glencore Funding LLC 2.125%, due 04/16/18[3,4]	USD	1,200,000	1,183,424
GRACE 2014-GRCE Mortgage Trust, Class A 3.369%, due 06/10/28[3]	USD	2,200,000	2,280,498
Hilton USA Trust, Series 2013-HLT[3] 2.662%, due 11/05/30	USD	2,980,000	2,986,639
International Lease Finance Corp. 8.875%, due 09/01/17[4]	USD	1,100,000	1,225,125
Jarden Corp. 3.750%, due 10/01/21[1]	EUR	1,100,000	1,242,578
JBS USA LLC/JBS USA Finance, Inc. 7.250%, due 06/01/21[1]	USD	750,000	785,625
JPMorgan Chase & Co. 1.350%, due 02/15/17	USD	1,750,000	1,751,619
3.125%, due 01/23/25	USD	4,350,000	4,181,742
Kraft Heinz Foods Co. 3.500%, due 07/15/22[3]	USD	1,000,000	1,008,438
Morgan Stanley 2.800%, due 06/16/20	USD	900,000	904,915
5.500%, due 07/28/21	USD	2,400,000	2,702,669
Morgan Stanley Capital I Trust 2014-CPT, Class A 3.350%, due 07/13/29[3]	USD	3,850,000	3,982,471
New York Life Global Funding 1.650%, due 05/15/17[3]	USD	2,700,000	2,726,430
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[3]	USD	1,348,000	1,482,646
	Face amount		Value
Long-term global debt securities—(concluded)
United States—(concluded)
PPG Industries, Inc. 0.875%, due 03/13/22	EUR	2,200,000	$2,350,896
PPL Capital Funding, Inc. 3.950%, due 03/15/24	USD	700,000	715,861
Prudential Financial, Inc. 3.500%, due 05/15/24	USD	2,950,000	2,931,542
Reliance Holding USA, Inc. 5.400%, due 02/14/22[3]	USD	2,300,000	2,502,974
Reynolds American, Inc. 2.300%, due 06/12/18	USD	350,000	353,107
Roche Holdings, Inc. 6.500%, due 03/04/21[1]	EUR	2,000,000	2,882,921
Sempra Energy 3.550%, due 06/15/24	USD	2,900,000	2,883,815
SunTrust Banks, Inc. 2.350%, due 11/01/18	USD	1,900,000	1,910,019
Synchrony Financial 1.875%, due 08/15/17[4]	USD	1,750,000	1,749,832
2.700%, due 02/03/20	USD	1,300,000	1,280,711
The Coca-Cola Co 0.217%, due 09/09/19[2]	EUR	1,200,000	1,317,425
The Goldman Sachs Group, Inc. 3.750%, due 05/22/25	USD	600,000	598,391
5.750%, due 01/24/22	USD	2,350,000	2,691,018
UnitedHealth Group, Inc. 2.700%, due 07/15/20	USD	1,450,000	1,466,913
2.750%, due 02/15/23	USD	1,500,000	1,444,857
Verizon Communications, Inc. 2.375%, due 02/17/22	EUR	800,000	939,607
Wells Fargo & Co. 4.100%, due 06/03/26	USD	3,950,000	3,971,950
			125,299,618
Total long-term global debt securities (cost—$559,230,530)			530,054,586
US government obligations—1.92%
US Treasury Notes 2.125%, due 06/30/22	USD	9,050,000	9,161,713
2.125%, due 05/15/25	USD	1,500,000	1,489,688
Total US government obligations (cost—$10,525,900)			10,651,401

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2015

	Face amount	Value
Repurchase agreement—0.74%
Repurchase agreement dated 07/31/15 with State Street Bank and Trust Co., 0.000% due 08/03/15, collateralized by $1,186,188 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22, $297,674 Federal National Mortgage Association obligations, 2.170% due 10/17/22 and $2,654,234 US Treasury Notes, 1.625% to 3.625% due 03/31/19 to 06/30/20; (value—$4,207,568); proceeds: $4,125,000 (cost—$4,125,000)	$4,125,000	$4,125,000
	Number of shares	Value
Investment of cash collateral from securities loaned—0.56%
Money market fund—0.56%
UBS Private Money Market Fund LLC[6] (cost—$3,074,700)	3,074,700	$3,074,700
Total investments (cost—$576,956,130)—98.84%		547,905,687
Other assets in excess of liabilities—1.16%		6,446,060
Net assets—100.00%		$554,351,747

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Aggregate cost for federal income tax purposes was $582,767,540; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$9,564,118
Gross unrealized depreciation	(44,425,971)
Net unrealized depreciation	$(34,861,853)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
87	AUD	Australian Bond 10 Year Futures	September 2015	$7,905,361	$8,126,678	$221,317
94	CAD	Canada Government Bond 10 Year Futures	September 2015	10,005,777	10,283,687	277,910
66	EUR	German Euro BOBL Futures	September 2015	9,390,463	9,445,460	54,997
3	EUR	German Euro Buxl 30 Year Futures	September 2015	485,994	513,981	27,987
609	EUR	German Euro Schatz Futures	September 2015	74,382,449	74,437,948	55,499
128	GBP	United Kingdom Long Gilt Bond Futures	September 2015	23,402,451	23,447,251	44,800
34	JPY	Japan Government Bond 10 Year Futures	September 2015	40,314,286	40,478,477	164,191
				$165,886,781	$166,733,482	$846,701
				Proceeds
Interest rate futures sell contracts:
73	EUR	German Euro Bund Futures	September 2015	$12,075,241	$12,378,602	$(303,361)
US Treasury futures sell contracts:
3	USD	US Long Bond Futures	September 2015	464,093	467,812	(3,719)
209	USD	US Treasury Note 2 Year Futures	September 2015	45,682,109	45,784,063	(101,954)
680	USD	US Treasury Note 5 Year Futures	September 2015	81,113,843	81,493,750	(379,907)
751	USD	US Treasury Note 10 Year Futures	September 2015	95,241,134	95,705,563	(464,429)
				$234,576,420	$235,829,790	$(1,253,370)
						$(406,669)

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2015

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	GBP	1,005,860	USD	1,570,148	08/13/15	$(552)
CITI	USD	187,470	DKK	1,266,774	08/13/15	(1,002)
CITI	USD	12,705,663	GBP	8,150,000	08/13/15	20,956
CITI	USD	1,569,468	GBP	1,005,860	10/14/15	573
CITI	USD	459,990	NZD	690,000	08/13/15	(4,859)
CITI	USD	1,075,050	SEK	9,230,000	08/13/15	(4,967)
CITI	USD	1,408,538	SGD	1,916,779	09/10/15	(12,900)
CSI	CAD	13,603,489	USD	10,495,710	08/13/15	94,985
CSI	EUR	834,302	CZK	22,900,000	09/10/15	12,179
CSI	NZD	1,784,421	USD	1,189,674	08/13/15	12,652
CSI	USD	10,495,710	CAD	13,609,367	10/14/15	(94,383)
CSI	USD	54,133,623	JPY	6,689,400,000	08/13/15	(154,252)
CSI	USD	1,183,981	NZD	1,784,421	10/14/15	(12,697)
DB	EUR	5,055,000	NOK	45,616,320	10/14/15	18,573
DB	KRW	7,839,094,000	USD	7,022,922	09/10/15	331,383
DB	MYR	2,770,000	USD	745,225	09/10/15	23,127
DB	USD	2,954,047	CHF	2,850,000	08/13/15	(3,821)
DB	USD	1,396,419	EUR	1,242,682	08/13/15	(31,497)
DB	USD	22,138,541	GBP	14,210,000	08/13/15	51,061
DB	USD	11,010,000	JPY	1,359,817,575	08/13/15	(37,103)
DB	USD	831,864	MXN	12,809,488	09/10/15	(39,042)
DB	USD	488,434	NOK	4,000,000	08/13/15	1,156
DB	USD	1,401,028	TRY	3,888,000	09/10/15	(13,076)
GSI	AUD	14,220,791	USD	10,381,178	08/13/15	(8,961)
GSI	EUR	17,132,545	USD	18,952,022	08/13/15	134,181
GSI	GBP	8,962,023	USD	13,989,718	08/13/15	(4,914)
GSI	JPY	10,371,952,156	USD	83,903,252	08/13/15	207,936
GSI	MXN	359,321,439	USD	23,043,766	09/10/15	804,160
GSI	USD	5,636,835	AUD	7,273,946	08/13/15	(322,271)
GSI	USD	114,385	AUD	156,846	08/13/15	211
GSI	USD	10,346,905	AUD	14,220,791	10/14/15	8,752
GSI	USD	403,541	CAD	524,333	08/13/15	(2,655)
GSI	USD	88,284,731	EUR	79,875,847	08/13/15	(551,650)
GSI	USD	18,968,126	EUR	17,132,545	10/14/15	(133,659)
GSI	USD	6,131,160	GBP	4,000,000	08/13/15	115,033
GSI	USD	13,983,893	GBP	8,962,023	10/14/15	4,874
GSI	USD	2,056,848	GBP	1,314,053	10/14/15	(5,751)
GSI	USD	83,903,252	JPY	10,361,967,669	10/14/15	(211,075)
GSI	USD	10,750,012	MXN	171,024,098	09/10/15	(164,759)
GSI	USD	1,007,583	ZAR	12,530,000	09/10/15	(23,522)
JPMCB	CZK	6,400,000	EUR	233,214	09/10/15	(3,352)
JPMCB	DKK	1,266,774	EUR	170,016	08/13/15	273
JPMCB	EUR	3,463,432	CHF	3,597,329	08/13/15	(80,287)
JPMCB	EUR	784,000	USD	865,009	08/13/15	3,889
JPMCB	SEK	14,450,026	EUR	1,539,989	08/13/15	16,207

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2015

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
JPMCB	USD	4,955,783	AUD	6,790,000	08/13/15	$5,195
JPMCB	USD	10,110,645	CAD	13,079,156	08/13/15	(110,806)
JPMCB	USD	594,426	GBP	383,022	08/13/15	3,682
JPMCB	USD	563,515	MXN	9,200,000	09/10/15	5,904
JPMCB	USD	777,066	NZD	1,094,421	08/13/15	(55,176)
JPMCB	USD	957,106	ZAR	12,140,000	09/10/15	(3,675)
MSCI	CHF	6,447,329	EUR	6,056,673	08/13/15	(21,607)
MSCI	EUR	6,056,673	CHF	6,438,971	10/14/15	21,498
MSCI	EUR	576,006	NOK	5,018,924	08/13/15	(18,362)
MSCI	EUR	1,000,502	NOK	9,038,934	10/14/15	4,948
MSCI	EUR	550,287	SEK	5,220,026	08/13/15	767
MSCI	EUR	78,815,651	USD	87,678,471	08/13/15	1,109,875
MSCI	GBP	16,775,139	USD	25,589,887	08/13/15	(605,303)
MSCI	NOK	9,018,924	EUR	1,000,502	08/13/15	(4,976)
MSCI	SEK	5,217,798	EUR	550,287	10/14/15	(736)
MSCI	USD	12,751,292	EUR	11,436,212	08/13/15	(190,122)
MSCI	USD	1,215,181	EUR	1,100,000	10/14/15	(5,909)
MSCI	USD	18,697,803	JPY	2,322,734,581	08/13/15	45,246
MSCI	USD	4,513,092	KRW	5,256,850,000	09/10/15	(25,786)
MSCI	USD	1,841,933	MYR	7,050,000	09/10/15	(4,105)
MSCI	USD	709,683	RUB	43,610,000	09/10/15	(9,988)
						$79,718

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$530,054,586	$—	$530,054,586
US government obligations	—	10,651,401	—	10,651,401
Repurchase agreement	—	4,125,000	—	4,125,000
Investment of cash collateral from securities loaned	—	3,074,700	—	3,074,700
Futures contracts	846,701	—	—	846,701
Forward foreign currency contracts	—	3,059,276	—	3,059,276
Total	$846,701	$550,964,963	$—	$551,811,664
Liabilities
Futures contracts	$(1,253,370)	$—	$—	$(1,253,370)
Forward foreign currency contracts	—	(2,979,558)	—	(2,979,558)
Total	$(1,253,370)	$(2,979,558)	$—	$(4,232,928)

At July 31, 2015, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2015

Investments by type of issuer (unaudited)

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	48.64%	—
Repurchase agreement	—	0.75%
Banks and other financial institutions	35.39	—
Industrial	14.66	—
Investment of cash collateral from securities loaned	—	0.56
	98.69%	1.31%

Portfolio footnotes

1  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2015, the value of these securities amounted to 32.99% of net assets.

2  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2015 and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 14.90% of net assets as of July 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security, or portion thereof, was on loan at July 31, 2015.

5  Perpetual investment. The maturity date reflects the next call date.

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the year ended 07/31/15	Sales during the year ended 07/31/15	Value at 07/31/15	Net income earned from affiliate for the year ended 07/31/15
UBS Private Money Market Fund LLC	$1,325,980	$26,522,173	$24,773,453	$3,074,700	$66

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments

Performance (unaudited)

For the 12 months ended July 31, 2015, the Portfolio's Class P shares declined 2.14% before the deduction of the maximum PACE Select program fee.1 In comparison, the BofA Merrill Lynch Global High Yield Index (Hedged in USD) (the "benchmark") gained 0.73%, and the Lipper High Yield Funds category posted a median return of 0.07%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 115. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-advisor's comments2

Please note: MacKay Shields was terminated as a sub-advisor for the Portfolio effective as of the close of business on June 30, 2015. On July 1, 2015, Nomura Corporate Research and Asset Management began serving as a sub-advisor for this Portfolio.

MacKay Shields

For the period from August 1, 2014 through June 30, 2015, when MacKay Shields subadvised the Portfolio, we underperformed the benchmark. Our positioning emphasized credit risk and deemphasized interest rate risk. From a regional standpoint, we maintained an overweight position in US high yield and held underweight positions in European high yield and emerging markets high yield corporate securities. In terms of sectors, our exposure to automotive was helpful, particularly Fiat and Ford. Security selection within banking, primarily non-US dollar financials, also proved beneficial.

Conversely, our underweight to Russian issuers hindered returns. During the first quarter of 2015, Russian debt was downgraded to high yield and many Russian issuers entered the benchmark. On the whole, Russian issuers rose over 21% during the first half of 2015, as compared to a 3.3% rise in the benchmark. In addition, our exposure to several energy and metals & mining companies, including Samson, Arch Coal and Alpha Natural Resources, weighed on performance and were sold prior to the end of the reporting period. Lastly,

PACE Select Advisors Trust – PACE High Yield Investments

Investment Sub-Advisor:

MacKay Shields LLC ("MacKay Shields");

Nomura Corporate Research and Asset Management Inc. and Nomura Asset Management Management Singapore Limited ("NCRAM")

Portfolio Managers:

MacKay Shields: Dan Roberts, Taylor Wagenseil, Michael Kimble and Lou Cohen;

NCRAM: David Crall, CFA, Stephen Kotsen, CFA, Steven Rosenthal, CFA, Elizabeth Gunning, CFA, Simon Tan, CFA

Objective:

Total return

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large potential gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields seeks to do this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

NCRAM seeks to capture the global high yield bond market's attractive total returns

(continued on next page)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE High Yield Investments

Sub-advisor's comments – concluded

issuer-specific risk in certain developing market holdings detracted from returns. Leading detractors included Virgolino, one of Brazil's oldest and largest sugar and ethanol producers, and OAS, a Brazilian engineering and infrastructure company. Virgolino and OAS were sold prior to the end of the reporting period.

We maintained a shorter duration posture than the benchmark through the use of US Treasury futures. This position had a negative impact on performance. As the carry cost of the futures position increased, we slightly pared back this exposure. Currency forwards were used during the reporting period to hedge the currency exposure of our portion of the Portfolio into US dollars.

Nomura Corporate Research and Asset Management

We began managing the Portfolio on July 1, 2015. From that day through July 31, 2015, we outperformed the benchmark. We increased our exposure to European high yield debt to roughly the market weight to reflect positive credit trends in that region. We reduced our overweight to US high yield debt and maintained an underweight to emerging markets high yield debt. From a sector perspective, an underweight and positive security selection in energy, and exploration and production contributed to results. Negative credit selection in the banking, steel producers, and oilfield equipment and services sectors were the largest detractors from performance, from an issuer perspective. In contrast, Linn Energy and AK Steel detracted the most from performance as oil and other commodity prices remained under pressure.

Except for the purpose of currency hedging, derivatives were not used in the portfolio during the reporting period.

Investment process (concluded)

while minimizing losses by identifying "Strong Horse" companies that can carry their debt load through the economic cycle. NCRAM invests in the debt of such companies to seek yield and capital appreciation while managing the overall risk of the portfolio.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE High Yield Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE High Yield Investments Class P shares versus the BofA Merrill Lynch Global High Yield Index (Hedged in USD) from April 30, 2006, which is the month-end after the inception date of the Class P shares, through July 31, 2015. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/15	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	(2.29)%	6.25%	7.24%
Class C3	(2.83)	5.77	11.53
Class Y4	(2.13)	6.51	13.79
Class P5	(2.14)	6.49	7.49
After deducting maximum sales charge
Class A2	(6.68)	5.27	6.71
Class C3	(3.52)	5.77	11.53
BofA Merrill Lynch Global High Yield Index (Hedged in USD)[6]	0.73	8.00	8.15
Lipper High Yield Funds median	0.07	6.80	6.46

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/15	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	(3.15)%	7.13%	7.36%
Class C3	(3.59)	6.65	11.76
Class Y4	(2.88)	7.42	14.07
Class P5	(2.90)	7.38	7.60
After deducting maximum sales charge
Class A2	(7.52)	6.16	6.82
Class C3	(4.27)	6.65	11.76

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.26% and 1.26%; Class C—1.72% and 1.72%; Class Y—1.00% and 1.00%; and Class P—1.10% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.28%; Class C—1.78%; Class Y—1.03%; and Class P—1.03%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance

6  The BofA Merrill Lynch Global High Yield Index (Hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$100 million, 50 million pounds sterling or 100 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	07/31/15
Weighted average duration	4.4 yrs.
Weighted average maturity	7.5 yrs.
Average coupon	6.76%
Net assets (mm)	$438.4
Number of holdings	407
Portfolio composition[1]	07/31/15
Bonds and loan assignments	93.7%
Common stocks and warrants	0.4
Forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	5.8
Total	100.0%
Quality diversification[1,2]	07/31/15
BB & higher	42.0%
B	33.1
CCC & lower	12.2
Not rated	6.8
Forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	5.8
Total	100.0%
Asset allocation[1]	07/31/15
Corporate bonds	92.0%
Loan assignments	1.7
Common stocks and warrants	0.4
Forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	5.8
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2015. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2015

	Face amount[1]		Value
Corporate bonds—91.96%
Aerospace & defense—2.03%
KLX, Inc. 5.875%, due 12/01/22[2,3]		1,945,000	$1,954,725
Spirit AeroSystems, Inc. 5.250%, due 03/15/22		3,000,000	3,082,500
TA MFG. Ltd. 3.625%, due 04/15/23[4]	EUR	1,000,000	1,066,409
TransDigm, Inc. 6.000%, due 07/15/22		1,610,000	1,605,975
6.500%, due 07/15/24		1,200,000	1,206,000
			8,915,609
Airlines—1.20%
American Airlines Group, Inc. 4.625%, due 03/01/20[2]		2,250,000	2,199,375
Continental Airlines Pass Through Trust 2003-ERJ1, Series RJ03 7.875%, due 07/02/18		413,391	432,511
Continental Airlines Pass Through Trust 2004-ERJ1, Series RJ04 9.558%, due 09/01/19		459,876	497,816
Continental Airlines Pass Through Trust 2005-ERJ1, Series ERJ1 9.798%, due 04/01/21		1,397,003	1,544,387
US Airways Pass Through Trust 2012-1, Class B 8.000%, due 10/01/19		518,897	582,462
			5,256,551
Auto & truck—1.41%
Autodis SA 6.500%, due 02/01/19[4]	EUR	625,000	714,721
Faurecia 3.125%, due 06/15/22[4]	EUR	950,000	1,013,864
GIE PSA Tresorerie 6.000%, due 09/19/33	EUR	1,350,000	1,763,109
Navistar International Corp. 8.250%, due 11/01/21[3]		1,102,000	1,040,718
Samvardhana Motherson Automotive Systems Group BV 4.125%, due 07/15/21[4]	EUR	1,500,000	1,671,098
			6,203,510
Automotive parts—0.51%
Goodyear Tire & Rubber Co. 6.500%, due 03/01/21[3]		400,000	423,500
8.250%, due 08/15/20		420,000	438,900
MPG Holdco I, Inc. 7.375%, due 10/15/22		1,305,000	1,386,628
			2,249,028
	Face amount[1]		Value
Corporate bonds—(continued)
Banking-non-US—3.07%
Banco Bilbao Vizcaya Argentaria SA 6.750%, due 02/18/20[4,5,6]	EUR	800,000	$888,817
Banco Continental SAECA 8.875%, due 10/15/17[2]		1,500,000	1,549,500
Banco do Brasil SA 5.875%, due 01/26/22[2]		450,000	430,200
Banco Santander SA 6.250%, due 03/12/19[4,5,6]	EUR	700,000	770,699
HBOS Capital Funding LP 6.461%, due 11/30/18[4,5,6]	GBP	450,000	748,421
HBOS PLC 5.125%, due 10/14/15[5,6]	EUR	1,250,000	1,378,304
ICICI Bank Ltd. 6.375%, due 04/30/22[4,5]		1,300,000	1,344,213
Royal Bank of Scotland Group PLC 7.092%, due 09/29/17[5,6]	EUR	600,000	700,135
Royal Bank of Scotland PLC 9.500%, due 03/16/22[4,5]		2,750,000	3,034,320
Sberbank of Russia Via SB Capital SA 5.125%, due 10/29/22[4]		2,000,000	1,740,000
UniCredit Bank Luxembourg SA 8.125%, due 12/10/19[4,5,6]	EUR	700,000	876,404
			13,461,013
Banking-US—1.16%
ABN Amro Bank NV 4.310%, due 03/10/16[5,6]	EUR	830,000	918,613
Dresdner Funding Trust I 8.151%, due 06/30/31[2]		1,600,000	2,008,000
Wachovia Capital Trust III 5.570%, due 08/31/15[3,5,6]		750,000	742,031
Wells Fargo & Co. 5.900%, due 06/15/24[5,6]		1,430,000	1,438,151
			5,106,795
Building & construction—2.49%
Beazer Homes USA, Inc. 5.750%, due 06/15/19[3]		500,000	497,500
8.125%, due 06/15/16		835,000	870,488
K. Hovnanian Enterprises, Inc. 6.250%, due 01/15/16		315,000	315,000
7.250%, due 10/15/20[2]		1,240,000	1,252,400
KB Home 7.500%, due 09/15/22		1,485,000	1,536,975
Meritage Homes Corp. 6.000%, due 06/01/25[2]		1,165,000	1,176,650
Pulte Group, Inc. 6.375%, due 05/15/33		567,000	575,505
7.875%, due 06/15/32		870,000	1,000,500
Shea Homes LP/Shea Homes Funding Corp. 6.125%, due 04/01/25[2,3]		2,225,000	2,275,062
Standard Pacific Corp. 6.250%, due 12/15/21[3]		1,335,000	1,425,112
			10,925,192

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2015

	Face amount[1]		Value
Corporate bonds—(continued)
Building products—1.72%
Associated Materials LLC 9.125%, due 11/01/17		1,810,000	$1,538,500
BMBG Bond Finance SCA 4.981%, due 10/15/20[4,5]	EUR	782,000	863,126
Builders FirstSource, Inc. 10.750%, due 08/15/23[2,3]		1,050,000	1,081,500
Cemex SAB de CV 4.375%, due 03/05/23[4]	EUR	650,000	689,378
Lafarge SA 6.750%, due 12/16/19[4]	EUR	925,000	1,200,937
Nortek, Inc. 8.500%, due 04/15/21		550,000	588,500
USG Corp. 9.750%, due 01/15/18		690,000	784,875
Wienerberger AG 6.500%, due 02/09/21[5,6]	EUR	700,000	802,240
			7,549,056
Building products-cement—0.12%
HeidelbergCement Finance BV 7.500%, due 04/03/20[4]	EUR	395,000	537,403
Cable—2.08%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 02/15/23		675,000	669,094
5.250%, due 09/30/22		200,000	202,500
5.750%, due 09/01/23[3]		200,000	204,750
5.750%, due 01/15/24[3]		1,250,000	1,272,656
6.500%, due 04/30/21		275,000	287,547
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.375%, due 09/15/20[2]		1,325,000	1,334,937
Dish DBS Corp. 5.875%, due 07/15/22		730,000	726,350
6.750%, due 06/01/21		835,000	883,013
Numericable-SFR SAS 5.625%, due 05/15/24[4]	EUR	1,000,000	1,126,256
6.000%, due 05/15/22[2,3]		600,000	610,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 4.000%, due 01/15/25[4]	EUR	1,000,000	1,120,216
5.625%, due 04/15/23[4]	EUR	562,500	667,360
			9,105,179
Car rental—1.42%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.125%, due 06/01/22[2]		1,600,000	1,592,000
5.500%, due 04/01/23[3]		170,000	170,850
Hertz Corp. 5.875%, due 10/15/20[3]		450,000	457,875
6.250%, due 10/15/22[3]		1,500,000	1,530,000
7.375%, due 01/15/21[3]		885,000	922,612
	Face amount[1]		Value
Corporate bonds—(continued)
Car rental—(concluded)
Loxam SAS 7.000%, due 07/23/22[4]	EUR	500,000	$562,919
7.375%, due 01/24/20[4]	EUR	850,000	991,858
			6,228,114
Chemicals—2.63%
Hexion, Inc. 8.875%, due 02/01/18		1,100,000	957,000
Huntsman International LLC 5.125%, due 04/15/21	EUR	675,000	770,972
5.125%, due 11/15/22[2,3]		3,450,000	3,329,250
Ineos Finance PLC 4.000%, due 05/01/23[4]	EUR	575,000	618,864
Momentive Performance Materials, Inc. 4.690%, due 04/24/22[3]		685,000	561,700
Perstorp Holding AB 11.000%, due 08/15/17[4]		1,750,000	1,837,500
PSPC Escrow Corp. 6.000%, due 02/01/23[4]	EUR	625,000	697,733
SPCM SA 6.000%, due 01/15/22[2]		1,720,000	1,758,700
The Chemours Co. 6.125%, due 05/15/23[4]	EUR	575,000	573,207
7.000%, due 05/15/25[2]		475,000	416,665
			11,521,591
Coal—0.18%
Arch Coal, Inc. 7.000%, due 06/15/19		825,000	92,813
7.250%, due 10/01/20		275,000	63,250
7.250%, due 06/15/21[3]		460,000	50,600
8.000%, due 01/15/19[2]		930,000	134,850
Cloud Peak Energy Resources LLC/ Cloud Peak Energy Finance Corp. 6.375%, due 03/15/24		225,000	137,250
Peabody Energy Corp. 6.000%, due 11/15/18[3]		825,000	301,125
			779,888
Commercial services—1.78%
Ancestry.com Holdings LLC 9.625%, due 10/15/18[2,7]		800,000	821,000
Iron Mountain Europe PLC 6.125%, due 09/15/22[4]	GBP	917,000	1,482,155
Iron Mountain, Inc. 5.750%, due 08/15/24		1,465,000	1,475,988
6.000%, due 08/15/23		1,025,000	1,066,000
8.375%, due 08/15/21[3]		258,000	265,611
Stork Technical Services Holdco BV 11.000%, due 08/15/17[4]	EUR	1,000,000	1,074,968
Waste Italia SpA 10.500%, due 11/15/19[4]	EUR	1,750,000	1,614,428
			7,800,150

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2015

	Face amount[1]		Value
Corporate bonds—(continued)
Computer software & services—2.27%
Blue Coat Holdings, Inc. 8.375%, due 06/01/23[2]		350,000	$357,875
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125%, due 05/01/21[2,3,7]		875,000	859,687
Infor US, Inc. 5.750%, due 05/15/22[4]	EUR	1,650,000	1,820,268
InterXion Holding NV 6.000%, due 07/15/20[4]	EUR	500,000	585,258
NCR Corp. 4.625%, due 02/15/21[3]		1,870,000	1,868,822
6.375%, due 12/15/23[3]		905,000	953,644
Oberthur Technologies Holding SAS 9.250%, due 04/30/20[4]	EUR	594,000	698,842
Sungard Data Systems, Inc. 6.625%, due 11/01/19		2,225,000	2,299,626
TeamSystem Holding SpA 7.375%, due 05/15/20[4]	EUR	450,000	522,136
			9,966,158
Consumer products—1.89%
Albea Beauty Holdings SA 8.375%, due 11/01/19[2]		1,800,000	1,912,500
American Achievement Corp. 10.875%, due 04/15/16[2]		175,000	171,937
Cosan Luxembourg SA 5.000%, due 03/14/23[2]		200,000	174,000
Icon Health & Fitness, Inc. 11.875%, due 10/15/16[2]		675,000	671,625
Jarden Corp. 3.750%, due 10/01/21[4]	EUR	700,000	790,732
Ontex Group NV 4.750%, due 11/15/21[4]	EUR	500,000	580,975
Service Corp. International 5.375%, due 05/15/24		2,300,000	2,438,000
TRI Pointe Holdings, Inc. 5.875%, due 06/15/24		1,575,000	1,551,375
			8,291,144
Containers & packaging—3.02%
Ardagh Finance Holdings SA 8.375%, due 06/15/19[4,7]	EUR	900,000	1,018,138
Ardagh Packaging Finance PLC 9.250%, due 10/15/20[4]	EUR	225,000	260,697
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 6.750%, due 01/31/21[2,3]		3,050,000	3,126,250
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 7.000%, due 11/15/20[2]		290,294	293,197
Crown European Holdings SA 3.375%, due 05/15/25[4]	EUR	550,000	564,775
4.000%, due 07/15/22[4]	EUR	500,000	568,345
Horizon Holdings I SASU 7.250%, due 08/01/23	EUR	700,000	778,385
	Face amount[1]		Value
Corporate bonds—(continued)
Containers & packaging—(concluded)
Horizon Holdings III SASU 5.125%, due 08/01/22	EUR	1,150,000	$1,277,197
Kloeckner Pentaplast of America, Inc. 7.125%, due 11/01/20[2]	EUR	870,000	972,295
Owens-Brockway Glass Container, Inc. 5.000%, due 01/15/22[2,3]		985,000	985,000
ProGroup AG 5.125%, due 05/01/22[4]	EUR	1,000,000	1,135,701
Sealed Air Corp. 4.500%, due 09/15/23[4]	EUR	575,000	659,911
5.250%, due 04/01/23[2]		425,000	431,375
SIG Combibloc Holdings SCA 7.750%, due 02/15/23[4]	EUR	1,000,000	1,157,490
			13,228,756
Diversified financial services—2.41%
Alliance Automotive Finance PLC 6.250%, due 12/01/21[4]	EUR	350,000	405,544
Ally Financial, Inc. 8.000%, due 11/01/31		335,000	418,750
8.000%, due 11/01/31		767,000	916,565
Audatex North America, Inc. 6.000%, due 06/15/21[2]		725,000	740,406
6.125%, due 11/01/23[2]		850,000	830,875
Bank of America Corp. 6.250%, due 09/05/24[5,6]		275,000	275,256
8.000%, due 01/30/18[5,6]		345,000	365,010
Barclays PLC 8.000%, due 12/15/20[5,6]	EUR	600,000	719,081
First Data Corp. 10.625%, due 06/15/21[3]		1,264,000	1,409,360
12.625%, due 01/15/21		625,000	723,438
GE Capital Trust III 6.500%, due 09/15/67[4,5]	GBP	1,750,000	2,875,007
National Financial Partners Corp. 9.000%, due 07/15/21[2]		900,000	902,250
			10,581,542
Electric utilities—0.51%
Dynegy, Inc. 7.375%, due 11/01/22[2,3]		1,150,000	1,189,675
7.625%, due 11/01/24[2]		125,000	129,063
NRG Energy, Inc. 8.250%, due 09/01/20		865,000	900,897
			2,219,635
Electric-generation—1.36%
Calpine Corp. 5.750%, due 01/15/25[3]		3,150,000	3,071,250
CE Energy AS 7.000%, due 02/01/21[4]	EUR	1,000,000	1,146,299
Rapid Holding GmbH 6.625%, due 11/15/20[4]	EUR	890,000	984,481

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2015

	Face amount[1]		Value
Corporate bonds—(continued)
Electric-generation—(concluded)
Tenaska Alabama Partners LP 7.000%, due 06/30/21[2]		145,795	$152,720
TerraForm Power Operating LLC 6.125%, due 06/15/25[2]		125,000	125,312
9.750%, due 08/15/22[2]		500,000	493,765
			5,973,827
Electric-integrated—0.11%
Eskom Holdings SOC Ltd. 5.750%, due 01/26/21[4]		500,000	485,800
Electronics—1.26%
Advanced Micro Devices, Inc. 7.750%, due 08/01/20		700,000	471,187
Freescale Semiconductor, Inc. 5.000%, due 05/15/21[2]		1,875,000	1,904,297
6.000%, due 01/15/22[2]		757,000	791,065
Micron Technology, Inc. 5.250%, due 01/15/24[2]		2,450,000	2,352,000
			5,518,549
Energy-exploration & production—0.21%
Antero Resources Corp. 5.375%, due 11/01/21		950,000	923,875
Finance-captive automotive—3.20%
Ausdrill Finance Pty Ltd. 6.875%, due 11/01/19[2]		880,000	682,000
Cabot Financial Luxembourg SA 6.500%, due 04/01/21[4]	GBP	700,000	1,058,262
Credit Agricole SA 6.500%, due 06/23/21[4,5,6]	EUR	700,000	794,148
7.875%, due 01/23/24[2,3,5,6]		2,000,000	2,075,042
8.375%, due 10/13/19[2,5,6]		765,000	875,925
HT1 Funding GmbH 6.352%, due 06/30/17[5,6]	EUR	700,000	779,731
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875%, due 02/01/22[3]		485,000	501,975
6.000%, due 08/01/20[3]		3,130,000	3,294,325
Lock AS 7.000%, due 08/15/21[4]	EUR	750,000	877,228
Schaeffler Finance BV 4.750%, due 05/15/21[2]		2,020,000	2,025,050
Schaeffler Holding Finance BV 5.750%, due 11/15/21[4,7]	EUR	575,000	675,749
Trinseo Materials Operating SCA/ Trinseo Materials Finance, Inc. 6.375%, due 05/01/22[4]	EUR	350,000	387,770
			14,027,205
Finance-noncaptive consumer—0.40%
CIT Group, Inc. 5.000%, due 08/15/22		1,740,000	1,768,275
	Face amount[1]		Value
Corporate bonds—(continued)
Finance-other—1.23%
Navient LLC 8.000%, due 03/25/20[3]		2,000,000	$2,080,000
8.450%, due 06/15/18		600,000	648,000
Springleaf Finance Corp. 5.250%, due 12/15/19[3]		545,000	549,741
6.000%, due 06/01/20		2,050,000	2,096,125
			5,373,866
Financial services—1.31%
Assicurazioni Generali SpA 6.416%, due 02/08/22[5,6]	GBP	300,000	483,909
Banco de Bogota SA 5.375%, due 02/19/23[2,3]		1,200,000	1,218,000
Cemex Finance LLC 6.000%, due 04/01/24[2,3]		1,200,000	1,203,180
Intesa Sanpaolo SpA 8.047%, due 06/20/18[5,6]	EUR	950,000	1,170,104
Milacron LLC/Mcron Finance Corp. 7.750%, due 02/15/21[2]		1,165,000	1,202,862
VTB Bank OJSC Via VTB Capital SA 6.950%, due 10/17/22[4]		500,000	451,250
			5,729,305
Food products—2.21%
JBS USA LLC/JBS USA Finance, Inc. 8.250%, due 02/01/20[2,3]		1,285,000	1,362,100
Kraft Heinz Foods Co. 4.875%, due 02/15/25[2]		588,000	629,895
Minerva Luxembourg SA 7.750%, due 01/31/23[2,3]		500,000	499,850
7.750%, due 01/31/23[4]		850,000	849,745
Moy Park Bondco PLC 6.250%, due 05/29/21[4]	GBP	1,275,000	2,060,794
Pilgrim's Pride Corp. 5.750%, due 03/15/25[2,3]		1,535,000	1,569,538
Smithfield Foods, Inc. 6.625%, due 08/15/22[3]		2,530,000	2,704,443
			9,676,365
Food-wholesale—0.40%
Barry Callebaut Services N.V. 5.500%, due 06/15/23[2]		1,625,000	1,737,970
Gaming—3.47%
Cirsa Funding Luxembourg SA 5.875%, due 05/15/23[4]	EUR	1,100,000	1,141,752
Isle of Capri Casinos, Inc. 5.875%, due 03/15/21[3]		340,000	352,750
8.875%, due 06/15/20[3]		3,295,000	3,558,600
MGM Resorts International 6.750%, due 10/01/20[3]		2,683,000	2,870,810
7.750%, due 03/15/22		740,000	821,400
8.625%, due 02/01/19		450,000	507,375
Penn National Gaming, Inc. 5.875%, due 11/01/21		125,000	127,500

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2015

	Face amount[1]		Value
Corporate bonds—(continued)
Gaming—(concluded)
Safari Holding Verwaltungs GmbH 8.250%, due 02/15/21[4]	EUR	575,000	$669,352
Scientific Games International, Inc. 10.000%, due 12/01/22[3]		890,000	864,413
Snai SpA 7.625%, due 06/15/18	EUR	1,075,000	1,211,115
William Hill PLC 4.250%, due 06/05/20[4]	GBP	575,000	905,806
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[2]		2,250,000	2,165,625
			15,196,498
Health care providers & services—8.39%
Alere, Inc. 6.375%, due 07/01/23[2,3]		1,820,000	1,892,800
6.500%, due 06/15/20		675,000	702,000
8.625%, due 10/01/18		1,240,000	1,278,750
Almirall SA 4.625%, due 04/01/21[4]	EUR	700,000	803,440
Auris Luxembourg II SA 8.000%, due 01/15/23[4]	EUR	325,000	387,806
CHS/Community Health Systems, Inc. 5.125%, due 08/01/21		1,805,000	1,872,687
DaVita HealthCare Partners, Inc. 5.750%, due 08/15/22[3]		2,535,000	2,699,775
DJO Finco, Inc./DJO Finance LLC/ DJO Finance Corp. 8.125%, due 06/15/21[2]		500,000	513,750
Endo Ltd./Endo Finance LLC/ Endo Finco, Inc. 6.000%, due 07/15/23[2,3]		1,025,000	1,066,000
Ephios Bondco PLC 6.250%, due 07/01/22[2]	EUR	525,000	587,392
Ephios Holdco II PLC 8.250%, due 07/01/23	EUR	350,000	388,308
HCA, Inc. 5.000%, due 03/15/24		3,295,000	3,430,919
7.500%, due 02/15/22		2,750,000	3,203,750
Holding Medi-Partenaires SAS 7.000%, due 05/15/20[4]	EUR	625,000	732,574
HomeVi SAS 6.875%, due 08/15/21[4]	EUR	750,000	863,596
Mallinckrodt International Finance SA/Mallinkrodt CB LLC 5.750%, due 08/01/22[2]		2,680,000	2,793,900
Multiplan, Inc. 6.625%, due 04/01/22[2]		2,745,000	2,841,075
Tenet Healthcare Corp. 5.500%, due 03/01/19[2]		1,700,000	1,729,750
6.750%, due 06/15/23[2]		100,000	104,500
8.125%, due 04/01/22		2,445,000	2,742,997
Universal Hospital Services, Inc. 7.625%, due 08/15/20		350,000	327,250
	Face amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—(concluded)
Valeant Pharmaceuticals International, Inc. 4.500%, due 05/15/23[4]	EUR	1,250,000	$1,352,221
5.625%, due 12/01/21[2]		1,000,000	1,026,250
6.125%, due 04/15/25[2]		1,330,000	1,389,850
7.000%, due 10/01/20[2]		300,000	311,625
7.500%, due 07/15/21[2]		1,595,000	1,730,575
			36,773,540
Hotels, restaurants & leisure—0.73%
Caesars Entertainment Resort Properties LLC 8.000%, due 10/01/20		600,000	573,000
Eldorado Resorts, Inc. 7.000%, due 08/01/23[2]		525,000	526,312
Golden Nugget Escrow, Inc. 8.500%, due 12/01/21[2]		100,000	104,000
LTF Merger Sub, Inc. 8.500%, due 06/15/23[2,3]		1,200,000	1,155,000
PortAventura Entertainment Barcelona BV 7.250%, due 12/01/20[4]	EUR	725,000	828,308
			3,186,620
Insurance—1.16%
A-S Co-Issuer Subsidiary, Inc./ A-S Merger Sub LLC 7.875%, due 12/15/20[2]		125,000	132,975
Liberty Mutual Group, Inc. 7.800%, due 03/15/37[2]		2,000,000	2,370,000
Lincoln National Corp. 7.000%, due 05/17/66[5]		2,550,000	2,295,000
Mapfre SA 5.921%, due 07/24/37[5]	EUR	250,000	290,349
			5,088,324
Machinery—0.71%
Sensata Technologies BV 4.875%, due 10/15/23[2]		1,835,000	1,816,650
5.000%, due 10/01/25[2,3]		650,000	637,000
Terex Corp. 6.000%, due 05/15/21[3]		650,000	652,437
			3,106,087
Manufacturing-diversified—0.44%
Amsted Industries, Inc. 5.000%, due 03/15/22[2,3]		1,320,000	1,316,700
5.375%, due 09/15/24[2]		600,000	594,000
			1,910,700
Media—1.21%
Carmike Cinemas, Inc. 6.000%, due 06/15/23[2]		150,000	153,000
Clear Channel Worldwide Holdings, Inc. 6.500%, due 11/15/22		278,000	289,815

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2015

	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
7.625%, due 03/15/20[3]		127,000	$131,604
7.625%, due 03/15/20		1,423,000	1,495,039
iHeartCommunications, Inc. 9.000%, due 09/15/22		1,100,000	986,562
10.625%, due 03/15/23[2,3]		165,000	154,688
Myriad International Holdings BV 5.500%, due 07/21/25[2]		500,000	507,500
Sirius XM Radio, Inc. 6.000%, due 07/15/24[2,3]		100,000	104,250
Vougeot Bidco PLC 7.875%, due 07/15/20[4]	GBP	575,000	957,214
VTR Finance BV 6.875%, due 01/15/24[4]		500,000	508,750
			5,288,422
Metals—1.56%
Aleris International, Inc. 6.000%, due 06/01/20[8,9]		13,347	11,689
7.625%, due 02/15/18[3]		485,000	489,183
7.875%, due 11/01/20[3]		2,630,000	2,663,138
Constellium NV 7.000%, due 01/15/23[4]	EUR	700,000	757,244
First Quantum Minerals Ltd. 7.250%, due 10/15/19[2]		200,000	164,000
Novelis, Inc. 8.375%, due 12/15/17		1,250,000	1,293,750
8.750%, due 12/15/20[3]		935,000	986,425
Vedanta Resources PLC 8.250%, due 06/07/21[2]		500,000	471,250
			6,836,679
Metals & mining—1.21%
Alcoa, Inc. 5.125%, due 10/01/24		450,000	452,250
ArcelorMittal 7.500%, due 03/01/41[3]		1,665,000	1,585,912
7.750%, due 10/15/39		3,405,000	3,285,825
			5,323,987
Oil & gas—9.75%
AmeriGas Partners LP/AmeriGas Finance Corp. 6.500%, due 05/20/21		678,000	705,120
Berry Petroleum Co. 6.750%, due 11/01/20[3]		2,320,000	1,600,800
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.125%, due 11/15/22[2]		125,000	127,188
California Resources Corp. 6.000%, due 11/15/24[3]		930,000	753,300
CeramTec Group GmbH 8.250%, due 08/15/21[4]	EUR	1,000,000	1,202,365
Chesapeake Energy Corp. 6.625%, due 08/15/20[3]		3,040,000	2,720,800
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Concho Resources, Inc. 5.500%, due 10/01/22		270,000	$270,000
5.500%, due 04/01/23		290,000	290,000
6.500%, due 01/15/22[3]		300,000	310,125
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 6.250%, due 04/01/23[2,3]		1,345,000	1,351,725
Denbury Resources, Inc. 5.500%, due 05/01/22[3]		1,200,000	951,000
6.375%, due 08/15/21		700,000	588,000
Energy Transfer Equity LP 7.500%, due 10/15/20		1,650,000	1,848,000
Energy XXI Gulf Coast, Inc. 11.000%, due 03/15/20[2]		400,000	302,000
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375%, due 05/01/20[3]		1,035,000	1,068,637
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21		430,000	431,075
Gazprom OAO Via Gaz Capital SA 3.600%, due 02/26/21[4]	EUR	1,000,000	1,018,627
8.625%, due 04/28/34[2]		1,800,000	1,964,250
Halcon Resources Corp. 8.625%, due 02/01/20[2,3]		700,000	668,500
9.750%, due 07/15/20		75,000	40,500
Hilcorp Energy I LP/Hilcorp Finance Co. 7.625%, due 04/15/21[2,3]		525,000	540,750
Kinder Morgan Inc. 5.000%, due 02/15/21[2]		3,370,000	3,521,930
Laredo Petroleum, Inc. 6.250%, due 03/15/23		725,000	719,563
Linn Energy LLC/Linn Energy Finance Corp. 6.250%, due 11/01/19		800,000	484,496
6.500%, due 05/15/19[3]		800,000	492,000
6.500%, due 09/15/21		435,000	250,125
7.750%, due 02/01/21		500,000	292,500
8.625%, due 04/15/20[3]		80,000	49,200
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. 5.500%, due 02/15/23		645,000	661,125
Matador Resources Co. 6.875%, due 04/15/23[2]		175,000	177,625
Oasis Petroleum, Inc. 6.500%, due 11/01/21[3]		100,000	91,000
6.875%, due 03/15/22[3]		100,000	92,000
7.250%, due 02/01/19[3]		175,000	169,750
Offshore Group Investment Ltd. 7.500%, due 11/01/19[3]		425,000	227,375
Pacific Rubiales Energy Corp. 5.625%, due 01/19/25[4]		500,000	316,100

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2015

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Parsley Energy LLC/Parsley Finance Corp. 7.500%, due 02/15/22[2]	100,000	$100,250
Petrobras Global Finance BV 6.250%, due 03/17/24[3]	1,165,000	1,079,955
7.250%, due 03/17/44[3]	3,815,000	3,347,128
Petroleos de Venezuela SA 9.000%, due 11/17/21[4]	2,500,000	996,875
Regency Energy Partners LP/ Regency Energy Finance Corp. 5.000%, due 10/01/22	500,000	500,816
5.500%, due 04/15/23	1,230,000	1,233,075
Sanchez Energy Corp. 6.125%, due 01/15/23[3]	600,000	486,000
SandRidge Energy, Inc. 7.500%, due 03/15/21[3]	1,850,000	555,000
8.750%, due 06/01/20[2,3]	275,000	213,125
Sunoco LP/Sunoco Finance Corp. 5.500%, due 08/01/20[2]	1,000,000	1,017,500
6.375%, due 04/01/23[2,3]	1,095,000	1,125,112
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.250%, due 11/15/23[3]	900,000	832,500
5.250%, due 05/01/23	1,465,000	1,446,687
6.625%, due 10/01/20[2,3]	400,000	418,000
Transocean, Inc. 6.875%, due 12/15/21[3]	850,000	719,313
Whiting Petroleum Corp. 5.750%, due 03/15/21	1,925,000	1,876,875
YPF SA 8.750%, due 04/04/24[4]	500,000	493,600
		42,739,362
Oil services—1.11%
Basic Energy Services, Inc. 7.750%, due 10/15/22[3]	1,875,000	1,354,687
Cie Generale de Geophysique-Veritas 6.500%, due 06/01/21[3]	1,750,000	1,330,000
CITGO Petroleum Corp. 6.250%, due 08/15/22[2,3]	2,205,000	2,160,900
		4,845,587
Packaging—1.52%
Reynolds Group Issuer 8.250%, due 02/15/21[3]	1,550,000	1,608,125
8.500%, due 05/15/18[3]	1,765,000	1,793,681
9.875%, due 08/15/19[3]	3,115,000	3,276,591
		6,678,397
Paper & forest products—0.18%
Fibria Overseas Finance Ltd. 5.250%, due 05/12/24[3]	800,000	805,000
	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—0.63%
Georgian Oil and Gas Corp. 6.875%, due 05/16/17[2]		1,700,000	$1,721,250
Penn Virginia Resource Partners LP/ Penn Virginia Resource Finance Corp. II 6.500%, due 05/15/21		500,000	531,250
Sabine Pass Liquefaction LLC 5.625%, due 02/01/21		400,000	408,000
6.250%, due 03/15/22		100,000	103,000
			2,763,500
Real estate investment trusts—1.05%
Communications Sales & Leasing, Inc. 8.250%, due 10/15/23[2]		350,000	334,250
MPT Operating Partnership LP/ MPT Finance Corp. 5.750%, due 10/01/20	EUR	850,000	989,524
Realogy Group LLC 7.625%, due 01/15/20[2]		475,000	501,719
Tesco Property Finance 3 PLC 5.744%, due 04/13/40	GBP	492,164	758,427
The Geo Group, Inc. 5.875%, due 10/15/24[3]		1,960,000	2,028,600
			4,612,520
Rental auto/equipment—0.22%
United Rentals North America, Inc. 6.125%, due 06/15/23		670,000	690,100
7.375%, due 05/15/20[3]		275,000	292,531
			982,631
Retail—1.67%
99 Cents Only Stores LLC 11.000%, due 12/15/19		225,000	184,500
Caleres, Inc. 6.250%, due 08/15/23[2]		100,000	101,000
Dufry Finance SCA 4.500%, due 08/01/23[2]	EUR	1,150,000	1,297,720
Neiman Marcus Group Ltd. LLC 8.000%, due 10/15/21[2]		475,000	503,500
Pizzaexpress Financing 1 PLC 8.625%, due 08/01/22[4]	GBP	100,000	164,424
Pizzaexpress Financing 2 PLC 6.625%, due 08/01/21[4]	GBP	500,000	806,285
Radio Systems Corp. 8.375%, due 11/01/19[2]		300,000	317,250
Rite Aid Corp. 6.125%, due 04/01/23[2]		1,275,000	1,324,406
rue21, Inc. 9.000%, due 10/15/21[2]		425,000	367,625
Suburban Propane Partners LP/ Suburban Energy Finance Corp. 5.500%, due 06/01/24[3]		1,800,000	1,791,000
7.375%, due 08/01/21		436,000	467,610
			7,325,320

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2015

	Face amount[1]		Value
Corporate bonds—(continued)
Steel—1.28%
AK Steel Corp. 7.625%, due 05/15/20		1,850,000	$1,318,125
7.625%, due 10/01/21		1,025,000	722,625
8.375%, due 04/01/22[3]		400,000	272,000
Severstal OAO Via Steel Capital SA 5.900%, due 10/17/22[2]		1,500,000	1,436,250
US Steel Corp. 7.000%, due 02/01/18[3]		1,170,000	1,205,463
7.500%, due 03/15/22[3]		700,000	665,000
			5,619,463
Telecom-integrated/services—1.31%
GCX Ltd. 7.000%, due 08/01/19[4]		500,000	505,016
Hughes Satellite Systems Corp. 7.625%, due 06/15/21		1,088,000	1,203,600
Intelsat Luxembourg SA 8.125%, due 06/01/23[3]		5,090,000	4,046,550
			5,755,166
Telecommunication services—3.11%
Altice Financing SA 5.250%, due 02/15/23[4]	EUR	350,000	394,958
Altice SA 7.250%, due 05/15/22[4]	EUR	743,000	832,320
Altice US Finance SA 7.750%, due 07/15/25[2]		200,000	196,500
Avaya, Inc. 10.500%, due 03/01/21[2]		775,000	629,688
Colombia Telecomunicaciones SA ESP 5.375%, due 09/27/22[2]		1,500,000	1,489,500
CommScope Technologies Finance LLC 6.000%, due 06/15/25[2]		800,000	790,000
CommScope, Inc. 5.000%, due 06/15/21[2,3]		1,370,000	1,352,875
Digicel Ltd. 6.000%, due 04/15/21[4]		500,000	471,250
EarthLink Holdings Corp. 7.375%, due 06/01/20		475,000	494,000
eircom Finance Ltd. 9.250%, due 05/15/20[4]	EUR	700,000	834,121
Nortel Networks Ltd. 10.750%, due 07/15/16[10]		700,000	642,250
Play Finance 1 SA 6.500%, due 08/01/19[4]	EUR	300,000	344,714
Play Finance 2 SA 5.250%, due 02/01/19[4]	EUR	1,250,000	1,413,998
Play Topco SA 7.750%, due 02/28/20[4,7]	EUR	450,000	505,950
UPC Holding BV 6.375%, due 09/15/22[4]	EUR	700,000	832,067
UPCB Finance IV Ltd. 4.000%, due 01/15/27[4]	EUR	625,000	645,222
	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunication services—(concluded)
Wind Acquisition Finance SA 7.000%, due 04/23/21[4]	EUR	800,000	$935,710
7.375%, due 04/23/21[2]		800,000	848,000
			13,653,123
Telephone-integrated—2.60%
Frontier Communications Corp. 7.000%, due 11/01/25		500,000	427,500
7.125%, due 01/15/23[3]		700,000	631,750
Level 3 Financing, Inc. 5.375%, due 08/15/22[3]		150,000	151,500
Sprint Capital Corp. 6.875%, due 11/15/28		2,160,000	1,830,600
6.900%, due 05/01/19		3,225,000	3,160,500
8.750%, due 03/15/32[3]		2,970,000	2,810,363
Telecom Italia Finance SA 7.750%, due 01/24/33	EUR	450,000	682,112
Virgin Media Finance PLC 6.375%, due 10/15/24[4]	GBP	450,000	732,539
6.375%, due 10/15/24[2]	GBP	600,000	976,719
			11,403,583
Transportation services—1.36%
Algeco Scotsman Global Finance PLC 9.000%, due 10/15/18[4]	EUR	750,000	775,980
Hapag-Lloyd AG 9.750%, due 10/15/17[2]		1,280,000	1,318,400
PHI, Inc. 5.250%, due 03/15/19[3]		1,400,000	1,270,500
Teekay Corp. 8.500%, due 01/15/20[3]		195,000	214,013
XPO Logistics, Inc. 6.500%, due 06/15/22[2]		2,410,000	2,370,837
			5,949,730
Wireless telecommunication services—3.70%
CenturyLink, Inc. 6.750%, due 12/01/23		350,000	350,875
7.600%, due 09/15/39[3]		650,000	578,500
7.650%, due 03/15/42		650,000	575,250
Comunicaciones Celulares SA 6.875%, due 02/06/24[2]		1,500,000	1,586,700
Digicel Group Ltd. 8.250%, due 09/30/20[2]		400,000	395,000
Sable Intrenational Finance Ltd. 6.875%, due 08/01/22[2]		400,000	394,576
Sprint Corp. 7.875%, due 09/15/23		1,150,000	1,102,562
Sprint Nextel Corp. 6.000%, due 11/15/22[3]		1,250,000	1,098,125
T-Mobile USA, Inc. 6.125%, due 01/15/22		1,375,000	1,436,875
6.375%, due 03/01/25[3]		3,100,000	3,251,125
6.625%, due 11/15/20		490,000	509,600

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2015

	Face amount[1]		Value
Corporate bonds—(concluded)
Wireless telecommunication services—(concluded)
Telecom Italia Capital SA 7.200%, due 07/18/36[3]		670,000	$740,350
United Group BV 7.875%, due 11/15/20[4]	EUR	225,000	263,193
ViaSat, Inc. 6.875%, due 06/15/20		1,984,000	2,098,080
Windstream Services LLC 6.375%, due 08/01/23[3]		750,000	581,250
7.750%, due 10/15/20[3]		275,000	251,797
Zayo Group LLC/Zayo Capital, Inc. 6.000%, due 04/01/23[2]		1,000,000	1,003,240
			16,217,098
Total corporate bonds (cost—$408,766,890)			403,202,688
Loan assignments[5]—1.76%
Airlines—0.44%
US Airways Group, Inc. New Term Loan B1 3.500%, due 05/23/19		1,960,000	1,954,610
Broadcast—0.15%
Asurion LLC Term Loan B4 0.000%, due 07/22/22[13]		650,000	649,389
Computer software & services—0.26%
Sungard Data Systems, Inc. Term Loan E 4.000%, due 03/08/20		1,127,229	1,127,229
Gaming—0.41%
Scientific Games International 2014 Term Loan B1 6.000%, due 10/18/20		1,773,000	1,779,649
Lodging—0.22%
Hilton Worldwide Finance LLC USD Term Loan B2 0.000%, due 10/26/20[13]		950,000	950,931
Retail—0.17%
The Neiman Marcus Group, Inc. 2020 Term Loan 0.000%, due 10/25/20[13]		750,000	747,266
Support-services—0.11%
Kar Auction Services, Inc. Term Loan B2 3.500%, due 03/11/21		492,775	492,775
Total loan assignments (cost—$7,670,014)			7,701,849
	Number of shares	Value
Common stocks—0.01%
Automobiles—0.01%
Motors Liquidation Co. GUC Trust[11] (cost—$16,698)	3,014	$51,238
	Number of warrants
Warrants*—0.37%
Automobiles—0.37%
General Motors Co., strike price $10.00, expires 07/10/16	52,571	1,156,562
General Motors Co., strike price $18.33, expires 07/10/19	30,621	450,435
Total Warrants (cost—$1,449,555)		1,606,997
	Face amount[1]
Repurchase agreement—3.20%
Repurchase agreement dated 07/31/15 with State Street Bank and Trust Co., 0.000% due 08/03/15, collateralized by $4,031,890 Federal Home Loan Mortgage Corp. obligation, 2.080% due 10/17/22, $1,011,803 Federal National Mortgage Association obligation, 2.170% due 10/17/22 and $9,021,822 US Treasury Notes, 1.625% to 3.625% due 03/31/19 to 06/30/20; (value—$14,301,652); proceeds: $14,021,000 (cost—$14,021,000)	14,021,000	14,021,000
	Number of shares
Investment of cash collateral from securities loaned—19.38%
Money market fund—19.38%
UBS Private Money Market Fund LLC[12] (cost—$84,978,673)	84,978,673	84,978,673
Total investments (cost—$516,902,830)—116.68%		511,562,445
Liabilities in excess of other assets—(16.68)%		(73,139,141)
Net assets—100.00%		$438,423,304

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2015

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Aggregate cost for federal income tax purposes was $517,087,858; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$8,730,140
Gross unrealized depreciation	(14,255,553)
Net unrealized depreciation	$(5,525,413)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
SSC	EUR	49,169,723	USD	54,538,289	08/17/15	$529,131
SSC	EUR	17,421,970	USD	18,954,134	08/17/15	(182,560)
SSC	GBP	20,755,110	USD	32,626,826	08/17/15	217,652
SSC	USD	17,517,163	GBP	11,250,000	08/17/15	49,750
						$613,973

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$403,190,999	$11,689	$403,202,688
Loan assignments	—	7,701,849	—	7,701,849
Common stocks	51,238	—	—	51,238
Warrants	1,606,997	—	—	1,606,997
Repurchase agreement	—	14,021,000	—	14,021,000
Investment of cash collateral from securities loaned	—	84,978,673	—	84,978,673
Forward foreign currency contracts	—	796,533	—	796,533
Total	$1,658,235	$510,689,054	$11,689	$512,358,978
Liabilities
Forward foreign currency contracts	$—	$(182,560)	$—	$(182,560)

At July 31, 2015, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2015

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs (Level 3) for the year ended July 31, 2015:

	Corporate bonds	Common stocks	Total
Beginning balance	$11,295	$91,132	$102,427
Purchases	—	—	—
Sales	—	(517,441)	(517,441)
Accrued discounts/(premiums)	(101)	—	(101)
Total realized gain/(loss)	—	(21,779)	(21,779)
Net change in unrealized appreciation/depreciation	495	448,088	448,583
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$11,689	$—	$11,689

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2015, was $495.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	71.2%
Luxembourg	7.1
France	4.0
United Kingdom	3.5
Netherlands	3.4
Germany	1.5
Canada	1.4
Ireland	1.1
Italy	1.0
Cayman Islands	0.9
Spain	0.5
Colombia	0.5
Belgium	0.5
Venezuela	0.4
Sweden	0.4
Georgia	0.3
Paraguay	0.3
Bermuda	0.3
India	0.3
Argentina	0.3
Czech Republic	0.2
Norway	0.2
Austria	0.2
Jersey	0.1
Mexico	0.1
Australia	0.1
South Africa	0.1
Brazil	0.1
Marshall Islands	0.0 †
Total	100.0%

†  Amount represents less than 0.05%

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2015

Portfolio footnotes

*  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 27.80% of net assets as of July 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security, or portion thereof, was on loan at July 31, 2015.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2015, the value of these securities amounted to 17.64% of net assets.

5  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2015 and changes periodically.

6  Perpetual investment. Date shown reflects the next call date.

7  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

8  Security is being fair valued by a Valuation Committee under the direction of the Board of Directors.

9  Illiquid investment as of July 31, 2015.

10  Bond interest in default.

11  Security exchanged on 04/21/11; position represents remaining escrow balance expected to be received upon finalization of debt restructuring.

12  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the year ended 07/31/15	Sales during the year ended 07/31/15	Value at 07/31/15	Net income earned from affiliate for the year ended 07/31/15
UBS Private Money Market Fund LLC	$34,618,990	$310,412,853	$260,053,170	$84,978,673	$5,753

13  Position is unsettled. Contract rate was not determined at July 31, 2015 and does not take effect until settlement.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance (unaudited)

For the 12 months ended July 31, 2015, the Portfolio's Class P shares gained 6.48% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") rose 6.40%, and the Lipper Large-Cap Value Funds category posted a median return of 6.64%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 134. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-advisors' Comments2

Please note: ICAP was terminated as a sub-advisor for the Portfolio effective at the close of business on February 3, 2015. River Road Asset Management, LLC began serving as a sub-advisor for this Portfolio effective on February 4, 2015.

ICAP

During the period when we managed a portion of the Portfolio from August 1, 2014 through February 3, 2015, we modestly outperformed the benchmark. Stock selection in the health care sector contributed to performance, led by strong returns from Valeant Pharmaceutical, UnitedHealth Group and Medtronic. In the capital goods sector, Boeing outperformed the benchmark. Elsewhere, an underweight to the energy sector was additive for relative performance.

Stock selection in the consumer services sector detracted from results, as Viacom underperformed. Stock selection in the energy sector was also negative as Halliburton and Cameron International underperformed. We exited our position in Halliburton prior to the end of the reporting period. Finally, underweights to the utilities and retail sectors detracted from relative results.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Sub-Advisors:

Institutional Capital LLC ("ICAP"); Pzena Investment Management, LLC ("Pzena");

Robeco Investment Management, Inc., doing business as Boston Partners ("Robeco");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital");

River Road Asset Management, LLC ("River Road")

Portfolio Managers:

ICAP: Jerrold Senser, Thomas M. Cole, Andrew P. Starr and Matthew T. Swanson;

Pzena: Richard S. Pzena, John P. Goetz and Benjamin Silver;

Robeco: Martin P. MacDonnell, CFA and Mark Donovan, CFA;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA;

River Road: Henry W. Sanders III, Thomas S. Forsha, James C. Shircliff

Objective:

Capital appreciation and dividend income

Investment process:

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values and seeks to avoid companies that exhibit excessive deterioration in earnings trends. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over a 12- to 18-month period.

ICAP also uses internally and externally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when

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PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-advisor's Comments – continued

Pzena

Our portion of the Portfolio modestly outperformed the benchmark during the reporting period. Our best performing holdings were in the health care, materials & processing, and financial services sectors. Cigna, a leader in managed care, was our largest contributor to results, as its earnings improved and the company received a buyout offer from Anthem. In the materials & processing sector, shares of building product company Masco Corp. strengthened due to strong results fueled by improvement in residential construction. A lack of exposure to agriculture and mining-related stocks also helped our performance. In financials, insurers Axis Capital Holdings, American International Group ("AIG") and Voya Financial, as well as money center banks Citigroup and Bank of America, were top contributors, as the prospect of rising interest rates propelled the entire group higher. AIG also benefited from a favorable litigation outcome. Another notable contributor to performance was Staples, Inc., which advanced as investors applauded its planned merger with Office Depot. On the downside, our energy holdings were the weakest performers as oil prices plunged. Elsewhere, our technology holdings suffered due to challenging foreign exchange rates and a slowdown in enterprise spending. Our portion of the Portfolio lacked exposure to the consumer staples sector, where we are not finding value. This was not rewarded, as investors bid up the sector in pursuit of earnings stability and dividend yield.

Our portion of the Portfolio continues to be skewed toward economically sensitive sectors where valuations are the most attractive, in our view. Our largest weights are in the financial services, energy, consumer discretionary and technology sectors. Exposure to the financial sector increased as valuations improved and given our purchase of Regions Financial. Our exposure to producer durables also rose, as we purchased Stanley Black and Decker. These were offset by reductions in the technology and health care sectors as TE Connectivity and Becton Dickinson were sold as they reached our estimate of fair value.

We view the US market as being fully valued, yet with areas of opportunity that we are able to exploit. The first is where both earnings and valuations are depressed, with the financial sector the most prominent. Here we see a path to earnings normalization through higher interest rates, a recovery in trading activity and rationalization of the expense structure. Advertising is another example. Volumes are below trend but they should normalize as the US economy gains momentum and Europe recovers. Mature technology companies are an example of where earnings are not depressed, but where

Investment process (continued)

its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

Robeco invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals and positive business momentum. Robeco establishes a sell discipline for each security in the portfolio based on its target price, and may also sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. The short side of the portfolio is selected by identifying the contra-characteristics that we look for on the long portfolio and covering a short if the stock reaches its fair value or there is a positive change in fundamentals or business momentum.

Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-advisor's Comments – continued

valuations reflect uncertainty about sustainability of their business franchises. Developing opportunities include energy, where a massive capital expenditure boom and plunging oil prices are creating opportunity, and industrials, which are decelerating after a decade-long boom fueled by the emerging markets.

Derivatives were not used during the reporting period.

Robeco (doing business as Boston Partners)

Our portion of the Portfolio outperformed the benchmark during the reporting period, driven by strong security selection. In particular, our holdings in the energy, technology and communications sectors added the most value. In the energy sector, our avoidance of poorly performing integrated majors, such as Exxon Mobil, was relatively beneficial. They performed poorly as the price of oil fell dramatically given an increase in supply and concerns about global growth. We were also significantly underweight oil service companies, which fell sharply during the reporting period. In the technology sector, our overweight position in NXP Semiconductors contributed to results as its share price moved significantly higher. Our avoidance of Intel Corp. was also relatively beneficial as its share price declined. Stock selection in the communications sector was also strong, as our out-of-benchmark position in Liberty Global performed well. Finally, we had a significant overweight position in Comcast which outperformed the benchmark during the reporting period.

Short positions in our portion of the Portfolio that did well also came from the energy sector. For example, we had short positions in some exploration and production companies that were down significantly. In the communications sector, we had a large short position in Sprint Corp., whose shares fell sharply during the reporting period.

Detractors from performance were several short positions in the consumer services, health care and consumer non-durables sectors. Several long positions in the finance sector were headwinds for results. For example, we had a large position in Discover Financial Services whose shares declined during the reporting period. We also lacked exposure to certain regional banks that performed well.

Derivatives were not used during the reporting period.

Los Angeles Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period, with both fundamental factors and industry tilts contributing to results. In looking at fundamental factors, in general, our higher quality posture added value. A tilt toward stocks with low book-to-price multiples added significant value, as investors paid up for balance sheet strength. In addition, a tilt away from volatility contributed to performance, as that factor was penalized during the reporting period. Additionally, exposure to stocks with positive analyst sentiment added value. Conversely, exposure to stocks with strong earnings quality and away from highly levered companies detracted from results. Moreover, a tilt toward smaller cap stocks negatively impacted performance. Within industries, an underweight to energy and an overweight to insurance and health care equipment & services contributed to results relative to the benchmark. In contrast, an underweight to materials and an overweight to real estate were the primary detractors from relative performance.

Investment process (concluded)

expected return to each characteristic in the current market environment.

River Road utilizes a fundamentally driven research process to identify attractive purchase candidates from an all cap universe of high yielding equity securities. The firm invests in well-managed, financially strong companies with high and growing dividends, targeting companies that are also trading at a meaningful discount to River Road's assessed valuation. The stock selection process is complemented by a risk averse approach that employs balanced diversification and a structured sell discipline.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-advisor's Comments – concluded

As of the end of the reporting period, our portion of the Portfolio was overweight health care, financials and retail, and underweight energy, technology and capital goods. Our portion of the Portfolio exhibited a book-to-price multiple that was in line with the benchmark and a lower dividend yield. Additionally, our portion of the Portfolio displayed a lower beta and was tilted toward smaller companies. (Beta is a measure of volatility or risk relative to the market as a whole.)

Derivatives were not used during the reporting period.

River Road Asset Management

For the period from February 4, 2015 through July 31, 2015, when we were a sub-advisor for a portion of the Portfolio, we underperformed the benchmark. Stock selection and sector allocation were both responsible for our underperformance and resulted in a negative total effect in seven of 10 sectors within the benchmark. The most significant detractors from performance came from stock selection in financials and an underweight in health care. The underperformance among financials was driven by holdings in the real estate investment trust ("REIT") and banking industries. In the case of REITs, a modest overweight to an industry that generated negative results was a headwind for performance. Our position in Iron Mountain, Inc., a storage and information management services REIT, was our largest detractor from performance during the reporting period. Additionally, the large regional banks we own—U.S. Bancorp, PNC Financial Services Group and Wells Fargo—all failed to keep pace with the industry's overall strong return. Other large detractors from performance were Intel Corp. and National Fuel Gas Co.

On the upside, the most significant positive impacts on relative performance were an underweight to the energy sector and stock selection in information technology. While energy was the worst absolute performing sector in our portion of the Portfolio, we significantly outperformed the benchmark sector. The outperformance in information technology was driven by our positions in Microsoft Corp., j2 Global, Inc. and Western Union. These three stocks were among our top five contributors to performance during the reporting period. The three holdings with the highest contribution to Portfolio return were Hasbro, Microsoft Corp. and PNC Financial Services Group, Inc. Hasbro was sold from our portion of the Portfolio, as it was trading at a significant premium to its assessed valuation based on our Absolute Value® approach. Absolute Value® is River Road Asset Management's proprietary investment philosophy and process. The objective of Absolute Value® investing is to provide attractive, sustainable, low volatility returns over the long term.

We did not use derivatives during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2015. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.23%	13.94%	6.56%
Class C2	5.44	13.02	5.71
Class Y3	6.51	14.20	6.87
Class P4	6.48	14.20	6.82
After deducting maximum sales charge
Class A1	0.39	12.66	5.96
Class C2	4.50	13.02	5.71
Russell 1000 Value Index[5]	6.40	15.08	6.79
Lipper Large-Cap Value Funds median	6.64	13.82	6.17

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.47%	15.27%	6.89%
Class C2	3.61	14.34	6.04
Class Y3	4.71	15.53	7.21
Class P4	4.67	15.54	7.16
After deducting maximum sales charge
Class A1	(1.26)	13.98	6.29
Class C2	2.69	14.34	6.04

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.32% and 1.32%; Class C—2.10% and 2.10%; Class Y—1.07% and 1.07%; and Class P—1.08% and 1.08%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.27%; Class C—2.02%; Class Y—1.02%; and Class P—1.02%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/15
Net assets (mm)	$1,406.6
Number of holdings	531
Portfolio composition[1]	07/31/15
Common stocks, ADRs and rights	111.2%
Investments sold short	(13.3)
Cash equivalents and other assets less liabilities	2.1
Total	100.0%
Top five sectors (long holdings)[1]	07/31/15
Financials	33.5%
Information Technology	15.1
Consumer Discretionary	12.9
Health Care	12.5
Industrials	11.0
Total	85.0%
Top ten equity holdings (long holdings)[1]	07/31/15
Microsoft Corp.	2.9%
Citigroup, Inc.	2.5
Wells Fargo & Co.	2.5
JPMorgan Chase & Co.	2.4
Berkshire Hathaway, Inc., Class B	1.9
The PNC Financial Services Group, Inc.	1.6
Hewlett-Packard Co.	1.6
Wal-Mart Stores, Inc.	1.4
Intel Corp.	1.4
American International Group, Inc.	1.4
Total	19.6%
Top five sectors (short holdings)[1]	07/31/15
Financials	(3.2)%
Consumer Discretionary	(2.2)
Information Technology	(1.9)
Industrials	(1.9)
Energy	(1.0)
Total	(10.2)%
Top ten equity holdings (short holdings)[1]	07/31/15
HCP, Inc.	(0.3)%
Twenty-First Century Fox, Inc., Class A	(0.3)
Realty Income Corp.	(0.3)
Macquarie Infrastructure Corp.	(0.2)
Health Care REIT, Inc.	(0.2)
Spectra Energy Corp.	(0.2)
Zions Bancorporation	(0.2)
Leucadia National Corp.	(0.2)
The Chubb Corp.	(0.2)
The Clorox Co.	(0.2)
Total	(2.3)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 254.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2015. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—111.20%
Aerospace & defense—2.63%
General Dynamics Corp.	46,541	$6,939,730
Honeywell International, Inc.	16,880	1,773,244
Huntington Ingalls Industries, Inc.	6,774	795,335
Lockheed Martin Corp.	37,309	7,726,694
Northrop Grumman Corp.[1]	24,630	4,261,236
Raytheon Co.	88,905	9,698,647
Spirit Aerosystems Holdings, Inc., Class A*	5,990	337,237
United Technologies Corp.	55,033	5,520,360
		37,052,483
Air freight & logistics—0.66%
United Parcel Service, Inc., Class B	90,995	9,314,248
Airlines—0.84%
Delta Air Lines, Inc.	161,835	7,175,764
United Continental Holdings, Inc.*	83,342	4,699,655
		11,875,419
Auto components—0.27%
Gentex Corp.[2]	68,030	1,093,922
Lear Corp.	25,250	2,627,768
		3,721,690
Automobiles—1.34%
Ford Motor Co.	998,251	14,804,062
General Motors Co.[1]	129,745	4,088,265
		18,892,327
Banks—7.23%
BB&T Corp.	159,531	6,424,313
City National Corp.	24,780	2,227,970
East West Bancorp, Inc.	71,022	3,178,945
Fifth Third Bancorp	179,825	3,788,913
Huntington Bancshares, Inc.	312,975	3,652,418
People's United Financial, Inc.[2]	101,830	1,656,774
Regions Financial Corp.	891,700	9,264,763
SunTrust Banks, Inc.	32,258	1,430,320
TCF Financial Corp.	34,453	567,097
The PNC Financial Services Group, Inc.	234,117	22,985,607
US Bancorp	255,692	11,559,835
Wells Fargo & Co.[1]	603,931	34,949,487
		101,686,442
Beverages—0.99%
Constellation Brands, Inc., Class A	4,068	488,241
Molson Coors Brewing Co., Class B	120,720	8,588,021
PepsiCo, Inc.	49,900	4,807,865
		13,884,127
Biotechnology—0.61%
Baxalta, Inc.*,2	139,975	4,595,380
Gilead Sciences, Inc.	34,334	4,046,605
		8,641,985
	Number of shares	Value
Common stocks—(continued)
Building products—0.39%
Masco Corp.	171,428	$4,523,985
Owens Corning	22,820	1,023,477
		5,547,462
Capital markets—3.29%
Ameriprise Financial, Inc.	5,780	726,373
BlackRock, Inc.	2,806	943,714
Franklin Resources, Inc.	175,199	7,980,315
Invesco Ltd.	21,080	813,688
Legg Mason, Inc.	36,136	1,782,950
Morgan Stanley	335,744	13,040,297
Raymond James Financial, Inc.[2]	17,948	1,058,932
State Street Corp.	123,606	9,463,275
The Goldman Sachs Group, Inc.	51,158	10,490,971
		46,300,515
Chemicals—1.27%
Air Products & Chemicals, Inc.	20,900	2,978,459
Ashland, Inc.	31,300	3,578,216
Eastman Chemical Co.	7,670	601,328
FMC Corp.[2]	8,992	436,472
Huntsman Corp.	141,814	2,694,466
Innophos Holdings, Inc.	33,700	1,734,876
Methanex Corp.	28,016	1,263,241
The Mosaic Co.	72,148	3,098,035
The Valspar Corp.	17,143	1,427,669
		17,812,762
Commercial services & supplies—2.30%
Cintas Corp.	11,410	975,555
Corrections Corp. of America[2]	20,850	733,294
KAR Auction Services, Inc.	47,420	1,846,061
Pitney Bowes, Inc.[2]	62,407	1,305,554
R.R. Donnelley & Sons Co.[2]	45,556	799,508
Republic Services, Inc.	234,954	9,992,594
Tetra Tech, Inc.	42,262	1,125,860
The ADT Corp.[2]	369,120	12,745,713
Waste Connections, Inc.	10,420	522,355
Waste Management, Inc.[2]	45,118	2,306,883
		32,353,377
Communications equipment—2.90%
Brocade Communications Systems, Inc.	520,091	5,336,134
Cisco Systems, Inc.[1]	382,507	10,870,849
Harris Corp.	50,927	4,223,885
Juniper Networks, Inc.	64,559	1,834,767
Motorola Solutions, Inc.	160,535	9,657,785
QUALCOMM, Inc.	137,400	8,847,186
		40,770,606
Construction & engineering—0.18%
AECOM*,2	42,129	1,298,837
Fluor Corp.	27,596	1,290,113
		2,588,950

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(continued)
Construction materials—0.05%
Vulcan Materials Co.	7,550	$687,201
Consumer finance—2.02%
Ally Financial, Inc.	160,210	3,647,982
Capital One Financial Corp.[1]	206,274	16,770,076
Discover Financial Services	122,692	6,847,441
Navient Corp.	72,179	1,133,210
		28,398,709
Containers & packaging—1.28%
Avery Dennison Corp.	29,750	1,810,287
Bemis Co., Inc.	104,990	4,679,404
Crown Holdings, Inc.*	69,858	3,598,386
Graphic Packaging Holding Co.	97,405	1,470,816
Sonoco Products Co.	35,500	1,465,440
WestRock Co.*	79,248	4,997,379
		18,021,712
Distributors—0.04%
Genuine Parts Co.[2]	5,570	495,452
Diversified consumer services—0.06%
H&R Block, Inc.	23,699	788,940
Diversified financial services—7.93%
Bank of America Corp.[1]	1,064,386	19,031,222
Citigroup, Inc.[1]	599,035	35,019,586
CME Group, Inc.[2]	81,278	7,805,939
Intercontinental Exchange, Inc.	10,281	2,344,479
JPMorgan Chase & Co.[1]	493,398	33,812,565
The NASDAQ OMX Group, Inc.	28,439	1,451,242
Voya Financial, Inc.	256,383	12,037,182
		111,502,215
Diversified telecommunication services—1.77%
AT&T, Inc.[2]	164,424	5,712,090
CenturyLink, Inc.[2]	105,856	3,027,481
Verizon Communications, Inc.	344,987	16,141,942
		24,881,513
Electric utilities—0.37%
American Electric Power Co., Inc.	18,286	1,034,439
Duke Energy Corp.[2]	12,988	963,969
Entergy Corp.	7,510	533,360
Exelon Corp.	39,711	1,274,326
FirstEnergy Corp.	18,550	629,958
Xcel Energy, Inc.	20,825	722,003
		5,158,055
Electrical equipment—0.51%
Emerson Electric Co.	139,700	7,229,475
Electronic equipment, instruments & components—0.86%
Arrow Electronics, Inc.*	17,450	1,014,717
Corning, Inc.	305,282	5,702,668
Dolby Laboratories, Inc., Class A2	12,230	429,885
Flextronics International Ltd.*	105,374	1,160,168
	Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—(concluded)
Ingram Micro, Inc., Class A*,2	56,790	$1,546,392
Jabil Circuit, Inc.	109,461	2,216,585
		12,070,415
Energy equipment & services—0.70%
Baker Hughes, Inc.	120,938	7,032,545
Cameron International Corp.*	38,860	1,960,875
Ensco PLC Class A2	22,100	366,418
Superior Energy Services, Inc.[2]	31,497	535,449
		9,895,287
Food & staples retailing—3.36%
CVS Health Corp.[1]	132,441	14,895,640
Sysco Corp.	333,255	12,100,489
Wal-Mart Stores, Inc.	272,292	19,599,578
Whole Foods Market, Inc.[2]	16,520	601,328
		47,197,035
Food products—1.06%
Bunge Ltd.	16,496	1,317,206
Mondelez International, Inc., Class A	96,429	4,351,841
The J.M. Smucker Co.	3,984	444,973
Tyson Foods, Inc., Class A	199,541	8,849,643
		14,963,663
Gas utilities—1.45%
AmeriGas Partners LP	118,300	5,431,153
Atmos Energy Corp.	54,472	3,012,301
National Fuel Gas Co.	185,000	10,002,950
Questar Corp.[2]	49,055	1,086,078
UGI Corp.	25,040	914,962
		20,447,444
Health care equipment & supplies—1.59%
Baxter International, Inc.[2]	139,975	5,610,198
Boston Scientific Corp.*	135,683	2,352,743
Hologic, Inc.*,2	43,601	1,816,418
Medtronic PLC[1]	115,146	9,026,295
Zimmer Holdings, Inc.	33,770	3,514,444
		22,320,098
Health care providers & services—5.50%
Anthem, Inc.[2]	42,898	6,617,874
Cardinal Health, Inc.[2]	32,382	2,751,822
Cigna Corp.	76,696	11,048,826
Community Health Systems, Inc.*	35,900	2,100,509
DaVita HealthCare Partners, Inc.*	4,310	340,619
Express Scripts Holding Co.*	133,507	12,024,976
HCA Holdings, Inc.*	39,462	3,670,361
Health Net, Inc.*	44,363	2,966,110
Humana, Inc.	12,011	2,187,083
Laboratory Corp. of America Holdings*	41,468	5,278,462
MEDNAX, Inc.*	20,770	1,757,973
Omnicare, Inc.	45,301	4,387,402
Owens & Minor, Inc.	160,100	5,629,116

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(continued)
Health care providers & services—(concluded)
Quest Diagnostics, Inc.	189,020	$13,951,566
UnitedHealth Group, Inc.	21,570	2,618,598
		77,331,297
Hotels, restaurants & leisure—0.34%
Choice Hotels International, Inc.[2]	15,890	804,988
Las Vegas Sands Corp.[2]	26,609	1,491,168
MGM Resorts International*,2	15,850	310,977
Six Flags Entertainment Corp.	46,950	2,189,748
		4,796,881
Household products—1.04%
Kimberly-Clark Corp.	72,400	8,323,828
The Clorox Co.	11,230	1,257,086
The Procter & Gamble Co.[1]	65,954	5,058,672
		14,639,586
Independent power and renewable electricity producers—0.40%
AES Corp.	400,480	5,126,144
Calpine Corp.*	28,320	518,256
		5,644,400
Industrial conglomerates—0.37%
General Electric Co.[1]	198,403	5,178,318
Insurance—9.55%
ACE Ltd.	59,048	6,422,651
Allied World Assurance Co. Holdings AG	35,640	1,506,146
American Financial Group, Inc.	12,484	860,772
American International Group, Inc.	303,902	19,486,196
Aon PLC	27,806	2,802,011
Arch Capital Group Ltd.*,2	11,490	819,926
Aspen Insurance Holdings Ltd.	35,180	1,691,806
Assurant, Inc.	38,520	2,873,592
Assured Guaranty Ltd.[2]	87,580	2,142,207
Axis Capital Holdings Ltd.	211,831	12,192,992
Berkshire Hathaway, Inc., Class B*,1	183,036	26,126,559
Brown & Brown, Inc.	22,740	760,653
Cincinnati Financial Corp.[2]	11,065	610,899
CNA Financial Corp.	49,696	1,968,955
Loews Corp.[2]	47,460	1,808,701
Mercury General Corp.[2]	10,546	595,322
MetLife, Inc.	242,249	13,502,959
Old Republic International Corp.[2]	147,780	2,472,359
Prudential Financial, Inc.	38,895	3,436,762
RenaissanceRe Holdings Ltd.[2]	22,599	2,424,873
The Allstate Corp.[2]	111,417	7,682,202
The Hanover Insurance Group, Inc.[2]	17,732	1,433,632
The Hartford Financial Services Group, Inc.	56,696	2,695,895
The Travelers Cos., Inc.	46,096	4,891,707
Unum Group	49,403	1,770,604
Validus Holdings Ltd.	30,967	1,435,320
W.R. Berkley Corp.[2]	13,490	751,663
	Number of shares	Value
Common stocks—(continued)
Insurance—(concluded)
Willis Group Holdings PLC	135,371	$6,293,398
XL Group PLC	74,730	2,841,235
		134,301,997
Internet & catalog retail—0.15%
Expedia, Inc.	10,901	1,323,817
Liberty Interactive Corp., Class A*	26,199	761,081
		2,084,898
Internet software & services—0.46%
j2 Global, Inc.[2]	92,591	6,518,406
IT services—1.68%
Automatic Data Processing, Inc.	5,610	447,510
Computer Sciences Corp.[1]	61,478	4,022,505
DST Systems, Inc.	3,000	327,450
Fidelity National Information Services, Inc.	56,142	3,673,371
Leidos Holdings, Inc.	36,220	1,477,776
Paychex, Inc.[2]	20,120	933,568
The Western Union Co.	418,700	8,474,488
Total System Services, Inc.	21,580	997,428
Xerox Corp.[2]	297,187	3,275,001
		23,629,097
Life sciences tools & services—0.13%
Charles River Laboratories International, Inc.*	4,630	359,380
QIAGEN N.V.*,2	34,068	953,223
Thermo Fisher Scientific, Inc.	3,690	514,866
		1,827,469
Machinery—2.33%
Crane Co.	21,622	1,150,291
Ingersoll-Rand PLC	48,932	3,004,425
Oshkosh Corp.[2]	37,969	1,387,387
Parker-Hannifin Corp.[2]	142,563	16,073,978
Stanley Black & Decker, Inc.	103,503	10,918,532
Trinity Industries, Inc.[2]	7,140	208,916
		32,743,529
Media—6.40%
CBS Corp., Class B	25,178	1,346,268
Cinemark Holdings, Inc.	116,955	4,615,044
Comcast Corp., Class A	102,984	6,427,231
Liberty Broadband Corp., Class C*	30,205	1,616,874
Liberty Global PLC LiLAC, Class C*	9,699	412,692
Liberty Global PLC, Series C*,1	193,982	9,532,275
Liberty Media Corp., Class A*	22,852	863,806
Liberty Media Corp., Class C*	99,048	3,734,110
News Corp., Class A*	725,386	10,684,936
Omnicom Group, Inc.	263,628	19,265,934
Scripps Networks Interactive, Inc., Class A2	30,925	1,935,286
Shaw Communications, Inc., Class B	164,168	3,480,362
The Interpublic Group Cos., Inc.	357,458	7,613,855

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(continued)
Media—(concluded)
Thomson Reuters Corp.	237,886	$9,622,489
Time Warner, Inc.[1]	54,147	4,767,102
Time, Inc.	56,866	1,269,249
Twenty-First Century Fox, Inc., Class A	46,861	1,616,236
Viacom, Inc., Class B	22,281	1,270,017
		90,073,766
Metals & mining—0.82%
Barrick Gold Corp.	155,597	1,098,515
Compass Minerals International, Inc.	83,985	6,718,800
Freeport-McMoRan, Inc.[2]	9,230	108,452
Nucor Corp.	80,100	3,535,614
		11,461,381
Multi-utilities—0.56%
Ameren Corp.	24,874	1,021,824
Centerpoint Energy, Inc.[2]	72,508	1,402,305
Dominion Resources, Inc.[2]	30,635	2,196,529
Vectren Corp.	78,002	3,283,884
		7,904,542
Multiline retail—2.47%
Kohl's Corp.[2]	172,800	10,596,096
Macy's, Inc.	106,548	7,358,205
Target Corp.	205,479	16,818,456
		34,772,757
Oil, gas & consumable fuels—9.32%
Anadarko Petroleum Corp.	36,261	2,696,005
Apache Corp.[2]	22,880	1,049,277
BP PLC, ADR	352,316	13,025,123
Canadian Natural Resources Ltd.	131,193	3,198,485
Cheniere Energy, Inc.*,2	23,740	1,637,348
Chevron Corp.[1]	119,486	10,572,121
ConocoPhillips	18,218	917,094
Continental Resources, Inc.*,2	19,800	661,518
Devon Energy Corp.	24,058	1,188,946
Diamondback Energy, Inc.*	30,274	2,037,440
Energen Corp.	40,085	2,212,692
EOG Resources, Inc.	66,911	5,164,860
EQT Corp.	18,392	1,413,425
Exxon Mobil Corp.[1]	242,981	19,246,525
Gulfport Energy Corp.*	33,180	1,086,977
Hess Corp.	9,460	558,235
Kinder Morgan, Inc.	34,170	1,183,649
Kosmos Energy Ltd.*,2	58,940	424,368
Marathon Petroleum Corp.	66,605	3,641,295
Martin Midstream Partners LP	75,600	2,318,652
Murphy Oil Corp.[2]	166,650	5,464,454
Occidental Petroleum Corp.	265,128	18,611,986
Parsley Energy, Inc., Class A*,2	53,500	773,610
PBF Energy, Inc., Class A2	26,070	823,030
Phillips 66	131,639	10,465,300
QEP Resources, Inc.	158,153	2,195,164
Rice Energy, Inc.*,2	46,479	838,946
	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—(concluded)
Royal Dutch Shell PLC, ADR	264,525	$15,204,897
RSP Permian, Inc.*	30,309	751,663
Tesoro Corp.	15,300	1,489,302
WPX Energy, Inc.*,2	26,690	232,203
		131,084,590
Paper & forest products—0.38%
International Paper Co.[2]	110,482	5,288,773
Personal products—0.51%
Unilever PLC, ADR	156,600	7,098,678
Pharmaceuticals—4.63%
Abbott Laboratories	159,621	8,091,188
AbbVie, Inc.	47,700	3,339,477
Allergan PLC*	2,780	920,597
Johnson & Johnson[1,2]	192,919	19,332,413
Merck & Co., Inc.	172,408	10,165,176
Pfizer, Inc.[1]	498,608	17,979,804
Shire PLC, ADR	7,821	2,086,721
Teva Pharmaceutical Industries Ltd., ADR	47,225	3,259,470
		65,174,846
Real estate investment trusts—3.62%
American Capital Agency Corp.	40,470	779,452
American Homes 4 Rent, Class A	93,985	1,555,452
Chimera Investment Corp.	119,548	1,701,168
Communications Sales & Leasing, Inc.	170,118	3,546,960
CyrusOne, Inc.	147,900	4,546,446
DDR Corp.	92,130	1,501,719
General Growth Properties, Inc.	18,630	505,618
Healthcare Trust of America, Inc., Class A	17,625	442,916
Hospitality Properties Trust[2]	25,870	709,355
Host Hotels & Resorts, Inc.	27,259	528,279
Iron Mountain, Inc.	384,700	11,560,235
MFA Financial, Inc.	203,623	1,533,281
Post Properties, Inc.[2]	9,670	550,610
Regency Centers Corp.	20,910	1,337,613
Retail Properties of America, Inc., Class A	52,310	761,634
Sunstone Hotel Investors, Inc.	36,132	508,377
The Geo Group, Inc.	220,761	8,333,728
UDR, Inc.[2]	17,980	607,904
Vereit, Inc.	57,180	500,897
Weingarten Realty Investors	34,920	1,228,486
Weyerhaeuser Co.	265,772	8,156,543
		50,896,673
Real estate management & development—0.44%
Jones Lang LaSalle, Inc.[2]	18,527	3,298,547
Realogy Holdings Corp.*	26,820	1,220,846
The Howard Hughes Corp.*,2	11,780	1,601,609
		6,121,002

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(concluded)
Road & rail—0.06%
Ryder System, Inc.[2]	9,870	$893,432
Semiconductors & semiconductor equipment—1.89%
Broadcom Corp., Class A	22,400	1,133,664
Intel Corp.	675,950	19,568,752
Lam Research Corp.	23,711	1,822,665
NXP Semiconductors N.V.*	34,817	3,376,901
ON Semiconductor Corp.*	70,196	745,481
		26,647,463
Software—4.40%
Activision Blizzard, Inc.[2]	190,822	4,921,299
Microsoft Corp.[1]	869,621	40,611,301
Oracle Corp.	380,339	15,190,740
Symantec Corp.	51,936	1,181,024
		61,904,364
Specialty retail—0.93%
Bed, Bath & Beyond, Inc.*,2	7,630	497,705
Staples, Inc.[2]	575,074	8,459,338
The Gap, Inc.[2]	114,414	4,173,823
		13,130,866
Technology hardware, storage & peripherals—2.88%
Apple, Inc.[1]	74,591	9,047,888
EMC Corp.	79,736	2,144,101
Hewlett-Packard Co.[1]	724,017	22,096,999
Lexmark International, Inc., Class A	16,190	550,298
NCR Corp.*	36,820	1,014,023
NetApp, Inc.[2]	10,460	325,829
Seagate Technology PLC[2]	34,024	1,721,615
Western Digital Corp.	42,553	3,662,111
		40,562,864
Textiles, apparel & luxury goods—0.10%
Coach, Inc.	43,310	1,351,272
Tobacco—0.05%
Altria Group, Inc.	12,510	680,294
Trading companies & distributors—1.40%
Aircastle Ltd.[2]	182,300	4,387,961
Fastenal Co.[2]	237,030	9,922,076
MSC Industrial Direct Co., Inc., Class A	75,643	5,390,320
		19,700,357
Wireless telecommunication services—0.44%
Rogers Communications, Inc., Class B	171,201	6,005,730
Sprint Corp.*,2	47,230	159,165
		6,164,895
Total common stocks (cost—$1,442,293,712)		1,564,108,300
	Number of rights	Value
Rights—0.00%†
Safeway Casa Ley CVR*,2,3,4	35,500	$36,029
Safeway PDC LLC CVR*,2,3,4	35,500	1,733
Total rights (cost—$37,630)		37,762
	Face amount
Repurchase agreement—2.13%
Repurchase agreement dated 07/31/15 with State Street Bank and Trust Co., 0.000% due 08/03/15, collateralized by $8,630,563 Federal Home Loan Mortgage Corp. obligation, 2.080% due 10/17/22, $2,165,840 Federal National Mortgage Association obligation, 2.170% due 10/17/22 and $19,311,884 US Treasury Notes, 1.625% to 3.625% due 03/31/19 to 06/30/20; (value—$30,613,758); proceeds: $30,013,000 (cost—$30,013,000)	$30,013,000	30,013,000
	Number of shares
Investment of cash collateral from securities loaned—0.50%
Money market fund—0.50%
UBS Private Money Market Fund LLC[5] (cost—$6,993,833)	6,993,833	6,993,833
Total investments before investments sold short (cost—$1,479,338,175)—113.83%		1,601,152,895
Investments sold short—(13.27)%
Common stocks—(13.27)%
Aerospace & defense—(0.13)%
BE Aerospace, Inc.	(13,356)	(650,571)
Orbital ATK, Inc.	(17,470)	(1,239,496)
		(1,890,067)
Air freight & logistics—(0.07)%
XPO Logistics, Inc.	(22,446)	(973,034)
Auto components—(0.11)%
Dorman Products, Inc.	(29,046)	(1,533,048)
Banks—(1.30)%
BancorpSouth, Inc.	(50,015)	(1,263,879)
Bank of Hawaii Corp.	(14,351)	(968,262)
Comerica, Inc.	(20,860)	(989,390)
Community Bank System, Inc.	(27,879)	(1,065,814)
CVB Financial Corp.	(53,609)	(949,415)
First Financial Bankshares, Inc.	(33,489)	(1,137,956)
First Republic Bank	(30,910)	(1,971,749)
Home Bancshares, Inc.	(26,706)	(1,063,433)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Banks—(concluded)
PacWest Bancorp	(19,472)	$(901,359)
Texas Capital Bancshares, Inc.	(17,710)	(1,043,828)
Trustmark Corp.	(24,675)	(593,187)
United Bankshares, Inc.	(42,227)	(1,711,460)
Valley National Bancorp	(111,388)	(1,104,969)
Westamerica BanCorp.	(25,873)	(1,267,260)
Zions Bancorporation	(70,400)	(2,195,776)
		(18,227,737)
Beverages—(0.05)%
Molson Coors Brewing Co., Class B	(9,360)	(665,870)
Biotechnology—(0.05)%
Alkermes PLC	(11,020)	(771,620)
Building products—(0.11)%
USG Corp.	(50,452)	(1,563,003)
Capital markets—(0.13)%
Franklin Resources, Inc.	(24,220)	(1,103,221)
TD Ameritrade Holding Corp.	(19,063)	(700,184)
		(1,803,405)
Chemicals—(0.57)%
Air Products & Chemicals, Inc.	(12,316)	(1,755,153)
Airgas, Inc.	(6,907)	(704,652)
Albemarle Corp.	(9,360)	(507,312)
Axalta Coating Systems Ltd.	(29,274)	(931,206)
Celanese Corp., Series A	(11,480)	(756,762)
E.I. du Pont de Nemours and Co.	(20,573)	(1,147,150)
FMC Corp.	(19,435)	(943,375)
W. R. Grace & Co.	(13,111)	(1,323,293)
		(8,068,903)
Commercial services & supplies—(0.22)%
Clean Harbors, Inc.	(8,770)	(434,290)
Mobile Mini, Inc.	(32,651)	(1,212,332)
Rollins, Inc.	(48,125)	(1,395,625)
		(3,042,247)
Communications equipment—(0.33)%
Arista Networks, Inc.	(24,181)	(2,042,569)
Cisco Systems, Inc.	(9,040)	(256,917)
JDS Uniphase Corp.	(126,530)	(1,403,218)
ViaSat, Inc.	(14,258)	(883,996)
		(4,586,700)
Construction & engineering—(0.14)%
Jacobs Engineering Group, Inc.	(10,584)	(445,798)
KBR, Inc.	(83,490)	(1,458,570)
		(1,904,368)
Construction materials—(0.09)%
Martin Marietta Materials, Inc.	(1,870)	(293,253)
Vulcan Materials Co.	(10,989)	(1,000,219)
		(1,293,472)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Consumer finance—(0.10)%
Navient Corp.	(18,354)	$(288,158)
Santander Consumer USA Holdings, Inc.	(44,657)	(1,079,806)
		(1,367,964)
Containers & packaging—(0.03)%
Owens-Illinois, Inc.	(22,410)	(478,454)
Distributors—(0.05)%
LKQ Corp.	(24,320)	(765,107)
Diversified financial services—(0.15)%
Leucadia National Corp.	(89,948)	(2,115,577)
Diversified telecommunication services—(0.04)%
Frontier Communications Corp.	(106,210)	(501,311)
Electric utilities—(0.06)%
PPL Corp.	(24,870)	(791,115)
Electronic equipment, instruments & components—(0.35)%
Corning, Inc.	(64,352)	(1,202,095)
FLIR Systems, Inc.	(13,141)	(404,612)
Itron, Inc.	(25,383)	(818,094)
National Instruments Corp.	(29,481)	(853,770)
Trimble Navigation Ltd.	(68,572)	(1,584,013)
		(4,862,584)
Energy equipment & services—(0.15)%
Diamond Offshore Drilling, Inc.	(30,088)	(660,432)
Helmerich & Payne, Inc.	(11,950)	(689,993)
Rowan Cos., PLC, Class A	(48,005)	(827,126)
		(2,177,551)
Food & staples retailing—(0.07)%
Walgreens Boots Alliance, Inc.	(9,520)	(919,918)
Food products—(0.48)%
Campbell Soup Co.	(25,060)	(1,235,709)
McCormick & Co., Inc.	(14,565)	(1,194,476)
Mead Johnson Nutrition Co.	(12,101)	(1,069,607)
Mondelez International, Inc., Class A	(19,773)	(892,355)
Snyders-Lance, Inc.	(46,053)	(1,497,644)
The Hain Celestial Group, Inc.	(13,056)	(887,547)
		(6,777,338)
Health care equipment & supplies—(0.44)%
Alere, Inc.	(5,440)	(264,439)
Baxter International, Inc.	(26,490)	(1,061,719)
Medtronic PLC	(23,120)	(1,812,377)
The Cooper Cos., Inc.	(6,488)	(1,148,376)
West Pharmaceutical Services, Inc.	(32,498)	(1,945,655)
		(6,232,566)
Health care providers & services—(0.18)%
Diplomat Pharmacy, Inc.	(17,674)	(816,185)
Henry Schein, Inc.	(11,744)	(1,737,877)
		(2,554,062)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Health care technology—(0.05)%
athenahealth, Inc.	(4,900)	$(685,804)
Hotels, restaurants & leisure—(0.57)%
Aramark	(24,500)	(779,590)
Bob Evans Farms, Inc.	(12,995)	(648,710)
Carnival Corp.	(17,550)	(935,240)
Chipotle Mexican Grill, Inc.	(1,130)	(838,720)
Krispy Kreme Doughnuts, Inc.	(44,812)	(835,296)
Texas Roadhouse, Inc.	(22,855)	(900,258)
The Cheesecake Factory, Inc.	(16,865)	(973,785)
The Wendy's Co.	(158,338)	(1,624,548)
Wynn Resorts Ltd.	(5,140)	(530,602)
		(8,066,749)
Household durables—(0.23)%
D.R. Horton, Inc.	(63,400)	(1,882,346)
Lennar Corp., Class A	(26,227)	(1,391,080)
		(3,273,426)
Household products—(0.27)%
Colgate-Palmolive Co.	(25,366)	(1,725,395)
The Clorox Co.	(18,304)	(2,048,950)
		(3,774,345)
Independent power and renewable electricity producers—(0.07)%
NRG Energy, Inc.	(39,700)	(891,265)
Talen Energy Corp.	(3,106)	(48,857)
		(940,122)
Insurance—(0.45)%
Aflac, Inc.	(19,740)	(1,264,347)
Axis Capital Holdings Ltd.	(16,140)	(929,019)
FNF Group	(26,660)	(1,042,139)
Genworth Financial, Inc., Class A	(80,508)	(564,361)
The Chubb Corp.	(16,680)	(2,073,824)
XL Group PLC	(11,380)	(432,668)
		(6,306,358)
Internet software & services—(0.11)%
LendingClub Corp.	(39,888)	(578,775)
Yahoo!, Inc.	(24,770)	(908,316)
		(1,487,091)
IT services—(0.15)%
VeriFone Systems, Inc.	(40,348)	(1,298,399)
Wipro Ltd., ADR	(68,125)	(842,025)
		(2,140,424)
Leisure products—(0.08)%
Mattel, Inc.	(50,795)	(1,178,952)
Machinery—(0.43)%
AGCO Corp.	(14,340)	(788,843)
Deere & Co.	(13,780)	(1,303,175)
Joy Global, Inc.	(7,330)	(193,585)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Machinery—(concluded)
Kennametal, Inc.	(20,179)	$(639,473)
Lincoln Electric Holdings, Inc.	(8,200)	(496,510)
Pentair PLC	(10,267)	(624,336)
The Timken Co.	(19,440)	(648,907)
Valmont Industries, Inc.	(12,630)	(1,404,835)
		(6,099,664)
Media—(0.40)%
DreamWorks Animation SKG, Inc., Class A	(27,207)	(655,961)
Liberty Broadband Corp., Class A	(14,370)	(775,549)
Liberty Broadband Corp., Class C	(9,100)	(487,123)
Twenty-First Century Fox, Inc., Class A	(107,362)	(3,702,915)
		(5,621,548)
Metals & mining—(0.14)%
Allegheny Technologies, Inc.	(61,580)	(1,312,886)
Royal Gold, Inc.	(12,634)	(637,006)
		(1,949,892)
Multi-utilities—(0.07)%
WEC Energy Group, Inc.	(19,830)	(971,670)
Oil, gas & consumable fuels—(0.62)%
Cabot Oil & Gas Corp.	(20,712)	(541,826)
Chevron Corp.	(15,535)	(1,374,537)
Concho Resources, Inc.	(9,527)	(1,015,197)
CVR Energy, Inc.	(13,576)	(519,011)
Golar LNG Ltd.	(16,060)	(691,704)
Matador Resources Co.	(46,557)	(1,025,651)
Newfield Exploration Co.	(13,413)	(439,812)
QEP Resources, Inc.	(24,130)	(334,924)
Spectra Energy Corp.	(93,043)	(2,815,481)
		(8,758,143)
Paper & forest products—(0.04)%
Domtar Corp.	(12,780)	(519,635)
Personal products—(0.03)%
Avon Products, Inc.	(73,360)	(415,951)
Pharmaceuticals—(0.03)%
Mylan NV	(7,010)	(392,490)
Professional services—(0.14)%
Manpowergroup, Inc.	(12,520)	(1,132,810)
Nielsen NV	(18,010)	(872,764)
		(2,005,574)
Real estate investment trusts—(1.25)%
AvalonBay Communities, Inc.	(7,462)	(1,286,001)
Corporate Office Properties Trust	(13,449)	(311,075)
Equinix, Inc.	(6,077)	(1,694,936)
HCP, Inc.	(102,681)	(3,967,594)
Health Care REIT, Inc.	(42,185)	(2,926,374)
Omega Healthcare Investors, Inc.	(49,445)	(1,792,876)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Real estate investment trusts—(concluded)
Realty Income Corp.	(75,766)	$(3,658,740)
Rouse Properties, Inc.	(25,389)	(446,846)
SL Green Realty Corp.	(7,784)	(896,250)
Ventas, Inc.	(8,770)	(588,379)
		(17,569,071)
Road & rail—(0.34)%
CSX Corp.	(12,100)	(378,488)
Genesee & Wyoming, Inc., Class A	(6,340)	(451,535)
Heartland Express, Inc.	(28,434)	(606,497)
J.B. Hunt Transport Services, Inc.	(9,012)	(758,089)
Norfolk Southern Corp.	(9,507)	(801,725)
Old Dominion Freight Line, Inc.	(12,220)	(893,893)
Ryder System, Inc.	(9,459)	(856,229)
		(4,746,456)
Semiconductors & semiconductor equipment—(0.38)%
Analog Devices, Inc.	(13,172)	(768,323)
Cavium, Inc.	(13,685)	(927,843)
Cree, Inc.	(22,300)	(549,695)
Cypress Semiconductor Corp.	(86,100)	(988,428)
Marvell Technology Group Ltd.	(75,470)	(938,847)
Micron Technology, Inc.	(6,940)	(128,459)
NVIDIA Corp.	(49,300)	(983,535)
		(5,285,130)
Software—(0.84)%
Activision Blizzard, Inc.	(41,520)	(1,070,801)
ANSYS, Inc.	(6,602)	(621,578)
Blackbaud, Inc.	(24,230)	(1,481,907)
Microsoft Corp.	(27,040)	(1,262,768)
NetSuite, Inc.	(16,789)	(1,659,425)
Proofpoint, Inc.	(21,522)	(1,392,473)
Salesforce.com, Inc.	(11,433)	(838,039)
The Ultimate Software Group, Inc.	(7,563)	(1,393,180)
Tyler Technologies, Inc.	(6,940)	(968,408)
Verint Systems, Inc.	(15,288)	(890,067)
Zynga, Inc., Class A	(114,500)	(283,960)
		(11,862,606)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Specialty retail—(0.45)%
Cabela's, Inc.*	(12,881)	$(572,303)
CarMax, Inc.*	(29,995)	(1,934,977)
Mattress Firm Holding Corp.*	(21,237)	(1,313,509)
Monro Muffler Brake, Inc.	(20,871)	(1,320,091)
Restoration Hardware Holdings, Inc.	(11,135)	(1,129,757)
		(6,270,637)
Technology hardware, storage & peripherals—(0.06)%
SanDisk Corp.	(4,640)	(279,745)
Western Digital Corp.	(6,780)	(583,487)
		(863,232)
Textiles, apparel & luxury goods—(0.10)%
Under Armour, Inc., Class A	(14,614)	(1,451,609)
Thrifts & mortgage finance—(0.09)%
New York Community Bancorp, Inc.	(67,080)	(1,276,532)
Tobacco—(0.06)%
Philip Morris International, Inc.	(10,600)	(906,618)
Trading companies & distributors—(0.06)%
Air Lease Corp.	(11,260)	(398,041)
W.W. Grainger, Inc.	(2,041)	(466,797)
		(864,838)
Transportation infrastructure—(0.23)%
Macquarie Infrastructure Corp.	(37,940)	(3,222,244)
Wireless telecommunication services—(0.13)%
Sprint Corp.	(138,761)	(467,625)
Telephone & Data Systems, Inc.	(39,000)	(1,146,990)
US Cellular Corp.	(7,560)	(281,383)
		(1,895,998)
Total investments sold short (proceeds—$181,303,197)		(186,669,830)
Liabilities in excess of other assets—(0.56)%		(7,854,258)
Net assets—100.00%		$1,406,628,807

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Aggregate cost for federal income tax purposes before investments sold short was $1,489,626,726 and net unrealized appreciation consisted of:

Gross unrealized appreciation	$173,829,676
Gross unrealized depreciation	(62,303,507)
Net unrealized appreciation	$111,526,169

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2015

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,564,108,300	$—	$—	$1,564,108,300
Rights	—	—	37,762	37,762
Repurchase agreement	—	30,013,000	—	30,013,000
Investment of cash collateral from securities loaned	—	6,993,833	—	6,993,833
Total	$1,564,108,300	$37,006,833	$37,762	$1,601,152,895
Liabilities
Investments sold short	$(186,669,830)	$—	$—	$(186,669,830)

At July 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs (Level 3) for the year ended July 31, 2015:

Rights
Beginning balance	$—
Purchases	—
Issuances	37,630
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	132
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$37,762

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2015, was $132.

Issuer breakdown by country or territory of origin (unaudited)

Investments before investments sold short	Percentage of total investments before investments sold short
United States	91.1%
United Kingdom	3.0
Bermuda	1.7
Canada	1.5
Ireland	1.5
Switzerland	0.5
Netherlands	0.3
Israel	0.2
Jersey	0.1
Singapore	0.1
Total	100.0%

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2015

Investments sold short	Percentage of total investments sold short
United States	(94.1)%
Bermuda	(1.9)
Ireland	(1.9)
Netherlands	(0.7)
India	(0.5)
Panama	(0.5)
United Kingdom	(0.4)
Total	(100.0)%

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at July 31, 2015.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Illiquid investment as of July 31, 2015.

5  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the year ended 07/31/15	Sales during the year ended 07/31/15	Value at 07/31/15	Net income earned from affiliate for the year ended 07/31/15
UBS Private Money Market Fund LLC	$1,130,800	$75,238,258	$69,375,225	$6,993,833	$246

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance (unaudited)

For the 12 months ended July 31, 2015, the Portfolio's Class P shares gained 14.88% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") rose 16.08%, and the Lipper Large-Cap Growth Funds category posted a median return of 15.66%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 150. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

As a result of a transaction resulting in Mar Vista owning a controlling interest in its affiliate, Roxbury, Mar Vista became responsible for Roxbury's portion of the Portfolio effective January 20, 2015.

Sub-advisors' Comments2

Jackson Square

Our portion of the Portfolio outperformed the benchmark during the reporting period. Strong performance in the health care and financial services sectors helped to overcome weak performance in the consumer discretionary and technology sectors.

In terms of individual holdings, top contributors to performance included Celgene, Allergan and Valeant Pharmaceuticals. Celgene experienced several positive developments during the fiscal year that led to strong share price appreciation. These included favorable regulatory approval and clinical trial developments for various drug offerings, as well as the regulatory overhang from the European patent office regarding their key drug offering, Revlimid, moving a step closer toward resolution. Additionally, the company has been diversifying its product offerings through recent acquisitions and strategic partnerships with other drug development companies, which helped lead to further stock price appreciation. Overall, Celgene continues to

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Sub-Advisors:

Jackson Square Partners, LLC ("Jackson Square");

Mar Vista Investment Partners, which assumed Roxbury Capital Management's role in managing the fund ("Mar Vista");

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Managers:

Jackson Square: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen;

Mar Vista: Brian L. Massey and Silas A. Myers;

J.P. Morgan: Gregory B. Luttrell

Objective:

Capital appreciation

Investment process:

Jackson Square invests primarily in common stocks of large capitalization growth-oriented companies that Jackson Square believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Jackson Square seeks to select securities of companies that it believes have attractive large end-market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Jackson Square also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Mar Vista employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Mar Vista looks for companies with sustainable competitive advantages and opportunities to grow and

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-advisors' Comments – continued

be a leader in the treatment of blood cancers, with a growing pipeline of breast, lung and pancreatic cancer treatments. We believe the company appears poised to continue benefiting from large growth prospects, driven by additional indications for its drugs, by increased use of existing drugs and from international growth opportunities.

Our largest detractors from performance were EOG Resources, Discovery Communications and QUALCOMM. EOG Resources, along with others within the oil and natural gas industry, continued to experience weakness amid depressed oil and natural gas prices. We initially felt EOG Resources' management team and its unique capital allocation discipline relative to other energy companies could increase the company's potential to perform and add value through a variety of commodity prices and economic environments. However, it increasingly looked like persistently low oil and natural gas prices created an environment where the company would not be strong enough to overcome cyclical headwinds over the near term. We therefore decided to exit our position in EOG Resources to allocate to more attractive opportunities.

Derivatives were not used during the reporting period.

Mar Vista Investment Partners

Our portion of the Portfolio underperformed the benchmark during the reporting period. Energy was the only meaningful detractor from performance from a sector perspective. This negative overshadowed positive performance from our exposures in the health care, consumer discretionary, consumer staples and financials sectors.

In terms of individual holdings, Google, two of our industrials positions (B/E Aerospace and Union Pacific) and our position in Occidental Petroleum, detracted the most from performance during the reporting period. Both Google and Occidental Petroleum were sold prior to the end of the reporting period. Google was sold to accommodate the purchase of a new stock and Occidental Petroleum was sold so that capital could be reallocated to investments with more favorable risk-reward profiles. Our lack of biotechnology stocks was also a headwind for results. On the upside, stable interest rates, a modest US economic recovery and strong financial results for our businesses contributed to results. In particular, Starbucks, Allergan, Markel and TransDigm contributed the most to performance over the reporting period.

Our average discount to intrinsic value, at 12%, has improved but still remains compressed compared to the historical averages of 20%-35% discounts. Our expectations for future returns remain the same: with the discount between prices and intrinsic values unusually compressed, we would anticipate returns over our time horizon to more closely correlate with our companies' ability to compound per share intrinsic value (and only a modest return from discounted prices).

Derivatives were not a part of our investment strategy during the reporting period.

Investment process (concluded)

reinvest capital at higher rates than their cost of capital. Mar Vista also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Mar Vista's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock.

J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-advisors' Comments – concluded

J.P. Morgan

Our portion of the Portfolio underperformed the benchmark during the reporting period. Stock selection in the consumer discretionary and producer durables sectors were the largest detractors from performance during the reporting period. Stock selection within as well as the overweight to health care was the largest contributor, followed by stock selection within and an underweight to the materials and processing sector. At the individual stock level, overweight positions in luxury retailer Michael Kors and oilfield services company Schlumberger, were the largest detractors from performance. On the positive side, overweight positions in biopharmaceutical company Regeneron and online retailer Amazon.com were the largest contributors to performance. As of the end of the reporting period, our portion of the Portfolio no longer owned Michael Kors, as the company no longer met the fundamental criteria we look for in our holdings.

Our portion of the Portfolio continues to focus on identifying companies that possess these three key characteristics: 1) a large addressable market undergoing meaningful change, 2) a sustainable competitive advantage and is executing well, and 3) positive earnings revisions. We continue to find attractive opportunities in health care, which remains our largest overweight exposure. We are also overweight the technology sector, primarily through semiconductor and Internet software exposure. Our greatest underweights are in consumer staples and producer durables, areas where we are finding limited growth opportunities.

Derivatives were not a part of our investment strategy during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2015. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	14.60%	16.65%	7.75%
Class C2	13.67	15.68	6.86
Class Y3	14.89	16.94	8.09
Class P4	14.88	16.96	8.04
After deducting maximum sales charge
Class A1	8.28	15.34	7.14
Class C2	12.67	15.68	6.86
Russell 1000 Growth Index[5]	16.08	17.75	8.95
Lipper Large-Cap Growth Funds median	15.66	16.53	8.14

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	9.82%	17.58%	7.92%
Class C2	8.99	16.60	7.03
Class Y3	10.14	17.87	8.27
Class P4	10.15	17.88	8.22
After deducting maximum sales charge
Class A1	3.80	16.26	7.31
Class C2	8.04	16.60	7.03

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.18% and 1.18%; Class C—2.00% and 2.00%; Class Y—0.93% and 0.93%; and Class P—0.93% and 0.93%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.30%; Class C—2.05%; Class Y—1.05%; and Class P—1.05%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/15
Net assets (mm)	$1,426.3
Number of holdings	76
Portfolio composition[1]	07/31/15
Common stocks and ADRs	99.4%
Cash equivalents and other assets less liabilities	0.6
Total	100.0%
Top five sectors[1]	07/31/15
Information technology	29.1%
Consumer discretionary	18.0
Financials	13.6
Industrials	11.6
Health Care	10.8
Total	83.1%
Top ten equity holdings[1]	07/31/15
Honeywell International, Inc.	4.2%
Allergan, Inc.	4.0
American Tower Corp.	3.9
Berkshire Hathaway, Inc., Class B	3.8
Oracle Corp.	3.2
TransDigm Group, Inc.	3.2
Markel Corp.	3.1
Schlumberger Ltd.	2.8
The TJX Cos., Inc.	2.8
Celgene Corp.	2.7
Total	33.7%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 254.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2015. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—99.38%
Aerospace & defense—8.94%
B/E Aerospace, Inc.	462,818	$22,543,865
Honeywell International, Inc.	568,226	59,692,141
TransDigm Group, Inc.*,1	199,850	45,226,055
		127,462,061
Automobiles—0.33%
Tesla Motors, Inc.*,1	17,470	4,649,641
Biotechnology—7.28%
Alexion Pharmaceuticals, Inc.*	24,401	4,817,733
Biogen, Inc.*	38,287	12,205,130
BioMarin Pharmaceutical, Inc.*	47,640	6,968,303
Celgene Corp.*	288,573	37,875,206
Gilead Sciences, Inc.	122,292	14,413,335
Incyte Corp.*	40,550	4,228,554
Regeneron Pharmaceuticals, Inc.*,1	26,209	14,510,875
Vertex Pharmaceuticals, Inc.*	65,799	8,882,865
		103,902,001
Capital markets—0.92%
The Charles Schwab Corp.[1]	377,990	13,184,291
Chemicals—2.79%
Air Products & Chemicals, Inc.	62,331	8,882,791
Ecolab, Inc.[1]	267,460	30,974,542
		39,857,333
Communications equipment—1.82%
QUALCOMM, Inc.	402,550	25,920,195
Diversified financial services—0.85%
Intercontinental Exchange Group, Inc.	53,010	12,088,400
Energy equipment & services—2.80%
Schlumberger Ltd.	481,941	39,914,354
Food & staples retailing—2.01%
CVS Health Corp.	69,457	7,811,829
Walgreens Boots Alliance, Inc.	215,824	20,855,073
		28,666,902
Food products—2.17%
Mondelez International, Inc., Class A	684,324	30,883,542
Hotels, restaurants & leisure—2.76%
Starbucks Corp.[1]	588,273	34,078,655
Wynn Resorts Ltd.[1]	51,606	5,327,287
		39,405,942
Household durables—0.33%
Harman International Industries, Inc.	43,301	4,661,786
Insurance—6.86%
Berkshire Hathaway, Inc., Class B*	375,310	53,571,750
Markel Corp.*,1	49,827	44,333,573
		97,905,323
	Number of shares	Value
Common stocks—(continued)
Internet & catalog retail—3.93%
Amazon.com, Inc.*	27,403	$14,692,119
Liberty Interactive Corp. QVC Group, Class A*	551,625	16,024,706
Netflix, Inc.*	54,600	6,241,326
priceline.com, Inc.*,1	5,727	7,121,925
TripAdvisor, Inc.*,1	150,083	11,913,589
		55,993,665
Internet software & services—7.96%
Baidu, Inc., ADR*	64,479	11,132,944
eBay, Inc.*	493,560	13,878,907
Equinix, Inc.[1]	70,617	19,695,787
Facebook, Inc., Class A*	252,078	23,697,853
Google, Inc., Class A*	43,785	28,788,638
Google, Inc., Class C*	15,342	9,598,109
LinkedIn Corp., Class A*,1	23,038	4,682,704
Yelp, Inc.*,1	77,450	2,044,680
		113,519,622
IT services—5.25%
MasterCard, Inc., Class A	366,492	35,696,321
PayPal Holdings, Inc.*	414,585	16,044,439
Visa, Inc., Class A1	308,050	23,208,487
		74,949,247
Life sciences tools & services—2.48%
Mettler-Toledo International, Inc.*,1	104,880	35,407,488
Media—3.55%
Discovery Communications, Inc., Class A*,1	106,749	3,524,852
Discovery Communications, Inc., Class C*	288,657	8,746,307
Liberty Global PLC LiLAC, Series C*	30,448	1,295,563
Liberty Global PLC, Series C*	755,409	37,120,798
		50,687,520
Oil, gas & consumable fuels—1.34%
Kinder Morgan, Inc.[1]	42,619	1,476,322
Pioneer Natural Resources Co.	51,320	6,505,837
The Williams Cos., Inc.	210,875	11,066,720
		19,048,879
Pharmaceuticals—6.27%
Allergan PLC*,1	172,141	57,004,492
Novo Nordisk A/S, ADR	245,125	14,452,570
Valeant Pharmaceuticals International, Inc.*	69,936	18,010,618
		89,467,680
Real estate investment trusts—4.94%
American Tower Corp.	587,208	55,849,353
Crown Castle International Corp.	178,175	14,594,314
		70,443,667

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(concluded)
Road & rail—2.66%
Kansas City Southern[1]	87,675	$8,696,483
Union Pacific Corp.	299,771	29,254,652
		37,951,135
Semiconductors & semiconductor equipment—1.41%
ARM Holdings PLC, ADR[1]	143,412	6,746,101
Avago Technologies Ltd.	56,102	7,020,604
Broadcom Corp., Class A	125,302	6,341,534
		20,108,239
Software—10.20%
Adobe Systems, Inc.*	397,595	32,598,814
Electronic Arts, Inc.*	188,447	13,483,383
Intuit, Inc.	282,826	29,914,506
Microsoft Corp.	293,423	13,702,854
Oracle Corp.	1,135,180	45,339,089
Salesforce.com, Inc.*,1	142,639	10,455,439
		145,494,085
Specialty retail—5.91%
L Brands, Inc.	139,175	11,234,206
O'Reilly Automotive, Inc.*,1	68,254	16,402,119
Sally Beauty Holdings, Inc.*	185,975	5,540,195
The Home Depot, Inc.	97,016	11,353,782
The TJX Cos., Inc.[1]	569,595	39,769,123
		84,299,425
Technology hardware, storage & peripherals—2.46%
Apple, Inc.	289,065	35,063,584
Textiles, apparel & luxury goods—1.16%
Lululemon Athletica, Inc.*,1	86,710	5,450,591
Nike, Inc., Class B	96,225	11,087,044
		16,537,635
Total common stocks (cost—$1,097,639,567)		1,417,473,642
	Face amount	Value
Repurchase agreement—0.47%
Repurchase agreement dated 07/31/15 with State Street Bank and Trust Co., 0.000% due 08/03/15, collateralized by $1,918,031 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22, $481,330 Federal National Mortgage Association obligations, 2.170% due 10/17/22 and $4,291,816 US Treasury Notes, 1.625% to 3.625% due 03/31/19 to 06/30/20; (value—$6,803,511); proceeds: $6,670,000 (cost—$6,670,000)	$6,670,000	$6,670,000
	Number of shares
Investment of cash collateral from securities loaned—0.26%
Money market fund—0.26%
UBS Private Money Market Fund LLC[2] (cost—$3,716,848)	3,716,848	3,716,848
Total investments (cost—$1,108,026,415)—100.11%		1,427,860,490
Liabilities in excess of other assets—(0.11)%		(1,581,571)
Net assets—100.00%		$1,426,278,919

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Aggregate cost for federal income tax purposes was $1,111,335,113; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$341,366,474
Gross unrealized depreciation	(24,841,097)
Net unrealized appreciation	$316,525,377

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2015

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,417,473,642	$—	$—	$1,417,473,642
Repurchase agreement	—	6,670,000	—	6,670,000
Investment of cash collateral from securities loaned	—	3,716,848	—	3,716,848
Total	$1,417,473,642	$10,386,848	$—	$1,427,860,490

At July 31, 2015, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	86.5%
Ireland	4.0
United Kingdom	3.2
Curacao	2.8
Canada	1.2
Denmark	1.0
Cayman Islands	0.8
Singapore	0.5
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2015.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the year ended 07/31/15	Sales during the year ended 07/31/15	Value at 07/31/15	Net income earned from affiliate for the year ended 07/31/15
UBS Private Money Market Fund LLC	$—	$161,729,039	$158,012,191	$3,716,848	$733

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance (unaudited)

For the 12 months ended July 31, 2015, the Portfolio's Class P shares gained 7.49% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") rose 4.53% and the Lipper Small-Cap Core Funds category posted a median return of 9.64%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 159. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-advisors' Comments2

MetWest Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period. Strong stock selection accounted for all our outperformance during the period.

Security selection in industrials, information technology and health care were the largest contributors to results. An overweight to the top-performing health care sector further enhanced our performance. In the industrials sector, KAR Auction Services was the largest contributor. The company is benefiting from improved off-lease volumes in its physical auction segment and increased market share in its salvage vehicle division. Furthermore, its leverage ratio has been decreasing and is now at an optimal level, providing greater flexibility to return cash to shareholders. Within information technology, Avid Technology was our best performer. The company's stock price has continued to advance after the restatement of approximately five years of annual and quarterly financial statements. These restatements were a result of Avid Technology revising its revenue recognition methodology. Elsewhere, AMN Healthcare Services added the most value in the health care sector. The company continues to benefit from the surge in demand for health care professionals, largely due to the Affordable Care Act and cyclical improvement in employment.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Sub-Advisors:

Metropolitan West Capital Management, LLC ("MetWest Capital");

Systematic Financial Management, L.P. ("Systematic");

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick")

Portfolio Managers:

MetWest Capital: Samir Sikka;

Systematic: Ronald M. Mushock and D. Kevin McCreesh;

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone

Objective:

Capital appreciation

Investment process:

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. MetWest Capital seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a portfolio of its highest conviction ideas.

Systematic employs a two-pronged investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit.

Systematic conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to

(continued on next page)

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-advisors' Comments – continued

Stock selection and an underweight in the financials sector detracted the most from relative performance during the reporting period. Within the sector, Ocwen Financial Corp. was the worst performer. The company faced regulatory and legal pressure from the New York Department of Financial Services. In addition, a consumer business oversight board in California installed a monitor to oversee the company's business practices. As a result, Ocwen Financial's margins were materially impacted by increased legal and compliance expenses, and a decline in new revenue, as there has been a mandated cessation of new business transfers. In the second half of the reporting period, the company's shares partially rebounded after reporting an unexpected operating profit for the first quarter of 2015. In addition, after some uncertainty, Ocwen Financial received a clean opinion from their auditor, which removed a portion of the negative overhang residing in the company's stock price. Ocwen Financial continues to take action to improve its business and, as always, we remain vigilant in monitoring this company.

Derivatives were not used during the reporting period.

Systematic

Our portion of the Portfolio outperformed the benchmark during the reporting period, driven by strong stock selection. In particular, our holdings in the energy and financials sectors were the largest contributors to performance, while our holdings in the materials and consumer discretionary sectors were the largest headwinds to results. In terms of sector allocation, our moderate overweight to the energy sector was magnified by the sector's extremely sharp pullback at the conclusion of 2014, reflecting the precipitous decline in oil prices. Conversely, an overweight to the health care sector added the most value during the fiscal year.

One of our holdings that outperformed during the reporting period was Electronic Arts, a firm that develops, publishes and distributes branded entertainment software for video game consoles, personal computers and handheld game players. The company's most recent earnings results exceeded expectations and it raised fiscal full year earnings guidance. Demand for the next generation consoles continues to exceed expectations and has led to strong growth in software video games. The company's margins are also benefiting from a gradual shift away from consumers purchasing packaged games to consumers downloading games digitally, significantly reducing costs for Electronic Arts. We expect these trends to continue. The company also generates strong cash flows and valuation remains attractive.

One stock that underperformed was Precision Drilling, a Canadian-based oilfield services company. As the price of crude oil fell dramatically from its peak during the summer of 2014, investors sold the stock aggressively due to forecasted declines in customer demand for its drilling services. We believe that Precision Drilling's top-tier rig fleet and strong balance sheet has been overlooked, as the stock has sold off at the same rate as lower-quality peers. We see management's plan to restrict capital spending and generate free cash flow to pay down debt as prudent in this environment. We also believe this will set up the company to deploy capital aggressively when their customers' outlooks improve. With Precision Drilling trading close to the low end of its historical multiple range, we continue to hold our position.

Derivatives were not used during the reporting period.

Investment process (concluded)

gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and utilizes a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's first-hand fundamental research process involves carefully evaluating a company from a three-tiered perspective involving qualitative, financial and valuation analyses.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-advisors' Comments – concluded

Kayne Anderson Rudnick

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection in the energy and consumer discretionary sectors contributed the most to performance. Conversely, stock selection and an overweight in health care, along with stock selection and an underweight in utilities, detracted the most from relative performance.

The stocks that were the largest contributors to performance were Ross Stores and Snap-on. Ross Stores continued to deliver healthy gains in same-store sales and earnings, despite considerable challenges in the broader retail environment. The company's successful inventory management initiatives helped support healthy margin expansion. The retailer also appears to be making strides with its second concept, DD Discounts, which could expand its long-term growth opportunities. Snap-on, a manufacturer and marketer of high-end tools and equipment to professional tool users, continues to deliver gross and operating margin expansion, supported by the company's Rapid Continuous Improvement initiative. Lower gasoline prices tends to result in an increase in miles driven which, in turn, should support greater car service demand.

Our holdings that detracted the most from results were CARBO Ceramics and First Cash Financial Services. Shares of CARBO Ceramics lagged along with its energy sector peers, driven by a dramatic drop in crude oil prices. While we continued to admire the company's solid market positioning, with the near-to-medium term outlook for ceramic proppant demand highly challenging, we exited our remaining position in the company during the fourth quarter of 2014. Shares of First Cash Financial Services suffered due to gold and currency price fluctuations. With over half of its revenues from Mexican pawn operations, the company has an attractive sustainable top-line growth engine and profitability enhancement opportunity. Additionally, as the company continues to expand in Mexico (where the majority of loans are collateralized with hard goods), its overall exposure to gold prices will be further reduced.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small and mid cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2015. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.35%	13.57%	6.07%
Class C2	6.59	12.72	5.27
Class Y3	7.47	13.74	6.34
Class P4	7.49	13.72	6.23
After deducting maximum sales charge
Class A1	1.46	12.29	5.47
Class C2	5.67	12.72	5.27
Russell 2500 Value Index[5]	4.53	14.26	7.04
Lipper Small-Cap Core Funds median	9.64	14.43	7.30

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.48%	15.21%	6.67%
Class C2	3.72	14.37	5.87
Class Y3	4.59	15.39	6.95
Class P4	4.59	15.36	6.83
After deducting maximum sales charge
Class A1	(1.25)	13.91	6.07
Class C2	2.82	14.37	5.87

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.29% and 1.29%; Class C—2.05% and 2.05%; Class Y—1.16% and 1.16%; and Class P—1.16% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.41%; Class C—2.16%; Class Y—1.16%; and Class P—1.16%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/15
Net assets (mm)	$550.1
Number of holdings	180
Portfolio composition[1]	07/31/15
Common stocks and ADRs	97.2%
Cash equivalents and other assets less liabilities	2.8
Total	100.0%
Top five sectors[1]	07/31/15
Financials	24.9%
Industrials	19.0
Information Technology	13.8
Consumer Discretionary	13.1
Health Care	8.4
Total	79.2%
Top ten equity holdings[1]	07/31/15
KAR Auction Services, Inc.	1.9%
AMN Healthcare Services, Inc.	1.5
Snap-on, Inc.	1.4
Office Depot, Inc.	1.2
Landstar System, Inc.	1.2
Jack Henry & Associates, Inc.	1.1
CoreLogic, Inc.	1.0
SeaWorld Entertainment, Inc.	1.0
Allison Transmission Holdings, Inc.	1.0
Patterson Cos., Inc.	1.0
Total	12.3%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 254.

1  Weightings represent percentages of the Portfolio's net assets as of July 31,2015. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—97.18%
Aerospace & defense—0.39%
Spirit Aerosystems Holdings, Inc., Class A*	38,165	$2,148,690
Air freight & logistics—1.01%
Expeditors International of Washington, Inc.	119,000	5,577,530
Airlines—0.34%
JetBlue Airways Corp.*,1	80,935	1,859,886
Auto components—0.21%
Tower International, Inc.*	43,860	1,146,062
Banks—5.48%
Bank of Hawaii Corp.[1]	81,200	5,478,563
FirstMerit Corp.[1]	160,230	3,002,710
Hancock Holding Co.[1]	114,650	3,350,073
Huntington Bancshares, Inc.[1]	244,700	2,855,649
Umpqua Holdings Corp.[1]	145,000	2,572,300
United Community Banks, Inc.	154,940	3,233,598
Webster Financial Corp.[1]	144,750	5,596,035
Zions Bancorporation[1]	130,390	4,066,864
		30,155,792
Beverages—0.89%
Treasury Wine Estates Ltd., ADR	1,152,590	4,875,456
Building products—0.15%
Continental Building Products, Inc.*	38,450	816,678
Capital markets—4.08%
Artisan Partners Asset Management, Inc., Class A1	100,000	4,775,000
Cohen & Steers, Inc.	56,200	1,737,142
E*TRADE Financial Corp.*	179,635	5,105,227
Invesco Ltd.	55,105	2,127,053
Lazard Ltd., Class A	40,820	2,261,836
Raymond James Financial, Inc.	53,225	3,140,275
Virtus Investment Partners, Inc.[1]	27,400	3,311,564
		22,458,097
Chemicals—0.94%
Albemarle Corp.[1]	36,885	1,999,167
Celanese Corp., Series A1	48,220	3,178,662
		5,177,829
Commercial services & supplies—3.26%
Essendant, Inc.	90,700	3,339,574
Herman Miller, Inc.	37,582	1,053,799
KAR Auction Services, Inc.	268,625	10,457,571
Meridian Waste Solutions, Inc.*,2	4,355	2,091
Tetra Tech, Inc.	115,800	3,084,912
		17,937,947
Communications equipment—1.07%
Ciena Corp.*	149,550	3,806,048
Harris Corp.	24,780	2,055,253
		5,861,301
	Number of shares	Value
Common stocks—(continued)
Construction & engineering—1.30%
EMCOR Group, Inc.	64,000	$3,061,120
KBR, Inc.	234,275	4,092,784
		7,153,904
Consumer finance—1.51%
Encore Capital Group, Inc.*,1	65,000	2,795,650
First Cash Financial Services, Inc.*	83,800	3,408,146
Santander Consumer USA Holdings, Inc.*	86,050	2,080,689
		8,284,485
Containers & packaging—1.93%
Berry Plastics Group, Inc.*	113,970	3,710,863
Crown Holdings, Inc.*	43,100	2,220,081
Silgan Holdings, Inc.	53,000	2,833,910
WestRock Co.*	29,295	1,847,343
		10,612,197
Diversified consumer services—0.67%
ServiceMaster Global Holdings, Inc.*	94,695	3,667,537
Diversified financial services—1.67%
MSCI, Inc.,	68,600	4,675,776
Voya Financial, Inc.	95,875	4,501,331
		9,177,107
Diversified telecommunication services—0.33%
Level 3 Communications, Inc.*	36,315	1,833,908
Electric utilities—0.63%
Westar Energy, Inc.[1]	92,350	3,476,978
Electrical equipment—0.04%
BWX Technologies, Inc.	9,760	239,706
Electronic equipment, instruments & components—1.15%
Cognex Corp.	72,300	3,273,021
Jabil Circuit, Inc.[1]	149,700	3,031,425
		6,304,446
Energy equipment & services—2.55%
Core Laboratories N.V.[1]	25,200	2,762,676
Dril-Quip, Inc.*	100,600	5,876,046
Forum Energy Technologies, Inc.*,1	148,000	2,261,440
Precision Drilling Corp.	620,395	3,157,811
		14,057,973
Food & staples retailing—0.30%
Village Super Market, Inc., Class A	57,999	1,663,411
Food products—2.51%
Dean Foods Co.	228,000	4,058,400
Flowers Foods, Inc.[1]	91,500	1,981,890
J&J Snack Foods Corp.[1]	17,800	2,106,808
Pilgrim's Pride Corp.[1]	74,490	1,611,964
Pinnacle Foods, Inc.	26,425	1,187,804
Post Holdings, Inc.*	52,960	2,846,070
		13,792,936

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(continued)
Gas utilities—1.62%
Atmos Energy Corp.	64,530	$3,568,509
Questar Corp.	242,500	5,368,950
		8,937,459
Health care equipment & supplies—3.81%
Anika Therapeutics, Inc.*	122,000	4,623,800
Globus Medical, Inc., Class A*	116,980	3,282,459
Haemonetics Corp.*	92,200	3,688,922
Hologic, Inc.*,1	54,805	2,283,176
Integra LifeSciences Holdings*,1	49,300	3,161,609
STERIS Corp.	56,600	3,912,758
		20,952,724
Health care providers & services—3.76%
AMN Healthcare Services, Inc.*	109,280	3,216,110
AmSurg Corp.*,1	35,500	2,546,770
Centene Corp.*	21,010	1,473,431
Kindred Healthcare, Inc.	87,625	1,807,704
Laboratory Corp. of America Holdings*	12,485	1,589,216
Patterson Cos., Inc.	107,000	5,367,120
Universal Health Services, Inc., Class B	14,660	2,129,072
VCA, Inc.*	41,750	2,568,877
		20,698,300
Hotels, restaurants & leisure—2.90%
Bloomin' Brands, Inc.	38,820	904,118
Interval Leisure Group, Inc.	127,150	2,710,838
SeaWorld Entertainment, Inc.[1]	249,200	4,321,128
Six Flags Entertainment Corp.[1]	34,300	1,599,752
The Cheesecake Factory, Inc.[1]	111,000	6,409,140
		15,944,976
Household durables—0.72%
Taylor Morrison Home Corp., Class A*	33,953	653,595
Tupperware Brands Corp.[1]	56,340	3,294,200
		3,947,795
Household products—0.54%
WD-40 Co.[1]	33,000	2,957,790
Independent power and renewable electricity producers—0.85%
Dynegy, Inc.*	124,535	3,244,137
NRG Energy, Inc.	62,865	1,411,319
		4,655,456
Insurance—2.16%
Endurance Specialty Holdings Ltd.	51,750	3,596,107
RenaissanceRe Holdings Ltd.[1]	14,285	1,532,781
RLI Corp.[1]	69,600	3,844,008
XL Group PLC	76,095	2,893,132
		11,866,028
IT services—5.78%
Amdocs Ltd.	26,155	1,533,991
Cass Information Systems, Inc.	92,800	4,881,280
Computer Services, Inc.	72,400	2,924,960
	Number of shares	Value
Common stocks—(continued)
IT services—(concluded)
CoreLogic, Inc.*	109,510	$4,319,074
Endurance International Group Holdings, Inc.*,1	169,900	3,433,679
EVERTEC, Inc.	227,000	4,272,140
Jack Henry & Associates, Inc.	90,400	6,315,344
Syntel, Inc.*	94,900	4,146,181
		31,826,649
Life sciences tools & services—0.88%
Bio-Rad Laboratories, Inc., Class A*	12,450	1,876,713
Cambrex Corp.*	22,750	1,120,437
Charles River Laboratories International, Inc.*,1	23,635	1,834,549
		4,831,699
Machinery—8.02%
Actuant Corp., Class A1	126,000	2,905,560
Allison Transmission Holdings, Inc.	172,605	5,036,614
Donaldson Co., Inc.[1]	96,000	3,225,600
Graco, Inc.[1]	52,000	3,717,480
Harsco Corp.	42,917	589,680
IDEX Corp.[1]	40,300	3,064,009
ITT Corp.	113,635	4,318,130
RBC Bearings, Inc.*,1	79,500	5,386,125
Snap-on, Inc.[1]	46,200	7,613,760
Stanley Black & Decker, Inc.	10,800	1,139,292
The Manitowoc Co., Inc.[1]	232,300	4,104,741
Trinity Industries, Inc.[1]	102,363	2,995,141
		44,096,132
Media—1.56%
Cinemark Holdings, Inc., Class A	122,000	4,814,120
Gray Television, Inc.*	91,850	1,551,347
TEGNA, Inc.[1]	76,625	2,232,086
		8,597,553
Metals & mining—0.51%
Nucor Corp.[1]	19,205	847,709
United States Steel Corp.[1]	100,275	1,952,354
		2,800,063
Multi-utilities—0.61%
Ameren Corp.	61,085	2,509,372
DTE Energy Co.	10,240	823,910
		3,333,282
Multiline retail—0.47%
Big Lots, Inc.[1]	59,360	2,563,165
Oil, gas & consumable fuels—3.91%
Abraxas Petroleum Corp.*,1	154,675	290,789
Diamondback Energy, Inc.*	55,300	3,721,690
Energen Corp.	60,810	3,356,712
Laredo Petroleum Holdings, Inc.*,1	251,929	2,159,031
Newfield Exploration Co.*	107,625	3,529,024
Oasis Petroleum, Inc.*,1	191,500	1,844,145
PBF Energy, Inc., Class A1	51,275	1,618,752

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—(concluded)
RSP Permian, Inc.*,1	102,800	$2,549,440
Tsakos Energy Navigation Ltd.	128,555	1,172,422
WPX Energy, Inc.*,1	147,925	1,286,947
		21,528,952
Professional services—2.17%
CEB, Inc.	66,500	5,088,580
Korn/Ferry International	118,480	3,966,710
Resources Connection, Inc.	183,500	2,904,805
		11,960,095
Real estate investment trusts—7.99%
BioMed Realty Trust, Inc.[1]	217,100	4,676,334
Chesapeake Lodging Trust	50,855	1,630,920
DuPont Fabros Technology, Inc.	112,450	3,390,367
Equity Commonwealth*	89,000	2,331,800
Ladder Capital Corp. Class A	154,700	2,430,337
Liberty Property Trust	134,260	4,568,868
Mack-Cali Realty Corp.[1]	153,790	3,204,984
New Residential Investment Corp.	203,080	3,186,325
Parkway Properties, Inc.	239,000	4,287,660
PennyMac Mortgage Investment Trust	201,120	3,571,891
Physicians Realty Trust	119,425	1,915,577
Redwood Trust, Inc.	225,000	3,487,500
SL Green Realty Corp.	23,015	2,649,947
Sunstone Hotel Investors, Inc.[1]	186,232	2,620,284
		43,952,794
Real estate management & development—0.85%
CBRE Group, Inc., Class A*	122,585	4,654,552
Road & rail—2.10%
Landstar System, Inc.[1]	115,500	8,319,465
Ryder System, Inc.[1]	35,900	3,249,668
		11,569,133
Semiconductors & semiconductor equipment—2.15%
Integrated Device Technology, Inc.*	106,750	2,039,993
Linear Technology Corp.[1]	107,600	4,411,600
Mellanox Technologies Ltd.*	42,215	1,775,141
Skyworks Solutions, Inc.[1]	31,175	2,982,512
Synaptics, Inc.*,1	7,635	606,066
		11,815,312
Software—2.58%
American Software, Inc., Class A	418,700	3,860,414
Electronic Arts, Inc.*	58,620	4,194,261
FactSet Research Systems, Inc.[1]	28,800	4,771,008
PTC, Inc.*	7,900	287,165
Synopsys, Inc.*	21,680	1,102,211
		14,215,059
Specialty retail—4.47%
Abercrombie & Fitch Co., Class A1	83,480	1,677,113
American Eagle Outfitters, Inc.[1]	255,211	4,529,995
Ascena Retail Group, Inc.*,1	221,650	2,775,058
	Number of shares	Value
Common stocks—(concluded)
Specialty retail—(concluded)
DSW, Inc., Class A	101,800	$3,310,536
Foot Locker, Inc.[1]	28,835	2,034,309
Group[1] Automotive, Inc.	11,975	1,161,216
Pier 1 Imports, Inc.[1]	246,800	2,914,708
Ross Stores, Inc.	102,000	5,422,320
The Children's Place, Inc.	13,420	777,018
		24,602,273
Technology hardware, storage & peripherals—1.07%
Avid Technology, Inc.*,1	195,650	2,398,669
SanDisk Corp.[1]	20,770	1,252,223
Wincor Nixdorf AG	272,550	2,264,891
		5,915,783
Textiles, apparel & luxury goods—0.62%
PVH Corp.	29,340	3,404,614
Thrifts & mortgage finance—1.51%
BofI Holding, Inc.*,1	5,375	660,319
Essent Group Ltd.*	115,650	3,385,075
Ocwen Financial Corp.*,1	335,667	2,829,673
Walker & Dunlop, Inc.*	8,305	198,905
Washington Federal, Inc.[1]	53,240	1,239,427
		8,313,399
Trading companies & distributors—1.16%
AerCap Holdings N.V.*	53,215	2,492,591
Beacon Roofing Supply, Inc.*,1	86,450	3,025,750
GATX Corp.[1]	16,460	873,038
		6,391,379
Total common stocks (cost—$489,834,310)		534,612,272
	Face amount
Repurchase agreement—1.99%
Repurchase agreement dated 07/31/15 with State Street Bank and Trust Co., 0.000% due 08/03/15, collateralized by $3,139,589 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22, $787,880 Federal National Mortgage Association obligations, 2.170% due 10/17/22 and $7,025,194 US Treasury Notes, 1.625% to 3.625% due 03/31/19 to 06/30/20; (value—$11,136,541); proceeds: $10,918,000 (cost—$10,918,000)	$10,918,000	10,918,000

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Investment of cash collateral from securities loaned—5.57%
Money market fund—5.57%
UBS Private Money Market Fund LLC[3] (cost—$30,655,405)	30,655,405	$30,655,405
Total investments (cost—$531,407,715)—104.74%		576,185,677
Liabilities in excess of other assets—(4.74)%		(26,052,733)
Net assets—100.00%		$550,132,944

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Aggregate cost for federal income tax purposes was $532,811,009; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$75,295,940
Gross unrealized depreciation	(31,921,272)
Net unrealized appreciation	$43,374,668

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$534,610,181	$2,091	$—	$534,612,272
Repurchase agreement	—	10,918,000	—	10,918,000
Investment of cash collateral from securities loaned	—	30,655,405	—	30,655,405
Total	$534,610,181	$41,575,496	$—	$576,185,677

At July 31, 2015, there were no transfers between Level 1 and Level 2.

Common stocks
Beginning balance	$2,613
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	(522)
Transfers into Level 3	—
Transfers out of Level 3	(2,091)
Ending balance	$—

At July 31, 2015, a security was transferred from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source. The transfer out of Level 3 represents the value at the end of the year.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2015

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	93.3%
Bermuda	2.4
Netherlands	0.9
Australia	0.9
Puerto Rico	0.7
Canada	0.6
Ireland	0.5
Denmark	0.4
Israel	0.3
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2015.

2  Illiquid investment as of July 31, 2015.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the year ended 07/31/15	Sales during the year ended 07/31/15	Value at 07/31/15	Net income earned from affiliate for the year ended 07/31/15
UBS Private Money Market Fund LLC	$31,962,048	$257,678,566	$258,985,209	$30,655,405	$3,269

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance (unaudited)

For the 12 months ended July 31, 2015, the Portfolio's Class P shares gained 20.93% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") rose 18.59%, and the Lipper Small-Cap Growth Funds category posted a median return of 17.45%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 171. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-advisors' comments2

Please note: Palisade Capital Management, LLC was terminated as a sub-advisor for the Portfolio effective on February 23, 2015.

Riverbridge Partners

Our portion of the Portfolio underperformed the benchmark during the period. Over the last 12 months, our conservative growth investment philosophy was out-of-favor in the marketplace. In vogue were more speculative areas of the market. Generally speaking, companies more sensitive to interest rates performed the best. Additionally, there was a clear preference for companies expected to benefit from improved economic growth. In addition to a highly accommodative Federal Reserve Board, strong corporate earnings, an improving US economy, lower energy prices and continued low interest rates contributed to this market strength.

Biotechnology stocks may serve as the best indicator of investor preference for increased equity risk during the fiscal year. The biotechnology industry of the Russell 2500® Growth Index was up over 60% over the reporting period. We seldom invest in biotechnology companies, as they do not possess the investment characteristics we seek. In particular, they have uneven revenue streams and oftentimes nonexistent earnings based on an all-or-nothing drug discovery process.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Sub-Advisors:

Riverbridge Partners, LLC ("Riverbridge"); Palisade Capital Management, L.L.C. ("Palisade");

LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG");

Timpani Capital Management LLC ("Timpani")

Portfolio Managers:

Riverbridge: Mark Thompson;

Palisade: Sammy Oh;

LMCG: Andrew Morey;

Timpani: Brandon Nelson

Objective:

Capital appreciation

Investment process:

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

Palisade seeks fundamentally strong and dynamic small- and mid-cap companies that

(continued on next page)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-advisors' comments – continued

As we look forward, we feel confident about our relative return prospects. Fueling this optimism is the strong fundamental performance of our holdings, combined with our portion of the Portfolio's historically attractive relative valuation. In aggregate, we have a greater percentage of our companies experiencing increasing revenue estimates from the beginning of 2015 versus the benchmark. In addition, a far smaller percentage of companies are guiding their projected revenue growth lower. Ultimately, we believe that this fundamental strength disparity should manifest itself into superior performance.

We understand that our style will rotate out-of-favor during a market cycle. We will not, however, succumb to near-term market emotions and alter our investment philosophy and style. The consistent application of our process has enabled our portfolios to consistently recover following periods of relative underperformance.

Derivatives were not used during the reporting period.

Palisade

For the period from August 1, 2014 through February 23, 2015, when we were a sub-advisor for a portion of the Portfolio, we underperformed the benchmark. Our worst performing sectors were energy and health care, whereas our best performing sectors were information technology and materials.

We had a neutral weighing to the energy sector versus the benchmark during the period we managed a portion of the Portfolio. However, we were primarily invested in exploration and production companies with exposure to North American shale. Our exposure to companies with lower market capitalizations and higher leverage was the primary cause of the underperformance. We also underperformed in health care, primarily due to our underweight in biotechnology. We have historically been underweight biotechnology stocks because of their binary and difficult to predict nature.

On the positive side, within information technology two security software companies, Imperva and Proofpoint, were our biggest contributors to results. Both stocks underperformed during the first half of 2014, as software companies broadly experienced weakness. Moreover, Imperva experienced execution issues. We added to both positions significantly. Both companies subsequently reported strong second-half 2014 results as security threats intensified. In materials, Berry Plastics and Boise Cascade were strong performers for our portion of the Portfolio.

Derivatives were not used during the reporting period.

Investment process (concluded)

are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that the small- and mid-cap market is inherently less efficient than the large-cap market, and attempts to gain an information advantage through fundamental research.

LMCG seeks to achieve competitive returns in small/medium capitalization companies by identifying unrecognized growth potential, wherever it exists across all industry sectors. Revenue growth, margin expansion, and the ability to positively surprise and revise earnings estimates are key characteristics LMCG seeks in its holdings.

Timpani seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. Timpani uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. Timpani forms an investment decision based on this reasearch and an assessment of the market's perception of these companies.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-advisors' comments – continued

LMCG Investments, LLC (formerly, Lee Munder Capital Group)

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection has been the key driver of our results over time and continued to be the primary source of performance over the fiscal year. In particular, our results were the strongest in the information technology and materials sectors. Individual holdings in financials and industrials also contributed meaningfully to performance, as did our overweight to the health care sector. On the negative side, we underperformed in the energy and consumer discretionary sectors.

Dealertrack Technologies and MAXIMUS, Inc. were among our strongest performers within the information technology sector. Dealertrack Technologies is a web-based software provider to the automotive retail industry. Its shares spiked earlier this summer following the company's agreement to be purchased by privately held Cox Automotive. The company is seen as a complement to other Cox holdings, including Kelley Blue Book and AutoTrader. MAXIMUS provides business processing services to government health and human services agencies and its shares have posted steady gains throughout the past year. Additional contributors in the information technology sector included Vantiv and Heartland Payment Systems, both of which provide electronic payment processing services to merchants and other end clients. Boise Cascade (wood products, lumber) and Martin Marietta Materials (aggregates, building materials) drove our outperformance in the materials sector. We sold our position in Boise Cascade, as the stock approached our price target.

On average, we had only a modest allocation to the energy sector during the reporting period. However, the decline in oil prices and attendant weakness in the sector as a whole was a drag on our performance. Among individual holdings, Goodrich Petroleum and Halcon Resources were key detractors from results, and we eliminated both companies from our portion of the Portfolio, as the outlook for oil prices weakened. In the consumer discretionary sector, online photo publisher Shutterfly was a headwind for performance, and we sold the stock given a change in the fundamental outlook for the company.

Derivatives were not used during the reporting period.

Timpani Capital Management

Our portion of the Portfolio significantly outperformed the benchmark during the reporting period. Strong stock selection was the major driver of our outperformance. The beginning of the reporting period marked the end of a correction in high growth, small-capitalization stocks that began earlier that spring. The rest of 2014 could be characterized as a mostly neutral stylistic environment. However, during that portion of the reporting period we outperformed, as strong company-specific fundamental drivers produced positive earnings revisions that were embraced by investors. Thus far in 2015, we have seen the neutral style environment turn positive, as the macro environment has been benign for growth stocks overall. Stock selection within health care and financial services were the most positive for results, while our holdings in technology and energy were modestly negative. Sector allocation also had a positive impact on performance. In particular, an overweight in health care and underweight in materials & processing contributed to results.

One standout individual contributor was financial services company LendingTree, a holding of ours for over three years. Consumers are increasingly using the Internet to shop for money and LendingTree is efficiently connecting those consumers to various financial lenders. Other strong performers included health care companies Horizon

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-advisors' comments – concluded

Pharma and Adeptus Health. Horizon Pharma investors are excited about a recent acquisition, as well as continued strength in its base business and product pipeline. Adeptus Health has numerous growth engines, including a substantial unit growth opportunity and an increasing addressable market. Consumer discretionary companies Skechers and Jack in the Box were also additive for returns during the reporting period.

The most negative company-specific holdings included consumer discretionary company Marchex and energy companies Diamondback Energy and Sanchez Energy. All three stocks were sold from our portion on the Portfolio given a fundamentally deteriorating outlook.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small and mid cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2015. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	20.82%	17.60%	8.24%
Class C2	19.93	16.69	7.42
Class Y3	20.89	17.76	8.50
Class P4	20.93	17.76	8.43
After deducting maximum sales charge
Class A1	14.17	16.28	7.63
Class C2	18.93	16.69	7.42
Russell 2500 Growth Index[5]	18.59	18.29	9.76
Lipper Small-Cap Growth Funds median	17.45	17.13	8.49

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	12.42%	18.23%	8.77%
Class C2	11.55	17.31	7.93
Class Y3	12.52	18.40	9.02
Class P4	12.52	18.38	8.95
After deducting maximum sales charge
Class A1	6.25	16.90	8.16
Class C2	10.62	17.31	7.93

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.25% and 1.25%; Class C—2.01% and 2.01%; Class Y—1.14% and 1.13%; and Class P—1.13% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.38%; Class C—2.13%; Class Y—1.13%; and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/15
Net assets (mm)	$578.9
Number of holdings	194
Portfolio composition[1]	07/31/15
Common stocks, ADRs and warrants	97.7%
Cash equivalents and other assets less liabilities	2.3
Total	100.0%
Top five sectors[1]	07/31/15
Information technology	24.6%
Health care	24.0
Industrials	17.1
Consumer discretionary	13.0
Financials	9.8
Total	88.5%
Top ten equity holdings[1]	07/31/15
Ultimate Software Group, Inc.	2.7%
athenahealth, Inc.	2.6
The Advisory Board Co.	2.2
Cepheid, Inc.	2.0
MAXIMUS, Inc.	1.9
CoStar Group, Inc.	1.9
Synchronoss Technologies, Inc.	1.7
PRA Group, Inc.	1.6
Grand Canyon Education, Inc.	1.5
Martin Marietta Materials, Inc.	1.4
Total	19.5%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 254.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2015. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—97.66%
Aerospace & defense—1.88%
HEICO Corp.[1]	107,806	$5,911,003
Hexcel Corp.	67,771	3,516,637
TransDigm Group, Inc.*	6,313	1,428,632
		10,856,272
Air freight & logistics—0.89%
Forward Air Corp.	54,940	2,667,337
Radiant Logistics, Inc.*	117,989	749,230
XPO Logistics, Inc.*,1	40,025	1,735,084
		5,151,651
Airlines—0.30%
Allegiant Travel Co.	8,101	1,723,326
Auto components—2.40%
Dorman Products, Inc.*,1	106,960	5,645,349
Gentex Corp.	349,744	5,623,883
Gentherm, Inc.*	13,418	675,328
Motorcar Parts of America, Inc.*	41,330	1,224,608
Tenneco, Inc.*	14,490	721,747
		13,890,915
Biotechnology—5.10%
Aduro Biotech, Inc.*,1	38,506	1,009,627
AMAG Pharmaceuticals, Inc.*,1	30,593	1,954,893
Cepheid, Inc.*,1	203,562	11,316,011
Dyax Corp.*	33,979	836,223
Eagle Pharmaceuticals, Inc.*,1	16,050	1,550,751
Esperion Therapeutics, Inc.*,1	12,104	750,448
Flexion Therapeutics, Inc.*	14,585	341,289
Intercept Pharmaceuticals, Inc.*,1	7,128	1,880,438
Intrexon Corp.*,1	20,572	1,342,323
Ligand Pharmaceuticals, Inc.*,1	24,043	2,602,895
Neurocrine Biosciences, Inc.*	43,858	2,198,163
Osiris Therapeutics, Inc.*,1	25,760	549,461
Puma Biotechnology, Inc.*	10,285	931,821
Receptos, Inc.*	5,579	1,271,231
Retrophin, Inc.*	31,459	998,509
		29,534,083
Building products—1.64%
American Woodmark Corp.*	5,719	376,081
Apogee Enterprises, Inc.	30,834	1,701,420
Builders FirstSource, Inc.*	131,670	1,980,317
PGT, Inc.*	8,683	139,536
USG Corp.*,1	170,798	5,291,322
		9,488,676
Capital markets—2.21%
Evercore Partners, Inc., Class A	31,323	1,841,792
Financial Engines, Inc.[1]	143,325	6,572,884
Lazard Ltd., Class A	46,719	2,588,700
WisdomTree Investments, Inc.[1]	71,183	1,772,457
		12,775,833
	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—4.37%
Healthcare Services Group, Inc.[1]	198,120	$6,916,369
Innerworkings, Inc.*	218,637	1,639,778
Mobile Mini, Inc.[1]	96,635	3,588,058
Ritchie Brothers Auctioneers, Inc.[1]	232,963	6,294,660
Rollins, Inc.[1]	235,811	6,838,519
		25,277,384
Communications equipment—0.44%
Digi International, Inc.*	214,177	2,167,471
Radware Ltd.*	20,953	398,945
		2,566,416
Construction materials—2.81%
Eagle Materials, Inc.	55,051	4,246,634
Martin Marietta Materials, Inc.	52,026	8,158,717
Summit Materials, Inc., Class A*	139,070	3,489,266
US Concrete, Inc.*	8,098	342,789
		16,237,406
Consumer finance—2.26%
Cardtronics, Inc.*	109,668	4,065,393
PRA Group, Inc.*,1	142,023	9,025,561
		13,090,954
Diversified consumer services—2.84%
Grand Canyon Education, Inc.*	198,208	8,608,173
Outerwall, Inc.[1]	5,319	376,692
Sotheby's	178,910	7,483,805
		16,468,670
Diversified telecommunication services—0.56%
Cogent Communications Holdings, Inc.	60,118	1,911,151
inContact, Inc.*	144,206	1,338,232
		3,249,383
Electronic equipment, instruments & components—1.21%
CUI Global, Inc.*,1	32,112	185,286
National Instruments Corp.	235,690	6,825,583
		7,010,869
Food & staples retailing—1.44%
Rite Aid Corp.*	155,861	1,388,722
United Natural Foods, Inc.*,1	151,978	6,919,558
		8,308,280
Health care equipment & supplies—4.42%
Abaxis, Inc.[1]	59,728	2,989,984
Align Technology, Inc.*	49,120	3,079,824
Cantel Medical Corp.	24,534	1,346,426
Cardiovascular Systems, Inc.*	47,844	1,427,665
Cynosure, Inc., Class A*	18,083	701,620
ICU Medical, Inc.*	9,122	911,470
Inogen, Inc.*	38,855	1,727,493
Insulet Corp.*	77,644	2,631,355
LDR Holding Corp.*	35,156	1,598,192

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies—(concluded)
Neogen Corp.*,1	106,427	$6,192,987
Novadaq Technologies, Inc.*,1	166,195	1,906,257
Zeltiq Aesthetics, Inc.*	31,155	1,070,174
		25,583,447
Health care providers & services—10.92%
AAC Holdings, Inc.*,1	50,409	1,916,046
Adeptus Health, Inc., Class A*,1	31,657	3,478,788
AMN Healthcare Services, Inc.*	51,127	1,504,668
Amsurg Corp.*	45,067	3,233,107
BioTelemetry, Inc.*	48,809	596,934
Chemed Corp.[1]	47,035	6,982,816
Community Health Systems, Inc.*	131,456	7,691,491
Diplomat Pharmacy, Inc.*,1	18,348	847,311
Envision Healthcare Holdings, Inc.*	65,421	2,930,861
ExamWorks Group, Inc.*,1	132,306	4,641,294
HealthSouth Corp.	62,249	2,844,779
IPC Hospitalist Co.*	77,045	4,272,145
LifePoint Health, Inc.*	22,254	1,843,966
MEDNAX, Inc.*,1	82,100	6,948,944
Nobilis Health Corp.*	41,869	246,608
Premier, Inc., Class A*	113,989	4,076,247
Team Health Holdings, Inc.*	30,134	2,031,333
Tenet Healthcare Corp.*	126,917	7,145,427
		63,232,765
Health care technology—3.31%
athenahealth, Inc.*,1	106,577	14,916,517
HealthStream, Inc.*	88,385	2,480,083
Veeva Systems, Inc., Class A*,1	64,646	1,740,270
		19,136,870
Hotels, restaurants & leisure—2.96%
BJ's Restaurants, Inc.*	14,431	744,062
Buffalo Wild Wings, Inc.*	6,824	1,334,638
Dunkin' Brands Group, Inc.[1]	27,218	1,466,778
Jack in the Box, Inc.	27,919	2,652,305
Kona Grill, Inc.*,1	15,737	299,632
Noodles & Co.*,1	148,965	2,305,978
Red Lion Hotels Corp.*	73,606	599,153
Sonic Corp.	30,958	920,072
The Cheesecake Factory, Inc.[1]	75,990	4,387,663
The Habit Restaurants, Inc., Class A*	25,008	742,988
Zoe's Kitchen, Inc.*,1	37,984	1,703,582
		17,156,851
Household durables—0.22%
The Ryland Group, Inc.	28,090	1,277,252
Internet software & services—5.12%
Autobytel, Inc.*	28,791	441,654
ChannelAdvisor Corp.*,1	93,200	940,388
Criteo SA, ADR*	19,453	1,035,483
Cvent, Inc.*	132,565	3,568,650
DealerTrack Holdings, Inc.*	126,979	7,881,587
GTT Communications, Inc.*	43,025	999,471
	Number of shares	Value
Common stocks—(continued)
Internet software & services—(concluded)
Internap Corp.*	426,362	$3,926,794
Q2 Holdings, Inc.*	59,608	1,620,741
SciQuest, Inc.*,1	218,275	2,595,290
SPS Commerce, Inc.*	92,121	6,646,530
		29,656,588
IT services—6.50%
Cass Information Systems, Inc.[1]	63,223	3,325,530
Echo Global Logistics, Inc.*	123,511	3,989,405
EPAM Systems, Inc.*	17,383	1,288,254
Euronet Worldwide, Inc.*	22,842	1,564,677
ExlService Holdings, Inc.*	71,195	2,760,230
Heartland Payment Systems, Inc.	87,626	5,459,100
MAXIMUS, Inc.	159,603	10,886,521
PFSweb, Inc.*,1	73,064	922,068
Vantiv, Inc., Class A*	169,220	7,445,680
		37,641,465
Leisure products—0.28%
Nautilus, Inc.*	76,530	1,617,079
Life sciences tools & services—1.96%
Bio-Techne Corp.[1]	51,920	5,679,010
INC Research Holdings, Inc., Class A*	39,845	1,993,445
PAREXEL International Corp.*	53,334	3,677,913
		11,350,368
Machinery—1.59%
Middleby Corp.*	17,421	2,137,557
Proto Labs, Inc.*,1	93,690	7,061,415
		9,198,972
Media—0.75%
IMAX Corp.*	16,217	606,678
Nexstar Broadcasting Group, Inc., Class A	34,003	1,950,412
Sinclair Broadcast Group, Inc., Class A1	61,848	1,794,829
		4,351,919
Oil, gas & consumable fuels—0.62%
Memorial Resource Development Corp.*	95,234	1,457,080
Rice Energy, Inc.*,1	77,903	1,406,149
Scorpio Tankers, Inc.	66,367	712,782
		3,576,011
Pharmaceuticals—3.01%
Akorn, Inc.*	57,933	2,671,290
ANI Pharmaceuticals, Inc.*,1	50,826	3,610,171
BioDelivery Sciences International, Inc.*,1	47,233	384,949
Depomed, Inc.*	49,602	1,562,463
Dipexium Pharmaceuticals, Inc.*	60,459	1,009,665
Heska Corp.*,1	31,737	1,071,124
Horizon Pharma PLC*	98,941	3,645,976
Intersect ENT, Inc.*	38,830	1,152,086
Lannett Co., Inc.*,1	39,333	2,344,247
		17,451,971

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(continued)
Professional services—5.42%
CoStar Group, Inc.*,1	53,079	$10,684,272
Kelly Services, Inc., Class A	95,522	1,427,099
Kforce, Inc.	164,802	3,851,423
Korn/Ferry International	72,926	2,441,562
The Advisory Board Co.*,1	216,266	12,954,333
		31,358,689
Real estate management & development—0.30%
Marcus & Millichap, Inc.*	34,056	1,745,029
Road & rail—0.09%
Old Dominion Freight Line, Inc.*	6,893	504,223
Semiconductors & semiconductor equipment—1.75%
Cabot Microelectronics Corp.*	102,191	4,633,340
Cavium, Inc.*	9,266	628,235
CEVA, Inc.*	21,641	405,336
Mellanox Technologies Ltd.*	16,007	673,095
Power Integrations, Inc.[1]	79,495	3,081,226
Qorvo, Inc.*	12,014	696,211
		10,117,443
Software—10.05%
Attunity Ltd.*	102,174	1,465,175
Barracuda Networks, Inc.*	10,243	281,068
FireEye, Inc.*,1	28,136	1,251,771
FleetMatics Group PLC*,1	44,853	2,147,113
Globant SA*	29,295	931,581
Imperva, Inc.*	5,273	346,436
NetScout Systems, Inc.*	38,458	1,533,705
Pegasystems, Inc.	186,514	5,052,664
Proofpoint, Inc.*	23,875	1,544,713
PROS Holdings, Inc.*,1	130,037	2,843,909
Qualys, Inc.*,1	19,086	705,419
SS&C Technologies Holdings, Inc.	46,390	3,155,912
Synchronoss Technologies, Inc.*	204,709	9,785,090
The Rubicon Project, Inc.*	73,859	1,287,362
TubeMogul, Inc.*	82,226	1,161,854
Tyler Technologies, Inc.*	11,245	1,569,127
Ultimate Software Group, Inc.*	84,333	15,534,982
VASCO Data Security International, Inc.*,1	18,959	386,574
Verint Systems, Inc.*	123,887	7,212,701
		58,197,156
Specialty retail—3.40%
Asbury Automotive Group, Inc.*	12,089	1,067,459
Big 5 Sporting Goods Corp.	16,927	186,366
Five Below, Inc.*,1	120,535	4,444,125
Group 1 Automotive, Inc.	25,508	2,473,511
Lithia Motors, Inc., Class A	47,245	5,654,754
Party City Holdco, Inc.*	122,580	2,527,600
Tile Shop Holdings, Inc.*,1	232,770	3,323,955
		19,677,770
	Number of shares	Value
Common stocks—(concluded)
Technology hardware, storage & peripherals—0.94%
Stratasys Ltd.*,1	156,725	$4,816,159
Super Micro Computer, Inc.*	23,434	624,985
		5,441,144
Textiles, apparel & luxury goods—1.35%
G-III Apparel Group Ltd.*	31,970	2,309,193
Lululemon Athletica, Inc.*	19,602	1,232,182
Skechers USA, Inc., Class A*	24,231	3,645,554
Steven Madden Ltd.*	15,428	643,039
		7,829,968
Thrifts & mortgage finance—0.90%
LendingTree, Inc.*	62,942	5,219,151
Trading companies & distributors—1.16%
Beacon Roofing Supply, Inc.*,1	191,360	6,697,600
Wireless telecommunication services—0.29%
Boingo Wireless, Inc.*	174,249	1,695,443
Total common stocks (cost—$464,947,181)		565,345,292
	Number of warrants
Warrants—0.00%††
Oil, gas & consumable fuels—0.00%††
Magnum Hunter Resources Corp., strike price $8.50, expires 04/15/16*,1,2 (cost—$0)	53,494	0
	Face amount
Repurchase agreement—2.22%
Repurchase agreement dated 07/31/15 with State Street Bank and Trust Co., 0.000% due 08/03/15, collateralized by $3,693,144 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22, $926,795 Federal National Mortgage Association obligations, 2.170% due 10/17/22 and $8,263,837 US Treasury Notes, 1.625% to 3.625% due 03/31/19 to 06/30/20; (value—$13,100,073); proceeds: $12,843,000 (cost—$12,843,000)	$12,843,000	12,843,000

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Investment of cash collateral from securities loaned—16.18%
Money market fund—16.18%
UBS Private Money Market Fund LLC[3] (cost—$93,660,105)	93,660,105	$93,660,105
Total investments (cost—$571,450,286)—116.06%		671,848,397
Liabilities in excess of other assets—(16.06)%		(92,984,878)
Net assets—100.00%		$578,863,519

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Aggregate cost for federal income tax purposes was $573,211,795; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$114,916,207
Gross unrealized depreciation	(16,279,605)
Net unrealized appreciation	$98,636,602

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$565,345,292	$—	$—	$565,345,292
Warrants	—	—	0	0
Repurchase agreement	—	12,843,000	—	12,843,000
Investment of cash collateral from securities loaned	—	93,660,105	—	93,660,105
Total	$565,345,292	$106,503,105	$0	$671,848,397

At July 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that was fair valued using unobservable inputs (Level 3) for the year ended July 31, 2015:

Warrants
Beginning balance	$0
Purchases	—
Issuance	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	0
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at July 31, 2015 was $0.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2015

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	96.0%
Canada	1.3
Israel	1.1
Ireland	0.9
Bermuda	0.4
France	0.1
Luxembourg	0.1
Marshall Islands	0.1
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

††  Amount represents less than 0.005%.

1  Security, or portion thereof, was on loan at July 31, 2015.

2  Illiquid investment as of July 31, 2015.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the year ended 07/31/15	Sales during the year ended 07/31/15	Value at 07/31/15	Net income earned from affiliate for the year ended 07/31/15
UBS Private Money Market Fund LLC	$70,777,816	$332,894,761	$310,012,472	$93,660,105	$8,354

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments

Performance (unaudited)

For the 12 months ended July 31, 2015, the Portfolio's Class P shares declined 1.11% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") fell 0.27%, and the Lipper International Large-Cap Core Funds category posted a median return of 0.02%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 182. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-advisors' Comments2

Mondrian

Our portion of the Portfolio modestly outperformed the benchmark during the reporting period. Stock selection within markets was approximately neutral for performance. Positive stock selection in Japan and Spain was offset by weak stock selection in France and Italy. Strong performing individual security holdings included Kao, Hoya and Novartis. Weak performing individual security holdings included Vallourec and Eni. Allocation between sectors detracted from returns. We benefited from an overweight in the telecommunication services sector and from an underweight in the materials sector. This was more than offset, however, by an overweight in the weak energy sector, given the precipitous decline in oil prices. Stock selection within sectors weighed slightly on returns, driven by our holdings in the industrials sector.

Country allocation was a headwind for performance, led by an underweight in the strong Japanese equity market and an overweight in the weak Singaporean equity market. Currency allocation made a positive contribution to returns, helped by an overweight in the strong Swiss franc and by our exposure to the Australian dollar.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Sub-Advisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, LLC ("Chautauqua");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Managers:

Mondrian: Elizabeth A. Desmond, Nigel Bliss, Andrew Porter and Steve Dutaut;

Chautauqua: Brian M. Beitner, CFA;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation

Investment process:

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today.

Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States,

(continued on next page)

PACE Select Advisors Trust

PACE International Equity Investments

Sub-advisors' Comments – continued

The main highlights of the strategy being adopted for our portion of the Portfolio are an overweight in selected European markets, overweights in the telecommunications services, consumer staples and health care sectors, and underweights in the materials and financials sectors.

The Australian dollar weakened approximately 13% relative to the US dollar between July 31, 2014 and December 4, 2014, converging toward our estimate of fair value for the currency. During the reporting period, our defensive currency hedge added to returns.

We had no derivative exposure as of July 31, 2015.

Chautauqua Capital Management

Our portion of the Portfolio outperformed the benchmark during the reporting period. Security selection by region contributed to performance, whereas sector allocation detracted from results. While we were underweight in Europe and North America, we generated better returns than the benchmark in those regions. By sector, we benefited from security selection in the materials and consumer discretionary sectors. An underweight to the underperforming materials sector and an overweight to the superior performing consumer discretionary sector also aided our results, relative to the benchmark. Specifically, Croda, a specialty chemical company, added value in materials and Lululemon added value in consumer discretionary.

Conversely, our allocation to the energy sector detracted from performance, even though our exposure was substantially reduced ahead of the greatest reduction in oil prices. Energy-related holdings represented three of our five worst performers overall during the reporting period. Conviction weighting bias was evidenced during the period, as our five best performers carried more than twice the average weight compared to our five worst performers. Our portion of the Portfolio ended the reporting period well positioned, in our view, with a broadly diversified set of companies which are more profitable and growing more rapidly than the broad market, yet trade at what we believe is an attractive relative valuation.

Derivatives were not used during the review period.

Investment process (concluded)

and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

Chautauqua seeks to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that Chautauqua believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, Chautauqua has a long-term horizon.

Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment.

PACE Select Advisors Trust

PACE International Equity Investments

Sub-advisors' Comments – concluded

Los Angeles Capital

Our portion of the Portfolio underperformed the benchmark during the reporting period. Fundamental factor exposures contributed to performance, but this was offset by currency and sector tilts. Elsewhere, country position was flat during the reporting period.

Looking at fundamental factors, exposure to small cap stocks added value in the Pacific ex-Japan and Europe regions but detracted from results in Japan. In Europe, exposure to stocks with strong three-year momentum added value, as did a tilt toward stocks with strong analyst sentiment. Conversely, an underweight to volatility and an overweight to yield detracted from relative results.

A quality tilt in Japan toward stocks with superior profitability and high earnings quality contributed to performance, as did a tilt toward companies with strong earnings yield. In the Pacific ex-Japan region, exposure to stocks with solid one-year price momentum and to companies with lower book-to-price multiples added value. In contrast, overweights to stocks with strong short sentiment and short-term price momentum negatively impacted performance. Within sectors, an underweight to European energy was the largest contributor to results relative to the benchmark, whereas an overweight to European utilities and an underweight to health care detracted from relative performance. In Japan, tilts toward consumer discretionary and away from utilities and telecommunications added value, while an overweight to basic materials and energy detracted from results. In the Pacific ex Japan region, overweights to industrials, health care and information technology contributed to performance. Within countries, overweights to Finland and Denmark added value, but underweights to the Netherlands and France detracted from relative performance.

At the end of the reporting period, our portion of the Portfolio exhibited tilts toward consumer discretionary, financials and utilities, and away from energy, consumer staples and telecommunications relative to the benchmark. Our portion of the Portfolio exhibited higher price-to-earnings and price-to-book ratios, as well as a higher yield, relative to the benchmark. Our portion of the Portfolio also exhibited a lower beta and weighted average market capitalization. (Beta is a measure of volatility or risk relative to the market as a whole.)

Derivatives were not used during the review period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Equity Investments Class P shares versus the MSCI EAFE Index (net) over the 10 years ended July 31, 2015. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.38)%	7.44%	4.02%
Class C2	(2.14)	6.59	3.16
Class Y3	(1.09)	7.73	4.36
Class P4	(1.11)	7.74	4.30
After deducting maximum sales charge
Class A1	(6.82)	6.24	3.44
Class C2	(3.10)	6.59	3.16
MSCI EAFE Index (net)[5]	(0.27)	8.01	5.02
Lipper International Large-Cap Growth Funds median[6]	2.57	7.52	6.07
Lipper International Large-Cap Core Funds median[6]	0.02	7.28	5.06

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(5.35)%	9.31%	4.24%
Class C2	(6.09)	8.42	3.38
Class Y3	(5.13)	9.59	4.57
Class P4	(5.10)	9.59	4.51
After deducting maximum sales charge
Class A1	(10.58)	8.08	3.65
Class C2	(7.01)	8.42	3.38

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.70% and 1.70%; Class C—2.51% and 2.51%; Class Y—1.42% and 1.42%; and Class P—1.45% and 1.45%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.55%; Class C—2.30%; Class Y—1.30%; and Class P—1.30%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  On June 22, 2015, Lipper changed the peer group classification for PACE International Equity Investments from the International Large-Cap Core Funds category to the International Large-Cap Growth Funds category.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/15
Net assets (mm)	$1,072.2
Number of holdings	558
Portfolio composition[1]	07/31/15
Common stocks, ADRs, SDRs and preferred stocks	110.7%
Investments sold short	(12.0)
Cash equivalents and other assets less liabilities	1.3
Total	100.0%
Regional allocation (equity investments)[1]	07/31/15
Europe and European territories	70.6%
Asia	32.5
Oceania	4.3
The Americas	2.2
Curacao	1.1
Total	110.7%
Top five countries (equity investments-long holdings)[1]	07/31/15
Japan	22.4%
United Kingdom	19.8
Switzerland	11.2
France	7.8
Germany	6.6
Total	67.8%
Top five sectors (long holdings)[1]	07/31/15
Financials	24.0%
Health Care	14.9
Consumer Discretionary	14.5
Industrial	10.7
Information Technology	9.9
Total	74.0%
Top ten equity holdings (long holdings)[1]	07/31/15
Sanofi SA	1.9%
Roche Holdong Ag	1.8
Lululemon Athletica, Inc.	1.8
Nestle SA	1.7
Novartis AG	1.5
GalxoSmithKline PLC	1.5
Hargraves Lansdown PLC	1.5
AIA Group Ltd.	1.4
ARM Holdings PLC	1.4
Julius Baer Group Ltd.	1.3
Total	15.8%
Top five countries (equity investments-short holdings)[1]	07/31/15
Japan	(6.1)%
Sweden	(1.0)
Australia	(0.7)
Germany	(0.6)
Hong Kong	(0.5)
Total	(8.9)%
Top five sectors (short holdings)[1]	07/31/15
Financials	(3.1)%
Industrials	(1.9)
Consumer Discretionary	(1.6)
Materials	(1.3)
Information Technology	(1.3)
Total	(9.2)%
Top ten equity holdings (short holdings)[1]	07/31/15
Mitsubishi Estate Co. Ltd.	(0.5)%
NIDIC Corp.	(0.5)
Nintendo Co. Ltd.	(0.4)
Svenska Cellulosa AB SCA, Class B	(0.3)
Tokyu Corp.	(0.3)
Fast Retailing Co. Ltd.	(0.3)
Fresenius Mdeical Care AG & Co, KGaA	(0.3)
SoftBank Group Corp.	(0.2)
CK Hutchison Holdings Ltd.	(0.2)
Koninklijke KPN N.V.	(0.2)
Total	(3.2)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 254.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2015. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2015

Common stocks

Aerospace & defense	0.32%
Air freight & logistics	0.05
Airlines	0.35
Auto components	2.46
Automobiles	2.76
Banks	9.64
Beverages	0.89
Biotechnology	1.26
Building products	1.50
Capital markets	3.84
Chemicals	3.13
Commercial services & supplies	1.13
Communications equipment	0.92
Construction & engineering	0.70
Construction materials	0.40
Containers & packaging	0.06
Diversified financial services	0.93
Diversified telecommunication services	6.27
Electric utilities	2.99
Electrical equipment	1.52
Electronic equipment, instruments & components	1.05
Energy equipment & services	2.68
Food & staples retailing	2.70
Food products	3.55
Gas utilities	0.57
Health care equipment & supplies	1.68
Health care providers & services	1.43
Hotels, restaurants & leisure	1.65
Household durables	1.32
Household products	0.50
Independent power and renewable electricity producers	0.15
Industrial conglomerates	1.25
Insurance	7.89
Internet software & services	1.21
IT services	0.89
Leisure products	0.44
Life sciences tools & services	0.11
Machinery	1.30
Marine	0.19
Media	2.45
Metals & mining	1.37
Multi-utilities	2.44

Common stocks—(concluded)

Multiline retail	0.54%
Oil, gas & consumable fuels	4.83
Paper & forest products	0.72
Personal products	1.33
Pharmaceuticals	10.37
Professional services	0.28
Real estate investment trusts	1.21
Real estate management & development	0.49
Road & rail	0.15
Semiconductors & semiconductor equipment	3.96
Software	0.87
Specialty retail	0.20
Technology hardware, storage & peripherals	1.01
Textiles, apparel & luxury goods	2.49
Tobacco	0.54
Trading companies & distributors	0.59
Transportation infrastructure	1.41
Wireless telecommunication services	1.60
Total common stocks	110.53

Preferred stocks

Automobiles	0.17
Chemicals	0.03
Total preferred stocks	0.20
Repurchase agreement	1.05
Investment of cash collateral from securities loaned	2.78

Investments sold short
Common stocks

Aerospace & defense	(0.18)
Auto components	(0.04)
Automobiles	(0.08)
Banks	(0.28)
Beverages	(0.28)
Building products	(0.10)
Capital markets	(0.25)
Chemicals	(0.41)
Commercial services & supplies	(0.05)
Construction & engineering	(0.16)
Construction materials	(0.06)
Consumer finance	(0.29)
Distributors	(0.14)

PACE Select Advisors Trust

PACE International Equity Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of July 31, 2015

Investments sold short—(concluded)
Common stocks—(concluded)

Diversified financial services	(0.73)%
Diversified telecommunication services	(0.42)
Electric utilities	(0.18)
Electrical equipment	(0.06)
Electronic equipment, instruments & components	(0.70)
Energy equipment & services	(0.01)
Food & staples retailing	(0.05)
Food products	(0.22)
Gas utilities	(0.08)
Health care providers & services	(0.30)
Hotels, restaurants & leisure	(0.18)
Independent power and renewable electricity producers	(0.06)
Industrial conglomerates	(0.10)
Insurance	(0.23)
Internet software & services	(0.02)
Leisure products	(0.20)
Machinery	(0.37)
Media	(0.30)
Metals & mining	(0.47)
Multiline retail	(0.04)
Oil, gas & consumable fuels	(0.14)
Paper & forest products	(0.34)
Personal products	(0.22)
Pharmaceuticals	(0.21)
Real estate investment trusts	(0.05)
Real estate management & development	(1.49)
Road & rail	(0.58)
Semiconductors & semiconductor equipment	(0.02)
Software	(0.47)
Specialty retail	(0.43)
Technology hardware, storage & peripherals	(0.04)
Textiles, apparel & luxury goods	(0.16)
Tobacco	(0.18)
Trading companies & distributors	(0.06)
Transportation infrastructure	(0.04)
Wireless telecommunication services	(0.51)
Total investments sold short	(11.98)
Liabilities in excess of other assets	(2.58)
Net assets	100.00%

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2015

			Number of shares	Value
Common stocks—110.53%
Australia—4.05%
AS	X	Ltd.[1]	20,486	$665,605
AusNet Services			683,897	694,853
Australia & New Zealand Banking Group Ltd.			10,532	251,583
Coca-Cola Amatil Ltd.			147,748	1,002,206
Cochlear Ltd.			24,859	1,658,438
Commonwealth Bank of Australia			19,109	1,223,014
Computershare Ltd.			301,175	2,720,978
Federation Centres Ltd.			514,419	1,128,043
GPT Group			636,470	2,144,699
Iluka Resources Ltd.[1]			267,522	1,540,896
Macquarie Group Ltd.			15,100	906,718
Medibank Pvt Ltd.*			266,813	407,606
Mirvac Group			209,900	289,976
Newcrest Mining Ltd.*			280,591	2,311,454
QBE Insurance Group Ltd.[1]			473,201	5,049,938
Ramsay Health Care Ltd.			9,575	468,083
Scentre Group			1,185,587	3,431,754
Seek Ltd.[1]			36,198	399,530
Sonic Healthcare Ltd.			198,528	2,999,506
Stockland			1,154,097	3,585,245
Sydney Airport			629,269	2,580,398
Telstra Corp. Ltd.			15,097	71,618
Transurban Group			844,409	6,153,689
Westpac Banking Corp.			63,800	1,625,682
Woodside Petroleum Ltd.			3,513	91,543
Total Australia common stocks				43,403,055
Austria—0.06%
Andritz AG2			2,861	159,870
OMV AG			16,777	446,354
Raiffeisen Bank International AG*			4,554	66,519
Total Austria common stocks				672,743
Belgium—0.78%
Ageas			5,126	211,083
Colruyt SA2			9,946	482,696
Delhaize Group			3,449	310,946
Groupe Bruxelles Lambert SA			6,266	517,293
KBC Groep N.V.[2]			81,465	5,677,702
Proximus			5,267	198,350
Solvay SA			4,509	602,907
Telenet Group Holding N.V.*			7,463	420,959
Total Belgium common stocks				8,421,936
Bermuda—0.76%
First Pacific Co. Ltd.			244,000	195,457
Jardine Matheson Holdings Ltd., ADR			59,500	3,228,470
Kerry Properties Ltd.[2]			308,500	1,152,055
Kunlun Energy Co. Ltd.[1]			2,881,410	2,746,749
Seadrill Ltd.[1]			914	8,263
Shangri-La Asia Ltd.			598,000	771,384
Total Bermuda common stocks				8,102,378
Brazil—0.49%
BB Seguridade Participacoes SA			553,842	5,216,608
	Number of shares	Value
Common stocks—(continued)
Cayman Islands—2.21%
Alibaba Group Holding Ltd., ADR*	69,049	$5,409,298
Ctrip.com International Ltd., ADR*	140,936	10,088,199
Hengan International Group Co. Ltd.	729,291	8,151,525
Total Cayman Islands common stocks		23,649,022
China—0.84%
Sinopharm Group Co., Class H	2,340,763	8,997,941
Curacao—1.04%
Schlumberger Ltd.	134,294	11,122,229
Denmark—3.55%
AP Moller—Maersk A/S, Class B	105	178,790
Coloplast A/S, Class B	95,800	6,908,467
Danske Bank A/S	31,852	994,723
DSV A/S	40,893	1,397,434
ISS A/S	14,123	486,366
Novo Nordisk A/S, ADR	235,621	13,892,214
Novo Nordisk A/S, Class B	1,806	105,891
Novozymes A/S, B Shares	23,964	1,250,952
Pandora A/S2	45,828	5,152,813
TDC A/S	273,963	2,066,360
Tryg A/S1	16,695	336,364
Vestas Wind Systems A/S2	96,712	5,279,069
Total Denmark common stocks		38,049,443
Finland—1.17%
Neste Oyj	70,888	1,970,454
Nokia Oyj	131,940	931,728
Orion Oyj, Class B	17,157	716,587
Sampo Oyj, A Shares	40,822	2,017,475
Stora Enso Oyj, R Shares	138,902	1,305,058
UPM-Kymmene Oyj[2]	301,003	5,553,689
Wartsila Oyj Abp	2,278	104,626
Total Finland common stocks		12,599,617
France—7.76%
Alcatel-Lucent*	747,361	2,821,054
AXA SA	56,448	1,487,857
Bureau Veritas SA	17,047	398,308
Carrefour SA	46,599	1,599,549
Casino Guichard Perrachon SA	20,845	1,547,798
Cie de Saint-Gobain	178,546	8,464,149
Cie Generale des Etablissements Michelin	5,522	540,957
CNP Assurances	41,028	690,079
Electricite de France (EDF)[2]	122,771	2,924,535
Essilor International SA	7,618	975,531
Eurazeo SA	2,083	135,361
France Telecom SA	213,809	3,506,975
Groupe Eurotunnel SA	21,859	314,127
Iliad SA1	58,617	13,908,468
L'Oreal SA	2,418	452,376
Lagardere SCA	21,926	655,344
LVMH Moet Hennessy Louis Vuitton SE	2,315	433,996
Natixis SA	392,201	2,882,048

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(continued)
France—(concluded)
Peugeot SA*	74,798	$1,498,771
Publicis Groupe SA	13,199	999,341
Renault SA	5,440	500,542
Rexel SA	8,459	133,359
Sanofi SA2	184,029	19,800,713
Societe Generale SA	85,896	4,226,223
Sodexo	7,024	654,620
Technip SA	12,399	705,644
Total SA	26,754	1,324,421
Unibail-Rodamco SE	570	151,680
Valeo SA	4,852	647,438
Vallourec SA1	143,202	2,353,571
Veolia Environnement SA2	181,750	4,057,013
Wendel SA	18,148	2,416,640
Total France common stocks		83,208,488
Germany—6.44%
adidas AG	4,698	384,234
Allianz SE2	36,103	5,911,836
Axel Springer SE	2,993	167,509
Bayer AG	2,601	383,635
Continental AG2	5,494	1,228,178
Daimler AG	78,255	6,994,950
Deutsche Bank AG	93,378	3,283,729
Deutsche Boerse AG	5,707	517,901
Deutsche Lufthansa AG*	108,323	1,469,227
Deutsche Telekom AG	636,849	11,505,455
Kabel Deutschland Holding AG*	1,924	260,960
Metro AG	53,413	1,686,500
ProSiebenSat.1 Media SE2	98,318	5,026,367
RWE AG1,2	409,835	8,529,424
SAP SE	97,788	7,008,645
Siemens AG2	50,894	5,446,347
ThyssenKrupp AG1	171,122	4,338,476
TUI AG	19,560	336,616
United Internet AG	8,875	438,955
Wirecard AG	103,898	4,119,228
Total Germany common stocks		69,038,172
Hong Kong—3.55%
AIA Group Ltd.	2,271,060	14,794,130
BOC Hong Kong Holdings Ltd.[2]	394,000	1,588,238
China Mobile Ltd.	476,500	6,238,761
CLP Holdings Ltd.[2]	439,000	3,728,977
Hang Lung Properties Ltd.	580,000	1,657,186
Hang Seng Bank Ltd.[2]	339,823	6,965,401
HKT Trust/HKT Ltd.	615,000	748,888
Hong Kong & China Gas Co. Ltd.	373,120	761,420
Hysan Development Co. Ltd.	189,000	809,411
New World Development Co. Ltd.	150,620	182,050
Sino Land Co. Ltd.	228,000	354,104
Swire Properties Ltd.	86,400	278,070
Total Hong Kong common stocks		38,106,636
	Number of shares	Value
Common stocks—(continued)
Israel—1.08%
Bezeq The Israeli Telecommunication Corp. Ltd.	906,673	$1,671,784
Delek Group Ltd.	3,016	891,279
Mizrahi Tefahot Bank Ltd.	89,204	1,142,165
Teva Pharmaceutical Industries Ltd., ADR	109,400	7,550,788
The Israel Corp. Ltd.	827	291,517
Total Israel common stocks		11,547,533
Italy—2.97%
Assicurazioni Generali SpA	234,812	4,623,832
Atlantia SpA	127,948	3,417,421
ENI SpA	628,487	11,016,170
EXOR SpA	47,262	2,380,387
Mediobanca SpA	61,131	665,665
Snam SpA	913,266	4,493,417
Telecom Italia SpA*	1,455,129	1,925,706
Terna Rete Elettrica Nazionale SpA	725,363	3,382,493
Total Italy common stocks		31,905,091
Japan—22.36%
ABC-Mart, Inc.[1]	16,500	991,851
Aeon Co. Ltd.	16,500	252,489
Air Water, Inc.	35,000	607,738
Alfresa Holdings Corp.	9,800	164,394
Astellas Pharma, Inc.	55,100	830,046
Bridgestone Corp.[2]	129,100	4,872,956
Calbee, Inc.	21,100	941,485
Canon, Inc.	311,400	9,980,077
Central Japan Railway Co.	1,000	175,253
Chubu Electric Power Co., Inc.	49,100	833,949
Citizen Holdings Co. Ltd.[1]	44,400	296,633
Dai Nippon Printing Co. Ltd.	63,000	699,972
Daicel Corp.	105,300	1,429,093
Daikin Industries Ltd.[2]	15,200	983,612
Daito Trust Construction Co. Ltd.	7,600	803,018
Electric Power Development Co. Ltd.[1]	45,300	1,566,228
FamilyMart Co. Ltd.[1]	23,800	1,152,217
Fuji Electric Holdings Co. Ltd.	147,000	608,472
Fuji Heavy Industries Ltd.[2]	140,600	5,201,525
Fujitsu Ltd.	215,000	1,128,648
Hamamatsu Photonics KK	15,400	401,356
Hino Motors Ltd.[1]	124,200	1,610,436
Hirose Electric Co. Ltd.[1]	16,700	1,998,314
Hisamitsu Pharmaceutical Co., Inc.	5,000	181,950
Hitachi Construction Machinery Co. Ltd.[1]	5,800	96,639
Hitachi Metals Ltd.	62,000	922,984
Hokuhoku Financial Group, Inc.	784,000	1,853,488
Hokuriku Electric Power Co.[1]	8,700	133,868
Honda Motor Co. Ltd.	325,000	10,435,611
Hoya Corp.	98,500	4,170,961
Idemitsu Kosan Co. Ltd.[2]	56,500	1,039,872
IHI Corp.[1,2]	317,000	1,260,992
Iida Group Holdings Co. Ltd.	18,300	321,304

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Inpex Corp.[1]	262,700	$2,862,600
Isuzu Motors Ltd.[2]	116,500	1,614,935
Itochu Corp.	49,100	602,583
Japan Airlines Co. Ltd.	66,700	2,518,707
Japan Display, Inc.*,1	229,900	714,177
Japan Exchange Group, Inc.[1]	44,100	1,537,193
JFE Holdings, Inc.[1]	16,307	305,982
JX Holdings, Inc.[1]	277,300	1,183,842
Kajima Corp.	79,000	392,657
Kamigumi Co. Ltd.	20,000	188,325
Kaneka Corp.	88,000	635,494
Kao Corp.	111,500	5,659,793
Kawasaki Heavy Industries Ltd.	19,000	83,399
Keyence Corp.	3,400	1,714,608
Kirin Holdings Co. Ltd.[1]	540,200	8,320,828
Kobe Steel Ltd.	1,667,000	2,582,515
Koito Manufacturing Co. Ltd.	3,200	125,872
Kuraray Co. Ltd.	116,000	1,368,395
Kurita Water Industries Ltd.	45,400	993,096
Kyushu Electric Power Co., Inc.*,1	88,300	1,252,523
Lawson, Inc.[1,2]	13,800	1,027,748
Makita Corp.	7,900	436,640
Marubeni Corp.[1]	588,900	3,278,662
Mazda Motor Corp[1]	46,200	907,896
Medipal Holdings Corp.	73,000	1,300,553
Minebea Co. Ltd.[1,2]	60,000	940,654
Miraca Holdings, Inc.	23,700	1,091,919
Mitsubishi Chemical Holdings Corp.	13,200	86,271
Mitsubishi Logistics Corp.[1]	61,000	887,917
Mitsubishi Materials Corp.[1]	128,000	463,727
Mitsubishi Tanabe Pharma Corp.	61,000	1,016,872
Mitsubishi UFJ Financial Group, Inc.	544,900	3,956,994
Mizuho Financial Group, Inc.	993,800	2,148,215
MS&AD Insurance Group Holdings, Inc.	18,300	576,900
Murata Manufacturing Co. Ltd.	10,400	1,544,035
Nabtesco Corp.[1]	48,400	1,064,968
Namco Bandai Holdings, Inc.	82,900	1,838,803
NGK Insulators Ltd.[1]	9,000	230,928
NGK Spark Plug Co. Ltd.[1]	15,200	402,889
Nippon Prologis REIT, Inc.	552	1,088,990
Nippon Yusen Kabushiki Kaisha	696,000	1,903,772
Nissin Foods Holdings Co. Ltd.[1]	32,600	1,470,400
Nitori Holdings Co. Ltd.	2,700	242,474
Nitto Denko Corp.[1]	9,498	719,621
Nomura Research Institute Ltd.	39,400	1,618,155
NSK Ltd.	40,000	517,045
NTT DOCOMO, Inc.[1]	237,700	5,014,456
Obayashi Corp.[1]	192,000	1,479,485
Odakyu Electric Railway Co. Ltd.[1]	8,000	80,107
OJI Paper Corp.[1]	185,000	809,053
Olympus Corp.	206,125	7,900,058
Oracle Corp. Japan	3,000	126,357
Oriental Land Co. Ltd.[1]	38,700	2,457,178
Resona Holdings, Inc.	602,400	3,315,910
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Rinnai Corp.[1]	17,700	$1,252,503
Santen Pharmaceutical Co. Ltd.	110,600	1,628,636
Secom Co. Ltd.	11,700	789,031
Seiko Epson Corp.	8,500	150,405
Sekisui Chemical Co. Ltd.	84,000	933,296
Sekisui House Ltd.	18,700	278,157
Seven & I Holdings Co. Ltd.	49,400	2,281,564
Shimadzu Corp.	25,000	372,776
Shimano, Inc.[1,2]	21,000	2,916,125
Shimizu Corp.	37,000	324,815
Shinsei Bank Ltd.[1]	974,000	2,129,778
Shionogi & Co. Ltd.	14,800	590,519
Showa Shell Sekiyu K.K.[1]	120,300	1,130,831
Sompo Japan Nipponkoa Holdings, Inc.	8,900	313,961
Sony Corp.*,2	248,200	7,075,407
Sumitomo Corp.[2]	186,000	2,116,860
Sumitomo Mitsui Financial Group, Inc.[2]	66,400	2,970,280
Sumitomo Mitsui Trust Holdings, Inc.[1]	385,000	1,788,704
Sumitomo Rubber Industries Ltd.[1]	109,200	1,647,670
Suruga Bank Ltd.	71,700	1,540,623
T&D Holdings, Inc.[2]	370,000	5,640,981
Taiheiyo Cement Corp.[1]	747,000	2,465,187
Taisei Corp.[2]	275,000	1,617,582
Takashimaya Co. Ltd.	60,000	574,656
Takeda Pharmaceutical Co. Ltd.	221,200	11,137,193
The Bank of Kyoto Ltd.	50,000	590,229
The Bank of Yokohama Ltd.	54,000	343,428
The Chiba Bank Ltd.	108,000	861,839
The Chugoku Bank Ltd.	89,500	1,399,532
The Dai-ichi Life Insurance Co. Ltd.[1,2]	347,400	7,069,373
The Gunma Bank Ltd.	58,000	431,484
The Hachijuni Bank Ltd.	52,000	404,051
The Hiroshima Bank Ltd.[1]	88,000	516,206
The Iyo Bank Ltd.	11,400	145,150
The Kansai Electric Power Co., Inc.*	158,100	2,145,675
The Shizuoka Bank Ltd.[1]	12,000	135,749
The Yokohama Rubber Co. Ltd.[1]	66,000	1,306,846
Toho Gas Co. Ltd.	93,000	556,041
Tohoku Electric Power Co., Inc.[2]	265,100	3,890,886
Tokio Marine Holdings, Inc.	239,400	9,977,012
Tokyo Electron Ltd.	46,100	2,544,641
Toppan Printing Co. Ltd.	11,000	95,768
Toshiba Corp.[1]	229,000	702,142
TOTO Ltd.[1]	5,000	81,494
Toyo Seikan Group Holdings, Ltd.[1]	41,800	651,950
Toyo Suisan Kaisha Ltd.	38,500	1,456,933
Toyoda Gosei Co. Ltd.	40,400	893,830
Trend Micro, Inc.[1]	44,900	1,644,782
USS Co. Ltd.	53,900	947,659
Yahoo Japan Corp.[1]	222,600	975,284
Yamaguchi Financial Group, Inc.[1]	128,000	1,711,349
Total Japan common stocks		239,697,480

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(continued)
Jersey—1.04%
Delphi Automotive PLC	131,131	$10,238,708
Experian PLC	31,110	583,481
Glencore PLC*	90,905	295,281
Total Jersey common stocks		11,117,470
Luxembourg—0.06%
Millicom International Cellular SA, SDR	8,603	629,263
Netherlands—4.37%
Aegon N.V.	167,313	1,286,996
Airbus Group SE	9,142	648,597
ASML Holding N.V.	8,913	887,248
ASML Holding N.V., NY Registered Shares[1]	117,949	11,697,002
Core Laboratories N.V.[1]	94,273	10,335,149
Delta Lloyd N.V.	82,429	1,463,380
Fiat Chrysler Automobiles N.V.*	157,913	2,480,021
ING Groep N.V.	72,023	1,225,248
Koninklijke Ahold N.V.	464,370	9,243,653
Koninklijke Vopak N.V.	2,436	127,346
NN Group N.V.	12,214	376,867
OCI NV*	2,129	71,466
RELX N.V.	111,741	1,861,657
STMicroelectronics N.V.	261,760	2,044,832
Unilever N.V.[2]	58,686	2,630,284
Wolters Kluwer N.V.	14,370	476,297
Total Netherlands common stocks		46,856,043
New Zealand—0.26%
Auckland International Airport Ltd.	165,349	590,485
Fletcher Building Ltd.[1]	347,803	1,818,311
Ryman Healthcare Ltd.	63,727	353,356
Total New Zealand common stocks		2,762,152
Norway—0.61%
DnB NOR ASA[2]	284,874	4,645,339
Norsk Hydro ASA	138,217	515,578
Orkla ASA	105,691	843,618
Yara International ASA	11,770	585,874
Total Norway common stocks		6,590,409
Portugal—0.07%
Banco Comercial Portugues SA*,1	6,002,758	461,477
EDP-Electricidade de Portugal SA	30,611	113,227
Galp Energia, SGPS SA	17,943	207,898
Total Portugal common stocks		782,602
Singapore—2.18%
Ascendas Real Estate Investment Trust	388,000	684,448
CapitaLand Mall Trust	152,800	222,765
Hutchison Port Holdings Trust[1]	1,629,000	977,400
Oversea-Chinese Banking Corp. Ltd.	85,000	637,570
Sembcorp Industries Ltd.[1]	1,327,200	3,453,806
Singapore Exchange Ltd.	84,000	488,012
Singapore Press Holdings Ltd.[1]	624,000	1,901,316
	Number of shares	Value
Common stocks—(continued)
Singapore—(concluded)
Singapore Telecommunications Ltd.	2,457,900	$7,327,923
StarHub Ltd.	360,300	1,005,904
United Overseas Bank Ltd.	413,632	6,693,611
Total Singapore common stocks		23,392,755
South Korea—0.58%
NAVER Corp.	13,813	6,173,738
Spain—4.89%
ACS Actividades de Contruccion y Servicios SA2	109,178	3,663,092
Banco Bilbao Vizcaya Argentaria SA	35,936	363,647
Banco Santander SA2	1,485,750	10,253,765
Bankinter SA	160,212	1,237,477
Distribuidora Internacional de Alimentacion SA*,1	168,514	1,054,717
Gas Natural SDG, SA	13,784	299,511
Grifols SA, ADR	361,998	11,746,835
Iberdrola SA	1,724,388	12,165,836
Red Electrica Corp. SA	10,111	808,068
Repsol SA	5,296	88,990
Telefonica SA	700,628	10,726,344
Total Spain common stocks		52,408,282
Sweden—3.62%
Alfa Laval AB1	65,290	1,201,092
Assa Abloy AB	13,110	266,098
Atlas Copco AB	1,854	50,677
Electrolux AB, Series B2	49,066	1,411,108
Husqvarna AB, B Shares	226,702	1,654,260
ICA Gruppen AB1	2,370	86,484
Nordea Bank AB	42,531	529,989
Securitas AB, B Shares	92,290	1,323,357
Skandinaviska Enskilda Banken AB, Class A2	189,903	2,289,380
Svenska Handelsbanken AB2	367,254	5,619,443
Swedbank AB, A Shares[2]	231,981	5,437,338
Swedish Match AB2	52,419	1,605,975
Telefonaktiebolaget LM Ericsson, B Shares	568,415	6,081,630
TeliaSonera AB	1,853,001	11,266,109
Total Sweden common stocks		38,822,940
Switzerland—11.22%
ABB Ltd.*	514,076	10,443,249
Actelion Ltd.*	3,312	489,791
Adecco SA*	16,750	1,398,000
Aryzta AG*,2	40,505	2,056,898
Cie Financiere Richemont SA	2,969	256,250
Credit Suisse Group AG*	127,222	3,749,646
EMS-Chemie Holding AG	1,545	753,873
Geberit AG2	18,190	6,296,756
Julius Baer Group Ltd.*	255,259	14,119,418
Lonza Group AG*,2	8,417	1,220,347
Nestle SA2	239,764	18,162,811
Novartis AG2	157,842	16,400,017

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2015

		Number of shares	Value
Common stocks—(continued)
Switzerland—(concluded)
Roche Holding AG2		66,711	$19,268,385
Schindler Holding AG		3,866	622,929
Sika AG		511	1,852,461
Sonova Holding AG		4,274	608,613
Swiss Life Holding AG*		1,455	343,611
Swiss Re AG		10,204	918,708
Swisscom AG		1,817	1,056,767
Syngenta AG		25,980	10,700,652
Zurich Insurance Group AG*		31,623	9,631,221
Total Switzerland common stocks			120,350,403
Taiwan—0.98%
Taiwan Semiconductor Manufacturing Co. Ltd.		845,000	3,733,668
Taiwan Semiconductor Manufacturing Co. Ltd., ADR		307,089	6,789,738
Total Taiwan common stocks			10,523,406
United Kingdom—19.79%
3	i Group PLC	95,719	827,370
Aberdeen Asset Management PLC		25,341	144,049
Admiral Group PLC[2]		86,338	1,996,830
AMEC PLC		515,485	6,601,062
ARM Holdings PLC		940,301	14,787,008
Ashtead Group PLC		15,334	235,033
Associated British Foods PLC		10,692	538,317
AstraZeneca PLC		24,429	1,648,061
BAE Systems PLC		29,680	222,572
Barclays PLC		299,457	1,351,267
Barratt Developments PLC		73,656	730,408
BG Group PLC		512,974	8,751,868
BP PLC		1,277,016	7,886,274
British American Tobacco PLC		70,572	4,189,037
BT Group PLC		146,686	1,063,926
Burberry Group PLC		65,614	1,648,681
Capita PLC		12,983	264,385
Centrica PLC		512,410	2,132,548
Compass Group PLC[2]		60,240	964,257
Croda International PLC		290,760	13,803,594
Diageo PLC		9,513	265,848
Direct Line Insurance Group PLC		267,190	1,526,745
easyJet PLC		87,868	2,255,883
G4S PLC		2,034,381	8,727,199
GKN PLC		887,753	4,415,557
GlaxoSmithKline PLC		733,026	15,980,440
Hargreaves Lansdown PLC		835,209	15,625,572
HSBC Holdings PLC[2]		512,458	4,639,226
ICAP PLC		186,712	1,506,005
IMI PLC[2]		100,093	1,658,452
Inmarsat PLC		16,089	223,114
InterContinental Hotels Group PLC[2]		19,384	816,713
Investec PLC		40,054	366,232
Land Securities Group PLC		11,667	236,493
Legal & General Group PLC		603,817	2,458,274
Lloyds Banking Group PLC		3,892,577	5,057,600
	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
London Stock Exchange Group PLC	27,976	$1,140,713
Lonmin PLC*,1	980	798
National Grid PLC	856,534	11,411,126
Next PLC[2]	41,406	5,166,471
Pearson PLC	241,559	4,538,087
Persimmon PLC*	15,963	510,289
Prudential PLC	13,410	315,697
Reckitt Benckiser Group PLC[2]	56,287	5,405,010
RELX PLC[2]	258,184	4,507,701
Rio Tinto PLC	21,719	843,359
Royal Dutch Shell PLC, A Shares[3]	66,346	1,906,411
Royal Dutch Shell PLC, A Shares[4]	282,090	8,110,708
Royal Mail PLC	64,061	505,207
Sky PLC[2]	303,144	5,396,818
Smiths Group PLC	25,721	453,488
Tesco PLC	2,445,254	8,236,791
The Sage Group PLC	66,093	537,746
The Weir Group PLC	21,675	520,256
Unilever PLC	248,746	11,292,370
Vodafone Group PLC	1,114,741	4,210,212
Whitbread PLC	19,692	1,596,030
Total United Kingdom common stocks		212,151,188
United States—1.75%
Lululemon Athletica, Inc.*	299,037	18,797,466
Total common stocks (cost—$1,126,872,154)		1,185,096,489
Preferred stocks—0.20%
Germany—0.20%
Fuchs Petrolub SE	7,959	345,924
Porsche Automobil Holding SE	24,343	1,831,061
Total preferred stocks (cost—$2,393,703)		2,176,985
	Face amount
Repurchase agreement—1.05%
Repurchase agreement dated 07/31/15 with State Street Bank and Trust Co., 0.000% due 08/03/15, collateralized by $3,238,510 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22, $812,704 Federal National Mortgage Association obligations, 2.170% due 10/17/22 and $7,246,541 US Treasury Notes, 1.625% to 3.625% due 03/31/19 to 06/30/20; (value—$11,487,427); proceeds: $11,262,000 (cost—$11,262,000)	$11,262,000	11,262,000

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Investment of cash collateral from securities loaned—2.78%
Money market fund—2.78%
UBS Private Money Market Fund LLC[5] (cost—$29,746,054)	29,746,054	$29,746,054
Total investments before investments sold short (cost—$1,170,273,911)—114.56%		1,228,281,528
Investments sold short—(11.98)%
Common stocks—(11.98)%
Australia—(0.67)%
Bendigo and Adelaide Bank Ltd.	(34,457)	(330,948)
BHP Billiton Ltd.	(47,942)	(926,893)
Brambles Ltd.	(37,628)	(299,246)
CIMIC Group Ltd.	(45,655)	(794,242)
Flight Centre Travel Group Ltd.	(13,479)	(350,945)
Harvey Norman Holdings Ltd.	(114,609)	(373,630)
Incitec Pivot Ltd.	(111,980)	(296,303)
Insurance Australia Group Ltd.	(212,655)	(915,542)
Origin Energy Ltd.	(24,554)	(203,527)
Platinum Asset Management Ltd.	(149,104)	(826,126)
QBE Insurance Group Ltd.	(144,138)	(1,538,222)
Santos Ltd.	(38,081)	(205,981)
South32 Ltd.	(81,836)	(106,775)
WorleyParsons Ltd.	(11,435)	(76,897)
Total Australia common stocks		(7,245,277)
Bermuda—(0.08)%
Cheung Kong Infrastructure Holdings Ltd.	(101,000)	(878,765)
Cayman Islands—(0.35)%
Cheung Kong Property Holdings Ltd.	(160,624)	(1,338,481)
CK Hutchison Holdings Ltd.	(160,624)	(2,384,818)
Total Cayman Islands common stocks		(3,723,299)
Finland—(0.03)%
Metso Oyj	(11,062)	(303,843)
France—(0.46)%
Arkema SA	(3,343)	(260,600)
Dassault Systemes	(4,128)	(311,774)
Iliad SA	(4,468)	(1,060,154)
Numericable-SFR	(3,830)	(208,822)
Vivendi SA	(41,208)	(1,083,219)
Zodiac SA	(66,265)	(1,975,857)
Total France common stocks		(4,900,426)
Germany—(0.65)%
E.ON SE	(12,949)	(170,797)
Fraport AG Frankfurt Airport Services Worldwide	(7,079)	(464,838)
Fresenius Medical Care AG & Co. KGaA	(35,347)	(2,885,480)
Infineon Technologies AG	(15,931)	(178,549)
K+S AG	(22,148)	(908,747)
Lanxess AG	(2,791)	(161,016)
MAN SE	(14,737)	(1,536,596)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Germany—(concluded)
Merck KGaA	(6,404)	$(651,415)
Total Germany common stocks		(6,957,438)
Hong Kong—(0.50)%
Galaxy Entertainment Group Ltd.	(10,000)	(46,051)
Hong Kong Exchanges & Clearing Ltd.	(48,810)	(1,323,460)
PCCW Ltd.	(866,000)	(518,329)
Power Assets Holdings Ltd.	(66,500)	(626,630)
SJM Holdings Ltd.	(1,277,000)	(1,482,528)
The Bank of East Asia Ltd.	(151,200)	(612,422)
Wheelock & Co. Ltd.	(138,000)	(714,717)
Total Hong Kong common stocks		(5,324,137)
Ireland—(0.06)%
James Hardie Industries PLC	(43,889)	(609,212)
Italy—(0.22)%
Enel Green Power SpA	(310,502)	(644,848)
Luxottica Group SpA	(24,313)	(1,763,652)
Total Italy common stocks		(2,408,500)
Japan—(6.07)%
Advantest. Corp.	(9,400)	(82,293)
Aeon Financial Service Co. Ltd.	(59,600)	(1,553,298)
Asahi Glass Co. Ltd.	(186,000)	(1,091,072)
Asahi Group Holdings Ltd.	(3,000)	(100,625)
Brother Industries Ltd.	(4,700)	(65,000)
Canon, Inc.	(12,500)	(400,613)
Chiyoda Corp.	(36,000)	(290,475)
Credit Saison Co. Ltd.	(68,800)	(1,524,386)
Daihatsu Motor Co. Ltd.	(62,300)	(885,727)
Dentsu, Inc.	(8,200)	(465,131)
Fast Retailing Co. Ltd.	(6,400)	(3,169,145)
Hikari Tsushin, Inc.	(1,900)	(132,763)
Ibiden Co. Ltd.	(69,400)	(1,149,620)
Japan Tobacco, Inc.	(48,300)	(1,875,919)
JGC Corp.	(38,000)	(649,712)
Kakaku.com, Inc.	(11,600)	(184,668)
Kao Corp.	(18,500)	(939,069)
Keikyu Corp.	(65,000)	(535,482)
Keio Corp.	(76,000)	(633,461)
Kirin Holdings Co. Ltd.	(83,800)	(1,290,791)
Komatsu Ltd.	(51,400)	(951,814)
Kyowa Hakko Kirin Co. Ltd.	(25,000)	(407,068)
Mabuchi Motor Co. Ltd.	(10,800)	(647,468)
Mitsubishi Estate Co. Ltd.	(244,000)	(5,423,972)
Mitsubishi Gas Chemical Co., Inc.	(247,000)	(1,371,170)
Mitsubishi UFJ Lease & Finance Co. Ltd.	(290,700)	(1,559,814)
Mitsui & Co. Ltd.	(53,400)	(694,349)
NIDEC Corp.	(58,400)	(5,232,840)
Nikon Corp.	(71,300)	(847,995)
Nintendo Co. Ltd.	(27,100)	(4,769,040)
NTT DOCOMO, Inc.	(103,900)	(2,191,847)
NTT Urban Development Corp.	(72,400)	(712,112)

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
Ono Pharmaceutical Co. Ltd.	(1,600)	$(193,004)
Osaka Gas Co. Ltd.	(208,000)	(832,269)
Otsuka Holdings Co. Ltd.	(27,000)	(970,113)
Sankyo Co. Ltd.	(31,400)	(1,193,319)
Sega Sammy Holdings, Inc.	(10,400)	(129,984)
Shin-Etsu Chemical Co. Ltd.	(12,200)	(730,120)
Shiseido Co. Ltd.	(56,700)	(1,372,722)
SoftBank Group Corp.	(45,700)	(2,537,312)
Sumitomo Metal Mining Co. Ltd.	(70,000)	(942,954)
Sumitomo Realty & Development Co. Ltd.	(67,000)	(2,351,095)
Suntory Beverage & Food Ltd.	(37,200)	(1,572,825)
Suzuken Co. Ltd.	(8,310)	(294,355)
Taiyo Nippon Sanso Corp.	(61,200)	(719,971)
TDK Corp.	(16,700)	(1,170,961)
The Chugoku Electric Power Co., Inc.	(15,600)	(233,493)
Tobu Railway Co. Ltd.	(270,000)	(1,300,601)
Tokyu Corp.	(487,000)	(3,583,685)
Tokyu Fudosan Holdings Corp.	(234,700)	(1,772,536)
Toyota Industries Corp.	(7,200)	(399,113)
Yakult Honsha Co. Ltd.	(14,100)	(936,322)
Total Japan common stocks		(65,065,493)
Jersey—(0.17)%
Randgold Resources Ltd.	(30,888)	(1,862,885)
Luxembourg—(0.14)%
Altice SA	(11,786)	(1,488,558)
Mauritius—(0.06)%
Golden Agri-Resources Ltd.	(2,799,400)	(642,790)
Netherlands—(0.22)%
Koninklijke KPN N.V.	(599,149)	(2,368,857)
New Zealand—(0.05)%
Spark New Zealand Ltd.	(273,747)	(534,873)
Norway—(0.06)%
Statoil ASA	(37,559)	(635,451)
Singapore—(0.41)%
CapitaLand Commercial Trust	(378,800)	(393,476)
CapitaLand Ltd.	(221,100)	(518,965)
City Developments Ltd.	(79,700)	(542,042)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Singapore—(concluded)
ComfortDelGro Corp. Ltd.	(87,600)	$(192,205)
Jardine Cycle & Carriage Ltd.	(67,900)	(1,462,583)
Keppel Corp. Ltd.	(183,000)	(1,000,474)
Sembcorp Industries Ltd.	(15,100)	(39,295)
UOL Group Ltd.	(49,500)	(241,754)
Total Singapore common stocks		(4,390,794)
Spain—(0.32)%
Banco Popular Espanol SA	(446,693)	(2,050,138)
Industria de Diseno Textil SA	(39,230)	(1,343,155)
Total Spain common stocks		(3,393,293)
Sweden—(0.98)%
Boliden AB	(14,756)	(272,482)
Industrivarden AB, C Shares	(105,035)	(1,985,824)
Investment AB Kinnevik, B Shares	(49,238)	(1,575,867)
Investor AB, B Shares	(36,012)	(1,389,677)
Lundin Petroleum AB	(30,212)	(438,116)
Sandvik AB	(49,002)	(495,317)
Svenska Cellulosa AB SCA, Class B	(126,910)	(3,613,075)
Tele2 AB, B Shares	(71,204)	(740,784)
Total Sweden common stocks		(10,511,142)
Switzerland—(0.23)%
Partners Group Holding AG	(5,399)	(1,807,489)
Sulzer AG	(6,143)	(630,638)
Total Switzerland common stocks		(2,438,127)
United Kingdom—(0.25)%
Aggreko PLC	(13,588)	(254,635)
Fresnillo PLC	(92,977)	(939,429)
Hammerson PLC	(16,010)	(164,513)
J Sainsbury PLC	(137,805)	(570,073)
Tate & Lyle PLC	(95,624)	(813,856)
Total United Kingdom common stocks		(2,742,506)
Total investments sold short (proceeds—$124,090,046)		(128,425,666)
Liabilities in excess of other assets—(2.58)%		(27,660,111)
Net assets—100.00%		$1,072,195,751
For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow please refer to page 254.

Aggregate cost for federal income tax purposes before investments sold short was $1,180,948,283; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$110,403,617
Gross unrealized depreciation	(63,070,372)
Net unrealized appreciation	$47,333,245

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2015

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,185,096,489	$—	$—	$1,185,096,489
Preferred stocks	2,176,985	—	—	2,176,985
Repurchase agreement	—	11,262,000	—	11,262,000
Investment of cash collateral from securities loaned	—	29,746,054	—	29,746,054
Total	$1,187,273,474	$41,008,054	$—	$1,228,281,528
Liabilities
Investments sold short	$(128,425,666)	$—	$—	$(128,425,666)

At July 31, 2015, there were no transfers between Level 1 and Level 2. At July 31, 2014, $1,102,127,389 of foreign invetments and $(132,265,689) of foreign investment sold short were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings.

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs (Level 3) for the year ended July 31, 2015:

Common stocks
Beginning balance	$41
Purchases	—
Sales	0
Accrued discounts/(premiums)	—
Total realized gain/(loss)	(286)
Net change in unrealized appreciation/depreciation	245
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2015, was $0.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2015.

2  Security, or portion thereof, pledged as collateral for investments sold short.

3  Security is traded on the London Exchange.

4  Security is traded on the Amsterdam Exchange.

5  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the year ended 07/31/15	Sales during the year ended 07/31/15	Value at 07/31/15	Net income earned from affiliate for the year ended 07/31/15
UBS Private Money Market Fund LLC	$24,717,606	$605,580,450	$600,552,002	$29,746,054	$4,152

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance (unaudited)

For the 12 months ended July 31, 2015, the Portfolio's Class P shares declined 12.33% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") fell 13.38% and the Lipper Emerging Markets Funds category posted a median return of -12.76%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 198. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-advisors' Comments2

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period. Top-down allocation from a country, currency and sector basis contributed to performance, while stock selection detracted somewhat from results. The reporting period was marked by weakness in emerging market currencies—particularly in countries running current account deficits or with significant commodity exposure. Speculation surrounding the timing of Federal Reserve Board interest rate hikes drove down interest rate-exposed currencies. In addition, an apparent shift in Saudi oil production policy, coupled with protracted economic weakness in China, left most commodity prices (i.e. oil and gas, to iron ore and gold) down sharply. Regardless of the slowing pace of long-term Chinese growth, a protracted rally in Chinese equities—spurred by looser monetary policy and stimulus measures and a raft of reforms in the financial sector—took hold from late 2014. The rally sharply reversed, however, leaving the Chinese component of the benchmark only marginally up over the period.

Positioning in India was a positive driver of performance in our portion of the Portfolio. In particular, our exposure to Axis Bank, mortgage lender Housing Development Finance Corporation (HDFC), technology consultant Infosys and

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Sub-Advisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair");
LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG")

Portfolio Managers:

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone and Jeffrey A. Urbina;

LMCG: Gordon Johnson, Shannon Ericson and Vikram Srimurthy

Objective:

Capital appreciation

Investment process:

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States,

(continued on next page)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-advisors' Comments – continued

engineering company Larsen & Toubro all contributed to performance. An overall overweight exposure to the rising Indian market was also additive for results. Elsewhere in Asia, positioning in Thailand added value as energy company PTT outperformed. Positioning in China was the most significant detractor from relative results given our underweight exposure. Stock selection was also negative in China, primarily due to the outperformance of the financials and technology sectors, to which we had no exposure. Stock selection was also weak in Taiwan, as technology stocks Teco, Mediatek and Quanta underperformed given the continuation of a sustained period of weakness in their respective end-markets. In the Europe, Middle East and Africa (EMEA) region, strong stock selection in Turkey and Qatar aided returns. In particular, Turkish refiner Tupras and utility Qatar Electricity & Water Co. both outperformed. Positioning in Latin America had a neutral impact on returns, although Brazilian miner Vale and toll road operators CCR and Ecorodovias underperformed. Out-of-benchmark positions in global consumer goods company Unilever and US-listed fast food chain operator Yum! Brands also aided returns.

Derivatives were not used during the review period.

William Blair

Our portion of the Portfolio significantly outperformed the benchmark during the reporting period. Despite pronounced style headwinds earlier in the period when lower quality/valuation stocks led the market, strong stock selection across regions and most sectors drove our outperformance. Sectoral top-down positioning was also a contributor.

Stock selection and an overweight to India was the biggest driver of outperformance. The weighting has since been decreased, as valuation sensitivity in April supported a rotation out of India—as corporate earnings fell short of lofty expectations—and into China, where a variety of stimulus measures were being unleashed by the government to quell the economic downturn. From a sector perspective, our performance was bolstered by a combination of consumer discretionary and industrials stock selection and overall positioning, notably underweights to energy and materials and overweights to health care and industrials.

The Chinese machinery company China CNR Corp. was our top contributor to results. China CNR is one of two leading rolling stock manufacturers in China. The company focuses

Investment process (concluded)

and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth.

LMCG uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and LMCG believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies and provide an opportunity to outperform the market. LMCG's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-advisors' Comments – concluded

primarily on high speed trains, locomotives, passenger coaches, freight wagons, rapid transit vehicles, railway engineering machinery/equipment and core system/components for rolling stock. Its share price surged higher on China CNR and CSR Corp's merger approval by China Securities Regulatory Commission. The stock was delisted on June 8, 2015 after the merger, which resulted in the creation of CRRC Corporation Limited.

The only meaningful detractors from relative performance were stock selection in Telecommunication Services, Information Technology and Energy, along with an underweight to emerging market Asia.

From a positioning perspective, we have added to our emerging market Asia exposure, while reducing our allocation to Latin America. In terms of sectors, we added to consumer staples and industrials, while reducing our consumer discretionary and health care exposure.

Derivatives were not used during the reporting period.

LMCG Investments, LLC (formerly, Lee Munder Capital Group)

Our portion of the Portfolio modestly underperformed the benchmark during the reporting period. The overall stock selection model and its three major components (Market Dynamics, Quality and Valuation) were less effective and more volatile during the reporting period, as investors focused less on company fundamentals and more on macroeconomic drivers and concerns. However, there was a particularly strong payoff to Market Dynamics, which ranks stocks versus their peers on earnings growth prospects and relative price strength. Quality, which assesses a company's earnings quality, as well as its operating efficiency and use of capital, was modestly positive. Our Valuation factor, which evaluates stocks on several relative value measures, consistently detracted from results. During periods of uncertainty, investors tend to favor stocks that have performed well and have good earnings growth prospects over those with good valuations. In this environment, cheapness is viewed as more risky.

Viewed on a market-by-market basis, stock selection detracted modestly from performance. Positive stock selection, particularly in China and Brazil, was offset by negative stock selection in Korea and South Africa. Country allocation provided a modest tailwind to performance, with underweight positions in Brazil, Greece and Colombia responsible for the majority of the positive contribution from country allocation. In terms of sectors, there was a slight positive from stock selection led by selections in financials, energy and materials. Sector allocation was a slight drag on performance during the fiscal year.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Index (net) and the MSCI Emerging Markets Index over the 10 years ended July 31, 2015. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(12.50)%	0.25%	5.12%
Class C2	(13.17)	(0.49)	4.34
Class Y3	(12.30)	0.47	5.45
Class P4	(12.33)	0.34	5.19
After deducting maximum sales charge
Class A1	(17.31)	(0.88)	4.53
Class C2	(14.04)	(0.49)	4.34
MSCI Emerging Markets Index (net)[5,7]	(13.38)	0.58	6.62
MSCI Emerging Markets Index[6,7]	(13.07)	0.92	6.95
Lipper Emerging Markets Funds median	(12.76)	0.52	6.21

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/15	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(6.31)%	3.54%	6.44%
Class C2	(7.01)	2.77	5.64
Class Y3	(6.11)	3.79	6.77
Class P4	(6.18)	3.63	6.49
After deducting maximum sales charge
Class A1	(11.44)	2.38	5.84
Class C2	(7.94)	2.77	5.64

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.83% and 1.83%; Class C—2.58% and 2.58%; Class Y—1.58% and 1.58%; and Class P—1.67% and 1.67%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.95%; Class C—2.70%; Class Y—1.70%; and Class P—1.70%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  Effective November 28, 2014, MSCI Emerging Markets Index (net) replaced MSCI Emerging Markets Index as the portfolio's primary benchmark because it more closely aligns the portfolio with the majority of peers which comprise the portfolio's peer group.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/15
Net assets (mm)	$432.9
Number of holdings	236
Portfolio composition[1]	07/31/15
Common stocks, ADRs, GDRs and preferred stocks	96.0%
Investment company	1.6
Cash equivalents and other assets less liabilities	2.4
Total	100.0%
Regional allocation (equity investments)[1]	07/31/15
Asia	59.9%
The Americas	16.5
Europe and European territories	10.4
Africa	6.3
Russia	2.0
Total	95.1%
Top five countries (equity investments)[1,2]	07/31/15
Taiwan	12.7%
South Korea	11.0
India	10.6
Brazil	8.9
China	8.3
Total	51.5%
Top five sectors[1,2]	07/31/15
Financials	25.2%
Information Technology	18.2
Consumer Staples	11.1
Consumer Discretionary	9.2
Industrials	9.1
Total	72.8%
Top ten equity holdings[1,2]	07/31/15
Samsung Electronics Co. Ltd.	3.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.9
China Mobile Ltd.	1.6
Tencent Holdings Ltd.	1.5
Housing Development Finance Corp.	1.3
Wal-Mart de Mexico SAB de CV	1.0
Fubon Financial Holding Co. Ltd.	1.0
Industrial & Commercial Bank of China Ltd., Class H	1.0
Itau Unibanco Holding SA	1.0
FirstRand Ltd.	1.0
Total	14.3%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 254.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2015. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE International Emerging Markets Equity Investments. Figures would be different if a breakdown of the underlying investment company was included.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2015

Common stocks

Aerospace & defense	0.29%
Airlines	1.35
Auto components	1.01
Automobiles	1.91
Banks	13.78
Beverages	2.45
Capital markets	0.28
Chemicals	1.53
Construction & engineering	1.05
Construction materials	0.16
Consumer finance	0.50
Diversified financial services	2.43
Diversified telecommunication services	1.54
Electric utilities	1.84
Electrical equipment	0.31
Electronic equipment, instruments & components	2.74
Food & staples retailing	1.84
Food products	4.29
Gas utilities	0.83
Health care equipment & supplies	0.50
Health care providers & services	1.77
Hotels, restaurants & leisure	1.55
Household durables	0.67
Household products	1.40
Independent power and renewable electricity producers	0.74
Industrial conglomerates	1.77
Insurance	2.56
Internet & catalog retail	0.21
Internet software & services	2.92
IT services	2.32
Machinery	0.63
Media	0.79
Metals & mining	1.24
Multi-utilities	0.54

Common stocks—(concluded)

Multiline retail	0.90%
Oil, gas & consumable fuels	5.20
Paper & forest products	0.66
Personal products	0.69
Pharmaceuticals	0.38
Real estate investment trusts	1.38
Real estate management & development	1.50
Semiconductors & semiconductor equipment	8.35
Specialty retail	1.27
Technology hardware, storage & peripherals	1.85
Textiles, apparel & luxury goods	0.68
Thrifts & mortgage finance	1.33
Tobacco	0.40
Trading companies & distributors	0.49
Transportation infrastructure	3.22
Wireless telecommunication services	5.24
Total common stocks	93.28

Preferred stocks

Automobiles	0.17
Banks	1.45
Chemicals	0.18
Metals & mining	0.36
Paper & forest products	0.51
Total preferred stocks	2.67
Warrants	0.00[1]
Investment company	1.62
Repurchase agreement	2.10
Investment of cash collateral from securities loaned	5.58
Liabilities in excess of other assets	(5.25)
Net assets	100.00%

1  Weightings represent less than 0.005% of the Portfolio's net assets as of July 31, 2015.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—93.28%
Bermuda—1.20%
China Gas Holdings Ltd.	656,000	$1,150,832
Credicorp Ltd.	21,922	2,891,512
Huabao International Holdings Ltd.	2,372,000	1,153,521
Total Bermuda common stocks		5,195,865
Brazil—6.43%
AMBEV SA	315,400	1,792,574
AMBEV SA, ADR	668,026	3,794,388
Banco do Brasil SA	186,400	1,200,403
BB Seguridade Participacoes SA	222,800	2,098,541
BRF SA	66,200	1,389,563
Cielo SA	179,820	2,296,625
Companhia de Concessoes Rodoviarias (CCR)	512,800	2,279,477
CPFL Energia SA	180,608	1,016,990
EcoRodovias Infraestrutura e Logistica SA	227,100	460,309
Embraer SA	181,500	1,266,914
Fibria Celulose SA	108,100	1,437,776
JBS SA	639,600	2,878,616
Lojas Renner SA	59,419	1,889,670
Porto Seguro SA	123,000	1,398,499
Transmissora Alianca de Energia Eletrica SA	167,500	1,024,876
Ultrapar Participacoes SA	37,100	761,406
Vale SA, ADR[1]	46,200	243,012
Weg SA	114,160	626,822
Total Brazil common stocks		27,856,461
British Virgin Islands—0.28%
Mail.ru Group Ltd., GDR*	63,852	1,200,418
Cayman Islands—6.74%
Alibaba Group Holding Ltd., ADR*	23,228	1,819,681
Baidu, Inc., ADR*	1,914	330,471
Belle International Holdings Ltd.	3,115,976	3,239,654
China Mengniu Dairy Co. Ltd.	271,000	1,225,256
ENN Energy Holdings Ltd.	170,000	1,129,342
Evergrande Real Estate Group Ltd.[1]	3,226,000	2,134,770
Geely Automobile Holdings Ltd.	3,520,000	1,480,232
Golden Eagle Retail Group Ltd.[1]	997,000	1,232,055
Hengan International Group Co. Ltd.	188,000	2,101,338
Mindray Medical International Ltd., ADR	79,300	2,164,097
NetEase, Inc., ADR	19,067	2,643,258
Sands China Ltd.	419,200	1,854,748
Tencent Holdings Ltd.	355,100	6,628,094
Vipshop Holdings Ltd., ADR*	45,899	894,571
Want Want China Holdings Ltd.	288,000	299,060
Total Cayman Islands common stocks		29,176,627
Chile—1.09%
Banco Santander Chile, ADR	76,277	1,540,032
Cia Cervecerias Unidas SA	94,147	991,602
Enersis SA, ADR	143,800	2,172,818
Total Chile common stocks		4,704,452
	Number of shares	Value
Common stocks—(continued)
China—8.29%
Agricultural Bank of China, Class H	3,515,000	$1,586,948
Air China Ltd., Class H	3,154,000	3,169,338
Bank of China Ltd., Class H	6,913,000	3,780,958
Bank of Communications Co. Ltd., Class H	2,348,000	2,065,627
China Bluechemical Ltd., Class H	2,272,000	738,547
China CITIC Bank, Class H*	2,755,000	1,965,243
China Construction Bank Corp., Class H	2,807,000	2,292,005
China Merchants Bank Co. Ltd., Class H	827,000	2,138,894
China Railway Group Ltd., Class H	1,814,000	1,549,047
China Shenhua Energy Co. Ltd., Class H	705,500	1,343,238
Chongqing Rural Commercial Bank, Class H1	2,291,000	1,640,165
CRRC Corp. Ltd., Series H*,1	1,073,666	1,354,495
Industrial & Commercial Bank of China Ltd., Class H	6,250,000	4,305,174
Jiangsu Expressway Co. Ltd., Class H	1,764,000	2,200,364
Ping An Insurance (Group) Co. of China Ltd., Class H	276,000	1,587,864
Shanghai Pharmaceuticals Holding Co. Ltd.	465,200	1,101,747
Sinopharm Group Co., Class H	483,200	1,857,431
Zhejiang Expressway Co. Ltd., Class H	1,062,000	1,223,335
Total China common stocks		35,900,420
Colombia—0.10%
Bancolombia SA, ADR[1]	10,800	416,880
Czech Republic—0.24%
CEZ A.S.	42,914	1,038,602
Egypt—0.37%
Commercial International Bank Egypt SAE, GDR	241,414	1,619,888
Hong Kong—3.90%
Beijing Enterprises Holdings Ltd.	216,000	1,589,567
China Mobile Ltd.	543,000	7,109,438
China Overseas Land & Investment Ltd.	832,000	2,624,047
China Resources Power Holdings Co. Ltd.	1,242,000	3,194,598
CITIC Ltd.	1,008,000	1,804,760
Lenovo Group Ltd.[1]	502,000	544,589
Total Hong Kong common stocks		16,866,999
India—10.63%
Adani Ports & Special Economic Zone Ltd.	227,182	1,151,532
Amtek Auto Ltd.	314,162	831,484
Asian Paints Ltd.	21,509	296,143
Axis Bank Ltd.	420,926	3,764,938
Bajaj Auto Ltd.	75,445	2,971,407
Bharti Infratel Ltd.	264,534	1,846,880

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(continued)
India—(concluded)
Cairn India Ltd.	697,640	$1,881,788
HCL Technologies Ltd.	72,924	1,135,347
HDFC Bank Ltd.	106,784	1,851,369
Hindustan Petroleum Corp. Ltd.	192,670	2,769,484
Hindustan Unilever Ltd.	163,715	2,353,278
Housing Development Finance Corp.	275,149	5,752,029
ICICI Bank Ltd., ADR	214,328	2,158,283
Infosys Ltd.	202,594	3,403,150
Infosys Ltd., ADR[1]	88,600	1,498,226
Larsen & Toubro Ltd.	106,588	2,977,715
Maruti Suzuki India Ltd.	39,737	2,684,399
Reliance Industries Ltd., GDR[2]	84,748	2,639,900
Rural Electrification Corp. Ltd.	121,712	514,424
Tata Motors Ltd.*	190,314	1,139,334
Ultratech Cement Ltd.	13,851	680,288
Wipro Ltd., ADR[1]	137,890	1,704,320
Total India common stocks		46,005,718
Indonesia—2.51%
PT Bank Mandiri (Persero) Tbk	2,408,700	1,696,017
PT Bank Negara Indonesia (Persero) Tbk	4,992,900	1,756,881
PT Bank Rakyat Indonesia (Persero) Tbk	5,562,600	4,112,068
PT Indofood Sukses Makmur Tbk	2,717,500	1,225,411
PT Kalbe Farma Tbk	6,022,500	776,881
PT Perusahaan Gas Negara	4,424,700	1,308,357
Total Indonesia common stocks		10,875,615
Kazakhstan—0.13%
KazMunaiGas Exploration Production, GDR[3]	34,093	300,359
KazMunaiGas Exploration Production, GDR[4]	28,996	255,455
Total Kazakhstan common stocks		555,814
Malaysia—2.50%
AMMB Holdings Berhad	1,015,600	1,484,430
Genting Malaysia Berhad	1,291,900	1,442,388
IHH Healthcare Berhad	1,182,600	1,858,394
Malayan Banking Berhad	963,281	2,317,214
Telekom Malaysia Berhad	584,038	1,000,248
Tenaga Nasional Berhad	855,800	2,729,967
Total Malaysia common stocks		10,832,641
Mexico—5.74%
America Movil SA de C.V., Series L1	3,513,600	3,417,106
Arca Continental SAB de C.V.	369,100	2,216,776
Compartamos SAB de C.V.[1]	1,263,500	2,175,298
Fibra Uno Administracion SA de C.V.	1,437,800	3,454,289
Fomento Economico Mexicano SAB de C.V., ADR	5,373	487,009
Gruma SAB de C.V., Series B	109,400	1,431,281
Grupo Aeroportuario del Pacifico SA de C.V., ADR*	16,800	1,325,184
	Number of shares	Value
Common stocks—(continued)
Mexico—(concluded)
Grupo Aeroportuario del Pacifico SAB de C.V.*	280,200	$2,211,167
Grupo Financiero Inbursa SAB de C.V., Class O1	396,600	898,427
Grupo Financiero Santander Mexico SAB de C.V., Class B, ADR	170,300	1,524,185
Kimberly-Clark de Mexico SA de C.V., Series A	544,500	1,264,220
Wal-Mart de Mexico SAB de CV	1,842,582	4,466,796
Total Mexico common stocks		24,871,738
Philippines—1.17%
BDO Unibank, Inc.	640,720	1,406,544
Philippine Long Distance Telephone Co., ADR	46,550	2,995,492
Universal Robina Corp.	158,720	663,893
Total Philippines common stocks		5,065,929
Poland—0.67%
KGHM Polska Miedz SA	50,578	1,273,802
Polski Koncern Naftowy Orlen SA	80,563	1,626,168
Total Poland common stocks		2,899,970
Qatar—0.86%
Qatar Electricity & Water Co.	38,842	2,356,388
Qatar National Bank	27,452	1,375,898
Total Qatar common stocks		3,732,286
Romania—0.15%
Societatea Nationala de Gaze Naturale ROMGAZ SA5	77,461	662,292
Russia—1.99%
Gazprom PAO, ADR[3]	193,927	901,760
Gazprom PAO, ADR[4]	600,847	2,757,888
Lukoil PJSC, ADR[4]	4,713	195,118
Lukoil PJSC, ADR[3]	27,722	1,133,830
Magnit PJSC	26,603	1,443,213
MMC Norilsk Nickel PJSC, ADR	48,766	753,922
Tatneft, ADR	48,260	1,420,292
Total Russia common stocks		8,606,023
South Africa—6.76%
Aspen Pharmacare Holdings Ltd.*	29,354	860,925
Barloworld Ltd.	165,738	1,179,140
Discovery Ltd.	67,753	727,594
FirstRand Ltd.[1]	951,128	4,115,709
Growthpoint Properties Ltd.	864,260	1,893,819
Liberty Holdings Ltd.	117,298	1,318,533
MTN Group Ltd.[1]	102,305	1,706,398
Naspers Ltd., N Shares	24,444	3,420,160
Netcare Ltd.	655,443	2,092,713
Redefine Properties Ltd.	690,309	627,541
Sanlam Ltd.	186,753	986,450
Sappi Ltd.*	435,757	1,430,908
Steinhoff International Holdings Ltd.[1]	307,840	1,863,308

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(continued)
South Africa—(concluded)
The Bidvest Group Ltd.	110,701	$2,694,400
The Foschini Group Ltd.[1]	96,884	1,103,154
Truworths International Ltd.[1]	171,173	1,157,594
Vodacom Group Ltd.	113,969	1,320,393
Woolworths Holdings Ltd.	97,757	767,435
Total South Africa common stocks		29,266,174
South Korea—10.88%
Amorepacific Corp.	2,469	867,204
CJ CheilJedang Corp.	4,481	1,573,893
Coway Co. Ltd.	12,597	1,052,845
Daesang Corp.	31,467	955,990
Dongbu Insurance Co. Ltd.	31,487	1,493,423
Doosan Infracore Co. Ltd.*	115,650	752,123
E-Mart Co. Ltd.	7,240	1,478,751
Hyosung Corp.	15,821	1,926,670
Hyundai Mobis	16,691	3,045,360
Industrial Bank of Korea	136,703	1,618,029
Kangwon Land, Inc.	19,750	719,854
KT&G Corp.	18,544	1,743,230
LG Display Co. Ltd.	60,362	1,140,025
LG Household & Health Care Ltd.	3,361	2,461,545
LG International Corp.	39,019	960,345
Lotte Chemical Corp.	5,915	1,316,803
Nexen Tire Corp.	41,372	494,986
Samsung Electro-Mechanics Co. Ltd.	29,431	1,365,725
Samsung Electronics Co. Ltd.	12,867	13,030,291
Samsung Fire & Marine Insurance Co. Ltd.	6,090	1,457,249
Samsung Securities Co. Ltd.	27,026	1,214,859
SK Energy Co. Ltd.*	13,533	1,150,736
SK Hynix, Inc.	123,101	3,902,959
SK Telecom Co. Ltd.	6,390	1,362,479
Total South Korea common stocks		47,085,374
Taiwan—12.67%
Advanced Semiconductor Engineering, Inc.	1,728,000	1,997,751
Asustek Computer, Inc.	182,000	1,642,938
AU Optronics Corp.	3,924,000	1,255,322
Catcher Technology Co. Ltd.	219,000	2,413,949
Cheng Uei Precision Industry Co. Ltd.	611,000	853,463
China Airlines Ltd.*	2,732,000	1,215,799
Chinatrust Financial Holding Co. Ltd.	1,050,000	761,605
Chunghwa Telecom Co. Ltd.	473,000	1,468,223
Compal Electronics, Inc.	1,610,000	1,086,201
Delta Electronics, Inc.	158,000	778,202
Eclat Textile Co. Ltd.	122,000	1,791,077
FLEXium Interconnect, Inc.	262,000	875,505
Fubon Financial Holding Co. Ltd.	2,417,000	4,409,648
HON Hai Precision Industry Co. Ltd.	1,237,560	3,555,317
King Yuan Electronics Co. Ltd.	1,566,000	1,056,516
Largan Precision Co. Ltd.	20,000	2,030,312
MediaTek, Inc.	268,000	2,818,238
Mega Financial Holding Co. Ltd.	1,900,000	1,624,883
	Number of shares	Value
Common stocks—(concluded)
Taiwan—(concluded)
Novatek Microelectronics Corp.	194,000	$703,578
Pegatron Corp.	383,000	1,077,250
POU Chen Corp.	805,000	1,142,296
Quanta Computer, Inc.	633,000	1,223,034
Taiwan Mobile Co. Ltd.	884,000	2,925,993
Taiwan Semiconductor Manufacturing Co. Ltd.	1,828,156	8,077,784
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	98,365	2,174,850
Teco Electric and Machinery Co. Ltd.	1,698,000	1,331,121
Uni-President Enterprises Corp.	1,231,718	2,169,156
United Microelectronics Corp.	4,053,000	1,444,222
Win Semiconductors Corp.	870,000	931,410
Total Taiwan common stocks		54,835,643
Thailand—1.71%
Airports of Thailand PCL	188,700	1,574,062
Bangkok Dusit Medical Services PCL	1,310,700	747,484
CP ALL PCL	427,700	582,483
Jasmine International PCL	7,082,300	1,004,724
Kasikornbank Public Co. Ltd.	83,300	421,877
PTT Global Chemical PCL	673,400	1,179,811
PTT Public Co. Ltd.[6]	81,600	754,762
Thai Union Frozen Products PCL	2,091,200	1,121,398
Total Thailand common stocks		7,386,601
Turkey—3.10%
Eregli Demir ve Celik Fabrikalari TAS (Erdemir)	1,072,767	1,610,447
Koc Holding A.S.	359,084	1,593,856
Koza Altin Isletmeleri AS	175,704	1,474,186
TAV Havalimanlari Holding A.S.	86,053	655,234
Tupras-Turkiye Petrol Rafinerileri A.S.*	75,240	1,954,921
Turk Hava Yollari Anonim Ortakligi (THY)*	447,591	1,458,535
Turk Telekomunikasyon A.S.	1,279,230	3,176,032
Turkiye Garanti Bankasi A.S.	163,504	483,827
Turkiye Vakiflar Bankasi T.A.O., Class D	659,108	994,216
Total Turkey common stocks		13,401,254
United Arab Emirates—1.40%
DP World Ltd.	38,193	868,891
Emaar Malls Group PJSC*	676,325	598,477
Emaar Properties PJSC	523,050	1,125,068
First Gulf Bank PJSC	820,816	3,464,066
Total United Arab Emirates common stocks		6,056,502
United Kingdom—1.15%
SABMiller PLC	25,694	1,343,536
Unilever PLC	80,380	3,649,026
Total United Kingdom common stocks		4,992,562
United States—0.62%
Yum! Brands, Inc.	30,543	2,680,454
Total common stocks (cost—$423,133,171)		403,789,202

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Preferred stocks—2.67%
Brazil—2.50%
Banco Bradesco SA	258,840	$2,062,283
Braskem SA	217,000	794,749
Itau Unibanco Holding SA	479,415	4,211,745
Metalurgica Gerdau SA	279,600	285,810
Suzano Papel e Celulose SA	449,300	2,203,229
Vale SA, ADR[1]	296,600	1,272,414
Total Brazil preferred stocks		10,830,230
South Korea—0.17%
Hyundai Motor Co.	8,280	728,830
Total preferred stocks (cost—$18,525,189)		11,559,060
	Number of warrants
Warrants—0.00%††
Thailand—0.00%††
Jasmine International PCL, strike price $4.30, expires 07/05/20* (cost—$0)	1	0
	Number of shares
Investment company—1.62%
United States—1.62%
iShares MSCI Emerging Markets Index Fund[1] (cost—$7,414,020)	188,247	6,987,729
	Face amount	Value
Repurchase agreement—2.10%
Repurchase agreement dated 07/31/15 with State Street Bank and Trust Co., 0.000% due 08/03/15, collateralized by $2,617,379 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22, $656,831 Federal National Mortgage Association obligations, 2.170% due 10/17/22 and $5,856,688 US Treasury Notes, 1.625% to 3.625% due 03/31/19 to 06/30/20; (value—$9,284,191); proceeds: $9,102,000 (cost—$9,102,000)	$9,102,000	$9,102,000
	Number of shares
Investment of cash collateral from securities loaned—5.58%
Money market fund—5.58%
UBS Private Money Market Fund LLC[7] (cost—$24,172,620)	24,172,620	24,172,620
Total investments (cost—$482,347,000)—105.25%		455,610,611
Liabilities in excess of other assets—(5.25)%		(22,725,599)
Net assets—100.00%		$432,885,012

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Aggregate cost for federal income tax purposes was $485,921,030; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$28,437,520
Gross unrealized depreciation	(58,747,939)
Net unrealized depreciation	$(30,310,419)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$398,346,721	$5,442,481	$—	$403,789,202
Preferred stocks	11,559,060	—	—	11,559,060
Warrants	—	—	—	—
Investment company	6,987,729	—	—	6,987,729
Repurchase agreement	—	9,102,000	—	9,102,000
Investment of cash collateral from securities loaned	—	24,172,620	—	24,172,620
Total	$416,893,510	$38,717,101	$—	$455,610,611

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2015

At July 31, 2015, there were no transfers between Level 1 and Level 2. At July 31, 2014, $336,369,253 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings.

The following is a rollforward of the Portfolio's investments that was fair valued using unobservable inputs (Level 3) for the year ended July 31, 2015:

Common stocks
Beginning balance	$1,339
Purchases	—
Sales	(53,458)
Accrued discounts/(premiums)	—
Total realized gain/(loss)	(834,661)
Net change in unrealized appreciation/depreciation	886,780
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2015, was $0.

Portfolio footnotes

*  Non-income producing security.

††  Amount represents less than 0.005%.

1  Security, or portion thereof, was on loan at July 31, 2015.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represent 0.61% of net assets as of July 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security is traded on the Turquoise Exchange.

4  Security is traded on the over-the-counter ("OTC") market.

5  Illiquid investment as of July 31, 2015.

6  Security is being fair valued by a valuation committee under the direction of the board of trustees.

7  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the year ended 07/31/15	Sales during the year ended 07/31/15	Value at 07/31/15	Net income earned from affiliate for the year ended 07/31/15
UBS Private Money Market Fund LLC	$32,623,715	$161,629,799	$170,080,894	$24,172,620	$2,894

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance (unaudited)

For the 12 months ended July 31, 2015, the Portfolio's Class P shares gained 2.59% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") rose 3.55%, while the Lipper Global Real Estate Funds category posted a median return of 3.46%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 209. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-advisors' comments2

Please note: CBRE Clarion was terminated as a sub-advisor for the Portfolio effective on May 31, 2015.

CBRE Clarion

For the period from August 1, 2014 through May 31, 2015, when CBRE Clarion was a sub-advisor for a portion of the Portfolio, we modestly underperformed the benchmark. This was primarily due to our stock selection in the Americas and Asia-Pacific regions. We had several positives from our US positioning, including strong performance from investments in the health care, apartment and mall sectors. However, these positives were entirely offset by the poor performance of several of our investments in the retail shopping center, hotels and net lease sectors. The shopping center and net lease sectors do not have the same earnings acceleration potential to offset the concerns about the impact of higher rates on property values. We were underweight these sectors, but some of the few securities we choose to hold were a drag on performance.

In Asia-Pacific, stock selection was challenged in Japan and Singapore, more than offsetting the positive contribution from positions in Hong Kong. European stock selection was positive as a result of UK positions. Asset allocation generally helped performance, as we benefited from being overweight three of

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Sub-Advisors:

CBRE Clarion Securities, LLC ("CBRE Clarion");

Brookfield Investment Management Inc. ("Brookfield")

Portfolio Managers:

CBRE Clarion: T. Ritson Ferguson, Steven D. Burton & Joseph P. Smith;

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

CBRE Clarion (formerly, ING Clarion Real Estate Securities) uses a multi-step investment process for constructing the investment portfolio. This process combines top-down region and sector allocation with bottom-up individual stock selection. First, CBRE Clarion selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, CBRE Clarion uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers.

Brookfield invests in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose value is significantly affected by the value of such companies' real estate holdings, and related entities and structures. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Sub-advisors' comments – concluded

the best performing countries—Hong Kong, the UK and the US—and underweight Canada, a laggard during the period.

Derivatives were not used during the reporting period.

Brookfield

Our portion of the Portfolio outperformed the benchmark during the reporting period, primarily driven by stock selection. By sector, residential and office were our largest contributors to performance, due to positive stock selection. An underweight to the underperforming net lease sector was also a top contributor to performance. In contrast, underweights to the self storage and manufactured home sectors were top detractors from relative results, along with an out-of-benchmark exposure to the communications sector.

By region, Continental Europe was the leading contributor to performance, led by Germany and France. This was driven by a combination of positive stock selection and an overweight allocation to the outperforming region. Japan was another strong contributor to relative results, due to positive stock selection and an underweight allocation to the underperforming region. Finally, positive stock selection in Singapore was a top contributor. Conversely, the UK was the largest detractor from performance, driven by a combination of negative stock selection and an underweight allocation to the outperforming region. Negative stock selection in the US and New Zealand were also top detractors from results.

By security, Deutsche Annington Immobilien SE (residential, Germany), Westfield Corp. Ltd. (retail, US) and an out-of-benchmark allocation to Iron Mountain, Inc. (self storage, US) were the leading contributors to performance. We exited our position in Iron Mountain after strong performance. The largest detractors from results included an out-of-benchmark position in OUTFRONT Media, Inc. (specialty, US), as well as WP GLIMCHER, Inc. (retail, US) and Wharf (Holdings) Ltd. (diversified, Hong Kong).

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Illustration of an assumed investment of $10,000 in Class A shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Real Estate Securities Investments Class A shares versus the FTSE EPRA/NAREIT Developed Index from December 31, 2006, the month-end after the inception date of the Class A shares, through July 31, 2015. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/15	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	2.46%	10.57%	0.33%
Class C3	1.58	9.73	(0.44)
Class Y4	2.58	10.84	13.08
Class P5	2.59	10.84	0.05
After deducting maximum sales charge
Class A2	(3.22)	9.33	(0.32)
Class C3	0.59	9.73	(0.44)
FTSE EPRA/NAREIT Developed Index[6]	3.55	11.08	2.09
Lipper Global Real Estate Funds median	3.46	9.73	1.34

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/15	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	(0.14)%	11.97%	(0.01)%
Class C3	(0.98)	11.13	(0.79)
Class Y4	0.03	12.26	12.73
Class P5	0.03	12.26	(0.31)
After deducting maximum sales charge
Class A2	(5.57)	10.72	(0.67)
Class C3	(1.94)	11.13	(0.79)

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—1.59% and 1.45%; Class C—2.30% and 2.20%; Class Y—1.38% and 1.20%; and Class P—1.63% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A and Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts ("REITs") worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	07/31/15
Net assets (mm)	$149.1
Number of holdings	49
Portfolio composition[1]	07/31/15
Common stocks	98.6%
Cash equivalents and other assets less liabilities	1.4
Total	100.0%
Top five countries (equity investments)[1]	07/31/15
United States	54.6%
Australia	8.1
Germany	6.1
France	5.5
Japan	5.5
Total	79.8%
Top ten equity holdings[1]	07/31/15
Simon Property Group, Inc.	7.7%
ProLogis, Inc.	4.3
Dexus Property Group	3.6
Ventas, Inc.	3.3
Mid-America Apartment Communities, Inc.	3.3
Mitsubishi Estate Co. Ltd.	3.3
Alstria Office REIT-AG	3.2
Hongkong Land Holdings Ltd.	3.2
Hammerson PLC	3.1
Unibail Rodamco	3.0
Total	38.0%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 254.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2015. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2015

Common stocks

Apartments	9.14%
Diversified	17.60
Diversified operations	1.86
Health care	5.89
Hotels	1.89
Hotels&motels	2.65
Mortgage	1.14
Office property	15.40
Real estate management/service	9.69
Real estate operations/development	12.62
Regional malls	9.54
Shopping centers	4.80
Warehouse/industrial	6.40
Total common stocks	98.62
Repurchase agreement	0.84
Investment of cash collateral from securities loaned	1.26
Liabilities in excess of other assets	(0.72)
Net assets	100.00%

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—98.62%
Australia—8.11%
Dexus Property Group	954,896	$5,430,293
Federation Centres	160,881	352,788
Scentre Group	1,137,055	3,291,275
Westfield Corp.	410,900	3,012,483
Total Australia common stocks		12,086,839
Austria—1.94%
CA Immobilien Anlagen AG*	160,800	2,887,389
Bermuda—3.17%
Hongkong Land Holdings Ltd.	614,700	4,733,190
Cayman Islands—2.24%
Cheung Kong Property Holdings Ltd.*	401,100	3,342,371
France—5.51%
Gecina SA	29,335	3,758,134
Unibail Rodamco	16,752	4,457,810
Total France common stocks		8,215,944
Germany—6.05%
Alstria Office REIT-AG*,1	348,892	4,818,373
Deutsche Annington Immobilien SE	134,748	4,202,833
Total Germany common stocks		9,021,206
Hong Kong—1.85%
Wharf (Holdings) Ltd.	436,000	2,767,076
Japan—5.49%
Mitsubishi Estate Co. Ltd.	221,089	4,914,675
Mitsui Fudosan Co. Ltd.	53,400	1,520,328
Nippon Building Fund, Inc.	392	1,752,273
Total Japan common stocks		8,187,276
Jersey—1.64%
Atrium European Real Estate Ltd.*	524,555	2,439,753
Luxembourg—0.50%
Grand City Properties SA1	43,300	749,217
New Zealand—0.78%
Precinct Properties New Zealand Ltd.	1,532,557	1,158,329
Singapore—2.70%
CapitaLand Ltd.	1,132,300	2,657,730
Global Logistic Properties Ltd.*,1	813,500	1,363,888
Total Singapore common stocks		4,021,618
United Kingdom—4.09%
Hammerson PLC	445,585	4,578,681
Hansteen Holdings PLC	801,200	1,523,955
Total United Kingdom common stocks		6,102,636
United States—54.55%
AvalonBay Communities, Inc.	22,200	3,825,948
Brandywine Realty Trust	186,800	2,572,236
Brixmor Property Group, Inc.	94,100	2,302,627
Camden Property Trust	33,200	2,643,716
CBL & Associates Properties, Inc.	171,388	2,800,480
Corporate Office Properties Trust	103,400	2,391,642
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
DCT Industrial Trust, Inc.	46,625	$1,620,685
Douglas Emmett, Inc.[1]	112,300	3,291,513
Equity Residential	29,600	2,214,376
HCP, Inc.	98,400	3,802,176
Hersha Hospitality Trust	52,800	1,431,936
Highwoods Properties, Inc.[1]	63,800	2,700,654
Host Hotels & Resorts, Inc.	203,783	3,949,315
Hudson Pacific Properties, Inc.	38,600	1,188,108
Mid-America Apartment Communities, Inc.[1]	61,600	4,948,944
NorthStar Realty Finance Corp.[1]	106,000	1,696,000
OUTFRONT Media, Inc.	155,973	3,919,601
Parkway Properties, Inc.	90,500	1,623,570
ProLogis, Inc.	157,361	6,390,430
Simon Property Group, Inc.	61,002	11,420,794
SL Green Realty Corp.	22,800	2,625,192
Sunstone Hotel Investors, Inc.	98,500	1,385,895
Ventas, Inc.	74,300	4,984,787
Vornado Realty Trust	41,991	4,096,222
WP GLIMCHER, Inc.	110,220	1,492,379
Total United States common stocks		81,319,226
Total common stocks (cost—$145,245,207)		147,032,070
	Face amount
Repurchase agreement—0.84%
Repurchase agreement dated 07/31/15 with State Street Bank and Trust Co., 0.000% due 08/03/15, collateralized by $358,588 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22, $89,988 Federal National Mortgage Association obligations, 2.170% due 10/17/22 and $802,383 US Treasury Notes, 1.625% to 3.625% due 03/31/19 to 06/30/20; (value—$1,271,961); proceeds: $1,247,000 (cost—$1,247,000)	$1,247,000	1,247,000
	Number of shares
Investment of cash collateral from securities loaned—1.26%
Money market fund—1.26%
UBS Private Money Market Fund LLC[2] (cost—$1,874,653)	1,874,653	1,874,653
Total investments (cost—$148,366,860)—100.72%		150,153,723
Liabilities in excess of other assets—(0.72)%		(1,073,546)
Net assets—100.00%		$149,080,177

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2015

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Aggregate cost for federal income tax purposes was $149,787,059; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,372,490
Gross unrealized depreciation	(5,005,826)
Net unrealized appreciation	$366,664

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$147,032,070	$—	$—	$147,032,070
Repurchase agreement	—	1,247,000	—	1,247,000
Investment of cash collateral from securities loaned	—	1,874,653	—	1,874,653
Total	$147,032,070	$3,121,653	$—	$150,153,723

At July 31, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2015.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2015. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/14	Purchases during the year ended 07/31/15	Sales during the year ended 07/31/15	Value at 07/31/15	Net income earned from affiliate for the year ended 07/31/15
UBS Private Money Market Fund LLC	$3,424,337	$37,940,238	$39,489,922	$1,874,653	$272

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance (unaudited)

For the 12 months ended July 31, 2015, the Portfolio's Class P shares gained 4.79% before the deduction of the maximum PACE Select program fee.1 In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.02%, the Barclays Global Aggregate Index declined 6.04%, the MSCI World Free Index (net) rose 4.93%, the HFRI Fund of Funds Composite Index (net) returned 4.61%, the Lipper Alternative Multi-Strategy Funds category posted a median return of 2.50%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 222. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-advisors' comments2

Please note: UBS Global Asset Management was granted authority to manage a portion of the Portfolio effective March 31, 2014 and made its first investment in October 2014. On May 19, 2015, First Quadrant's Equitized Global Macro sleeve was eliminated from the Portfolio. On May 20, 2015, Sirios Capital Management began serving as a sub-advisor for this Portfolio.

Analytic Investors

Our portion of the Portfolio consists of long/short equity positions.3 Our process is based on the premise that investor behavior changes—although slowly—and is fairly persistent from month to month. To support this premise, our model is driven by specific security characteristics within seven groups (such as valuation, quality and liquidity) to help us identify potential investment opportunities.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Advisor:

UBS Global Asset Management ("UBS Global AM")

Investment Sub-Advisors:

Analytic Investors, LLC ("Analytic Investors"); First Quadrant L.P. ("First Quadrant");

Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments");

AQR Capital Management, LLC ("AQR");

Sirios Capital Management, L.P. ("Sirios")

Portfolio Managers:

Analytic Investors: Dennis Bein, David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Ed Peters

Standard Life Investments: Guy Stern and Roger Sadewsky;

AQR: Clifford Asness, John Liew, Brian Hurst, Yao Hua Ooi and Ari Levine;

UBS Global AM: Mabel Lung, Gina Toth and Fred Lee;

Sirios: John F. Brennan, Jr.

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. Analytic Investors' strategy may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts.

First Quadrant employs a "global macro strategy" which is implemented by combining several different complex investment techniques. It uses a "tactical

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PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-advisors' comments – continued

Positioning based on these characteristics was strong in the majority of categories, with the exception of the valuation category (historical earnings-to-price and sales-to-price), which underperformed. Specifically, an overweight to companies with favorable sales and earnings-to-price underperformed as investors focused more on growth traits. This was more than offset by strong results within the revisions category (earning estimate revisions), technical category (supply/demand) and quality category (asset utilization and return on assets). An emphasis on companies with positive earnings estimate revisions added value, as did emphasizing companies with positive price momentum.

An emphasis on low-beta stocks also helped performance during the period, as low-beta securities outperformed high-beta securities. (Beta is a measure of volatility or risk relative to the market as a whole.)

During the reporting period, we experienced positive results in the majority of regions, led by North America. While an overweight position to Canada was a modest drag on performance, stock selection within Canada and the US was particularly strong. Sector positioning was also positive, led by underweight positions to energy and materials. While an overweight to information technology also helped, stock selection within this sector negatively impacted results.

The top performing equities were short positions in Canadian materials company Yamana Gold and US-based Cobalt Energy. The worst performing positions were a long position in US-based Helmerich & Payne and a short position in Vertex Pharmaceuticals, Inc. The position in Vertex Pharmaceuticals was closed prior to the end of the reporting period due to the changing risk profile of the company.

Derivatives were not used during the reporting period.

First Quadrant: Global Macro

The FQ Global Macro sleeve has a targeted volatility of 6% and a benchmark of US Treasury bills. During the reporting period, positive performance from global asset class selection and stock country selection were more than offset by losses from currency selection and volatility alpha (which seeks to profit from the difference between prices of options), as well as bond country selection.

After a strong period, currency selection began to struggle when our Norwegian krone position was negatively impacted

Investment process (continued)

risk allocation" approach across global markets, which increases investment risk, where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are unlikely. First Quadrant also assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. First Quadrant's strategy is primarily implemented through the use of derivatives. First Quadrant presently manages two separate portions of the Fund's assets, using the aforementioned strategies and investments. With respect to the first portion, First Quadrant seeks positive absolute returns from its global macro strategy, and the returns of this portion are not expected to be closely correlated with those of global equity markets. With respect to the second portion, First Quadrant combines its global macro strategy with passive exposure to global equity markets while targeting a specific level of risk, which is expected to result in returns more closely correlated with those of global equity markets.

Standard Life Investments employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the Portfolio consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. Standard Life

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PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-advisors' comments – continued

by tumbling oil prices. In addition, the Bank of Japan's decision to add further stimulus to the economy despite signs of success of the past rounds of policy initiatives negatively impacted our long Japanese yen position. The surprise decision by the Swiss National Bank to abandon the established floor against the euro led to an immediate and sharp loss in January 2015. Since then, currency selection has delivered basically flat returns.

Stock country selection benefited from heightened equity market volatility. Well-timed long Australian, UK and Italian equity positions were notable performers. The notable detractor was our long German equity position.

Bond country selection suffered throughout the reporting period, as the sustained divergence in economies and central bank policies drove sovereign bond flows against our relative value model. In particular, we were hurt by our US Treasury long and our short on the German bund.

Global asset class selection was long stocks against bonds throughout the period which benefited performance.

Volatility alpha, which seeks to profit from the differences between the prices of options, was negative for the reporting period. Losses incurred in the fourth quarter of 2014 following dramatic spikes in market volatility brought the sleeve into negative territory. 2015 saw a moderate recovery, as our hedging strategies were adjusted in an effort to better protect against sudden drawdowns.

As a general rule, derivatives are the primary instrument used to implement our portion of the Portfolio. Specifically, we used futures to implement stock and bond country selection and global asset class selection strategies. We used currency forwards to implement currency selection. Futures and forwards were used to gain economic exposure in a more cost-efficient manner relative to traditional instruments (e.g., physical stocks, bonds and currencies). The volatility alpha sleeve was implemented using options on futures and indices. Options were used to exploit structural characteristics of options pricing. Overall, the liquidity and low transaction cost of these instruments offers the investment team the ability to be more nimble and to implement at a lower cost.

Investment process (continued)

Investments may take long and/or short positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

AQR employs a Managed Futures strategy, which is an active trend-following strategy. Trend-following involves going long assets that have been rising in price and short assets that have been declining in price. The managed futures strategy is primarily implemented through the use of derivatives and invests across three major asset classes: equities, fixed income and currencies. The AQR Managed Futures strategy seeks to generate returns that are uncorrelated to traditional asset classes and may improve portfolio diversification.

UBS Global AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS Global AM may invest in index futures primarily for cash management (i.e., to obtain certain market exposures in the fund and reduce cash holdings) and risk management purposes. UBS Global AM generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return objectives that are deemed to be complementary to the other investments and strategies within the fund overall.

Sirios Capital Management employs a fundamental, bottom-up, long/short strategy that is focused primarily on U.S. equities. For long positions, the investment team concentrates on mid/large cap companies where we see unrecognized growth over a 3-5 year period and a

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PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-advisors' comments – continued

First Quadrant: Equitized Global Macro

The FQ Equitized Global Macro sleeve had a targeted volatility of 4% and is benchmarked to the MSCI World Monthly Price Index (Unhedged). During the period from August 1, 2014 through May 19, 2015, positive performance from global asset class selection and stock country selection were more than offset by losses from currency selection and volatility alpha (which seeks to profit from the difference between prices of options). The underlying benchmark was up over the period, and the benchmark replication produced excess returns versus the benchmark.

After a strong period, currency selection began to struggle when our Norwegian krone position was negatively impacted by tumbling oil prices. In addition, the Bank of Japan's decision to add further stimulus to the economy, despite signs of success of the past rounds of policy initiatives, negatively impacted our long Japanese yen position. The surprise decision by the Swiss National Bank to abandon the established floor against the euro led to an immediate and sharp loss in January 2015. Since then, currency selection has delivered basically flat returns.

Stock country selection benefited from heightened equity market volatility. Bond country selection detracted modestly due to our US Treasury long and our short view on the German bund.

Volatility alpha, which seeks to profit from the differences between the prices of options, was negative for the reporting period. Losses incurred in the fourth quarter of 2014 following dramatic spikes in market volatility brought the sleeve into negative territory. 2015 saw a moderate recovery as our hedging strategies were adjusted to better protect against sudden drawdowns.

As a general rule, derivatives are the primary instrument used to implement all of the sleeves in our portion of the Portfolio. Specifically, we used futures to implement stock and bond country selection and global asset class selection strategies. We used currency forwards to implement currency selection. Futures and forwards were used to gain economic exposure in a more cost-efficient manner relative to traditional instruments (e.g., physical stocks, bonds and currencies). The volatility alpha sleeve was implemented using options on futures and indices. Options were used to exploit structural characteristics of options pricing. Overall, the liquidity and low transaction cost of these instruments offers the investment team the ability to be more nimble and to implement at a lower cost.

Standard Life Investments

The largest contributors to performance during the reporting period were currency positions (which use foreign exchange forwards and options to gain exposure to moves between currencies), driven by the strong US dollar and a weaker euro. The improving economic landscape in the US, combined with expectations that the Federal Reserve Board will begin to raise rates, provided support for the US dollar. In contrast, the expectation of quantitative easing from the European Central Bank and its eventual delivery weighed on the euro. Consequently, our long US dollar versus euro, long US dollar versus Canadian dollar and Indian rupee versus euro positions delivered strong returns. The long US dollar versus Canadian dollar was closed after reaching its performance target.

Commodity prices declined during the reporting period as demand from China, the most significant consumer of metals and energy, remained weak amid expanding commodity inventories. As a result, our global equity miners and global equity oil majors positions detracted from performance. A Swiss equity short, which had been part of the global miners position, was closed following a decline in Swiss equities after the removal of the mechanism

Investment process (concluded)

favorable valuation. The short positions generally include a selection of liquid large cap companies, sector hedges and index put options.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-advisors' comments – continued

that limited the strength of the Swiss franc against the euro. The global equity oil majors position was closed following significant changes in fundamentals. The Swiss equity short of global miners versus Swiss equity strategy was implemented through equity futures.

An Australian short-term interest rate position delivered positive returns after Australia cut interest rates to stimulate economic growth and to facilitate the depreciation of the currency. Conversely, a short US duration position detracted from performance, as interest rates fell in the US. This position seeks to benefit from increasing Treasury interest rates. These strategies are implemented through forward interest rate swaps.

We made extensive use of derivatives in implementing our portion of the Portfolio. We typically utilized futures to gain long and short exposure to equity and bond markets, to vary our overall exposure and to create relative value positions. We used currency forwards to take explicit currency positions or to hedge unwanted currency risk on other strategies. Swaps were used primarily to express our views on interest rates, equity variance and credit default risk, as they can provide an efficient and direct way of accessing these asset classes. Swaps also allowed us to take risk exposures by targeting specific markets and/or points on a curve. We used options positions where we wanted to combine a view on volatility with a view on another asset class, typically equities or currencies. Options were also used to mitigate risks within a strategy. Overall, derivatives were instrumental to the performance and operating efficiency of the Portfolio.

AQR

Our managed futures strategy is an active trend-following strategy that employs a diverse portfolio of derivative instruments (primarily futures, swaps and forwards) to achieve exposure to various global markets. Our portion of the Portfolio generated strong positive absolute returns during the reporting period. By signal horizon, long-term trend signals contributed meaningfully to performance, while short-term signals contributed a small amount and overextended signals detracted from results.

Trend following in currencies was the largest contributor to performance over the period. During the second half of 2014, the US dollar rallied against most major developed and emerging currencies, driven by central bank divergences. The Federal Reserve Board (the "Fed") ended quantitative easing ("QE"), while the Bank of Japan launched massive stimulus measures and the European Central Bank ("ECB") commenced stimulus, starting with its covered bond purchase program and ultimately its version of QE. These divergences helped create a strong trend in the US dollar. 2015 began with a continuation of the trends which benefited in late 2014. During the first quarter of 2015, the Fund continued to benefit from central bank policy divergences, prompting a sell-off in the euro, with the US remaining on course for an eventual rate hike, supporting the US dollar. However, these trends sharply reversed in April 2015, as currency markets broadly experienced significant reversals and choppiness leading to losses in US dollar, euro and Japanese yen crosses.

Trend following in fixed income also contributed to performance. During the second half of 2014, central bank activities and falling oil prices pressured bond yields, which led to flattening yield curves globally. We entered 2015 long developed bonds and short-term interest rate futures markets, with over-extended signals mitigating the sizes of those positions. Central banks' policies provided tailwinds to trend following in fixed income in the first quarter of 2015, prompted by the ECB's QE program and surprise rate cuts in Canada and Australia. Bond markets globally suffered a significant reversal in the second quarter of 2015, led by European bond markets. Over-extended signals' reduction of our portfolio's fixed income positions during most of 2014 and through the beginning of 2015 was beneficial during the recent sell-off.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-advisors' comments – continued

Equities detracted from performance over the reporting period. Toward the end of 2014, global equities experienced a sharp correction, as QE ended in the US and the possibility of a spreading Ebola virus and weakening global growth increased risk aversion. When equity markets snapped back, long-term signals did not respond as quickly as short-term signals, causing them to hold onto their losses. In early 2015, developed equities experienced historic rallies as the ECB launched its QE program. However, a pullback in the second quarter of 2015 on worries over a Greek exit from the eurozone led to reversals and losses.

Most positions in our portion of the Portfolio are implemented through derivative instruments. The Portfolio uses global developed and emerging market exchange traded futures, futures-related instruments, forward contracts and swaps across three major asset classes: equities, fixed income and currencies. The portfolio is, with the exception of cash holdings, exclusively implemented via derivative instruments. As a result, performance of the fund is primarily from the performance of derivatives-based positions.

UBS Global Asset Management

UBS Global Asset Management was granted authority to manage a portion of the Portfolio effective March 31, 2014 and made its first investment in October 2014. During the reporting period, the US Treasury yield curve flattened, producing positive returns in all maturities, particularly in the 10-20 year part of the curve. Meanwhile, global developed market sovereign bonds generally outperformed US Treasuries on a currency-hedged basis. Given the pressure on risk assets, investment grade credit underperformed Treasuries as spreads widened, with longer-dated corporates underperforming more significantly. While high yield credit also underperformed Treasuries overall, this was mostly driven by lower-quality segments of the market, as higher-quality BB-rated issues produced positive excess returns versus US Treasuries. The US dollar strengthened against most other major currencies.

Our portion of the Portfolio consists primarily of third-party funds. During the reporting period, positive performance from Scout Unconstrained Bond Fund was more than offset by negative performance from Legg Mason BW Absolute Return Opportunities Fund. Scout Unconstrained Bond Fund produced positive returns primarily due to having exposure to the higher-quality portions of the high yield corporate market and an underexposure to German bunds.

Legg Mason BW Absolute Return Opportunities Fund underperformed, primarily due to exposures to investment grade corporate bonds and B-rated corporate high yield bonds, as well as an overexposure to short-duration securities during a period when yield curves flattened. Currency exposures contributed to performance, which was partially offset by underperformance elsewhere, as our portion of the Portfolio was largely long the US dollar over the period.

We did not use derivatives during the reporting period.

Sirios Capital Management

We began managing a portion of the Portfolio on May 20, 2015. We seek to buy attractively valued, growth-oriented stocks of mid- to large-capitalization companies and short stocks of companies with deteriorating fundamentals and vulnerable balance sheets. The investment team utilizes a fundamental, bottom-up research approach. The team seeks to identify longer-term investment opportunities (3-5 years for core longs) and will adjust weightings based on valuation and fundamentals. We combine the flexibility of a multi-sector, diversified long/short hedge fund with the focus of an individual sector fund. This allows us to potentially benefit from portfolio management skill, as we invest across sectors on a global basis, as well as the fundamental advantage of our focus within each sector.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-advisors' comments – concluded

From May 20, 2015 through July 31, 2015, our long positions contributed to performance, whereas our short exposures were largely flat. Geographically, the US added the most value, whereas Europe modestly detracted from results. The most significant individual long contributors to performance were Allergan, Bank of America, Carnival, Google and T-Mobile US. The largest long detractors were Commvault Systems, DISH Network, Monsanto, NorthStar Realty Finance and Precision Castparts. All but Precision Castparts remained in our portion of the Portfolio at the end of the reporting period.

Exposure to the US market continues to be our primary focus in 2015. Recent events in Europe, particularly the turmoil in Greece, highlight the long-term instability of the euro and the difficult choices that constituents will face in the years ahead. China continues to attempt to play the middle ground between a market-based economy and central government control. With the economy over-stimulated and the rampant misallocation of capital resources, a significant economic correction is likely over the mid-term. We are striving to insulate our exposure and benefit as the excessive investment cycle unwinds.

The stock-picking environment has been much improved this year, and we expect that trend to continue. Higher interest rates, a stronger dollar, lower commodity and energy prices, and a mixed global GDP outlook create numerous cross-winds from a macro standpoint and highlight the importance of company-specific factors to drive stock performance.

During the reporting period we used forward currency contracts to hedge the currency exposure on our non-US dollar positions. The currency hedges modestly contributed to performance.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Alternative Strategies Investments Class P shares versus the Citigroup Three-Month US Treasury Bill Index, the Barclays Global Aggregate Index, the MSCI World Free Index (net) and the HFRI Fund of Funds Composite Index (net) from April 30, 2006, the month-end after the inception date of the Class P shares, through July 31, 2015. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Alternative Strategies Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/15	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	4.52%	4.59%	1.94%
Class C3	3.81	3.85	1.25
Class Y4	4.82	4.83	1.74
Class P5	4.79	4.87	2.20
After deducting maximum sales charge
Class A2	(1.25)	3.42	1.32
Class C3	2.81	3.85	1.25
Citigroup Three-Month US Treasury Bill Index[6]	0.02	0.06	1.11
Barclays Global Aggregate Index[7]	(6.04)	1.44	3.88
MSCI World Free Index (net)[8]	4.93	11.74	4.92
HFRI Fund of Funds Composite Index (net)[9]	4.61	4.00	2.08
Lipper Alternative Multi-Strategy Funds median	2.50	4.55	2.03

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/15	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	2.44%	4.57%	1.78%
Class C3	1.85	3.84	1.10
Class Y4	2.74	4.78	1.53
Class P5	2.80	4.85	2.04
After deducting maximum sales charge
Class A2	(3.19)	3.40	1.16
Class C3	0.85	3.84	1.10

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2014 prospectuses, were as follows: Class A—2.02% and 1.95%; Class C—2.76% and 2.69%; Class Y—1.80% and 1.73%; and Class P—1.79% and 1.72%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.88%; Class C—2.63%; Class Y—1.63%; and Class P—1.63%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and Class A shares, and April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The HFRI Fund of Funds Composite Index is a Fund of Funds index with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	07/31/15
Net assets (mm)	$801.9
Number of holdings	588
Portfolio composition[1]	07/31/15
Common stocks, ADRs, preferred stocks, rights, and warrants	36.6%
Investment companies	7.5
Bonds and notes	6.4
Options, futures, swaps, and forward foreign currency contracts	1.0
Investments sold short	(6.6)
Cash equivalents and other assets less liabilities	55.1
Total	100.0%
Top five countries (long holdings)[1]	07/31/15
United States	30.6%
United Kingdom	2.6
Japan	2.5
Mexico	2.2
Brazil	1.7
Total	39.6%
Top five equity sectors (long holdings)[1]	07/31/15
Financials	7.3%
Consumer Discretionary	6.3
Health Care	6.1
Information Technology	5.0
Industrials	4.4
Total	29.1%
Top five countries (short holdings)[1]	07/31/15
United States	(4.5)%
Canada	(0.9)
France	(0.3)
Japan	(0.2)
Curacao	(0.2)
Total	(6.1)%
Top five equity sectors (short holdings)[1]	07/31/15
Energy	(2.2)%
Financials	(1.4)
Industrials	(0.8)
Materials	(0.7)
Consumer Discretionary	(0.5)
Total	(5.6)%

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited) (concluded)

Top ten equity holdings (long holdings)[1,2]	07/31/15
Time Warner, Inc.	0.6%
Constellation Brands, Inc., Class A	0.6
Cardinal Health, Inc.	0.6
Gilead Sciences, Inc.	0.5
Raytheon Co.	0.5
Amgen, Inc.	0.5
Bank of America Corp.	0.5
Merck & Co., Inc.	0.5
DISH Network Corp., Class A	0.4
Hewlett-Packard Co.	0.4
Total	5.1%

Top ten equity holdings (short holdings)[1,2]	07/31/15
Cheniere Energy, Inc.	(0.3)%
Alstom SA	(0.3)
Nabors Industries Ltd.	(0.2)
Halliburton Co.	(0.2)
American Airlines Group, Inc.	(0.2)
The Williams Cos., Inc.	(0.2)
Restaurant Brands International, Inc.	(0.2)
Whiting Petroleum Corp.	(0.2)
NRG Energy, Inc.	(0.2)
Fresnillo PLC	(0.2)
Total	(2.2)%
Top ten long-term fixed income holdings (long holdings)[1,2]	07/31/15
Mexican Bonos, 8.500%, due 05/31/29	0.6%
Mexican Bonos, 7.500%, due 06/03/27	0.6
Mexican Bonos, 10.000%, due 12/05/24	0.5
Mexican Bonos, 6.500%, due 06/10/21	0.5
Brazil Notas do Tesouro Nacional Series B, 6.000%, due 08/15/22	0.4
Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/23	0.4
Brazil Notas do Tesouro Nacional Series B, 6.000%, due 08/15/50	0.4
Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/25	0.3
Bundesrepublik Deutschland, 0.500%, due 02/15/25	0.1
Telefonica Europe BV, 4.200%, due 12/04/19	0.1
Total	3.9%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 254.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2015. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies was included.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2015

Common stocks

Aerospace & defense	0.80%
Air freight & logistics	0.35
Airlines	0.61
Auto components	0.68
Automobiles	0.26
Banks	2.09
Beverages	1.03
Biotechnology	1.98
Building products	0.35
Capital markets	1.11
Chemicals	0.82
Commercial services & supplies	0.17
Communications equipment	0.24
Construction & engineering	0.15
Construction materials	0.27
Consumer finance	0.25
Containers & packaging	0.15
Diversified financial services	1.24
Diversified telecommunication services	0.94
Electric utilities	0.19
Electrical equipment	0.19
Electronic equipment, instruments & components	0.36
Energy equipment & services	0.16
Food & staples retailing	0.68
Food products	0.73
Health care equipment & supplies	0.52
Health care providers & services	1.94
Hotels, restaurants & leisure	0.59
Household durables	0.47
Industrial conglomerates	0.01
Insurance	0.46
Internet & catalog retail	0.24
Internet software & services	0.81
IT services	0.44
Life sciences tools & services	0.19
Machinery	0.35
Marine	0.02
Media	1.37
Metals & mining	1.30
Multi-utilities	0.08
Multiline retail	0.71
Oil, gas & consumable fuels	0.40
Personal products	0.14

Common stocks—(concluded)

Pharmaceuticals	1.48%
Professional services	0.35
Real estate investment trusts	1.43
Real estate management & development	0.75
Road & rail	0.67
Semiconductors & semiconductor equipment	0.43
Software	1.45
Specialty retail	1.72
Technology hardware, storage & peripherals	1.27
Textiles, apparel & luxury goods	0.19
Trading companies & distributors	0.00[1]
Transportation infrastructure	0.38
Wireless telecommunication services	0.44
Total common stocks	36.40
Investment companies	7.55
Preferred stock	0.03
Rights	0.00[1]
Warrants	0.13

Corporate notes

Agriculture	0.08
Apparel	0.01
Auto manufacturers	0.18
Banks	0.55
Biotechnology	0.02
Building materials	0.01
Chemicals	0.03
Commercial services	0.14
Diversified financial services	0.08
Electric	0.14
Electric utilities	0.07
Engineering & construction	0.08
Entertainment	0.01
Finance-captive automotive	0.01
Financial services	0.05
Food	0.06
Forest products & paper	0.01
Gas	0.04
Healthcare-services	0.01
Holding companies-divers	0.07

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of July 31, 2015

Corporate notes—(concluded)

Insurance	0.23%
Machinery-diversified	0.01
Media	0.03
Mining	0.06
Oil & gas	0.06
Pharmaceuticals	0.03
Real estate	0.09
REITS	0.04
Retail	0.01
Savings & loans	0.06
Sovereign	0.03
Telecommunications	0.21
Transportation	0.02
Total corporate notes	2.53
Non-US government obligations	3.82
Time deposits	21.47
Short-term US government obligations	17.54
Repurchase agreement	7.75

Options purchased

Call options purchased	0.00[1]
Put options & swaptions purchased	0.19
Total options purchased	0.19

Investments sold short
Common stocks

Aerospace & defense	(0.14)
Air freight & logistics	(0.02)

Investments sold short—(concluded)
Common stocks—(concluded)

Airlines	(0.22)%
Automobiles	(0.02)
Biotechnology	(0.00)
Consumer finance	(0.01)
Diversified consumer services	(0.04)
Diversified telecommunication services	(0.14)
Electrical equipment	(0.26)
Energy equipment & services	(0.47)
Food & staples retailing	(0.08)
Food products	(0.01)
Hotels, restaurants & leisure	(0.31)
Independent power and renewable electricity producers	(0.17)
Internet & catalog retail	(0.10)
Internet software & services	(0.16)
Leisure products	(0.01)
Machinery	(0.20)
Metals & mining	(0.75)
Oil, gas & consumable fuels	(1.78)
Real estate investment trusts	(0.13)
Semiconductors & semiconductor equipment	(0.16)
Software	(0.05)
Wireless telecommunication services	(0.00)[1]
Total common stocks	(5.23)
Investment companies	(1.36)
Total investments sold short	(6.59)
Other assets in excess of liabilities	9.18
Net assets	100.00%
1  Weighting represents less than 0.005% of the Portfolio's net assets as of July 31, 2015.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—36.40%
Australia—0.27%
Aristocrat Leisure Ltd.	42,377	$265,460
Caltex Australia Ltd.	9,340	235,875
CIMIC Group Ltd.	1,196	20,806
Federation Centres Ltd.	4,424	9,701
Fortescue Metals Group Ltd.	95,700	129,761
Harvey Norman Holdings Ltd.	3	10
Lend Lease Group	97,553	1,111,666
Metcash Ltd.	309,818	260,430
Stockland	19,502	60,584
Sydney Airport	4,542	18,625
TABCORP Holdings Ltd.	10,316	36,571
Wesfarmers Ltd.	684	21,224
Total Australia common stocks		2,170,713
Bermuda—0.23%
Bunge Ltd.	1,488	118,817
Kerry Properties Ltd.	68,500	255,805
Lazard Ltd., Class A	22,911	1,269,498
Noble Group Ltd.	100	33
NWS Holdings Ltd.	48,000	72,195
PartnerRe Ltd.[1]	804	109,312
Total Bermuda common stocks		1,825,660
Brazil—0.10%
Vale SA, ADR	152,100	800,046
British Virgin Islands—0.02%
Michael Kors Holdings Ltd.*	4,426	185,848
Canada—1.55%
Africa Oil Corp.*	59,271	89,799
Alimentation Couche Tard, Inc., Class B	41,121	1,835,251
BCE, Inc.	23,400	963,124
Canadian Pacific Railway Ltd.	1,500	241,473
Constellation Software, Inc.	3,100	1,378,378
Element Financial Corp.*	61,799	936,542
Empire Co. Ltd.	3,900	263,608
Fairfax Financial Holdings Ltd.	2,300	1,109,226
First Capital Realty, Inc.	2,200	31,137
First Quantum Minerals Ltd.	21,230	169,632
H&R Real Estate Investment Trust	71,300	1,217,364
Magna International, Inc.	3,400	184,734
Open Text Corp.	24,300	1,102,915
RioCan Real Estate Investment Trust	43,000	880,812
Shaw Communications, Inc., Class B	2,700	57,289
Sun Life Financial, Inc.	3,400	110,981
Teck Resources Ltd., Class B	17,750	130,285
The Bank of Nova Scotia	400	19,632
Valeant Pharmaceuticals International, Inc.*	6,510	1,676,520
Total Canada common stocks		12,398,702
	Number of shares	Value
Common stocks—(continued)
Cayman Islands—0.42%
China Metal Recycling Holdings Ltd.*,2,3	352,200	$0
Geely Automobile Holdings Ltd.	2,525,000	1,061,814
JD.com, Inc., ADR*	26,300	868,689
Sands China Ltd.	179,600	794,639
Vipshop Holdings Ltd., ADR*	34,000	662,660
Total Cayman Islands common stocks		3,387,802
Denmark—0.29%
Coloplast A/S, Class B	7,056	508,832
Danske Bank A/S	57,275	1,788,672
Total Denmark common stocks		2,297,504
Finland—0.15%
Nokia Oyj	165,500	1,168,720
France—0.44%
JCDecaux SA	49,443	1,892,654
Korian SA	20,806	741,946
Orpea	11,896	898,335
Total France common stocks		3,532,935
Germany—0.31%
Deutsche Telekom AG	100,086	1,808,176
Evonik Industries AG	442	17,687
GEA Group AG	14,609	618,509
Merck KGaA	326	33,161
Total Germany common stocks		2,477,533
Hong Kong—0.61%
Hang Lung Properties Ltd.	96,000	274,293
New World Development Co. Ltd.	714,000	862,993
PCCW Ltd.	900,000	538,679
Sino Land Co. Ltd.	22,000	34,168
Swire Pacific Ltd., Class A	30,000	384,466
The Link REIT	464,500	2,732,247
Wheelock & Co. Ltd.	21,000	108,761
Total Hong Kong common stocks		4,935,607
Ireland—1.09%
Allegion PLC	15,692	992,048
Allergan PLC*	8,371	2,772,057
Endo International PLC*	7,737	677,297
Glanbia PLC	46,798	977,551
Ryanair Holdings PLC, ADR	12,200	904,142
Seagate Technology PLC[1]	47,292	2,392,975
Total Ireland common stocks		8,716,070
Israel—0.04%
Radware Ltd.*	16,989	323,470
Italy—0.58%
Atlantia SpA	2,100	56,090
Intesa Sanpaolo SpA	900,131	3,146,052
Mediobanca SpA	133,190	1,450,327
Total Italy common stocks		4,652,469

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(continued)
Japan—2.50%
Calbee, Inc.	1,700	$75,854
Casio Computer Co. Ltd.	47,500	947,815
Citizen Holdings Co. Ltd.	8,800	58,792
Fuji Heavy Industries Ltd.	27,800	1,028,467
Fukuoka Financial Group, Inc.	44,000	226,506
Hitachi Chemical Co. Ltd.	34,500	611,026
Hitachi High-Technologies Corp.	22,100	516,234
Japan Airport Terminal Co. Ltd.	16,700	889,337
Japan Display, Inc.*	175,800	546,117
JTEKT Corp.	6,900	119,310
Konica Minolta Holdings, Inc.	24,000	299,576
Kumagai Gumi Co. Ltd.	109,000	307,823
Minebea Co. Ltd.	46,000	721,168
Mitsubishi Chemical Holdings Corp.	206,900	1,352,233
Mitsubishi Gas Chemical Co., Inc.	27,000	149,885
Mitsubishi UFJ Financial Group, Inc.	157,200	1,141,566
Mitsui Fudosan Co. Ltd.	36,000	1,024,941
Mixi, Inc.	26,600	1,152,556
NEC Corp.	21,000	67,100
Nippon Express Co. Ltd.	82,000	434,034
NOK Corp.	31,900	935,624
Oracle Corp. Japan	18,000	758,139
Resorttrust, Inc.	60,700	1,501,154
SBI Holdings, Inc.	20,200	280,829
Seven & I Holdings Co. Ltd.	22,000	1,016,081
Sompo Japan Nipponkoa Holdings, Inc.	1,000	35,277
Sumitomo Heavy Industries Ltd.	79,000	399,032
Taiheiyo Cement Corp.	223,000	735,926
Taisei Corp.	155,000	911,728
The Dai-ichi Life Insurance Co. Ltd.	8,600	175,005
TonenGeneral Sekiyu KK	43,000	430,572
Trend Micro, Inc.	30,500	1,117,279
USS Co. Ltd.	5,900	103,733
West Japan Railway Co.	300	21,565
Total Japan common stocks		20,092,284
Jersey—0.16%
Glencore PLC*	402,000	1,305,790
Netherlands—0.62%
Airbus Group SE	24,573	1,743,380
LyondellBasell Industries N.V., Class A	11,060	1,037,760
Mobileye N.V.*	10,300	619,030
Randstad Holding N.V.	69	4,724
Unilever N.V.	31,378	1,406,350
Wolters Kluwer N.V.	5,048	167,317
Total Netherlands common stocks		4,978,561
New Zealand—0.06%
Spark New Zealand Ltd.	234,757	458,691
Panama—0.26%
Carnival Corp.[1]	39,265	2,092,432
Papua New Guinea—0.07%
Oil Search Ltd.	108,647	593,234
	Number of shares	Value
Common stocks—(continued)
Portugal—0.16%
Galp Energia, SGPS SA	108,413	$1,256,132
Russia—0.09%
MMC Norilsk Nickel PJSC, ADR	48,640	751,974
Singapore—0.32%
Ascendas Real Estate Investment Trust	30,800	54,332
Avago Technologies Ltd.	14,722	1,842,311
CapitaLand Commercial Trust	258,700	268,723
CapitaLand Mall Trust	13,900	20,265
ComfortDelGro Corp. Ltd.	183,100	401,743
Yangzijiang Shipbuilding Holdings Ltd.	4,600	4,325
Total Singapore common stocks		2,591,699
Spain—0.66%
Abertis Infraestructuras SA	127,751	2,091,210
Bankinter SA	204,039	1,575,997
Cellnex Telecom SAU*	45,286	750,507
Endesa SA	1,554	32,666
International Consolidated Airlines Group SA*	97,606	811,687
Red Electrica Corp. SA	20	1,598
Total Spain common stocks		5,263,665
Sweden—0.25%
Industrivarden AB, C Shares	35,927	679,247
Investor AB, B Shares	17,556	677,473
Lundin Petroleum AB*	29,035	421,049
Tele2 AB, B Shares	24,777	257,772
Total Sweden common stocks		2,035,541
Switzerland—0.35%
Garmin Ltd.[1]	3,547	148,655
Kuehne & Nagel International AG	1,125	155,309
Pargesa Holding SA	959	64,559
Roche Holding AG	5,734	1,656,172
Sunrise Communications Group AG*	9,528	749,382
Total Switzerland common stocks		2,774,077
United Kingdom—2.12%
Anglo American PLC	43,090	545,869
Antofagasta PLC	30,300	268,293
ARM Holdings PLC	54,088	850,578
Babcock International Group PLC	52,100	806,704
Barclays PLC	453,778	2,047,623
Bellway PLC	20,660	777,878
BHP Billiton PLC	165,700	3,059,903
BT Group PLC	220,262	1,597,580
DS Smith PLC	110,562	691,500
InterContinental Hotels Group PLC	216	9,101
Meggitt PLC	12,201	88,504
Next PLC	1,031	128,644
OM Asset Management PLC	20,910	369,480
Persimmon PLC*	56,004	1,790,280
Rio Tinto PLC	55,865	2,169,263
Royal Dutch Shell PLC, A Shares	7,653	219,904
Royal Mail PLC	63,135	497,904

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(continued)
United Kingdom—(concluded)
Taylor Wimpey PLC	22,771	$69,129
The Sage Group PLC	119,731	974,155
Unilever PLC	301	13,665
Total United Kingdom common stocks		16,975,957
United States—22.68%
Activision Blizzard, Inc.	22,455	579,114
Acuity Brands, Inc.	7,626	1,534,275
Advance Auto Parts, Inc.	5,869	1,022,438
Alliance Data Systems Corp.*	6,019	1,655,466
Ally Financial, Inc.*	7,872	179,245
American Tower Corp.	17,014	1,618,202
Ameriprise Financial, Inc.[1]	20,260	2,546,074
AmerisourceBergen Corp.[1]	28,980	3,064,635
Amgen, Inc.[1]	23,325	4,118,962
Anthem, Inc.	1,645	253,774
Archer-Daniels-Midland Co.	517	24,516
Arrow Electronics, Inc.*,1	13,296	773,162
Avery Dennison Corp.[1]	9,053	550,875
Bank of America Corp.[1]	213,418	3,815,914
Bank of the Ozarks, Inc.[1]	28,671	1,264,965
Becton, Dickinson and Co.[1]	5,607	853,105
Best Buy Co., Inc.[1]	82,008	2,648,038
Biogen, Inc.*,1	3,877	1,235,910
Blackhawk Network Holdings, Inc.*	18,676	857,789
Blue Buffalo Pet Products, Inc.*	7,474	208,824
Boston Scientific Corp.*	51,347	890,357
Bristol-Myers Squibb Co.	17,383	1,141,020
Brown-Forman Corp., Class B	12,380	1,342,116
CA, Inc.[1]	734	21,385
Cardinal Health, Inc.[1]	54,144	4,601,157
Celgene Corp.*	17,037	2,236,106
Centene Corp.*	299	20,969
CenturyLink, Inc.[1]	22,695	649,077
Citigroup, Inc.	35,475	2,073,869
Citizens Financial Group, Inc.	23,784	620,049
Citrix Systems, Inc.*,1	12,236	925,164
CME Group, Inc.[1]	7,810	750,072
CMS Energy Corp.	19,267	660,087
CommVault Systems, Inc.*	18,454	691,471
Computer Sciences Corp.[1]	15,316	1,002,126
Constellation Brands, Inc., Class A	39,116	4,694,702
CSX Corp.	15,120	472,954
CVS Health Corp.	18,048	2,029,859
Delta Air Lines, Inc.	21,203	940,141
DISH Network Corp., Class A*	54,192	3,501,345
Dollar Tree, Inc.*,1	24,056	1,877,090
Dr. Pepper Snapple Group, Inc.[1]	7,804	626,037
Duke Energy Corp.	243	18,035
Edison International	372	22,324
Edwards Lifesciences Corp.*,1	12,410	1,888,306
Electronic Arts, Inc.*,1	41,604	2,976,766
Eli Lilly & Co.	3,233	273,221
EMC Corp.[1]	74,948	2,015,352
Entergy Corp.[1]	20,759	1,474,304
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Evercore Partners, Inc., Class A	8,620	$506,856
Facebook, Inc., Class A*	15,966	1,500,964
FedEx Corp.[1]	13,359	2,290,000
FEI Co.	11,433	982,895
First Republic Bank	33,129	2,113,299
FNF Group	900	35,181
Foot Locker, Inc.[1]	32,013	2,258,517
Fortune Brands Home & Security, Inc.	37,539	1,792,487
Freeport-McMoRan, Inc.	31,970	375,648
GameStop Corp., Class A1	35,139	1,611,123
General Dynamics Corp.	3,245	483,862
Gilead Sciences, Inc.[1]	35,924	4,234,003
Google, Inc., Class A*,1	3,120	2,051,400
Google, Inc., Class C*	1,166	729,461
Halliburton Co.	29,832	1,246,679
Hanesbrands, Inc.	43,895	1,362,062
HCA Holdings, Inc.*,1	13,228	1,230,336
Hewlett-Packard Co.[1]	114,056	3,480,989
Hilton Worldwide Holdings, Inc.*	535	14,365
Illumina, Inc.*	6,813	1,494,091
J.B. Hunt Transport Services, Inc.	10,186	856,846
JPMorgan Chase & Co.[1]	14,010	960,105
Kohl's Corp.[1]	27,426	1,681,762
Laboratory Corp. of America Holdings*,1	15,145	1,927,807
Lamar Advertising Co., Class A1	21,023	1,262,431
Lear Corp.[1]	28,242	2,939,145
Legg Mason, Inc.	15,656	772,467
Liberty Interactive Corp. QVC Group, Class A*	14,841	431,131
Lowe's Cos., Inc.	15,009	1,041,024
Martin Marietta Materials, Inc.	9,385	1,471,756
McKesson Corp.	4,517	996,315
Merck & Co., Inc.[1]	62,437	3,681,286
MetLife, Inc.[1]	37,849	2,109,703
Micron Technology, Inc.*,1	12,902	238,816
Monsanto Co.[1]	17,759	1,809,465
Monster Beverage Corp.*	10,329	1,586,018
Navient Corp.[1]	113,988	1,789,612
NorthStar Realty Finance Corp.	206,670	3,306,720
Old Dominion Freight Line, Inc.*,1	25,247	1,846,818
PACCAR, Inc.[1]	15,151	982,391
Packaging Corp. of America	7,081	501,264
PTC, Inc.*	20,751	754,299
Raytheon Co.[1]	37,953	4,140,293
Realogy Holdings Corp.*,1	41,587	1,893,040
Regeneron Pharmaceuticals, Inc.*,1	3,875	2,145,432
Regions Financial Corp.[1]	79,808	829,205
Robert Half International, Inc.[1]	51,283	2,822,103
Ross Stores, Inc.[1]	62,826	3,339,830
Ruckus Wireless, Inc.*	36,098	445,088
Saia, Inc.*	11,061	480,269
Scripps Networks Interactive Inc., Class A	194	12,141
Signature Bank*,1	13,467	1,960,661

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Sirius XM Holdings, Inc.*	108,691	$430,416
Skyworks Solutions, Inc.[1]	5,504	526,568
Southwest Airlines Co.[1]	62,811	2,273,758
Stillwater Mining Co.*	79,472	756,573
Symantec Corp.	33,738	767,202
T-Mobile US, Inc.*,1	80,836	3,286,792
Target Corp.[1]	24,120	1,974,222
The Charles Schwab Corp.	48,521	1,692,412
The Dow Chemical Co.	586	27,577
The Estee Lauder Cos., Inc., Class A	12,999	1,158,341
The J.M. Smucker Co.[1]	12,943	1,445,604
The Kraft Heinz Co.	19,167	1,523,201
The Sherwin-Williams Co.[1]	5,577	1,549,068
Time Warner, Inc.[1]	56,184	4,946,439
TJX Cos., Inc.	14,314	999,403
Tyson Foods, Inc., Class A	1,479	65,594
Ulta Salon, Cosmetics & Fragrance, Inc.*	4,428	735,181
Union Pacific Corp.	6,053	590,712
United Therapeutics Corp.*,1	11,101	1,880,065
UnitedHealth Group, Inc.	203	24,644
Universal Health Services, Inc., Class B1	12,457	1,809,130
Visteon Corp.*	14,005	1,393,918
VMware, Inc., Class A*,1	712	63,461
Western Digital Corp.	22,432	1,930,498
Total United States common stocks		181,900,984
Total common stocks (cost—$279,508,406)		291,944,100
Investment companies—7.55%
Legg Mason BW Absolute Return Opportunities Fund	2,464,929	29,998,184
Scout Unconstrained Bond Fund	2,695,085	30,535,316
Total investment companies (cost—$62,450,000)		60,533,500
Preferred stock—0.03%
Germany—0.03%
Porsche Automobil Holding SE (cost—$254,255)	2,842	213,773
	Number of rights
Rights—0.00%††
Canada—0.00%††
Constellation Software, Inc., expiring 09/15/15* (cost—$521)	1,800	323
	Number of warrants		Value
Warrants—0.13%
United States—0.13%
JPMorgan Chase & Co., expiring 10/28/18* (cost—$974,064)		39,087	$1,023,298
	Face amount
Corporate notes—2.53%
Australia—0.06%
National Australia Bank Ltd. 2.000%, due 11/12/24[4,5]	EUR	100,000	109,835
Santos Finance Ltd. 8.250%, due 09/22/70[4]	EUR	100,000	116,140
Scentre Group Trust 1 1.500%, due 07/16/20[5]	EUR	100,000	112,070
Scentre Group Trust 2 3.250%, due 09/11/23[5]	EUR	100,000	123,210
Total Australia corporate notes			461,255
Austria—0.01%
UniCredit Bank Austria AG 2.625%, due 01/30/18[5]	EUR	100,000	113,460
Canada—0.04%
Great-West Lifeco, Inc. 2.500%, due 04/18/23[5]	EUR	250,000	295,689
Cayman Islands—0.06%
Hutchison Whampoa Finance 09 Ltd. 4.750%, due 11/14/16[5]	EUR	100,000	115,891
Hutchison Whampoa Finance 14 Ltd. 1.375%, due 10/31/21[5]	EUR	200,000	219,578
IPIC GMTN Ltd. 5.875%, due 03/14/21[5]	EUR	100,000	135,359
Total Cayman Islands corporate notes			470,828
Curacao—0.01%
Teva Pharmaceutical Finance IV BV 2.875%, due 04/15/19[5]	EUR	100,000	117,605
Denmark—0.01%
DONG Energy A/S 6.250%, due 06/26/30[1,3,4,5]	EUR	78,000	97,442
Finland—0.02%
Fortum OYJ 6.000%, due 03/20/19[5]	EUR	100,000	130,216
France—0.36%
Alstom SA 4.500%, due 03/18/20	EUR	50,000	62,270
ASF 7.375%, due 03/20/19[5]	EUR	150,000	204,118

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

	Face amount		Value
Corporate notes—(continued)
France—(concluded)
BNP Paribas SA 2.250%, due 01/13/21[5]	EUR	100,000	$116,720
2.875%, due 09/26/23	EUR	60,000	73,021
BPCE SA 2.125%, due 03/17/21[5]	EUR	100,000	116,192
Carrefour SA 1.250%, due 06/03/25[5]	EUR	100,000	106,075
Casino Guichard-Perrachon SA 3.311%, due 01/25/23[5]	EUR	200,000	239,928
Christian Dior SE 4.000%, due 05/12/16	EUR	100,000	112,784
Credit Agricole SA 2.625%, due 03/17/27[5]	EUR	100,000	104,757
Credit Logement SA 1.136%, due 09/16/15[4,5,6]	EUR	100,000	91,457
Electricite de France 4.625%, due 04/26/30	EUR	50,000	71,161
Electricite de France SA 4.125%, due 01/22/22[4,5,6]	EUR	100,000	117,337
5.625%, due 02/21/33	EUR	60,000	94,237
Engie 3.875%, due 06/02/24[4,5,6]	EUR	100,000	114,967
Holding d'Infrastructures de Transport SAS 2.250%, due 03/24/25[5]	EUR	100,000	110,923
Infra Foch SAS 1.250%, due 10/16/20[5]	EUR	100,000	110,519
Lafarge SA 5.375%, due 06/26/17[5]	EUR	50,000	59,686
Lagardere SCA 4.125%, due 10/31/17[5]	EUR	100,000	116,331
Orange SA 5.250%, due 02/07/24[4,5,6]	EUR	100,000	120,808
8.125%, due 01/28/33	EUR	70,000	128,438
RCI Banque SA 4.000%, due 03/16/16[5]	EUR	100,000	112,278
4.250%, due 04/27/17[5]	EUR	30,000	35,059
Societe Des Autoroutes Paris-Rhin-Rhone 1.125%, due 01/15/21[5]	EUR	200,000	219,816
Societe Fonciere Lyonnaise SA 1.875%, due 11/26/21[5]	EUR	100,000	110,851
Societe Generale SA 9.375%, due 09/04/19[4,5,6]	EUR	50,000	67,817
Vinci SA 6.250%, due 11/13/15[4,6]	EUR	50,000	55,599
Total France corporate notes			2,873,149
Germany—0.07%
Aareal Bank AG 4.250%, due 03/18/26[4]	EUR	50,000	57,999
Allianz SE 3.375%, due 09/18/24[4,5,6]	EUR	200,000	219,556
4.750%, due 10/24/23[4,5,6]	EUR	100,000	120,666
	Face amount		Value
Corporate notes—(continued)
Germany—(concluded)
Commerzbank AG 7.750%, due 03/16/21	EUR	100,000	$134,701
Muenchener Rueckversicherungs AG 5.767%, due 06/12/17[4,5,6]	EUR	50,000	59,085
Total Germany corporate notes			592,007
Guernsey—0.01%
Credit Suisse Group Guernsey I Ltd. 7.875%, due 02/24/41[4,5]	USD	100,000	104,750
Ireland—0.15%
Bank of Ireland 1.250%, due 04/09/20[5]	EUR	100,000	109,793
2.000%, due 05/08/17[5]	EUR	200,000	223,924
ERVIA 3.625%, due 12/04/17[5]	EUR	100,000	117,839
ESB Finance Ltd. 3.494%, due 01/12/24[5]	EUR	100,000	126,761
4.375%, due 11/21/19[5]	EUR	100,000	126,839
FGA Capital Ireland PLC 4.000%, due 10/17/18[5]	EUR	100,000	119,251
GE Capital European Funding 2.625%, due 03/15/23[5]	EUR	200,000	240,562
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[5]	EUR	100,000	124,130
Total Ireland corporate notes			1,189,099
Italy—0.15%
2i Rete Gas SpA 1.125%, due 01/02/20[5]	EUR	100,000	109,996
Assicurazioni Generali SpA Assicurazioni Generali SpA 7.750%, due 12/12/42[4,5]	EUR	100,000	135,560
Assicurazioni Generali SpA MTN 5.125%, due 09/16/24[5]	EUR	75,000	103,015
Intesa Sanpaolo SpA 1.125%, due 03/04/22[5]	EUR	130,000	137,993
3.000%, due 01/28/19[5]	EUR	100,000	117,058
3.928%, due 09/15/26[5]	EUR	100,000	112,979
4.125%, due 01/14/16[5]	EUR	100,000	111,617
4.375%, due 10/15/19[5]	EUR	100,000	123,888
5.000%, due 02/28/17[5]	EUR	100,000	117,075
UniCredit Banca SpA 5.650%, due 08/24/18	EUR	100,000	123,015
Total Italy corporate notes			1,192,196
Japan—0.02%
Sumitomo Mitsui Banking Corp. 1.000%, due 01/19/22[5]	EUR	150,000	161,099

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

	Face amount		Value
Corporate notes—(continued)
Jersey—0.08%
AA Bond Co. Ltd. 4.720%, due 07/31/18[5]	GBP	100,000	$165,236
Heathrow Funding Ltd. 1.875%, due 05/23/22[5]	EUR	200,000	228,165
4.600%, due 02/15/18[5]	EUR	100,000	120,956
Prosecure Funding 4.668%, due 06/30/16	EUR	100,000	112,296
Total Jersey corporate notes			626,653
Luxembourg—0.12%
CNH Industrial Finance Europe SA 2.750%, due 03/18/19[5]	EUR	100,000	110,362
Dufry Finance SCA 4.500%, due 07/15/22[5]	EUR	100,000	114,536
Fiat Chrysler Finance Europe Fiat Finance & Trade SA 7.000%, due 03/23/17[5]	EUR	100,000	117,974
FMC Finance VIII SA 6.500%, due 09/15/18[5]	EUR	44,000	55,813
Glencore Finance Europe SA 4.625%, due 04/03/18[5,7]	EUR	200,000	240,192
Prologis International Funding II SA 2.875%, due 04/04/22[5]	EUR	125,000	145,837
Talanx Finanz Luxembourg SA 8.367%, due 06/15/42[4,5]	EUR	100,000	141,674
Total Luxembourg corporate notes			926,388
Mexico—0.03%
America Movil SAB de CV 4.750%, due 06/28/22	EUR	100,000	133,300
Petroleos Mexicanos 3.125%, due 11/27/20[5]	EUR	100,000	115,646
Total Mexico corporate notes			248,946
Netherlands—0.37%
Achmea BV 2.500%, due 11/19/20[5]	EUR	100,000	116,476
Bharti Airtel International Netherlands BV 4.000%, due 12/10/18[5]	EUR	100,000	117,787
BMW Finance N.V. 2.625%, due 01/17/24[5]	EUR	100,000	121,473
Deutsche Annington Finance BV 3.125%, due 07/25/19	EUR	200,000	238,043
4.000%, due 12/17/21[4,5,6]	EUR	100,000	110,731
Deutsche Bahn Finance BV 3.000%, due 03/08/24	EUR	60,000	75,875
EDP Finance BV 4.125%, due 01/20/21[5]	EUR	100,000	122,614
ELM BV (Swiss Reinsurance Co.) 5.252%, due 05/25/16[4,5,6]	EUR	50,000	56,285
Enel Finance International N.V. 5.750%, due 10/24/18	EUR	100,000	128,045
	Face amount		Value
Corporate notes—(continued)
Netherlands—(concluded)
Gas Natural Fenosa Finance BV 3.875%, due 04/11/22[5]	EUR	100,000	$127,447
4.125%, due 11/18/22[4,5,6]	EUR	100,000	111,884
General Motors Financial International BV 1.875%, due 10/15/19[5]	EUR	100,000	111,990
ING Bank N.V. 3.500%, due 11/21/23[4,5]	EUR	100,000	116,094
JAB Holdings BV 1.500%, due 11/24/21[5]	EUR	100,000	109,649
Linde Finance BV 7.375%, due 07/14/66[4]	EUR	100,000	116,401
Petrobras Global Finance BV 2.750%, due 01/15/18	EUR	100,000	102,000
Repsol International Finance BV 4.250%, due 02/12/16[5]	EUR	100,000	112,088
Telefonica Europe BV 4.200%, due 12/04/19[4,5,6]	EUR	400,000	453,578
5.875%, due 02/14/33[5]	EUR	50,000	78,449
Volkswagen International Finance N.V. 0.875%, due 01/16/23[5]	EUR	127,000	136,849
3.500%, due 03/20/30[4,5,6]	EUR	200,000	205,896
3.875%, due 09/04/18[4,5,6]	EUR	50,000	57,933
Total Netherlands corporate notes			2,927,587
Norway—0.01%
Statkraft AS 2.500%, due 11/28/22[5]	EUR	100,000	119,955
Spain—0.12%
Banco Bilbao Vizcaya Argentaria SA 6.750%, due 02/18/20[4,5,6]	EUR	200,000	222,204
BBVA Subordinated Capital SAU 3.500%, due 04/11/24[4,5]	EUR	100,000	114,620
Ferrovial Emisiones SA 3.375%, due 01/30/18[5]	EUR	100,000	117,064
Gas Natural Capital Markets SA 4.125%, due 01/26/18[5]	EUR	100,000	119,561
Inmobiliaria Colonial SA 1.863%, due 06/05/19[5]	EUR	100,000	110,413
Telefonica Emisiones SAU 4.710%, due 01/20/20[5]	EUR	100,000	128,082
4.797%, due 02/21/18[5]	EUR	100,000	121,494
Total Spain corporate notes			933,438
United Arab Emirates—0.01%
Xstrata Finance Dubai Ltd. 1.750%, due 05/19/16[5,7]	EUR	100,000	110,803
United Kingdom—0.47%
Abbey National Treasury Services PLC 1.125%, due 01/14/22[5]	EUR	100,000	108,460
2.625%, due 07/16/20[5]	EUR	100,000	118,029

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

	Face amount		Value
Corporate notes—(continued)
United Kingdom—(continued)
Anglo American Capital PLC 3.250%, due 04/03/23[5]	EUR	100,000	$113,644
Aviva PLC 6.125%, due 07/05/43[4,5]	EUR	100,000	131,266
Babcock International Group PLC 1.750%, due 10/06/22[5]	EUR	100,000	110,752
Barclays Bank PLC 6.625%, due 03/30/22[5]	EUR	70,000	97,115
BAT International Finance PLC 3.625%, due 11/09/21[5]	EUR	100,000	126,675
Brambles Finance PLC 4.625%, due 04/20/18[5]	EUR	100,000	121,487
Coventry Building Society 2.500%, due 11/18/20[5]	EUR	100,000	117,075
FCE Bank PLC 1.875%, due 04/18/19[5]	EUR	100,000	113,266
1.875%, due 06/24/21[5]	EUR	200,000	225,779
G4S International Finance PLC 2.625%, due 12/06/18[5]	EUR	100,000	116,160
Hammerson PLC 2.750%, due 09/26/19[5]	EUR	100,000	117,310
Heathrow Finance PLC 7.125%, due 03/01/17[5]	GBP	50,000	83,160
Imperial Tobacco Finance PLC 2.250%, due 02/26/21[5]	EUR	100,000	115,121
5.000%, due 12/02/19[5]	EUR	100,000	128,274
International Game Technology PLC 6.625%, due 02/02/18[5,7]	EUR	50,000	60,472
LBG Capital No. 2 PLC, Series 22 15.000%, due 12/21/19[5]	EUR	50,000	82,369
Leeds Building Society 2.625%, due 04/01/21[5]	EUR	200,000	231,969
Lloyds Bank PLC 7.625%, due 04/22/25[5]	GBP	50,000	99,488
Lloyds TSB Bank PLC 10.375%, due 02/12/24[4,5]	EUR	50,000	70,002
Mondi Finance PLC 3.375%, due 09/28/20[5]	EUR	100,000	120,665
Motability Operations Group PLC 3.250%, due 11/30/18[5]	EUR	100,000	119,702
NGG Finance PLC 4.250%, due 06/18/76[4,5]	EUR	100,000	118,605
Rentokil Initial PLC 3.250%, due 10/07/21[5]	EUR	100,000	122,108
Royal Bank of Scotland PLC 4.625%, due 09/22/21[4]	EUR	65,000	73,135
4.875%, due 01/20/17	EUR	170,000	198,393
5.375%, due 09/30/19[5]	EUR	50,000	64,575
SSE PLC 5.025%, due 10/01/15[4,5,6]	EUR	100,000	110,407
Stagecoach Group PLC 5.750%, due 12/16/16	GBP	50,000	82,131
Tesco PLC 3.375%, due 11/02/18[5]	EUR	100,000	115,465
	Face amount		Value
Corporate notes—(concluded)
United Kingdom—(concluded)
Vodafone Group PLC 5.375%, due 06/06/22	EUR	50,000	$68,460
Yorkshire Building Society 2.125%, due 03/18/19[5]	EUR	100,000	114,116
Total United Kingdom corporate notes			3,795,635
United States—0.35%
Amgen, Inc. 4.375%, due 12/05/18[5]	EUR	100,000	123,395
AT&T, Inc. 2.500%, due 03/15/23	EUR	200,000	234,411
Bank of America Corp. 1.375%, due 09/10/21[5]	EUR	100,000	110,269
4.750%, due 04/03/17[5]	EUR	100,000	117,747
Citigroup, Inc. 0.666%, due 05/31/17[4]	EUR	100,000	108,960
1.375%, due 10/27/21[5]	EUR	220,000	242,413
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 2.750%, due 05/19/23	EUR	100,000	117,613
GE Capital Trust II 5.500%, due 09/15/67[4,5]	EUR	100,000	116,489
JPMorgan Chase & Co. 1.375%, due 09/16/21[5]	EUR	300,000	332,400
Merck & Co., Inc. 1.875%, due 10/15/26	EUR	100,000	112,467
Merrill Lynch & Co., Inc. 4.625%, due 09/14/18	EUR	50,000	60,891
Metropolitan Life Global Funding I 0.875%, due 01/20/22[5]	EUR	200,000	214,415
2.375%, due 09/30/19[5]	EUR	200,000	233,294
Morgan Stanley 1.875%, due 03/30/23	EUR	100,000	111,696
5.500%, due 10/02/17	EUR	50,000	60,809
Pemex Project Funding Master Trust 6.375%, due 08/05/16[5]	EUR	50,000	58,015
Philip Morris International, Inc. 1.875%, due 03/03/21	EUR	100,000	115,178
2.875%, due 03/03/26	EUR	100,000	121,215
Praxair, Inc. 1.625%, due 12/01/25	EUR	100,000	110,135
Verizon Communications, Inc. 2.375%, due 02/17/22	EUR	100,000	117,451
Total United States corporate notes			2,819,263
Total corporate notes (cost—$22,300,133)			20,307,463

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

	Face amount		Value
Non-US government obligations—3.82%
Brazil—1.55%
Brazil Notas do Tesouro Nacional Series B 6.000%, due 08/15/22	BRL	4,282,000	$3,243,740
Series B 6.000%, due 05/15/23	BRL	492,000	370,818
Series B 6.000%, due 05/15/45	BRL	542,000	397,309
Series B 6.000%, due 08/15/50	BRL	3,867,000	2,833,455
Series F 10.000%, due 01/01/23	BRL	12,108,000	3,076,965
Series F 10.000%, due 01/01/25	BRL	10,273,000	2,545,538
Total Brazil			12,467,825
Germany—0.10%
Bundesrepublik Deutschland 0.500%, due 02/15/25[5]	EUR	570,000	619,505
1.000%, due 08/15/24[5]	EUR	80,000	91,396
4.750%, due 07/04/34[5]	EUR	70,000	124,359
Total Germany			835,260
Mexico—2.17%
Mexican Bonos 6.500%, due 06/10/21	MXN	66,580,000	4,318,887
7.500%, due 06/03/27	MXN	63,640,000	4,356,180
8.500%, due 05/31/29	MXN	58,800,000	4,362,870
10.000%, due 12/05/24	MXN	54,320,000	4,322,463
Total Mexico			17,360,400
Total non-US government obligations (cost—$38,349,601)			30,663,485
Time deposits—21.47%
ABN Amro Bank N.V. 0.310%, due 10/26/15	USD	10,000,000	9,992,601
Bank of China, Ltd. 0.010%, due 10/01/15	USD	10,000,000	9,994,075
Banque Nationale De Paris 0.090%, due 08/03/15	USD	7,176,841	7,176,841
Credit Agricole 0.270%, due 08/10/15	USD	10,000,000	10,000,000
DBS Bank Ltd. 0.300%, due 10/27/15	USD	5,000,000	5,000,000
Den Danske Bank 0.100%, due 08/03/15	USD	7,000,078	7,000,078
DZ Bank AG 0.060%, due 08/03/15	USD	15,282,036	15,282,036
Goldman Sachs International BA 0.375%, due 08/07/15	USD	7,500,000	7,500,000
ING Bank N.V. 0.290%, due 08/10/15	USD	10,000,000	10,000,000
KBC Bank N.V. 0.100%, due 08/03/15	USD	14,202,575	14,202,575
Landeskreditbank Baden Wurtt 0.160%, due 08/03/15	USD	10,000,000	9,999,911
Mizuho Corporate Bank 0.340%, due 10/30/15	USD	10,000,000	10,000,000
National Building Society 0.310%, due 10/14/15	USD	6,000,000	6,000,000
Natixis 0.390%, due 12/01/15	USD	10,000,000	10,000,000
	Face amount		Value
Time deposits—(concluded)
Nomura International PLC 0.470%, due 09/16/15	USD	10,000,000	$9,994,002
NRW Bank 0.170%, due 08/04/15	USD	10,000,000	9,999,858
Societe Generale 0.280%, due 09/01/15	USD	10,000,000	10,000,000
Standard Chartered Bank 0.290%, due 10/29/15	USD	10,000,000	10,000,000
Total time deposits (cost—$172,141,977)			172,141,977
Short-term US government obligations[8]—17.54%
US Treasury Bills 0.110%, due 09/24/15[1]	USD	9,560,000	9,559,273
0.082%, due 10/01/15	USD	24,039,500	24,037,721
0.020%, due 10/08/15	USD	29,539,500	29,536,664
0.090%, due 10/22/15[1]	USD	32,100,000	32,095,538
0.031%, due 11/05/15	USD	7,500,000	7,498,313
0.085%, due 11/27/15[1]	USD	14,163,000	14,159,054
0.065%, due 12/03/15[1]	USD	23,756,000	23,749,752
Total short-term US government obligations (cost—$140,632,364)			140,636,315
Repurchase agreement—7.75%
Repurchase agreement dated 07/31/15 with State Street Bank and Trust Co., 0.000% due 08/03/15, collateralized by $17,862,703 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22, $4,482,647 Federal National Mortgage Association obligations, 2.170% due 10/17/22 and $39,969,868 US Treasury Notes, 1.625% to 3.625% due 03/31/19 to 06/30/20; (value—$63,361,390); proceeds: $62,118,000 (cost—$62,118,000)		62,118,000	62,118,000
	Number of contracts/ Notional amount
Options purchased—0.19%
Call options purchased—0.00%††
Euro STOXX 50 Index, strike @ 3,925, expires 08/21/15		194	639
Euro STOXX 50 Index, strike @ 3,950, expires 08/21/15		146	321
JPY Currency Futures, strike @ 84.5, expires 08/07/15		94	588
JPY Currency Futures, strike @ 85, expires 08/07/15		73	456

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

	Number of contracts/ Notional amount		Value
Options purchased—(continued)
Call options purchased—(concluded)
JPY Currency Futures, strike @ 86, expires 08/07/15		97	$606
S&P 500 Index, strike @ 2,200, expires 08/21/15		264	7,920
S&P 500 Index, strike @ 2,210, expires 08/21/15		36	900
S&P 500 Index, strike @ 2,240, expires 08/21/15		48	816
S&P 500 Index, strike @ 2,250, expires 08/21/15		94	1,410
US Treasury Note 10 Year Futures, strike @ 129.5, expires 08/21/15		144	13,500
Total call options purchased			27,156
Put options & swaptions purchased—0.19%
Apple Inc., Flex, strike @ 125, expires 06/17/16		117	165,438
Euro STOXX 50 Index, strike @ 2,850, expires 08/21/15		97	533
Euro STOXX 50 Index, strike @ 2,900, expires 08/21/15		73	481
Euro STOXX 50 Index, strike @ 2,950, expires 08/21/15		97	852
Euro STOXX 50 Index, strike @ 3,000, expires 06/17/16		279	262,289
Euro STOXX 50 Index, strike @ 3,000, expires 12/16/16		150	220,913
Euro STOXX 50 Index, strike @ 3,050, expires 08/21/15		73	1,042
JPY Currency Futures, strike @ 77, expires 08/07/15		97	606
JPY Currency Futures, strike @ 78, expires 08/07/15		191	3,581
S&P 500 Index, strike @ 1,760, expires 08/21/15		84	840
S&P 500 Index, strike @ 1,780, expires 08/21/15		36	540
S&P 500 Index, strike @ 1,800, expires 08/21/15		36	1,116
S&P 500 Index, strike @ 1,820, expires 08/21/15		97	3,977
S&P 500 Index, strike @ 1,860, expires 08/21/15		13	650
S&P 500 Index, strike @ 1,900, expires 08/21/15		198	13,860
US Treasury Note 10 Year Futures, strike @ 122.5, expires 08/21/15		144	2,250
6 Month EURIBOR Interest Rate Swap, strike @ 4.000%, expires 01/09/34 (counterparty: RBS; receive floating rate); underlying swap terminates 01/11/54 [3]	EUR	10,000,000	392,845
	Number of contracts/ Notional amount		Value
Options purchased—(concluded)
Put options & swaptions purchased—(concluded)
6 Month EURIBOR Interest Rate Swap, strike @ 4.000%, expires 05/08/34 (counterparty: CITI; receive floating rate); underlying swap terminates 05/10/54 [3]	EUR	11,500,000	$461,509
Total put options & swaptions purchased			1,533,322
Total options purchased (cost—$3,224,339)			1,560,478
Total investments before investments sold short (cost—$781,953,660)—97.41%			781,142,712
	Number of shares
Investments sold short—(6.59)% Common stocks—(5.23)%
Australia—(0.09)%
Westfield Corp.		(96,398)	(706,735)
Bermuda—(0.24)%
Nabors Industries Ltd.		(166,181)	(1,929,361)
Canada—(0.90)%
Agnico-Eagle Mines Ltd.		(800)	(17,702)
Athabasca Oil Corp.		(58,400)	(67,427)
Barrick Gold Corp.		(109,900)	(777,287)
Baytex Energy Corp.		(64,100)	(551,872)
First Quantum Minerals Ltd.		(13,500)	(107,868)
Goldcorp, Inc.		(56,500)	(753,852)
Kinross Gold Corp.		(97,400)	(178,736)
MEG Energy Corp.		(74,300)	(796,487)
Paramount Resources Ltd., Class A		(33,200)	(500,088)
Restaurant Brands International, Inc.		(35,700)	(1,544,448)
Silver Wheaton Corp.		(54,800)	(717,342)
Turquoise Hill Resources Ltd.		(138,600)	(471,591)
Yamana Gold, Inc.		(370,000)	(732,729)
Total Canada common stocks			(7,217,429)
Cayman Islands—(0.12)%
MGM China Holdings Ltd.		(357,200)	(758,422)
Sands China Ltd.		(41,200)	(182,289)
Total Cayman Islands common stocks			(940,711)
France—(0.27)%
Alstom SA		(69,900)	(2,054,304)
Vallourec SA		(6,710)	(110,281)
Total France common stocks			(2,164,585)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Germany—(0.09)%
SAP SE	(5,828)	$(417,703)
Telefonica Deutschland Holding AG	(45,977)	(285,545)
Total Germany common stocks		(703,248)
Ireland—(0.01)%
Weatherford International PLC	(8,117)	(86,690)
Japan—(0.07)%
ACOM Co. Ltd.	(10,000)	(47,525)
Benesse Holdings, Inc.	(11,500)	(310,385)
Nikon Corp.	(4,500)	(53,520)
Toyo Suisan Kaisha Ltd.	(3,000)	(113,527)
Total Japan common stocks		(524,957)
Jersey—0.00%††
Randgold Resources Ltd.	(528)	(31,844)
Sweden—(0.13)%
Lundin Petroleum AB	(73,268)	(1,062,489)
United Kingdom—(0.17)%
Antofagasta PLC	(5,641)	(49,949)
Fresnillo PLC	(131,430)	(1,327,953)
Total United Kingdom common stocks		(1,377,902)
United States—(3.14)%
American Airlines Group, Inc.	(43,197)	(1,732,200)
Anadarko Petroleum Corp.	(1,162)	(86,395)
Apache Corp.	(24,543)	(1,125,542)
AT&T, Inc.	(24,174)	(839,805)
Cabot Oil & Gas Corp.	(39,144)	(1,024,007)
Caterpillar, Inc.	(13,951)	(1,096,967)
Cheniere Energy, Inc.	(35,205)	(2,428,089)
Cimarex Energy Co.	(1,229)	(127,963)
Cobalt International Energy, Inc.	(129,461)	(998,144)
Columbia Pipeline Group, Inc.	(25,900)	(755,762)
Crown Castle International Corp.	(4,345)	(355,899)
Deere & Co.	(4,290)	(405,705)
Energen Corp.	(1,285)	(70,932)
Freeport-McMoRan, Inc.	(71,390)	(838,832)
Halliburton Co.	(41,837)	(1,748,368)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United States—(concluded)
Helmerich & Payne, Inc.	(263)	$(15,186)
Incyte Corp.	(138)	(14,391)
Netflix, Inc.	(6,846)	(782,566)
NRG Energy, Inc.	(59,342)	(1,332,228)
Occidental Petroleum Corp.	(7,149)	(501,860)
QEP Resources, Inc.	(35,417)	(491,588)
SBA Communications Corp., Class A	(128)	(15,452)
Southwestern Energy Co.	(33,932)	(631,135)
SunEdison, Inc.	(56,239)	(1,309,244)
Tesla Motors, Inc.	(720)	(191,628)
The Boeing Co.	(7,649)	(1,102,756)
The Williams Cos., Inc.	(31,895)	(1,673,850)
Twitter, Inc.	(41,769)	(1,295,257)
United Parcel Service, Inc., Class B	(2,027)	(207,484)
Wal-Mart Stores, Inc.	(8,743)	(629,321)
Whiting Petroleum Corp.	(66,393)	(1,360,392)
Total United States common stocks		(25,188,948)
Total common stocks (proceeds—$51,072,423)		(41,934,899)
Investment companies—(1.36)%
Consumer Discretionary Select Sector SPDR Fund	(16,481)	(1,322,106)
Health Care Select Sector SPDR Fund	(11,303)	(865,697)
Industrial Select Sector SPDR Fund	(22,248)	(1,206,287)
SPDR S&P 500 ETF Trust	(27,651)	(5,820,535)
SPDR S&P Regional Banking ETF	(29,293)	(1,277,761)
Technology Select Sector SPDR Fund	(9,187)	(391,182)
Total Investment companies (proceeds—$10,860,356)		(10,883,568)
Total investments sold short (proceeds—$61,932,779)		(52,818,467)
Other assets in excess of liabilities—9.18%		73,600,033
Net assets—100.00%		$801,924,278

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Aggregate cost for federal income tax purposes before investments sold short was $781,864,775; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$27,878,687
Gross unrealized depreciation	(28,600,750)
Net unrealized depreciation	$(722,063)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

Written options

Number of contracts	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
117	Apple Inc., Flex, strike @ 125	06/17/16	$140,178	$(111,735)	$28,443
73	Euro STOXX 50 Index, strike @ 3,800	08/21/15	16,086	(2,405)	13,681
168	Euro STOXX 50 Index, strike @ 3,825	08/21/15	29,227	(3,321)	25,906
73	Euro STOXX 50 Index, strike @ 3,850	08/21/15	9,708	(882)	8,826
94	JPY Currency Futures, strike @ 82.5	08/07/15	11,467	(2,938)	8,529
73	JPY Currency Futures, strike @ 83.5	08/07/15	14,692	(912)	13,780
97	JPY Currency Futures, strike @ 84	08/07/15	19,482	(606)	18,876
47	S&P 500 Index, strike @ 2,145	08/21/15	14,001	(13,442)	559
47	S&P 500 Index, strike @ 2,150	08/21/15	10,711	(10,199)	512
94	S&P 500 Index, strike @ 2,160	08/21/15	53,752	(9,870)	43,882
47	S&P 500 Index, strike @ 2,170	08/21/15	14,471	(3,243)	11,228
36	S&P 500 Index, strike @ 2,175	08/21/15	14,244	(2,340)	11,904
171	S&P 500 Index, strike @ 2,180	08/21/15	59,209	(9,405)	49,804
144	US Treasury Note 10 Year Futures, strike @ 128.5	08/21/15	28,812	(36,000)	(7,188)
			$436,040	$(207,298)	$228,742
	Put options written
97	Euro STOXX 50 Index, strike @ 3,000	08/21/15	$25,303	$(1,065)	$24,238
170	Euro STOXX 50 Index, strike @ 3,150	08/21/15	63,059	(3,921)	59,138
73	Euro STOXX 50 Index, strike @ 3,250	08/21/15	15,168	(3,207)	11,961
97	JPY Currency Futures, strike @ 78.5	08/07/15	23,145	(2,425)	20,720
191	JPY Currency Futures, strike @ 79.5	08/07/15	33,342	(16,713)	16,629
36	S&P 500 Index, strike @ 1,880	08/21/15	37,784	(2,088)	35,696
97	S&P 500 Index, strike @ 1,970	08/21/15	80,945	(18,915)	62,030
94	S&P 500 Index, strike @ 1,990	08/21/15	93,802	(26,038)	67,764
95	S&P 500 Index, strike @ 2,000	08/21/15	70,949	(30,210)	40,739
47	S&P 500 Index, strike @ 2,010	08/21/15	46,901	(15,510)	31,391
144	US Treasury Note 10 Year Futures, strike @ 123.5	08/21/15	27,109	(2,250)	24,859
			$517,507	$(122,342)	$395,165
			$953,547	$(329,640)	$623,907

Written options activity for the year ended July 31, 2015 was as follows:

	Number of Contracts	Premiums received
Options outstanding at July 31, 2014	22,133	$5,984,108
Options written	263,667	75,804,233
Options exercised	(611)	(3,463,181)
Options terminated in closing purchase transactions	(228,703)	(63,160,157)
Options expired prior to exercise	(54,064)	(14,211,456)
Options outstanding at July 31, 2015	2,422	$953,547

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

Written options—(concluded)

	Notional amount		Premiums received
Options outstanding at July 31, 2014	KRW	36,512,204	$509,272
Options written		42,012,204	672,408
Options terminated in closing purchase transactions		(78,524,408)	(1,181,680)
Options expired prior to exercise		—	—
Options outstanding at July 31, 2015	KRW	—	$—
	Notional amount		Premiums received
Options outstanding at July 31, 2014	EUR	—	$—
Options written		22,358	280,375
Options terminated in closing purchase transactions		(22,358)	(280,375)
Options expired prior to exercise		—	—
Options outstanding at July 31, 2015	EUR	—	$—

Foreign exchange written options

Notional amount (000)		Puts written	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation
EUR	4,400	EUR Put/USD Call, strike @ USD 1.05	BNP	03/29/16	$133,654	$(75,877)	$57,777
EUR	4,400	EUR Put/USD Call, strike @ USD 1.05	BNP	03/30/16	133,653	(76,224)	57,429
EUR	4,400	EUR Put/USD Call, strike @ USD 1.05	BNP	03/31/16	133,654	(76,515)	57,139
EUR	4,400	EUR Put/USD Call, strike @ USD 1.05	BNP	04/01/16	133,653	(76,862)	56,791
EUR	4,400	EUR Put/USD Call, strike @ USD 1.05	BNP	04/04/16	133,654	(77,211)	56,443
					$668,268	$(382,689)	$285,579

Foreign exchange written options activity for the year ended July 31, 2015 was as follows:

Premiums received
Foreign exchange options outstanding at July 31, 2014	$507,275
Foreign exchange options written	1,842,530
Foreign exchange options terminated in closing purchase transactions	(1,258,537)
Foreign exchange options expired prior to exercise	(423,000)
Foreign exchange options outstanding at July 31, 2015	$668,268

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
7	USD	Ultra Long US Treasury Bond Futures	September 2015	$1,102,589	$1,116,719	$14,130
11	USD	US Long Bond Futures	September 2015	1,695,854	1,715,313	19,459

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

Futures contracts—(continued)

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts—(concluded)
38	USD	US Treasury Note 10 Year Futures	September 2015	$4,826,081	$4,842,625	$16,544
169	USD	US Treasury Note 10 Year Futures**	September 2015	21,420,595	21,536,937	116,342
22	USD	US Treasury Note 2 Year Futures	September 2015	4,816,944	4,819,375	2,431
148	USD	US Treasury Note 2 Year Futures**	September 2015	32,334,359	32,421,250	86,891
52	USD	US Treasury Note 5 Year Futures	September 2015	6,216,408	6,231,875	15,467
45	USD	US Treasury Note 5 Year Futures**	September 2015	5,358,947	5,392,969	34,022
Index futures buy contracts:
4	AUD	ASX SPI 200 Index Futures	September 2015	411,953	413,060	1,107
41	CHF	Swiss Market Index Futures**	September 2015	3,917,794	3,992,652	74,858
36	EUR	Amsterdam Index Futures	August 2015	3,896,002	3,891,629	(4,373)
65	EUR	CAC 40 Index Futures	August 2015	3,633,476	3,629,279	(4,197)
18	EUR	DAX Index Futures	September 2015	5,528,270	5,587,569	59,299
1,701	EUR	EURO STOXX 50 Index Futures	September 2015	14,110,090	14,683,457	573,367
502	EUR	EURO STOXX 50 Index Futures	September 2015	19,243,630	19,836,558	592,928
43	EUR	FTSE MIB Index Futures	September 2015	5,361,759	5,555,995	194,236
37	EUR	IBEX 35 Index Futures	August 2015	4,613,224	4,538,513	(74,711)
17	HKD	Hang Seng Index Futures	August 2015	2,664,402	2,689,150	24,748
46	JPY	NIKKEI 225 Index Futures	September 2015	7,599,778	7,634,809	35,031
58	JPY	TOPIX Index Futures	September 2015	7,670,919	7,768,588	97,669
43	SEK	OMX 30 Index Futures	August 2015	816,762	804,498	(12,264)
13	USD	Dow Jones E-Mini Index Futures	September 2015	1,156,106	1,144,910	(11,196)
504	USD	NASDAQ 100 E-Mini Index Futures	September 2015	45,152,309	46,216,800	1,064,491
9	USD	Russell 2000 Mini Index Futures	September 2015	1,134,224	1,111,680	(22,544)
30	USD	S&P 500 E-Mini Index Futures	September 2015	3,147,895	3,147,600	(295)
1	USD	S&P Midcap 400 E-Mini Index Futures	September 2015	150,236	149,930	(306)
39	USD	SGX CNX NIFTY Index Futures	August 2015	664,814	668,694	3,880
2	USD	SGX FTSE China A50 Index Future	August 2015	21,326	21,120	(206)
Interest rate futures buy contracts:
22	AUD	Australian Bond 10 Year Futures	September 2015	2,046,528	2,055,022	8,494
185	AUD	Australian Bond 3 Year Futures	September 2015	15,129,315	15,127,714	(1,601)
67	CAD	Canada Government Bond 10 Year Futures	September 2015	7,287,658	7,329,862	42,204
106	CAD	Canadian Bankers Acceptance Futures	December 2015	20,121,853	20,134,610	12,757
102	CAD	Canadian Bankers Acceptance Futures	March 2016	19,357,385	19,376,763	19,378
4	CHF	3 month Euroswiss Interest Rate Futures	December 2015	1,044,469	1,043,465	(1,004)
6	CHF	3 month Euroswiss Interest Rate Futures	March 2016	1,566,599	1,565,352	(1,247)
8	CHF	3 month Euroswiss Interest Rate Futures	June 2016	2,088,168	2,086,723	(1,445)
30	EUR	3 Month EURIBOR Futures	December 2015	8,238,532	8,238,939	407
27	EUR	3 Month EURIBOR Futures	March 2016	7,414,531	7,414,674	143
28	EUR	3 Month EURIBOR Futures	June 2016	7,687,955	7,688,907	952
34	EUR	3 Month EURIBOR Futures	September 2016	9,332,791	9,334,663	1,872
46	EUR	3 Month EURIBOR Futures	December 2016	12,622,882	12,626,093	3,211
51	EUR	3 Month EURIBOR Futures	March 2017	13,989,164	13,993,593	4,429
53	EUR	3 Month EURIBOR Futures	June 2017	14,532,637	14,536,541	3,904
293	EUR	German Euro BOBL Futures	September 2015	41,857,238	41,932,119	74,881

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

Futures contracts—(continued)

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts—(concluded)
4	EUR	German Euro Bund Futures	September 2015	$670,790	$678,280	$7,490
3	EUR	German Euro Buxl 30 Year Futures	September 2015	498,352	513,981	15,629
57	EUR	German Euro Schatz Futures	September 2015	6,968,499	6,967,099	(1,400)
6	EUR	Italian Government Bond Futures	September 2015	875,624	900,785	25,161
6	EUR	Mid-Term Euro-OAT Futures	September 2015	968,174	986,449	18,275
114	GBP	90-Day Sterling Pound Futures	December 2015	22,095,893	22,097,750	1,857
90	GBP	90-Day Sterling Pound Futures	March 2016	17,420,758	17,424,510	3,752
62	GBP	90-Day Sterling Pound Futures	June 2016	11,987,179	11,985,397	(1,782)
91	GBP	90-Day Sterling Pound Futures	September 2016	17,560,954	17,563,048	2,094
76	GBP	90-Day Sterling Pound Futures	December 2016	14,638,765	14,644,303	5,538
59	GBP	90-Day Sterling Pound Futures	March 2017	11,346,561	11,352,479	5,918
50	GBP	90-Day Sterling Pound Futures	June 2017	9,604,415	9,608,057	3,642
8	GBP	United Kingdom Long Gilt Bond Futures	September 2015	1,460,643	1,465,453	4,810
9	JPY	Japan Government Bond 10 Year Futures	September 2015	10,697,124	10,714,891	17,767
16	JPY	JGB MINI 10 Year Futures	September 2015	1,894,827	1,904,999	10,172
81	USD	90-Day Eurodollar Futures	December 2015	20,143,192	20,143,688	496
89	USD	90-Day Eurodollar Futures	March 2016	22,093,330	22,095,362	2,032
97	USD	90-Day Eurodollar Futures	June 2016	24,030,606	24,035,387	4,781
90	USD	90-Day Eurodollar Futures	September 2016	22,241,935	22,254,750	12,815
79	USD	90-Day Eurodollar Futures	December 2016	19,481,129	19,495,225	14,096
71	USD	90-Day Eurodollar Futures	March 2017	17,478,301	17,491,738	13,437
63	USD	90-Day Eurodollar Futures	June 2017	15,484,283	15,494,850	10,567
				$662,625,785	$665,867,075	$3,241,290
				Proceeds
Index futures sell contracts:
43	AUD	ASX SPI 200 Index Futures	September 2015	$4,347,338	$4,440,392	$(93,054)
140	BRL	Ibovespa Index Futures**	August 2015	2,059,643	2,081,508	(21,865)
37	CAD	S&P TSX 60 Index Futures	September 2015	4,734,406	4,816,210	(81,804)
36	CHF	Swiss Market Index Futures	September 2015	3,351,045	3,505,744	(154,699)
1,075	EUR	EURO STOXX Insurance Index Futures	September 2015	14,374,082	14,911,223	(537,141)
149	GBP	FTSE 100 Index Futures	September 2015	15,498,353	15,482,925	15,428
3	HKD	H-Shares Index Futures	August 2015	216,340	214,910	1,430
13	HKD	Hang Seng Index Futures	August 2015	2,057,053	2,056,409	644
50	KRW	Kospi 200 Index Futures	September 2015	5,324,473	5,200,188	124,285
24	KRW	Kospi 200 Index Futures**	September 2015	2,511,797	2,496,090	15,707
93	SEK	OMX 30 Index Futures	August 2015	1,733,503	1,739,960	(6,457)
7	SGD	MSCI Singapore Index Future	August 2015	373,439	362,285	11,154
5	TWD	Taiex Futures Index Futures**	August 2015	276,619	271,606	5,013
61	USD	Mini MSCI Emerging Markets (EM) Index Futures	September 2015	2,818,697	2,745,000	73,697
4	USD	MSCI EAFE Mini Index Futures	September 2015	369,417	374,400	(4,983)
43	USD	MSCI Taiwan Index Futures	August 2015	1,368,542	1,383,740	(15,198)
23	USD	MSCI Taiwan Index Futures**	August 2015	734,318	740,140	(5,822)
395	USD	Russell 2000 Mini Index Futures	September 2015	49,684,420	48,790,400	894,020
370	USD	S&P 500 E-Mini Index Futures	September 2015	38,556,497	38,820,400	(263,903)
4	ZAR	FTSE/JSE Africa Top 40 Tradeable Index Futures	September 2015	147,310	147,124	186

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts:
68	AUD	Australian Bond 10 Year Futures	September 2015	$6,202,967	$6,351,886	$(148,919)
89	CAD	Canada Government Bond 10 Year Futures*	September 2015	9,477,424	9,736,682	(259,258)
51	EUR	German Euro Bund Futures*	September 2015	8,435,333	8,648,065	(212,732)
12	GBP	United Kingdom Long Gilt Bond Futures*	September 2015	2,171,315	2,198,180	(26,865)
2	JPY	JGB MINI 10 Year Futures	September 2015	236,712	238,125	(1,413)
				$177,061,043	$177,753,592	$(692,549)
						$2,548,741

*  Exposure to Futures Contracts is achieved through the use of a swap contract with Barclays Bank PLC.

**  Exposure to Futures Contracts is achieved through the use of a swap contract with Bank of America N.A..

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	15,454,334	USD	11,818,370	09/16/15	$547,709
BB	BRL	14,000,000	USD	4,383,356	08/04/15	294,511
BB	BRL	53,666,000	USD	16,596,678	10/02/15	1,240,458
BB	CAD	15,452,309	USD	12,305,643	09/16/15	493,873
BB	CHF	3,000,000	GBP	2,048,261	09/18/15	88,371
BB	CHF	3,500,000	GBP	2,376,671	09/22/15	82,234
BB	CLP	10,000,000	USD	15,632	09/16/15	861
BB	EUR	3,759,490	USD	4,181,689	09/16/15	50,521
BB	GBP	8,298,104	USD	12,706,679	09/16/15	(248,130)
BB	JPY	708,689,585	USD	5,765,765	09/16/15	44,568
BB	KRW	3,995,000,000	USD	3,587,991	09/03/15	177,146
BB	KRW	5,665,000,000	USD	5,094,866	09/18/15	260,224
BB	KRW	5,000,000,000	USD	4,454,301	09/25/15	188,007
BB	KRW	5,000,000,000	USD	4,447,916	10/06/15	182,881
BB	NOK	8,415,550	USD	1,082,105	09/16/15	52,833
BB	NZD	42,093,242	USD	29,409,355	09/16/15	1,720,784
BB	SEK	222,664,638	USD	26,713,446	09/16/15	882,434
BB	SEK	24,733,999	USD	2,865,726	09/16/15	(3,630)
BB	SGD	18,635,534	USD	13,790,513	09/16/15	223,909
BB	USD	17,319,703	AUD	22,827,717	09/16/15	(671,722)
BB	USD	4,255,319	BRL	14,000,000	08/04/15	(166,474)
BB	USD	8,414,721	CAD	10,553,134	09/16/15	(347,889)
BB	USD	5,986,416	CHF	5,566,056	09/16/15	(218,016)
BB	USD	24,746,600	EUR	22,020,931	09/16/15	(548,590)
BB	USD	582,076	EUR	534,599	09/16/15	5,376
BB	USD	490,799	JPY	60,035,550	08/28/15	(6,281)
BB	USD	31,446,921	JPY	3,918,351,046	09/16/15	185,629
BB	USD	2,109,348	JPY	259,451,422	09/16/15	(14,816)
BB	USD	7,426,979	MXN	113,000,000	08/26/15	(425,070)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	USD	37,865,609	NOK	298,675,134	09/16/15	$(1,335,879)
BB	USD	3,153,949	NOK	26,010,907	09/16/15	27,339
BB	USD	1,349,162	NZD	2,053,429	09/16/15	1,565
BB	USD	660,938	SEK	5,705,308	09/16/15	927
BB	USD	2,965,582	SEK	24,762,840	09/16/15	(92,880)
BB	USD	3,993,296	SGD	5,378,870	09/16/15	(77,497)
BNP	AUD	7,272,192	USD	5,366,296	10/29/15	74,791
BNP	CAD	1,550,000	USD	1,277,317	08/14/15	92,252
BNP	CAD	686,080	USD	569,789	08/19/15	45,258
BNP	CHF	1,030,000	USD	1,103,246	08/14/15	36,990
BNP	DKK	2,700,000	USD	410,645	09/16/15	12,908
BNP	EUR	6,235,465	USD	6,928,474	08/14/15	79,553
BNP	EUR	435,930	USD	475,754	10/09/15	(3,440)
BNP	EUR	555,882	USD	615,411	10/09/15	4,360
BNP	EUR	511,000	USD	564,718	10/13/15	2,965
BNP	GBP	3,551,523	USD	5,365,822	08/14/15	(180,013)
BNP	JPY	475,000,000	USD	3,953,908	08/14/15	120,912
BNP	NOK	1,000,000	USD	128,060	09/16/15	5,754
BNP	RUB	13,595,425	USD	257,929	08/20/15	38,375
BNP	SEK	2,400,000	USD	286,581	08/14/15	8,332
BNP	SEK	3,800,000	USD	467,032	09/16/15	26,199
BNP	USD	3,199,509	CAD	4,000,000	08/07/15	(141,124)
BNP	USD	203,271	EUR	183,880	10/09/15	(1,141)
BNP	USD	1,794,611	EUR	1,639,643	10/09/15	7,759
BNP	USD	14,677,630	INR	955,000,000	08/21/15	168,835
BNP	USD	1,707,955	INR	111,000,000	09/15/15	9,452
BNP	USD	1,224,237	INR	79,000,000	10/13/15	(8,466)
BNP	USD	245,896	JPY	30,000,000	08/28/15	(3,780)
BNP	USD	5,988,046	MXN	91,500,000	08/27/15	(318,778)
BOA	EUR	205,628	USD	226,998	10/09/15	963
BOA	GBP	282,377	USD	440,770	10/09/15	(5)
BOA	USD	904,327	GBP	583,000	08/14/15	6,049
CITI	AUD	15,046,561	USD	11,959,323	08/10/15	964,052
CITI	AUD	860,000	USD	673,426	08/14/15	45,118
CITI	AUD	22,505,500	USD	16,995,322	09/16/15	582,330
CITI	AUD	1,023,000	USD	743,934	09/16/15	(2,127)
CITI	AUD	11,163,372	USD	8,276,033	10/22/15	150,199
CITI	AUD	3,230,000	USD	2,347,080	10/28/15	(3,306)
CITI	BRL	7,310,000	USD	2,228,695	09/16/15	126,362
CITI	CAD	14,448,421	USD	12,000,907	08/07/15	953,701
CITI	CAD	4,600,000	USD	3,669,684	09/14/15	153,395
CITI	CAD	17,742,000	USD	14,001,999	09/16/15	439,986
CITI	CHF	5,000	USD	5,366	09/16/15	184
CITI	CLP	270,637,066	USD	423,148	09/16/15	23,373
CITI	COP	635,000,000	USD	239,697	09/16/15	19,685

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	CZK	8,800,000	USD	351,568	09/16/15	$(5,426)
CITI	CZK	9,850,000	USD	403,806	09/16/15	4,217
CITI	EUR	4,015,000	USD	4,398,364	09/04/15	(12,798)
CITI	EUR	26,367,043	USD	29,604,066	09/16/15	630,269
CITI	EUR	8,010,457	USD	8,739,750	09/16/15	(62,654)
CITI	EUR	18,953,266	USD	21,036,021	10/09/15	201,734
CITI	EUR	8,327,804	USD	9,217,954	10/13/15	63,034
CITI	EUR	4,200,000	USD	4,617,761	10/14/15	540
CITI	GBP	6,509,257	USD	9,871,383	08/19/15	(292,696)
CITI	GBP	456,000	USD	714,278	09/16/15	2,382
CITI	GBP	7,224,500	USD	11,145,244	09/16/15	(133,479)
CITI	HUF	193,500,000	USD	683,730	09/16/15	(7,555)
CITI	HUF	266,000,000	USD	958,766	09/16/15	8,473
CITI	IDR	4,577,668,177	USD	334,835	09/16/15	(746)
CITI	IDR	6,172,331,823	USD	455,484	09/16/15	3,000
CITI	ILS	1,495,000	USD	390,366	09/16/15	(5,953)
CITI	INR	4,000,000	USD	61,890	09/16/15	14
CITI	INR	40,100,000	USD	616,702	09/16/15	(3,612)
CITI	JPY	1,632,696,655	USD	13,221,417	09/16/15	40,781
CITI	JPY	2,709,500,345	USD	21,795,842	09/16/15	(77,748)
CITI	KRW	5,695,000,000	USD	5,035,812	09/16/15	175,300
CITI	MXN	58,450,000	USD	3,739,380	09/17/15	123,705
CITI	MYR	3,565,000	USD	951,924	09/17/15	23,105
CITI	NOK	18,236,000	USD	2,216,196	09/16/15	(14,174)
CITI	NOK	65,790,500	USD	8,335,752	09/16/15	289,186
CITI	NZD	20,533,500	USD	14,164,435	09/16/15	657,676
CITI	PHP	4,700,000	USD	102,388	09/16/15	(113)
CITI	PHP	64,950,000	USD	1,430,872	09/16/15	14,399
CITI	PLN	4,950,000	USD	1,299,867	09/16/15	(10,721)
CITI	PLN	6,625,000	USD	1,770,338	09/16/15	16,268
CITI	SEK	129,224,000	USD	15,244,830	09/16/15	253,736
CITI	SEK	9,193,500	USD	1,063,848	09/16/15	(2,677)
CITI	SGD	6,175,000	USD	4,542,072	09/16/15	46,693
CITI	TRY	4,666,848	USD	1,674,659	09/16/15	11,470
CITI	TRY	2,753,152	USD	977,158	09/16/15	(4,021)
CITI	TWD	111,350,000	USD	3,587,837	09/16/15	59,664
CITI	USD	8,202,070	AUD	10,758,500	09/16/15	(356,024)
CITI	USD	1,234,607	BRL	3,965,000	09/16/15	(94,285)
CITI	USD	8,869,629	CAD	11,063,000	09/16/15	(413,054)
CITI	USD	84,571	CHF	80,000	09/16/15	(1,663)
CITI	USD	138,916	COP	355,000,000	09/16/15	(15,917)
CITI	USD	3,448,805	CZK	83,750,000	09/16/15	(51,284)
CITI	USD	20,189	CZK	500,000	09/16/15	94
CITI	USD	9,029,061	EUR	8,232,000	09/16/15	16,788
CITI	USD	33,532,572	EUR	29,915,000	09/16/15	(660,053)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	USD	8,257,275	GBP	5,251,500	09/16/15	$(58,754)
CITI	USD	8,416,298	GBP	5,491,500	09/16/15	156,905
CITI	USD	169,633	HKD	1,315,000	09/16/15	(13)
CITI	USD	43,388	HKD	336,500	09/16/15	16
CITI	USD	1,597,863	HUF	450,524,150	09/16/15	11,649
CITI	USD	287,256	HUF	79,975,850	09/16/15	(1,539)
CITI	USD	3,656	IDR	50,000,000	09/16/15	9
CITI	USD	221,245	IDR	3,000,000,000	09/16/15	(1,320)
CITI	USD	290,431	ILS	1,115,000	09/16/15	5,151
CITI	USD	1,261,234	INR	81,000,000	09/16/15	(8,231)
CITI	USD	850,781	INR	55,350,000	09/16/15	5,437
CITI	USD	3,581,358	JPY	445,235,500	09/16/15	12,994
CITI	USD	34,114,815	JPY	4,180,403,000	09/16/15	(366,739)
CITI	USD	3,494,148	KRW	3,880,000,000	09/16/15	(182,683)
CITI	USD	1,466,305	MXN	22,500,000	08/21/15	(71,603)
CITI	USD	451,310	MXN	7,350,000	09/17/15	3,355
CITI	USD	1,537,574	MXN	24,200,000	09/17/15	(40,579)
CITI	USD	2,533,067	MXN	41,500,000	10/28/15	25,800
CITI	USD	365,212	MYR	1,380,000	09/17/15	(5,669)
CITI	USD	142,980	MYR	550,000	09/17/15	317
CITI	USD	2,152,050	NOK	16,904,000	09/16/15	(84,591)
CITI	USD	126,167	NOK	1,032,500	09/16/15	114
CITI	USD	4,391,330	NZD	6,597,500	09/16/15	(51,551)
CITI	USD	1,726,678	NZD	2,627,000	09/16/15	1,340
CITI	USD	638,082	PHP	28,900,000	09/16/15	(7,812)
CITI	USD	2,280,911	PLN	8,525,981	09/16/15	(23,528)
CITI	USD	445,373	PLN	1,689,019	09/16/15	1,820
CITI	USD	9,713,110	SEK	79,529,500	09/16/15	(487,005)
CITI	USD	4,474,543	SGD	6,045,000	09/16/15	(73,804)
CITI	USD	50,892	SGD	70,000	09/16/15	67
CITI	USD	2,675,249	TRY	7,265,000	09/16/15	(86,120)
CITI	USD	2,757,744	TWD	85,000,000	09/16/15	(64,482)
CITI	USD	1,309,617	ZAR	16,350,000	09/16/15	(26,892)
CITI	ZAR	950,000	USD	74,336	09/16/15	(195)
CITI	ZAR	18,200,000	USD	1,441,622	09/16/15	13,757
CSI	AUD	18,395,500	USD	13,822,361	09/16/15	406,743
CSI	AUD	1,023,000	USD	743,950	09/16/15	(2,111)
CSI	BRL	7,310,000	USD	2,228,849	09/16/15	126,515
CSI	CAD	17,742,000	USD	14,002,328	09/16/15	440,315
CSI	CHF	247,000	USD	265,006	09/16/15	9,027
CSI	CLP	289,500,000	USD	452,876	09/16/15	25,237
CSI	COP	645,000,000	USD	243,465	09/16/15	19,987
CSI	CZK	8,800,000	USD	351,609	09/16/15	(5,384)
CSI	CZK	13,350,000	USD	546,674	09/16/15	5,099
CSI	EUR	26,379,543	USD	29,618,173	09/16/15	630,640

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CSI	EUR	8,010,457	USD	8,739,933	09/16/15	$(62,471)
CSI	GBP	456,000	USD	714,285	09/16/15	2,389
CSI	GBP	7,224,500	USD	11,145,331	09/16/15	(133,392)
CSI	HKD	843,000	USD	108,732	09/16/15	(5)
CSI	HKD	2,000,000	USD	257,997	09/16/15	20
CSI	HUF	193,500,000	USD	683,852	09/16/15	(7,433)
CSI	HUF	272,000,000	USD	980,435	09/16/15	8,707
CSI	IDR	5,477,668,176	USD	400,769	09/16/15	(790)
CSI	IDR	6,172,331,824	USD	455,484	09/16/15	3,000
CSI	ILS	1,495,000	USD	390,390	09/16/15	(5,929)
CSI	INR	4,000,000	USD	61,891	09/16/15	14
CSI	INR	40,100,000	USD	616,717	09/16/15	(3,596)
CSI	JPY	1,632,696,655	USD	13,221,645	09/16/15	41,009
CSI	JPY	2,709,500,345	USD	21,795,852	09/16/15	(77,738)
CSI	KRW	5,695,000,000	USD	5,035,668	09/16/15	175,155
CSI	MXN	58,450,000	USD	3,739,732	09/17/15	124,057
CSI	MYR	3,565,000	USD	951,909	09/17/15	23,089
CSI	NOK	18,236,000	USD	2,216,302	09/16/15	(14,068)
CSI	NOK	65,790,500	USD	8,336,178	09/16/15	289,612
CSI	NZD	20,533,500	USD	14,166,603	09/16/15	659,844
CSI	PHP	4,700,000	USD	102,388	09/16/15	(113)
CSI	PHP	69,650,000	USD	1,533,900	09/16/15	14,926
CSI	PLN	4,950,000	USD	1,299,910	09/16/15	(10,677)
CSI	PLN	6,625,000	USD	1,770,410	09/16/15	16,340
CSI	SEK	5,108,500	USD	590,004	09/16/15	(2,626)
CSI	SEK	133,309,000	USD	15,721,140	09/16/15	256,150
CSI	SGD	340,000	USD	247,485	09/16/15	(33)
CSI	SGD	5,895,000	USD	4,339,226	09/16/15	47,686
CSI	TRY	4,856,848	USD	1,743,391	09/16/15	12,488
CSI	TRY	2,753,152	USD	977,151	09/16/15	(4,028)
CSI	TWD	111,350,000	USD	3,587,862	09/16/15	59,689
CSI	USD	8,201,849	AUD	10,758,500	09/16/15	(355,803)
CSI	USD	1,250,142	BRL	4,015,000	09/16/15	(95,440)
CSI	USD	8,869,987	CAD	11,063,000	09/16/15	(413,413)
CSI	USD	87,682	CHF	83,000	09/16/15	(1,665)
CSI	USD	150,481	COP	385,000,000	09/16/15	(17,088)
CSI	USD	3,448,800	CZK	83,750,000	09/16/15	(51,280)
CSI	USD	20,190	CZK	500,000	09/16/15	94
CSI	USD	9,028,861	EUR	8,232,000	09/16/15	16,988
CSI	USD	33,545,870	EUR	29,927,500	09/16/15	(659,615)
CSI	USD	8,257,210	GBP	5,251,500	09/16/15	(58,689)
CSI	USD	8,416,266	GBP	5,491,500	09/16/15	156,937
CSI	USD	169,628	HKD	1,315,000	09/16/15	(7)
CSI	USD	63,242	HKD	490,500	09/16/15	27

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CSI	USD	1,597,718	HUF	450,524,150	09/16/15	$11,794
CSI	USD	287,214	HUF	79,975,850	09/16/15	(1,497)
CSI	USD	3,656	IDR	50,000,000	09/16/15	9
CSI	USD	221,245	IDR	3,000,000,000	09/16/15	(1,320)
CSI	USD	293,047	ILS	1,125,000	09/16/15	5,186
CSI	USD	1,394,220	INR	89,500,000	09/16/15	(9,730)
CSI	USD	850,736	INR	55,350,000	09/16/15	5,482
CSI	USD	3,581,254	JPY	445,235,500	09/16/15	13,098
CSI	USD	34,113,308	JPY	4,180,403,000	09/16/15	(365,233)
CSI	USD	3,494,120	KRW	3,880,000,000	09/16/15	(182,656)
CSI	USD	451,252	MXN	7,350,000	09/17/15	3,414
CSI	USD	1,537,431	MXN	24,200,000	09/17/15	(40,436)
CSI	USD	365,300	MYR	1,380,000	09/17/15	(5,757)
CSI	USD	142,980	MYR	550,000	09/17/15	317
CSI	USD	2,151,997	NOK	16,904,000	09/16/15	(84,538)
CSI	USD	126,160	NOK	1,032,500	09/16/15	121
CSI	USD	4,390,373	NZD	6,597,500	09/16/15	(50,594)
CSI	USD	1,726,430	NZD	2,627,000	09/16/15	1,588
CSI	USD	638,090	PHP	28,900,000	09/16/15	(7,819)
CSI	USD	2,280,878	PLN	8,525,981	09/16/15	(23,495)
CSI	USD	445,372	PLN	1,689,019	09/16/15	1,822
CSI	USD	9,708,825	SEK	79,529,500	09/16/15	(482,719)
CSI	USD	4,474,461	SGD	6,045,000	09/16/15	(73,722)
CSI	USD	50,891	SGD	70,000	09/16/15	69
CSI	USD	2,675,498	TRY	7,265,000	09/16/15	(86,369)
CSI	USD	2,897,244	TWD	89,300,000	09/16/15	(67,735)
CSI	USD	1,309,632	ZAR	16,350,000	09/16/15	(26,908)
CSI	ZAR	950,000	USD	74,336	09/16/15	(195)
CSI	ZAR	18,600,000	USD	1,474,125	09/16/15	14,880
DB	CHF	3,500,000	GBP	2,389,243	09/02/15	104,950
DB	CHF	757,000	USD	811,100	08/20/15	27,301
DB	EUR	4,313,000	USD	4,791,094	08/20/15	53,418
DB	EUR	116,000	USD	126,260	08/20/15	(1,162)
DB	EUR	600,000	USD	653,798	09/16/15	(5,521)
DB	EUR	105,305	USD	116,803	10/09/15	1,048
DB	EUR	20,776,221	USD	23,051,071	10/20/15	208,645
DB	MXN	139,101,630	USD	9,108,398	09/17/15	503,671
DB	USD	5,999,130	CAD	7,448,421	08/07/15	(304,096)
DB	USD	3,776,769	CAD	4,700,000	08/12/15	(183,300)
DB	USD	3,701,022	CAD	4,600,000	09/14/15	(184,733)
DB	USD	348,611	EUR	318,000	08/20/15	701
DB	USD	600,012	EUR	541,000	08/20/15	(5,743)
DB	USD	875,998	KRW	971,000,000	09/09/15	(47,119)
DB	USD	3,559,008	MXN	54,700,000	08/20/15	(168,083)
MSCI	AUD	8,147,832	USD	6,145,419	09/16/15	203,303

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
MSCI	AUD	1,274,744	USD	926,416	09/16/15	$(3,240)
MSCI	CAD	25,567,854	USD	20,441,985	09/16/15	897,877
MSCI	CHF	5,566,056	USD	5,998,444	09/16/15	230,044
MSCI	CLP	8,862,934	USD	14,110	09/16/15	1,018
MSCI	EUR	275,096	USD	300,155	09/16/15	(2,138)
MSCI	EUR	4,099,370	USD	4,592,893	09/16/15	88,243
MSCI	GBP	11,623,866	USD	17,919,446	09/16/15	(227,466)
MSCI	GBP	329,660	USD	519,658	09/16/15	5,001
MSCI	JPY	290,440,353	USD	2,335,793	09/16/15	(8,910)
MSCI	JPY	249,838,457	USD	2,031,905	09/16/15	14,978
MSCI	NOK	178,315,438	USD	22,618,321	09/16/15	809,291
MSCI	NZD	8,342,300	USD	5,711,348	09/16/15	223,856
MSCI	SEK	44,371,105	USD	5,284,813	09/16/15	137,383
MSCI	SGD	21,841,149	USD	16,119,393	09/16/15	219,113
MSCI	USD	15,351,246	AUD	20,017,646	09/16/15	(752,616)
MSCI	USD	3,834,469	CAD	4,884,606	09/16/15	(100,669)
MSCI	USD	14,129,253	EUR	12,578,358	09/16/15	(307,347)
MSCI	USD	1,028,912	GBP	653,266	09/16/15	(9,049)
MSCI	USD	1,162,333	GBP	749,092	09/16/15	7,132
MSCI	USD	723,790	JPY	90,408,384	09/16/15	6,070
MSCI	USD	1,455,671	JPY	179,228,659	09/16/15	(8,771)
MSCI	USD	6,476,161	NOK	51,009,269	09/16/15	(237,427)
MSCI	USD	10,480,742	NZD	15,327,282	09/16/15	(398,589)
MSCI	USD	1,019,478	NZD	1,550,273	09/16/15	278
MSCI	USD	21,730,094	SEK	179,475,329	09/16/15	(909,414)
MSCI	USD	10,878,485	SGD	14,778,913	09/16/15	(119,487)
RBS	CAD	4,700,000	USD	3,879,798	08/12/15	286,329
RBS	CAD	1,660,000	USD	1,355,790	09/16/15	86,883
RBS	CHF	1,700,000	USD	1,848,736	09/16/15	86,935
RBS	EUR	11,700,000	USD	13,139,718	08/11/15	289,133
RBS	EUR	3,493,794	USD	3,957,375	09/16/15	118,170
RBS	EUR	100,999	USD	110,983	10/09/15	(40)
RBS	GBP	500,000	USD	781,406	08/14/15	637
RBS	HKD	4,000,000	USD	516,009	08/14/15	37
RBS	JPY	1,318,035,550	USD	10,915,331	08/28/15	278,090
RBS	SGD	450,000	USD	335,892	09/16/15	8,293
RBS	USD	2,400,937	CAD	3,000,000	08/07/15	(107,149)
RBS	USD	953,516	GBP	600,000	08/14/15	(16,594)
RBS	USD	7,721,231	JPY	959,000,000	08/28/15	18,404
RBS	USD	2,175,383	JPY	269,000,000	08/28/15	(4,411)
RBS	USD	7,414,881	MXN	113,100,000	08/24/15	(405,739)
						$5,677,560

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

Variance swaps3,9

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	GBP	7	10/16/15	Receive	FTSE 100 Index	14.71%	$—	$(4,780)	$(4,780)
BNP	GBP	38	12/18/15	Pay	FTSE 100 Index	16.60	—	141,476	141,476
BNP	GBP	3	12/18/15	Pay	FTSE 100 Index	16.85	—	13,516	13,516
BNP	GBP	17	12/18/15	Pay	FTSE 100 Index	17.00	—	84,621	84,621
BNP	GBP	14	12/16/16	Pay	FTSE 100 Index	18.60	—	46,857	46,857
BNP	GBP	19	12/16/16	Pay	FTSE 100 Index	19.20	—	69,210	69,210
BNP	GBP	18	12/16/16	Pay	FTSE 100 Index	19.60	—	71,398	71,398
BNP	HKD	500	12/30/15	Receive	China Enterprises Index (Hang Seng)	25.60	—	13,600	13,600
BNP	HKD	40	12/30/15	Receive	China Enterprises Index (Hang Seng)	25.85	—	(4,432)	(4,432)
BNP	HKD	220	12/30/15	Receive	China Enterprises Index (Hang Seng)	26.00	—	(38,364)	(38,364)
BNP	HKD	75	12/29/16	Receive	China Enterprises Index (Hang Seng)	27.40	—	(321)	(321)
BNP	HKD	100	12/29/16	Receive	China Enterprises Index (Hang Seng)	27.50	—	(2,594)	(2,594)
BNP	HKD	225	12/29/16	Receive	China Enterprises Index (Hang Seng)	28.20	—	(1,245)	(1,245)
BNP	HKD	160	12/29/16	Receive	China Enterprises Index (Hang Seng)	28.35	—	6,598	6,598
BNP	HKD	500	12/29/16	Receive	Hang Seng Index	25.20	—	(229,629)	(229,629)
BNP	KRW	16,400	10/08/15	Receive	Kospi 200 Index	14.90	—	(13,279)	(13,279)
BNP	KRW	2,500	12/10/15	Receive	Kospi 200 Index	19.50	—	(12,098)	(12,098)
BNP	KRW	6,000	12/10/15	Receive	Kospi 200 Index	19.70	—	(29,556)	(29,556)
BNP	KRW	55,000	12/10/15	Receive	Kospi 200 Index	20.05	—	(291,977)	(291,977)
BNP	KRW	43,000	12/10/15	Receive	Kospi 200 Index	22.50	—	(293,068)	(293,068)
BNP	KRW	20,000	12/08/16	Receive	Kospi 200 Index	19.80	—	(18,673)	(18,673)
BNP	KRW	20,000	12/08/16	Receive	Kospi 200 Index	19.90	—	(21,349)	(21,349)
BNP	KRW	40,000	12/08/16	Receive	Kospi 200 Index	21.00	—	(147,072)	(147,072)
BNP	KRW	30,000	12/08/16	Receive	Kospi 200 Index	21.40	—	(106,536)	(106,536)
BNP	USD	6	12/18/15	Pay	S&P 500 Index	17.85	—	23,561	23,561
BNP	USD	52	12/18/15	Pay	S&P 500 Index	18.20	—	238,268	238,268
BNP	USD	40	12/18/15	Pay	S&P 500 Index	20.60	—	259,844	259,844
BNP	USD	26	12/16/16	Pay	S&P 500 Index	19.20	—	65,610	65,610
BNP	USD	18	12/16/16	Pay	S&P 500 Index	19.95	—	(19,555)	(19,555)
BNP	USD	18	12/16/16	Pay	S&P 500 Index	20.25	—	25,326	25,326
BNP	USD	28	12/16/16	Pay	S&P 500 Index	21.10	—	100,396	100,396
BNP	USD	50	12/16/16	Pay	S&P 500 Index	22.55	—	239,880	239,880
BOA	GBP	7	10/16/15	Receive	FTSE 100 Index	14.60	—	(4,637)	(4,637)
CITI	HKD	43	12/30/15	Receive	Hang Seng Index	20.80	—	(13,874)	(13,874)
CITI	USD	32	12/18/15	Pay	S&P 500 Index	18.00	—	134,224	134,224
							$—	$281,346	$281,346

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
AUD	40,000	04/04/18	6 Month AUD Bank Bill Rate	4.078%	$1,015,667	$1,015,667
AUD	20,000	04/04/18	4.078%	6 Month AUD Bank Bill Rate	(507,834)	(32,300)
AUD	20,000	10/27/18	6 Month AUD Bank Bill Rate	3.275%	245,413	245,413
AUD	20,000	10/31/18	6 Month AUD Bank Bill Rate	3.278	244,843	244,843
AUD	10,000	11/14/18	6 Month AUD Bank Bill Rate	3.265	119,335	119,335
AUD	15,000	11/21/18	6 Month AUD Bank Bill Rate	3.235	171,080	171,080
AUD	5,931	05/08/19	6 Month AUD Bank Bill Rate	2.890	27,459	27,459
AUD	5,931	05/08/19	6 Month AUD Bank Bill Rate	2.908	28,880	28,880
AUD	3,954	05/08/19	6 Month AUD Bank Bill Rate	2.775	10,905	10,905
AUD	3,954	05/11/19	6 Month AUD Bank Bill Rate	2.833	15,013	15,013

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
AUD	1,977	05/11/19	6 Month AUD Bank Bill Rate	2.835%	$7,574	$7,574
AUD	1,977	05/12/19	6 Month AUD Bank Bill Rate	2.823	7,218	7,218
AUD	3,276	05/15/19	6 Month AUD Bank Bill Rate	2.961	18,072	18,072
1,648		07/10/21	2.383%	6 Month GBP LIBOR	(11,530)	(11,530)
1,648		07/17/21	2.380	6 Month GBP LIBOR	(11,139)	(11,139)
1,648		07/23/21	2.388	6 Month GBP LIBOR	(11,503)	(11,503)
5,000		07/23/21	2.361	6 Month GBP LIBOR	(29,026)	(29,026)
9,133		07/24/21	2.315	6 Month GBP LIBOR	(34,213)	(34,213)
8,882		07/27/21	2.271	6 Month GBP LIBOR	(15,783)	(15,783)
7,106		07/30/21	2.346	6 Month GBP LIBOR	(35,824)	(35,824)
USD	2,567	12/11/16	1.240	3 Month USD LIBOR	(11,332)	(11,332)
USD	6,506	12/14/16	1.273	3 Month USD LIBOR	(30,395)	(30,395)
USD	6,506	12/14/16	1.273	3 Month USD LIBOR	(30,395)	(30,395)
USD	13,012	12/16/16	1.228	3 Month USD LIBOR	(54,462)	(54,462)
USD	6,506	12/16/16	1.228	3 Month USD LIBOR	(27,231)	(27,231)
USD	6,506	12/17/16	1.225	3 Month USD LIBOR	(26,914)	(26,914)
USD	6,506	12/17/16	1.225	3 Month USD LIBOR	(26,914)	(26,914)
USD	6,506	12/18/16	1.185	3 Month USD LIBOR	(24,152)	(24,152)
USD	6,506	12/18/16	1.158	3 Month USD LIBOR	(22,367)	(22,367)
USD	6,506	12/21/16	1.205	3 Month USD LIBOR	(25,044)	(25,044)
USD	6,506	12/22/16	1.285	3 Month USD LIBOR	(30,083)	(30,083)
USD	6,415	12/23/16	1.300	3 Month USD LIBOR	(30,483)	(30,483)
USD	6,415	12/23/16	1.285	3 Month USD LIBOR	(29,526)	(29,526)
USD	12,830	12/24/16	1.330	3 Month USD LIBOR	(64,629)	(64,629)
USD	7,170	01/12/17	1.270	3 Month USD LIBOR	(28,933)	(28,933)
USD	7,170	01/12/17	1.245	3 Month USD LIBOR	(27,151)	(27,151)
USD	8,812	01/15/17	1.148	3 Month USD LIBOR	(24,236)	(24,236)
USD	16,188	01/19/17	1.076	3 Month USD LIBOR	(31,854)	(31,854)
USD	7,224	01/20/17	1.038	3 Month USD LIBOR	(11,304)	(11,304)
USD	7,224	01/22/17	1.043	3 Month USD LIBOR	(11,293)	(11,293)
USD	4,816	01/25/17	1.058	3 Month USD LIBOR	(7,980)	(7,980)
USD	4,816	01/26/17	1.125	3 Month USD LIBOR	(11,114)	(11,114)
USD	2,783	02/08/17	1.083	3 Month USD LIBOR	(4,521)	(4,521)
USD	2,783	02/22/17	1.410	3 Month USD LIBOR	(12,775)	(12,775)
USD	13,010	02/22/17	1.370	3 Month USD LIBOR	(54,550)	(54,550)
USD	10,408	02/23/17	1.308	3 Month USD LIBOR	(36,994)	(36,994)
USD	2,270	02/25/17	1.325	3 Month USD LIBOR	(8,370)	(8,370)
USD	1,900	02/25/17	1.317	3 Month USD LIBOR	(6,854)	(6,854)
USD	3,800	02/26/17	1.285	3 Month USD LIBOR	(12,411)	(12,411)
USD	3,800	03/02/17	1.262	3 Month USD LIBOR	(11,291)	(11,291)
USD	5,700	03/04/17	1.307	3 Month USD LIBOR	(19,254)	(19,254)
USD	7,600	03/07/17	1.348	3 Month USD LIBOR	(28,335)	(28,335)
USD	3,800	03/09/17	1.330	3 Month USD LIBOR	(13,333)	(13,333)
USD	3,800	03/10/17	1.411	3 Month USD LIBOR	(16,283)	(16,283)
USD	3,800	03/14/17	1.407	3 Month USD LIBOR	(15,856)	(15,856)
USD	5,930	03/16/17	1.352	3 Month USD LIBOR	(21,246)	(21,246)
USD	9,450	06/16/17	1.415	3 Month USD LIBOR	(21,698)	(21,698)
USD	1,175	12/11/24	3 Month USD LIBOR	2.965%	2,732	2,732
USD	2,989	12/12/24	3 Month USD LIBOR	2.976	8,377	8,377
USD	2,989	12/12/24	3 Month USD LIBOR	2.978	8,541	8,541
USD	5,978	12/16/24	3 Month USD LIBOR	2.875	(10,137)	(10,137)
USD	2,989	12/16/24	3 Month USD LIBOR	2.875	(5,068)	(5,068)
USD	2,989	12/17/24	3 Month USD LIBOR	2.860	(7,082)	(7,082)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	2,989	12/17/24	3 Month USD LIBOR	2.855%	$(7,738)	$(7,738)
USD	2,989	12/18/24	3 Month USD LIBOR	2.780	(17,622)	(17,622)
USD	2,989	12/18/24	3 Month USD LIBOR	2.780	(17,622)	(17,622)
USD	2,989	12/19/24	3 Month USD LIBOR	2.785	(17,015)	(17,015)
USD	2,989	12/23/24	3 Month USD LIBOR	2.900	(2,077)	(2,077)
USD	3,023	12/23/24	3 Month USD LIBOR	2.920	553	553
USD	3,023	12/23/24	3 Month USD LIBOR	2.910	(773)	(773)
USD	6,046	12/24/24	3 Month USD LIBOR	2.880	(9,602)	(9,602)
USD	2,954	01/13/25	3 Month USD LIBOR	2.650	(35,232)	(35,232)
USD	2,954	01/13/25	3 Month USD LIBOR	2.665	(33,290)	(33,290)
USD	1,904	03/16/25	3 Month USD LIBOR	2.715	(18,622)	(18,622)
USD	2,450	06/16/25	3 Month USD LIBOR	3.154	20,197	20,197
USD	3,247	07/14/25	3 Month USD LIBOR	3.284	43,905	43,905
USD	4,342	07/15/25	3 Month USD LIBOR	3.314	64,206	64,206
USD	6,512	07/16/25	3 Month USD LIBOR	3.291	89,750	89,750
USD	5,427	07/17/25	3 Month USD LIBOR	3.256	66,566	66,566
USD	2,202	07/20/25	3 Month USD LIBOR	3.206	22,203	22,203
USD	2,125	07/22/25	3 Month USD LIBOR	3.161	17,237	17,237
USD	8,683	07/23/25	3 Month USD LIBOR	3.177	76,166	76,166
USD	3,290	09/18/44	3.698%	3 Month USD LIBOR	(121,014)	(121,014)
USD	3,290	09/18/44	3.715	3 Month USD LIBOR	(124,119)	(124,119)
USD	1,645	09/18/44	3.735	3 Month USD LIBOR	(63,833)	(63,833)
USD	3,290	09/18/44	3.736	3 Month USD LIBOR	(127,844)	(127,844)
USD	1,645	09/19/44	3.755	3 Month USD LIBOR	(65,588)	(65,588)
USD	3,290	09/19/44	3.745	3 Month USD LIBOR	(129,313)	(129,313)
USD	8,225	09/22/44	3.736	3 Month USD LIBOR	(319,377)	(319,377)
USD	6,580	09/25/44	3.741	3 Month USD LIBOR	(257,482)	(257,482)
USD	3,290	09/25/44	3.645	3 Month USD LIBOR	(111,675)	(111,675)
USD	1,645	09/25/44	3.645	3 Month USD LIBOR	(55,837)	(55,837)
USD	3,290	09/25/44	3.650	3 Month USD LIBOR	(112,473)	(112,473)
USD	4,935	09/26/44	3.619	3 Month USD LIBOR	(160,604)	(160,604)
USD	4,935	09/29/44	3.632	3 Month USD LIBOR	(164,214)	(164,214)
USD	1,500	10/06/44	3.508	3 Month USD LIBOR	(39,781)	(39,781)
USD	1,500	10/06/44	3.475	3 Month USD LIBOR	(37,156)	(37,156)
USD	302	12/11/44	3.205	3 Month USD LIBOR	(4,133)	(4,133)
USD	786	12/12/44	3.200	3 Month USD LIBOR	(10,416)	(10,416)
USD	786	12/12/44	3.200	3 Month USD LIBOR	(10,416)	(10,416)
USD	1,572	12/17/44	3.122	3 Month USD LIBOR	(10,251)	(10,251)
USD	786	12/17/44	3.122	3 Month USD LIBOR	(5,125)	(5,125)
USD	786	12/17/44	3.085	3 Month USD LIBOR	(2,609)	(2,609)
USD	786	12/17/44	3.085	3 Month USD LIBOR	(2,609)	(2,609)
USD	786	12/18/44	2.990	3 Month USD LIBOR	3,851	3,851
USD	786	12/18/44	3.015	3 Month USD LIBOR	2,151	2,151
USD	786	12/19/44	3.000	3 Month USD LIBOR	3,169	3,169
USD	786	12/24/44	3.040	3 Month USD LIBOR	433	433
USD	714	12/24/44	3.070	3 Month USD LIBOR	(1,459)	(1,459)
USD	714	12/24/44	3.095	3 Month USD LIBOR	(3,003)	(3,003)
USD	1,428	12/24/44	3.040	3 Month USD LIBOR	787	787
USD	572	01/14/45	2.800	3 Month USD LIBOR	12,126	12,126
USD	572	01/14/45	2.815	3 Month USD LIBOR	11,385	11,385
USD	353	01/15/45	2.717	3 Month USD LIBOR	10,011	10,011
USD	647	01/16/45	2.648	3 Month USD LIBOR	22,189	22,189
USD	516	01/21/45	2.655	3 Month USD LIBOR	17,366	17,366

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	516	01/22/45	2.599%	3 Month USD LIBOR	$19,874	$19,874
USD	344	01/25/45	2.575	3 Month USD LIBOR	13,949	13,949
USD	344	01/28/45	2.703	3 Month USD LIBOR	10,147	10,147
USD	216	02/06/45	2.527	3 Month USD LIBOR	9,636	9,636
USD	215	02/20/45	2.820	3 Month USD LIBOR	4,149	4,149
USD	1,173	02/20/45	2.820	3 Month USD LIBOR	22,637	22,637
USD	938	02/25/45	2.889	3 Month USD LIBOR	12,533	12,533
USD	213	02/25/45	2.850	3 Month USD LIBOR	3,556	3,556
USD	333	02/25/45	2.827	3 Month USD LIBOR	6,219	6,219
USD	666	02/26/45	2.820	3 Month USD LIBOR	12,836	12,836
USD	999	03/04/45	2.776	3 Month USD LIBOR	23,027	23,027
USD	666	03/04/45	2.764	3 Month USD LIBOR	16,044	16,044
USD	1,332	03/05/45	2.836	3 Month USD LIBOR	23,803	23,803
USD	666	03/11/45	2.863	3 Month USD LIBOR	10,339	10,339
USD	666	03/11/45	2.956	3 Month USD LIBOR	5,028	5,028
USD	10,200	03/12/45	2.855	3 Month USD LIBOR	83,826	83,826
USD	666	03/13/45	2.830	3 Month USD LIBOR	12,263	12,263
USD	793	03/18/45	2.766	3 Month USD LIBOR	18,946	18,946
USD	2,763	06/08/45	3.100	3 Month USD LIBOR	(13,695)	(13,695)
USD	2,763	06/08/45	3.093	3 Month USD LIBOR	(12,600)	(12,600)
USD	2,763	06/11/45	3.083	3 Month USD LIBOR	(11,161)	(11,161)
USD	5,525	06/11/45	3.098	3 Month USD LIBOR	(26,702)	(26,702)
USD	4,144	06/11/45	3.138	3 Month USD LIBOR	(28,854)	(28,854)
USD	4,144	06/12/45	3.226	3 Month USD LIBOR	(48,138)	(48,138)
USD	1,500	06/15/45	3.180	3 Month USD LIBOR	(13,791)	(13,791)
USD	4,930	06/17/45	3.187	3 Month USD LIBOR	(61,779)	(61,779)
USD	3,700	06/25/45	3.236	3 Month USD LIBOR	(44,904)	(44,904)
USD	3,800	06/26/45	3.252	3 Month USD LIBOR	(49,501)	(49,501)
USD	1,900	06/29/45	3.245	3 Month USD LIBOR	(24,207)	(24,207)
USD	500	07/02/45	3.250	3 Month USD LIBOR	(6,453)	(6,453)
USD	1,400	07/02/45	3.208	3 Month USD LIBOR	(14,990)	(14,990)
USD	2,300	07/02/45	3.223	3 Month USD LIBOR	(26,357)	(26,357)
USD	1,400	07/09/45	3.170	3 Month USD LIBOR	(12,170)	(12,170)
					$(1,321,756)	$(846,222)

Centrally cleared credit default swaps—buy protection12

Referenced obligations[11]	Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Upfront payments received	Value	Unrealized depreciation
CDX North America High Yield Series 24 Index	USD	7,178	06/20/20	5.000%	$485,512	$(490,227)	$(4,715)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

Centrally cleared credit default swap agreements—sell protection13

Referenced obligations[11]	Notional amount (000)		Termination date	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[14]
CDX North America High Yield Series 24 Index	USD	14,741	06/20/20	5.000%	$(963,473)	$1,006,826	$43,353	3.42%
CDX North America High Yield Series 24 Index	USD	990	06/20/20	5.000	(70,535)	67,617	(2,918)	3.42
					$(1,034,008)	$1,074,443	$40,435

Total return swap agreements3

Counterparty	Notional amount (000)	Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10,15]	Upfront payments received (made)	Value	Unrealized appreciation
BNP	5,016	06/17/16	3 Month USD LIBOR	1.00%	$—	$178,580	$178,580

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$291,944,100	$—	$0	$291,944,100
Investment companies	—	60,533,500	—	60,533,500
Preferred stock	213,773	—	—	213,773
Rights	323	—	—	323
Warrants	1,023,298	—	—	1,023,298
Corporate notes	—	20,307,463	—	20,307,463
Non-US government obligations	—	30,663,485	—	30,663,485
Time deposits	—	172,141,977	—	172,141,977
Short-term US government obligations	—	140,636,315	—	140,636,315
Repurchase agreement	—	62,118,000	—	62,118,000
Options and swaptions purchased	706,124	854,354	—	1,560,478
Futures contracts	4,521,425	—	—	4,521,425
Forward foreign currency contracts	—	22,379,307	—	22,379,307
Swap agreements	—	5,511,580	—	5,511,580
Total	$298,409,043	$515,145,981	$0	$813,555,024
Liabilities
Investments sold short	$(52,818,467)	$—	$—	$(52,818,467)
Written options	(329,640)	—	—	(329,640)
Foreign exchange written options	—	(382,689)	—	(382,689)
Futures contracts	(1,972,684)	—	—	(1,972,684)
Forward foreign currency contracts	—	(16,701,747)	—	(16,701,747)
Swap agreements	—	(5,789,194)	—	(5,789,194)
Total	$(55,120,791)	$(22,873,630)	$—	$(77,994,421)

At July 31, 2015, there was a transfer from Level 2 to Level 1 of $(111,735) due to valuation being based upon an unadjusted quoted price from a US exchange rather than over-the-counter pricing. At July 31, 2014, $89,943,029 of foreign investments and $(20,520,490) of foreign investments sold short were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2015

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs (Level 3) for the year ended July 31, 2015:

Common stocks ($)
Beginning balance	$0
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2015, was $0.

Portfolio footnotes

*  Non-income producing security.

††  Amount represents less than 0.005%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options or futures.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Illiquid investments as of July 31, 2015.

4  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2015 and changes periodically.

5  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2015, the value of these securities amounted to 2.18% of net assets.

6  Perpetual investment. Date shown reflects the next call date.

7  Step bond that converts to the noted fixed rate at a designated future date.

8  Rates shown is the discount rate at date of purchase.

9  At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

10  Payments made/received are based on the notional amount.

11  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

12  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional value of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

13  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

15  Payment is based on the performance of the underlying 3 Month USD LIBOR.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

ALM  Application Lifecycle Management

AGM  Assured Guaranty Municipal Corporation

AMBAC  American Municipal Bond Assurance Corporation

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of July 31, 2015.

ASX  Australian Securities Exchange

BHAC  Berkshire Hathaway Assurance Corporation

BOBL  Bundesobligationen

CAC  French Stock Market Index

CDO  Collateralized Debt Obligation

CDX  Compound Index

CLO  Collateralized Loan Obligation

COFI  Cost of Funds Index

CVR  Contingent Value Right

DAX  German Stock Index

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FREMF  Finnish Real Estate Management Federation

FTSE  London Stock Exchange Index

FTSE MIB  Italian National Stock Exchange Index

FTSE/JSE  South Africa Stock Market Index

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IBEX  Spanish Exchange Index

iTraxx  Credit default swap index products covering regions of Europe, Australia, Japan and non-Japan Asia

JGB  Japan Government Bond

KOSPI  Korea Composite Stock Price Index

LIBOR  London Interbank Offered Rate

MTN  Medium Term Note

NATL-RE  National Reinsurance

NIKKEI  Tokyo Stock Exchange Index

OJSC  Open Joint Stock Company

OMX  Stockholm Stock Exchange

OMX 30  Stockholm Stock Exchange

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SBA  Small Business Administration

SDR  Special Drawing Rights

S&P  Standard and Poor's

SCSDE  South Carolina School District Enhancement

SGX  Singapore Stock eXchange

SPDR  Standard and Poor's Depository Receipts

SPI  Swiss Performance Index

STOXX  A series of market indexes that are representative of the European and global markets.

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

TOPIX  Tokyo Stock Price Index

See accompanying notes to financial statements.

PACE Select Advisors Trust

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

Counterparty acronyms:

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GSB  Goldman Sachs Bank USA

GSI  Goldman Sachs International

GSCM  Goldman Sachs Capital Management

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

WBC  Westpac Banking Corp.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2015 to July 31, 2015.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value February 1, 2015	Ending account value July 31, 2015	Expenses paid during period[1] 02/01/15 to 07/31/15	Expense ratio during the period
PACE Money Market Investments
Class P	Actual	$1,000.00	$1,000.00	$0.79	0.16%
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.00	0.80	0.16
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	1,000.00	4.81	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.98	4.86	0.97
Class C	Actual	1,000.00	997.50	7.28	1.47
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.51	7.35	1.47
Class Y	Actual	1,000.00	1,001.20	3.57	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	3.61	0.72
Class P	Actual	1,000.00	1,001.20	3.57	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	3.61	0.72
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,000.10	4.61	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66	0.93
Class C	Actual	1,000.00	996.80	7.08	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.70	7.15	1.43
Class Y	Actual	1,000.00	1,001.40	3.37	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
Class P	Actual	1,000.00	1,001.40	3.37	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	982.80	4.67	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	4.76	0.95
Class C	Actual	1,000.00	979.80	7.41	1.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.31	7.55	1.51
Class Y	Actual	1,000.00	982.40	4.03	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.73	4.11	0.82
Class P	Actual	1,000.00	983.30	3.93	0.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	4.01	0.80

PACE Select Advisors Trust

		Beginning account value February 1, 2015	Ending account value July 31, 2015	Expenses paid during period[1] 02/01/15 to 07/31/15	Expense ratio during the period
PACE Municipal Fixed Income Investments
Class A	Actual	$1,000.00	$986.10	$4.43	0.90%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	4.51	0.90
Class C	Actual	1,000.00	983.60	6.89	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.00	1.40
Class Y	Actual	1,000.00	987.30	3.20	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.57	3.26	0.65
Class P	Actual	1,000.00	988.00	3.20	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.57	3.26	0.65
PACE International Fixed Income Investments
Class A	Actual	1,000.00	966.40	5.66	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.04	5.81	1.16
Class C	Actual	1,000.00	964.00	8.03	1.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.61	8.25	1.65
Class Y	Actual	1,000.00	967.10	4.93	1.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.06	1.01
Class P	Actual	1,000.00	967.20	4.93	1.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.06	1.01
PACE High Yield Investments
Class A	Actual	1,000.00	1,015.00	6.15	1.23
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.16	1.23
Class C	Actual	1,000.00	1,012.40	8.58	1.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.27	8.60	1.72
Class Y	Actual	1,000.00	1,016.00	5.05	1.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.06	1.01
Class P	Actual	1,000.00	1,015.90	5.15	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.69	5.16	1.03

PACE Select Advisors Trust

		Beginning account value February 1, 2015	Ending account value July 31, 2015	Expenses paid during period[1] 02/01/15 to 07/31/15	Expense ratio during the period
PACE Large Co Value Equity Investments
Class A	Actual	$1,000.00	$1,044.00	$7.30	1.44%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.65	7.20	1.44
Class C	Actual	1,000.00	1,039.90	11.23	2.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.79	11.08	2.22
Class Y	Actual	1,000.00	1,045.30	6.09	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class P	Actual	1,000.00	1,045.00	6.14	1.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.79	6.06	1.21
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,095.60	6.08	1.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.99	5.86	1.17
Class C	Actual	1,000.00	1,091.50	10.27	1.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.98	9.89	1.98
Class Y	Actual	1,000.00	1,097.20	4.78	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.23	4.61	0.92
Class P	Actual	1,000.00	1,097.30	4.73	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.28	4.56	0.91
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	1,068.80	6.21	1.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.79	6.06	1.21
Class C	Actual	1,000.00	1,065.10	10.14	1.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.98	9.89	1.98
Class Y	Actual	1,000.00	1,069.20	5.64	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10
Class P	Actual	1,000.00	1,069.30	5.54	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.44	5.41	1.08

PACE Select Advisors Trust

		Beginning account value February 1, 2015	Ending account value July 31, 2015	Expenses paid during period[1] 02/01/15 to 07/31/15	Expense ratio during the period
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	$1,000.00	$1,148.20	$6.23	1.17%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.99	5.86	1.17
Class C	Actual	1,000.00	1,143.70	10.31	1.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	9.69	1.94
Class Y	Actual	1,000.00	1,148.40	5.86	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10
Class P	Actual	1,000.00	1,148.10	5.81	1.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.39	5.46	1.09
PACE International Equity Investments
Class A	Actual	1,000.00	1,046.60	9.39	1.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.62	9.25	1.85
Class C	Actual	1,000.00	1,043.20	13.42	2.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.65	13.22	2.65
Class Y	Actual	1,000.00	1,048.20	8.07	1.59
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.91	7.95	1.59
Class P	Actual	1,000.00	1,048.30	8.08	1.59
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.91	7.95	1.59
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	925.50	7.64	1.60
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.86	8.00	1.60
Class C	Actual	1,000.00	922.40	11.34	2.38
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.99	11.88	2.38
Class Y	Actual	1,000.00	926.50	6.83	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.70	7.15	1.43
Class P	Actual	1,000.00	926.10	6.88	1.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.65	7.20	1.44

PACE Select Advisors Trust

		Beginning account value February 1, 2015	Ending account value July 31, 2015	Expenses paid during period[1] 02/01/15 to 07/31/15	Expense ratio during the period
PACE Global Real Estate Securities Investments
Class A	Actual	$1,000.00	$954.30	$7.03	1.45%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class C	Actual	1,000.00	951.20	10.64	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.89	10.99	2.20
Class Y	Actual	1,000.00	955.50	5.82	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class P	Actual	1,000.00	955.40	5.82	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,026.80	9.80	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.13	9.74	1.95
Class C	Actual	1,000.00	1,023.00	13.09	2.61
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.85	13.02	2.61
Class Y	Actual	1,000.00	1,027.70	8.40	1.67
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.51	8.35	1.67
Class P	Actual	1,000.00	1,027.80	8.15	1.62
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.76	8.10	1.62

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

PACE Select Advisors Trust

Statement of assets and liabilities

July 31, 2015

	PACE Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost—$130,996,901; $813,886,965; $414,717,444; $1,022,187,413; $393,461,914; $569,756,430 and $417,903,157, respectively)[1]	$130,996,901	$821,133,743	$414,905,493	$1,021,473,045
Investments of cash collateral in affiliated issuer from securities loaned, at value (cost—$0; $0; $15,390,673; $14,444,243; $0; $3,074,700 and $84,978,673, respectively)	—	—	15,390,673	14,444,243
Repurchase agreements, at value (cost—$37,441,000; $254,000; $5,394,000; $8,790,000; $0; $4,125,000 and $14,021,000, respectively)	37,441,000	254,000	5,394,000	8,790,000
Total investments in securities, at value (cost—$168,437,901; $814,140,965; $435,502,117; $1,045,421,656; $393,461,914; $576,956,130 and $516,902,830, respectively)	$168,437,901	$821,387,743	$435,690,166	$1,044,707,288
Cash	83	7,130	1,139	197,358
Cash collateral on futures	—	—	243,064	2,441,247
Cash collateral for forward foreign currency contracts	—	—	—	—
Cash collateral on swap agreements	—	781,000	451,600	2,840,000
Cash collateral on investments sold short	—	—	—	—
Foreign currency, at value (cost—$0; $0; $458,665; $3,477,231; $0; $998,815 and $7,022,660, respectively)	—	—	395,264	3,472,260
Receivable for investments sold	—	29,894,347	33,052,312	3,043,664
Receivable for investments sold short	—	184,706,094	—	—
Receivable for shares of beneficial interest sold	447,855	662,604	490,274	938,564
Receivable from affiliate	38,707	—	—	—
Receivable for when issued TBA securities	—	270,285,305	—	1,052,734
Receivable for interest	33,416	1,386,024	2,076,462	7,022,839
Swap agreements, at value[2]	—	—	—	116,149
Due from broker	—	—	112,211	1,256,791
Unrealized appreciation on forward foreign currency contracts	—	—	98,868	2,860,832
Receivable for variation margin on futures contracts	—	—	107,386	28,215
Receivable for foreign tax reclaims	—	—	222	—
Receivable for variation margin on centrally cleared swap agreements	—	84,310	—	—
Other assets	17,062	31,657	30,348	37,998
Total assets	168,975,024	1,309,226,214	472,749,316	1,070,015,939
Liabilities:
Payable for shares of beneficial interest repurchased	232,650	712,082	601,798	968,630
Payable to custodian	1,590	19,734	17,852	44,446
Dividends payable to shareholders	790	—	—	—
Payable for when issued TBA securities	—	596,137,996	—	7,766,180
Investments sold short, at value (proceeds—$0; $171,712,656; $3,168,734; $0; $0; $0 and $0, respectively)	—	173,397,996	3,191,484	—
Payable for investments purchased	—	6,612,504	26,608,404	6,876,722
Options and swaptions written, at value (premiums received $0; $2,083,101; $847,243; $951,017; $0; $0 and $0, respectively)	—	1,649,132	599,595	560,949
Due to broker	—	619,986	11,541	1,540,216
Payable to affiliate	—	240,045	115,946	466,181
Swap agreements, at value[2]	—	33,147	250	818,996
Payable for cash collateral from securities loaned	—	—	15,390,673	14,444,243
Payable for variation margin on centrally cleared swap agreements	—	—	180,738	197,995
Unrealized depreciation on forward foreign currency contracts	—	—	41,452	1,639,760
Payable for variation margin on futures contracts	—	—	17,401	601,509
Payable for dividend and interest expense on investments sold short	—	—	4,000	—
Payable for treasury roll transactions	—	—	—	112,349,754
Deferred payable for treasury roll transactions	—	—	—	28,563
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	—	—
Accrued expenses and other liabilities	236,877	381,267	302,257	344,306
Total liabilities	471,907	779,803,889	47,083,391	148,648,450

1  Includes $0; $0; $15,107,314; $14,189,978; $0; $3,012,751 and $83,055,927, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments were $18,289, $393 and $991,766, respectively.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost—$130,996,901; $813,886,965; $414,717,444; $1,022,187,413; $393,461,914; $569,756,430 and $417,903,157, respectively)[1]	$407,473,219	$540,705,987	$412,562,772
Investments of cash collateral in affiliated issuer from securities loaned, at value (cost—$0; $0; $15,390,673; $14,444,243; $0; $3,074,700 and $84,978,673, respectively)	—	3,074,700	84,978,673
Repurchase agreements, at value (cost—$37,441,000; $254,000; $5,394,000; $8,790,000; $0; $4,125,000 and $14,021,000, respectively)	—	4,125,000	14,021,000
Total investments in securities, at value (cost—$168,437,901; $814,140,965; $435,502,117; $1,045,421,656; $393,461,914; $576,956,130 and $516,902,830, respectively)	$407,473,219	$547,905,687	$511,562,445
Cash	—	337	273,829
Cash collateral on futures	—	2,883,613	—
Cash collateral for forward foreign currency contracts	—	—	—
Cash collateral on swap agreements	—	—	—
Cash collateral on investments sold short	—	—	—
Foreign currency, at value (cost—$0; $0; $458,665; $3,477,231; $0; $998,815 and $7,022,660, respectively)	—	960,829	7,042,129
Receivable for investments sold	1,805,982	—	11,341,229
Receivable for investments sold short	—	—	—
Receivable for shares of beneficial interest sold	208,157	584,574	519,601
Receivable from affiliate	—	—	—
Receivable for when issued TBA securities	—	—	—
Receivable for interest	4,597,486	5,555,220	7,762,687
Swap agreements, at value[2]	—	—	—
Due from broker	—	1,180,801	—
Unrealized appreciation on forward foreign currency contracts	—	3,059,276	796,533
Receivable for variation margin on futures contracts	—	—	—
Receivable for foreign tax reclaims	—	5,906	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
Other assets	29,215	32,566	32,996
Total assets	414,114,059	562,168,809	539,331,449
Liabilities:
Payable for shares of beneficial interest repurchased	232,105	596,483	407,374
Payable to custodian	11,730	42,710	15,965
Dividends payable to shareholders	—	—	—
Payable for when issued TBA securities	—	—	—
Investments sold short, at value (proceeds—$0; $171,712,656; $3,168,734; $0; $0; $0 and $0, respectively)	—	—	—
Payable for investments purchased	3,989,003	—	14,764,974
Options and swaptions written, at value (premiums received $0; $2,083,101; $847,243; $951,017; $0; $0 and $0, respectively)	—	—	—
Due to broker	—	—	—
Payable to affiliate	192,494	328,043	257,310
Swap agreements, at value[2]	—	—	—
Payable for cash collateral from securities loaned	—	3,074,700	84,978,673
Payable for variation margin on centrally cleared swap agreements	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	2,979,558	182,560
Payable for variation margin on futures contracts	—	401,703	—
Payable for dividend and interest expense on investments sold short	—	—	—
Payable for treasury roll transactions	—	—	—
Deferred payable for treasury roll transactions	—	—	—
Payable for foreign withholding taxes and foreign capital gains taxes	—	6,594	—
Accrued expenses and other liabilities	140,108	387,271	301,289
Total liabilities	4,565,440	7,817,062	100,908,145

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2015

	PACE Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$168,502,451	$537,925,111	$421,507,538	$919,108,767
Accumulated undistributed (distributions in excess of) net investment income	—	395,813	1,930,867	10,481,898
Accumulated net realized gain (loss)	666	(14,745,686)	1,656,763	(3,851,089)
Net unrealized appreciation (depreciation)	—	5,847,087	570,757	(4,372,087)
Net assets	$168,503,117	$529,422,325	$425,665,925	$921,367,489
Class A
Net assets	$—	$47,860,355	$19,932,275	$13,699,286
Shares outstanding	—	3,693,370	1,613,166	983,310
Net asset value per share	$—	$12.96	$12.36	$13.93
Maximum offering price per share	$—	$13.57	$12.94	$14.60
Class C
Net assets	$—	$12,886,608	$1,930,889	$11,752,376
Shares outstanding	—	993,202	156,046	843,380
Net asset value and offering price per share	$—	$12.97	$12.37	$13.93
Class Y
Net assets	$—	$46,071,249	$444,461	$2,543,303
Shares outstanding	—	3,554,695	35,972	182,841
Net asset value, offering price and redemption value per share[1]	$—	$12.96	$12.36	$13.91
Class P
Net assets	$168,503,117	$422,604,113	$403,358,300	$893,372,524
Shares outstanding	168,501,249	32,595,865	32,640,319	64,156,564
Net asset value, offering price and redemption value per share[1]	$1.00	$12.96	$12.36	$13.92

1  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$393,774,820	$612,569,975	$454,813,066
Accumulated undistributed (distributions in excess of) net investment income	1,551	(10,592,878)	(2,903,233)
Accumulated net realized gain (loss)	1,760,943	(18,135,768)	(8,789,422)
Net unrealized appreciation (depreciation)	14,011,305	(29,489,582)	(4,697,107)
Net assets	$409,548,619	$554,351,747	$438,423,304
Class A
Net assets	$53,922,551	$44,725,116	$5,330,173
Shares outstanding	4,103,468	4,497,471	549,673
Net asset value per share	$13.14	$9.94	$9.70
Maximum offering price per share	$13.76	$10.41	$10.16
Class C
Net assets	$10,388,313	$2,994,289	$3,913,490
Shares outstanding	790,381	300,897	403,983
Net asset value and offering price per share	$13.14	$9.95	$9.69
Class Y
Net assets	$80,631	$4,510,277	$1,118,558
Shares outstanding	6,131	454,999	114,975
Net asset value, offering price and redemption value per share[1]	$13.15	$9.91	$9.73
Class P
Net assets	$345,157,124	$502,122,065	$428,061,083
Shares outstanding	26,256,692	50,500,716	44,050,131
Net asset value, offering price and redemption value per share[1]	$13.15	$9.94	$9.72

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2015

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,442,331,342; $1,097,639,567; $489,834,310; $464,947,181; $1,129,265,857; $449,072,380; $145,245,207 and $719,835,660, respectively)[1]	$1,564,146,062	$1,417,473,642	$534,612,272	$565,345,292
Investments of cash collateral in affiliated issuer from securities loaned, at value (cost—$6,993,833; $3,716,848; $30,655,405; $93,660,105; $29,746,054; $24,172,620; $1,874,653 and $0, respectively)	6,993,833	3,716,848	30,655,405	93,660,105
Repurchase agreements, at value (cost—$30,013,000; $6,670,000; $10,918,000; $12,843,000; $11,262,000; $9,102,000; $1,247,000 and $62,118,000, respectively)	30,013,000	6,670,000	10,918,000	12,843,000
Total investments in securities, at value (cost—$1,479,338,175; $1,108,026,415; $531,407,715; $571,450,286; $1,170,273,911; $482,347,000; $148,366,860 and $781,953,660, respectively)	$1,601,152,895	$1,427,860,490	$576,185,677	$671,848,397
Cash	—	—	1,439	159,017
Cash collateral on futures	—	—	—	—
Cash collateral for forward foreign currency contracts	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on options written	—	—	—	—
Cash collateral on investments sold short	18,140,679	—	—	—
Foreign currency, at value (cost—$0; $0; $0; $0; $123,462; $2,536,952; $43,910 and $874,925, respectively)	—	—	—	—
Receivable for investments sold	4,287,080	5,550,192	10,374,239	10,436,249
Receivable for investments sold short	2,706,369	—	—	—
Receivable for shares of beneficial interest sold	673,044	640,708	402,534	333,732
Receivable for dividends	1,291,782	214,549	161,331	65,216
Swap agreements, at value[2]	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—
Receivable for variation margin on swap agreements	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for foreign tax reclaims	2,282	55,970	—	—
Other assets	44,772	44,013	30,565	30,095
Total assets	1,628,298,903	1,434,365,922	587,155,785	682,872,706
Liabilities:
Investments sold short, at value (proceeds—$181,303,197; $0; $0; $0; $124,090,046; $0; $0 and $61,932,779, respectively)	186,669,830	—	—	—
Payable for investments purchased	7,101,773	1,530,990	5,077,102	9,011,975
Payable for cash collateral from securities loaned	25,134,512	3,716,848	30,655,405	93,660,105
Payable for shares of beneficial interest repurchased	1,122,981	1,114,580	520,671	578,050
Payable to affiliate	909,883	937,700	385,513	375,726
Payable for dividend and interest expense on investments sold short	154,629	—	—	—
Payable to custodian	49,431	395,893	18,324	18,844
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	2,361	—
Deferred foreign capital gain taxes payable	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Due to broker	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $1,621,815, respectively)	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—
Accrued expenses and other liabilities	527,057	390,992	363,465	364,487
Total liabilities	221,670,096	8,087,003	37,022,841	104,009,187
1  Includes $35,148,808; $76,061,339; $120,693,659; $143,430,284; $74,548,307; $24,407,378; $9,544,975 and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments made by PACE Alternative Strategies Investments were $0.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,442,331,342; $1,097,639,567; $489,834,310; $464,947,181; $1,129,265,857; $449,072,380; $145,245,207 and $719,835,660, respectively)[1]	$1,187,273,474	$422,335,991	$147,032,070	$719,024,712
Investments of cash collateral in affiliated issuer from securities loaned, at value (cost—$6,993,833; $3,716,848; $30,655,405; $93,660,105; $29,746,054; $24,172,620; $1,874,653 and $0, respectively)	29,746,054	24,172,620	1,874,653	—
Repurchase agreements, at value (cost—$30,013,000; $6,670,000; $10,918,000; $12,843,000; $11,262,000; $9,102,000; $1,247,000 and $62,118,000, respectively)	11,262,000	9,102,000	1,247,000	62,118,000
Total investments in securities, at value (cost—$1,479,338,175; $1,108,026,415; $531,407,715; $571,450,286; $1,170,273,911; $482,347,000; $148,366,860 and $781,953,660, respectively)	$1,228,281,528	$455,610,611	$150,153,723	$781,142,712
Cash	1,786	2,137	632,988	197,898
Cash collateral on futures	—	—	—	6,382,853
Cash collateral for forward foreign currency contracts	—	—	—	950,429
Cash collateral on swap agreements	—	—	—	1,637,402
Cash collateral on options written	—	—	—	444,115
Cash collateral on investments sold short	42,534,764	—	—	51,445,503
Foreign currency, at value (cost—$0; $0; $0; $0; $123,462; $2,536,952; $43,910 and $874,925, respectively)	123,445	2,527,496	43,745	870,401
Receivable for investments sold	1,437,762	2,689,105	1,080,418	4,877,969
Receivable for investments sold short	—	—	—	—
Receivable for shares of beneficial interest sold	848,524	632,894	123,753	1,094,240
Receivable for dividends	1,773,413	1,404,303	200,513	850,622
Swap agreements, at value[2]	—	—	—	459,926
Receivable for variation margin on futures contracts	—	—	—	2,959,648
Receivable for variation margin on swap agreements	—	—	—	7,329
Due from broker	—	—	—	8,010,671
Unrealized appreciation on forward foreign currency contracts	—	—	—	22,379,307
Receivable for foreign tax reclaims	1,360,622	—	11,709	48,164
Other assets	39,737	30,752	18,444	43,954
Total assets	1,276,401,581	462,897,298	152,265,293	883,803,143
Liabilities:
Investments sold short, at value (proceeds—$181,303,197; $0; $0; $0; $124,090,046; $0; $0 and $61,932,779, respectively)	128,425,666	—	—	52,818,467
Payable for investments purchased	705,756	3,794,061	708,520	2,374,855
Payable for cash collateral from securities loaned	72,280,818	24,172,620	1,874,653	—
Payable for shares of beneficial interest repurchased	965,000	417,960	148,548	1,611,165
Payable to affiliate	782,893	383,192	58,624	885,520
Payable for dividend and interest expense on investments sold short	155,502	—	—	55,956
Payable to custodian	84,915	70,065	9,417	47,243
Payable for foreign withholding taxes and foreign capital gains taxes	231,344	525,233	81,915	4,156
Deferred foreign capital gain taxes payable	—	246,716	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	16,701,747
Due to broker	—	—	—	5,946,306
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $1,621,815, respectively)	—	—	—	712,329
Payable for variation margin on futures contracts	—	—	—	410,907
Accrued expenses and other liabilities	573,936	402,439	303,439	310,214
Total liabilities	204,205,830	30,012,286	3,185,116	81,878,865

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)

July 31, 2015

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,155,929,583	$932,471,129	$461,432,323	$406,963,142
Accumulated undistributed (distributions in excess of) net investment income	10,191,229	1,878,487	1,948,504	158,706
Accumulated net realized gain (loss)	124,059,908	172,095,228	41,974,155	71,343,560
Net unrealized appreciation (depreciation)	116,448,087	319,834,075	44,777,962	100,398,111
Net assets	$1,406,628,807	$1,426,278,919	$550,132,944	$578,863,519
Class A
Net assets	$124,197,574	$46,777,014	$18,334,067	$28,386,433
Shares outstanding	5,236,791	1,782,726	881,044	1,388,064
Net asset value per share	$23.72	$26.24	$20.81	$20.45
Maximum offering price per share	$25.10	$27.77	$22.02	$21.64
Class C
Net assets	$14,500,111	$4,104,473	$4,842,534	$4,116,290
Shares outstanding	612,146	180,099	269,238	240,647
Net asset value and offering price per share	$23.69	$22.79	$17.99	$17.11
Class Y
Net assets	$19,592,963	$16,173,841	$997,523	$843,788
Shares outstanding	824,030	599,479	46,435	38,936
Net asset value, offering price and redemption value per share[1]	$23.78	$26.98	$21.48	$21.67
Class P
Net assets	$1,248,338,159	$1,359,223,591	$525,958,820	$545,517,008
Shares outstanding	52,707,544	50,666,767	24,697,669	25,489,384
Net asset value, offering price and redemption value per share[1]	$23.68	$26.83	$21.30	$21.40

1  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,163,263,982	$483,395,432	$151,963,013	$804,742,599
Accumulated undistributed (distributions in excess of) net investment income	11,988,150	4,022,237	1,526,729	20,453,216
Accumulated net realized gain (loss)	(156,664,121)	(27,571,368)	(6,192,001)	(40,283,603)
Net unrealized appreciation (depreciation)	53,607,740	(26,961,289)	1,782,436	17,012,066
Net assets	$1,072,195,751	$432,885,012	$149,080,177	$801,924,278
Class A
Net assets	$33,881,578	$4,706,900	$362,917	$7,407,863
Shares outstanding	2,252,441	398,713	48,350	667,619
Net asset value per share	$15.04	$11.81	$7.51	$11.10
Maximum offering price per share	$15.92	$12.50	$7.95	$11.75
Class C
Net assets	$2,744,157	$1,660,661	$340,075	$9,384,550
Shares outstanding	186,450	152,000	47,186	880,182
Net asset value and offering price per share	$14.72	$10.93	$7.21	$10.66
Class Y
Net assets	$19,149,942	$8,766,501	$281,044	$2,449,135
Shares outstanding	1,276,915	732,570	38,500	220,247
Net asset value, offering price and redemption value per share[1]	$15.00	$11.97	$7.30	$11.12
Class P
Net assets	$1,016,420,074	$417,750,950	$148,096,141	$782,682,730
Shares outstanding	67,915,152	35,079,577	20,350,060	70,573,041
Net asset value, offering price and redemption value per share[1]	$14.97	$11.91	$7.28	$11.09

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the year ended July 31, 2015

	PACE Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$92,524	$603,986
Interest (net of foreign withholding taxes of $0; $1,225; $0; $8,221; $0; $10,534 and $0, respectively)	$319,012	$10,207,901	$9,488,454	32,447,781
Securities lending income (includes $0; $0; $2,762; $825; $0; $66 and $5,753, respectively earned from an affiliated entity)	—	—	121,657	12,083
	319,012	10,207,901	9,702,635	33,063,850
Expenses:
Investment management and administration fees	734,053	3,429,807	2,338,491	5,636,026
Service fees–Class A	—	133,553	59,098	62,792
Service and distribution fees–Class C	—	100,170	15,464	102,860
Transfer agency and related services fees	888,603	872,995	687,226	972,078
Professional fees	116,055	199,965	251,357	223,469
Reports and notices to shareholders	94,667	48,934	49,394	60,341
State registration fees	30,071	58,289	54,813	62,900
Trustees' fees	26,200	32,622	30,305	40,274
Custody and accounting fees	20,391	233,806	217,792	515,963
Insurance expense	6,339	14,887	11,760	24,868
Interest expense	—	—	3,112	187,353
Other expenses	27,969	41,023	22,977	38,300
	1,944,348	5,166,051	3,741,789	7,927,224
Fee waivers and/or expense reimbursements	(1,646,346)	(950,844)	(663,625)	(189,928)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	—
Net expenses	298,002	4,215,207	3,078,164	7,737,296
Net investment income	21,010	5,992,694	6,624,471	25,326,554
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	1,868	8,942,280	2,110,998	13,102,774
Futures	—	(19,173)	310,505	(6,041,243)
Options and swaptions written	—	1,244,707	203,356	545,287
Investments sold short	—	(467,772)	—	—
Swap agreements	—	(958,073)	(201,546)	8,442,554
Forward foreign currency contracts	—	—	529,749	21,562,285
Foreign currency transactions	—	—	(40,041)	130,174
Net realized gain (loss)	1,868	8,741,969	2,913,021	37,741,831
Net change in unrealized appreciation/depreciation of:
Investments in unaffiliated issuers	—	3,507,406	(1,622,995)	(30,752,063)
Futures	—	—	276,792	1,042,920
Options and swaptions written	—	387,659	(20,400)	117,336
Investments sold short	—	(1,671,340)	(22,750)	(1,179)
Swap agreements	—	(165,312)	13,222	(7,598,726)
Forward foreign currency contracts	—	—	8,477	1,033,438
Other assets and liabilities denominated in foreign currency	—	—	(70,549)	(45,069)
Net change in unrealized appreciation/depreciation	—	2,058,413	(1,438,203)	(36,203,343)
Net realized and unrealized gain (loss) from investment activities	1,868	10,800,382	1,474,818	1,538,488
Net increase in net assets resulting from operations	$22,878	$16,793,076	$8,099,289	$26,865,042

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$53,217
Interest (net of foreign withholding taxes of $0; $1,225; $0; $8,221; $0; $10,534 and $0, respectively)	13,636,746	15,710,653	28,681,630
Securities lending income (includes $0; $0; $2,762; $825; $0; $66 and $5,753, respectively earned from an affiliated entity)	—	1,105	171,672
	13,636,746	15,711,758	28,906,519
Expenses:
Investment management and administration fees	2,180,487	4,316,267	3,600,276
Service fees–Class A	146,215	131,078	29,608
Service and distribution fees–Class C	81,816	29,532	35,066
Transfer agency and related services fees	153,991	984,509	744,328
Professional fees	149,664	192,006	164,597
Reports and notices to shareholders	17,669	57,291	48,718
State registration fees	53,955	58,847	56,763
Trustees' fees	29,762	33,043	30,570
Custody and accounting fees	138,525	524,012	194,399
Insurance expense	10,526	15,187	11,542
Interest expense	—	17,834	—
Other expenses	31,025	34,859	31,973
	2,993,635	6,394,465	4,947,840
Fee waivers and/or expense reimbursements	(96,259)	(612,159)	(254,272)
Recoupment of fees waived or expenses previously reimbursed	2,788	127,756	—
Net expenses	2,900,164	5,910,062	4,693,568
Net investment income	10,736,582	9,801,696	24,212,951
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	2,565,096	(5,857,065)	(10,743,708)
Futures	—	1,683,637	(1,202,691)
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	17,798,465	9,799,408
Foreign currency transactions	—	(2,842,254)	(471,554)
Net realized gain (loss)	2,565,096	10,782,783	(2,618,545)
Net change in unrealized appreciation/depreciation of:
Investments in unaffiliated issuers	(3,970,786)	(45,903,668)	(30,857,628)
Futures	—	(2,363,561)	(245,048)
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	(1,762,307)	(557,435)
Other assets and liabilities denominated in foreign currency	—	4,597	47,026
Net change in unrealized appreciation/depreciation	(3,970,786)	(50,024,939)	(31,613,085)
Net realized and unrealized gain (loss) from investment activities	(1,405,690)	(39,242,156)	(34,231,630)
Net increase in net assets resulting from operations	$9,330,892	$(29,440,460)	$(10,018,679)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the year ended July 31, 2015

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends (net of foreign withholding taxes of $167,784; $26,137; $28,863; $19,329; $3,107,729; $1,319,218; $81,226 and $141,133, respectively)	$35,109,182	$8,340,437	$9,448,160	$2,160,088
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $0; $0 and $0, respectively)	—	—	—	—
Securities lending income (includes $246; $733; $3,269; $8,354; $4,152; $2,894; $272 and $0, respectively earned from an affiliated entity)	51,844	63,513	229,321	558,156
	35,161,026	8,403,950	9,677,481	2,718,244
Expenses:
Investment management and administration fees	10,761,752	10,931,604	4,440,700	4,364,812
Service fees–Class A	347,259	135,006	58,730	80,220
Service and distribution fees–Class C	153,581	41,576	50,996	40,324
Dividend expense, interest expense and other borrowing costs for investments sold short	5,021,766	—	—	—
Transfer agency and related services fees	1,151,381	1,086,761	1,031,570	1,036,814
Custody and accounting fees	563,119	544,662	215,481	211,697
Professional fees	211,135	158,219	148,419	152,819
Reports and notices to shareholders	101,209	76,865	55,676	80,440
State registration fees	66,327	66,642	55,931	55,517
Trustees' fees	49,978	49,089	32,685	32,865
Insurance expense	38,498	36,696	14,417	14,409
Interest expense	436	2,318	—	—
Other expenses	46,152	45,736	31,145	28,686
	18,512,593	13,175,174	6,135,750	6,098,603
Fee waivers and/or expense reimbursements	(126,640)	(51,423)	—	(183,285)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	216,274
Net expenses	18,385,953	13,123,751	6,135,750	6,131,592
Net investment income (loss)	16,775,073	(4,719,801)	3,541,731	(3,413,348)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $450,157; $0 and $0, respectively)	165,854,367	235,265,227	48,484,216	79,663,110
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	(860,746)	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	(1,930)	—	(998)	(4)
Net realized gain (loss)	164,991,691	235,265,227	48,483,218	79,663,106
Net change in unrealized appreciation/depreciation of:
Investments in unaffiliated issuers(net of change in deferred foreign capital gains taxes of $0; $0; $0; $0; $0; $579,100; $0 and $0, respectively)	(81,925,741)	(35,032,795)	(11,509,145)	28,257,828
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	(7,362,935)	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Other assets and liabilities denominated in foreign currency	—	—	—	—
Net change in unrealized appreciation/depreciation	(89,288,676)	(35,032,795)	(11,509,145)	28,257,828
Net realized and unrealized gain (loss) from investment activities	75,703,015	200,232,432	36,974,073	107,920,934
Net increase in net assets resulting from operations	$92,478,088	$195,512,631	$40,515,804	$104,507,586

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends (net of foreign withholding taxes of $167,784; $26,137; $28,863; $19,329; $3,107,729; $1,319,218; $81,226 and $141,133, respectively)	$33,442,360	$12,205,504	$4,605,066	$5,803,274
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $0; $0 and $0, respectively)	—	—	—	3,400,371
Securities lending income (includes $246; $733; $3,269; $8,354; $4,152; $2,894; $272 and $0, respectively earned from an affiliated entity)	579,496	190,520	24,750	—
	34,021,856	12,396,024	4,629,816	9,203,645
Expenses:
Investment management and administration fees	9,482,652	5,155,232	1,219,634	10,281,282
Service fees–Class A	104,075	25,142	5,989	88,178
Service and distribution fees–Class C	27,560	18,998	3,163	72,570
Dividend expense, interest expense and other borrowing costs for investments sold short	4,204,310	—	—	457,307
Transfer agency and related services fees	1,054,276	968,280	698,397	548,961
Custody and accounting fees	1,010,476	867,004	114,341	524,551
Professional fees	223,946	136,810	170,646	352,519
Reports and notices to shareholders	130,858	51,000	41,284	66,168
State registration fees	67,394	59,487	51,509	73,662
Trustees' fees	42,466	30,874	24,730	36,059
Insurance expense	27,943	11,932	3,760	17,853
Interest expense	963	618	—	115,591
Other expenses	60,055	39,943	42,363	86,695
	16,436,974	7,365,320	2,375,816	12,721,396
Fee waivers and/or expense reimbursements	(321,447)	(445,225)	(537,214)	(521,735)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	626
Net expenses	16,115,527	6,920,095	1,838,602	12,200,287
Net investment income (loss)	17,906,329	5,475,929	2,791,214	(2,996,642)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $450,157; $0 and $0, respectively)	4,508,882	(5,824,888)	19,031,328	10,976,673
Futures	—	—	—	7,296,598
Options and swaptions written	—	—	—	(9,971,636)
Investments sold short	(3,683,443)	—	—	(555,834)
Swap agreements	—	—	—	515,484
Forward foreign currency contracts	707,563	—	—	35,552,044
Foreign currency transactions	(1,389,452)	(535,856)	49,545	2,146,962
Net realized gain (loss)	143,550	(6,360,744)	19,080,873	45,960,291
Net change in unrealized appreciation/depreciation of:
Investments in unaffiliated issuers(net of change in deferred foreign capital gains taxes of $0; $0; $0; $0; $0; $579,100; $0 and $0, respectively)	(30,113,019)	(60,467,756)	(17,828,621)	(23,294,183)
Futures	—	—	—	4,382,185
Options and swaptions written	—	—	—	1,203,834
Investments sold short	(692,672)	—	—	9,777,791
Swaps	—	—	—	(3,914,707)
Forward foreign currency contracts	(78,260)	—	—	3,802,339
Other assets and liabilities denominated in foreign currency	8,573	815,388	(1,244)	(78,038)
Net change in unrealized appreciation/depreciation	(30,875,378)	(59,652,368)	(17,829,865)	(8,120,779)
Net realized and unrealized gain (loss) from investment activities	(30,731,828)	(66,013,112)	1,251,008	37,839,512
Net increase in net assets resulting from operations	$(12,825,499)	$(60,537,183)	$4,042,222	$34,842,870

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Money Market Investments		PACE Mortgage-Backed Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2015	2014	2015	2014	2015	2014
From operations:
Net investment income	$21,010	$27,332	$5,992,694	$7,761,989	$6,624,471	$6,301,354
Net realized gain (loss)	1,868	—	8,741,969	7,925,094	2,913,021	2,868,319
Net change in unrealized appreciation/depreciation	—	—	2,058,413	6,328,559	(1,438,203)	1,829,571
Net increase in net assets resulting from operations	22,878	27,332	16,793,076	22,015,642	8,099,289	10,999,244
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(917,339)	(1,312,855)	(300,471)	(355,486)
Net investment income–Class C	—	—	(164,106)	(233,826)	(16,086)	(17,962)
Net investment income–Class Y	—	—	(959,832)	(1,221,484)	(8,135)	(9,032)
Net investment income–Class P	(21,010)	(27,332)	(8,706,791)	(10,322,100)	(6,417,370)	(6,061,851)
Net realized gains–Class A	—	—	—	—	(20,543)	—
Net realized gains–Class C	—	—	—	—	(1,929)	—
Net realized gains–Class Y	—	—	—	—	(533)	—
Net realized gains–Class P	—	(664)	—	—	(393,490)	—
Return of capital–Class A	—	—	—	—	—	—
Return of capital–Class C	—	—	—	—	—	—
Return of capital–Class Y	—	—	—	—	—	—
Return of capital–Class P	—	—	—	—	—	—
	(21,010)	(27,996)	(10,748,068)	(13,090,265)	(7,158,557)	(6,444,331)
From beneficial interest transactions:
Net proceeds from shares sold	183,206,846	228,597,765	101,122,463	112,353,502	73,336,307	92,027,450
Cost of shares repurchased	(226,742,570)	(326,432,653)	(144,471,645)	(165,018,741)	(103,080,896)	(105,261,785)
Proceeds from dividends reinvested	11,852	16,299	9,890,764	12,128,536	6,563,326	5,926,805
Net increase (decrease) in net assets from beneficial interest transactions	(43,523,872)	(97,818,589)	(33,458,418)	(40,536,703)	(23,181,263)	(7,307,530)
Redemption fees	—	—	22,140	34,876	11,937	38,890
Cash payment from investment advisor	—	2,430	—	—	—	—
Net increase (decrease) in net assets	(43,522,004)	(97,816,823)	(27,391,270)	(31,576,450)	(22,228,594)	(2,713,727)
Net assets:
Beginning of year	212,025,121	309,841,944	556,813,595	588,390,045	447,894,519	450,608,246
End of year	$168,503,117	$212,025,121	$529,422,325	$556,813,595	$425,665,925	$447,894,519
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$395,813	$322,900	$1,930,867	$1,527,813

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,
	2015	2014	2015	2014
From operations:
Net investment income	$25,326,554	$26,690,206	$10,736,582	$10,708,966
Net realized gain (loss)	37,741,831	(51,668,368)	2,565,096	(211,790)
Net change in unrealized appreciation/depreciation	(36,203,343)	58,741,670	(3,970,786)	11,172,886
Net increase in net assets resulting from operations	26,865,042	33,763,508	9,330,892	21,670,062
Dividends and distributions to shareholders from:
Net investment income–Class A	(583,597)	(1,093,304)	(1,412,028)	(1,629,590)
Net investment income–Class C	(261,237)	(284,606)	(208,822)	(242,152)
Net investment income–Class Y	(76,482)	(64,062)	(2,202)	(2,344)
Net investment income–Class P	(23,904,856)	(18,535,802)	(9,111,979)	(8,835,545)
Net realized gains–Class A	—	(1,489,110)	—	(470,526)
Net realized gains–Class C	—	(461,758)	—	(87,525)
Net realized gains–Class Y	—	(68,122)	—	(611)
Net realized gains–Class P	—	(22,126,780)	—	(2,253,307)
Return of capital–Class A	—	(325,239)	—	—
Return of capital–Class C	—	(86,293)	—	—
Return of capital–Class Y	—	(21,117)	—	—
Return of capital–Class P	—	(6,271,593)	—	—
	(24,826,172)	(50,827,786)	(10,735,031)	(13,521,600)
From beneficial interest transactions:
Net proceeds from shares sold	154,923,974	192,427,019	85,015,800	104,146,434
Cost of shares repurchased	(210,830,699)	(196,510,676)	(92,511,215)	(91,324,849)
Proceeds from dividends reinvested	23,047,188	47,858,156	9,095,650	11,528,562
Net increase (decrease) in net assets from beneficial interest transactions	(32,859,537)	43,774,499	1,600,235	24,350,147
Redemption fees	20,193	58,134	13,231	44,631
Cash payment from investment advisor	—	—	—	—
Net increase (decrease) in net assets	(30,800,474)	26,768,355	209,327	32,543,240
Net assets:
Beginning of year	952,167,963	925,399,608	409,339,292	376,796,052
End of year	$921,367,489	$952,167,963	$409,548,619	$409,339,292
Accumulated undistributed (distributions in excess of) net investment income	$10,481,898	$1,992,690	$1,551	$—

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE International Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2015	2014	2015	2014	2015	2014
From operations:
Net investment income (loss)	$9,801,696	$11,201,652	$24,212,951	$23,440,037	$16,775,073	$20,273,624
Net realized gain (loss)	10,782,783	(4,577,908)	(2,618,545)	(1,047,006)	164,991,691	198,807,800
Net change in unrealized appreciation/depreciation	(50,024,939)	22,284,778	(31,613,085)	9,567,277	(89,288,676)	(30,152,444)
Net increase (decrease) in net assets resulting from operations	(29,440,460)	28,908,522	(10,018,679)	31,960,308	92,478,088	188,928,980
Dividends and distributions to shareholders from:
Net investment income–Class A	(1,135,389)	(833,795)	(597,629)	(1,268,377)	(1,525,090)	(1,315,722)
Net investment income–Class C	(78,518)	(54,066)	(220,431)	(280,907)	(66,854)	(19,938)
Net investment income–Class Y	(115,532)	(71,009)	(65,184)	(92,661)	(293,672)	(207,331)
Net investment income–Class P	(11,525,447)	(6,550,277)	(23,460,551)	(21,950,316)	(18,788,240)	(13,005,353)
Net realized gains–Class A	—	—	(95,677)	—	(14,137,477)	(1,838,160)
Net realized gains–Class C	—	—	(69,906)	—	(1,652,069)	(180,129)
Net realized gains–Class Y	—	—	(17,723)	—	(2,152,081)	(227,508)
Net realized gains–Class P	—	—	(6,529,594)	—	(138,591,954)	(14,281,952)
Return of capital–Class A	(495,088)	(806,051)	—	—	—	—
Return of capital–Class C	(28,081)	(49,250)	—	—	—	—
Return of capital–Class Y	(54,520)	(72,295)	—	—	—	—
Return of capital–Class P	(5,859,791)	(6,947,465)	—	—	—	—
	(19,292,366)	(15,384,208)	(31,056,695)	(23,592,261)	(177,207,437)	(31,076,093)
From beneficial interest transactions:
Net proceeds from shares sold	95,553,557	125,801,209	90,672,586	112,560,344	136,265,977	162,005,183
Cost of shares repurchased	(109,511,562)	(102,673,820)	(102,686,648)	(68,545,516)	(267,096,055)	(215,055,013)
Proceeds from dividends reinvested	17,870,563	14,273,058	28,870,493	21,936,286	168,243,107	29,528,230
Net increase (decrease) in net assets from beneficial interest transactions	3,912,558	37,400,447	16,856,431	65,951,114	37,413,029	(23,521,600)
Redemption fees	13,889	27,701	16,853	20,704	23,523	21,338
Net increase (decrease) in net assets	(44,806,379)	50,952,462	(24,202,090)	74,339,865	(47,292,797)	134,352,625
Net assets:
Beginning of year	599,158,126	548,205,664	462,625,394	388,285,529	1,453,921,604	1,319,568,979
End of year	$554,351,747	$599,158,126	$438,423,304	$462,625,394	$1,406,628,807	$1,453,921,604
Accumulated undistributed (distributions in excess of) net investment income	$(10,592,878)	$(19,812,550)	$(2,903,233)	$239,635	$10,191,229	$14,041,734

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,
	2015	2014	2015	2014
From operations:
Net investment income (loss)	$(4,719,801)	$6,794,441	$3,541,731	$1,652,729
Net realized gain (loss)	235,265,227	135,121,323	48,483,218	81,410,116
Net change in unrealized appreciation/depreciation	(35,032,795)	92,163,332	(11,509,145)	(20,855,506)
Net increase (decrease) in net assets resulting from operations	195,512,631	234,079,096	40,515,804	62,207,339
Dividends and distributions to shareholders from:
Net investment income–Class A	—	(93,180)	(24,600)	(123,184)
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(35,724)	(56,520)	(4,681)	(4,125)
Net investment income–Class P	(2,888,553)	(4,519,165)	(2,389,968)	(2,270,922)
Net realized gains–Class A	(5,095,957)	(5,660,146)	(2,280,425)	(3,844,514)
Net realized gains–Class C	(525,244)	(411,158)	(685,859)	(678,374)
Net realized gains–Class Y	(1,776,075)	(1,274,197)	(113,176)	(98,053)
Net realized gains–Class P	(147,942,352)	(100,636,569)	(62,244,809)	(55,352,971)
Return of capital–Class A	—	—	—	—
Return of capital–Class C	—	—	—	—
Return of capital–Class Y	—	—	—	—
Return of capital–Class P	—	—	—	—
	(158,263,905)	(112,650,935)	(67,743,518)	(62,372,143)
From beneficial interest transactions:
Net proceeds from shares sold	132,259,675	161,742,711	68,158,767	82,288,030
Cost of shares repurchased	(272,549,191)	(208,911,465)	(104,177,834)	(80,325,500)
Proceeds from dividends reinvested	151,450,541	108,102,059	64,935,600	60,066,647
Net increase (decrease) in net assets from beneficial interest transactions	11,161,025	60,933,305	28,916,533	62,029,177
Redemption fees	23,600	15,144	9,886	9,880
Net increase (decrease) in net assets	48,433,351	182,376,610	1,698,705	61,874,253
Net assets:
Beginning of year	1,377,845,568	1,195,468,958	548,434,239	486,559,986
End of year	$1,426,278,919	$1,377,845,568	$550,132,944	$548,434,239
Accumulated undistributed (distributions in excess of) net investment income	$1,878,487	$5,976,682	$1,948,504	$845,212

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2015	2014	2015	2014	2015	2014
From operations:
Net investment gain (loss)	$(3,413,348)	$(3,584,493)	$17,906,329	$27,480,414	$5,475,929	$5,687,687
Net realized gain (loss)	79,663,106	95,557,895	143,550	121,876,378	(6,360,744)	2,879,849
Net change in unrealized appreciation/depreciation	28,257,828	(66,221,815)	(30,875,378)	(15,024,293)	(59,652,368)	36,570,988
Net increase (decrease) in net assets resulting from operations	104,507,586	25,751,587	(12,825,499)	134,332,499	(60,537,183)	45,138,524
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(775,097)	(1,012,743)	(31,788)	(56,842)
Net investment income–Class C	—	—	(43,304)	(29,289)	(4,650)	—
Net investment income–Class Y	—	—	(574,833)	(450,709)	(130,682)	(71,062)
Net investment income–Class P	—	—	(26,674,739)	(19,226,294)	(5,205,232)	(2,015,608)
Net realized gains–Class A	(3,951,907)	(5,458,589)	—	—	—	—
Net realized gains–Class C	(684,644)	(647,674)	—	—	—	—
Net realized gains–Class Y	(102,429)	(80,208)	—	—	—	—
Net realized gains–Class P	(70,594,409)	(59,054,952)	—	—	—	—
	(75,333,389)	(65,241,423)	(28,067,973)	(20,719,035)	(5,372,352)	(2,143,512)
From beneficial interest transactions:
Net proceeds from shares sold	64,464,065	77,387,031	155,528,359	181,513,316	97,397,616	131,706,820
Cost of shares repurchased	(106,447,993)	(84,716,724)	(178,023,630)	(148,140,850)	(85,432,969)	(61,459,183)
Proceeds from dividends reinvested	72,340,950	62,774,773	26,584,568	19,763,258	5,120,906	2,057,646
Net increase (decrease) in net assets from beneficial interest transactions	30,357,022	55,445,080	4,089,297	53,135,724	17,085,553	72,305,283
Redemption fees	10,275	9,429	20,422	22,296	13,777	23,103
Net increase (decrease) in net assets	59,541,494	15,964,673	(36,783,753)	166,771,484	(48,810,205)	115,323,398
Net assets:
Beginning of year	519,322,025	503,357,352	1,108,979,504	942,208,020	481,695,217	366,371,819
End of year	$578,863,519	$519,322,025	$1,072,195,751	$1,108,979,504	$432,885,012	$481,695,217
Accumulated undistributed (distributions in excess of) net investment income	$158,706	$68,773	$11,988,150	$22,091,154	$4,022,237	$4,764,967

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the years ended July 31,		For the years ended July 31,
	2015	2014	2015	2014
From operations:
Net investment gain (loss)	$2,791,214	$2,392,334	$(2,996,642)	$(4,228,385)
Net realized gain (loss)	19,080,873	7,802,754	45,960,291	34,549,034
Net change in unrealized appreciation/depreciation	(17,829,865)	9,097,795	(8,120,779)	6,765,019
Net increase (decrease) in net assets resulting from operations	4,042,222	19,292,883	34,842,870	37,085,668
Dividends and distributions to shareholders from:
Net investment income–Class A	—	(94,946)	—	(1,162,407)
Net investment income–Class C	(7,950)	(2,423)	(13,698)	(59,766)
Net investment income–Class Y	(9,820)	(5,667)	(37,288)	(101,008)
Net investment income–Class P	(5,232,448)	(2,570,365)	(7,024,459)	(10,975,679)
Net realized gains–Class A	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
	(5,250,218)	(2,673,401)	(7,075,445)	(12,298,860)
From beneficial interest transactions:
Net proceeds from shares sold	26,400,418	30,881,013	280,363,346	197,094,073
Cost of shares repurchased	(32,397,785)	(21,004,857)	(212,517,090)	(88,629,959)
Proceeds from dividends reinvested	4,972,531	2,551,689	6,583,602	11,607,572
Net increase (decrease) in net assets from beneficial interest transactions	(1,024,836)	12,427,845	74,429,858	120,071,686
Redemption fees	2,727	4,868	21,748	37,185
Net increase (decrease) in net assets	(2,230,105)	29,052,195	102,219,031	144,895,679
Net assets:
Beginning of year	151,310,282	122,258,087	699,705,247	554,809,568
End of year	$149,080,177	$151,310,282	$801,924,278	$699,705,247
Accumulated undistributed (distributions in excess of) net investment income	$1,526,729	$75,386	$20,453,216	$(9,175,530)
See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows
For the year ended July 31, 2015

PACE Strategic Fixed Income Investments
Cash flows from operating activities
Net increase in net assets resulting from operations	$26,865,042
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(1,564,790,888)
Proceeds from disposition of long-term investments	1,639,788,180
Net purchases of short-term investments	(29,537,905)
Net realized (gains) from investments in securities	(13,102,774)
Net accretion of bond discount and amortization of bond premium	2,492,482
Net change in unrealized appreciation/depreciation of investments in securities	30,752,063
Net change in unrealized appreciation/depreciation of investments sold short	1,179
Net change in unrealized appreciation/depreciation of forward foreign currency contracts	(1,033,438)
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Cash collateral on futures	(1,256,437)
Cash collateral on swap agreements	(2,840,000)
Due from broker	291,873
Receivable for interest	574,519
Swap agreements, at value	2,264,947
Receivable for variation margin on futures contracts	(28,215)
Receivable for variation margin on swap agreements	551,652
Receivable for foreign tax reclaims	9,649
Other assets	(7,256)
Increase (decrease) in liabilities:
Due to broker	(1,392,223)
Payable for cash collateral from securities loaned	13,318,478
Payable for variation margin on swap agreements	197,995
Options and swaptions written, at value	539,266
Swap agreements, at value	340,767
Payable for variation margin on futures contracts	(1,039,813)
Payable to affiliate	(38,018)
Payable to custodian	(37,911)
Deferrred payable for dollar roll transactions	(19,589)
Payable for foreign withholding taxes and foreign capital gain taxes	(8,221)
Accrued expenses and other liabilities	31,453
Net cash provided by operating activities	102,886,857
Cash flows from financing activities
Proceeds from dollar roll transactions	6,759,856,524
Repayments of dollar roll transactions	(6,805,462,926)
Proceeds from shares sold	155,215,377
Cost of shares repurchased	(211,072,295)
Dividends paid to shareholders	(1,778,984)
Redemption fees	20,193
Net cash used in financing activities	(103,222,111)
Net decrease in cash and foreign currency	(335,254)
Cash and foreign currency, beginning of year	4,004,872
Cash and foreign currency, end of year	$3,669,618
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(23,047,188)
Cash paid during the year for interest	$187,353

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows (continued)
For the year ended July 31, 2015

PACE Large Co Value Equity Investments
Cash flows from operating activities
Net increase in net assets resulting from operations	$92,478,088
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(1,200,425,160)
Purchases to cover investments sold short	(192,145,920)
Proceeds from disposition of long-term investments	1,343,222,802
Sales of investments sold short	176,739,371
Net sales of short-term investments	(10,437,033)
Net realized (gains) from investments in securities	(165,854,367)
Net realized losses from investments sold short	860,746
Net change in unrealized appreciation/depreciation of investments in securities	81,925,741
Net change in unrealized appreciation/depreciation of investments sold short	7,362,935
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Cash collateral on investments sold short	(18,140,679)
Receivable for interest	772,562
Receivable for foreign tax reclaims	49,584
Other assets	(8,690)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	24,003,712
Payable to affiliate	(73,349)
Payable for dividends and interest on investments sold short	(38,923)
Payable to custodian	(79,679)
Accrued expenses and other liabilities	65,730
Net cash provided by operating activities	140,277,471
Cash flows from financing activities
Proceeds from shares sold	136,603,408
Cost of shares repurchased	(267,940,072)
Dividends paid to shareholders	(8,964,330)
Redemption fees	23,523
Net cash used in financing activities	(140,277,471)
Net increase in cash and foreign currency	—
Cash and foreign currency, beginning of year	—
Cash and foreign currency, end of year	$—
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(168,243,107)
Cash paid during the year for interest	$436

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows (concluded)
For the year ended July 31, 2015

PACE International Equity Investments
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(12,825,499)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(646,985,858)
Purchases to cover investments sold short	(183,981,243)
Proceeds from disposition of long-term investments	661,557,033
Proceeds from investments sold short	175,765,105
Net purchases from short-term investments	(8,539,448)
Net realized (gains) from investments in securities	(4,508,882)
Net realized losses from investments sold short	3,683,443
Net change in unrealized appreciation/depreciation of investments in securities	30,113,019
Net change in unrealized appreciation/depreciation of investments sold short	692,672
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Cash collateral on investments sold short	(42,534,764)
Receivable for interest and dividends	340,567
Unrealized appreciation on forward foreign currency contracts	78,260
Receivable for foreign tax reclaims	(510,348)
Other assets	(7,619)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	47,563,212
Payable for foreign withholding taxes and foreign capital gains taxes	(55,548)
Payable to affiliate	(56,807)
Payable for dividends and interest on investments sold short	89,270
Payable to custodian	(92,724)
Accrued expenses and other liabilities	167,930
Net cash provided by operating activities	19,951,771
Cash flows from financing activities
Proceeds from shares sold	155,916,870
Cost of shares repurchased	(179,186,009)
Dividends paid to shareholders	(1,483,405)
Redemption fees	20,422
Net cash used in financing activities	(24,732,122)
Net decrease in cash and foreign currency	(4,780,351)
Cash and foreign currency, beginning of year	4,905,582
Cash and foreign currency, end of year	$125,231
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(26,584,568)
Cash paid during the year for interest	$963

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Money Market Investments
Financial highlights

Selected financial data throughout each year is presented below:

	Class P
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	—	(0.000)[1]	—	—	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%[3]	0.01%	0.01%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%	0.91%	0.88%	0.89%	0.88%
Expenses after fee waivers and/or expense reimbursements	0.14%	0.14%	0.19%	0.19%	0.25%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of year (000's)	$168,503	$212,025	$309,842	$337,091	$365,844

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Payment from investment advisor as disclosed on page 338 had no impact on the Portfolio's Total investment return and represents less than $0.0005 per share.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.82	$12.62	$13.46	$13.31	$13.71
Net investment income[1]	0.11	0.15	0.11	0.22	0.29
Net realized and unrealized gains (losses)	0.26	0.32	(0.39)	0.34	0.20
Net increase (decrease) from operations	0.37	0.47	(0.28)	0.56	0.49
Dividends from net investment income	(0.23)	(0.27)	(0.31)	(0.34)	(0.38)
Distributions from net realized gains	—	—	(0.25)	(0.07)	(0.51)
Total dividends and distributions	(0.23)	(0.27)	(0.56)	(0.41)	(0.89)
Net asset value, end of year	$12.96	$12.82	$12.62	$13.46	$13.31
Total investment return[2]	2.86%	3.74%	(2.29)%	4.34%	3.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.07%	1.07%	1.05%	1.05%	1.06%[3]
Expenses after fee waivers and/or expense reimbursements	0.97%	0.97%	0.99%	1.02%	1.02%[3]
Net investment income	0.87%	1.17%	0.83%	1.68%	2.16%
Supplemental data:
Net assets, end of year (000's)	$47,860	$59,834	$66,554	$78,764	$80,727
Portfolio turnover	1,360%	1,117%	1,336%	1,046%	1,105%
	Class Y
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.82	$12.62	$13.47	$13.31	$13.71
Net investment income[1]	0.15	0.18	0.14	0.26	0.32
Net realized and unrealized gains (losses)	0.25	0.32	(0.40)	0.35	0.20
Net increase (decrease) from operations	0.40	0.50	(0.26)	0.61	0.52
Dividends from net investment income	(0.26)	(0.30)	(0.34)	(0.38)	(0.41)
Distributions from net realized gains	—	—	(0.25)	(0.07)	(0.51)
Total dividends and distributions	(0.26)	(0.30)	(0.59)	(0.45)	(0.92)
Net asset value, end of year	$12.96	$12.82	$12.62	$13.47	$13.31
Total investment return[2]	3.12%	4.00%	(2.05)%	4.60%	4.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.86%	0.87%	0.85%	0.86%	0.88%[3]
Expenses after fee waivers and/or expense reimbursements	0.72%	0.72%	0.74%	0.77%	0.77%[3]
Net investment income	1.13%	1.42%	1.08%	1.92%	2.42%
Supplemental data:
Net assets, end of year (000's)	$46,071	$47,959	$57,567	$61,428	$50,830
Portfolio turnover	1,360%	1,117%	1,336%	1,046%	1,105%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

	Class C
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.84	$12.63	$13.48	$13.32	$13.72
Net investment income[1]	0.05	0.09	0.04	0.16	0.22
Net realized and unrealized gains (losses)	0.24	0.32	(0.40)	0.34	0.20
Net increase (decrease) from operations	0.29	0.41	(0.36)	0.50	0.42
Dividends from net investment income	(0.16)	(0.20)	(0.24)	(0.27)	(0.31)
Distributions from net realized gains	—	—	(0.25)	(0.07)	(0.51)
Total dividends and distributions	(0.16)	(0.20)	(0.49)	(0.34)	(0.82)
Net asset value, end of year	$12.97	$12.84	$12.63	$13.48	$13.32
Total investment return[2]	2.27%	3.29%	(2.78)%	3.81%	3.22%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%	1.59%	1.56%	1.56%	1.58%[3]
Expenses after fee waivers and/or expense reimbursements	1.47%	1.47%	1.49%	1.52%	1.52%[3]
Net investment income	0.37%	0.67%	0.33%	1.19%	1.66%
Supplemental data:
Net assets, end of year (000's)	$12,887	$13,958	$16,907	$20,710	$22,064
Portfolio turnover	1,360%	1,117%	1,336%	1,046%	1,105%
	Class P
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.83	$12.63	$13.47	$13.32	$13.71
Net investment income[1]	0.15	0.18	0.14	0.26	0.32
Net realized and unrealized gains (losses)	0.24	0.32	(0.39)	0.34	0.21
Net increase (decrease) from operations	0.39	0.50	(0.25)	0.60	0.53
Dividends from net investment income	(0.26)	(0.30)	(0.34)	(0.38)	(0.41)
Distributions from net realized gains	—	—	(0.25)	(0.07)	(0.51)
Total dividends and distributions	(0.26)	(0.30)	(0.59)	(0.45)	(0.92)
Net asset value, end of year	$12.96	$12.83	$12.63	$13.47	$13.32
Total investment return[2]	3.04%	4.00%	(1.97)%	4.52%	4.08%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%	0.90%	0.86%	0.85%	0.86%[3]
Expenses after fee waivers and/or expense reimbursements	0.72%	0.72%	0.74%	0.77%	0.77%[3]
Net investment income	1.13%	1.41%	1.08%	1.93%	2.41%
Supplemental data:
Net assets, end of year (000's)	$422,604	$435,063	$447,362	$453,841	$453,931
Portfolio turnover	1,360%	1,117%	1,336%	1,046%	1,105%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.33	$12.20	$12.42	$12.15	$12.02
Net investment income[1]	0.16	0.14	0.12	0.21	0.26
Net realized and unrealized gains (losses)	0.04	0.14	(0.22)	0.28	0.12
Net increase (decrease) from operations	0.20	0.28	(0.10)	0.49	0.38
Dividends from net investment income	(0.16)	(0.15)	(0.12)	(0.22)	(0.25)
Distributions from net realized gains	(0.01)	—	—	—	—
Total dividends and distributions	(0.17)	(0.15)	(0.12)	(0.22)	(0.25)
Net asset value, end of year	$12.36	$12.33	$12.20	$12.42	$12.15
Total investment return[2]	1.64%	2.30%	(0.93)%	4.16%	3.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.03%[3]	1.03%	0.99%[3]	1.00%	0.99%[3]
Expenses after fee waivers and/or expense reimbursements	0.93%[3]	0.93%	0.93%[3]	0.93%	0.93%[3]
Net investment income	1.26%	1.18%	0.98%	1.73%	2.18%
Supplemental data:
Net assets, end of year (000's)	$19,932	$28,080	$31,355	$36,665	$39,022
Portfolio turnover	476%	827%	818%	398%	664%
	Class Y
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.33	$12.20	$12.43	$12.15	$12.02
Net investment income[1]	0.19	0.18	0.15	0.24	0.29
Net realized and unrealized gains (losses)	0.04	0.13	(0.23)	0.29	0.12
Net increase (decrease) from operations	0.23	0.31	(0.08)	0.53	0.41
Dividends from net investment income	(0.19)	(0.18)	(0.15)	(0.25)	(0.28)
Distributions from net realized gains	(0.01)	—	—	—	—
Total dividends and distributions	(0.20)	(0.18)	(0.15)	(0.25)	(0.28)
Net asset value, end of year	$12.36	$12.33	$12.20	$12.43	$12.15
Total investment return[2]	1.90%	2.56%	(0.68)%	4.42%	3.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.86%[3]	1.05%	0.89%[3]	0.88%	0.83%[3]
Expenses after fee waivers and/or expense reimbursements	0.68%[3]	0.68%	0.68%[3]	0.68%	0.68%[3]
Net investment income	1.51%	1.43%	1.24%	1.99%	2.42%
Supplemental data:
Net assets, end of year (000's)	$444	$543	$674	$990	$1,277
Portfolio turnover	476%	827%	818%	398%	664%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

	Class C
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.35	$12.22	$12.44	$12.17	$12.03
Net investment income[1]	0.09	0.08	0.06	0.15	0.20
Net realized and unrealized gains (losses)	0.04	0.14	(0.23)	0.28	0.13
Net increase (decrease) from operations	0.13	0.22	(0.17)	0.43	0.33
Dividends from net investment income	(0.10)	(0.09)	(0.05)	(0.16)	(0.19)
Distributions from net realized gains	(0.01)	—	—	—	—
Total dividends and distributions	(0.11)	(0.09)	(0.05)	(0.16)	(0.19)
Net asset value, end of year	$12.37	$12.35	$12.22	$12.44	$12.17
Total investment return[2]	1.05%	1.78%	(1.34)%	3.55%	2.80%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.53%[3]	1.52%	1.49%[3]	1.51%	1.49%[3]
Expenses after fee waivers and/or expense reimbursements	1.43%[3]	1.43%	1.43%[3]	1.43%	1.43%[3]
Net investment income	0.76%	0.68%	0.48%	1.23%	1.67%
Supplemental data:
Net assets, end of year (000's)	$1,931	$2,260	$2,685	$3,270	$3,474
Portfolio turnover	476%	827%	818%	398%	664%
	Class P
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.33	$12.20	$12.43	$12.16	$12.02
Net investment income[1]	0.19	0.18	0.15	0.24	0.29
Net realized and unrealized gains (losses)	0.04	0.13	(0.23)	0.28	0.13
Net increase (decrease) from operations	0.23	0.31	(0.08)	0.52	0.42
Dividends from net investment income	(0.19)	(0.18)	(0.15)	(0.25)	(0.28)
Distributions from net realized gains	(0.01)	—	—	—	—
Total dividends and distributions	(0.20)	(0.18)	(0.15)	(0.25)	(0.28)
Net asset value, end of year	$12.36	$12.33	$12.20	$12.43	$12.16
Total investment return[2]	1.90%	2.56%	(0.68)%	4.33%	3.58%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.83%[3]	0.82%	0.74%[3]	0.74%	0.72%[3]
Expenses after fee waivers and/or expense reimbursements	0.68%[3]	0.68%	0.68%[3]	0.68%	0.68%[3]
Net investment income	1.51%	1.43%	1.22%	1.97%	2.43%
Supplemental data:
Net assets, end of year (000's)	$403,358	$417,011	$415,894	$421,822	$411,723
Portfolio turnover	476%	827%	818%	398%	664%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.90	$14.16	$15.29	$14.55	$14.56
Net investment income[1]	0.35	0.37	0.41	0.42	0.48
Net realized and unrealized gains (losses)	0.01	0.11	(0.78)	1.11	0.43
Net increase (decrease) from operations	0.36	0.48	(0.37)	1.53	0.91
Dividends from net investment income	(0.33)	(0.28)	(0.43)	(0.52)	(0.51)
Distributions from net realized gains	—	(0.37)	(0.33)	(0.27)	(0.41)
Return of capital	—	(0.09)	—	—	—
Total dividends, distributions and return of capital	(0.33)	(0.74)	(0.76)	(0.79)	(0.92)
Net asset value, end of year	$13.93	$13.90	$14.16	$15.29	$14.55
Total investment return[2]	2.69%	3.51%	(2.60)%	10.86%	6.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	1.07%	1.06%[3]	1.03%[3]	1.04%[3]	1.09%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	1.05%	1.06%[3]	1.06%[3,4]	1.06%[3,4]	1.06%
Expenses after fee waivers and/or expense reimbursement/recoupments, excluding interest expense	1.03%	1.05%	1.05%[4]	1.06%[4]	1.06%
Net investment income	2.52%	2.63%	2.72%	2.85%	3.38%
Supplemental data:
Net assets, end of year (000's)	$13,699	$44,465	$67,417	$85,571	$56,151
Portfolio turnover	154%	154%	186%	162%	444%
	Class Y
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.89	$14.15	$15.28	$14.54	$14.54
Net investment income[1]	0.37	0.40	0.42	0.46	0.52
Net realized and unrealized gains (losses)	0.02	0.12	(0.76)	1.10	0.44
Net increase (decrease) from operations	0.39	0.52	(0.34)	1.56	0.96
Dividends from net investment income	(0.37)	(0.31)	(0.46)	(0.55)	(0.55)
Distributions from net realized gains	—	(0.37)	(0.33)	(0.27)	(0.41)
Return of capital	—	(0.10)	—	—	—
Total dividends, distributions and return of capital	(0.37)	(0.78)	(0.79)	(0.82)	(0.96)
Net asset value, end of year	$13.91	$13.89	$14.15	$15.28	$14.54
Total investment return[2]	2.81%	3.82%	(2.38)%	11.10%	6.80%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	0.93%	0.93%[3]	0.90%[3]	0.89%[3]	0.96%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.83%	0.81%[3]	0.81%[3]	0.81%[3]	0.81%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expenses	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	2.66%	2.90%	2.80%	3.09%	3.62%
Supplemental data:
Net assets, end of year (000's)	$2,543	$3,158	$3,638	$5,907	$2,810
Portfolio turnover	154%	154%	186%	162%	444%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

	Class C
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.91	$14.17	$15.29	$14.56	$14.56
Net investment income[1]	0.28	0.30	0.34	0.35	0.42
Net realized and unrealized gains (losses)	0.01	0.11	(0.78)	1.10	0.43
Net increase (decrease) from operations	0.29	0.41	(0.44)	1.45	0.85
Dividends from net investment income	(0.27)	(0.23)	(0.35)	(0.45)	(0.44)
Distributions from net realized gains	—	(0.37)	(0.33)	(0.27)	(0.41)
Return of capital	—	(0.07)	—	—	—
Total dividends, distributions and return of capital	(0.27)	(0.67)	(0.68)	(0.72)	(0.85)
Net asset value, end of year	$13.93	$13.91	$14.17	$15.29	$14.56
Total investment return[2]	2.16%	3.03%	(2.99)%	10.25%	6.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	1.54%	1.53%[3]	1.51%[3]	1.52%[3]	1.53%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	1.52%	1.53%[3]	1.51%[3]	1.52%[3]	1.55%[3]
Expenses after fee waivers and/or expense reimbursement/recoupments, excluding interest expense	1.50%	1.52%	1.51%	1.52%	1.55%[4]
Net investment income	1.98%	2.17%	2.26%	2.38%	2.88%
Supplemental data:
Net assets, end of year (000's)	$11,752	$15,143	$20,992	$21,193	$12,856
Portfolio turnover	154%	154%	186%	162%	444%
	Class P
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.90	$14.16	$15.29	$14.55	$14.55
Net investment income[1]	0.38	0.40	0.44	0.46	0.52
Net realized and unrealized gains (losses)	0.01	0.11	(0.78)	1.10	0.44
Net increase (decrease) from operations	0.39	0.51	(0.34)	1.56	0.96
Dividends from net investment income	(0.37)	(0.30)	(0.46)	(0.55)	(0.55)
Distributions from net realized gains	—	(0.37)	(0.33)	(0.27)	(0.41)
Return of capital	—	(0.10)	—	—	—
Total dividends, distributions and return of capital	(0.37)	(0.77)	(0.79)	(0.82)	(0.96)
Net asset value, end of year	$13.92	$13.90	$14.16	$15.29	$14.55
Total investment return[2]	2.91%	3.77%	(2.37)%	11.09%	6.88%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	0.82%	0.81%[3]	0.81%[3]	0.82%[3]	0.84%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.80%	0.81%[3,4]	0.81%[3]	0.81%[3]	0.81%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expenses	0.78%	0.81%[4]	0.81%	0.81%	0.81%
Net investment income	2.69%	2.90%	2.96%	3.10%	3.63%
Supplemental data:
Net assets, end of year (000's)	$893,373	$889,402	$833,352	$795,829	$746,653
Portfolio turnover	154%	154%	186%	162%	444%

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.19	$12.91	$13.56	$13.00	$12.94
Net investment income[1]	0.32	0.34	0.33	0.37	0.38
Net realized and unrealized gains (losses)	(0.05)	0.38	(0.59)	0.56	0.06
Net increase (decrease) from operations	0.27	0.72	(0.26)	0.93	0.44
Dividends from net investment income	(0.32)	(0.34)	(0.33)	(0.37)	(0.38)
Distributions from net realized gains	—	(0.10)	(0.06)	—	—
Total dividends and distributions	(0.32)	(0.44)	(0.39)	(0.37)	(0.38)
Net asset value, end of year	$13.14	$13.19	$12.91	$13.56	$13.00
Total investment return[2]	2.07%	5.64%	(1.99)%	7.21%	3.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.92%	0.92%	0.93%	0.95%	0.94%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.90%[3]	0.90%	0.91%	0.93%	0.93%
Net investment income	2.42%	2.59%	2.47%	2.75%	2.96%
Supplemental data:
Net assets, end of year (000's)	$53,923	$63,225	$63,540	$71,639	$73,528
Portfolio turnover	21%	30%	69%	32%	34%
	Class Y
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.20	$12.92	$13.57	$13.00	$12.95
Net investment income[1]	0.35	0.37	0.37	0.40	0.41
Net realized and unrealized gains (losses)	(0.05)	0.38	(0.60)	0.57	0.05
Net increase (decrease) from operations	0.30	0.75	(0.23)	0.97	0.46
Dividends from net investment income	(0.35)	(0.37)	(0.36)	(0.40)	(0.41)
Distributions from net realized gains	—	(0.10)	(0.06)	—	—
Total dividends and distributions	(0.35)	(0.47)	(0.42)	(0.40)	(0.41)
Net asset value, end of year	$13.15	$13.20	$12.92	$13.57	$13.00
Total investment return[2]	2.32%	5.89%	(1.74)%	7.56%	3.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.70%	0.72%	0.72%	0.73%	0.74%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.65%	0.65%	0.66%	0.68%	0.68%
Net investment income	2.67%	2.84%	2.72%	3.00%	3.21%
Supplemental data:
Net assets, end of year (000's)	$81	$83	$82	$121	$118
Portfolio turnover	21%	30%	69%	32%	34%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.19	$12.91	$13.57	$13.00	$12.94
Net investment income[1]	0.25	0.27	0.26	0.30	0.32
Net realized and unrealized gains (losses)	(0.05)	0.38	(0.60)	0.57	0.06
Net increase (decrease) from operations	0.20	0.65	(0.34)	0.87	0.38
Dividends from net investment income	(0.25)	(0.27)	(0.26)	(0.30)	(0.32)
Distributions from net realized gains	—	(0.10)	(0.06)	—	—
Total dividends and distributions	(0.25)	(0.37)	(0.32)	(0.30)	(0.32)
Net asset value, end of year	$13.14	$13.19	$12.91	$13.57	$13.00
Total investment return[2]	1.55%	5.10%	(2.56)%	6.76%	2.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.42%	1.43%	1.44%	1.45%	1.45%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.40%	1.40%	1.41%	1.43%	1.43%
Net investment income	1.92%	2.09%	1.97%	2.25%	2.46%
Supplemental data:
Net assets, end of year (000's)	$10,388	$11,033	$12,336	$13,684	$13,943
Portfolio turnover	21%	30%	69%	32%	34%
	Class P
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.19	$12.91	$13.57	$13.00	$12.95
Net investment income[1]	0.35	0.37	0.36	0.40	0.41
Net realized and unrealized gains (losses)	(0.04)	0.38	(0.60)	0.57	0.05
Net increase (decrease) from operations	0.31	0.75	(0.24)	0.97	0.46
Dividends from net investment income	(0.35)	(0.37)	(0.36)	(0.40)	(0.41)
Distributions from net realized gains	—	(0.10)	(0.06)	—	—
Total dividends and distributions	(0.35)	(0.47)	(0.42)	(0.40)	(0.41)
Net asset value, end of year	$13.15	$13.19	$12.91	$13.57	$13.00
Total investment return[2]	2.39%	5.90%	(1.82)%	7.56%	3.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.67%	0.68%	0.70%	0.72%	0.72%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.65%	0.65%	0.66%	0.68%	0.68%
Net investment income	2.67%	2.84%	2.70%	3.00%	3.21%
Supplemental data:
Net assets, end of year (000's)	$345,157	$334,999	$300,838	$231,010	$229,062
Portfolio turnover	21%	30%	69%	32%	34%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.82	$10.56	$11.40	$12.52	$11.43
Net investment income[1]	0.16	0.19	0.19	0.25	0.26
Net realized and unrealized gains (losses)	(0.71)	0.34	(0.72)	(0.56)	1.13
Net increase (decrease) from operations	(0.55)	0.53	(0.53)	(0.31)	1.39
Dividends from net investment income	(0.23)	(0.14)	(0.16)	(0.81)	(0.30)
Return of capital	(0.10)	(0.13)	(0.15)	—	—
Total dividends and return of capital	(0.33)	(0.27)	(0.31)	(0.81)	(0.30)
Net asset value, end of year	$9.94	$10.82	$10.56	$11.40	$12.52
Total investment return[2]	(5.17)%	5.08%	(4.80)%	(2.33)%	12.36%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.27%[3]	1.28%[3]	1.27%[3]	1.27%	1.26%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.17%[3]	1.22%[3]	1.22%[3]	1.21%[4]	1.22%[4]
Net investment income	1.56%	1.79%	1.65%	2.16%	2.16%
Supplemental data:
Net assets, end of year (000's)	$44,725	$62,808	$70,052	$84,661	$98,636
Portfolio turnover	40%	46%	63%	40%	66%
	Class Y
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.79	$10.54	$11.37	$12.49	$11.40
Net investment income[1]	0.18	0.21	0.21	0.28	0.28
Net realized and unrealized gains (losses)	(0.71)	0.33	(0.71)	(0.57)	1.14
Net increase (decrease) from operations	(0.53)	0.54	(0.50)	(0.29)	1.42
Dividends from net investment income	(0.24)	(0.14)	(0.17)	(0.83)	(0.33)
Return of capital	(0.11)	(0.15)	(0.16)	—	—
Total dividends and return of capital	(0.35)	(0.29)	(0.33)	(0.83)	(0.33)
Net asset value, end of year	$9.91	$10.79	$10.54	$11.37	$12.49
Total investment return[2]	(5.00)%	5.23%	(4.60)%	(2.04)%	12.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.09%[3]	1.07%[3]	1.09%[3]	1.11%	1.11%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.00%[3,4]	1.00%[3]	1.00%[3]	1.00%	1.00%
Net investment income	1.72%	2.01%	1.88%	2.37%	2.38%
Supplemental data:
Net assets, end of year (000's)	$4,510	$5,479	$5,171	$4,720	$5,216
Portfolio turnover	40%	46%	63%	40%	66%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.82	$10.57	$11.41	$12.52	$11.43
Net investment income[1]	0.11	0.14	0.13	0.20	0.20
Net realized and unrealized gains (losses)	(0.70)	0.33	(0.72)	(0.56)	1.14
Net increase (decrease) from operations	(0.59)	0.47	(0.59)	(0.36)	1.34
Dividends from net investment income	(0.22)	(0.12)	(0.13)	(0.75)	(0.25)
Return of capital	(0.06)	(0.10)	(0.12)	—	—
Total dividends and return of capital	(0.28)	(0.22)	(0.25)	(0.75)	(0.25)
Net asset value, end of year	$9.95	$10.82	$10.57	$11.41	$12.52
Total investment return[2]	(5.55)%	4.47%	(5.26)%	(2.72)%	11.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.76%[3]	1.76%[3]	1.75%[3]	1.75%	1.74%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.65%[3]	1.70%[3]	1.69%[3]	1.69%	1.69%
Net investment income	1.07%	1.31%	1.17%	1.68%	1.69%
Supplemental data:
Net assets, end of year (000's)	$2,994	$4,559	$5,862	$6,949	$8,034
Portfolio turnover	40%	46%	63%	40%	66%
	Class P
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.82	$10.56	$11.40	$12.52	$11.43
Net investment income[1]	0.18	0.21	0.21	0.28	0.28
Net realized and unrealized gains (losses)	(0.71)	0.34	(0.72)	(0.57)	1.14
Net increase (decrease) from operations	(0.53)	0.55	(0.51)	(0.29)	1.42
Dividends from net investment income	(0.23)	(0.14)	(0.17)	(0.83)	(0.33)
Return of capital	(0.12)	(0.15)	(0.16)	—	—
Total dividends and return of capital	(0.35)	(0.29)	(0.33)	(0.83)	(0.33)
Net asset value, end of year	$9.94	$10.82	$10.56	$11.40	$12.52
Total investment return[2]	(4.99)%	5.31%	(4.59)%	(2.12)%	12.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.08%[3]	1.10%[3]	1.10%[3]	1.11%	1.11%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.00%[3,4]	1.00%[3]	1.00%[3]	1.00%	1.00%
Net investment income	1.71%	2.01%	1.88%	2.37%	2.38%
Supplemental data:
Net assets, end of year (000's)	$502,122	$526,312	$467,121	$430,268	$465,625
Portfolio turnover	40%	46%	63%	40%	66%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.62	$10.41	$10.15	$10.39	$10.17
Net investment income[1]	0.54	0.56	0.64	0.69	0.75
Net realized and unrealized gains (losses)	(0.78)	0.21	0.41	(0.12)	0.25
Net increase (decrease) from operations	(0.24)	0.77	1.05	0.57	1.00
Dividends from net investment income	(0.53)	(0.56)	(0.63)	(0.70)	(0.73)
Distributions from net realized gains	(0.15)	—	(0.15)	(0.11)	(0.05)
Return of capital	—	—	(0.01)	—	—
Total dividends, distributions and return of capital	(0.68)	(0.56)	(0.79)	(0.81)	(0.78)
Net asset value, end of year	$9.70	$10.62	$10.41	$10.15	$10.39
Total investment return[2]	(2.29)%	7.59%	10.48%	5.97%	10.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.26%	1.26%	1.27%	1.32%	1.31%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.25%	1.26%	1.27%	1.33%[3]	1.33%[3]
Net investment income	5.20%	5.28%	6.07%	7.01%	7.11%
Supplemental data:
Net assets, end of year (000's)	$5,330	$23,516	$23,400	$22,405	$25,550
Portfolio turnover	57%	20%	26%	20%	36%
	Class Y
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.66	$10.44	$10.18	$10.42	$10.20
Net investment income[1]	0.55	0.59	0.66	0.72	0.74
Net realized and unrealized gains (losses)	(0.78)	0.22	0.41	(0.12)	0.28
Net increase from operations	(0.23)	0.81	1.07	0.60	1.02
Dividends from net investment income	(0.55)	(0.59)	(0.65)	(0.73)	(0.75)
Distributions from net realized gains	(0.15)	—	(0.15)	(0.11)	(0.05)
Return of capital	—	—	(0.01)	—	—
Total dividends, distributions and return of capital	(0.70)	(0.59)	(0.81)	(0.84)	(0.80)
Net asset value, end of year	$9.73	$10.66	$10.44	$10.18	$10.42
Total investment return[2]	(2.13)%	7.94%	10.74%	6.29%	10.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.03%	1.00%	1.02%	1.03%	1.03%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.02%	1.00%	1.02%	1.03%	1.05%[3]
Net investment income	5.40%	5.54%	6.26%	7.25%	7.86%
Supplemental data:
Net assets, end of year (000's)	$1,119	$1,692	$1,552	$572	$385
Portfolio turnover	57%	20%	26%	20%	36%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.62	$10.40	$10.14	$10.38	$10.16
Net investment income[1]	0.48	0.51	0.59	0.64	0.71
Net realized and unrealized gains (losses)	(0.78)	0.22	0.41	(0.12)	0.24
Net increase (decrease) from operations	(0.30)	0.73	1.00	0.52	0.95
Dividends from net investment income	(0.48)	(0.51)	(0.58)	(0.65)	(0.68)
Distributions from net realized gains	(0.15)	—	(0.15)	(0.11)	(0.05)
Return of capital	—	—	(0.01)	—	—
Total dividends, distributions and return of capital	(0.63)	(0.51)	(0.74)	(0.76)	(0.73)
Net asset value, end of year	$9.69	$10.62	$10.40	$10.14	$10.38
Total investment return[2]	(2.83)%	7.20%	9.98%	5.51%	9.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.73%	1.72%	1.73%	1.77%	1.77%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.72%	1.72%	1.73%	1.77%	1.77%
Net investment income	4.71%	4.82%	5.61%	6.49%	6.69%
Supplemental data:
Net assets, end of year (000's)	$3,913	$5,607	$5,607	$5,832	$3,791
Portfolio turnover	57%	20%	26%	20%	36%
	Class P
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.65	$10.43	$10.17	$10.41	$10.18
Net investment income[1]	0.55	0.58	0.66	0.72	0.77
Net realized and unrealized gains (losses)	(0.78)	0.23	0.41	(0.14)	0.26
Net increase from operations	(0.23)	0.81	1.07	0.58	1.03
Dividends from net investment income	(0.55)	(0.59)	(0.65)	(0.71)	(0.75)
Distributions from net realized gains	(0.15)	—	(0.15)	(0.11)	(0.05)
Return of capital	—	—	(0.01)	—	—
Total dividends, distributions and return of capital	(0.70)	(0.59)	(0.81)	(0.82)	(0.80)
Net asset value, end of year	$9.72	$10.65	$10.43	$10.17	$10.41
Total investment return[2]	(2.14)%	7.92%	10.70%	6.19%	10.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.09%	1.10%	1.11%	1.15%	1.15%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.03%	1.03%	1.05%	1.10%	1.10%
Net investment income	5.39%	5.50%	6.28%	7.21%	7.36%
Supplemental data:
Net assets, end of year (000's)	$428,061	$431,812	$357,726	$271,352	$248,197
Portfolio turnover	57%	20%	26%	20%	36%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$25.25	$22.53	$17.27	$17.10	$14.76
Net investment income[1]	0.23	0.30	0.23	0.24	0.16
Net realized and unrealized gains	1.34	2.92	5.27	0.15	2.31
Net increase from operations	1.57	3.22	5.50	0.39	2.47
Dividends from net investment income	(0.30)	(0.21)	(0.24)	(0.22)	(0.13)
Distributions from net realized gains	(2.80)	(0.29)	—	—	—
Total dividends and distributions	(3.10)	(0.50)	(0.24)	(0.22)	(0.13)
Net asset value, end of year	$23.72	$25.25	$22.53	$17.27	$17.10
Total investment return[2]	6.23%	14.39%	32.12%	2.41%	16.79%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.48%	1.32%	1.16%	1.18%	1.17%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.47%	1.31%	1.15%	1.18%	1.17%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.13%	1.13%	1.15%	1.18%	1.17%
Net investment income	0.94%	1.25%	1.16%	1.43%	0.94%
Supplemental data:
Net assets, end of year (000's)	$124,198	$155,480	$151,583	$132,417	$147,471
Portfolio turnover	97%	71%	71%	62%	49%
	Class Y
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$25.32	$22.60	$17.32	$17.15	$14.81
Net investment income[1]	0.29	0.36	0.27	0.28	0.20
Net realized and unrealized gains	1.35	2.91	5.29	0.15	2.31
Net increase from operations	1.64	3.27	5.56	0.43	2.51
Dividends from net investment income	(0.38)	(0.26)	(0.28)	(0.26)	(0.17)
Distributions from net realized gains	(2.80)	(0.29)	—	—	—
Total dividends and distributions	(3.18)	(0.55)	(0.28)	(0.26)	(0.17)
Net asset value, end of year	$23.78	$25.32	$22.60	$17.32	$17.15
Total investment return[2]	6.51%	14.62%	32.46%	2.68%	17.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.23%	1.07%	0.92%	0.94%	0.94%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.23%	1.06%	0.91%	0.94%	0.94%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.88%	0.89%	0.91%	0.94%	0.94%
Net investment income	1.19%	1.50%	1.40%	1.66%	1.17%
Supplemental data:
Net assets, end of year (000's)	$19,593	$19,765	$18,536	$15,642	$16,984
Portfolio turnover	97%	71%	71%	62%	49%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$25.23	$22.53	$17.26	$17.07	$14.73
Net investment income[1]	0.04	0.11	0.07	0.10	0.02
Net realized and unrealized gains	1.33	2.91	5.29	0.16	2.32
Net increase from operations	1.37	3.02	5.36	0.26	2.34
Dividends from net investment income	(0.11)	(0.03)	(0.09)	(0.07)	—
Distributions from net realized gains	(2.80)	(0.29)	—	—	—
Total dividends and distributions	(2.91)	(0.32)	(0.09)	(0.07)	—
Net asset value, end of year	$23.69	$25.23	$22.53	$17.26	$17.07
Total investment return[2]	5.44%	13.43%	31.13%	1.55%	15.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.25%	2.10%	1.95%	1.98%	1.96%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.25%	2.09%	1.95%	1.98%	1.98%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.90%	1.92%	1.95%	1.98%	1.98%[3]
Net investment income	0.17%	0.47%	0.36%	0.63%	0.13%
Supplemental data:
Net assets, end of year (000's)	$14,500	$15,380	$14,437	$12,439	$14,807
Portfolio turnover	97%	71%	71%	62%	49%
	Class P
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$25.24	$22.52	$17.26	$17.10	$14.76
Net investment income[1]	0.29	0.36	0.27	0.28	0.20
Net realized and unrealized gains	1.33	2.91	5.27	0.14	2.31
Net increase from operations	1.62	3.27	5.54	0.42	2.51
Dividends from net investment income	(0.38)	(0.26)	(0.28)	(0.26)	(0.17)
Distributions from net realized gains	(2.80)	(0.29)	—	—	—
Total dividends and distributions	(3.18)	(0.55)	(0.28)	(0.26)	(0.17)
Net asset value, end of year	$23.68	$25.24	$22.52	$17.26	$17.10
Total investment return[2]	6.48%	14.62%	32.47%	2.64%	17.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.24%	1.08%	0.91%	0.93%	0.93%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.23%	1.07%	0.91%	0.93%	0.93%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.88%	0.90%	0.91%	0.93%	0.93%
Net investment income	1.19%	1.49%	1.40%	1.66%	1.18%
Supplemental data:
Net assets, end of year (000's)	$1,248,338	$1,263,296	$1,135,014	$991,824	$1,020,412
Portfolio turnover	97%	71%	71%	62%	49%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$25.75	$23.52	$19.40	$18.62	$14.95
Net investment income (loss)[1]	(0.15)	0.07	0.08	(0.00)[2]	(0.00)[2]
Net realized and unrealized gains	3.70	4.39	4.08	0.78	3.67
Net increase from operations	3.55	4.46	4.16	0.78	3.67
Dividends from net investment income	—	(0.04)	(0.04)	—	—
Distributions from net realized gains	(3.06)	(2.19)	—	—	—
Total dividends and distributions	(3.06)	(2.23)	(0.04)	—	—
Net asset value, end of year	$26.24	$25.75	$23.52	$19.40	$18.62
Total investment return[3]	14.60%	19.60%	21.45%	4.19%	24.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.18%[5]	1.18%	1.21%	1.23%	1.23%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.18%[5]	1.18%	1.21%	1.23%	1.22%
Net investment income (loss)	(0.57)%	0.28%	0.40%	(0.02)%	(0.02)%
Supplemental data:
Net assets, end of year (000's)	$46,777	$68,207	$63,108	$59,435	$64,315
Portfolio turnover	48%	40%	76%	54%	84%
	Class Y
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$26.39	$24.06	$19.86	$19.05	$15.29
Net investment income (loss)[1]	(0.09)	0.14	0.14	0.04	0.04
Net realized and unrealized gains	3.80	4.48	4.17	0.81	3.75
Net increase from operations	3.71	4.62	4.31	0.85	3.79
Dividends from net investment income	(0.06)	(0.10)	(0.11)	(0.04)	(0.03)
Distributions from net realized gains	(3.06)	(2.19)	—	—	—
Total dividends and distributions	(3.12)	(2.29)	(0.11)	(0.04)	(0.03)
Net asset value, end of year	$26.98	$26.39	$24.06	$19.86	$19.05
Total investment return[3]	14.89%	19.86%	21.77%	4.49%	24.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.92%[5]	0.93%	0.96%	0.97%	0.99%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.92%[5]	0.93%	0.96%	0.97%	0.98%
Net investment income (loss)	(0.32)%	0.53%	0.66%	0.23%	0.22%
Supplemental data:
Net assets, end of year (000's)	$16,174	$15,858	$14,814	$13,258	$13,858
Portfolio turnover	48%	40%	76%	54%	84%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

5  Includes interest expense representing less than 0.005%.

	Class C
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$22.91	$21.29	$17.67	$17.10	$13.84
Net investment income (loss)[1]	(0.31)	(0.13)	(0.08)	(0.14)	(0.14)
Net realized and unrealized gains	3.25	3.94	3.70	0.71	3.40
Net increase from operations	2.94	3.81	3.62	0.57	3.26
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(3.06)	(2.19)	—	—	—
Total dividends and distributions	(3.06)	(2.19)	—	—	—
Net asset value, end of year	$22.79	$22.91	$21.29	$17.67	$17.10
Total investment return[3]	13.67%	18.54%	20.49%	3.33%	23.47%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.99%[5]	2.00%	2.04%	2.07%	2.07%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.99%[5]	2.03%[4]	2.05%[4]	2.05%	2.05%
Net investment income (loss)	(1.39)%	(0.57)%	(0.43)%	(0.84)%	(0.84)%
Supplemental data:
Net assets, end of year (000's)	$4,104	$4,204	$4,033	$3,720	$4,209
Portfolio turnover	48%	40%	76%	54%	84%
	Class P
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$26.26	$23.95	$19.77	$18.97	$15.21
Net investment income (loss)[1]	(0.08)	0.14	0.14	0.05	0.04
Net realized and unrealized gains	3.77	4.46	4.15	0.79	3.75
Net increase from operations	3.69	4.60	4.29	0.84	3.79
Dividends from net investment income	(0.06)	(0.10)	(0.11)	(0.04)	(0.03)
Distributions from net realized gains	(3.06)	(2.19)	—	—	—
Total dividends and distributions	(3.12)	(2.29)	(0.11)	(0.04)	(0.03)
Net asset value, end of year	$26.83	$26.26	$23.95	$19.77	$18.97
Total investment return[3]	14.88%	19.87%	21.79%	4.48%	24.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.92%[5]	0.93%	0.95%	0.96%	0.97%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.92%[5]	0.93%	0.95%	0.96%	0.96%
Net investment income (loss)	(0.32)%	0.53%	0.65%	0.24%	0.24%
Supplemental data:
Net assets, end of year (000's)	$1,359,224	$1,289,577	$1,113,514	$1,036,636	$1,068,052
Portfolio turnover	48%	40%	76%	54%	84%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$22.05	$22.19	$16.61	$17.05	$14.28
Net investment income (loss)[1]	0.11	0.05	0.13	0.03	(0.03)
Net realized and unrealized gains (losses)	1.41	2.67	5.55	(0.47)	2.80
Net increase (decrease) from operations	1.52	2.72	5.68	(0.44)	2.77
Dividends from net investment income	(0.03)	(0.09)	(0.10)	—	—
Distributions from net realized gains	(2.73)	(2.77)	—	—	—
Total dividends and distributions	(2.76)	(2.86)	(0.10)	—	—
Net asset value, end of year	$20.81	$22.05	$22.19	$16.61	$17.05
Total investment return[2]	7.35%	12.74%	34.23%	(2.58)%	19.40%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.24%	1.24%	1.28%	1.32%	1.29%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.24%	1.24%	1.28%	1.32%	1.29%
Net investment income (loss)	0.53%	0.24%	0.68%	0.21%	(0.18)%
Supplemental data:
Net assets, end of year (000's)	$18,334	$32,039	$31,930	$27,101	$32,166
Portfolio turnover	66%	86%	97%	72%	70%
	Class Y
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$22.73	$22.79	$17.06	$17.51	$14.63
Net investment income (loss)[1]	0.14	0.08	0.16	0.06	0.01
Net realized and unrealized gains (losses)	1.45	2.75	5.70	(0.50)	2.88
Net increase (decrease) from operations	1.59	2.83	5.86	(0.44)	2.89
Dividends from net investment income	(0.11)	(0.12)	(0.13)	(0.01)	(0.01)
Distributions from net realized gains	(2.73)	(2.77)	—	—	—
Total dividends and distributions	(2.84)	(2.89)	(0.13)	(0.01)	(0.01)
Net asset value, end of year	$21.48	$22.73	$22.79	$17.06	$17.51
Total investment return[2]	7.47%	12.84%	34.41%	(2.45)%	19.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.10%	1.11%	1.19%	1.16%	1.08%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.10%	1.13%[4]	1.16%	1.16%	1.08%
Net investment income (loss)	0.63%	0.35%	0.80%	0.36%	0.03%
Supplemental data:
Net assets, end of year (000's)	$998	$912	$768	$443	$371
Portfolio turnover	66%	86%	97%	72%	70%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Amount represents less than $0.005 per share.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.52	$20.00	$15.00	$15.53	$13.10
Net investment income (loss)[1]	(0.05)	(0.10)	(0.01)	(0.08)	(0.14)
Net realized and unrealized gains (losses)	1.25	2.39	5.01	(0.45)	2.57
Net increase (decrease) from operations	1.20	2.29	5.00	(0.53)	2.43
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(2.73)	(2.77)	—	—	—
Total dividends and distributions	(2.73)	(2.77)	—	—	—
Net asset value, end of year	$17.99	$19.52	$20.00	$15.00	$15.53
Total investment return[2]	6.59%	11.84%	33.24%	(3.35)%	18.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.98%	2.00%	2.03%	2.07%	2.05%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.98%	2.00%	2.03%	2.07%	2.05%
Net investment income (loss)	(0.24)%	(0.51)%	(0.08)%	(0.54)%	(0.93)%
Supplemental data:
Net assets, end of year (000's)	$4,843	$5,106	$4,983	$4,325	$5,109
Portfolio turnover	66%	86%	97%	72%	70%
	Class P
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$22.54	$22.63	$16.94	$17.38	$14.53
Net investment income (loss)[1]	0.14	0.07	0.15	0.06	(0.01)
Net realized and unrealized gains (losses)	1.46	2.72	5.67	(0.50)	2.87
Net increase (decrease) from operations	1.60	2.79	5.82	(0.44)	2.86
Dividends from net investment income	(0.11)	(0.11)	(0.13)	(0.00)[3]	(0.01)
Distributions from net realized gains	(2.73)	(2.77)	—	—	—
Total dividends and distributions	(2.84)	(2.88)	(0.13)	(0.00)[3]	(0.01)
Net asset value, end of year	$21.30	$22.54	$22.63	$16.94	$17.38
Total investment return[2]	7.49%	12.77%	34.51%	(2.51)%	19.66%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.09%	1.11%	1.15%	1.22%	1.17%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.09%	1.16%[4]	1.16%[4]	1.16%	1.16%
Net investment income (loss)	0.65%	0.32%	0.79%	0.37%	(0.05)%
Supplemental data:
Net assets, end of year (000's)	$525,959	$510,377	$448,879	$354,936	$387,634
Portfolio turnover	66%	86%	97%	72%	70%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.72	$21.42	$16.45	$16.66	$12.28
Net investment loss[1]	(0.14)	(0.16)	(0.08)	(0.12)	(0.13)
Net realized and unrealized gains (losses)	3.90	1.34	5.35	(0.09)	4.51
Net increase (decrease) from operations	3.76	1.18	5.27	(0.21)	4.38
Distributions from net realized gains	(3.03)	(2.88)	(0.30)	—	—
Net asset value, end of year	$20.45	$19.72	$21.42	$16.45	$16.66
Total investment return[2]	20.82%	4.92%	32.44%	(1.26)%	35.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.24%	1.25%	1.26%	1.30%	1.28%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.21%[3]	1.25%	1.26%	1.30%	1.28%
Net investment loss	(0.70)%	(0.77)%	(0.43)%	(0.73)%	(0.83)%
Supplemental data:
Net assets, end of year (000's)	$28,386	$40,210	$41,721	$36,620	$40,992
Portfolio turnover	88%	94%	60%	94%	103%
	Class Y
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$20.72	$22.34	$17.13	$17.31	$12.74
Net investment loss[1]	(0.13)	(0.15)	(0.07)	(0.10)	(0.10)
Net realized and unrealized gains (losses)	4.11	1.41	5.58	(0.08)	4.67
Net increase (decrease) from operations	3.98	1.26	5.51	(0.18)	4.57
Distributions from net realized gains	(3.03)	(2.88)	(0.30)	—	—
Net asset value, end of year	$21.67	$20.72	$22.34	$17.13	$17.31
Total investment return[2]	20.89%	5.09%	32.55%	(1.04)%	35.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.13%	1.14%	1.25%	1.25%	1.08%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.11%[3]	1.13%	1.13%	1.13%	1.08%
Net investment loss	(0.62)%	(0.65)%	(0.33)%	(0.59)%	(0.61)%
Supplemental data:
Net assets, end of year (000's)	$844	$667	$588	$224	$98
Portfolio turnover	88%	94%	60%	94%	103%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$17.07	$19.02	$14.75	$15.05	$11.19
Net investment loss[1]	(0.24)	(0.28)	(0.20)	(0.21)	(0.23)
Net realized and unrealized gains (losses)	3.31	1.21	4.77	(0.09)	4.09
Net increase (decrease) from operations	3.07	0.93	4.57	(0.30)	3.86
Distributions from net realized gains	(3.03)	(2.88)	(0.30)	—	—
Net asset value, end of year	$17.11	$17.07	$19.02	$14.75	$15.05
Total investment return[2]	19.93%	4.16%	31.42%	(1.99)%	34.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.99%	2.01%	2.02%	2.05%	2.05%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.96%	2.00%	2.02%	2.05%	2.09%[3]
Net investment loss	(1.46)%	(1.52)%	(1.19)%	(1.49)%	(1.63)%
Supplemental data:
Net assets, end of year (000's)	$4,116	$3,977	$4,038	$3,529	$4,158
Portfolio turnover	88%	94%	60%	94%	103%
	Class P
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$20.49	$22.13	$16.97	$17.14	$12.62
Net investment loss[1]	(0.13)	(0.14)	(0.06)	(0.09)	(0.11)
Net realized and unrealized gains (losses)	4.07	1.38	5.52	(0.08)	4.63
Net increase (decrease) from operations	3.94	1.24	5.46	(0.17)	4.52
Distributions from net realized gains	(3.03)	(2.88)	(0.30)	—	—
Net asset value, end of year	$21.40	$20.49	$22.13	$16.97	$17.14
Total investment return[2]	20.93%	5.04%	32.57%	(0.99)%	35.82%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.10%	1.12%	1.14%	1.18%	1.16%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.11%	1.13%[3]	1.13%	1.13%	1.13%
Net investment loss	(0.61)%	(0.65)%	(0.30)%	(0.56)%	(0.67)%
Supplemental data:
Net assets, end of year (000's)	$545,517	$474,468	$457,011	$383,330	$423,310
Portfolio turnover	88%	94%	60%	94%	103%
See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.60	$13.96	$11.63	$13.41	$11.72
Net investment income[1]	0.20	0.35	0.24	0.26	0.25
Net realized and unrealized gains (losses)	(0.43)	1.56	2.36	(1.71)	1.66
Net increase (decrease) from operations	(0.23)	1.91	2.60	(1.45)	1.91
Dividends from net investment income	(0.33)	(0.27)	(0.27)	(0.33)	(0.22)
Net asset value, end of year	$15.04	$15.60	$13.96	$11.63	$13.41
Total investment return[2]	(1.38)%	13.78%	22.63%	(10.58)%	16.37%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.78%[3]	1.70%	1.42%	1.43%[3]	1.40%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.75%[3]	1.68%	1.42%[4]	1.43%[3]	1.40%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.37%	1.37%	1.42%[4]	1.43%	1.40%[4]
Net investment income	1.31%	2.33%	1.84%	2.27%	1.91%
Supplemental data:
Net assets, end of year (000's)	$33,882	$57,389	$55,533	$51,294	$66,904
Portfolio turnover	79%	86%	36%	44%	66%
	Class Y
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.59	$13.95	$11.63	$13.41	$11.71
Net investment income[1]	0.25	0.40	0.28	0.29	0.28
Net realized and unrealized gains (losses)	(0.44)	1.55	2.35	(1.70)	1.67
Net increase (decrease) from operations	(0.19)	1.95	2.63	(1.41)	1.95
Dividends from net investment income	(0.40)	(0.31)	(0.31)	(0.37)	(0.25)
Net asset value, end of year	$15.00	$15.59	$13.95	$11.63	$13.41
Total investment return[2]	(1.09)%	14.10%	22.97%	(10.37)%	16.65%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.51%[3]	1.42%	1.16%	1.18%[3]	1.16%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.48%[3]	1.40%	1.16%[4]	1.18%[3]	1.16%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.10%	1.09%	1.16%[4]	1.18%	1.16%[4]
Net investment income	1.64%	2.63%	2.13%	2.51%	2.14%
Supplemental data:
Net assets, end of year (000's)	$19,150	$22,915	$20,865	$18,004	$21,046
Portfolio turnover	79%	86%	36%	44%	66%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

	Class C
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.29	$13.68	$11.41	$13.14	$11.47
Net investment income[1]	0.09	0.23	0.13	0.16	0.14
Net realized and unrealized gains (losses)	(0.43)	1.53	2.31	(1.67)	1.64
Net increase (decrease) from operations	(0.34)	1.76	2.44	(1.51)	1.78
Dividends from net investment income	(0.23)	(0.15)	(0.17)	(0.22)	(0.11)
Net asset value, end of year	$14.72	$15.29	$13.68	$11.41	$13.14
Total investment return[2]	(2.14)%	12.93%	21.50%	(11.35)%	15.57%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.58%[3]	2.51%	2.26%	2.27%[3]	2.23%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.55%[3]	2.49%	2.25%	2.27%[3]	2.23%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.16%	2.18%	2.25%	2.27%	2.23%[4]
Net investment income	0.62%	1.52%	1.01%	1.41%	1.08%
Supplemental data:
Net assets, end of year (000's)	$2,744	$2,919	$2,746	$2,573	$3,601
Portfolio turnover	79%	86%	36%	44%	66%
	Class P
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.56	$13.92	$11.60	$13.39	$11.69
Net investment income[1]	0.25	0.40	0.28	0.29	0.29
Net realized and unrealized gains (losses)	(0.44)	1.54	2.35	(1.71)	1.66
Net increase (decrease) from operations	(0.19)	1.94	2.63	(1.42)	1.95
Dividends from net investment income	(0.40)	(0.30)	(0.31)	(0.37)	(0.25)
Net asset value, end of year	$14.97	$15.56	$13.92	$11.60	$13.39
Total investment return[2]	(1.11)%	14.12%	22.92%	(10.39)%	16.79%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.52%[3]	1.45%	1.17%	1.18%[3]	1.16%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.49%[3]	1.43%	1.17%[4]	1.18%[3]	1.16%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.10%	1.11%	1.17%[4]	1.18%	1.16%[4]
Net investment income	1.69%	2.63%	2.12%	2.54%	2.20%
Supplemental data:
Net assets, end of year (000's)	$1,016,420	$1,025,757	$863,063	$698,255	$817,011
Portfolio turnover	79%	86%	36%	44%	66%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.56	$12.29	$11.81	$13.80	$12.19
Net investment income (loss)[1]	0.09	0.14	0.09	0.11	0.12
Net realized and unrealized gains (losses)	(1.78)	1.17	0.49	(1.86)	1.59
Net increase (decrease) from operations	(1.69)	1.31	0.58	(1.75)	1.71
Dividends from net investment income	(0.06)	(0.04)	(0.10)	(0.11)	(0.10)
Distributions from net realized gains	—	—	—	(0.13)	—
Total dividends and distributions	(0.06)	(0.04)	(0.10)	(0.24)	(0.10)
Net asset value, end of year	$11.81	$13.56	$12.29	$11.81	$13.80
Total investment return[3]	(12.50)%	10.71%	4.81%	(12.52)%	14.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.77%[5]	1.80%	1.82%	1.90%	1.84%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.67%[5]	1.69%	1.75%	1.90%	1.84%[4]
Net investment income (loss)	0.67%	1.14%	0.72%	0.93%	0.87%
Supplemental data:
Net assets, end of year (000's)	$4,707	$17,200	$16,810	$17,559	$22,648
Portfolio turnover	63%	74%	158%	30%	111%
	Class Y
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.82	$12.53	$12.03	$14.06	$12.41
Net investment income[1]	0.15	0.18	0.12	0.14	0.15
Net realized and unrealized gains (losses)	(1.84)	1.18	0.51	(1.90)	1.61
Net increase (decrease) from operations	(1.69)	1.36	0.63	(1.76)	1.76
Dividends from net investment income	(0.16)	(0.07)	(0.13)	(0.14)	(0.11)
Distributions from net realized gains	—	—	—	(0.13)	—
Total dividends and distributions	(0.16)	(0.07)	(0.13)	(0.27)	(0.11)
Net asset value, end of year	$11.97	$13.82	$12.53	$12.03	$14.06
Total investment return[3]	(12.30)%	10.94%	5.13%	(12.35)%	14.22%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.53%[5]	1.55%	1.58%	1.67%	1.61%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.44%[5]	1.44%	1.51%	1.67%	1.61%[4]
Net investment income	1.15%	1.37%	0.94%	1.17%	1.08%
Supplemental data:
Net assets, end of year (000's)	$8,767	$11,978	$12,835	$13,835	$17,808
Portfolio turnover	63%	74%	158%	30%	111%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

5  Includes interest expense representing less than 0.005%.

	Class C
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.61	$11.48	$11.04	$12.87	$11.38
Net investment income (loss)[1]	0.03	0.04	(0.00)[2]	0.02	0.01
Net realized and unrealized gains (losses)	(1.68)	1.09	0.44	(1.72)	1.48
Net increase (decrease) from operations	(1.65)	1.13	0.44	(1.70)	1.49
Dividends from net investment income	(0.03)	—	—	—	—
Distributions from net realized gains	—	—	—	(0.13)	—
Total dividends and distributions	(0.03)	—	—	(0.13)	—
Net asset value, end of year	$10.93	$12.61	$11.48	$11.04	$12.87
Total investment return[3]	(13.17)%	9.93%	3.99%	(13.13)%	13.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.50%[5]	2.55%	2.57%	2.65%	2.58%
Expenses after fee waivers and/or expense reimbursements/recoupments	2.41%[5]	2.44%	2.49%	2.65%	2.58%[4]
Net investment income (loss)	0.21%	0.37%	(0.04)%	0.16%	0.11%
Supplemental data:
Net assets, end of year (000's)	$1,661	$2,079	$2,201	$2,396	$3,373
Portfolio turnover	63%	74%	158%	30%	111%
	Class P
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.75	$12.47	$11.98	$14.00	$12.36
Net investment income[1]	0.16	0.18	0.12	0.12	0.13
Net realized and unrealized gains (losses)	(1.85)	1.17	0.47	(1.89)	1.60
Net increase (decrease) from operations	(1.69)	1.35	0.59	(1.77)	1.73
Dividends from net investment income	(0.15)	(0.07)	(0.10)	(0.12)	(0.09)
Distributions from net realized gains	—	—	—	(0.13)	—
Total dividends and distributions	(0.15)	(0.07)	(0.10)	(0.25)	(0.09)
Net asset value, end of year	$11.91	$13.75	$12.47	$11.98	$14.00
Total investment return[3]	(12.33)%	10.86%	4.87%	(12.49)%	14.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.56%[5]	1.64%	1.75%	1.88%	1.79%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.47%[5]	1.53%	1.67%	1.88%	1.79%[4]
Net investment income	1.18%	1.37%	0.92%	0.97%	0.95%
Supplemental data:
Net assets, end of year (000's)	$417,751	$450,438	$334,525	$218,196	$264,991
Portfolio turnover	63%	74%	158%	30%	111%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$7.33	$6.52	$6.05	$6.02	$5.31
Net investment income[1]	0.16	0.10	0.08	0.09	0.09
Net realized and unrealized gains	0.02	0.83	0.65	0.08	1.01
Net increase from operations	0.18	0.93	0.73	0.17	1.10
Dividends from net investment income	—	(0.12)	(0.26)	(0.14)	(0.39)
Net asset value, end of year	$7.51	$7.33	$6.52	$6.05	$6.02
Total investment return[2]	2.46%	14.56%	12.24%	3.28%	21.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.59%	1.59%	1.56%	1.69%	1.68%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	2.21%	1.55%	1.19%	1.61%	1.54%
Supplemental data:
Net assets, end of year (000's)	$363	$5,692	$5,233	$4,838	$4,566
Portfolio turnover	102%	53%	92%	66%	51%
	Class Y
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$7.37	$6.55	$6.08	$6.05	$5.33
Net investment income[1]	0.14	0.12	0.09	0.11	0.10
Net realized and unrealized gains	0.05	0.84	0.66	0.07	1.02
Net increase from operations	0.19	0.96	0.75	0.18	1.12
Dividends from net investment income	(0.26)	(0.14)	(0.28)	(0.15)	(0.40)
Net asset value, end of year	$7.30	$7.37	$6.55	$6.08	$6.05
Total investment return[2]	2.58%	14.94%	12.53%	3.46%	21.89%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.27%	1.38%	1.39%	1.39%	1.34%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	1.84%	1.81%	1.43%	1.90%	1.74%
Supplemental data:
Net assets, end of year (000's)	$281	$280	$294	$210	$195
Portfolio turnover	102%	53%	92%	66%	51%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$7.29	$6.48	$6.00	$5.99	$5.29
Net investment income[1]	0.06	0.05	0.03	0.05	0.05
Net realized and unrealized gains	0.06	0.83	0.65	0.07	1.00
Net increase from operations	0.12	0.88	0.68	0.12	1.05
Dividends from net investment income	(0.20)	(0.07)	(0.20)	(0.11)	(0.35)
Net asset value, end of year	$7.21	$7.29	$6.48	$6.00	$5.99
Total investment return[2]	1.58%	13.77%	11.52%	2.42%	20.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.24%	2.30%	2.27%	2.44%	2.45%
Expenses after fee waivers and/or expense reimbursements/recoupments	2.20%	2.20%	2.20%	2.20%	2.20%
Net investment income	0.79%	0.78%	0.40%	0.92%	0.79%
Supplemental data:
Net assets, end of year (000's)	$340	$272	$222	$172	$220
Portfolio turnover	102%	53%	92%	66%	51%
	Class P
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$7.35	$6.53	$6.06	$6.03	$5.32
Net investment income[1]	0.14	0.12	0.10	0.10	0.10
Net realized and unrealized gains	0.05	0.84	0.65	0.08	1.01
Net increase from operations	0.19	0.96	0.75	0.18	1.11
Dividends from net investment income	(0.26)	(0.14)	(0.28)	(0.15)	(0.40)
Net asset value, end of year	$7.28	$7.35	$6.53	$6.06	$6.03
Total investment return[2]	2.59%	15.00%	12.57%	3.47%	21.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.56%	1.63%	1.52%	1.65%	1.65%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	1.83%	1.79%	1.47%	1.88%	1.77%
Supplemental data:
Net assets, end of year (000's)	$148,096	$145,067	$116,509	$108,101	$101,008
Portfolio turnover	102%	53%	92%	66%	51%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.62	$10.21	$9.35	$9.32	$9.16
Net investment loss[1]	(0.08)	(0.09)	(0.05)	(0.02)	(0.00)[2]
Net realized and unrealized gains	0.56	0.70	0.95	0.05	0.25
Net increase from operations	0.48	0.61	0.90	0.03	0.25
Dividends from net investment income	—	(0.20)	(0.04)	—	(0.09)
Net asset value, end of year	$11.10	$10.62	$10.21	$9.35	$9.32
Total investment return[3]	4.52%	5.99%	9.54%	0.43%	2.69%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.93%	1.97%	2.01%	2.12%	2.08%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.88%	1.99%[5]	1.98%[5]	2.10%[5]	2.05%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.81%	1.88%[5]	1.90%[5]	1.95%[5]	1.95%
Net investment loss	(0.74)%	(0.89)%	(0.49)%	(0.23)%	(0.02)%
Supplemental data:
Net assets, end of year (000's)	$7,408	$77,331	$53,728	$43,644	$63,767
Portfolio turnover	165%	114%	140%	242%	295%
	Class Y
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.71	$10.30	$9.43	$9.38	$9.19
Net investment income (loss)[1]	(0.05)	(0.07)	(0.03)	0.00[2]	0.02
Net realized and unrealized gains	0.56	0.70	0.97	0.05	0.25
Net increase from operations	0.51	0.63	0.94	0.05	0.27
Dividends from net investment income	(0.10)	(0.22)	(0.07)	—	(0.08)
Net asset value, end of year	$11.12	$10.71	$10.30	$9.43	$9.38
Total investment return[3]	4.82%	6.18%	9.89%	0.64%	2.84%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.72%	1.74%	1.77%	1.91%	1.85%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.68%[5]	1.75%[5]	1.73%[5]	1.86%[5]	1.80%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.60%[5]	1.63%[5]	1.65%[5]	1.70%[5]	1.70%
Net investment income (loss)	(0.43)%	(0.65)%	(0.25)%	0.00%[6]	0.21%
Supplemental data:
Net assets, end of year (000's)	$2,449	$4,629	$2,732	$1,668	$1,565
Portfolio turnover	165%	114%	140%	242%	295%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

6  Amount represents less than 0.005%.

	Class C
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.29	$9.90	$9.09	$9.13	$8.97
Net investment loss[1]	(0.14)	(0.16)	(0.11)	(0.08)	(0.07)
Net realized and unrealized gains	0.53	0.67	0.92	0.04	0.25
Net increase from operations	0.39	0.51	0.81	(0.04)	0.18
Dividends from net investment income	(0.02)	(0.12)	—	—	(0.02)
Net asset value, end of year	$10.66	$10.29	$9.90	$9.09	$9.13
Total investment return[3]	3.81%	5.18%	8.79%	(0.22)%	1.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.67%	2.71%	2.72%	2.82%	2.78%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.60%	2.70%	2.70%	2.78%	2.78%[4,5]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.52%	2.58%	2.62%	2.63%	2.68%[5]
Net investment loss	(1.37)%	(1.60)%	(1.20)%	(0.91)%	(0.77)%
Supplemental data:
Net assets, end of year (000's)	$9,385	$6,346	$4,827	$4,989	$6,479
Portfolio turnover	165%	114%	140%	242%	295%
	Class P
	Years ended July 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.69	$10.27	$9.41	$9.36	$9.19
Net investment income (loss)[1]	(0.04)	(0.07)	(0.02)	0.00[2]	0.02
Net realized and unrealized gains	0.55	0.71	0.95	0.05	0.26
Net increase from operations	0.51	0.64	0.93	0.05	0.28
Dividends from net investment income	(0.11)	(0.22)	(0.07)	—	(0.11)
Net asset value, end of year	$11.09	$10.69	$10.27	$9.41	$9.36
Total investment return[3]	4.79%	6.27%	9.93%	0.64%	2.94%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.69%	1.74%[4]	1.74%	1.85%	1.81%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.62%	1.74%[4,5]	1.71%	1.85%[5]	1.80%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.54%	1.62%[5]	1.63%	1.69%[5]	1.70%
Net investment income (loss)	(0.38)%	(0.64)%	(0.21)%	0.02%	0.22%
Supplemental data:
Net assets, end of year (000's)	$782,683	$611,399	$493,524	$449,925	$476,544
Portfolio turnover	165%	114%	140%	242%	295%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen portfolios available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. With the exception of PACE Money Market Investments (which currently offers Class P shares only) each Portfolio currently offers Class A, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program, except that PACE Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had such claims or losses through July 31, 2015 pursuant to these contracts and expect the risk of loss to be remote.

PACE Money Market Investments attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market portfolio, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in

PACE Select Advisors Trust

Notes to financial statements

accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

Each Portfolio calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Portfolio's net asset value per share will be calculated as of the time trading was halted.

PACE Money Market Investments' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. PACE Money Market Investments values its securities at amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

Each Portfolio (other than PACE Money Market Investments) calculates its net asset value based on the current market value, where available, for its portfolio securities. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the board of trustees (the "board").

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily closing net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges are normally valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has delegated to the UBS Global Asset Management (Americas) Inc. Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Portfolios' holdings. The GVC is comprised of representatives of management. The GVC provides reports to the board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

PACE Select Advisors Trust

Notes to financial statements

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

Each Portfolio expects to price most of its portfolio holdings based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. If a Portfolio concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Portfolio will use fair value methods to reflect those events. This policy is intended to assure that each Portfolio's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in investments being transferred between Level 1 and Level 2 of the fair value hierarchy at reporting period ends. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager of the Portfolios.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

PACE Select Advisors Trust

Notes to financial statements

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of each Portfolio's Portfolio of investments.

In June 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2014-11, Transfers & Servicing (Topic 860): "Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures" ("ASU 2014-11") to improve the financial reporting of reverse repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

In May 2015, the FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): "Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2015-07"). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the applicable Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of July 31, 2015 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of July 31, 2015, a Portfolio would be required to post additional collateral or may be required to terminate the contract and settle any amounts outstanding. The Portfolios are not aware of any additional credit-risk contingent features on other derivative contracts held by the Portfolios (other than those described earlier). The volume of derivatives that is presented in the Portfolio of investments of each Portfolio is consistent with the derivative activity during the year ended July 31, 2015.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2015, the Portfolios had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$593	$—	$—	$—	$593
Swap agreements	54,915	—	—	—	54,915
Total value	$55,508	$—	$—	$—	$55,508
PACE Intermediate Fixed Income Investments
Futures contracts	$407,096	$—	$—	$—	$407,096
Options and swaptions purchased	42,974	14,083	—	—	57,057
Forward foreign currency contracts	—	98,868	—	—	98,868
Swap agreements	90,085	—	—	—	90,085
Total value	$540,155	$112,951	$—	$—	$653,106
PACE Strategic Fixed Income Investments
Futures contracts	$1,570,108	$—	$—	$—	$1,570,108
Swaptions purchased	512,040	—	—	—	512,040
Forward foreign currency contracts	—	2,860,832	—	—	2,860,832
Swap agreements	908,066	—	801,018	—	1,709,084
Total value	$2,990,214	$2,860,832	$801,018	$—	$6,652,064
PACE International Fixed Income Investments
Futures contracts	$846,701	$—	$—	$—	$846,701
Forward foreign currency contracts	—	3,059,276	—	—	3,059,276
Total value	$846,701	$3,059,276	$—	$—	$3,905,977
PACE High Yield Investments
Forward foreign currency contracts	$—	$796,533	$—	$—	$796,533
Total value	$—	$796,533	$—	$—	$796,533
PACE Alternative Strategies Investments
Futures contracts	$658,247	$—	$—	$3,863,178	$4,521,425
Options and swaptions purchased	870,104	5,837	—	684,537	1,560,478
Forward foreign currency contracts	—	22,379,307	—	—	22,379,307
Swap agreements	2,902,752	—	1,074,443	1,534,385	5,511,580
Total value	$4,431,103	$22,385,144	$1,074,443	$6,082,100	$33,972,790

PACE Select Advisors Trust

Notes to financial statements

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Swap agreements	$(221,524)	$—	$—	$—	$(221,524)
Options and swaptions written	(1,649,132)	—	—	—	(1,649,132)
Total value	$(1,870,656)	$—	$—	$—	$(1,870,656)
PACE Intermediate Fixed Income Investments
Futures contracts	$(319,164)	$—	$—	$—	$(319,164)
Forward foreign currency contracts	—	(41,452)	—	—	(41,452)
Swap agreements	(14,048)	—	(250)	—	(14,298)
Options and swaptions written	(586,759)	(12,836)	—	—	(599,595)
Total value	$(919,971)	$(54,288)	$(250)	$—	$(974,509)
PACE Strategic Fixed Income Investments
Futures contracts	$(2,169,037)	$—	$—	$—	$(2,169,037)
Options and swaptions written	(477,821)	(83,128)	—	—	(560,949)
Forward foreign currency contracts	—	(1,639,760)	—	—	(1,639,760)
Swap agreements	(1,149,523)	—	(818,996)	—	(1,968,519)
Total value	$(3,796,381)	$(1,722,888)	$(818,996)	$—	$(6,338,265)
PACE International Fixed Income Investments
Futures contracts	$(1,253,370)	$—	$—	$—	$(1,253,370)
Forward foreign currency contracts	—	(2,979,558)	—	—	(2,979,558)
Total value	$(1,253,370)	$(2,979,558)	$—	$—	$(4,232,928)
PACE High Yield Investments
Forward foreign currency contracts	$—	$(182,560)	$—	$—	$(182,560)
Total value	$—	$(182,560)	$—	$—	$(182,560)
PACE Alternative Strategies Investments
Futures contracts	$(657,666)	$—	$—	$(1,315,018)	$(1,972,684)
Written options and foreign exchange options	(38,250)	(406,283)	—	(267,796)	(712,329)
Forward foreign currency contracts	—	(16,701,747)	—	—	(16,701,747)
Swap agreements	(4,045,928)	—	(490,227)	(1,253,039)	(5,789,194)
Total value	$(4,741,844)	$(17,108,030)	$(490,227)	$(2,835,853)	$(25,175,954)

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within Investments in unaffiliated securities, at value, swap agreements (except centrally cleared swaps) are shown within swap agreements at value while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swaps are reported at value as detailed in the futures contracts and centrally cleared swaps tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value and swap agreements (except centrally cleared swaps) are shown within swap agreements at value while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swaps are reported at value as detailed in the futures contracts and centrally cleared swaps tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements

Net realized and change in unrealized gains (losses) from derivatives instruments during the year ended July 31,2015, were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(19,173)	$—	$—	$—	$(19,173)
Options and swaptions purchased[4]	(568,275)	—	—	—	(568,275)
Swap agreements	(958,073)	—	—	—	(958,073)
Options and swaptions written	1,244,707	—	—	—	1,244,707
Total net realized gain (loss)	$(300,814)	$—	$—	$—	$(300,814)
Net change in unrealized appreciation/depreciation[5]
Options and swaptions purchased[4]	$(180,485)	$—	$—	$—	$(180,485)
Swap agreements	(165,312)	—	—	—	(165,312)
Options and swaptions written	387,659	—	—	—	387,659
Total net change in unrealized appreciation/depreciation	$41,862	$—	$—	$—	$41,862
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$310,505	$—	$—	$—	$310,505
Options and swaptions purchased[4]	183,839	—	—	—	183,839
Forward foreign currency contracts	—	529,749	—	—	529,749
Swap agreements	(370,911)	—	169,365	—	(201,546)
Options and swaptions written	203,356	—	—	—	203,356
Total net realized gain (loss)	$326,789	$529,749	$169,365	$—	$1,025,903
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$276,792	$—	$—	$—	$276,792
Options and swaptions purchased[4]	(99,554)	(2,535)	—	—	(102,089)
Forward foreign currency contracts	—	8,477	—	—	8,477
Swap agreements	13,079	—	143	—	13,222
Options and swaptions written	(31,461)	11,061	—	—	(20,400)
Total net change in unrealized appreciation/depreciation	$158,856	$17,003	$143	$—	$176,002

PACE Select Advisors Trust

Notes to financial statements

	Interest rate risk	Foreign exchange risk		Credit risk		Equity risk		Total
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(6,041,243)		$—		$—		$—	$(6,041,243)
Options and swaptions purchased[4]	—		3,608		—		—	3,608
Forward foreign currency contracts	—		21,562,285		—		—	21,562,285
Swap agreements	7,116,998		—		1,325,556		—	8,442,554
Options and swaptions written	1,458,903		(913,616)		—		—	545,287
Total net realized gain (loss)	$2,534,658		$20,652,277		$1,325,556		$—	$24,512,491
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$1,042,920		$—		$—		$—	$1,042,920
Options and swaptions purchased[4]	(223,260)		—		—		—	(223,260)
Forward foreign currency contracts	—		1,033,438		—		—	1,033,438
Swap agreements	(6,259,788)		—		(1,338,938)		—	(7,598,726)
Options and swaptions written	53,011		64,325		—		—	117,336
Total net change in unrealized appreciation/depreciation	$(5,387,117)		$1,097,763		$(1,338,938)		$—	$(5,628,292)
PACE International Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$1,683,637		$—		$—		$—	$1,683,637
Forward foreign currency contracts	—		17,798,465		—		—	17,798,465
Total net realized gain (loss)	$1,683,637		$17,798,465		$—		$—	$19,482,102
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(2,363,561)		$—		$—		$—	$(2,363,561)
Forward foreign currency contracts	—		(1,762,307)		—		—	(1,762,307)
Total net change in unrealized appreciation/depreciation	$(2,363,561)		$(1,762,307)		$—		$—	$(4,125,868)
PACE High Yield Investments
Net realized gain (loss)[3]
Futures contracts	$(1,202,691)		$—		$—		$—	$(1,202,691)
Forward foreign currency contracts	—		9,799,408		—		—	9,799,408
Total net realized gain (loss)	$(1,202,691)		$9,799,408		$—		$—	$8,596,717
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(245,048)	$		$		$		$(245,048)
Forward foreign currency contracts	—		(557,435)		—		—	(557,435)
Total net change in unrealized appreciation/depreciation	$(245,048)		$(557,435)		$—		$—	$(802,483)
PACE International Equity Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—		$707,563		$—		$—	$707,563
Total net realized gain (loss)	$—		$707,563		$—		$—	$707,563
Net change in unrealized appreciation/depreciation[5]
Forward foreign currency contracts	$—		$(78,260)		$—		$—	$(78,260)
Total net change in unrealized appreciation/depreciation	$—		$(78,260)		$—		$—	$(78,260)

PACE Select Advisors Trust

Notes to financial statements

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures contracts	$509,028	$193,669	$—	$6,593,901	$7,296,598
Options and swaptions purchased[4]	3,050,474	390,118	—	(2,896,911)	543,681
Forward foreign currency contracts	—	35,552,044	—	—	35,552,044
Swap agreements	(534,553)	—	1,358,647	(308,610)	515,484
Options and swaptions written	(2,911,656)	(2,017,448)	—	(5,042,532)	(9,971,636)
Total net realized gain (loss)	$113,293	$34,118,383	$1,358,647	$(1,654,152)	$33,936,171
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$2,389,582	$—	$—	$1,992,603	$4,382,185
Options and swaptions purchased[4]	(229,326)	(1,355,525)	—	(1,591,245)	(3,176,096)
Forward foreign currency contracts	—	3,802,339	—	—	3,802,339
Swap agreements	(4,000,746)	—	(756,486)	842,525	(3,914,707)
Options and swaptions written	(32,373)	(357,437)	—	1,593,644	1,203,834
Total net change in unrealized appreciation/depreciation	$(1,872,863)	$2,089,377	$(756,486)	$2,837,527	$2,297,555

3  The net realized gains (losses) are shown in the Statement of operations in net realized gains (losses) from futures, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted.

4  Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments in the Statement of operations.

5  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation on futures, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted.

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2015, derivative assets and liabilities (by type) on a gross basis were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Options and swaptions purchased	593	—
Options and swaptions written	—	(1,649,132)
Swap agreements[1]	54,915	(221,524)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	55,508	(1,870,656)
Derivatives not subject to a master netting agreement or similar agreements ("MNA")	(54,915)	188,377
Total gross amount of assets and liabilities subject to MNA or similar agreements	593	(1,682,279)

1  Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the centrally cleared swaps tables in the Portfolio of investments but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on centrally cleared swap agreements.

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of July 31, 2015.

PACE Mortgage-Backed Securities Fixed Income Investments

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
GSB	446	(446)	—	0
MSCI	147	—	(147)	0
Total	593	(446)	(147)	0
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
CSI	(86,079)	—	86,079	0
GSI	(17,264)	446	—	(16,818)
JPMCB	(1,578,936)	—	1,578,936	0
Total	(1,682,279)	446	1,665,015	(16,818)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements

PACE Intermediate Fixed Income Investments

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	98,868	(41,452)
Futures contracts[1]	407,096	(319,164)
Options and swaptions purchased	57,057	—
Options and swaptions written	—	(599,595)
Swap agreements[1]	90,085	(14,298)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	653,106	(974,509)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(499,269)	335,299
Total gross amount of assets and liabilities subject to MNA or similar agreements	153,837	(639,210)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of July 31, 2015.

PACE Intermediate Fixed Income Investments

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
BB	46,972	—	—	46,972
BNP	1,909	(1,909)	—	—
BOA	12,186	(301)	—	11,885
CSI	92,770	(92,770)	—	—
Total	153,837	(94,980)	—	58,857
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
BNP	(12,535)	1,909	—	(10,626)
BOA	(301)	301	—	—
CSI	(595,339)	92,770	502,569	—
DB	(16,809)	—	—	(16,809)
JPMCB	(14,226)	—	14,226	—
Total	(639,210)	94,980	516,795	(27,435)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements

PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	2,860,832	(1,639,760)
Futures contracts[1]	1,570,108	(2,169,037)
Options and swaptions purchased	512,040	—
Options and swaptions written	—	(560,949)
Swap agreements[1]	1,709,084	(1,968,519)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	6,652,064	(6,338,265)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(3,163,043)	3,338,951
Total gross amount of assets and liabilities subject to MNA or similar agreements	3,489,021	(2,999,314)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of July 31, 2015.

PACE Strategic Fixed Income Investments

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
BNP	68,751	(68,751)	—	—
BOA	216,192	(216,192)	—	—
CITI	467,754	(467,754)	—	—
CSI	21,342	—	—	21,342
DB	155,743	(102,600)	(53,143)	—
GSCM	692,756	(86,221)	—	606,535
HSBC	71,642	(20,999)	—	50,643
JPMCB	865,266	(773,365)	—	91,901
MSCI	368,333	(368,333)	—	—
RBC	524,861	(99,170)	—	425,691
SG	18,737	(11,482)	—	7,255
SSC	17,644	(17,644)	—	—
Total	3,489,021	(2,232,511)	(53,143)	1,203,367

PACE Select Advisors Trust

Notes to financial statements

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
BB	(29,511)	—	—	(29,511)
BOA	(323,955)	216,192	—	(107,763)
BNP	(214,697)	68,751	145,946	—
CITI	(570,761)	467,754	—	(103,007)
DB	(102,600)	102,600	—	—
GSCM	(86,221)	86,221	—	—
GSI	(263,551)	—	263,551	—
HSBC	(20,999)	20,999	—	—
JPMCB	(773,365)	773,365	—	—
MSCI	(484,032)	368,333	115,699	—
RBC	(99,170)	99,170	—	—
SG	(11,482)	11,482	—	—
SSC	(18,409)	17,644	—	(765)
WBC	(561)	—	—	(561)
Total	(2,999,314)	2,232,511	525,196	(241,607)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE International Fixed Income Investments

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	3,059,276	(2,979,558)
Futures contracts[1]	846,701	(1,253,370)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,905,977	(4,232,928)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(3,905,977)	4,232,928
Total gross amount of assets and liabilities subject to MNA or similar agreements	—	—

PACE High Yield Investments

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	796,533	(182,560)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	796,533	(182,560)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(796,533)	182,560
Total gross amount of assets and liabilities subject to MNA or similar agreements	—	—

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	22,379,307	(16,701,747)
Futures contracts[1]	4,521,425	(1,972,684)
Options and swaptions purchased	1,560,478	—
Options and swaptions written	—	(712,329)
Swap agreements[1]	5,511,580	(5,789,194)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	33,972,790	(25,175,954)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(8,693,070)	6,311,937
Total gross amount of assets and liabilities subject to MNA or similar agreements	25,279,720	(18,864,017)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

PACE Select Advisors Trust

Notes to financial statements

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of July 31, 2015.

PACE Alternative Strategies Investments

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
BB	6,752,160	(4,655,729)	—	2,096,431
BOA	340,106	(32,329)	(59,900)	247,877
BNP	2,313,436	(2,273,959)	—	39,477
CITI	6,935,377	(3,889,070)	—	3,046,307
CSI	3,629,564	(3,494,117)	—	135,447
DB	899,734	(899,734)	—	—
MSCI	2,843,587	(2,843,587)	—	—
RBS	1,565,756	(533,933)	—	1,031,823
Total	25,279,720	(18,622,458)	(59,900)	6,597,362
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
BB	(4,655,729)	4,655,729	—	—
BOA	(32,329)	32,329	—	—
BNP	(2,273,959)	2,273,959	—	—
CITI	(3,889,070)	3,889,070	—	—
CSI	(3,494,117)	3,494,117	—	—
DB	(899,757)	899,734	—	(23)
MSCI	(3,085,123)	2,843,587	241,536	—
RBS	(533,933)	533,933	—	—
Total	(18,864,017)	18,622,458	241,536	(23)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention

PACE Select Advisors Trust

Notes to financial statements

of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios potentially assessed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Portfolio's Portfolio of investments.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effects of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of their investment strategies, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

PACE Select Advisors Trust

Notes to financial statements

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Portfolios trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolios would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices,

PACE Select Advisors Trust

Notes to financial statements

respectively. At July 31, 2015, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments had maximum payout amounts of approximately $18,329,700, $3,419,228, $6,864,442 and $136,489,231, respectively, relating to written put option contracts. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments in unaffiliated securities, at value.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities. They may do this to enhance or realize gains, as a hedge and/or to manage the average duration of the Portfolio. Using futures contracts involves various market risks, including interest rate and equity risk as well as the risks that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts, payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its sub-advisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not

PACE Select Advisors Trust

Notes to financial statements

depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "Against the Box"—Each Portfolio (other than PACE Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio may incur transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE International Equity Investments, PACE Large Co Value Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost). The Portfolio must borrow the security to make delivery to the buyer. In a short sale where a Portfolio is not holding a position in the same security (or convertible into the same security), the Portfolio will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the investment sold short. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. A Portfolio incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales. Because PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are multi-managed and have the ability to engage in short sales, one investment advisor may take a short position and another advisor may take a long position in the same security. A Portfolio will be required to pay the buyer for any dividends or other corporate actions and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense or liability to the Portfolio on an accrual basis. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and a Portfolio will realize a gain if the security declines in price between those same dates. Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Portfolio's investments held long could decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. PACE Global Real Estate Securities Investments did not engage in uncovered short sales during the year ended July 31, 2015.

PACE Select Advisors Trust

Notes to financial statements

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the year ended July 31, 2015, only PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments utilized treasury roll transactions.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

There were no reverse repurchase agreements outstanding at the year ended July 31, 2015.

Swap agreements—Certain Portfolios may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap agreement to comply with the terms of the agreement. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps within the Statement of operations.

Inflation swap agreements are used to hedge inflation risk by transferring inflation risk from one party to another through an exchange of cash flows. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the

PACE Select Advisors Trust

Notes to financial statements

Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of July 31, 2015 for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

PACE Select Advisors Trust

Notes to financial statements

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's sub-adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolios will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which PACE International Fixed Income Investments, PACE High Yield Investments, PACE International

PACE Select Advisors Trust

Notes to financial statements

Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which PACE Small/Medium Co Value Equity Investments and PACE Small/Medium Co Growth Equity Investments tend to invest.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio paid UBS Global AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of July 31, 2015:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Money Market Investments	0.350%
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE International Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

PACE Select Advisors Trust

Notes to financial statements

Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, UBS Global AM (not the Portfolios) pays the following investment sub-advisors a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly:

Portfolio	Investment sub-advisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	Babson Capital Management LLC BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC Neuberger Berman Fixed Income LLC[1]
PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC
PACE International Fixed Income Investments	Rogge Global Partners plc
PACE High Yield Investments	MacKay Shields LLC[2] Nomura Corporate Research and Asset Management, Inc.[2]
PACE Large Co Value Equity Investments	Institutional Capital LLC[3] Los Angeles Capital Management and Equity Research, Inc. River Road Asset Management, LLC[3] Pzena Investment Management, LLC Robeco Investment Management
PACE Large Co Growth Equity Investments	Jackson Square Partners, LLC J.P. Morgan Investment Management Mar Vista Investment Partners, LLC (formerly known as Roxbury Capital Management, LLC)
PACE Small/Medium Co Value Equity Investments	Kayne Anderson Rudnick Investment Management, LLC Metropolitan West Capital Management, LLC Systematic Financial Management, L.P.
PACE Small/Medium Co Growth Equity Investments	LMCG Investments, LLC (formerly known as Lee Munder Capital Group, LLC) Palisade Capital Management, LLC[4] Riverbridge Partners, LLC Timpani Capital Management LLC
PACE International Equity Investments	Chautauqua Capital Management, LLC Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd.
PACE International Emerging Markets Equity Investments	LMCG Investments, LLC (formerly known as Lee Munder Capital Group, LLC) Mondrian Investment Partners Ltd. William Blair & Company L.L.C
PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc. CBRE Clarion Securities, LLC[5]
PACE Alternative Strategies Investments.[6]	Analytic Investors, LLC AQR Capital Management LLC First Quadrant L.P. Sirios Capital Management, L.P.[7] Standard Life investments (Corporate Funds) Limited

1  As of the close of business, January 20, 2015, Neuberger Berman Fixed Income LLC became an investment sub-advisor of the Portfolio.

2  As of the close of business, June 30, 2015, MacKay Shields LLC was terminated as investment sub-advisor to the Portfolio and Nomura Corporate Research and Asset Management Inc. became investment sub-advisor to the Portfolio effective July 1, 2015.

3  As of the close of business, February 3, 2015, Institutional Capital LLC was terminated as an investment sub-advisor to the Portfolio and River Road Asset Management, LLC was appointed as an additional sub-advisor of the Portfolio effective on February 4, 2015.

PACE Select Advisors Trust

Notes to financial statements

4  As of the close of business, February 23, 2015, Palisade Capital Management, LLC was terminated as an investment sub-advisor to the Portfolio. Cash from the sale of securities previously managed by Palisade Capital Management, LLC was transferred to LMCG Investments, LLC (formerly known as Lee Munder Capital Group, LLC), Riverbridge Partners, LLC and Timpani Cazpital Management, LLC.

5  As of the close of business, May 31, 2015, CBRE Clarion Securities LLC was terminated as an investment sub-advisor to the Portfolio.

6  As of the close of business, March 31, 2014, UBS Global Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively-and passively-managed pooled investment vehicles and index futures.

7  Effective May 20, 2015, Sirios Capital Management L.P. became an investment sub-advisor to the Portfolio.

At July 31, 2015, certain Portfolios owe or are owed by UBS Global AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS Global AM
PACE Money Market Investments	$(38,707)
PACE Mortgage-Backed Securities Fixed Income Investments	221,679
PACE Intermediate Fixed Income Investments	110,397
PACE Strategic Fixed Income Investments	450,884
PACE Municipal Fixed Income Investments	174,418
PACE International Fixed Income Investments	316,628
PACE High Yield Investments	253,463
PACE Large Co Value Equity Investments	870,886
PACE Large Co Growth Equity Investments	924,355
PACE Small/Medium Co Value Equity Investments	377,276
PACE Small/Medium Co Growth Equity Investments	366,269
PACE International Equity Investments	773,416
PACE International Emerging Markets Equity Investments	380,692
PACE Global Real Estate Securities Investments	58,214
PACE Alternative Strategies Investments	875,437

UBS Global AM has entered into a written fee waiver agreement with each of PACE Mortgage-Backed Securities Fixed Income Investments and PACE International Fixed Income Investments, under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower sub-advisory fees paid by UBS Global AM to each of these Portfolio's sub-advisors: Pacific Investment Management Company LLC and Rogge Global Partners plc. For the year ended July 31, 2015, UBS Global AM was contractually obligated to waive $138,253 and $323,106 in investment management and administration fees for PACE Mortgage-Backed Securities Fixed Income Investments and PACE International Fixed Income Investments respectively. These management fee waivers will not be subject to future recoupment.

Additionally, PACE Alternative Strategies Investments and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to offset the cost savings to UBS Global AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's board at any time and also will terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. For the year ended July 31, 2015, UBS Global AM was contractually obligated to waive $410,276 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

With respect to the following Portfolios, UBS Global AM may voluntarily waive its management fees to the extent necessary to reflect lower sub-advisory fees paid. This management fee waiver will not be subject to future

PACE Select Advisors Trust

Notes to financial statements

recoupment. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive a portion of its management fees. For the year ended July 31, 2015, UBS Global AM voluntarily waived fees of:

Management fees waived
PACE Strategic Fixed Income Investments	$187,501
PACE Municipal Fixed Income Investments	85,549
PACE International Fixed Income Investments	289,053
PACE High Yield Investments	37,839
PACE Large Co Value Equity Investments	126,640
PACE Large Co Growth Equity Investments	51,423
PACE Small/Medium Co Growth Equity Investments	183,285
PACE International Equity Investments	321,447
PACE International Emerging Markets Equity Investments	445,225
PACE Alternative Strategies Investments	111,459

Additionally, with respect to PACE Money Market Investments, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the year ended July 31, 2015, UBS Global AM voluntarily waived and/or reimbursed expenses of $666,737 for PACE Money Market Investments for that purpose.

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, if any) through November 30, 2015 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS Global AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2012, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the year ended July 31, 2015, UBS Global AM had the following contractual fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2018, and recoupments for the year ended July 31, 2015, were as follows:

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Money Market Investments	N/A	N/A	N/A	0.60%	$685,972	$—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	1.47%	0.72%	0.72	812,591	—
PACE Intermediate Fixed Income Investments	0.93	1.43	0.68	0.68	663,625	—
PACE Strategic Fixed Income Investments	1.06	1.56	0.81	0.81	2,427	—
PACE Municipal Fixed Income Investments	0.90	1.40	0.65	0.65	10,710	2,788
PACE International Fixed Income Investments	1.25	1.75	1.00	1.00	—	127,756
PACE High Yield Investments	1.28	1.78	1.03	1.03	216,433	—
PACE Large Co Value Equity Investments	1.27	2.02	1.02	1.02	—	—
PACE Large Co Growth Equity Investments	1.30	2.05	1.05	1.05	—	—
PACE Small/Medium Co Value Equity Investments	1.41	2.16	1.16	1.16	—	—
PACE Small/Medium Co Growth Equity Investments	1.38	2.13	1.13	1.13	—	216,274

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE International Equity Investments	1.55%	2.30%	1.30%	1.30%	$—	$—
PACE International Emerging Markets Equity Investments	1.95	2.70	1.70	1.70	—	—
PACE Global Real Estate Securities Investments	1.45	2.20	1.20	1.20	537,214	—
PACE Alternative Strategies Investments	1.88	2.63	1.63	1.63	—	626

At July 31, 2015, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2016	Expires July 31, 2017	Expires July 31, 2018
PACE Money Market Investments	$2,459,718	$918,256	$855,490	$685,972
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	118,126	27,848	49,829	40,449
PACE Mortgage-Backed Securities Fixed Income Investments—Class C	36,517	9,140	14,845	12,532
PACE Mortgage-Backed Securities Fixed Income Investments—Class Y	179,929	54,177	68,311	57,441
PACE Mortgage-Backed Securities Fixed Income Investments—Class P	1,819,918	431,220	686,529	702,169
PACE Intermediate Fixed Income Investments—Class A	72,662	20,670	27,819	24,173
PACE Intermediate Fixed Income Investments—Class C	6,313	1,853	2,283	2,177
PACE Intermediate Fixed Income Investments—Class Y	4,996	1,707	2,292	997
PACE Intermediate Fixed Income Investments—Class P	1,432,623	230,478	565,867	636,278
PACE Strategic Fixed Income Investments—Class Y	10,748	5,086	3,235	2,427
PACE Municipal Fixed Income Investments—Class A	17,934	14,740	3,194	—
PACE Municipal Fixed Income Investments—Class C	5,125	3,528	1,355	242
PACE Municipal Fixed Income Investments—Class Y	132	69	40	23
PACE Municipal Fixed Income Investments—Class P	162,969	103,670	48,854	10,445
PACE International Fixed Income Investments—Class Y	2,581	1,946	635	—
PACE International Fixed Income Investments—Class P	427,629	230,791	196,838	—
PACE High Yield Investments—Class P	644,992	172,704	255,855	216,433
PACE Small/Medium Co Growth Equity Investments—Class Y	441	403	38	—
PACE Global Real Estate Securities Investments—Class A	16,535	5,638	7,544	3,353
PACE Global Real Estate Securities Investments—Class C	528	157	229	142
PACE Global Real Estate Securities Investments—Class Y	1,226	519	497	210
PACE Global Real Estate Securities Investments—Class P	1,461,824	381,126	547,189	533,509

Under normal conditions, the Portfolios invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Portfolios' Investment Manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a

PACE Select Advisors Trust

Notes to financial statements

certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

In August 2013, UBS Global AM made a voluntary cash payment of $2,430 to PACE Money Market Investments in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical, embedded capital losses that were experienced by the Portfolio over several years prior to the credit crisis of 2008. The voluntary payment to the Portfolio was not required to maintain a stable net asset value per share. The payment has removed a small, historical deviation that was reflected in the Portfolio's market price based and amortized cost net asset value per share.

During the year ended July 31, 2015, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated broker	PACE Large Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$6,005	$4,538	$6,362
UBS Securities Asia Ltd.	—	—	119	5,961	—
UBS Securities Private Ltd.	—	—	—	582	—
UBS Securities LLC	6,499	1,722	—	1,309	—
UBS Securities Pte Ltd.	—	—	83	4,241	—
UBS Warburg LLC	—	—	7,040	4,545	—

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the year ended July 31, 2015, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

PACE Intermediate Fixed Income Investments	$2,634
PACE Strategic Fixed Income Investments	2,086
PACE Large Co Value Equity Investments	26,654
PACE Large Co Growth Equity Investments	45,486
PACE Small/Medium Co Value Equity Investments	13,021
PACE Small/Medium Co Growth Equity Investments	12,223
PACE International Equity Investments	51,785
PACE International Emerging Markets Equity Investments	31,191
PACE Global Real Estate Securities Investments	16,401
PACE Alternative Strategies Investments	985,515

PACE Select Advisors Trust

Notes to financial statements

During the year ended July 31, 2015, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Money Market Investments	$103,083,241
PACE Mortgage-Backed Securities Fixed Income Investments	1,594,352,297
PACE Intermediate Fixed Income Investments	460,583,029
PACE Strategic Fixed Income Investments	6,886,236,362
PACE Municipal Fixed Income Investments	5,070,447
PACE International Fixed Income Investments	24,460,729
PACE High Yield Investments	35,413,764
PACE Small/Medium Co Growth Equity Investments	473,434
PACE International Emerging Markets Equity Investments	201,824
PACE Global Real Estate Securities Investments	70,805
PACE Alternative Strategies Investments	114,943,328

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A and Class C shares, the Portfolios (with the exception of PACE Money Market Investments, which only offers Class P shares), pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class C shares for PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments and (2) at the annual rate of 0.50% of the average daily net assets of Class C shares for PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2015, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the year ended July 31, 2015, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$10,175	$506
PACE Mortgage-Backed Securities Fixed Income Investments—Class C	8,191	—
PACE Intermediate Fixed Income Investments—Class A	4,321	4,518
PACE Intermediate Fixed Income Investments—Class C	1,228	—
PACE Strategic Fixed Income Investments—Class A	2,939	3,210
PACE Strategic Fixed Income Investments—Class C	7,574	—
PACE Municipal Fixed Income Investments—Class A	11,426	12,585
PACE Municipal Fixed Income Investments—Class C	6,650	135
PACE International Fixed Income Investments—Class A	9,481	368
PACE International Fixed Income Investments—Class C	1,934	—
PACE High Yield Investments—Class A	1,149	1,023
PACE High Yield Investments—Class C	2,569	217
PACE Large Co Value Equity Investments—Class A	26,540	6,866
PACE Large Co Value Equity Investments—Class C	12,457	23
PACE Large Co Growth Equity Investments—Class A	9,852	3,762
PACE Large Co Growth Equity Investments—Class C	3,487	49
PACE Small/Medium Co Value Equity Investments—Class A	3,967	2,011
PACE Small/Medium Co Value Equity Investments—Class C	4,243	—
PACE Small/Medium Co Growth Equity Investments—Class A	5,989	1,014
PACE Small/Medium Co Growth Equity Investments—Class C	3,468	—
PACE International Equity Investments—Class A	7,161	1,452
PACE International Equity Investments—Class C	2,316	—
PACE International Emerging Markets Equity Investments—Class A	1,043	1,563
PACE International Emerging Markets Equity Investments—Class C	1,457	—
PACE Global Real Estate Securities Investments—Class A	125	148
PACE Global Real Estate Securities Investments—Class C	285	—
PACE Alternative Strategies Investments—Class A	1,780	39,228
PACE Alternative Strategies Investments—Class C	7,700	505

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS Global AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS Global AM would have otherwise voluntarily waived/reimbursed. For the year ended July 31, 2015, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $293,637, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2015, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Money Market Investments	$149,000
PACE Mortgage-Backed Securities Fixed Income Investments	453,739
PACE Intermediate Fixed Income Investments	388,591
PACE Strategic Fixed Income Investments	538,551
PACE Municipal Fixed Income Investments	82,615
PACE International Fixed Income Investments	550,485
PACE High Yield Investments	424,539
PACE Large Co Value Equity Investments	637,327
PACE Large Co Growth Equity Investments	613,214
PACE Small/Medium Co Value Equity Investments	593,099
PACE Small/Medium Co Growth Equity Investments	594,730
PACE International Equity Investments	591,156
PACE International Emerging Markets Equity Investments	547,896
PACE Global Real Estate Securities Investments	404,655
PACE Alternative Strategies Investments	315,199

For the year ended July 31, 2015, each Portfolio accrued transfer agency and related services fees payable to BNY Mellon on each class as follows:

Portfolio	Class A	Class C	Class Y	Class P
PACE Money Market Investments	$—	$—	$—	$888,603
PACE Mortgage-Backed Securities Fixed Income Investments	46,077	13,987	62,717	750,214
PACE Intermediate Fixed Income Investments	25,714	2,295	1,030	658,187
PACE Strategic Fixed Income Investments	26,127	9,942	6,302	929,707
PACE Municipal Fixed Income Investments	18,064	4,123	53	131,751
PACE International Fixed Income Investments	60,182	3,903	9,082	911,342
PACE High Yield Investments	10,731	2,651	1,366	729,580
PACE Large Co Value Equity Investments	99,053	14,629	15,443	1,022,256
PACE Large Co Growth Equity Investments	44,834	5,975	12,427	1,023,525
PACE Small/Medium Co Value Equity Investments	21,183	4,411	1,810	1,004,166
PACE Small/Medium Co Growth Equity Investments	27,863	3,624	1,550	1,003,777
PACE International Equity Investments	49,629	4,451	19,695	980,500
PACE International Emerging Markets Equity Investments	15,376	2,800	18,155	931,949
PACE Global Real Estate Securities Investments	5,883	476	514	691,524
PACE Alternative Strategies Investments	26,241	3,939	3,537	515,245

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral,

PACE Select Advisors Trust

Notes to financial statements

net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on investments sold short in the Statement of assets and liabilities.

At July 31, 2015, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$15,107,314	$15,390,673	$—	$15,390,673
PACE Strategic Fixed Income Investments	14,189,978	14,444,243	—	14,444,243
PACE International Fixed Income Investments	3,012,751	3,074,700	—	3,074,700
PACE High Yield Investments	83,055,927	84,978,673	—	84,978,673
PACE Large Co Value Equity Investments	35,148,808	25,134,512	10,639,578	35,774,090	US Treasury Notes and US Treasury Bills
PACE Large Co Growth Equity Investments	76,061,339	3,716,848	74,303,643	78,020,491	US Treasury Notes
PACE Small/Medium Co Value Equity Investments	120,693,659	30,655,405	94,215,711	124,871,116
PACE Small/Medium Co Growth Equity Investments	143,430,284	93,660,105	52,196,300	145,856,405	US Treasury Notes and US Treasury Bills
PACE International Equity Investments**	74,548,307	72,280,818	907,042	73,187,860	US Treasury Notes
PACE International Emerging Markets Investments	24,407,378	24,172,620	1,307,331	25,479,951	US Treasury Notes and US Treasury Bills
PACE Global Real Estate Securities Investments	9,544,975	1,874,653	7,831,122	9,705,775	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

PACE Select Advisors Trust

Notes to financial statements

Bank line of credit

Each Portfolio, other than PACE Money Market Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $75 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Each Portfolio borrows at prevailing rates in effect at the time of borrowings. For the year ended July 31, 2015, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Large Co Value Equity Investments	$1,745,648	8	$436	1.123%
PACE Large Co Growth Equity Investments	2,555,023	29	2,318	1.126
PACE International Equity Investments	1,703,867	18	963	1.130
PACE International Emerging Markets Equity Investments	3,255,291	6	618	1.140
PACE Strategic Fixed Income Investments	1,690,396	2	106	1.130
PACE Alternative Strategies Investments	1,520,567	2	93	1.100

At July 31, 2015, there were no borrowings outstanding.

Purchases and sales of securities

For the year ended July 31, 2015, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments	$23,377,827	$29,252,356
PACE Intermediate Fixed Income Investments	172,195,399	134,451,099
PACE Strategic Fixed Income Investments	484,967,453	401,741,293
PACE Municipal Fixed Income Investments	88,131,993	85,852,684
PACE International Fixed Income Investments	238,595,230	211,710,709
PACE High Yield Investments	250,862,725	246,701,901
PACE Large Co Value Equity Investments (long transactions)	1,190,974,757	1,326,501,244
PACE Large Co Value Equity Investments (short transactions)	192,397,993	180,357,611
PACE Large Co Growth Equity Investments	643,973,594	710,586,846
PACE Small/Medium Co Value Equity Investments	354,068,357	390,072,682
PACE Small/Medium Co Growth Equity Investments	470,407,349	519,343,923
PACE International Equity Investments (long transactions)	644,346,504	660,786,523
PACE International Equity Investments (short Transactions)	181,219,887	175,765,105
PACE International Emerging Markets Equity Investments	303,591,423	287,868,883
PACE Global Real Estate Securities Investments	153,945,042	155,722,248
PACE Alternative Strategies Investments (long transactions)	523,397,142	378,322,152
PACE Alternative Strategies Investments (short transactions)	77,975,593	111,576,029

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2015, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments	$9,400,155,669	$9,260,675,041
PACE Intermediate Fixed Income Investments	1,871,781,921	1,909,184,235
PACE Strategic Fixed Income Investments	1,066,743,799	1,173,714,323
PACE International Fixed Income Investments	10,525,792	6,122,150

Commission recapture program

The following Portfolios participate in a brokerage commission recapture program: PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the year ended July 31, 2015, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investment activities:

Portfolio	Amount
PACE Strategic Fixed Income Investments	$106,098
PACE Large Co Value Equity Investments	28,455
PACE Large Co Growth Equity Investments	68,517
PACE Small/Medium Co Value Equity Investments	118,127
PACE Small/Medium Co Growth Equity Investments	29,925
PACE International Equity Investments	43,205
PACE International Emerging Markets Equity Investments	10,040
PACE Global Real Estate Securities Investments	40,901

PACE Select Advisors Trust

Notes to financial statements

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	137,182	$1,775,921	93	$1,207
Shares repurchased	(1,164,818)	(15,109,274)	(104,446)	(1,354,903)
Dividends reinvested	54,159	701,732	10,235	132,812
Net decrease	(973,477)	$(12,631,621)	(94,118)	$(1,220,884)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,043,229	$13,549,103	6,610,190	$85,796,232
Shares repurchased	(1,302,502)	(16,912,832)	(8,554,215)	(111,094,636)
Dividends reinvested	74,052	959,832	624,418	8,096,388
Net decrease	(185,221)	$(2,403,897)	(1,319,607)	$(17,202,016)

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	135,760	$1,727,928	4,500	$57,462
Shares repurchased	(822,783)	(10,448,463)	(270,214)	(3,425,556)
Dividends reinvested	79,799	1,012,888	14,748	187,371
Net decrease	(607,224)	$(7,707,647)	(250,966)	$(3,180,723)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	862,458	$10,944,560	7,828,428	$99,623,552
Shares repurchased	(1,779,838)	(22,579,962)	(10,110,106)	(128,564,760)
Dividends reinvested	96,240	1,221,484	764,291	9,706,793
Net decrease	(821,140)	$(10,413,918)	(1,517,387)	$(19,234,415)

PACE Select Advisors Trust

Notes to financial statements

PACE Intermediate Fixed Income Investments
For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	117,921	$1,461,000	7,733	$95,207
Shares repurchased	(800,462)	(9,875,333)	(35,771)	(443,227)
Dividends reinvested	18,251	225,391	1,032	12,760
Net decrease	(664,290)	$(8,188,942)	(27,006)	$(335,260)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,975	$123,047	5,795,445	$71,657,053
Shares repurchased	(18,745)	(231,866)	(7,481,396)	(92,530,470)
Dividends reinvested	701	8,662	511,388	6,316,513
Net decrease	(8,069)	$(100,157)	(1,174,563)	$(14,556,904)

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	137,367	$1,685,157	5,955	$72,869
Shares repurchased	(450,475)	(5,520,593)	(43,809)	(538,955)
Dividends reinvested	20,669	253,651	1,106	13,588
Net decrease	(292,439)	$(3,581,785)	(36,748)	$(452,498)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	407	$5,012	7,348,586	$90,264,412
Shares repurchased	(12,355)	(152,052)	(8,070,814)	(99,050,185)
Dividends reinvested	736	9,032	460,327	5,650,534
Net decrease	(11,212)	$(138,008)	(261,901)	$(3,135,239)

PACE Strategic Fixed Income Investments
For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	242,517	$3,404,619	33,395	$473,464
Shares repurchased	(2,490,629)	(34,910,266)	(291,622)	(4,091,148)
Dividends reinvested	32,528	454,650	12,760	178,854
Net decrease	(2,215,584)	$(31,050,997)	(245,467)	$(3,438,830)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	26,584	$371,990	10,724,618	$150,673,901
Shares repurchased	(76,471)	(1,073,964)	(12,153,437)	(170,755,321)
Dividends reinvested	5,301	74,186	1,594,516	22,339,498
Net increase (decrease)	(44,586)	$(627,788)	165,697	$2,258,078

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	457,256	$6,368,555	56,627	$785,975
Shares repurchased	(2,195,550)	(30,574,747)	(491,046)	(6,842,706)
Dividends reinvested	176,412	2,429,917	41,632	573,431
Net decrease	(1,561,882)	$(21,776,275)	(392,787)	$(5,483,300)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	78,466	$1,087,674	13,195,775	$184,184,815
Shares repurchased	(118,643)	(1,657,906)	(11,296,836)	(157,435,317)
Dividends reinvested	10,522	145,050	3,243,921	44,709,758
Net increase (decrease)	(29,655)	$(425,182)	5,142,860	$71,459,256

PACE Municipal Fixed Income Investments
For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	329,924	$4,402,100	12,673	$168,222
Shares repurchased	(1,093,172)	(14,509,502)	(68,591)	(907,833)
Dividends reinvested	72,096	954,159	9,743	128,984
Net decrease	(691,152)	$(9,153,243)	(46,175)	$(610,627)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	6,067,924	$80,445,478
Shares repurchased	(176)	(2,341)	(5,813,544)	(77,091,539)
Dividends reinvested	38	509	605,267	8,011,998
Net increase (decrease)	(138)	$(1,832)	859,647	$11,365,937

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	519,213	$6,731,389	28,522	$373,050
Shares repurchased	(759,265)	(9,828,293)	(162,906)	(2,117,828)
Dividends reinvested	113,061	1,463,462	15,503	200,476
Net decrease	(126,991)	$(1,633,442)	(118,881)	$(1,544,302)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	7,457,402	$97,041,995
Shares repurchased	(162)	(2,129)	(6,116,730)	(79,376,599)
Dividends reinvested	56	729	761,107	9,863,895
Net increase (decrease)	(106)	$(1,400)	2,101,779	$27,529,291

PACE Select Advisors Trust

Notes to financial statements

PACE International Fixed Income Investments
For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	99,492	$1,061,483	54	$561
Shares repurchased	(1,532,678)	(16,077,340)	(127,766)	(1,312,547)
Dividends reinvested	124,511	1,294,923	7,357	76,557
Net decrease	(1,308,675)	$(13,720,934)	(120,355)	$(1,235,429)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	28,739	$300,166	9,056,130	$94,191,347
Shares repurchased	(97,885)	(1,017,792)	(8,779,005)	(91,103,883)
Dividends reinvested	16,271	168,562	1,573,276	16,330,521
Net increase (decrease)	(52,875)	$(549,064)	1,850,401	$19,417,985

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	149,342	$1,590,209	953	$10,078
Shares repurchased	(1,096,763)	(11,639,665)	(140,871)	(1,495,348)
Dividends reinvested	121,991	1,297,893	6,458	68,740
Net decrease	(825,430)	$(8,751,563)	(133,460)	$(1,416,530)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	64,369	$688,660	11,602,434	$123,512,262
Shares repurchased	(60,676)	(644,084)	(8,367,262)	(88,894,723)
Dividends reinvested	13,381	142,063	1,198,732	12,764,362
Net increase	17,074	$186,639	4,433,904	$47,381,901

PACE High Yield Investments
For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	105,042	$1,092,150	23,927	$239,283
Shares repurchased	(1,819,626)	(18,433,419)	(163,087)	(1,643,569)
Dividends reinvested	50,955	520,616	14,965	150,212
Net decrease	(1,663,629)	$(16,820,653)	(124,195)	$(1,254,074)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,115	$41,953	8,808,856	$89,299,200
Shares repurchased	(56,044)	(582,854)	(8,110,133)	(82,026,806)
Dividends reinvested	8,222	82,907	2,796,767	28,116,758
Net increase (decrease)	(43,707)	$(457,994)	3,495,490	$35,389,152

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	257,770	$2,726,554	39,000	$408,882
Shares repurchased	(384,449)	(4,073,314)	(64,010)	(675,675)
Dividends reinvested	91,121	963,515	13,934	147,176
Net decrease	(35,558)	$(383,245)	(11,076)	$(119,617)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	21,256	$225,559	10,287,549	$109,199,349
Shares repurchased	(20,033)	(214,471)	(5,997,261)	(63,582,056)
Dividends reinvested	8,733	92,661	1,955,256	20,732,934
Net increase	9,956	$103,749	6,245,544	$66,350,227

PACE Large Co Value Equity Investments
For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	49,759	$1,230,771	14,977	$357,072
Shares repurchased	(1,559,905)	(40,248,888)	(77,145)	(1,871,036)
Dividends reinvested	588,967	13,976,182	64,603	1,538,181
Net increase (decrease)	(921,179)	$(25,041,935)	2,435	$24,217

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	57,411	$1,389,489	5,374,499	$133,288,645
Shares repurchased	(112,816)	(2,738,307)	(9,083,798)	(222,237,824)
Dividends reinvested	98,943	2,349,895	6,355,826	150,378,849
Net increase	43,538	$1,001,077	2,646,527	$61,429,670

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	138,875	$3,313,455	15,073	$349,412
Shares repurchased	(825,664)	(19,618,213)	(53,717)	(1,281,114)
Dividends reinvested	117,852	2,796,627	7,485	178,312
Net decrease	(568,937)	$(13,508,131)	(31,159)	$(753,390)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	21,406	$512,965	6,611,809	$157,829,351
Shares repurchased	(78,848)	(1,885,982)	(8,051,978)	(192,269,704)
Dividends reinvested	17,655	419,481	1,103,624	26,133,810
Net decrease	(39,787)	$(953,536)	(336,545)	$(8,306,543)

PACE Select Advisors Trust

Notes to financial statements

PACE Large Co Growth Equity Investments
For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	69,175	$1,781,382	3,016	$67,414
Shares repurchased	(1,126,391)	(30,494,869)	(29,232)	(666,505)
Dividends reinvested	191,398	4,698,831	22,858	489,833
Net decrease	(865,818)	$(24,014,656)	(3,358)	$(109,258)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	36,339	$927,224	4,888,745	$129,483,655
Shares repurchased	(109,571)	(2,847,112)	(9,096,942)	(238,540,705)
Dividends reinvested	71,897	1,811,799	5,764,169	144,450,078
Net increase (decrease)	(1,335)	$(108,089)	1,555,972	$35,393,028

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	100,924	$2,521,260	7,604	$167,300
Shares repurchased	(357,271)	(8,893,628)	(31,255)	(711,299)
Dividends reinvested	222,204	5,346,236	17,667	380,192
Net decrease	(34,143)	$(1,026,132)	(5,984)	$(163,807)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	15,807	$397,993	6,259,563	$158,656,158
Shares repurchased	(84,881)	(2,146,436)	(7,775,654)	(197,160,102)
Dividends reinvested	54,050	1,330,717	4,125,967	101,044,914
Net increase (decrease)	(15,024)	$(417,726)	2,609,876	$62,540,970

PACE Small/Medium Co Value Equity Investments
For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	32,700	$720,456	9,720	$177,405
Shares repurchased	(708,111)	(15,958,419)	(38,169)	(710,298)
Dividends reinvested	103,313	2,077,634	36,147	631,485
Net increase (decrease)	(572,098)	$(13,160,329)	7,698	$98,592

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	13,356	$298,268	3,037,901	$66,962,638
Shares repurchased	(12,677)	(268,980)	(4,001,151)	(87,240,137)
Dividends reinvested	5,605	116,309	3,019,454	62,110,172
Net increase	6,284	$145,597	2,056,204	$41,832,673

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	63,212	$1,427,365	7,742	$154,808
Shares repurchased	(218,356)	(4,888,494)	(29,357)	(579,750)
Dividends reinvested	169,018	3,608,529	33,980	645,613
Net increase	13,874	$147,400	12,365	$220,671

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,929	$135,231	3,528,915	$80,570,626
Shares repurchased	(4,046)	(92,686)	(3,278,447)	(74,764,570)
Dividends reinvested	4,575	100,610	2,553,249	55,711,895
Net increase	6,458	$143,155	2,803,717	$61,517,951

PACE Small/Medium Co Growth Equity Investments
For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	23,316	$457,839	12,220	$218,245
Shares repurchased	(871,234)	(17,994,667)	(44,080)	(735,030)
Dividends reinvested	197,173	3,614,189	39,519	608,598
Net increase (decrease)	(650,745)	$(13,922,639)	7,659	$91,813

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	14,835	$313,895	3,071,887	$63,474,086
Shares repurchased	(13,390)	(265,433)	(4,284,782)	(87,452,863)
Dividends reinvested	5,277	102,429	3,548,030	68,015,734
Net increase	6,722	$150,891	2,335,135	$44,036,957

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	112,552	$2,436,630	15,563	$310,048
Shares repurchased	(267,342)	(5,685,945)	(26,534)	(470,702)
Dividends reinvested	245,623	5,069,662	31,669	568,452
Net increase	90,833	$1,820,347	20,698	$407,798

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	7,083	$158,288	3,380,210	$74,482,065
Shares repurchased	(4,874)	(108,202)	(3,543,072)	(78,451,875)
Dividends reinvested	3,701	80,208	2,662,457	57,056,451
Net increase	5,910	$130,294	2,499,595	$53,086,641

PACE Select Advisors Trust

Notes to financial statements

PACE International Equity Investments
For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	49,147	$742,749	10,551	$155,200
Shares repurchased	(1,522,846)	(22,647,840)	(17,958)	(263,196)
Dividends reinvested	48,015	690,936	2,940	41,568
Net decrease	(1,425,684)	$(21,214,155)	(4,467)	$(66,428)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	58,254	$877,495	10,321,301	$153,752,915
Shares repurchased	(290,859)	(4,282,881)	(10,109,594)	(150,829,713)
Dividends reinvested	39,843	570,555	1,769,175	25,281,509
Net increase (decrease)	(192,762)	$(2,834,831)	1,980,882	$28,204,711

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	155,807	$2,361,902	11,841	$175,923
Shares repurchased	(519,389)	(7,823,421)	(23,585)	(350,027)
Dividends reinvested	62,442	911,655	1,960	28,185
Net decrease	(301,140)	$(4,549,864)	(9,784)	$(145,919)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	110,070	$1,632,704	11,779,394	$177,342,787
Shares repurchased	(167,314)	(2,544,663)	(9,125,315)	(137,422,739)
Dividends reinvested	30,704	447,047	1,264,719	18,376,371
Net increase (decrease)	(26,540)	$(464,912)	3,918,798	$58,296,419

PACE International Emerging Markets Equity Investments
For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	48,175	$638,691	11,434	$135,323
Shares repurchased	(920,629)	(11,827,983)	(24,645)	(292,330)
Dividends reinvested	2,316	28,948	331	3,841
Net decrease	(870,138)	$(11,160,344)	(12,880)	$(153,166)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	38,127	$497,223	7,342,129	$96,126,379
Shares repurchased	(182,776)	(2,403,151)	(5,418,163)	(70,909,505)
Dividends reinvested	10,330	130,670	393,761	4,957,447
Net increase (decrease)	(134,319)	$(1,775,258)	2,317,727	$30,174,321

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	123,262	$1,571,651	3,592	$44,328
Shares repurchased	(226,329)	(2,875,805)	(30,455)	(357,357)
Dividends reinvested	4,158	52,505	—	—
Net decrease	(98,909)	$(1,251,649)	(26,863)	$(313,029)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	46,210	$587,917	10,101,508	$129,502,924
Shares repurchased	(209,590)	(2,682,375)	(4,318,210)	(55,543,646)
Dividends reinvested	5,520	70,938	151,110	1,934,203
Net increase (decrease)	(157,860)	$(2,023,520)	5,934,408	$75,893,481

PACE Global Real Estate Securities Investments
For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	82,338	$644,489	8,793	$66,048
Shares repurchased	(810,131)	(6,069,751)	—	—
Dividends reinvested	—	—	1,101	7,950
Net increase (decrease)	(727,793)	$(5,425,262)	9,894	$73,998

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,076	$7,783	3,458,079	$25,682,098
Shares repurchased	(1,893)	(14,140)	(3,538,992)	(26,313,892)
Dividends reinvested	1,351	9,819	683,416	4,954,762
Net increase	534	$3,462	602,503	$4,322,968

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	103,095	$692,811	4,337	$29,972
Shares repurchased	(143,242)	(960,149)	(1,759)	(11,990)
Dividends reinvested	13,786	88,095	380	2,423
Net increase (decrease)	(26,361)	$(179,243)	2,958	$20,405

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,653	$24,378	4,483,611	$30,133,852
Shares repurchased	(11,372)	(77,968)	(2,953,321)	(19,954,750)
Dividends reinvested	884	5,667	384,273	2,455,504
Net increase (decrease)	(6,835)	$(47,923)	1,914,563	$12,634,606

PACE Select Advisors Trust

Notes to financial statements

PACE Alternative Strategies Investments
For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,737,629	$18,561,745	343,497	$3,614,059
Shares repurchased	(8,352,327)	(89,919,893)	(81,081)	(847,604)
Dividends reinvested	—	—	1,210	12,551
Net increase (decrease)	(6,614,698)	$(71,358,148)	263,626	$2,779,006

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	30,635	$331,470	23,708,618	$257,856,072
Shares repurchased	(245,039)	(2,641,470)	(10,956,193)	(119,108,123)
Dividends reinvested	2,614	28,134	609,778	6,542,917
Net increase (decrease)	(211,790)	$(2,281,866)	13,362,203	$145,290,866

For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	2,877,286	$30,020,983	187,052	$1,916,702
Shares repurchased	(947,453)	(9,905,664)	(63,673)	(648,893)
Dividends reinvested	90,328	934,895	5,488	55,321
Net increase	2,020,161	$21,050,214	128,867	$1,323,130

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	350,112	$3,704,129	15,396,469	$161,452,259
Shares repurchased	(189,146)	(1,990,288)	(7,260,819)	(76,085,114)
Dividends reinvested	5,742	59,887	1,015,142	10,557,469
Net increase	166,708	$1,773,728	9,150,792	$95,924,614

Redemption fees

Each class of each series of the Trust, with the exception of PACE Money Market Investments, will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectuses. This amount is paid to the applicable Portfolio. The redemption fees retained by the Portfolios are disclosed in the Statement of changes in net assets. For the year ended July 31, 2015, redemption fees represent less than $0.005 per share.

Effective February 17, 2015, for purchases of shares on or after that date, the redemption fee will be calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable. Effective August 3, 2015, for purchases of shares on or after that date, the redemption fee was eliminated.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

PACE Select Advisors Trust

Notes to financial statements

The tax character of distributions paid during the fiscal years ended July 31, 2015 and July 31, 2014 were as follows:

	2015				2014
Portfolio	Tax- exempt income	Ordinary Income	Long term realized capital gains	Return of capital	Tax- exempt income	Ordinary Income	Long term realized capital gains	Return of capital
PACE Money Market Investments	$—	$21,010	$—	$—	$—	$27,996	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	10,748,068	—	—	—	13,090,265	—	—
PACE Intermediate Fixed Income Investments	—	6,742,062	416,495	—	—	6,444,331	—	—
PACE Strategic Fixed Income Investments	—	24,826,172	—	—	—	20,937,737	23,185,807	6,704,242
PACE Municipal Fixed Income Investments	10,727,697	7,334	—	—	10,689,173	20,458	2,811,969	—
PACE International Fixed Income Investments	—	12,854,886	—	6,437,480	—	7,509,147	—	7,875,061
PACE High Yield Investments	—	24,450,100	6,606,595	—	—	23,592,261	—	—
PACE Large Co Value Equity Investments	—	33,018,522	144,188,915	—	—	14,548,344	16,527,749	—
PACE Large Co Growth Equity Investments	—	18,702,626	139,561,279	—	—	14,515,044	98,135,891	—
PACE Small/Medium Co Value Equity Investments	—	24,250,226	43,493,292	—	—	13,484,554	48,887,589	—
PACE Small/Medium Co Growth Equity Investments	—	10,967,318	64,366,071	—	—	10,730,601	54,510,822	—
PACE International Equity Investments	—	28,067,973	—	—	—	20,719,035	—	—
PACE International Emerging Markets Equity Investments	—	5,372,352	—	—	—	2,143,512	—	—
PACE Global Real Estate Securities Investments	—	5,250,218	—	—	—	2,673,401	—	—
PACE Alternative Strategies Investments	—	7,075,445	—	—	—	12,298,860	—	—

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed tax exempt income	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Total
PACE Money Market Investments	$—	$1,456	$—	$—	$—	$1,456
PACE Mortgage-Backed Securities Fixed Income Investments	—	326,608	—	(14,403,870)	5,574,476	(8,502,786)
PACE Intermediate Fixed Income Investments	—	3,289,179	720,188	(116,946)	265,966	4,158,387
PACE Strategic Fixed Income Investments	—	7,323,824	5,882,857	(74,487)	(10,873,472)	2,258,722
PACE Municipal Fixed Income Investments	1,551	—	1,760,943	—	14,011,305	15,773,799
PACE International Fixed Income Investments	—	—	—	(23,913,729)	(34,304,499)	(58,218,228)
PACE High Yield Investments	—	—	—	(10,893,653)	(5,496,109)	(16,389,762)
PACE Large Co Value Equity Investments	—	34,746,884	110,239,137	(158,046)	105,871,249	250,699,224
PACE Large Co Growth Equity Investments	—	—	177,631,133	(348,728)	316,525,385	493,807,790
PACE Small/Medium Co Value Equity Investments	—	4,681,925	40,644,033	—	43,374,663	88,700,621
PACE Small/Medium Co Growth Equity Investments	—	13,553,204	59,710,571	—	98,636,602	171,900,377
PACE International Equity Investments	—	12,341,091	—	(146,205,833)	42,796,511	(91,068,231)
PACE International Emerging Markets Equity Investments	—	4,024,331	—	(23,682,286)	(30,852,465)	(50,510,420)
PACE Global Real Estate Securities Investments	—	2,187,385	—	(5,432,457)	362,236	(2,882,836)
PACE Alternative Strategies Investments	—	26,204,495	—	(37,227,184)	8,204,368	(2,818,321)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolios after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Post enactment losses incurred that will be carried forward indefinitely are as following:

	Short-term	Long-term	Net
PACE Mortgage-Backed Securities Fixed Income Investments	$555,692	$13,848,178	$14,403,870
PACE International Fixed Income Investments	6,503,051	2,343,899	8,846,950
PACE International Emerging Markets Equity Investments	21,218,151	2,464,135	23,682,286

At July 31, 2015, the following Portfolios had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates.

	July 31, 2016	July 31, 2017	July 31, 2018	July 31, 2019	July 31, 2020	Total
PACE International Fixed Income Investments	$2,354,563	$765,140	$7,784,695	$—	$—	$10,904,398
PACE International Equity Investments	—	—	135,459,001	—	—	135,459,001
PACE Global Real Estate Securities Investments	—	—	5,432,457	—	—	5,432,457
PACE Alternative Strategies Investments	—	—	37,080,401	—	—	37,080,401

PACE Select Advisors Trust

Notes to financial statements

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

During the fiscal year, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

Capital loss carryforwards utilized
PACE Money Market Investments	$215
PACE Mortgage-Backed Securities Fixed Income Investments	3,922,403
PACE Strategic Fixed Income Investments	25,957,637
PACE High Yield Investments	1,977,398
PACE International Equity Investments	12,804,097
PACE Global Real Estate Securities Investments	15,404,968
PACE Alternative Strategies Investments	9,486,100

During the fiscal year, the following Portfolio had capital loss carryforwards expired un-utilized:

Capital loss carryforwards expired
PACE International Fixed Income Investments	$1,422,528

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2015, the following Portfolios incurred, and elected to defer losses of the following:

	Late year ordinary	Post-October capital losses
	losses	Short-term	Long-term
PACE International Fixed Income Investments	$2,426,877	$—	$—
PACE International Equity Investments	—	10,746,832	—
PACE High Yield Investments	2,903,233	3,514,463	4,475,957
PACE Large Co Growth Equity Investments	348,728	—	—

At July 31, 2015, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

	Accumulated net investment income/ (distributions in excess of)	Accumulated net realized gain/loss	Beneficial interest
PACE Mortgage-Backed Securities Fixed Income Investments	$4,828,287	$(4,828,287)	$—
PACE Intermediate Fixed Income Investments	520,645	(520,645)	—
PACE Strategic Fixed Income Investments	7,988,826	(7,988,826)	—
PACE International Fixed Income Investments	12,272,862	(10,850,334)	(1,422,528)
PACE High Yield Investments	(3,012,024)	3,935,878	(923,854)
PACE Large Co Value Equity Investments	48,278	(48,278)	—
PACE Large Co Growth Equity Investments	3,545,883	(2,017,404)	(1,528,479)
PACE Small/Medium Co Value Equity Investments	(19,190)	19,190	—

PACE Select Advisors Trust

Notes to financial statements

	Accumulated net investment income/ (distributions in excess of)	Accumulated net realized gain/loss	Beneficial interest
PACE Small/Medium Co Growth Equity Investments	3,503,281	(3,503,281)	—
PACE International Equity Investments	58,640	(58,640)	—
PACE International Emerging Markets Equity Investments	(846,307)	846,307	—
PACE Global Real Estate Securities Investments	3,910,347	(3,910,347)	—
PACE Alternative Strategies Investments	39,700,833	(40,262,733)	561,900

These differences are primarily due to tax treatment of foreign currency and futures transactions, net operating losses, paydown gains and losses, distributions in excess of net investment income, disposition of PFIC investments, swap adjustments, REIT adjustments, tax character of distributions and adjustments for certain debt obligations.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of July 31, 2015 that, other than PACE International Emerging Markets Equity Investments, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. As of July 31, 2015, PACE International Emerging Markets Equity Investments has recognized a liability of $358,667 related to uncertain tax positions of which $325,095 is included in payable foreign withholding taxes and foreign capital gains taxes and $33,572 is included in deferred foreign capital gain taxes payable in the Statement of assets and liabilities. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended July 31, 2015, the Portfolios did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Portfolios.

Each of the tax years in the four year period ended July 31, 2015, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Regulatory Developments

On July 23, 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act. The most significant changes will not become mandatory until October 2016. The most significant change is a requirement that institutional prime and institutional municipal money market funds move to a floating net asset value and change an accounting methodology that had been used for decades. In addition, all prime and municipal money market funds will be subject to potential redemption fees/gates under limited circumstances prescribed in the new regulations. Government, Treasury, retail prime and retail municipal money market funds will continue to be permitted to transact at a stable $1.00 share price. UBS Global AM is currently evaluating the potential impact of these changes on PACE Money Markey Investments and expects to update shareholders further in advance of the October 2016 deadline.

Subsequent event

On September 22, 2015, the Board of Trustees approved of a new policy on behalf of PACE Money Market Investments (the "Portfolio") to invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash or government securities to allow the Portfolio to qualify as a government money market fund. In addition, UBS Global AM is changing the name of the Portfolio to PACE Government Money Market Investments to ensure that the Portfolio is understood to be a government money

PACE Select Advisors Trust

Notes to financial statements

market fund. In connection with the change to the Portfolio's name, the Portfolio will also adopt a non-fundamental investment policy that the Portfolio invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government securities, including government securities subject to repurchase agreements. UBS Global AM expects to have the changes become effective on or about November 28, 2015.

PACE Select Advisors Trust

Report of Ernst & Young LLP, independent registered public
accounting firm

The Board of Trustees and Shareholders of
PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of PACE Select Advisors Trust (comprising, respectively, PACE Money Market Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments, collectively the "Trust") as of July 31, 2015, and the related statements of operations and the statements of cash flows of PACE Strategic Fixed Income Investments, PACE Large Co Value Equity Investments and PACE International Equity Investments for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting PACE Select Advisors Trust at July 31, 2015, the results of their operations and the cash flows of PACE Strategic Fixed Income Investments, PACE Large Co Value Equity Investments and PACE International Equity Investments for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
September 29, 2015

PACE Select Advisors Trust

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the percentage of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividends received deduction	Foreign tax credit
PACE Large Co Value Equity Investments	80.47%	—
PACE Large Co Growth Equity Investments	55.84	—
PACE Small/Medium Co Value Equity Investments	29.43	—
PACE Small/Medium Co Growth Equity Investments	18.80
PACE International Equity Investments	—	$1,469,276
PACE International Emerging Markets Equity Investments	—	1,604,153
PACE Global Real Estate Securities Investments	1.07	—
PACE Alternative Strategies Investments	4.48	—

Also, for the fiscal year ended July 31, 2015, the foreign source income for information reporting purposes for PACE International Equity Investments and PACE International Emerging Markets Equity Investments is $25,254,566 and $12,632,664, respectively.

For the period ended July 31, 2015, certain dividends paid by the Portfolios below may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the period, the amounts below represent the maximum amount that may be considered qualified dividend income.

Portfolio	Maximum amount considered qualified dividend income
PACE Large Co Value Equity Investments	$30,196,505
PACE Large Co Growth Equity Investments	9,662,465
PACE Small/Medium Co Value Equity Investments	7,420,990
PACE Small/Medium Co Growth Equity Investments	1,537,538
PACE International Equity Investments	29,537,249
PACE International Emerging Markets Equity Investments	6,976,505
PACE Global Real Estate Securities Investments	185,683
PACE Alternative Strategies Investments	5,361,011

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2016. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

February 2015 Board Meeting

Sirios Capital Management, L.P.

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on February 10-11, 2015, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Sirios Capital Management, L.P. ("Sirios") (the "Sub-Advisory Agreement") with respect to PACE Alternative Strategies Investments (the "Portfolio"). Management discussed with the board its proposal to terminate one of the two strategies provided to the Portfolio by First Quadrant, L.P. (i.e., the equitized portion of First Quadrant's global macro strategy) and to reallocate the portion of assets managed by First Quadrant using that strategy to Sirios. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Sirios as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Sirios to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS Global AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of Sirios as a sub-advisor to the Portfolio, including its "due diligence" concerning Sirios and its belief that Sirios's liquid alternative long-short equity strategy would benefit the Portfolio by, among other reasons, reducing the Portfolio's systematic risk, improving the Portfolio's ability to generate risk-adjusted returns and reducing "downside capture" over full business cycles and complementing the strategies provided by other sub-advisors to the Portfolio. The board also received materials from Sirios detailing its investment philosophy and met with a representative of Sirios, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Sirios in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Sirios. The board noted that although the proposed contractual sub-advisory fee would result in a net increase in the sub-advisory fees paid by UBS Global AM with respect to the Portfolio, the net increase in the sub-advisory fees would have no impact on the fees paid by the Portfolio's investors as the additional cost would be borne by UBS Global AM. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Fund performance—The board received and considered composite performance information provided by Sirios. The board also noted that, as Sirios would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of Sirios or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Sirios—The board was informed by management that Sirios' relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Sirios would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Sirios could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

May 2015 Board Meeting

Nomura Corporate Research and Asset Management Inc. and Nomura Asset Management Singapore Limited

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on May 19-20, 2015, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Nomura Corporate Research and Asset Management Inc. ("NCRAM") (the "Sub-Advisory Agreement") and sub-management agreement between NCRAM and its affiliate, Nomura Asset Management Singapore Limited ("NAM Singapore") (the "Sub-Management Agreement" and, together with the Sub-Advisory Agreement, the "Agreements"), with respect to PACE High Yield Investments (the "Portfolio"). Management discussed with the board its proposal to terminate MacKay Shields LLC ("MacKay") as the sole sub-advisor to the Portfolio and to reallocate the assets managed by MacKay to NCRAM, with the Asian high yield allocation of the strategy to be managed by NAM Singapore in its role as sub-manager to NCRAM. In considering the approval of the Agreements, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending NCRAM and NAM Singapore as the sub-advisor and sub-manager, respectively, to the Portfolio.

In its consideration of the approval of the Agreements, the board considered the following factors:

Nature, extent and quality of the services under the Agreements—The board's evaluation of the services to be provided by NCRAM and NAM Singapore to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS Global AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of NCRAM and NAM Singapore as the sub-advisor and sub-manager, respectively, to the Portfolio, including its "due diligence" concerning NCRAM and NAM Singapore and its belief that NCRAM's global high yield fixed income strategy would benefit the Portfolio by, among other reasons, potentially improving the Portfolio's ability to generate risk-adjusted returns and potentially enhancing downside protection. The board also received materials from NCRAM detailing its investment philosophy and met with representatives of NCRAM, who discussed with the board their investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Agreements.

Sub-advisory and sub-management fees—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to NCRAM and sub-management fee to be payable by NCRAM to NAM Singapore in light of the nature, extent and quality of the sub-advisory services and sub-management services anticipated to be provided by NCRAM and NAM Singapore, respectively. The board noted that the proposed contractual sub-advisory fee, with its breakpoints, was more favorable than the sub-advisory fee currently charged by MacKay and was expected to result in a lower sub-advisory fee to be paid by UBS Global AM. The board also noted that UBS Global AM voluntarily offered to pass onto the shareholders (via a corresponding voluntary waiver of its management fee charged to the Portfolio) any sub-advisory fee savings that UBS Global AM experienced as a result

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

of engaging NCRAM as a sub-advisor. The board determined that the proposed sub-advisory fee and sub-management fee were reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement and Sub-Management Agreement, respectively.

Fund performance—The board received and considered composite performance information provided by NCRAM with respect to various investment strategies, including its global high yield fixed income strategy and NAM Singapore's Asian high yield fixed income strategy. The board also noted that, as NCRAM and NAM Singapore would be a new sub-advisor and sub-manager, respectively, to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Agreements.

Advisor profitability—Profitability of NCRAM, NAM Singapore or their affiliates, or UBS Global AM or its affiliates, in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio and the sub-management fee payable to NAM Singapore would be paid by NCRAM out of the sub-advisory fee paid to it by UBS Global AM, and not by the Portfolio. As noted above, the board observed that the contractual sub-advisory fee payable by UBS Global AM to NCRAM would be lower than the fee paid by UBS Global AM to the Portfolio's current sub-advisor. The board indicated that it would further consider the implications, if any, of this lower sub-advisory expense to UBS Global AM and the fee waiver noted above, among other matters, when it engages in its next full UBS Global AM management contract review, or before if appropriate. In this regard, it was noted that UBS Global AM provides updated profitability data on the Portfolio on an ongoing quarterly basis, which provides the board with other opportunities to monitor the impact of the proposed changes on profitability going forward.

Economies of scale—The board noted that, as the sub-advisory fee and sub-management fee for the Portfolio would be paid by UBS Global AM and NCRAM, respectively, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee and sub-management fee was not relevant.

Other benefits to NCRAM and NAM Singapore—The board was informed by management that the relationships of NCRAM and NAM Singapore with the Portfolio would be limited to their provision of sub-advisory services and sub-management services, respectively, to the Portfolio and that therefore management believed that NCRAM and NAM Singapore would not receive tangible ancillary benefits as a result of their respective relationships with the Portfolio. The board recognized that NCRAM and NAM Singapore could receive intangible benefits from their association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor and sub-manager, respectively, to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor and sub-manager with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Agreements for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

May 2015 Board Meeting

Timpani Capital Management LLC

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on May 19-20, 2015, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Timpani Capital Management LLC ("Timpani") (the "Sub-Advisory Agreement") with respect to PACE Small/Medium Co Growth Equity Investments (the "Portfolio"). Management explained to the board that Timpani was owned by Growth Investment Managers LLC ("GIM"), an entity made up of the Timpani investment team and Frontier One LLC ("Frontier One"), with GIM and Frontier One owning 60% and 40%, respectively, of the voting equity shares of Timpani. Management further explained that, as of April 1, 2015, a window opened for an equity acquisition event, and GIM advised that it intended to exercise its option to acquire up to 15% of the voting equity shares of Timpani from Frontier One. This transfer is expected to take place on or about August 19, 2015. Following the transaction, and assuming that GIM exercises the full option as expected, GIM will own 75% of Timpani's voting equity shares and Frontier One will own 25%. Management explained that, pursuant to Timpani's operating agreement, if GIM elects to acquire 15% of the equity of Timpani in the transaction, GIM will control the composition of Timpani's board of directors. Management noted that, even if GIM elects to acquire less than 15% of the equity of Timpani, GIM nevertheless will control the composition of Timpani's board of directors as of October 1, 2015 due to the provisions of Timpani's operating agreement. Management stated that because the expected change in ownership constitutes an "assignment," the current sub-advisory agreement with Timpani (the "Current Sub-Advisory Agreement") would terminate automatically upon consummation of the transaction and, if approved, the proposed Sub-Advisory Agreement would become effective. Management stated that the proposed Sub-Advisory Agreement has substantially the same terms as the Current Sub-Advisory Agreement. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending that Timpani continue serving as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Timpani to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending that Timpani continue as a sub-advisor to the Portfolio, including that the Timpani investment team currently manages a portion of the Portfolio's assets and would continue to manage those assets in a materially similar manner, with no expected changes to investment personnel. Management noted that it did not expect the investment team, philosophy or process to be affected by this change in ownership structure. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Timpani in light of the nature, extent and quality of the sub-advisory services anticipated to

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

be provided by Timpani. The board noted that the sub-advisory fee rate in the Sub-Advisory Agreement was the same as that in the Current Sub-Advisory Agreement. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information provided by UBS Global AM. The board also noted that UBS Global AM believes that the investment team will continue to perform at its current level after the transaction. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

Advisor profitability—Profitability of Timpani or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Timpani—The board was informed by management that Timpani's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Timpani would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Timpani could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 14-15, 2015, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios"), and, for those Portfolios with sub-advisors/sub-manager(s), the sub-advisory/sub-management agreements for the Portfolios. (Throughout this discussion, each sub-advisor/sub-manager(s) to a Portfolio is referred to as a "Sub-Advisor" and each sub-advisory/sub-management agreement is referred to as a "Sub-Advisory Agreement.") In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including information about UBS Global AM and the Portfolios' Sub-Advisors, as well as the management, sub-advisory, administrative and distribution arrangements for the Portfolios. The Independent Trustees discussed the materials initially provided by management on several occasions prior to the scheduled board meeting. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, sub-advisory/sub-management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement and the Sub-Advisory Agreements, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Sub-Advisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS Global AM and, for those Portfolios with Sub-Advisor(s), sub-advisory services provided by each Sub-Advisor during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS Global AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of each Portfolio's affairs and UBS Global AM's role in coordinating and overseeing providers of other services to the Portfolios. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS Global AM provided extensive oversight of the Sub-Advisors for the Portfolios and reported to the board at each regular meeting on the Sub-Advisors' performance and compliance with applicable requirements and made recommendations with respect to Sub-Advisor changes (both in terms of the allocation of Portfolio assets to Sub-Advisors and their hiring and termination) from time to time based on the performance of the Sub-Advisors and other relevant factors. The board's evaluation of the services provided by UBS Global AM and the Sub-Advisors took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including (i) maintaining and monitoring its own and the Portfolios' expanded compliance programs and (ii) hiring and replacing Sub-Advisors, monitoring current Sub-Advisors (including adjusting their Portfolio asset allocations) and coordinating strategies among Sub-Advisors to continue to optimize the implementation and effectuation of the Portfolios' investment strategies. It also was noted that the Investment Management and Administration Agreement under consideration had been approved by shareholders at a special meeting of shareholders of the Trust held in 2008.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Portfolios and had previously met with and received information regarding the person(s) or portfolio management team from each Sub-Advisor primarily responsible for the day-to-day management of each Portfolio. The board recognized that the Portfolios' senior personnel at UBS Global AM report to the board regularly, and that at each regular meeting the board receives a detailed report from UBS Global AM on each Portfolio's performance and receives more extensive information periodically from each Sub-Advisor. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS Global AM had approximately $154 billion in assets under management as of March 31, 2015 and was part of the UBS Global Asset Management Division, which had approximately $680 billion in assets under management worldwide as of March 31, 2015. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement as well as under the Sub-Advisory Agreements.

Management and sub-advisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the services provided by UBS Global AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for each Portfolio (if any) and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered whether UBS Global AM had entered into one or more fee waiver and/or expense reimbursement agreements with a Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of certain or all classes of that Portfolio through November 30, 2015 (excluding dividend expense, borrowing costs, interest expense relating to short sales, expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed specified limits for each class (or, with respect to certain Portfolios, an agreement to waive a portion of its management fee). The board also considered that each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Moreover, the board considered that, in addition to continuing to waive certain fees and/or reimbursing certain expenses as in past years, UBS Global AM also offered specific new waivers or expense caps for certain Portfolios as discussed below. Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, an independent provider of investment company data (the "Expense Group"). The board also received from Lipper comparative data on a supplemental expense group of sub-advised peers (which may include certain of the sub-advised peers contained within the primary Expense Group) (the "Supplemental Expense Group"). A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS Global AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Portfolios, versus those accounts and the differences in the levels of services required by the Portfolios and those accounts. The

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

board also received information on fees charged to other mutual funds managed by UBS Global AM. The board observed that it had received certain information regarding fees, profitability, compensation from other similar funds, and economies of scale from certain Sub-Advisors as part of the summary of each Sub-Advisor's responses to requests for due diligence materials in connection with the board's annual reconsideration of the Sub-Advisory Agreements; however, the board also observed that the compensation paid to a Sub-Advisor is paid by UBS Global AM, not by the particular Portfolio, and, accordingly, that the retention of a Sub-Advisor generally does not increase the fees otherwise incurred by a Portfolio's shareholders (unless a management fee waiver level was affected by a sub-advisory fee increase or a reallocation of assets).

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten-year (or shorter for newer Portfolios) and since inception periods ended April 30, 2015, and (b) annualized performance information for each year in the ten-year (or shorter) period ended April 30, 2015. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Lipper used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also received updated supplemental data showing each Portfolio's performance through May 31, 2015. The board also considered UBS Global AM's statement that while management believed that the Lipper peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, in most cases with respect to certain benchmark indices, including with respect to each Sub-Advisor's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to each Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. To the extent provided by a Sub-Advisor, the board also reviewed information with respect to the Sub-Advisor's profitability in providing services to a Portfolio. The board did not consider such Sub-Advisor profitability information highly relevant as the sub-advisory fees are paid by UBS Global AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realized economies of scale as the Portfolios' assets grew, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that each Portfolio's Contractual Management Fee contained breakpoints, with the exception of PACE Money Market Investments. The board also noted that as of April 30, 2015, with the exception of PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE High Yield Investments, for those Portfolios having breakpoints, each Portfolio's asset level exceeded at least its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also took note of the relationship between any breakpoints in a sub-advisory fee and the breakpoints in fees paid by the Portfolios to UBS Global AM.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Generally, in light of UBS Global AM's profitability data, the Actual Management Fees, the Contractual Management Fees, the breakpoints currently in place for the Portfolios and the current assets of the Portfolios, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

Other benefits to UBS Global AM and the Sub-Advisors—The board was informed by management that the Sub-Advisors' relationships with the Portfolios were limited to their provision of sub-advisory services to these Portfolios, and that therefore, management believed that the Sub-Advisors and their affiliates did not receive tangible ancillary benefits as a result of the Sub-Advisors' relationships with the Portfolios, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the equity Portfolios (which also would potentially benefit such Portfolios) and possible limited benefits to certain affiliates of a Sub-Advisor, such as broker-dealers (e.g., an affiliate's execution of portfolio transactions subject to detailed restrictions in SEC rules and board oversight procedures). The board recognized that certain Sub-Advisors could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Sub-Advisors to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Sub-Advisor with an established or well-regarded reputation. In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS Global AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to the "median" in the Lipper Expense Group, Supplemental Expense Group and Lipper Performance Universe categories. With respect to fees or expenses, below median fees or expenses represent fees or expenses, respectively, that are lower relative to the median, and above median fees or expenses represent fees or expenses, respectively, that are higher relative to the median of the funds in the relevant Expense Group. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. Lipper information is calculated on a share class basis. References appearing below relate to Class A shares; the board also had information relevant to other share classes (e.g., Class P shares) during its considerations.

PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Jackson Square Partners, LLC, J.P. Morgan Investment Management Inc. and Mar Vista Investment Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was at the Performance Universe median for the three-year period and above the Performance Universe median for the five-year period, but that the Portfolio's performance was below the Performance Universe median for each of the one- and ten-year periods and since inception. Management explained that the majority of the Portfolio's underperformance over the one-year period, which also negatively impacted performance rankings for the other periods referenced above, stemmed from the underperformance of one of the Sub-Advisors due to higher momentum growth stocks facing headwinds over this time period. Management noted that the Sub-Advisor had outperformed by a wide margin in 2013 and that the Sub-Advisor's weight in the Portfolio was reduced towards the end of 2013 to lock in those gains. Management explained that, over the last three years, the Portfolio has taken less risk versus its peer group and that the Portfolio outperformed the peer group on a risk-adjusted basis for six of the nine last quarterly trailing one-year periods.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's total expenses were within a few basis points (that is, hundredths of a percent) of the median. Management stated that, effective February 6, 2015, a voluntary fee waiver was implemented in connection with the board's approval of an asset allocation change amongst Sub-Advisors, which resulted in fee savings of approximately $100,000 that UBS Global AM passed through to the Portfolio in its entirety. Management stated that if this new fee waiver were reflected in the Portfolio's total expenses in the Lipper report, those expenses would be within one basis point (i.e., of 0.01%) of the Expense Group median. Management also noted that, compared to the Supplemental Expense Group, consisting of seven other sub-advised funds, the Portfolio's Contractual Management Fee and Actual Management Fee were more closely aligned with its peers, and the Portfolio's total expenses were below the median.

PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital"), Pzena Investment Management, LLC, River Road Asset Management, LLC and Robeco Investment Management, Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was above the Performance Universe median for the one-, three-, five- and ten-year periods, but that the Portfolio's performance was one basis point (i.e., of 0.01%) below the median for the Performance Universe since inception.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that, effective November 1, 2014, a voluntary fee waiver of one basis point (i.e., of 0.01%) was implemented, which was only minimally factored into the data presented in the Lipper report, that more closely aligns the Portfolio's total expenses to those of its peers. Management also noted that, compared to the Supplemental Expense Group, consisting of six other sub-advised funds, the Portfolio's Contractual Management Fee and Actual Management Fee were both at the respective medians.

PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of LMCG Investments, LLC ("LMCG"), Riverbridge Partners, LLC and Timpani Capital Management LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was below the Performance Universe median for the three-, five- and ten-year periods and since inception, but that the Portfolio's performance was above the Performance Universe median for the one-year period.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group, as well as the Supplemental Expense Group, for the comparison periods utilized in the Lipper report.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

PACE Small/Medium Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and Systematic Financial Management, L.P., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was above the Performance Universe median for the one- and three-year periods, but that the Portfolio's performance was below the Performance Universe median for the five- and ten-year periods and since inception.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group, as well as the Supplemental Expense Group, for the comparison periods utilized in the Lipper report.

PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Chautauqua Capital Management, LLC, Los Angeles Capital and Mondrian Investment Partners Limited ("Mondrian"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was below the Performance Universe median for the one-, five- and ten-year periods and since inception, but that the Portfolio's performance was above the Performance Universe median for the three-year period. Management explained that a portion of the Portfolio's underperformance versus its peers was driven by poor stock selection in certain sectors. Management noted that over the one-year period the Portfolio outperformed its benchmark index on a gross basis and its relative performance was within 50 basis points (i.e., of 0.50%) of the median.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that, compared to the Supplemental Expense Group, consisting of two other sub-advised funds, the Portfolio's Contractual Management Fee and total expenses were at the respective medians and the Portfolio's Actual Management Fee was below the median. Management also noted that the manager of one of the other sub-advised funds utilizes affiliated sub-advisors, which may result in that fund having lower overall expenses.

PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of LMCG, Mondrian and William Blair & Company L.L.C., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was above the Performance Universe median for the one-year period and at the median for the five-year period, but that the Portfolio's performance for the three- and ten-year periods and since inception was below the Performance Universe median. Management noted that the Portfolio's performance ranked near or above the Performance Universe median for the trailing one-, three- and five-year periods.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was at the median and its Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that part of the variance in the Portfolio's total expenses relative to the Expense Group median was attributable to custody fees, driven mainly by fees charged for the safekeeping of assets in local markets. Management explained that these sub-custody fees can vary widely based on the countries of the investments within the respective funds in the peer group (as evidenced by the wide range of fees across them), and that investments in less developed or frontier-type markets are more costly than investments in developing or developed countries. Management stated that it reviews sub-custody fees relative to the markets the Portfolio invests in on an annual basis and will seek to make changes to the "all in" basis point custody fee if warranted. Management also stated that it anticipates conducting a thorough review of custody fees for all Portfolios to ensure that the fees paid by the Portfolios are competitive and appropriate. Management also noted that there are two funds within the Supplemental Expense Group, consisting of six other sub-advised funds, that utilize affiliated sub-advisors and that if these two funds were excluded from the group, it would increase the Actual Management Fee and total expense medians to within a few basis points (that is, hundredths of a percentage point) of the Portfolio's Actual Management Fee and total expenses, respectively.

PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Analytic Investors, LLC, AQR Capital Management, LLC, First Quadrant L.P., Sirios Capital Management, L.P. and Standard Life Investments (Corporate Funds) Limited, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was below the Performance Universe median for the one- and five-year periods and since inception, but the Portfolio's performance was above the Performance Universe median for the three-year period.

Management and sub-advisory fees and expense ratios—Management noted that, at the request of the board and UBS Global AM, Lipper applied additional criteria in compiling the Portfolio's Expense Group in order to select those peer funds whose investment objectives and general asset allocation were more similar to those of the Portfolio. The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group, as well as the Supplemental Expense Group, for the comparison periods utilized in the Lipper report.

PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Brookfield Investment Management Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was above the Performance Universe median for the one-, three- and five-year periods, but the Portfolio's performance was below the Performance Universe median since inception.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were below the median and its total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Lipper

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

report. Management noted that the Portfolio's total expenses were within a few basis points (that is, hundredths of a percentage point) of the median of the Supplemental Expense Group, consisting of three other sub-advised funds. Management further noted that the Portfolio's Contractual Management Fee and Actual Management Fee were well below the respective medians of the Expense Group and Supplemental Expense Group. Management explained that the Portfolio's high transfer agent fees are the main driver of the Portfolio's higher total expenses, which are a result of the very small average shareholder account sizes within the Portfolio.

PACE Mortgage-Backed Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Pacific Investment Management Company LLC ("PIMCO"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was below the Performance Universe median for the one-, three- and five-year periods and above the median for the ten-year period and since inception. Management observed that the Portfolio tends to invest in higher-rated securities than its peer funds due to historic and current investment guidelines. Management stated that prior to September 2013 the Portfolio was restricted to investing only in investment grade securities and, since that time, the Portfolio is permitted to invest up to 5% of its assets in non-investment grade securities. Management stated that since the financial crisis mortgage-backed securities funds generally have added value by owning non-agency mortgage-backed securities, the majority of which are non-investment grade. Management also stated that any exposure to non-investment grade securities would have benefited the Portfolio's relative performance as spreads have narrowed considerably on all higher-yielding securities. Management explained that, until September 2013, the Portfolio could not invest in such securities and that, even after the change, the Portfolio's 5% limitation on investing in non-investment securities places the Portfolio at a disadvantage versus its peers during periods when lower grade, higher-yielding investments outperform.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were above the median (with the Portfolio's Contractual Management Fee and total expenses the highest in the Expense Group) and its Actual Management Fee was below the median in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management stated that, while the Portfolio's Contractual Management Fee was above the median, its Actual Management Fee was below the median of the Expense Group. Management explained that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within two basis points—i.e., 0.02%). Management also noted that, compared to the Supplemental Expense Group, consisting of two other sub-advised funds, both of which utilize affiliated sub-advisors, the Portfolio's Actual Management Fee was at the median.

PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Nomura Corporate Research and Asset Management Inc. ("NCRAM") and Nomura Asset Management Singapore Limited (the later being a sub-manager to NCRAM for Asia), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was below the Performance Universe median for the one-, three- and five-year periods but above the median since inception. Management noted that at the May 2015 board meeting, the board approved replacing the Portfolio's former sub-

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

advisor with NCRAM and its sub-manager, which management expects to be beneficial to the Portfolio's performance going forward. The transition to the new Sub-Advisors occurred on July 1, 2015.

Management and sub-advisory fees and expense ratios—Management noted that, at the request of the board and UBS Global AM, Lipper applied additional criteria in compiling the Portfolio's Expense Group in order to select those peer funds whose investment objectives and general asset allocation were more similar to those of the Portfolio. The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group (with the Portfolio's total expenses the highest in the Expense Group) for the comparison periods utilized in the Lipper report. Management noted that, effective July 1, 2015, a voluntary fee waiver of 7.5 basis points was implemented in connection with the board's approval of replacing the Portfolio's former sub-advisor, which is expected to result in lower total expenses. In addition, as a result of discussions with the board prior to the meeting, management proposed a fee waiver of ten basis points (i.e., 0.10%) effective August 1, 2015 for a set time period. Management stated that the new waiver will bring the Portfolio's Actual Management Fee within approximately two basis points (i.e., 0.02%) of the Expense Group median and approximately four basis points (i.e., 0.04%) below the median of the Supplemental Expense Group, consisting of eight other sub-advised funds. In addition, the new waiver will bring the Portfolio's total expenses within approximately six basis points (i.e., 0.06%) and four basis points (i.e., 0.04%) of the medians of the Expense Group and Supplemental Expense Group, respectively. Management also proposed to waive the right to recoup any amounts currently allowable within the terms and conditions of the expense cap agreement in place for the Portfolio.

PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Babson Capital Management LLC and BlackRock Financial Management, Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management noted that the duration of the Portfolio is approximately two years shorter than that of the peer funds in the Performance Universe. Management explained that a short duration manager was added as a Sub-Advisor to the Portfolio in June 2014 in anticipation of higher interest rates. Management explained that as yields have fallen, particularly in longer-dated US Treasury securities, the Portfolio has produced lower returns versus longer-duration peers over the one-, three- and five-year periods. Management stated that the Portfolio's ranking has improved as interest rates have risen due to its shorter duration (i.e., lower interest rate sensitivity) relative to its peers.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were above the median and its Actual Management Fee was below the median in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within four basis points—i.e., 0.04%).

PACE International Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Rogge Global Partners plc, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was below the Performance Universe median for the three-, five- and ten-year periods and since inception, but above the

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Performance Universe median for the one-year period. Management explained that the Portfolio's relative performance has improved since the Portfolio's secondary benchmark index was changed to an index that is half-hedged to the US dollar on July 1, 2013. Management stated that since that time the US dollar has appreciated and the Portfolio's overall performance has been strong. Management noted that the Portfolio outperformed its primary (unhedged) benchmark by approximately 800 basis points (i.e., 8.00%) for the one-year period.

Management and sub-advisory fees and expense ratios—Management noted that, at the request of the board and UBS Global AM, Lipper applied additional criteria in compiling the Portfolio's Expense Group in order to select those peer funds whose investment objectives and general asset allocation were more similar to those of the Portfolio. The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management stated that the peer group expense analysis continued to be problematic, noting that the Portfolio's high transfer agent fees are the main driver of the Portfolio's higher total expenses and that such expenses are a result of the average Shareholder account sizes with the Portfolio. Management noted that the Lipper International Fixed Income category is very broad, which makes it difficult to select a pure set of peers to properly compare the Portfolio's performance, fees and expenses. As a result of discussions with the board prior to the meeting, management proposed a voluntary fee waiver of ten basis points (0.10%) effective August 1, 2015 for a set time period. Management stated that, as a result of the new waiver, the Portfolio's Actual Management Fee would be approximately 11 basis points (i.e., 0.11%) below the Expense Group median, and the Portfolio's total expenses would be at the Expense Group median. Management also proposed to waive the right to recoup any amounts currently allowable within the terms and conditions of the expense cap agreement in place for the Portfolio.

PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Standish Mellon Asset Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management stated that the Portfolio is a higher quality municipal fund in a Performance Universe of peer funds that hold lower quality investments, including sub-investment grade debt. Management explained that lower quality issuance has generally outperformed in recent years, which has lowered the Portfolio's ranking, but noted that on a risk-adjusted basis the Portfolio has outperformed the median over five of the seven last quarterly periods.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management explained that it appears that other funds in the Expense Group have large fee waivers in place. Management noted that when comparing the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses to the Supplemental Expense Group, consisting of six funds of which three funds use affiliated sub-advisors and do not pay a sub-advisor fee, the Portfolio is more in line with the medians. As a result of discussions with the board prior to the meeting, management proposed a voluntary fee waiver of five basis points (0.05%) effective August 1, 2015 for a set time period. Management stated that the new waiver will bring the Portfolio's Actual Management Fee within five basis points (i.e., 0.05%) of the Expense Group median and approximately four basis points (i.e., 0.04%) below the Supplemental Expense Group median, and the Portfolio's total expenses will be in line with the medians of both the Expense Group and Supplemental Expense Group. Management also proposed to waive the

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

right to recoup any amounts currently allowable within the terms and conditions of the expense cap agreement in place for the Portfolio.

PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with PIMCO and Neuberger Berman Fixed Income LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was above the Performance Universe median for the one-, five- and ten-year periods and since inception, but below the Performance Universe median for the three-year period. Management noted that in January 2015 the Portfolio added a new Sub-Advisor that applies a more dynamic and flexible approach, particularly with respect to sector rotation, which is expected to complement and diversify away from the other Sub-Advisor's more long-term investment style and to aid the Portfolio should volatile markets arise.

Management and sub-advisory fees and expense ratios—Management noted that, at the request of the board and UBS Global AM, Lipper applied additional criteria in compiling the Portfolio's Expense Group in order to select those peer funds whose investment objectives and general asset allocation were more similar to those of the Portfolio. The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Lipper Core Plus Bond category has a particularly low actual management fee median and that some peer funds have large fee waivers in place due to their smaller size. Management also noted that, compared to the Supplemental Expense Group, consisting of three other sub-advised funds, the Portfolio's Contractual Management Fee and Actual Management Fee were below the respective medians. Management stated that the Portfolio is more dynamic and flexible in its investment approach than the other funds in the Expense Group and that such an approach generally correlates with higher management fees. As a result of discussions with the board prior to the meeting, management proposed a voluntary fee waiver of seven basis points (0.07%) effective August 1, 2015 for a set time period. Management stated that the new waiver would bring the Portfolio's expenses within approximately seven basis points (i.e., 0.07%) of the Supplemental Expense Group median, and the Portfolio's Actual Management Fee would be well below the Supplemental Expense Group median. In addition to the new fee waiver, management also proposed to waive the right to recoup any amounts currently allowable within the terms and conditions of the expense cap agreement in place for the Portfolio.

PACE Money Market Investments

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was at or above the Performance Universe median for the one-, three-, five- and ten-year periods and since inception.

Management fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were below the median and its Actual Management Fee was at the median in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Conclusion

Based on its review and, in certain instances, management's explanations upon further questioning, the board concluded that each Portfolio's investment performance was satisfactory or acceptable and that each management fee and sub-advisory fee, as proposed by management after questions and/or suggestions posed by the board, was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the applicable Investment Management and Administration Agreement and Sub-Advisory Agreement or Sub-Advisory Agreements, respectively. However, there were certain Portfolios that the board determined to continue to closely monitor over the next year.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Sub-Advisors, the Sub-Advisory Agreement(s). No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the sub-advised Portfolios, the Sub-Advisory Agreement(s). The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of UBS Global AM or the Sub-Advisors were present.

PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg[2]; 73 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989).

				Professor Feldberg is a director or trustee of 18 investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), and the New York City Ballet.

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard Q. Armstrong; 80 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy, among many others) (from 1982 until 1995).

				Mr. Armstrong is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	None
Alan S. Bernikow; 74 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 to 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Mr. Bernikow is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Destination XL Group, Inc. (menswear) (and serves as a member of its nominating and corporate governance committee). He is also a director of Florida Community Bank, N.A. (and serves as the chair of its audit committee).

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard R. Burt; 68 McLarty Associates 900 17th Street Washington, D.C. 20006	Trustee	Since 2001

Mr. Burt is a managing director to McLarty Associates (a consulting firm) with which he has been employed since 2007. He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (information and risk management firm).

Mr. Burt is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Burt is also a director of Central Europe & Russia Fund, Inc., European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committees).

Bernard H. Garil; 75 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 55 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
David Malpass*; 59 Encima Global, LLC 645 Madison Avenue, 5th Floor, New York, NY 10022	Trustee	Since 2014

Mr. Malpass is the president and founder of Encima Global, LLC (economic research and consulting) (since 2008). From 1993 until 2008, he was Chief Economist and Senior Managing Director of Bear, Stearns & Co. (financial services firm).

				Mr. Malpass is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Malpass is also a director of New Mountain Finance Corp. (business development company and serves as a member of its audit committee).

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 50	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary) Since July 2014 (Chief Compliance Officer)

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS Global AM—Americas region. Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 47	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 51	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management-Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 49	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North America Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 35	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 57	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), and assistant secretary of UBS Global Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 47	Vice President and Assistant Treasurer	Since 1999

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Cindy Lee*; 40	Vice President and Assistant Treasurer	Since November 2014

Ms. Lee is an associate director (since 2009) prior to which she was a fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 44	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn*; 49	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Robert Sabatino**; 41	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 36 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 49	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 59	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 54	Vice President and Assistant Secretary	Since 2000

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu*; 31	Vice President	Since February 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins David Malpass

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer
Mark F. Kemper Vice President and Secretary

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

© UBS 2015. All rights reserved.
UBS Global Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S003

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended July 31, 2015 and July 31, 2014, the aggregate Ernst & Young LLP (EY) audit fees for professional services rendered to the registrant were approximately $977,940 and $989,940, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended July 31, 2015 and July 31, 2014, the aggregate audit-related fees billed by EY for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $44,150 and $66,505, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2015 and 2014 semiannual financial statements and (2) review of the consolidated 2013 report on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended July 31, 2015 and July 31, 2014, the aggregate tax fees billed by EY for professional services rendered to the registrant were approximately $358,813 and $312,822, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended July 31, 2015 and July 31, 2014, there were no fees billed by EY for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)  Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 — with revisions through July 2008)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.              Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund.  In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s).  From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2015 and July 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2015 and July 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2015 and July 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2015 and July 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2015 and July 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2015 and July 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           According to EY, for the fiscal year ended July 31, 2015, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of EY was 0%.

(g)          For the fiscal years ended July 31, 2015 and July 31, 2014, the aggregate fees billed by EY of $590,690 and $557,667, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2015	2014
Covered Services	$402,963	$379,327
Non-Covered Services	187,727	178,340

(h)  The registrant’s audit committee was required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)                Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 9, 2015

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	October 9, 2015